UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 through June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2017

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Emerging market equities generally outperformed developed market equities during the reporting period.

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

Notably, U.S. financial market volatility remained low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the Standard & Poor’s 500 Index to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	10.73%
Bloomberg Barclays U.S. Aggregate Index	(0.31)%
MSCI World Index (net of foreign withholding taxes)	18.20%
Access Balanced Composite Benchmark	9.87%

Net Assets as of 6/30/2017	$624,651,137

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the twelve months ended June 30, 2017.

The Fund’s allocation to U.S. and other developed market equities drove its outperformance relative to the Bloomberg Barclays U.S. Aggregate Index. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index.

The Fund outperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), HFRX Global Hedge Fund Index (5%) and Bloomberg Barclays 1-3 Month Treasury Bill Index (5%).

The Fund’s security selection in equities in foreign developed markets and in the U.S. and its underweight position in core fixed income securities were leading contributors to performance relative to the composite benchmark. The Fund’s overweight allocation and security selection in extended credit was a leading detractor from performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers ended the reporting period with a slight overweight position in global equity, particularly in Europe, Australasia and Far East. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment and flows across geographies recognizing that regional allocations may be an important driver of returns. Within fixed income, the portfolio managers favored an underweight position in core bonds, given their opinion that U.S. interest rates would gradually move higher.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P500 Fund Trust	22.9%
2.	iShares MSCI EAFE Fund	12.5
3.	Vanguard Total International Bond Fund	8.5
4.	JPMorgan Core Bond Fund, Class R6 Shares	5.3
5.	JPMorgan High Yield Fund, Class R6 Shares	4.1
6.	JPMorgan Corporate Bond Fund, Class R6 Shares	3.9
7.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	3.6
8.	JPMorgan Unconstrained Debt Fund, Class R6 Shares	3.0
9.	JPMorgan Global Research Enhanced Index Fund, Class I Shares	2.9
10.	JPMorgan Core Plus Bond Fund, Class R6 Shares	2.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	33.2%
U.S. Equity	32.2
International Equity	25.2
Alternative Assets	5.1
Short-Term Investment	4.3

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		5.51%	4.37%	3.91%
Without Sales Charge		10.46	5.33	4.53
CLASS C SHARES	January 4, 2010
With CDSC**		8.83	4.80	4.02
Without CDSC		9.83	4.80	4.02
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 30, 2009	10.73	5.62	4.81
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 30, 2009	10.85	5.77	4.96

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares (formerly Select Class Shares) of the JPMorgan Access Balanced Fund, the Bloomberg Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World

Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays 1-3 Month Treasury Bill Index (5%), HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Class I Shares (formerly Select Class Shares) have a $1,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	14.01%
MSCI World Index (net of foreign withholding taxes)	18.20%
Bloomberg Barclays U.S. Aggregate Index	(0.31)%
Access Growth Composite Benchmark	13.69%

Net Assets as of 6/30/2017	$557,894,556

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and outperformed the Bloomberg Barclays U.S. Aggregate Index, its broad based fixed income benchmark, for the twelve months ended June 30, 2017.

The Fund’s allocation to equities drove its outperformance relative to the Bloomberg Barclays U.S. Aggregate Index. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index.

The Fund outperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), HFRX Global Hedge Fund Index (5%) and Bloomberg Barclays 1-3 Month Treasury Bill Index (5%).

The Fund’s security selection in foreign developed market equities and U.S. equities, and its underweight position in core fixed income securities were leading contributors to performance relative to the composite benchmark. The Fund’s overweight position in extended credit was a leading detractor from performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers ended the reporting period with a slight overweight position in global equity, particularly in Europe, Australasia and the Far East. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. Within fixed income, the Fund’s portfolio managers favored an underweight allocation to core bonds, given their opinion that U.S. interest rates would gradually move higher.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P500 Fund Trust	24.4%
2.	iShares MSCI EAFE Fund	17.8
3.	JPMorgan Global Research Enhanced Index Fund, Class I Shares	8.0
4.	iShares Core S&P 500 Fund	6.4
5.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4.4
6.	Vanguard Total International Bond Fund	3.2
7.	JPMorgan High Yield Fund, Class R6 Shares	3.0
8.	JPMorgan Equity Focus Fund, Class I shares	3.0
9.	Oakmark International Fund, Institutional Class Shares	2.6
10.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, (Ireland), Class F Shares	2.5

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	40.0%
International Equity	36.6
Fixed Income	13.2
Alternative Assets	5.1
Short-Term Investment	5.1

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		8.50%	5.83%	4.87%
Without Sales Charge		13.64	6.81	5.50
CLASS C SHARES	January 4, 2010
With CDSC**		12.14	6.29	5.00
Without CDSC		13.14	6.29	5.00
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 30, 2009	14.01	7.10	5.77
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 30, 2009	14.20	7.26	5.93

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares (formerly Select Class Shares) of the JPMorgan Access Growth Fund, the Bloomberg Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World

Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays 1-3 Month Treasury Bill Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Class I Shares (formerly Select Class Shares) have a $1,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 6.4%
	Consumer Discretionary — 0.8%
	Auto Components — 0.1%
1,100	Aisin Seiki Co. Ltd., (Japan)	56,547
935	Autoliv, Inc., (Sweden), SDR	102,579
1,100	Denso Corp., (Japan)	46,682
19,467	GKN plc, (United Kingdom)	82,688
800	Koito Manufacturing Co. Ltd., (Japan)	41,369
3,100	Sumitomo Rubber Industries Ltd., (Japan)	52,500

		382,365

	Automobiles — 0.1%
905	Bayerische Motoren Werke AG, (Germany)	84,172
6,600	Honda Motor Co. Ltd., (Japan)	180,827
2,500	Suzuki Motor Corp., (Japan)	119,095
2,900	Toyota Motor Corp., (Japan)	152,434

		536,528

	Diversified Consumer Services — 0.0% (g)
36,840	AA plc, (United Kingdom)	109,467

	Hotels, Restaurants & Leisure — 0.0% (g)
7,062	Compass Group plc, (United Kingdom)	149,052
5,345	Greene King plc, (United Kingdom)	46,909
19,835	Wynn Macau Ltd., (Macau)	46,316

		242,277

	Household Durables — 0.1%
11,700	Panasonic Corp., (Japan)	159,416
4,898	Persimmon plc, (United Kingdom)	143,053
1,800	Sony Corp., (Japan)	68,659

		371,128

	Media — 0.2%
2,400	CyberAgent, Inc., (Japan)	74,536
3,460	Eutelsat Communications SA, (France)	88,281
3,693	JCDecaux SA, (France)	121,081
4,781	Liberty Global plc, (United Kingdom), Class A (a)	153,566
5,340	Modern Times Group MTG AB, (Sweden), Class B	183,807
3,570	Naspers Ltd., (South Africa), Class N, ADR	72,649
13,274	SES SA, (Luxembourg), FDR	310,969
4,313	Sky plc, (United Kingdom)	55,858
590	Stroeer SE & Co. KGaA, (Germany)	35,427
7,748	WPP plc, (United Kingdom)	163,147

		1,259,321

	Multiline Retail — 0.0% (g)
7,167	Lojas Renner SA, (Brazil) (a)	59,492
965	Ryohin Keikaku Co. Ltd., (Japan)	241,521

		301,013

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.1%
61,355	BCA Marketplace plc, (United Kingdom)	155,429
42,688	Kingfisher plc, (United Kingdom)	167,205

		322,634

	Textiles, Apparel & Luxury Goods — 0.2%
5,899	Burberry Group plc, (United Kingdom)	127,647
743,000	China Hongxing Sports Ltd., (China) (a)	1
1,527	Cie Financiere Richemont SA (Registered), (Switzerland)	126,357
36	Hermes International, (France)	17,783
1,129	Kering, (France)	384,438
1,020	LVMH Moet Hennessy Louis Vuitton SE, (France)	255,056
4,056	Moncler SpA, (Italy)	95,148
70,500	Samsonite International SA	294,535

		1,300,965

	Total Consumer Discretionary	4,825,698

	Consumer Staples — 0.7%
	Beverages — 0.2%
3,138	Carlsberg A/S, (Denmark), Class B	335,344
14,282	Diageo plc, (United Kingdom)	422,058
5,900	Kirin Holdings Co. Ltd., (Japan)	120,352
2,594	Pernod Ricard SA, (France)	347,355

		1,225,109

	Food & Staples Retailing — 0.0% (g)
3,700	Seven & i Holdings Co. Ltd., (Japan)	152,678

	Food Products — 0.3%
3,920	Associated British Foods plc, (United Kingdom)	150,008
4,233	Danone SA, (France)	317,719
1,200	MEIJI Holdings Co. Ltd., (Japan)	97,307
10,637	Nestle SA (Registered), (Switzerland)	927,734
44,600	Wilmar International Ltd., (Singapore)	108,483

		1,601,251

	Household Products — 0.0% (g)
15,175	PZ Cussons plc, (United Kingdom)	67,635
1,295	Reckitt Benckiser Group plc, (United Kingdom)	131,278

		198,913

	Personal Products — 0.1%
2,229	L’Oreal SA, (France)	464,779
2,400	Pola Orbis Holdings, Inc., (Japan)	63,496
7,569	Unilever plc, (United Kingdom)	409,618

		937,893

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Tobacco — 0.1%
4,525	British American Tobacco plc, (United Kingdom)	308,347
4,349	Imperial Brands plc, (United Kingdom)	195,432
1,400	Japan Tobacco, Inc., (Japan)	49,207

		552,986

	Total Consumer Staples	4,668,830

	Energy — 0.2%
	Energy Equipment & Services — 0.0% (g)
5,180	Ensco plc, Class A	26,729
7,134	WorleyParsons Ltd., (Australia) (a)	61,468

		88,197

	Oil, Gas & Consumable Fuels — 0.2%
6,015	Enbridge, Inc., (Canada)	239,617
3,880	Royal Dutch Shell plc, (Netherlands), Class B	104,164
2,900	Royal Dutch Shell plc, (Netherlands), Class B, ADR	157,847
4,673	Statoil ASA, (Norway)	77,488
12,759	TOTAL SA, (France)	633,446

		1,212,562

	Total Energy	1,300,759

	Financials — 1.3%
	Banks — 0.7%
6,099	ABN AMRO Group NV, (Netherlands), CVA (e)	161,574
9,489	Australia & New Zealand Banking Group Ltd., (Australia)	209,438
3,439	Barclays plc, (United Kingdom), ADR	36,419
7,709	BNP Paribas SA, (France)	554,992
4,066	Commerzbank AG, (Germany) (a)	48,552
3,486	Danske Bank A/S, (Denmark)	134,117
11,400	DBS Group Holdings Ltd., (Singapore)	171,579
18,434	DNB ASA, (Norway)	313,835
2,336	Erste Group Bank AG, (Austria) (a)	89,480
2,195	HDFC Bank Ltd., (India), ADR	190,899
19,346	ING Groep NV, (Netherlands)	333,966
47,323	Intesa Sanpaolo SpA, (Italy)	150,526
3,725	KBC Group NV, (Belgium)	282,426
475,264	Lloyds Banking Group plc, (United Kingdom)	409,571
4,200	National Bank of Canada, (Canada)	176,609
16,969	Nordea Bank AB, (Sweden)	216,124
9,724	Standard Chartered plc, (United Kingdom) (a)	98,487
1,800	Sumitomo Mitsui Financial Group, Inc., (Japan)	70,280
3,800	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	136,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
21,796	Svenska Handelsbanken AB, (Sweden), Class A	312,165
5,600	United Overseas Bank Ltd., (Singapore)	94,016

		4,191,548

	Capital Markets — 0.1%
1,144	Close Brothers Group plc, (United Kingdom)	22,502
4,967	GAM Holding AG, (Switzerland) (a)	66,780
1,814	Macquarie Group Ltd., (Australia)	123,359
5,201	UBS Group AG (Registered), (Switzerland) (a)	88,448

		301,089

	Consumer Finance — 0.0% (g)
4,200	Credit Saison Co. Ltd., (Japan)	82,240

	Diversified Financial Services — 0.0% (g)
14,834	Challenger Ltd., (Australia)	152,130
14,000	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	76,812

		228,942

	Insurance — 0.5%
89,985	AIA Group Ltd., (Hong Kong)	658,363
24,583	Aviva plc, (United Kingdom)	168,624
11,299	AXA SA, (France)	309,404
28,002	Direct Line Insurance Group plc, (United Kingdom)	129,664
921	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	186,367
12,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	79,049
21,557	Prudential plc, (United Kingdom)	494,815
15,817	RSA Insurance Group plc, (United Kingdom)	126,881
6,308	Sampo OYJ, (Finland), Class A	323,636
16,122	Storebrand ASA, (Norway)	111,248
3,600	Sun Life Financial, Inc., (Canada)	128,698
5,100	Tokio Marine Holdings, Inc., (Japan)	212,228
524	Zurich Insurance Group AG, (Switzerland)	152,929

		3,081,906

	Total Financials	7,885,725

	Health Care — 0.8%
	Biotechnology — 0.1%
667	CSL Ltd., (Australia)	70,789
941	Genmab A/S, (Denmark) (a)	200,640
668	Shire plc, ADR	110,400

		381,829

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 0.1%
4,814	Elekta AB, (Sweden), Class B	45,558
2,337	Essilor International SA, (France)	297,296
4,581	GN Store Nord A/S, (Denmark)	133,761
1,480	Medtronic plc	131,350
808	Sonova Holding AG (Registered), (Switzerland)	131,440
3,360	Sysmex Corp., (Japan)	201,109

		940,514

	Health Care Providers & Services — 0.0% (g)
3,130	Fresenius SE & Co. KGaA, (Germany)	268,720
1,600	Miraca Holdings, Inc., (Japan)	72,062

		340,782

	Pharmaceuticals — 0.6%
15,500	Astellas Pharma, Inc., (Japan)	189,979
7,455	AstraZeneca plc, (United Kingdom)	499,362
3,478	Bayer AG (Registered), (Germany)	450,784
4,400	GlaxoSmithKline plc, (United Kingdom), ADR	189,728
6,000	Novartis AG (Registered), (Switzerland)	501,160
14,925	Novo Nordisk A/S, (Denmark), Class B	641,287
3,186	Roche Holding AG, (Switzerland)	814,070
2,682	Sanofi, (France)	256,989

		3,543,359

	Total Health Care	5,206,484

	Industrials — 0.9%
	Aerospace & Defense — 0.1%
2,982	Airbus SE, (France)	246,091
24,333	Meggitt plc, (United Kingdom)	151,199
4,479	Safran SA, (France)	410,753

		808,043

	Airlines — 0.0% (g)
605	Ryanair Holdings plc, (Ireland), ADR (a)	65,104

	Building Products — 0.1%
15,351	Assa Abloy AB, (Sweden), Class B	338,359

	Electrical Equipment — 0.1%
6,986	ABB Ltd. (Registered), (Switzerland)	173,400
2,055	Legrand SA, (France)	143,607
19,300	Mitsubishi Electric Corp., (Japan)	279,128
1,400	Nidec Corp., (Japan)	143,836

		739,971

	Industrial Conglomerates — 0.2%
14,596	CK Hutchison Holdings Ltd., (Hong Kong)	183,173
1,440	DCC plc, (United Kingdom)	131,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
3,805	Jardine Matheson Holdings Ltd., (Hong Kong)	244,266
6,690	Koninklijke Philips NV, (Netherlands)	238,155
9,900	Sembcorp Industries Ltd., (Singapore)	22,132
2,929	Siemens AG (Registered), (Germany)	402,896

		1,221,761

	Machinery — 0.2%
1,500	FANUC Corp., (Japan)	290,318
2,200	Glory Ltd., (Japan)	72,256
1,500	Hoshizaki Corp., (Japan)	136,096
4,200	Kubota Corp., (Japan)	70,992
1,700	SMC Corp., (Japan)	519,677
5,100	THK Co. Ltd., (Japan)	145,346

		1,234,685

	Marine — 0.0% (g)
37	AP Moller—Maersk A/S, (Denmark), Class B	74,500

	Professional Services — 0.0% (g)
1,513	DKSH Holding AG, (Switzerland)	123,010
4,800	Recruit Holdings Co. Ltd., (Japan)	82,608

		205,618

	Road & Rail — 0.1%
865	Canadian National Railway Co., (Canada)	70,108
700	Central Japan Railway Co., (Japan)	114,322
1,340	DSV A/S, (Denmark)	82,308

		266,738

	Trading Companies & Distributors — 0.1%
1,526	Brenntag AG, (Germany)	88,499
4,900	Mitsubishi Corp., (Japan)	103,003
14,000	Sumitomo Corp., (Japan)	182,563

		374,065

	Transportation Infrastructure — 0.0% (g)
42,898	Sydney Airport, (Australia)	233,678

	Total Industrials	5,562,522

	Information Technology — 0.8%
	Communications Equipment — 0.0% (g)
9,844	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	70,780

	Electronic Equipment, Instruments & Components — 0.2%
13,435	Hamamatsu Photonics KK, (Japan)	414,029
1,120	Keyence Corp., (Japan)	493,055
2,630	Murata Manufacturing Co. Ltd., (Japan)	401,512
2,300	Omron Corp., (Japan)	100,117

		1,408,713

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — 0.1%
875	Alibaba Group Holding Ltd., (China), ADR (a)	123,288
483	Baidu, Inc., (China), ADR (a)	86,389
3,100	Kakaku.com, Inc., (Japan)	44,562
410	MercadoLibre, Inc., (Argentina)	102,861
63	NAVER Corp., (South Korea)	46,181
3,500	Tencent Holdings Ltd., (China)	125,562
19,400	Yahoo Japan Corp., (Japan)	84,336
1,154	YY, Inc., (China), ADR (a)	66,967

		680,146

	IT Services — 0.1%
4,507	Amadeus IT Group SA, (Spain)	269,409
6,800	Infosys Ltd., (India), ADR	102,136

		371,545

	Semiconductors & Semiconductor Equipment — 0.2%
3,419	ASML Holding NV, (Netherlands)	445,676
768	Broadcom Ltd.	178,982
5,600	Renesas Electronics Corp., (Japan) (a)	48,963
36,000	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan)	245,960
10,440	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	364,982
1,200	Tokyo Electron Ltd., (Japan)	162,232

		1,446,795

	Software — 0.1%
1,739	Gemalto NV, (Netherlands)	104,300
8,575	Micro Focus International plc, (United Kingdom)	253,556
1,290	Oracle Corp. Japan, (Japan)	83,911
2,791	SAP SE, (Germany)	292,138

		733,905

	Technology Hardware, Storage & Peripherals — 0.1%
83	Samsung Electronics Co. Ltd., (South Korea)	172,874
100	Samsung Electronics Co. Ltd., (South Korea), GDR	81,371

		254,245

	Total Information Technology	4,966,129

	Materials — 0.3%
	Chemicals — 0.2%
1,599	Air Liquide SA, (France)	197,630
28,630	Asahi Kasei Corp., (Japan)	308,870
1,336	BASF SE, (Germany)	123,993
897	Covestro AG, (Germany) (e)	65,027
58	Givaudan SA (Registered), (Switzerland)	116,220

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
2,400	Kansai Paint Co. Ltd., (Japan)	55,407
4,000	Tosoh Corp., (Japan)	41,225
1,305	Umicore SA, (Belgium)	90,777

		999,149

	Containers & Packaging — 0.0% (g)
14,417	Amcor Ltd., (Australia)	179,603

	Metals & Mining — 0.1%
5,864	Antofagasta plc, (Chile)	61,179
1,891	BHP Billiton Ltd., (Australia)	33,705
5,519	BHP Billiton plc, (Australia)	84,555
27,537	Independence Group NL, (Australia)	66,608
1,119	Rio Tinto Ltd., (United Kingdom)	54,382
1,310	Rio Tinto plc, (United Kingdom)	55,481
40,798	South32 Ltd., (Australia)	84,024

		439,934

	Paper & Forest Products — 0.0% (g)
8,849	Stora Enso OYJ, (Finland), Class R	114,348

	Total Materials	1,733,034

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
6,154	Great Portland Estates plc, (United Kingdom)	47,907
33,491	Scentre Group, (Australia)	104,127
515	Unibail-Rodamco SE, (France)	129,768

		281,802

	Real Estate Management & Development — 0.0% (g)
1,470	Deutsche Wohnen AG, (Germany)	56,326
4,000	Mitsui Fudosan Co. Ltd., (Japan)	95,834

		152,160

	Total Real Estate	433,962

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
2,620	KT Corp., (South Korea)	84,190
7,600	Nippon Telegraph & Telephone Corp., (Japan)	358,751
39,210	Singapore Telecommunications Ltd., (Singapore)	110,732
25,687	TDC A/S, (Denmark)	149,380
105,373	Telecom Italia SpA, (Italy), FDR	77,979
31,966	Telefonica Deutschland Holding AG, (Germany)	159,862
11,488	Telefonica SA, (Spain)	118,919
8,672	Telstra Corp. Ltd., (Australia)	28,654

		1,088,467

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 0.2%
4,000	America Movil SAB de CV, (Mexico), Class L, ADR	63,680
1,655	KDDI Corp., (Japan)	43,771
6,890	NTT DOCOMO, Inc., (Japan)	162,953
4,800	SoftBank Group Corp., (Japan)	390,193
119,700	Vodafone Group plc, (United Kingdom)	339,942
8,681	Vodafone Group plc, (United Kingdom), ADR	249,405

		1,249,944

	Total Telecommunication Services	2,338,411

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
7,058	Enel SpA, (Italy)	37,856
6,884	SSE plc, (United Kingdom)	130,254

		168,110

	Independent Power and Renewable Electricity Producers — 0.0% (g)
3,600	Electric Power Development Co. Ltd., (Japan)	89,165

	Multi-Utilities — 0.1%
5,747	E.ON SE, (Germany)	54,252
10,446	Engie SA, (France)	157,669
11,996	National Grid plc, (United Kingdom)	148,636

		360,557

	Total Utilities	617,832

	Total Common Stocks (Cost $31,105,990)	39,539,386

Exchange-Traded Funds — 48.0%
	Fixed Income — 8.6%
983,450	Vanguard Total International Bond Fund	53,460,342

	International Equity — 13.6%
1,198,540	iShares MSCI EAFE Fund	78,144,808
128,250	iShares MSCI Japan Fund	6,880,613

	Total International Equity	85,025,421

	U.S. Equity — 25.8%
72,100	iShares Core S&P 500 Fund	17,549,861
595,100	SPDR S&P500 Fund Trust	143,895,180

	Total U.S. Equity	161,445,041

	Total Exchange-Traded Funds (Cost $262,757,828)	299,930,804

Investment Companies — 41.8%
	Alternative Assets — 5.1%
769,668	AQR Managed Futures Strategy Fund, Class R6 Shares	6,773,075

SHARES	SECURITY DESCRIPTION	VALUE($)

	Alternative Assets — continued
885,092	John Hancock Funds II — Absolute Return Currency Fund, Class R6 Shares (a)	8,965,987
113,985	Marshall Wace UCITS Fund plc — MW TOPS UCITS Fund, (Ireland), Class F Shares (a) (u)	16,103,663

	Total Alternative Assets	31,842,725

	Fixed Income — 24.9%
1,002,728	Goldman Sachs Emerging Markets Debt Fund, Class I Shares	12,945,213
2,840,239	JPMorgan Core Bond Fund, Class R6 Shares (b)	33,031,983
2,181,122	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	18,037,880
2,408,098	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	24,418,110
3,481,017	JPMorgan High Yield Fund, Class R6 Shares (b)	25,898,768
1,409,953	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	14,437,915
738,689	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	7,992,613
1,846,794	JPMorgan Unconstrained Debt Fund, Class R6 Shares (b)	18,467,937

	Total Fixed Income	155,230,419

	International Equity — 5.4%
879,840	JPMorgan Global Research Enhanced Index Fund, Class I Shares (b)	18,230,281
586,136	Oakmark International Fund, Institutional Class Shares (a)	15,473,977

		33,704,258

	U.S. Equity — 6.4%
380,593	JPMorgan Equity Focus Fund, Class I Shares (b)	11,165,748
737,851	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	22,733,182
154,638	Parnassus Core Equity Fund, Institutional Class Shares	6,471,580

	Total U.S. Equity	40,370,510

	Total Investment Companies (Cost $238,874,203)	261,147,912

Preferred Stock — 0.0% (g)
	Health Care — 0.0% (g)
	Biotechnology — 0.0% (g)
4,053	Grifols SA (Preference), (Spain), Class B (Cost $71,384)	85,672

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.3%
	Investment Company — 4.3%
26,787,654	JPMorgan Prime Money Market Fund Institutional Class Shares, 1.150% (b) (l) (Cost $26,789,520)	26,795,690

	Total Investments — 100.5% (Cost $559,598,925)	627,499,464
	Liabilities in Excess of Other Assets — (0.5)% (s)	(2,848,327)

	NET ASSETS — 100.0%	$624,651,137

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	87.0%
Ireland	2.6
Japan	1.3
United Kingdom	1.1
Others (each less than 1.0%)	3.7
Short-Term Investment	4.3

* Percentages indicated are based on total investments as of June 30, 2017.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 7.1%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
1,100	Aisin Seiki Co. Ltd., (Japan)	56,547
942	Autoliv, Inc., (Sweden), SDR	103,347
1,100	Denso Corp., (Japan)	46,682
19,610	GKN plc, (United Kingdom)	83,295
800	Koito Manufacturing Co. Ltd., (Japan)	41,368
3,200	Sumitomo Rubber Industries Ltd., (Japan)	54,194

		385,433

	Automobiles — 0.1%
912	Bayerische Motoren Werke AG, (Germany)	84,823
6,700	Honda Motor Co. Ltd., (Japan)	183,567
2,500	Suzuki Motor Corp., (Japan)	119,095
2,900	Toyota Motor Corp., (Japan)	152,434

		539,919

	Diversified Consumer Services — 0.0% (g)
42,869	AA plc, (United Kingdom)	127,381

	Hotels, Restaurants & Leisure — 0.0% (g)
7,113	Compass Group plc, (United Kingdom)	150,148
5,735	Greene King plc, (United Kingdom)	50,332
19,675	Wynn Macau Ltd., (Macau)	45,942

		246,422

	Household Durables — 0.1%
11,800	Panasonic Corp., (Japan)	160,778
4,934	Persimmon plc, (United Kingdom)	144,105
1,800	Sony Corp., (Japan)	68,659

		373,542

	Media — 0.2%
2,400	CyberAgent, Inc., (Japan)	74,536
3,445	Eutelsat Communications SA, (France)	87,899
3,924	JCDecaux SA, (France)	128,654
4,869	Liberty Global plc, (United Kingdom), Class A (a)	156,392
5,685	Modern Times Group MTG AB, (Sweden), Class B	195,682
3,540	Naspers Ltd., (South Africa), Class N, ADR	72,039
13,455	SES SA, (Luxembourg), FDR	315,209
4,345	Sky plc, (United Kingdom)	56,273
594	Stroeer SE & Co. KGaA, (Germany)	35,667
7,804	WPP plc, (United Kingdom)	164,326

		1,286,677

	Multiline Retail — 0.1%
7,155	Lojas Renner SA, (Brazil) (a)	59,393
980	Ryohin Keikaku Co. Ltd., (Japan)	245,275

		304,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.1%
60,865	BCA Marketplace plc, (United Kingdom)	154,187
42,976	Kingfisher plc, (United Kingdom)	168,334

		322,521

	Textiles, Apparel & Luxury Goods — 0.2%
5,942	Burberry Group plc, (United Kingdom)	128,577
755,000	China Hongxing Sports Ltd., (China) (a)	1
1,468	Cie Financiere Richemont SA (Registered), (Switzerland)	121,475
36	Hermes International, (France)	17,783
1,181	Kering, (France)	402,145
1,010	LVMH Moet Hennessy Louis Vuitton SE, (France)	252,556
3,929	Moncler SpA, (Italy)	92,169
76,865	Samsonite International SA	321,126

		1,335,832

	Total Consumer Discretionary	4,922,395

	Consumer Staples — 0.8%
	Beverages — 0.2%
3,110	Carlsberg A/S, (Denmark), Class B	332,351
14,355	Diageo plc, (United Kingdom)	424,216
5,900	Kirin Holdings Co. Ltd., (Japan)	120,352
2,571	Pernod Ricard SA, (France)	344,275

		1,221,194

	Food & Staples Retailing — 0.0% (g)
3,800	Seven & i Holdings Co. Ltd., (Japan)	156,805

	Food Products — 0.3%
3,445	Associated British Foods plc, (United Kingdom)	131,831
3,819	Danone SA, (France)	286,645
1,200	MEIJI Holdings Co. Ltd., (Japan)	97,307
10,446	Nestle SA (Registered), (Switzerland)	911,076
44,900	Wilmar International Ltd., (Singapore)	109,212

		1,536,071

	Household Products — 0.0% (g)
13,825	PZ Cussons plc, (United Kingdom)	61,618
1,315	Reckitt Benckiser Group plc, (United Kingdom)	133,305

		194,923

	Personal Products — 0.2%
2,227	L’Oreal SA, (France)	464,362
2,400	Pola Orbis Holdings, Inc., (Japan)	63,496
7,671	Unilever plc, (United Kingdom)	415,138

		942,996

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Tobacco — 0.1%
4,195	British American Tobacco plc, (United Kingdom)	285,860
3,269	Imperial Brands plc, (United Kingdom)	146,900
1,900	Japan Tobacco, Inc., (Japan)	66,781

		499,541

	Total Consumer Staples	4,551,530

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
5,315	Ensco plc, Class A	27,425
7,347	WorleyParsons Ltd., (Australia) (a)	63,304

		90,729

	Oil, Gas & Consumable Fuels — 0.3%
7,170	Enbridge, Inc., (Canada)	285,628
4,335	Royal Dutch Shell plc, (Netherlands), Class B	116,379
3,000	Royal Dutch Shell plc, (Netherlands), Class B, ADR	163,290
4,689	Statoil ASA, (Norway)	77,753
12,418	TOTAL SA, (France)	616,517

		1,259,567

	Total Energy	1,350,296

	Financials — 1.4%
	Banks — 0.8%
6,050	ABN AMRO Group NV, (Netherlands), CVA (e)	160,276
9,562	Australia & New Zealand Banking Group Ltd., (Australia)	211,050
3,546	Barclays plc, (United Kingdom), ADR	37,552
7,443	BNP Paribas SA, (France)	535,842
4,095	Commerzbank AG, (Germany) (a)	48,898
3,511	Danske Bank A/S, (Denmark)	135,079
11,400	DBS Group Holdings Ltd., (Singapore)	171,579
18,625	DNB ASA, (Norway)	317,087
2,353	Erste Group Bank AG, (Austria) (a)	90,131
2,150	HDFC Bank Ltd., (India), ADR	186,986
19,432	ING Groep NV, (Netherlands)	335,450
47,670	Intesa Sanpaolo SpA, (Italy)	151,629
3,890	KBC Group NV, (Belgium)	294,936
494,124	Lloyds Banking Group plc, (United Kingdom)	425,824
4,000	National Bank of Canada, (Canada)	168,199
17,090	Nordea Bank AB, (Sweden)	217,666
9,394	Standard Chartered plc, (United Kingdom) (a)	95,144
2,100	Sumitomo Mitsui Financial Group, Inc., (Japan)	81,993
3,800	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	136,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
22,482	Svenska Handelsbanken AB, (Sweden), Class A	321,990
5,600	United Overseas Bank Ltd., (Singapore)	94,016

		4,217,820

	Capital Markets — 0.1%
1,229	Close Brothers Group plc, (United Kingdom)	24,174
4,806	GAM Holding AG, (Switzerland) (a)	64,616
1,828	Macquarie Group Ltd., (Australia)	124,311
5,309	UBS Group AG (Registered), (Switzerland) (a)	90,284

		303,385

	Consumer Finance — 0.0% (g)
4,200	Credit Saison Co. Ltd., (Japan)	82,240

	Diversified Financial Services — 0.0% (g)
14,948	Challenger Ltd., (Australia)	153,299
14,200	Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	77,909

		231,208

	Insurance — 0.5%
89,625	AIA Group Ltd., (Hong Kong)	655,729
24,763	Aviva plc, (United Kingdom)	169,859
11,532	AXA SA, (France)	315,785
28,207	Direct Line Insurance Group plc, (United Kingdom)	130,613
908	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	183,736
12,500	Ping An Insurance Group Co. of China Ltd., (China), Class H	82,343
20,844	Prudential plc, (United Kingdom)	478,449
15,871	RSA Insurance Group plc, (United Kingdom)	127,314
6,145	Sampo OYJ, (Finland), Class A	315,273
16,240	Storebrand ASA, (Norway)	112,063
3,700	Sun Life Financial, Inc., (Canada)	132,273
5,200	Tokio Marine Holdings, Inc., (Japan)	216,389
528	Zurich Insurance Group AG, (Switzerland)	154,096

		3,073,922

	Total Financials	7,908,575

	Health Care — 0.9%
	Biotechnology — 0.1%
651	CSL Ltd., (Australia)	69,091
941	Genmab A/S, (Denmark) (a)	200,640
646	Shire plc, ADR	106,764

		376,495

	Health Care Equipment & Supplies — 0.2%
4,958	Elekta AB, (Sweden), Class B	46,921

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
2,400	Essilor International SA, (France)	305,311
4,483	GN Store Nord A/S, (Denmark)	130,899
1,570	Medtronic plc	139,337
956	Sonova Holding AG (Registered), (Switzerland)	155,516
3,300	Sysmex Corp., (Japan)	197,517

		975,501

	Health Care Providers & Services — 0.0% (g)
3,207	Fresenius SE & Co. KGaA, (Germany)	275,330
1,600	Miraca Holdings, Inc., (Japan)	72,063

		347,393

	Pharmaceuticals — 0.6%
15,600	Astellas Pharma, Inc., (Japan)	191,205
7,395	AstraZeneca plc, (United Kingdom)	495,343
3,480	Bayer AG (Registered), (Germany)	451,044
4,500	GlaxoSmithKline plc, (United Kingdom), ADR	194,040
5,788	Novartis AG (Registered), (Switzerland)	483,452
14,726	Novo Nordisk A/S, (Denmark), Class B	632,736
3,230	Roche Holding AG, (Switzerland)	825,313
2,701	Sanofi, (France)	258,810

		3,531,943

	Total Health Care	5,231,332

	Industrials — 1.0%
	Aerospace & Defense — 0.2%
3,218	Airbus SE, (France)	265,567
24,507	Meggitt plc, (United Kingdom)	152,281
4,539	Safran SA, (France)	416,255

		834,103

	Airlines — 0.0% (g)
615	Ryanair Holdings plc, (Ireland), ADR (a)	66,180

	Building Products — 0.1%
15,137	Assa Abloy AB, (Sweden), Class B	333,642

	Electrical Equipment — 0.1%
7,037	ABB Ltd. (Registered), (Switzerland)	174,666
1,990	Legrand SA, (France)	139,064
19,500	Mitsubishi Electric Corp., (Japan)	282,021
1,315	Nidec Corp., (Japan)	135,103

		730,854

	Industrial Conglomerates — 0.2%
14,964	CK Hutchison Holdings Ltd., (Hong Kong)	187,791
1,450	DCC plc, (United Kingdom)	132,050
3,860	Jardine Matheson Holdings Ltd., (Hong Kong)	247,797

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
6,880	Koninklijke Philips NV, (Netherlands)	244,919
10,100	Sembcorp Industries Ltd., (Singapore)	22,579
2,969	Siemens AG (Registered), (Germany)	408,398

		1,243,534

	Machinery — 0.2%
1,505	FANUC Corp., (Japan)	291,286
2,400	Glory Ltd., (Japan)	78,824
1,220	Hoshizaki Corp., (Japan)	110,692
4,500	Kubota Corp., (Japan)	76,063
1,685	SMC Corp., (Japan)	515,092
5,000	THK Co. Ltd., (Japan)	142,496

		1,214,453

	Marine — 0.0% (g)
36	AP Moller—Maersk A/S, (Denmark), Class B	72,486

	Professional Services — 0.0% (g)
1,555	DKSH Holding AG, (Switzerland)	126,425
4,800	Recruit Holdings Co. Ltd., (Japan)	82,607

		209,032

	Road & Rail — 0.1%
1,015	Canadian National Railway Co., (Canada)	82,266
800	Central Japan Railway Co., (Japan)	130,654
1,335	DSV A/S, (Denmark)	82,001

		294,921

	Trading Companies & Distributors — 0.1%
1,558	Brenntag AG, (Germany)	90,355
5,000	Mitsubishi Corp., (Japan)	105,105
14,200	Sumitomo Corp., (Japan)	185,170

		380,630

	Transportation Infrastructure — 0.0% (g)
40,013	Sydney Airport, (Australia)	217,963

	Total Industrials	5,597,798

	Information Technology — 0.9%
	Communications Equipment — 0.0% (g)
9,831	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	70,686

	Electronic Equipment, Instruments & Components — 0.3%
12,970	Hamamatsu Photonics KK, (Japan)	399,699
1,110	Keyence Corp., (Japan)	488,653
2,605	Murata Manufacturing Co. Ltd., (Japan)	397,695
2,300	Omron Corp., (Japan)	100,117

		1,386,164

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — 0.1%
840	Alibaba Group Holding Ltd., (China), ADR (a)	118,356
502	Baidu, Inc., (China), ADR (a)	89,788
3,300	Kakaku.com, Inc., (Japan)	47,437
440	MercadoLibre, Inc., (Argentina)	110,387
65	NAVER Corp., (South Korea)	47,647
3,500	Tencent Holdings Ltd., (China)	125,563
19,500	Yahoo Japan Corp., (Japan)	84,771
1,200	YY, Inc., (China), ADR (a)	69,636

		693,585

	IT Services — 0.1%
4,499	Amadeus IT Group SA, (Spain)	268,931
6,900	Infosys Ltd., (India), ADR	103,638

		372,569

	Semiconductors & Semiconductor Equipment — 0.3%
3,370	ASML Holding NV, (Netherlands)	439,289
773	Broadcom Ltd.	180,148
5,600	Renesas Electronics Corp., (Japan) (a)	48,962
36,000	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan)	245,960
9,925	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	346,978
1,200	Tokyo Electron Ltd., (Japan)	162,231

		1,423,568

	Software — 0.1%
1,768	Gemalto NV, (Netherlands)	106,039
8,800	Micro Focus International plc, (United Kingdom)	260,209
1,330	Oracle Corp. Japan, (Japan)	86,514
2,766	SAP SE, (Germany)	289,521

		742,283

	Technology Hardware, Storage & Peripherals — 0.0% (g)
84	Samsung Electronics Co. Ltd., (South Korea)	174,957
105	Samsung Electronics Co. Ltd., (South Korea), GDR	85,439

		260,396

	Total Information Technology	4,949,251

	Materials — 0.3%
	Chemicals — 0.2%
1,617	Air Liquide SA, (France)	199,855
28,505	Asahi Kasei Corp., (Japan)	307,521
1,346	BASF SE, (Germany)	124,921
863	Covestro AG, (Germany) (e)	62,562
51	Givaudan SA (Registered), (Switzerland)	102,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
2,600	Kansai Paint Co. Ltd., (Japan)	60,024
4,000	Tosoh Corp., (Japan)	41,225
1,315	Umicore SA, (Belgium)	91,473

		989,774

	Containers & Packaging — 0.0% (g)
14,576	Amcor Ltd., (Australia)	181,584

	Metals & Mining — 0.1%
5,685	Antofagasta plc, (Chile)	59,312
2,542	BHP Billiton Ltd., (Australia)	45,308
4,717	BHP Billiton plc, (Australia)	72,268
28,356	Independence Group NL, (Australia)	68,590
1,153	Rio Tinto Ltd., (United Kingdom)	56,034
1,395	Rio Tinto plc, (United Kingdom)	59,081
41,062	South32 Ltd., (Australia)	84,567

		445,160

	Paper & Forest Products — 0.0% (g)
9,022	Stora Enso OYJ, (Finland), Class R	116,583

	Total Materials	1,733,101

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
5,707	Great Portland Estates plc, (United Kingdom)	44,427
33,731	Scentre Group, (Australia)	104,873
519	Unibail-Rodamco SE, (France)	130,776

		280,076

	Real Estate Management & Development — 0.0% (g)
1,618	Deutsche Wohnen AG, (Germany)	61,998
4,000	Mitsui Fudosan Co. Ltd., (Japan)	95,834

		157,832

	Total Real Estate	437,908

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
2,639	KT Corp., (South Korea)	84,801
7,700	Nippon Telegraph & Telephone Corp., (Japan)	363,472
39,820	Singapore Telecommunications Ltd., (Singapore)	112,455
25,875	TDC A/S, (Denmark)	150,473
98,152	Telecom Italia SpA, (Italy), FDR	72,635
32,200	Telefonica Deutschland Holding AG, (Germany)	161,032
11,840	Telefonica SA, (Spain)	122,563
8,931	Telstra Corp. Ltd., (Australia)	29,509

		1,096,940

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 0.2%
4,300	America Movil SAB de CV, (Mexico), Class L, ADR	68,456
1,700	KDDI Corp., (Japan)	44,961
7,000	NTT DOCOMO, Inc., (Japan)	165,555
5,420	SoftBank Group Corp., (Japan)	440,592
122,885	Vodafone Group plc, (United Kingdom)	348,988
8,800	Vodafone Group plc, (United Kingdom), ADR	252,824

		1,321,376

	Total Telecommunication Services	2,418,316

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
7,071	Enel SpA, (Italy)	37,925
6,969	SSE plc, (United Kingdom)	131,863

		169,788

	Independent Power and Renewable Electricity Producers — 0.0% (g)
3,500	Electric Power Development Co. Ltd., (Japan)	86,689

	Multi-Utilities — 0.1%
6,035	E.ON SE, (Germany)	56,970
10,735	Engie SA, (France)	162,031
12,084	National Grid plc, (United Kingdom)	149,727

		368,728

	Total Utilities	625,205

	Total Common Stocks (Cost $31,177,008)	39,725,707

Exchange-Traded Funds — 53.0%
	Fixed Income — 3.2%
330,400	Vanguard Total International Bond Fund	17,960,544

	International Equity — 19.0%
1,522,450	iShares MSCI EAFE Fund	99,263,740
123,412	iShares MSCI Japan Fund	6,621,054

	Total International Equity	105,884,794

	U.S. Equity — 30.8%
147,200	iShares Core S&P 500 Fund	35,829,952
563,400	SPDR S&P500 Fund Trust	136,230,120

	Total U.S. Equity	172,060,072

	Total Exchange-Traded Funds (Cost $255,599,509)	295,905,410

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 34.9%
	Alternative Assets — 5.1%
665,501	AQR Managed Futures Strategy Fund, Class R6 Shares	5,856,405
822,405	John Hancock Funds II — Absolute Return Currency Fund, Class R6 Shares (a)	8,330,967
100,047	Marshall Wace UCITS Fund plc — MW TOPS UCITS Fund, (Ireland), Class F Shares (a) (u)	14,134,514

	Total Alternative Assets	28,321,886

	Fixed Income — 10.0%
440,071	Goldman Sachs Emerging Markets Debt Fund, Class I Shares	5,681,311
987,404	JPMorgan Core Bond Fund, Class R6 Shares (b)	11,483,503
1,546,509	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	12,789,627
887,946	JPMorgan Corporate Bond Fund, Class R6 Shares (b)	9,003,776
2,257,319	JPMorgan High Yield Fund, Class R6 Shares (b)	16,794,453

	Total Fixed Income	55,752,670

	International Equity — 10.6%
2,155,064	JPMorgan Global Research Enhanced Index Fund, Class I Shares (b)	44,652,932
550,193	Oakmark International Fund, Institutional Class Shares (a)	14,525,090

	Total International Equity	59,178,022

	U.S. Equity — 9.2%
563,951	JPMorgan Equity Focus Fund, Class I Shares (b)	16,545,095
797,028	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	24,556,441
241,255	Parnassus Core Equity Fund, Institutional Class Shares	10,096,535

	Total U.S. Equity	51,198,071

	Total Investment Companies (Cost $165,039,828)	194,450,649

Preferred Stock — 0.0% (g)
	Health Care — 0.0% (g)
	Biotechnology — 0.0% (g)
3,611	Grifols SA (Preference), (Spain), Class B (Cost $63,569)	76,329

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.2%
	Investment Company — 5.2%
28,676,045	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.150% (b) (l) (Cost $28,680,077)	28,684,648

	Total Investments — 100.2% (Cost $480,559,991)	558,842,743
	Liabilities in Excess of Other Assets — (0.2)% (s)	(948,187)

	NET ASSETS — 100.0%	$557,894,556

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	85.4%
Ireland	2.5
Japan	1.5
United Kingdom	1.2
Others (each less than 1.0%)	4.3
Short-Term Investment	5.1

* Percentages indicated are based on total investments as of June 30, 2017.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
SDR	— Swedish Depository Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2017.
(s)	— A portion of the Fund’s cash is held by the subsidiary.
(u)	— The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$406,289,357	$394,332,268
Investments in affiliates, at value	221,210,107	164,510,475

Total investment securities, at value	627,499,464	558,842,743
Cash	187,090	190,851
Foreign currency, at value	128,588	126,024
Receivables:
Investment securities sold	6,422	6,440
Fund shares sold	970,986	1,225,719
Dividends from non-affiliates	798,388	763,723
Dividends from affiliates	25,902	23,821
Tax reclaims	127,598	156,291

Total Assets	629,744,438	561,335,612

LIABILITIES:
Payables:
Distributions	2,931,892	2,586,778
Investment securities purchased	119,472	124,101
Fund shares redeemed	1,595,752	303,897
Accrued liabilities:
Investment advisory fees	168,122	166,813
Administration fees	42,832	38,015
Distribution fees	2,511	926
Service fees	69,148	60,854
Custodian and accounting fees	15,700	14,127
Trustees’ and Chief Compliance Officer’s fees	370	418
Other	147,502	145,127

Total Liabilities	5,093,301	3,441,056

Net Assets	$624,651,137	$557,894,556

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$538,605,701	$456,088,486
Accumulated undistributed (distributions in excess of) net investment income	(2,744,670)	(2,366,143)
Accumulated net realized gains (losses)	20,884,594	25,883,721
Net unrealized appreciation (depreciation)	67,905,512	78,288,492

Total Net Assets	$624,651,137	$557,894,556

Net Assets:
Class A	$997,894	$630,482
Class C	3,709,864	1,250,992
Class I (formerly Select Class)	175,172,082	218,861,239
Class L (formerly Institutional Class)	444,771,297	337,151,843

Total	$624,651,137	$557,894,556

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	60,409	35,351
Class C	225,719	71,104
Class I (formerly Select Class)	10,591,781	12,265,215
Class L (formerly Institutional Class)	26,918,657	18,892,907

Net Asset Value (a):
Class A — Redemption price per share	$16.52	$17.83
Class C — Offering price per share (b)	16.44	17.59
Class I (formerly Select Class) — Offering and redemption price per share	16.54	17.84
Class L (formerly Institutional Class) — Offering and redemption price per share	16.52	17.85
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.30	$18.67

Cost of investments in non-affiliates	$357,123,442	$341,240,542
Cost of investments in affiliates	202,475,483	139,319,449
Cost of foreign currency	127,265	124,556

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,205,483	$8,718,254
Dividend income from affiliates	7,460,165	3,587,178
Interest income from non-affiliates	203	877
Foreign taxes withheld	(107,717)	(113,600)

Total investment income	15,558,134	12,192,709

EXPENSES:
Investment advisory fees	5,484,590	4,812,384
Administration fees	578,022	507,187
Distribution fees:
Class A	4,016	3,160
Class C	33,781	16,862
Service fees:
Class A	4,016	3,160
Class C	11,261	5,621
Class I (formerly Select Class)	556,241	674,684
Class L (formerly Institutional Class)	477,921	346,550
Custodian and accounting fees	148,370	182,584
Interest expense to affiliates	262	299
Professional fees	187,573	184,672
Trustees’ and Chief Compliance Officer’s fees	54,985	54,450
Printing and mailing costs	20,504	22,120
Registration and filing fees	78,095	74,397
Transfer agency fees (See Note 2.G)	8,006	11,392
Sub-transfer agency fees (See Note 2.G)	1,414	1,265
Other	18,696	16,515

Total expenses	7,667,753	6,917,302

Less fees waived	(3,084,011)	(2,486,464)
Less earnings credits	(139)	(119)

Net expenses	4,583,603	4,430,719

Net investment income (loss)	10,974,531	7,761,990

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,707,105	17,581,514
Investments in affiliates	10,328,438	10,996,763
Foreign currency transactions	(38,139)	(24,333)

Net realized gain (loss)	24,997,404	28,553,944

Distributions of capital gains received from investment company non-affiliates	483,348	483,348
Distributions of capital gains received from investment company affiliates	1,778,878	1,646,903

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	34,182,954	38,785,355
Investments in affiliates	389,412	5,201,405
Foreign currency translations	14,433	15,198

Change in net unrealized appreciation/depreciation	34,586,799	44,001,958

Net realized/unrealized gains (losses)	61,846,429	74,686,153

Change in net assets resulting from operations	$72,820,960	$82,448,143

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,974,531	$12,737,936	$7,761,990	$8,621,653
Net realized gain (loss)	24,997,404	(20,369,101)	28,553,944	(16,149,802)
Distributions of capital gains received from investment company non-affiliates	483,348	1,271,617	483,348	1,059,155
Distributions of capital gains received from investment company affiliates	1,778,878	6,392,504	1,646,903	6,865,125
Change in net unrealized appreciation/depreciation	34,586,799	(23,798,577)	44,001,958	(35,395,186)

Change in net assets resulting from operations	72,820,960	(23,765,621)	82,448,143	(34,999,055)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(16,889)	(31,008)	(8,370)	(61,752)
From net realized gains	—	(48,852)	—	(153,247)
Class C
From net investment income	(31,758)	(76,111)	(10,284)	(52,047)
From net realized gains	—	(178,468)	—	(183,506)
Class I (formerly Select Class)
From net investment income	(3,130,085)	(5,859,468)	(3,583,712)	(5,609,201)
From net realized gains	—	(8,723,962)	—	(10,306,247)
Class L (formerly Institutional Class)
From net investment income	(7,694,731)	(12,093,657)	(5,402,978)	(6,638,187)
From net realized gains	—	(16,655,650)	—	(11,145,651)

Total distributions to shareholders	(10,873,463)	(43,667,176)	(9,005,344)	(34,149,838)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(192,325,516)	(229,653,141)	(189,040,806)	(168,813,016)

NET ASSETS:
Change in net assets	(130,378,019)	(297,085,938)	(115,598,007)	(237,961,909)
Beginning of period	755,029,156	1,052,115,094	673,492,563	911,454,472

End of period	$624,651,137	$755,029,156	$557,894,556	$673,492,563

Accumulated undistributed (distributions in excess of) net investment income	$(2,744,670)	$(3,644,162)	$(2,366,143)	$(2,490,952)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,475	$777,259	$3,046	$868,036
Distributions reinvested	16,889	79,860	8,370	214,999
Cost of shares redeemed	(1,137,616)	(684,605)	(2,573,470)	(3,942,587)

Change in net assets resulting from Class A capital transactions	$(1,119,252)	$172,514	$(2,562,054)	$(2,859,552)

Class C
Proceeds from shares issued	$46,230	$691,893	$930	$15,457
Distributions reinvested	31,758	254,579	10,284	235,553
Cost of shares redeemed	(1,947,222)	(2,199,411)	(3,511,678)	(2,693,613)

Change in net assets resulting from Class C capital transactions	$(1,869,234)	$(1,252,939)	$(3,500,464)	$(2,442,603)

Class I (formerly Select Class)
Proceeds from shares issued	$10,242,210	$29,681,752	$11,532,399	$44,428,629
Distributions reinvested	82,995	255,508	90,803	406,355
Cost of shares redeemed	(102,402,782)	(103,086,270)	(138,685,525)	(115,469,637)

Change in net assets resulting from Class I capital transactions	$(92,077,577)	$(73,149,010)	$(127,062,323)	$(70,634,653)

Class L (formerly Institutional Class)
Proceeds from shares issued	$24,391,879	$34,362,513	$16,885,779	$31,659,453
Distributions reinvested	183,835	394,546	104,675	329,844
Cost of shares redeemed	(121,835,167)	(190,180,765)	(72,906,419)	(124,865,505)

Change in net assets resulting from Class L capital transactions	$(97,259,453)	$(155,423,706)	$(55,915,965)	$(92,876,208)

Total change in net assets resulting from capital transactions	$(192,325,516)	$(229,653,141)	$(189,040,806)	$(168,813,016)

SHARE TRANSACTIONS:
Class A
Issued	94	51,643	181	55,137
Reinvested	1,068	5,305	497	13,590
Redeemed	(71,454)	(45,117)	(155,188)	(254,440)

Change in Class A Shares	(70,292)	11,831	(154,510)	(185,713)

Class C
Issued	3,000	46,354	52	982
Reinvested	2,011	17,020	616	15,083
Redeemed	(123,571)	(145,076)	(215,520)	(169,329)

Change in Class C Shares	(118,560)	(81,702)	(214,852)	(153,264)

Class I (formerly Select Class)
Issued	640,660	1,964,727	670,633	2,805,721
Reinvested	5,208	16,942	5,363	25,624
Redeemed	(6,388,922)	(6,700,013)	(8,174,889)	(7,216,915)

Change in Class I Shares	(5,743,054)	(4,718,344)	(7,498,893)	(4,385,570)

Class L (formerly Institutional Class)
Issued	1,533,913	2,259,167	988,310	1,999,126
Reinvested	11,523	26,165	6,167	20,785
Redeemed	(7,645,633)	(12,061,601)	(4,299,645)	(7,649,581)

Change in Class L Shares	(6,100,197)	(9,776,269)	(3,305,168)	(5,629,670)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Year Ended June 30, 2017	$15.14	$0.17	$1.40	$1.57	$(0.19)	$—	$(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2013	15.28	0.15	1.10	1.25	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2013	15.24	0.07	1.10	1.17	(0.08)	—	(0.08)

Class I (formerly Select Class)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)
Year Ended June 30, 2013	15.29	0.20	1.09	1.29	(0.20)	—	(0.20)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	15.15	0.26	1.37	1.63	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)
Year Ended June 30, 2013	15.29	0.24	1.08	1.32	(0.23)	—	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$16.52	10.37%	$997,894	1.02%	1.09%	1.46%	33%
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85

16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85

16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85

16.52	10.85	444,771,297	0.59	1.61	1.03	33
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Year Ended June 30, 2017	$15.84	$0.10	$2.05	$2.15	$(0.16)	$—	$(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)
Year Ended June 30, 2013	15.36	0.11	1.64	1.75	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)
Year Ended June 30, 2013	15.29	0.03	1.62	1.65	(0.05)	—	(0.05)

Class I (formerly Select Class)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)
Year Ended June 30, 2013	15.38	0.16	1.63	1.79	(0.15)	—	(0.15)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	15.87	0.23	2.02	2.25	(0.27)	—	(0.27)
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)
Year Ended June 30, 2013	15.38	0.21	1.60	1.81	(0.17)	—	(0.17)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$17.83	13.64%	$630,482	1.08%	0.58%	1.49%	34%
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104
17.00	11.39	11,492,665	1.37	0.69	1.64	85

17.59	13.14	1,250,992	1.57	0.13	1.97	34
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104
16.89	10.80	20,318,160	1.88	0.16	2.14	85

17.84	14.01	218,861,239	0.79	1.13	1.20	34
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104
17.02	11.66	774,870,186	1.12	0.96	1.39	85

17.85	14.26	337,151,843	0.64	1.35	1.04	34
15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104
17.02	11.83	88,098,695	0.93	1.25	1.24	85

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Class I* and Class L^	Diversified
Access Growth Fund	Class A, Class C, Class I* and Class L^	Diversified
*	Effective April 3, 2017, Select Class was renamed Class I.
^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of June 30, 2017, net assets of the Access Balanced Fund were $624,651,137 of which $73,819, or 0.01%, represented its Subsidiary’s net assets. As of June 30, 2017, net assets of the Access Growth Fund were $557,894,556 of which $73,177, or 0.01%, represented its Subsidiary’s net assets. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$441,136	$4,384,561	$1	$4,825,698
Consumer Staples	67,635	4,601,195	—	4,668,830
Energy	424,193	876,566	—	1,300,759
Financials	532,625	7,353,100	—	7,885,725
Health Care	431,478	4,775,006	—	5,206,484
Industrials	135,212	5,427,310	—	5,562,522
Information Technology	1,025,605	3,940,524	—	4,966,129
Materials	—	1,733,034	—	1,733,034
Real Estate	—	433,962	—	433,962
Telecommunication Services	313,085	2,025,326	—	2,338,411
Utilities	—	617,832	—	617,832

Total Common Stocks	3,370,969	36,168,416	1	39,539,386

Exchange-Traded Funds	299,930,804	—	—	299,930,804
Investment Companies	245,044,249	—	—	245,044,249
Preferred Stock
Health Care	—	85,672	—	85,672
Short-Term Investment
Investment Company	26,795,690	—	—	26,795,690

Total Investments in Securities	$575,141,712	$36,254,088	$1	$611,395,801

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$442,011	$4,480,383	$1	$4,922,395
Consumer Staples	61,618	4,489,912	—	4,551,530
Energy	476,343	873,953	—	1,350,296
Financials	525,010	7,383,565	—	7,908,575
Health Care	440,141	4,791,191	—	5,231,332
Industrials	148,446	5,449,352	—	5,597,798
Information Technology	1,018,931	3,930,320	—	4,949,251
Materials	—	1,733,101	—	1,733,101
Real Estate	—	437,908	—	437,908
Telecommunication Services	321,280	2,097,036	—	2,418,316
Utilities	—	625,205	—	625,205

Total Common Stocks	3,433,780	36,291,926	1	39,725,707

Exchange-Traded Funds	295,905,410	—	—	295,905,410
Investment Companies	180,316,135	—	—	180,316,135
Preferred Stock
Health Care	—	76,329	—	76,329
Short-Term Investment
Investment Company	28,684,648	—	—	28,684,648

Total Investments in Securities	$508,339,973	$36,368,255	$1	$544,708,229

As of June 30, 2017, certain Investment Companies with a fair value of $16,103,663 and $14,134,514 have not been categorized in the fair value hierarchy as these Investment Companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers between level 1 and level 2 during the period ended June 30, 2017.

C. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of June 30, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$97,558,300	$3,999,999	$65,900,000	$(891,780)	$1,483,810	2,840,239	$33,031,983
JPMorgan Core Plus Bond Fund, Class R6 Shares	62,670,528	—	44,000,000	(404,328)	742,958	2,181,122	18,037,880
JPMorgan Corporate Bond Fund, Class R6 Shares	—	30,000,000	5,000,000	12,860	827,392	2,408,098	24,418,110
JPMorgan Equity Focus Fund, Class I Shares	22,686,300	—	15,300,000	2,754,087	45,887	380,593	11,165,748
JPMorgan Global Research Enhanced Index Fund, Class I Shares	36,094,612	4,000,000	25,500,000	3,958,504	299,312	879,840	18,230,281
JPMorgan High Yield Fund, Class R6 Shares	45,909,127	—	22,000,000	(1,036,818)	2,390,199	3,481,017	25,898,768
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	18,578,586	—	4,000,000	19,498	323,270	1,409,953	14,437,915
JPMorgan Prime Money Market Fund, Institutional Class Shares	40,827,847	331,604,383	345,645,671	2,962	229,372	26,787,654	26,795,690
JPMorgan Short Duration Bond Fund, Class R6 Shares	—	8,000,000	—	—	28,838	738,689	7,992,613
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	37,439,913	—	19,700,000	7,649,252	155,515	737,851	22,733,182
JPMorgan Unconstrained Debt Fund, Class R6 Shares	33,668,333	—	15,500,000	43,079	933,612	1,846,794	18,467,937

	$395,433,546			$12,107,316	$7,460,165		$221,210,107

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$46,166,722	$3,999,999	$37,500,000	$(462,113)	$580,157	987,404	$11,483,503
JPMorgan Core Plus Bond Fund, Class R6 Shares	26,647,057	7,999,999	22,000,000	574,182	211,909	1,546,509	12,789,627
JPMorgan Corporate Bond Fund, Class R6 Shares	—	20,000,000	10,500,000	(280,524)	372,945	887,946	9,003,776
JPMorgan Equity Focus Fund, Class I Shares	22,486,533	—	10,300,000	2,107,116	56,324	563,951	16,545,095
JPMorgan Global Research Enhanced Index Fund, Class I Shares	61,177,702	11,000,000	35,000,000	4,169,754	774,358	2,155,064	44,652,932
JPMorgan High Yield Fund, Class R6 Shares	10,333,333	12,000,000	5,900,000	(31,593)	632,317	2,257,319	16,794,453
JPMorgan Prime Money Market Fund, Institutional Class Shares	32,154,781	272,640,932	276,118,056	2,420	195,109	28,676,045	28,684,648
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	17,596,899	—	18,117,557	117,558	611,690	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	35,843,963	—	16,300,000	6,446,866	152,369	797,028	24,556,441

	$252,406,990			$12,643,666	$3,587,178		$164,510,475

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows:

		Class A	Class C	Class I	Class L	Total
Access Balanced Fund
	Transfer agency fees	$201	$215	$3,892	$3,698	$8,006
	Sub-transfer agency fees	265	630	230	289	1,414

Access Growth Fund
	Transfer agency fees	307	211	8,112	2,762	11,392
	Sub-transfer agency fees	235	424	139	467	1,265

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(97,909)	$798,424	$(700,515)
Access Growth Fund	(94,744)	1,368,163	(1,273,419)

The reclassifications for the Funds relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. Prior to January 1, 2017, the investment advisory fee was 0.80%. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through October 31, 2017. Prior to January 1, 2017, the contractual waiver was 0.25%.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. Prior to January 1, 2017, the fee for service to the Subsidiaries was 0.80%. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.70% of the portion of each Fund’s average daily net assets managed by JPMPI. Prior to January 1, 2017, the sub-advisory fee was 0.75%.

At June 30, 2017, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	93.6%	92.7%
Capital Guardian	3.1	3.5
T.Rowe Price	3.3	3.8

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$—
Access Growth Fund	5

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service Fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	1.55%	2.05%	1.30%	1.15%
Access Growth Fund	1.55	2.05	1.30	1.15

The expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017.

The Underlying Funds may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.75% (0.80% prior to January 1, 2017) for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.45% (0.55% prior to January 1, 2017) during the period and affiliated service fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2017. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Service Fees	Total
Access Balanced Fund	$2,969,533	$114,478	$3,084,011
Access Growth Fund	2,298,308	188,156	2,486,464

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Access Balanced Fund and Access Growth Fund incurred $281 and $398, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$218,543,050	$381,309,565
Access Growth Fund	202,140,958	367,757,447

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiaries, held at June 30, 2017 were as follows:

	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Appreciation (Depreciation)
Access Balanced Fund	$584,073,760	$48,597,322	$5,097,799	$43,499,523
Access Growth Fund	501,349,760	61,477,057	3,910,897	57,566,160

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Fund’s investments in their Subsidiaries of approximately $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, investments in their Subsidiaries and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows:

Ordinary Income*
Access Balanced Fund	$10,873,463
Access Growth Fund	9,005,344

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$24,504,786	$19,162,390	$43,667,176
Access Growth Fund	13,812,571	20,337,267	34,149,838
*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$3,474,220	$22,467,073	$63,059,513
Access Growth Fund	3,105,889	26,968,973	74,338,004

For the Funds, the cumulative timing differences primarily consist of distributions payable, investments in PFICs and wash sale loss deferrals.

During the year ended June 30, 2017, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Carryforward Utilized
	Short-Term	Long-Term
Access Balanced Fund	$2,994,439	$467,384

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

As of June 30, 2017, the Funds each had two affiliated omnibus accounts which each owned more than 10% of the Funds outstanding shares as follows:

Access Balanced Fund	96.3%
Access Growth Fund	97.1

As of June 30, 2017, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Fund:

% of Net Assets
Equity Focus Fund	14.9%

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,066.60	$5.12	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,064.20	7.68	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I (formerly Select Class)
Actual	1,000.00	1,067.60	3.79	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class L (formerly Institutional Class)
Actual	1,000.00	1,068.60	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

Access Growth Fund
Class A
Actual	1,000.00	1,083.90	5.43	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,081.30	7.95	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I (formerly Select Class)
Actual	1,000.00	1,085.10	4.03	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class L (formerly Institutional Class)
Actual	1,000.00	1,086.60	3.26	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Access Balanced Fund	100.00%
Access Growth Fund	100.00

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017:

Qualified Dividend Income Distribution
Access Balanced Fund	$10,994,821
Access Growth Fund	9,132,159

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2017 will be disclosed in the semi-annual report for the period ended December 31, 2017.

JUNE 30, 2017	JPMORGAN ACCESS FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-ACCESS-617

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2017

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the S&P 500 to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund (formerly Intrepid Advantage Fund) also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	16.58%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$4,082,857

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Ross Stores Inc., Express Scripts Holding Co. and Gilead Sciences Inc. Shares of Ross Stores, a discount apparel and housewares chain, fell amid investor concerns about negative trends among retailers. Shares of Express Scripts, a pharmacy benefits manager, fell amid investor expectations that health insurer Anthem Inc., would not renew its contract with the company. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Valero Energy Corp. and WellCare Health Plans Inc., and its underweight position in General Electric Co. Shares of Valero, a petroleum refineries operator, rose on increased U.S. demand for gasoline and as investors sought energy sector companies that are less sensitive to changes in global oil prices. Shares of WellCare Health Plans, a provider of U.S. government sponsored health care services, rose after the company reported better-than-expected earnings and revenue. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.6%
2.	Apple, Inc.	3.4
3.	Bank of America Corp.	2.8
4.	Boeing Co. (The)	2.5
5.	AT&T, Inc.	2.4
6.	Wal-Mart Stores, Inc.	2.3
7.	Citigroup, Inc.	2.2
8.	Applied Materials, Inc.	2.1
9.	Gilead Sciences, Inc.	2.1
10.	eBay, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Financials	14.8
Health Care	14.5
Industrials	11.0
Consumer Discretionary	10.1
Consumer Staples	9.3
Energy	5.6
Utilities	3.3
Telecommunication Services	2.4
Real Estate	2.3
Materials	2.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		10.13%	12.55%	5.51%
Without Sales Charge		16.24	13.77	6.08
CLASS C SHARES	February 19, 2005
With CDSC**		14.69	13.21	5.56
Without CDSC		15.69	13.21	5.56
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	16.58	14.09	6.36
CLASS R2 SHARES	November 3, 2008	15.95	13.49	5.86
CLASS R5 SHARES	May 15, 2006	16.75	14.30	6.57
CLASS R6 SHARES	November 2, 2015	16.91	14.34	6.59

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	21.40%
Russell 1000 Growth Index	20.42%

Net Assets as of 6/30/2017 (In Thousands)	$1,019,123

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Bristol-Myers Squibb Co. and its overweight positions in United Continental Holdings Inc. and WellCare Health Plans Inc. Shares of Bristol-Myers Squibb, a drug maker that was not held in the Fund, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on revenue growth and news that investor Warren Buffett had purchased a large stake in the company. Shares of WellCare Health Plans, a provider of U.S. government sponsored health care services, rose after the company reported better-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and its underweight positions in Amazon.com Inc. and Apple Inc. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Amazon.com, an online shopping retailer, rose after the company reported earnings growth and strong demand for its online services. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.9%
2.	Microsoft Corp.	4.9
3.	Visa, Inc., Class A	3.1
4.	Boeing Co. (The)	2.8
5.	Home Depot, Inc. (The)	2.8
6.	Amgen, Inc.	2.4
7.	Applied Materials, Inc.	2.3
8.	eBay, Inc.	2.1
9.	Amazon.com, Inc.	2.1
10.	Gilead Sciences, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.6%
Consumer Discretionary	18.5
Health Care	14.5
Industrials	11.6
Consumer Staples	7.4
Materials	3.4
Financials	2.5
Real Estate	2.4
Others (each less than 1.0%)	1.3
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		14.73%	13.62%	7.22%
Without Sales Charge		21.09	14.86	7.80
CLASS C SHARES	February 19, 2005
With CDSC**		19.49	14.29	7.27
Without CDSC		20.49	14.29	7.27
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	21.40	15.14	8.07
CLASS R2 SHARES	November 3, 2008	20.82	14.57	7.57
CLASS R5 SHARES	May 15, 2006	21.65	15.37	8.29
CLASS R6 SHARES	November 2, 2015	21.70	15.39	8.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	14.23%
Russell Midcap Index	16.48%

Net Assets as of 6/30/2017 (In Thousands)	$889,739

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the real estate and industrial sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and materials sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CoreCivic Inc. and Wesco International Inc. and its underweight position in NVidia Corp. Shares of CoreCivic, a real estate investment trust operator of prisons and related facilities, fell after the company reported lower-than-expected revenue. Shares of Wesco International, a distributor or electrical, industrial and communications products, fell after the company reported a decline in sales. Shares of Nvidia, a maker of computer graphics semiconductors and software, rose amid growth in its gaming and artificial intelligence segments.

Leading individual contributors to relative performance included the Fund’s overweight positions in Best Buy Inc., International Game Technology PLC and IAC/InterActiveCorp. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales. Shares of International Gaming Technology, a maker of casino gaming devices, rose after the company reported revenue growth from North American lottery operations. Shares of IAC/InterActiveCorp, a media and internet services company, rose after the company reported better-than-expected revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ManpowerGroup, Inc.	2.2%
2.	United Continental Holdings, Inc.	2.1
3.	Best Buy Co., Inc.	2.0
4.	Marvell Technology Group Ltd., (Bermuda)	1.9
5.	NRG Energy, Inc.	1.9
6.	Equinix, Inc.	1.9
7.	Huntington Ingalls Industries, Inc.	1.8
8.	Western Digital Corp.	1.6
9.	Tyson Foods, Inc., Class A	1.6
10.	Xerox Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	15.3%
Industrials	14.8
Financials	13.8
Consumer Discretionary	10.8
Health Care	10.7
Real Estate	9.9
Energy	6.1
Utilities	5.9
Consumer Staples	5.9
Materials	5.3
Telecommunication Services	0.6
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		7.93%	12.85%	5.81%
Without Sales Charge		13.91	14.07	6.39
CLASS C SHARES	March 22, 1999
With CDSC**		12.20	13.35	5.71
Without CDSC		13.20	13.35	5.71
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	June 1, 1991	14.23	14.36	6.65
CLASS R3 SHARES	September 9, 2016	13.87	14.06	6.38
CLASS R4 SHARES	September 9, 2016	14.19	14.35	6.64
CLASS R6 SHARES	November 2, 2015	14.52	14.46	6.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares and Class R4 Shares would have been similar to those shown because Class R3 Shares and Class R4 Shares have similar expenses as Class A and Class I Shares, respectively.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Sustainable Equity Fund(1)

(formerly known as JPMorgan Intrepid Advantage Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(2)	19.95%
S&P 500 Index(3)	17.90%

Russell 3000 Index	18.51%
Net Assets as of 6/30/2017 (In Thousands)	$18,044

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection and overweight positions in both the health care and telecommunication services sectors were leading detractors from relative performance.

For the twelve month reporting period, the Fund also outperformed the Russell 3000 Index, which was the Fund’s primary benchmark until November 1, 2016. The outperformance was largely due to the Fund’s security selection in the information technology and energy sectors and its underweight position in the real estate sector.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Citigroup Inc. and Humana Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Citigroup Inc., a financial services and banking company, rose after the company announced it would double its quarterly dividend following its successful passage of the U.S. Federal Reserve’s “stress test” of leading banks. Shares of Humana, a health insurer, rose after the company reported better-than-expected earnings and revenue.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Gilead Sciences Inc., Travelers Cos. and Molson Coors Brewing Co.

Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Travelers, a property and casualty insurer, fell after the company reported lower-than-expected earnings, largely due to storm damages incurred in the first three months of 2017. Shares of Molson Coors Brewing, a beer and beverage maker, fell after the company posted lower-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.5%
2.	Microsoft Corp.	4.8
3.	Citigroup, Inc.	4.0
4.	PepsiCo, Inc.	2.6
5.	Humana, Inc.	2.4
6.	Gilead Sciences, Inc.	2.2
7.	Oracle Corp.	2.2
8.	Bank of America Corp.	2.2
9.	PNC Financial Services Group, Inc. (The)	2.1
10.	Verizon Communications, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.1%
Financials	15.4
Health Care	14.6
Consumer Discretionary	11.1
Industrials	10.0
Consumer Staples	7.8
Energy	5.7
Utilities	3.0
Telecommunication Services	3.0
Materials	1.5
Real Estate	0.8
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)

On November 1, 2016, the Fund incorporated environmental, social and corporate governance (ESG) practices into its investment process. On March 31, 2017, the Fund was re-named the JPMorgan Intrepid Sustainable Equity Fund from the previous JPMorgan Intrepid Advantage Fund. Under the revised name and strategy, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics.

(2)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
(3)

On November 1, 2016, the Fund adopted the Standard & Poor’s 500 Index as its primary benchmark because the adviser believes that the Benchmark is a more appropriate comparison in light of the Fund’s new investment strategies.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		13.35%	13.15%	5.25%
Without Sales Charge		19.64	14.38	5.82
CLASS C SHARES	February 19, 2005
With CDSC**		18.02	13.81	5.29
Without CDSC		19.02	13.81	5.29
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	19.95	14.66	6.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund. Also on November 1, 2016, the Fund’s index changed from the Russell 3000 Index to the S&P 500 Index to reflect the change in the Fund’s investment strategies.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	16.72%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$1,232,844

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in

Valero Energy Corp. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Valero, a petroleum refineries operator, rose on increased U.S. demand for gasoline and as investors sought energy sector companies that are less sensitive to changes in global oil prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Express Scripts Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Express Scripts, a pharmacy benefits manager, fell amid investor expectations that health insurer Anthem Inc. would not renew its contract with the company. Shares of J.P. Morgan Chase, a banking and financial services company that that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on better-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Citigroup, Inc.	3.5
3.	PNC Financial Services Group, Inc. (The)	2.6
4.	Valero Energy Corp.	2.2
5.	Boeing Co. (The)	1.9
6.	HP, Inc.	1.9
7.	Allergan plc	1.8
8.	Gilead Sciences, Inc.	1.8
9.	Amgen, Inc.	1.8
10.	Wal-Mart Stores, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	13.6
Energy	9.8
Industrials	9.2
Consumer Staples	8.6
Information Technology	8.3
Consumer Discretionary	7.9
Utilities	6.3
Real Estate	2.9
Materials	2.7
Telecommunication Services	1.1
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		10.43%	11.52%	4.40%
Without Sales Charge		16.55	12.73	4.97
CLASS C SHARES	February 19, 2005
With CDSC**		14.97	12.17	4.44
Without CDSC		15.97	12.17	4.44
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	16.72	12.90	5.16
CLASS R2 SHARES	November 3, 2008	16.20	12.44	4.74
CLASS R5 SHARES	May 15, 2006	16.94	13.12	5.37
CLASS R6 SHARES	November 30, 2010	17.03	13.18	5.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 10.2%
	Automobiles — 0.6%
698	General Motors Co.	24,374

	Hotels, Restaurants & Leisure — 1.8%
281	Dunkin’ Brands Group, Inc.	15,472
1,148	International Game Technology plc	21,016
543	Restaurant Brands International, Inc., (Canada)	33,984

		70,472

	Household Durables — 0.4%
499	DR Horton, Inc.	17,261

	Internet & Direct Marketing Retail — 0.9%
30	Amazon.com, Inc. (a)	29,137
55	Expedia, Inc.	8,118

		37,255

	Media — 2.0%
475	CBS Corp. (Non-Voting), Class B	30,295
538	Comcast Corp., Class A	20,943
127	DISH Network Corp., Class A (a)	7,952
219	Walt Disney Co. (The)	23,311

		82,501

	Specialty Retail — 3.9%
496	Best Buy Co., Inc.	28,424
312	Burlington Stores, Inc. (a)	28,710
182	Home Depot, Inc. (The)	27,934
1,078	Ross Stores, Inc.	62,244
135	Tiffany & Co.	12,626

		159,938

	Textiles, Apparel & Luxury Goods — 0.6%
199	PVH Corp.	22,820

	Total Consumer Discretionary	414,621

	Consumer Staples — 9.3%
	Beverages — 1.1%
144	Molson Coors Brewing Co., Class B	12,407
268	PepsiCo, Inc.	30,998

		43,405

	Food & Staples Retailing — 2.4%
1,275	Wal-Mart Stores, Inc.	96,484

	Food Products — 4.2%
389	Bunge Ltd.	28,982
817	Conagra Brands, Inc.	29,202
225	Ingredion, Inc.	26,798
170	JM Smucker Co. (The)	20,057

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
1,101	Pilgrim’s Pride Corp. (a)	24,136
689	Tyson Foods, Inc., Class A	43,165

		172,340

	Household Products — 0.8%
520	Energizer Holdings, Inc.	24,990
87	Procter & Gamble Co. (The)	7,617

		32,607

	Personal Products — 0.8%
560	Nu Skin Enterprises, Inc., Class A	35,190

	Total Consumer Staples	380,026

	Energy — 5.6%
	Energy Equipment & Services — 2.9%
663	Baker Hughes, Inc.	36,129
1,562	Halliburton Co.	66,722
560	TechnipFMC plc, (United Kingdom) (a)	15,240

		118,091

	Oil, Gas & Consumable Fuels — 2.7%
73	Cimarex Energy Co.	6,891
478	EOG Resources, Inc.	43,223
158	Tesoro Corp.	14,752
703	Valero Energy Corp.	47,431

		112,297

	Total Energy	230,388

	Financials — 14.9%
	Banks — 6.2%
4,697	Bank of America Corp.	113,942
1,333	Citigroup, Inc.	89,165
238	Comerica, Inc.	17,409
170	PNC Financial Services Group, Inc. (The)	21,178
851	Regions Financial Corp.	12,460

		254,154

	Capital Markets — 2.2%
24	Ameriprise Financial, Inc.	3,093
49	Goldman Sachs Group, Inc. (The)	10,962
1,293	Morgan Stanley	57,620
156	MSCI, Inc.	16,077

		87,752

	Consumer Finance — 1.5%
945	Discover Financial Services	58,744
194	Navient Corp.	3,232

		61,976

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 4.2%
49	Allstate Corp. (The)	4,289
63	American International Group, Inc.	3,964
355	Arch Capital Group Ltd. (a)	33,127
228	Assured Guaranty Ltd.	9,525
131	Everest Re Group Ltd.	33,300
283	Lincoln National Corp.	19,145
181	Prudential Financial, Inc.	19,617
211	RenaissanceRe Holdings Ltd., (Bermuda)	29,326
171	Validus Holdings Ltd.	8,887
11	White Mountains Insurance Group Ltd.	9,642

		170,822

	Mortgage Real Estate Investment Trusts (REITs) — 0.8%
427	Chimera Investment Corp.	7,953
2,581	Two Harbors Investment Corp.	25,575

		33,528

	Total Financials	608,232

	Health Care — 14.5%
	Biotechnology — 3.2%
268	Amgen, Inc.	46,089
1,196	Gilead Sciences, Inc.	84,632

		130,721

	Health Care Equipment & Supplies — 3.3%
1,033	Baxter International, Inc.	62,544
559	Hologic, Inc. (a)	25,385
211	IDEXX Laboratories, Inc. (a)	34,011
139	Masimo Corp. (a)	12,647

		134,587

	Health Care Providers & Services — 6.9%
163	Aetna, Inc.	24,672
318	Anthem, Inc.	59,901
361	Express Scripts Holding Co. (a)	23,046
253	Humana, Inc.	60,877
108	McKesson Corp.	17,836
171	Quest Diagnostics, Inc.	18,964
223	UnitedHealth Group, Inc.	41,386
197	WellCare Health Plans, Inc. (a)	35,318

		282,000

	Pharmaceuticals — 1.1%
118	Allergan plc	28,563
282	Merck & Co., Inc.	18,042

		46,605

	Total Health Care	593,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 11.0%
	Aerospace & Defense — 3.1%
514	Boeing Co. (The)	101,722
301	Curtiss-Wright Corp.	27,589

		129,311

	Airlines — 2.8%
48	Alaska Air Group, Inc.	4,282
307	Copa Holdings SA, (Panama), Class A	35,907
624	Delta Air Lines, Inc.	33,531
67	Southwest Airlines Co.	4,157
490	United Continental Holdings, Inc. (a)	36,850

		114,727

	Electrical Equipment — 0.8%
13	EnerSys	973
204	Rockwell Automation, Inc.	33,056

		34,029

	Machinery — 2.8%
205	Cummins, Inc.	33,239
371	Deere & Co.	45,827
213	Parker-Hannifin Corp.	34,074

		113,140

	Professional Services — 0.9%
320	ManpowerGroup, Inc.	35,728

	Trading Companies & Distributors — 0.6%
210	United Rentals, Inc. (a)	23,646

	Total Industrials	450,581

	Information Technology — 22.7%
	Internet Software & Services — 3.2%
22	Alphabet, Inc., Class A (a)	20,081
29	Alphabet, Inc., Class C (a)	26,081
2,345	eBay, Inc. (a)	81,873
26	VeriSign, Inc. (a)	2,426

		130,461

	IT Services — 2.8%
432	DXC Technology Co.	33,163
148	International Business Machines Corp.	22,705
610	Visa, Inc., Class A	57,215

		113,083

	Semiconductors & Semiconductor Equipment — 3.2%
2,120	Applied Materials, Inc.	87,569
205	Lam Research Corp.	29,007

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
201	Maxim Integrated Products, Inc.	9,003
206	Teradyne, Inc.	6,183

		131,762

	Software — 7.6%
2,145	Microsoft Corp.	147,855
905	Oracle Corp.	45,387
915	Symantec Corp.	25,837
144	Take-Two Interactive Software, Inc. (a)	10,552
916	VMware, Inc., Class A (a)	80,042

		309,673

	Technology Hardware, Storage & Peripherals — 5.9%
964	Apple, Inc.	138,850
4,612	HP, Inc.	80,620
410	NCR Corp. (a)	16,748
96	Seagate Technology plc	3,720

		239,938

	Total Information Technology	924,917

	Materials — 2.3%
	Chemicals — 0.8%
1,175	Huntsman Corp.	30,354

	Containers & Packaging — 0.1%
95	Berry Global Group, Inc. (a)	5,428

	Metals & Mining — 1.4%
665	Newmont Mining Corp.	21,543
77	Nucor Corp.	4,433
846	Steel Dynamics, Inc.	30,309

		56,285

	Total Materials	92,067

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
608	American Tower Corp.	80,490
286	Equity Commonwealth (a)	9,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
77	Prologis, Inc.	4,510

	Total Real Estate	94,050

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
2,578	AT&T, Inc.	97,275

	Utilities — 3.3%
	Electric Utilities — 1.2%
447	Edison International	34,935
92	NextEra Energy, Inc.	12,892

		47,827

	Gas Utilities — 0.6%
555	UGI Corp.	26,848

	Independent Power and Renewable Electricity Producers — 0.7%
2,673	AES Corp.	29,702

	Multi-Utilities — 0.8%
1,171	CenterPoint Energy, Inc.	32,051

	Total Utilities	136,428

	Total Common Stocks (Cost $3,356,240)	4,022,498

Short-Term Investment — 2.0%
	Investment Company — 2.0%
80,269	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $80,269)	80,269

	Total Investments — 100.5% (Cost $3,436,509)	4,102,767
	Liabilities in Excess of Other Assets — (0.5)%	(19,910)

	NET ASSETS — 100.0%	$4,082,857

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
150	E-mini S&P 500 Index	09/15/17	USD	$18,157	$(47)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 18.6%
	Auto Components — 0.4%
31	Lear Corp.	4,362

	Automobiles — 0.2%
55	General Motors Co.	1,935

	Hotels, Restaurants & Leisure — 3.4%
143	Dunkin’ Brands Group, Inc.	7,899
48	Hilton Worldwide Holdings, Inc.	2,938
204	International Game Technology plc	3,733
40	McDonald’s Corp.	6,172
149	Restaurant Brands International, Inc., (Canada)	9,305
285	Wendy’s Co. (The)	4,416

		34,463

	Household Durables — 1.3%
134	DR Horton, Inc.	4,643
4	NVR, Inc. (a)	8,678

		13,321

	Internet & Direct Marketing Retail — 3.3%
22	Amazon.com, Inc. (a)	21,393
13	Expedia, Inc.	1,996
6	Priceline Group, Inc. (The) (a)	10,288

		33,677

	Media — 4.3%
132	CBS Corp. (Non-Voting), Class B	8,432
176	Comcast Corp., Class A	6,861
136	DISH Network Corp., Class A (a)	8,541
215	Live Nation Entertainment, Inc. (a)	7,486
57	Omnicom Group, Inc.	4,717
1,407	Sirius XM Holdings, Inc.	7,696

		43,733

	Specialty Retail — 5.1%
117	Best Buy Co., Inc.	6,731
90	Burlington Stores, Inc. (a)	8,288
187	Home Depot, Inc. (The)	28,670
139	Ross Stores, Inc.	8,048

		51,737

	Textiles, Apparel & Luxury Goods — 0.6%
56	PVH Corp.	6,400

	Total Consumer Discretionary	189,628

	Consumer Staples — 7.5%
	Beverages — 1.3%
17	Molson Coors Brewing Co., Class B	1,442

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
104	PepsiCo, Inc.	11,965

		13,407

	Food & Staples Retailing — 1.6%
57	Walgreens Boots Alliance, Inc.	4,456
160	Wal-Mart Stores, Inc.	12,109

		16,565

	Food Products — 3.8%
48	Bunge Ltd.	3,558
207	Conagra Brands, Inc.	7,399
310	Pilgrim’s Pride Corp. (a)	6,793
123	Pinnacle Foods, Inc.	7,318
221	Tyson Foods, Inc., Class A	13,860

		38,928

	Personal Products — 0.8%
118	Nu Skin Enterprises, Inc., Class A	7,396

	Total Consumer Staples	76,296

	Energy — 0.2%
	Energy Equipment & Services — 0.2%
38	Baker Hughes, Inc.	2,093

	Financials — 2.5%
	Capital Markets — 1.1%
8	MarketAxess Holdings, Inc.	1,629
44	Morgan Stanley	1,969
79	MSCI, Inc.	8,085

		11,683

	Insurance — 1.4%
85	Assured Guaranty Ltd.	3,535
29	Everest Re Group Ltd.	7,256
32	Lincoln National Corp.	2,190
12	Prudential Financial, Inc.	1,254

		14,235

	Total Financials	25,918

	Health Care — 14.5%
	Biotechnology — 5.2%
58	AbbVie, Inc.	4,198
142	Amgen, Inc.	24,405
114	Exelixis, Inc. (a)	2,803
299	Gilead Sciences, Inc.	21,185

		52,591

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 4.0%
57	Align Technology, Inc. (a)	8,527
173	Baxter International, Inc.	10,480
180	Hologic, Inc. (a)	8,173
52	IDEXX Laboratories, Inc. (a)	8,458
55	Masimo Corp. (a)	4,978

		40,616

	Health Care Providers & Services — 5.1%
104	Aetna, Inc.	15,820
73	Anthem, Inc.	13,809
12	Cigna Corp.	1,942
51	Humana, Inc.	12,271
48	WellCare Health Plans, Inc. (a)	8,637

		52,479

	Health Care Technology — 0.2%
39	Veeva Systems, Inc., Class A (a)	2,373

	Total Health Care	148,059

	Industrials — 11.7%
	Aerospace & Defense — 2.9%
147	Boeing Co. (The)	29,109

	Airlines — 2.9%
63	Copa Holdings SA, (Panama), Class A	7,418
187	Delta Air Lines, Inc.	10,039
49	Southwest Airlines Co.	3,014
121	United Continental Holdings, Inc. (a)	9,067

		29,538

	Electrical Equipment — 0.9%
15	EnerSys	1,058
50	Rockwell Automation, Inc.	8,131

		9,189

	Machinery — 3.4%
209	Allison Transmission Holdings, Inc.	7,839
110	Deere & Co.	13,632
57	Lincoln Electric Holdings, Inc.	5,231
50	Parker-Hannifin Corp.	7,991

		34,693

	Professional Services — 0.9%
80	ManpowerGroup, Inc.	8,898

	Trading Companies & Distributors — 0.7%
68	United Rentals, Inc. (a)	7,687

	Total Industrials	119,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 35.8%
	Internet Software & Services — 7.8%
18	Alphabet, Inc., Class A (a)	16,734
18	Alphabet, Inc., Class C (a)	15,994
628	eBay, Inc. (a)	21,940
68	Facebook, Inc., Class A (a)	10,237
32	IAC/InterActiveCorp (a)	3,335
35	LogMeIn, Inc.	3,684
87	VeriSign, Inc. (a)	8,050

		79,974

	IT Services — 4.0%
107	DXC Technology Co.	8,209
2	Mastercard, Inc., Class A	243
340	Visa, Inc., Class A	31,904

		40,356

	Semiconductors & Semiconductor Equipment — 4.1%
573	Applied Materials, Inc.	23,675
57	Lam Research Corp.	8,033
36	Maxim Integrated Products, Inc.	1,630
29	Skyworks Solutions, Inc.	2,821
184	Teradyne, Inc.	5,510

		41,669

	Software — 12.1%
83	Adobe Systems, Inc. (a)	11,740
41	Aspen Technology, Inc. (a)	2,260
37	Autodesk, Inc. (a)	3,700
87	Citrix Systems, Inc. (a)	6,884
729	Microsoft Corp.	50,260
174	Oracle Corp.	8,734
92	Symantec Corp.	2,585
115	Synopsys, Inc. (a)	8,409
113	Take-Two Interactive Software, Inc. (a)	8,263
234	VMware, Inc., Class A (a)	20,441

		123,276

	Technology Hardware, Storage & Peripherals — 7.8%
416	Apple, Inc.	59,976
761	HP, Inc.	13,299
148	NCR Corp. (a)	6,032

		79,307

	Total Information Technology	364,582

	Materials — 3.4%
	Chemicals — 1.5%
23	Albemarle Corp.	2,396

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
121	Chemours Co. (The)	4,600
333	Huntsman Corp.	8,599

		15,595

	Construction Materials — 0.1%
15	Eagle Materials, Inc.	1,340

	Containers & Packaging — 0.8%
140	Berry Global Group, Inc. (a)	7,970

	Metals & Mining — 1.0%
65	Newmont Mining Corp.	2,112
210	Steel Dynamics, Inc.	7,506

		9,618

	Total Materials	34,523

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
85	American Homes 4 Rent, Class A	1,921
115	American Tower Corp.	15,151
107	Equity Commonwealth (a)	3,372
124	GEO Group, Inc. (The)	3,669

	Total Real Estate	24,113

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
111	AT&T, Inc.	4,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
52	T-Mobile US, Inc. (a)	3,165

	Total Telecommunication Services	7,354

	Utilities — 0.4%
	Independent Power and Renewable Electricity Producers — 0.4%
340	AES Corp.	3,778

	Total Common Stocks (Cost $719,462)	995,458

Short-Term Investment — 2.9%
	Investment Company — 2.9%
29,184	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $29,184)	29,184

	Total Investments — 100.5% (Cost $748,646)	1,024,642
	Liabilities in Excess of Other Assets — (0.5)%	(5,519)

	NET ASSETS — 100.0%	$1,019,123

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
188	E-mini S&P 500 Index	09/15/17	USD	$22,756	$(72)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
		Consumer Discretionary — 10.9%
		Auto Components — 1.0%
89		Visteon Corp. (a)	9,032

		Hotels, Restaurants & Leisure — 2.5%
28		Darden Restaurants, Inc.	2,532
22		Royal Caribbean Cruises Ltd.	2,447
23		Vail Resorts, Inc.	4,665
26		Wyndham Worldwide Corp.	2,621
250		Yum China Holdings, Inc. (a)	9,869

			22,134

		Household Durables — 0.8%
175		DR Horton, Inc.	6,046
—	(h)	NVR, Inc. (a)	1,085

			7,131

		Leisure Products — 0.7%
57		Hasbro, Inc.	6,334

		Media — 1.7%
—	(h)	Cable One, Inc.	284
155		Liberty Media Corp.-Liberty SiriusXM, Class A (a)	6,520
89		TEGNA, Inc.	1,285
195		Viacom, Inc., Class B	6,556

			14,645

		Specialty Retail — 3.1%
317		Best Buy Co., Inc.	18,191
90		Tiffany & Co.	8,467
3		Ulta Beauty, Inc. (a)	833

			27,491

		Textiles, Apparel & Luxury Goods — 1.1%
86		PVH Corp.	9,859

		Total Consumer Discretionary	96,626

		Consumer Staples — 5.9%
		Food & Staples Retailing — 1.0%
290		Rite Aid Corp. (a)	855
131		Sysco Corp.	6,568
62		US Foods Holding Corp. (a)	1,699

			9,122

		Food Products — 4.5%
77		Bunge Ltd.	5,737
98		Ingredion, Inc.	11,718
354		Pilgrim’s Pride Corp. (a)	7,757
233		Tyson Foods, Inc., Class A	14,568

			39,780

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.4%
25	Herbalife Ltd. (a)	1,812
34	Nu Skin Enterprises, Inc., Class A	2,130

		3,942

	Total Consumer Staples	52,844

	Energy — 6.2%
	Energy Equipment & Services — 1.1%
172	Baker Hughes, Inc.	9,392

	Oil, Gas & Consumable Fuels — 5.1%
306	Cabot Oil & Gas Corp.	7,669
47	Cimarex Energy Co.	4,461
82	Devon Energy Corp.	2,609
413	Marathon Oil Corp.	4,893
90	Marathon Petroleum Corp.	4,710
42	Murphy Oil Corp.	1,082
6	Noble Energy, Inc.	175
21	ONEOK, Inc.	1,085
51	PBF Energy, Inc., Class A	1,128
209	QEP Resources, Inc. (a)	2,110
18	Rice Energy, Inc. (a)	482
46	Tesoro Corp.	4,277
26	Valero Energy Corp.	1,761
66	Williams Cos., Inc. (The)	2,011
145	World Fuel Services Corp.	5,587
149	WPX Energy, Inc. (a)	1,436

		45,476

	Total Energy	54,868

	Financials — 13.8%
	Apartments — 0.2%
19	Sun Communities, Inc.	1,675

	Banks — 4.2%
31	Citizens Financial Group, Inc.	1,113
48	East West Bancorp, Inc.	2,783
195	KeyCorp	3,656
291	Popular, Inc., (Puerto Rico)	12,133
258	Regions Financial Corp.	3,773
18	SVB Financial Group (a)	3,217
184	Synovus Financial Corp.	8,149
51	Zions Bancorp	2,239

		37,063

	Capital Markets — 3.4%
65	BGC Partners, Inc., Class A	824
29	Intercontinental Exchange, Inc.	1,879
15	Lazard Ltd., Class A	695

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
138	LPL Financial Holdings, Inc.	5,853
10	MarketAxess Holdings, Inc.	1,971
132	MSCI, Inc.	13,636
71	Raymond James Financial, Inc.	5,719

		30,577

	Consumer Finance — 1.1%
107	Discover Financial Services	6,648
109	Synchrony Financial	3,248

		9,896

	Diversified Financial Services — 0.1%
36	Voya Financial, Inc.	1,332

	Insurance — 4.6%
54	Allied World Assurance Co. Holdings AG	2,851
55	American Financial Group, Inc.	5,465
4	American National Insurance Co.	478
17	Aon plc	2,260
13	Arch Capital Group Ltd. (a)	1,199
26	Aspen Insurance Holdings Ltd., (Bermuda)	1,311
26	Assurant, Inc.	2,732
39	Assured Guaranty Ltd.	1,640
9	Everest Re Group Ltd.	2,368
12	First American Financial Corp.	550
65	FNF Group	2,894
57	Hanover Insurance Group, Inc. (The)	5,061
36	Hartford Financial Services Group, Inc. (The)	1,882
25	Lincoln National Corp.	1,656
33	Principal Financial Group, Inc.	2,082
20	Progressive Corp. (The)	895
17	Torchmark Corp.	1,264
68	Unum Group	3,157
17	Validus Holdings Ltd.	857

		40,602

	Mortgage Real Estate Investment Trusts (REITs) — 0.1%
44	AGNC Investment Corp.	928
9	Chimera Investment Corp.	162

		1,090

	Office — 0.1%
25	Douglas Emmett, Inc.	940

	Total Financials	123,175

	Health Care — 10.7%
	Biotechnology — 2.2%
75	ACADIA Pharmaceuticals, Inc. (a)	2,089
49	Alnylam Pharmaceuticals, Inc. (a)	3,892

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
15	BioMarin Pharmaceutical, Inc. (a)	1,335
35	Incyte Corp. (a)	4,369
18	Intercept Pharmaceuticals, Inc. (a)	2,179
98	Juno Therapeutics, Inc. (a)	2,929
18	TESARO, Inc. (a)	2,504

		19,297

	Health Care Equipment & Supplies — 4.0%
146	Hill-Rom Holdings, Inc.	11,599
236	Hologic, Inc. (a)	10,701
102	Zimmer Biomet Holdings, Inc.	13,032

		35,332

	Health Care Providers & Services — 3.6%
146	AmerisourceBergen Corp.	13,801
27	Centene Corp. (a)	2,149
291	Premier, Inc., Class A (a)	10,458
34	WellCare Health Plans, Inc. (a)	6,033

		32,441

	Pharmaceuticals — 0.9%
65	Mallinckrodt plc (a)	2,926
63	Mylan NV (a)	2,462
40	Perrigo Co. plc	2,998

		8,386

	Total Health Care	95,456

	Industrials — 14.8%
	Aerospace & Defense — 3.7%
133	HEICO Corp., Class A	8,259
85	Huntington Ingalls Industries, Inc.	15,733
30	L3 Technologies, Inc.	4,929
2	Northrop Grumman Corp.	616
59	Spirit AeroSystems Holdings, Inc., Class A	3,436

		32,973

	Airlines — 2.1%
250	United Continental Holdings, Inc. (a)	18,813

	Building Products — 0.8%
77	Fortune Brands Home & Security, Inc.	5,010
28	Owens Corning	1,854

		6,864

	Commercial Services & Supplies — 0.3%
33	Stericycle, Inc. (a)	2,534

	Construction & Engineering — 0.5%
25	Fluor Corp.	1,154
64	Jacobs Engineering Group, Inc.	3,497

		4,651

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.6%
61	Regal Beloit Corp.	4,958

	Machinery — 3.6%
116	Crane Co.	9,168
152	Gardner Denver Holdings, Inc. (a)	3,291
124	Ingersoll-Rand plc	11,332
53	Parker-Hannifin Corp.	8,527

		32,318

	Professional Services — 2.8%
173	ManpowerGroup, Inc.	19,360
133	TransUnion (a)	5,756

		25,116

	Road & Rail — 0.1%
14	Landstar System, Inc.	1,224

	Trading Companies & Distributors — 0.3%
39	WESCO International, Inc. (a)	2,229

	Total Industrials	131,680

	Information Technology — 15.3%
	Communications Equipment — 1.0%
236	ARRIS International plc (a)	6,604
17	F5 Networks, Inc. (a)	2,160

		8,764

	Electronic Equipment, Instruments & Components — 0.9%
118	Avnet, Inc.	4,596
93	FLIR Systems, Inc.	3,206

		7,802

	Internet Software & Services — 0.6%
36	IAC/InterActiveCorp (a)	3,665
165	Pandora Media, Inc. (a)	1,475

		5,140

	IT Services — 4.4%
177	DXC Technology Co.	13,595
43	Fidelity National Information Services, Inc.	3,698
41	Leidos Holdings, Inc.	2,124
87	Square, Inc., Class A (a)	2,039
93	Total System Services, Inc.	5,406
196	Vantiv, Inc., Class A (a)	12,427

		39,289

	Semiconductors & Semiconductor Equipment — 2.7%
13	KLA-Tencor Corp.	1,226
19	Lam Research Corp.	2,715
1,048	Marvell Technology Group Ltd., (Bermuda)	17,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
165	ON Semiconductor Corp. (a)	2,319
6	Skyworks Solutions, Inc.	557

		24,130

	Software — 2.1%
56	Activision Blizzard, Inc.	3,241
72	Citrix Systems, Inc. (a)	5,730
451	Nuance Communications, Inc. (a)	7,843
559	Zynga, Inc., Class A (a)	2,036

		18,850

	Technology Hardware, Storage & Peripherals — 3.6%
86	NCR Corp. (a)	3,512
165	Western Digital Corp.	14,619
497	Xerox Corp.	14,280

		32,411

	Total Information Technology	136,386

	Materials — 5.3%
	Chemicals — 1.9%
226	Cabot Corp.	12,064
186	Huntsman Corp.	4,804

		16,868

	Containers & Packaging — 1.9%
41	Avery Dennison Corp.	3,632
183	Berry Global Group, Inc. (a)	10,404
54	International Paper Co.	3,080

		17,116

	Metals & Mining — 1.5%
25	Newmont Mining Corp.	823
15	Reliance Steel & Aluminum Co.	1,078
309	Steel Dynamics, Inc.	11,065

		12,966

	Total Materials	46,950

	Real Estate — 9.9%
	Equity Real Estate Investment Trusts (REITs) — 9.9%
49	American Campus Communities, Inc.	2,308
239	American Homes 4 Rent, Class A	5,390
11	Apartment Investment & Management Co., Class A	460
429	Apple Hospitality REIT, Inc.	8,028
7	Boston Properties, Inc.	824
86	Brixmor Property Group, Inc.	1,541
210	CoreCivic, Inc.	5,778
134	Corporate Office Properties Trust	4,687
15	Crown Castle International Corp.	1,513

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
44	CyrusOne, Inc.	2,447
21	Digital Realty Trust, Inc.	2,383
39	Equinix, Inc.	16,738
193	Equity Commonwealth (a)	6,113
37	Equity LifeStyle Properties, Inc.	3,151
35	Liberty Property Trust	1,405
42	Mid-America Apartment Communities, Inc.	4,465
95	Outfront Media, Inc.	2,201
107	Prologis, Inc.	6,298
34	Regency Centers Corp.	2,142
113	Retail Properties of America, Inc., Class A	1,374
22	SBA Communications Corp. (a)	3,022
3	SL Green Realty Corp.	265
59	Spirit Realty Capital, Inc.	439
9	Taubman Centers, Inc.	518
2	Ventas, Inc.	151
138	Weyerhaeuser Co.	4,606

	Total Real Estate	88,247

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.4%
156	CenturyLink, Inc.	3,730

	Wireless Telecommunication Services — 0.2%
50	Telephone & Data Systems, Inc.	1,388

	Total Telecommunication Services	5,118

	Utilities — 6.0%
	Electric Utilities — 1.6%
57	Alliant Energy Corp.	2,306
87	Edison International	6,763
110	FirstEnergy Corp.	3,205
50	Great Plains Energy, Inc.	1,455
6	Pinnacle West Capital Corp.	494

		14,223

	Gas Utilities — 1.1%
25	National Fuel Gas Co.	1,407
177	UGI Corp.	8,552

		9,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — 1.9%
995	NRG Energy, Inc.	17,136

	Multi-Utilities — 1.4%
35	Ameren Corp.	1,935
92	CenterPoint Energy, Inc.	2,524
87	CMS Energy Corp.	4,001
23	Consolidated Edison, Inc.	1,875
14	DTE Energy Co.	1,502

		11,837

	Total Utilities	53,155

	Total Common Stocks (Cost $702,371)	884,505

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc. Casa Ley CVR expiring 01/30/18 (a)	8
121	Safeway, Inc. PDC CVR (a)	4

	Total Rights (Cost $—)	12

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
7,698	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $7,698)	7,698

	Total Investments — 100.3% (Cost $710,069)	892,215
	Liabilities in Excess of Other Assets — (0.3)%	(2,476)

	NET ASSETS — 100.0%	$889,739

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini S&P MidCap 400	09/15/17	USD	$3,318	$14

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 11.1%
	Hotels, Restaurants & Leisure — 2.1%
2	Dunkin’ Brands Group, Inc.	136
4	Restaurant Brands International, Inc., (Canada)	244

		380

	Media — 4.1%
37	Sirius XM Holdings, Inc.	205
3	Time Warner, Inc.	276
2	Walt Disney Co. (The)	260

		741

	Specialty Retail — 3.4%
2	Home Depot, Inc. (The)	288
4	Lowe’s Cos., Inc.	331

		619

	Textiles, Apparel & Luxury Goods — 1.5%
2	PVH Corp.	272

	Total Consumer Discretionary	2,012

	Consumer Staples — 7.8%
	Beverages — 5.0%
3	Dr Pepper Snapple Group, Inc.	241
2	Molson Coors Brewing Co., Class B	201
4	PepsiCo, Inc.	468

		910

	Food & Staples Retailing — 2.0%
5	Walgreens Boots Alliance, Inc.	358

	Food Products — 0.8%
1	Ingredion, Inc.	143

	Total Consumer Staples	1,411

	Energy — 5.7%
	Energy Equipment & Services — 3.9%
5	Baker Hughes, Inc.	255
3	Schlumberger Ltd.	209
9	TechnipFMC plc, (United Kingdom) (a)	242

		706

	Oil, Gas & Consumable Fuels — 1.8%
3	Apache Corp.	141
3	Valero Energy Corp.	176

		317

	Total Energy	1,023

	Financials — 15.4%
	Banks — 8.2%
16	Bank of America Corp.	391
11	Citigroup, Inc.	716

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
3		PNC Financial Services Group, Inc. (The)	381

			1,488

		Capital Markets — 2.7%
6		Bank of New York Mellon Corp. (The)	281
1		MSCI, Inc.	103
1		S&P Global, Inc.	102

			486

		Consumer Finance — 0.7%
2		Discover Financial Services	118

		Insurance — 3.8%
3		Allstate Corp. (The)	223
4		Hartford Financial Services Group, Inc. (The)	203
2		Travelers Cos., Inc. (The)	256

			682

		Total Financials	2,774

		Health Care — 14.6%
		Biotechnology — 6.9%
2		Amgen, Inc.	336
1		Biogen, Inc. (a)	258
—	(h)	Bioverativ, Inc. (a)	19
2		Celgene Corp. (a)	230
6		Gilead Sciences, Inc.	393

			1,236

		Health Care Equipment & Supplies — 0.9%
1		Becton Dickinson and Co.	171

		Health Care Providers & Services — 5.5%
3		Aetna, Inc.	380
1		Cigna Corp.	180
2		Humana, Inc.	427

			987

		Life Sciences Tools & Services — 0.6%
1		Waters Corp. (a)	115

		Pharmaceuticals — 0.7%
2		Merck & Co., Inc.	131

		Total Health Care	2,640

		Industrials — 10.1%
		Aerospace & Defense — 4.1%
2		Curtiss-Wright Corp.	211
2		Raytheon Co.	299
2		United Technologies Corp.	226

			736

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Airlines — 1.4%
4		Southwest Airlines Co.	252

		Commercial Services & Supplies — 0.6%
7		Pitney Bowes, Inc.	103

		Machinery — 3.0%
2		Parker-Hannifin Corp.	351
4		Xylem, Inc.	194

			545

		Professional Services — 1.0%
2		ManpowerGroup, Inc.	179

		Total Industrials	1,815

		Information Technology — 26.1%
		Communications Equipment — 1.5%
9		Cisco Systems, Inc.	274

		Internet Software & Services — 2.2%
—	(h)	Alphabet, Inc., Class A (a)	195
—	(h)	Alphabet, Inc., Class C (a)	205

			400

		IT Services — 3.6%
1		Accenture plc, Class A	133
1		DXC Technology Co.	61
1		Mastercard, Inc., Class A	170
3		Visa, Inc., Class A	276

			640

		Semiconductors & Semiconductor Equipment — 2.0%
2		Lam Research Corp.	233
2		QUALCOMM, Inc.	130

			363

		Software — 9.8%
3		Autodesk, Inc. (a)	295
13		Microsoft Corp.	874
8		Oracle Corp.	392
8		Symantec Corp.	214

			1,775

		Technology Hardware, Storage & Peripherals — 7.0%
7		Apple, Inc.	1,001
9		Hewlett Packard Enterprise Co.	153
6		HP, Inc.	102

			1,256

		Total Information Technology	4,708

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.5%
	Chemicals — 1.5%
2	EI du Pont de Nemours & Co.	143
1	International Flavors & Fragrances, Inc.	125

	Total Materials	268

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
2	Prologis, Inc.	141

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
7	CenturyLink, Inc.	159
9	Verizon Communications, Inc.	381

	Total Telecommunication Services	540

	Utilities — 3.0%
	Electric Utilities — 3.0%
4	Eversource Energy	240
2	NextEra Energy, Inc.	217
2	Portland General Electric Co.	87

	Total Utilities	544

	Total Common Stocks (Cost $13,439)	17,876

Short-Term Investment — 1.0%
	Investment Company — 1.0%
184	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $184)	184

	Total Investments — 100.1% (Cost $13,623)	18,060
	Liabilities in Excess of Other Assets — (0.1)%	(16)

	NET ASSETS — 100.0%	$18,044

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 7.9%
	Automobiles — 1.1%
375	General Motors Co.	13,085

	Hotels, Restaurants & Leisure — 0.5%
96	Restaurant Brands International, Inc., (Canada)	5,991

	Household Durables — 0.8%
244	Toll Brothers, Inc.	9,628

	Media — 3.4%
54	CBS Corp. (Non-Voting), Class B	3,444
382	Comcast Corp., Class A	14,868
1,914	Sirius XM Holdings, Inc.	10,469
129	Walt Disney Co. (The)	13,706

		42,487

	Specialty Retail — 1.7%
177	Best Buy Co., Inc.	10,142
77	Burlington Stores, Inc. (a)	7,037
412	Staples, Inc.	4,149

		21,328

	Textiles, Apparel & Luxury Goods — 0.4%
29	Michael Kors Holdings Ltd. (a)	1,040
40	PVH Corp.	4,546

		5,586

	Total Consumer Discretionary	98,105

	Consumer Staples — 8.7%
	Food & Staples Retailing — 2.6%
147	Sysco Corp.	7,378
31	Walgreens Boots Alliance, Inc.	2,420
286	Wal-Mart Stores, Inc.	21,660

		31,458

	Food Products — 3.9%
209	Archer-Daniels-Midland Co.	8,632
124	Bunge Ltd.	9,273
248	Conagra Brands, Inc.	8,861
381	Pilgrim’s Pride Corp. (a)	8,360
217	Tyson Foods, Inc., Class A	13,560

		48,686

	Household Products — 1.4%
185	Energizer Holdings, Inc.	8,898
91	Procter & Gamble Co. (The)	7,905

		16,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.8%
157	Nu Skin Enterprises, Inc., Class A	9,859

	Total Consumer Staples	106,806

	Energy — 9.9%
	Energy Equipment & Services — 3.1%
235	Baker Hughes, Inc.	12,826
39	Dril-Quip, Inc. (a)	1,884
379	Halliburton Co.	16,191
271	TechnipFMC plc, (United Kingdom) (a)	7,374

		38,275

	Oil, Gas & Consumable Fuels — 6.8%
38	Apache Corp.	1,836
43	Chevron Corp.	4,533
50	ConocoPhillips	2,198
248	Devon Energy Corp.	7,935
194	EOG Resources, Inc.	17,588
72	Exxon Mobil Corp.	5,772
156	Marathon Petroleum Corp.	8,137
10	Occidental Petroleum Corp.	599
77	Tesoro Corp.	7,198
407	Valero Energy Corp.	27,477

		83,273

	Total Energy	121,548

	Financials — 27.4%
	Banks — 12.3%
2,059	Bank of America Corp.	49,962
656	Citigroup, Inc.	43,886
17	Comerica, Inc.	1,223
253	PNC Financial Services Group, Inc. (The)	31,576
219	Popular, Inc., (Puerto Rico)	9,114
468	Regions Financial Corp.	6,853
215	Synovus Financial Corp.	9,498

		152,112

	Capital Markets — 3.7%
73	Ameriprise Financial, Inc.	9,254
66	Goldman Sachs Group, Inc. (The)	14,723
268	Morgan Stanley	11,938
95	MSCI, Inc.	9,825

		45,740

	Consumer Finance — 1.9%
14	Capital One Financial Corp.	1,115
295	Discover Financial Services	18,340
260	Navient Corp.	4,332

		23,787

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 7.6%
197	American International Group, Inc.	12,329
89	Arch Capital Group Ltd. (a)	8,256
230	Assured Guaranty Ltd.	9,579
136	Axis Capital Holdings Ltd.	8,774
42	Everest Re Group Ltd.	10,693
132	Lincoln National Corp.	8,948
71	Prudential Financial, Inc.	7,667
74	RenaissanceRe Holdings Ltd., (Bermuda)	10,276
116	Torchmark Corp.	8,905
9	White Mountains Insurance Group Ltd.	7,644

		93,071

	Mortgage Real Estate Investment Trusts (REITs) — 1.9%
175	AGNC Investment Corp.	3,715
541	Chimera Investment Corp.	10,079
1,003	Two Harbors Investment Corp.	9,942

		23,736

	Total Financials	338,446

	Health Care — 13.6%
	Biotechnology — 3.6%
127	Amgen, Inc.	21,804
311	Gilead Sciences, Inc.	22,041

		43,845

	Health Care Equipment & Supplies — 0.8%
78	Baxter International, Inc.	4,692
119	Hologic, Inc. (a)	5,418

		10,110

	Health Care Providers & Services — 6.1%
52	Aetna, Inc.	7,956
23	Anthem, Inc.	4,327
36	DaVita, Inc. (a)	2,344
82	Express Scripts Holding Co. (a)	5,254
77	Humana, Inc.	18,576
34	McKesson Corp.	5,512
57	Quest Diagnostics, Inc.	6,381
78	UnitedHealth Group, Inc.	14,426
58	WellCare Health Plans, Inc. (a)	10,450

		75,226

	Pharmaceuticals — 3.1%
91	Allergan plc	22,049
491	Pfizer, Inc.	16,500

		38,549

	Total Health Care	167,730

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 9.3%
	Aerospace & Defense — 2.6%
119	Boeing Co. (The)	23,492
98	Curtiss-Wright Corp.	8,958

		32,450

	Airlines — 2.2%
289	Delta Air Lines, Inc.	15,536
149	United Continental Holdings, Inc. (a)	11,228

		26,764

	Construction & Engineering — 0.2%
40	Jacobs Engineering Group, Inc.	2,186

	Electrical Equipment — 1.0%
23	EnerSys	1,652
62	Rockwell Automation, Inc.	10,041

		11,693

	Machinery — 1.9%
104	Allison Transmission Holdings, Inc.	3,890
55	Cummins, Inc.	8,906
66	Parker-Hannifin Corp.	10,612

		23,408

	Professional Services — 0.7%
79	ManpowerGroup, Inc.	8,798

	Trading Companies & Distributors — 0.7%
79	United Rentals, Inc. (a)	8,893

	Total Industrials	114,192

	Information Technology — 8.3%
	Internet Software & Services — 1.6%
552	eBay, Inc. (a)	19,290

	IT Services — 0.4%
46	DXC Technology Co.	3,506
55	Western Union Co. (The)	1,042

		4,548

	Semiconductors & Semiconductor Equipment — 2.3%
512	Applied Materials, Inc.	21,142
35	QUALCOMM, Inc.	1,916
18	Skyworks Solutions, Inc.	1,766
110	Teradyne, Inc.	3,294

		28,118

	Software — 0.9%
89	Microsoft Corp.	6,135
65	VMware, Inc., Class A (a)	5,674

		11,809

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 3.1%
40	Apple, Inc.	5,718
1,323	HP, Inc.	23,124
239	NetApp, Inc.	9,580

		38,422

	Total Information Technology	102,187

	Materials — 2.7%
	Chemicals — 1.1%
44	Cabot Corp.	2,335
431	Huntsman Corp.	11,124

		13,459

	Containers & Packaging — 0.7%
77	Packaging Corp. of America	8,599

	Metals & Mining — 0.9%
54	Newmont Mining Corp.	1,742
264	Steel Dynamics, Inc.	9,465

		11,207

	Total Materials	33,265

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
507	Brandywine Realty Trust	8,890
298	Equity Commonwealth (a)	9,401
153	GEO Group, Inc. (The)	4,536
128	Hospitality Properties Trust	3,737
424	Piedmont Office Realty Trust, Inc., Class A	8,927

	Total Real Estate	35,491

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
300	AT&T, Inc.	11,312
48	Verizon Communications, Inc.	2,157

	Total Telecommunication Services	13,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.2%
	Electric Utilities — 3.1%
123	Edison International	9,618
226	Exelon Corp.	8,148
79	NextEra Energy, Inc.	11,028
221	Portland General Electric Co.	10,079

		38,873

	Gas Utilities — 0.9%
219	UGI Corp.	10,624

	Independent Power and Renewable Electricity Producers — 0.8%
869	AES Corp.	9,649

	Multi-Utilities — 1.4%
377	CenterPoint Energy, Inc.	10,333
293	MDU Resources Group, Inc.	7,682

		18,015

	Total Utilities	77,161

	Total Common Stocks (Cost $1,002,865)	1,208,400

Short-Term Investment — 2.2%
	Investment Company — 2.2%
27,377	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $27,377)	27,377

	Total Investments — 100.2% (Cost $1,030,242)	1,235,777
	Liabilities in Excess of Other Assets — (0.2)%	(2,933)

	NET ASSETS — 100.0%	$1,232,844

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
104	E-mini S&P 500 Index	09/15/17	USD	$12,589	$(48)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	27

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$4,022,498	$995,458	$884,517
Investments in affiliates, at value	80,269	29,184	7,698

Total investment securities, at value	4,102,767	1,024,642	892,215
Cash	—	1	—	(a)
Deposits at broker for futures contracts	6,610	1,675	433
Receivables:
Investment securities sold	7,562	20,121	4,802
Fund shares sold	137	947	670
Dividends from non-affiliates	3,900	527	1,284
Dividends from affiliates	44	9	9
Variation margin on futures contracts	8	8	3

Total Assets	4,121,028	1,047,930	899,416

LIABILITIES:
Payables:
Investment securities purchased	13,709	26,972	7,679
Fund shares redeemed	22,666	1,290	1,201
Accrued liabilities:
Investment advisory fees	1,323	329	419
Administration fees	273	9	20
Distribution fees	18	48	117
Service fees	71	73	142
Custodian and accounting fees	14	4	7
Trustees’ and Chief Compliance Officer’s fees	3	—	—
Audit fees	19	19	20
Legal fees	2	1	—
Registration fees	21	19	—
Other	52	43	72

Total Liabilities	38,171	28,807	9,677

Net Assets	$4,082,857	$1,019,123	$889,739

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$3,068,461	$794,916	$663,664
Accumulated undistributed (distributions in excess of) net investment income	23,487	4,113	1,455
Accumulated net realized gains (losses)	324,698	(55,830)	42,460
Net unrealized appreciation (depreciation)	666,211	275,924	182,160

Total Net Assets	$4,082,857	$1,019,123	$889,739

Net Assets:
Class A	$49,774	$90,633	$304,927
Class C	10,306	42,811	81,761
Class I (formerly Select Class)	215,888	183,265	310,316
Class R2	3,394	5,277	—
Class R3	—	—	8,854
Class R4	—	—	22
Class R5	4,681	192,164	—
Class R6	3,798,814	504,973	183,859

Total	$4,082,857	$1,019,123	$889,739

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,275	1,865	13,792
Class C	267	897	4,325
Class I (formerly Select Class)	5,415	3,715	13,364
Class R2	89	111	—
Class R3	—	—	401
Class R4	—	—	1
Class R5	117	3,941	—
Class R6	96,568	10,359	7,909

Net Asset Value (a):
Class A — Redemption price per share	$39.06	$48.60	$22.11
Class C — Offering price per share (b)	38.59	47.72	18.90
Class I (formerly Select Class) — Offering and redemption price per share	39.87	49.34	23.22
Class R2 — Offering and redemption price per share	38.18	47.66	—
Class R3 — Offering and redemption price per share	—	—	22.08
Class R4 — Offering and redemption price per share	—	—	23.20
Class R5 — Offering and redemption price per share	39.91	48.76	—
Class R6 — Offering and redemption price per share	39.34	48.74	23.25
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.22	$51.29	$23.34

Cost of investments in non-affiliates	$3,356,240	$719,462	$702,371
Cost of investments in affiliates	80,269	29,184	7,698

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Sustainable Equity Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$17,876		$1,208,400
Investments in affiliates, at value	184		27,377

Total investment securities, at value	18,060		1,235,777
Deposits at broker for futures contracts	—		595
Receivables:
Investment securities sold	—		3,373
Fund shares sold	1		889
Dividends from non-affiliates	12		1,616
Dividends from affiliates	—	(a)	17
Variation margin on futures contracts	—		5
Due from adviser	11		—

Total Assets	18,084		1,242,272

LIABILITIES:
Payables:
Due to custodian	—		1
Investment securities purchased	—		5,374
Fund shares redeemed	1		2,953
Accrued liabilities:
Investment advisory fees	—		342
Administration fees	—		43
Distribution fees	5		50
Service fees	—	(a)	202
Custodian and accounting fees	3		8
Audit fees	19		18
Legal fees	3		1
Registration fees	6		31
Other	3		405

Total Liabilities	40		9,428

Net Assets	$18,044		$1,232,844

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$13,012	$937,166
Accumulated undistributed (distributions in excess of) net investment income	57	985
Accumulated net realized gains (losses)	538	89,206
Net unrealized appreciation (depreciation)	4,437	205,487

Total Net Assets	$18,044	$1,232,844

Net Assets:
Class A	$7,943	$95,891
Class C	5,063	35,999
Class I (formerly Select Class)	5,038	886,602
Class R2	—	19,693
Class R5	—	86,134
Class R6	—	108,525

Total	$18,044	$1,232,844

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	202	2,698
Class C	132	1,024
Class I (formerly Select Class)	127	24,843
Class R2	—	558
Class R5	—	2,408
Class R6	—	3,033

Net Asset Value (a):
Class A — Redemption price per share	$39.35	$35.54
Class C — Offering price per share (b)	38.51	35.14
Class I (formerly Select Class) — Offering and redemption price per share	39.59	35.69
Class R2 — Offering and redemption price per share	—	35.33
Class R5 — Offering and redemption price per share	—	35.78
Class R6 — Offering and redemption price per share	—	35.78
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.53	$37.51

Cost of investments in non-affiliates	$13,439	$1,002,865
Cost of investments in affiliates	184	27,377

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$— (a)	$1
Dividend income from non-affiliates	69,240		14,127	15,165
Dividend income from affiliates	428		89	85

Total investment income	69,668		14,216	15,251

EXPENSES:
Investment advisory fees	15,533		4,995	6,454
Administration fees	3,176		817	812
Distribution fees:
Class A	138		227	820
Class C	86		348	677
Class R2	19		25	—
Class R3 (b)	—		—	8
Service fees:
Class A	138		227	820
Class C	29		116	226
Class I (formerly Select Class)	559		417	735
Class R2	9		12	—
Class R3 (b)	—		—	7
Class R4 (b)	—		—	— (a)
Class R5	3		117	—
Custodian and accounting fees	127		45	54
Professional fees	78		53	61
Trustees’ and Chief Compliance Officer’s fees	27		27	27
Printing and mailing costs	55		32	84
Registration and filing fees	84		83	91
Transfer agency fees (See Note 2.D.)	36		27	71
Sub-transfer agency fees (See Note 2.D.)	107		265	674
Other	78		25	24

Total expenses	20,282		7,858	11,645

Less fees waived	(206)		(2,093)	(1,842)
Less expense reimbursements	—	(a)	(44)	(1)

Net expenses	20,076		5,721	9,802

Net investment income (loss)	49,592		8,495	5,449

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	372,249		90,708	63,240
Futures	12,045		3,558	4,599

Net realized gain (loss)	384,294		94,266	67,839

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	170,442		94,529	61,614
Futures	(1,200)		(620)	(204)

Change in net unrealized appreciation/depreciation	169,242		93,909	61,410

Net realized/unrealized gains (losses)	553,536		188,175	129,249

Change in net assets resulting from operations	$603,128		$196,670	$134,698

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$2
Dividend income from non-affiliates	341	29,519
Dividend income from affiliates	1	105

Total investment income	342	29,626

EXPENSES:
Investment advisory fees	100	5,296
Administration fees	15	1,083
Distribution fees:
Class A	20	332
Class C	42	300
Class R2	—	95
Service fees:
Class A	20	332
Class C	14	100
Class I (formerly Select Class)	11	2,350
Class R2	—	48
Class R5	—	57
Custodian and accounting fees	29	64
Professional fees	73	58
Trustees’ and Chief Compliance Officer’s fees	25	28
Printing and mailing costs	17	180
Registration and filing fees	50	94
Transfer agency fees (See Note 2.D.)	3	135
Sub-transfer agency fees (See Note 2.D.)	8	1,488
Other	5	32

Total expenses	432	12,072

Less fees waived	(154)	(2,925)
Less expense reimbursements	(65)	(82)

Net expenses	213	9,065

Net investment income (loss)	129	20,561

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,415	151,147
Futures	—	3,786

Net realized gain (loss)	2,415	154,933

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	662	22,604
Futures	—	(885)

Change in net unrealized appreciation/depreciation	662	21,719

Net realized/unrealized gains (losses)	3,077	176,652

Change in net assets resulting from operations	$3,206	$197,213

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,592	$53,527	$8,495	$10,143
Net realized gain (loss)	384,294	91,191	94,266	16,899
Change in net unrealized appreciation/depreciation	169,242	(204,081)	93,909	(34,556)

Change in net assets resulting from operations	603,128	(59,363)	196,670	(7,514)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(398)	(997)	(532)	(645)
From net realized gains	(1,471)	(7,771)	—	—
Class C
From net investment income	(34)	(59)	(40)	(111)
From net realized gains	(311)	(875)	—	—
Class I (formerly Select Class)
From net investment income	(2,317)	(411)	(1,415)	(70)
From net realized gains	(5,697)	(16,260)	—	—
Class R2
From net investment income	(20)	(39)	(27)	(19)
From net realized gains	(104)	(263)	—	—
Class R5
From net investment income	(49)	—	(1,807)	(2,127)
From net realized gains	(100)	(200)	—	—
Class R6 (a)
From net investment income	(49,652)	(47,617)	(5,624)	(6,464)
From net realized gains	(94,209)	(196,504)	—	—

Total distributions to shareholders	(154,362)	(270,996)	(9,445)	(9,436)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(32,461)	287,274	(156,325)	(49,656)

NET ASSETS:
Change in net assets	416,305	(43,085)	30,900	(66,606)
Beginning of period	3,666,552	3,709,637	988,223	1,054,829

End of period	$4,082,857	$3,666,552	$1,019,123	$988,223

Accumulated undistributed (distributions in excess of) net investment income	$23,487	$27,056	$4,113	$5,195

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,449	$8,266	$129	$359
Net realized gain (loss)	67,839	(18,817)	2,415	176
Change in net unrealized appreciation/depreciation	61,410	(2,106)	662	(801)

Change in net assets resulting from operations	134,698	(12,657)	3,206	(266)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,163)	(2,230)	(79)	(166)
From net realized gains	(64)	(27,036)	—	—
Class C
From net investment income	(111)	(410)	(21)	(82)
From net realized gains	(20)	(7,872)	—	—
Class I (formerly Select Class)
From net investment income	(1,250)	(2,298)	(47)	(80)
From net realized gains	(51)	(19,338)	—	—
Class R3 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R4 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R6 (c)
From net investment income	(1,834)	(2,290)	—	—
From net realized gains	(59)	(17,654)	—	—

Total distributions to shareholders	(4,552)	(79,128)	(147)	(328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(205,002)	80,831	(4,054)	(3,007)

NET ASSETS:
Change in net assets	(74,856)	(10,954)	(995)	(3,601)
Beginning of period	964,595	975,549	19,039	22,640

End of period	$889,739	$964,595	$18,044	$19,039

Accumulated undistributed (distributions in excess of) net investment income	$1,455	$1,098	$57	$79

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,561	$30,165
Net realized gain (loss)	154,933	3,533
Change in net unrealized appreciation/depreciation	21,719	(156,331)

Change in net assets resulting from operations	197,213	(122,633)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,822)	(3,919)
From net realized gains	(976)	(12,129)
Class C
From net investment income	(427)	(481)
From net realized gains	(328)	(2,317)
Class I (formerly Select Class)
From net investment income	(14,704)	(20,675)
From net realized gains	(6,865)	(58,980)
Class R2
From net investment income	(251)	(209)
From net realized gains	(158)	(725)
Class R5
From net investment income	(1,707)	(1,649)
From net realized gains	(727)	(4,135)
Class R6
From net investment income	(1,965)	(1,457)
From net realized gains	(845)	(3,575)

Total distributions to shareholders	(30,775)	(110,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(630,829)	142,336

NET ASSETS:
Change in net assets	(464,391)	(90,548)
Beginning of period	1,697,235	1,787,783

End of period	$1,232,844	$1,697,235

Accumulated undistributed (distributions in excess of) net investment income	$985	$1,489

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,999	$43,942	$27,666	$29,744
Distributions reinvested	1,826	8,675	357	464
Cost of shares redeemed	(21,894)	(162,708)	(45,136)	(44,544)

Change in net assets resulting from Class A capital transactions	$(14,069)	$(110,091)	$(17,113)	$(14,336)

Class C
Proceeds from shares issued	$430	$1,939	$4,411	$10,146
Distributions reinvested	319	840	29	81
Cost of shares redeemed	(4,382)	(3,804)	(18,954)	(9,970)

Change in net assets resulting from Class C capital transactions	$(3,633)	$(1,025)	$(14,514)	$257

Class I (formerly Select Class)
Proceeds from shares issued	$34,005	$122,319	$46,031	$78,959
Distributions reinvested	1,830	3,411	1,050	46
Cost of shares redeemed	(93,190)	(1,375,409)	(46,388)	(650,874)

Change in net assets resulting from Class I capital transactions	$(57,355)	$(1,249,679)	$693	$(571,869)

Class R2
Proceeds from shares issued	$786	$3,181	$1,831	$3,918
Distributions reinvested	61	206	6	7
Cost of shares redeemed	(2,478)	(1,407)	(1,672)	(949)

Change in net assets resulting from Class R2 capital transactions	$(1,631)	$1,980	$165	$2,976

Class R5
Proceeds from shares issued	$1,408	$147,210	$26,918	$54,598
Distributions reinvested	80	98	1,528	1,858
Cost of shares redeemed	(1,205)	(2,206,178)	(75,964)	(38,491)

Change in net assets resulting from Class R5 capital transactions	$283	$(2,058,870)	$(47,518)	$17,965

Class R6 (a)
Proceeds from shares issued	$168,666	$3,744,275	$17,417	$605,936
Distributions reinvested	143,577	244,121	5,624	6,464
Cost of shares redeemed	(268,299)	(283,437)	(101,079)	(97,049)

Change in net assets resulting from Class R6 capital transactions	$43,944	$3,704,959	$(78,038)	$515,351

Total change in net assets resulting from capital transactions	$(32,461)	$287,274	$(156,325)	$(49,656)

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	163	1,229	630	737
Reinvested	49	249	8	12
Redeemed	(586)	(4,667)	(1,016)	(1,106)

Change in Class A Shares	(374)	(3,189)	(378)	(357)

Class C
Issued	11	56	101	257
Reinvested	9	24	1	2
Redeemed	(120)	(110)	(434)	(255)

Change in Class C Shares	(100)	(30)	(332)	4

Class I (formerly Select Class)
Issued	897	3,461	1,020	1,966
Reinvested	48	97	24	1
Redeemed	(2,482)	(35,374)	(1,023)	(15,436)

Change in Class I Shares	(1,537)	(31,816)	21	(13,469)

Class R2
Issued	21	91	43	100
Reinvested	2	6	— (a)	— (a)
Redeemed	(69)	(40)	(38)	(24)

Change in Class R2 Shares	(46)	57	5	76

Class R5
Issued	37	3,900	602	1,371
Reinvested	2	3	35	46
Redeemed	(32)	(56,255)	(1,762)	(959)

Change in Class R5 Shares	7	(52,352)	(1,125)	458

Class R6 (b)
Issued	4,471	96,721	367	14,369
Reinvested	3,844	6,953	129	160
Redeemed	(7,129)	(8,292)	(2,190)	(2,476)

Change in Class R6 Shares	1,186	95,382	(1,694)	12,053

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$81,290	$115,229	$997	$1,458
Distributions reinvested	1,110	26,642	79	166
Cost of shares redeemed	(131,036)	(168,582)	(3,288)	(3,513)

Change in net assets resulting from Class A capital transactions	$(48,636)	$(26,711)	$(2,212)	$(1,889)

Class C
Proceeds from shares issued	$14,601	$27,150	$287	$513
Distributions reinvested	103	7,265	21	77
Cost of shares redeemed	(33,172)	(22,253)	(2,328)	(1,144)

Change in net assets resulting from Class C capital transactions	$(18,468)	$12,162	$(2,020)	$(554)

Class I (formerly Select Class)
Proceeds from shares issued	$143,668	$146,281	$1,296	$391
Distributions reinvested	1,101	17,565	31	50
Cost of shares redeemed	(130,084)	(384,961)	(1,149)	(1,005)

Change in net assets resulting from Class I capital transactions	$14,685	$(221,115)	$178	$(564)

Class R3 (a)
Proceeds from shares issued	$9,663	$—	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(869)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$8,794	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R6 (c)
Proceeds from shares issued	$12,224	$296,563	$—	$—
Distributions reinvested	1,889	19,944	—	—
Cost of shares redeemed	(175,510)	(12)	—	—

Change in net assets resulting from Class R6 capital transactions	$(161,397)	$316,495	$—	$—

Total change in net assets resulting from capital transactions	$(205,002)	$80,831	$(4,054)	$(3,007)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	3,903	5,728	27	45
Reinvested	53	1,439	2	5
Redeemed	(6,167)	(8,481)	(91)	(107)

Change in Class A Shares	(2,211)	(1,314)	(62)	(57)

Class C
Issued	814	1,614	8	16
Reinvested	6	457	1	2
Redeemed	(1,823)	(1,316)	(66)	(36)

Change in Class C Shares	(1,003)	755	(57)	(18)

Class I (formerly Select Class)
Issued	6,474	7,038	34	11
Reinvested	50	904	1	2
Redeemed	(5,834)	(17,691)	(32)	(30)

Change in Class I Shares	690	(9,749)	3	(17)

Class R3 (a)
Issued	441	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	(40)	—	—	—

Change in Class R3 Shares	401	—	—	—

Class R4 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R6 (c)
Issued	548	13,904	—	—
Reinvested	87	1,028	—	—
Redeemed	(7,657)	(1)	—	—

Change in Class R6 Shares	(7,022)	14,931	—	—

(a)	Commencement of offering of class of shares effective September 9, 2016, for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015, for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,073	$166,519
Distributions reinvested	2,584	15,365
Cost of shares redeemed	(186,659)	(80,574)

Change in net assets resulting from Class A capital transactions	$(164,002)	$101,310

Class C
Proceeds from shares issued	$1,926	$6,903
Distributions reinvested	698	2,515
Cost of shares redeemed	(14,665)	(13,246)

Change in net assets resulting from Class C capital transactions	$(12,041)	$(3,828)

Class I (formerly Select Class)
Proceeds from shares issued	$206,583	$308,972
Distributions reinvested	19,832	73,614
Cost of shares redeemed	(678,570)	(411,786)

Change in net assets resulting from Class I capital transactions	$(452,155)	$(29,200)

Class R2
Proceeds from shares issued	$6,817	$11,058
Distributions reinvested	347	803
Cost of shares redeemed	(7,671)	(6,453)

Change in net assets resulting from Class R2 capital transactions	$(507)	$5,408

Class R5
Proceeds from shares issued	$14,877	$28,926
Distributions reinvested	2,434	5,784
Cost of shares redeemed	(28,444)	(21,596)

Change in net assets resulting from Class R5 capital transactions	$(11,133)	$13,114

Class R6
Proceeds from shares issued	$34,643	$71,117
Distributions reinvested	2,810	5,032
Cost of shares redeemed	(28,444)	(20,617)

Change in net assets resulting from Class R6 capital transactions	$9,009	$55,532

Total change in net assets resulting from capital transactions	$(630,829)	$142,336

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	602	4,888
Reinvested	76	492
Redeemed	(5,697)	(2,519)

Change in Class A Shares	(5,019)	2,861

Class C
Issued	57	214
Reinvested	21	82
Redeemed	(440)	(424)

Change in Class C Shares	(362)	(128)

Class I (formerly Select Class)
Issued	6,068	9,586
Reinvested	576	2,349
Redeemed	(20,858)	(12,663)

Change in Class I Shares	(14,214)	(728)

Class R2
Issued	203	348
Reinvested	10	26
Redeemed	(226)	(204)

Change in Class R2 Shares	(13)	170

Class R5
Issued	438	885
Reinvested	71	184
Redeemed	(826)	(681)

Change in Class R5 Shares	(317)	388

Class R6
Issued	1,044	2,159
Reinvested	81	160
Redeemed	(837)	(661)

Change in Class R6 Shares	288	1,658

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2017	$34.75	$0.28	$5.30	$5.58	$(0.27)	$(1.00)	$(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)

Class C
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)

Class I (formerly Select Class)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)

Class R2
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)

Class R5
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)

Class R6
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.06	16.27%	$49,774	1.03%	0.76%	1.08%	95%
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68

38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68

39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68

38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68

39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68

39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2017	$40.37	$0.22		$8.27	$8.49	$(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)

Class C
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)

Class I (formerly Select Class)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)

Class R2
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)

Class R5
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)

Class R6
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(g)	Amount rounds to less than 0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.60	21.12%	$90,633	0.92%	0.50%		1.20%	68%
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67

47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67

49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67

47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67

48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67

48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2017	$19.48	$0.08		$2.62	$2.70	$(0.07)	$— (f)	$(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(h)	3.80	3.93	(0.13)	—	(0.13)

Class C
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(h)	3.41	3.43	(0.04)	—	(0.04)

Class I (formerly Select Class)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(h)	3.93	4.11	(0.17)	—	(0.17)

Class R3
September 9, 2016 (i) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
September 9, 2016 (i) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (i) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than 0.005.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Class I Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.11	13.91%	$304,927	1.14%	0.40%		1.38%	70%
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52

18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52

23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52

22.08	11.07	8,854	1.15	0.64		1.34	70

23.20	11.30	22	0.90	0.67		1.11	70

23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Sustainable Equity Fund
Class A
Year Ended June 30, 2017	$33.20	$0.29		$6.20		$6.49	$(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(e)	4.44		4.65	(0.24)

Class C
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(e)	4.37		4.47	(0.14)

Class I (formerly Select Class)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(e)	4.45		4.73	(0.29)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$39.35	19.64%	$7,943	1.08%	0.80%		2.29%	53%
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(e)	2.40	82

38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(e)	2.91	82

39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(e)	2.16	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2017	$31.20	$0.47	$4.66	$5.13	$(0.52)	$(0.27)	$(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)

Class I (formerly Select Class)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)

Class R2
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)

Class R5
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)

Class R6
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$35.54	16.55%	$95,891	0.83%	1.41%	1.16%	81%
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48

35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48

35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48

35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48

35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48

35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class I*, Class R3**, Class R4** and Class R6	JPM II	Diversified
Intrepid Sustainable Equity Fund^	Class A, Class C and Class I*	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Intrepid Mid Cap Fund.
^	Effective March 31, 2017, Intrepid Advantage Fund changed its name to Intrepid Sustainable Equity Fund.

The investment objective of both the Intrepid Sustainable Equity Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,102,767	$—	$—	$4,102,767

Depreciation in Other Financial Instruments
Futures Contracts	$(47)	$—	$—	$(47)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,024,642	$—	$—	$1,024,642

Depreciation in Other Financial Instruments
Futures Contracts	$(72)	$—	$—	$(72)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$892,203	$—	$12	$892,215

Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,060	$—	$—	$18,060

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,235,777	$—	$—	$1,235,777

Depreciation in Other Financial Instruments
Futures Contracts	$(48)	$—	$—	$(48)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$69,844	$20,475	$17,637	$23,496
Ending Notional Balance Long	18,157	22,756	3,318	12,589

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Class R3		Class R4		Class R5	Class R6	Total
Intrepid America Fund
Transfer agency fees	$6	$2	$3	$—	(a)	n/a		n/a		—	$25	$36
Sub-transfer agency fees	40	8	50	6		n/a		n/a		$3	—	107
Intrepid Growth Fund
Transfer agency fees	14	2	5	1		n/a		n/a		2	3	27
Sub-transfer agency fees	67	27	57	16		n/a		n/a		98	—	265
Intrepid Mid Cap Fund
Transfer agency fees	49	7	12	n/a		$2		$—	(a)	n/a	1	71
Sub-transfer agency fees	334	85	255	n/a		—	(a)	—		n/a	n/a	674
Intrepid Sustainable Equity Fund
Transfer agency fees	1	1	1	n/a		n/a		n/a		n/a	n/a	3
Sub-transfer agency fees	4	3	1	n/a		n/a		n/a		n/a	n/a	8
Intrepid Value Fund
Transfer agency fees	80	3	12	36		n/a		n/a		2	2	135
Sub-transfer agency fees	120	28	1,288	26		n/a		n/a		26	—	1,488

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid America Fund	$—	$(691)	$691
Intrepid Growth Fund	—	(132)	132
Intrepid Mid Cap Fund	—	(734)	734
Intrepid Sustainable Equity Fund	—	(4)	4
Intrepid Value Fund	12,500	(189)	(12,311)

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund *	0.50
Intrepid Value Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee for Intrepid Sustainable Equity Fund was 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$2	$—	(a)
Intrepid Growth Fund	13	1
Intrepid Mid Cap Fund	23	2
Intrepid Sustainable Equity Fund	2	—	(a)
Intrepid Value Fund	5	1

(a)	Amount rounds to less than 500.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10	%*
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10	*
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10	*

*	Prior to April 3, 2017, the service fees for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2**	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund	1.04%	1.54%	0.80	1.30%	n/a	n/a	0.60%	0.55%
Intrepid Growth Fund	0.93	1.42	0.68	1.18	n/a	n/a	0.48	0.43
Intrepid Mid Cap Fund	1.15	1.79	0.90	n/a	1.15%	0.90%	n/a	0.65
Intrepid Sustainable Equity Fund*	1.05	1.55	0.80	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.68	1.18	n/a	n/a	0.48	0.43

*	Prior to November 1, 2016, the contractual expense limitations for Intrepid Sustainable Equity Fund were 1.15%, 1.65% and 0.90% for Class A, Class C and Class I Shares, respectively.
**	For Class R2 Shares of Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.29%, 1.17% and 1.08% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. The contractual expense percentages in the table above are in place from November 1, 2016 until at least October 31, 2018. During the period November 1, 2016 through June 30, 2017, the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares exceeded 1.29%, 1.17% and 1.08%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fess	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$31	$31	$—	(a)
Intrepid Growth Fund	1,073	715	271	2,059	44
Intrepid Mid Cap Fund	693	461	652	1,806	1
Intrepid Sustainable Equity Fund	100	15	39	154	65
Intrepid Value Fund	699	466	1,717	2,882	82

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2017 were as follows (amounts in thousands):

Intrepid America Fund	$175
Intrepid Growth Fund	34
Intrepid Mid Cap Fund	36
Intrepid Sustainable Equity Fund	—	(a)
Intrepid Value Fund	43

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$3,615,560	$3,711,054
Intrepid Growth Fund	661,401	812,289
Intrepid Mid Cap Fund	675,311	859,467
Intrepid Sustainable Equity Fund	9,609	13,483
Intrepid Value Fund	1,048,631	1,662,182

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,448,102	$771,505	$116,840	$654,665
Intrepid Growth Fund	752,020	281,960	9,338	272,622
Intrepid Mid Cap Fund	713,900	202,390	24,075	178,315
Intrepid Sustainable Equity Fund	13,669	4,712	321	4,391
Intrepid Value Fund	1,043,858	222,585	30,666	191,919

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Intrepid America Fund	$52,470	$101,892	$154,362
Intrepid Growth Fund	9,445	—	9,445
Intrepid Mid Cap Fund	4,358	194	4,552
Intrepid Sustainable Equity Fund	147	—	147
Intrepid Value Fund	20,876	9,899	30,775

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$49,123	$221,873	$270,996
Intrepid Growth Fund	9,436	—	9,436
Intrepid Mid Cap Fund	19,785	59,343	79,128
Intrepid Sustainable Equity Fund	328	—	328
Intrepid Value Fund	34,523	75,728	110,251

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$86,216	$273,616	$654,665
Intrepid Growth Fund	4,149	(52,534)	272,622
Intrepid Mid Cap Fund	1,484	46,307	178,315
Intrepid Sustainable Equity Fund	62	589	4,391
Intrepid Value Fund	1,010	102,775	191,919

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Intrepid Growth Fund	$52,534	$52,534

During the year ended June 30, 2017, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Growth Fund	$69,736
Intrepid Sustainable Equity Fund	1,831

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	2	12.9%	—	—
Intrepid Sustainable Equity Fund	—	—	3	22.7%
Intrepid Value Fund	—	—	5	60.0

As of June 30, 2017, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.5%	63.7%
Intrepid Growth Fund	48.4	—
Intrepid Mid Cap Fund	19.4	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Sustainable Equity Fund (formerly JPMorgan Intrepid Advantage Fund) and JPMorgan Intrepid Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Sustainable Equity Fund (formerly JPMorgan Intrepid Advantage Fund) and JPMorgan Intrepid Value Fund (each a separate series of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,073.70	$5.35	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,071.10	7.91	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I (formerly Select Class)
Actual	1,000.00	1,075.20	3.96	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R2
Actual	1,000.00	1,072.20	6.53	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27
Class R5
Actual	1,000.00	1,076.00	3.04	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,076.60	2.52	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Intrepid Growth Fund
Class A
Actual	1,000.00	1,139.80	4.88	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,137.00	7.47	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class I (formerly Select Class)
Actual	1,000.00	1,141.30	3.61	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,138.30	$6.20	1.17%
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R5
Actual	1,000.00	1,142.20	2.55	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,142.50	2.28	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,058.90	5.87	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,055.90	8.72	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I (formerly Select Class)
Actual	1,000.00	1,060.30	4.60	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R3
Actual	1,000.00	1,059.00	5.87	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	1,060.30	4.60	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,062.10	3.32	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,095.20	5.45	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,092.50	8.04	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I (formerly Select Class)
Actual	1,000.00	1,096.70	4.16	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Intrepid Value Fund
Class A
Actual	1,000.00	1,036.30	4.19	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,033.60	6.71	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I (formerly Select Class)
Actual	1,000.00	1,037.10	3.43	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,034.80	5.70	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Value Fund (continued)
Class R5
Actual	$1,000.00	$1,038.30	$2.43	0.48%
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,038.20	2.17	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Intrepid America Fund	58.98%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Sustainable Equity Fund	100.00
Intrepid Value Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$101,892
Intrepid Mid Cap Fund	194
Intrepid Value Fund	22,399

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$52,470
Intrepid Growth Fund	9,445
Intrepid Mid Cap Fund	4,358
Intrepid Sustainable Equity Fund	147
Intrepid Value Fund	20,876

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	73

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-INT-617

Annual Report

J.P. Morgan Equity Funds

June 30, 2017

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for twelve consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the S&P 500 to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	16.89%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$303,951

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the energy and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Target Corp. and Ross Stores Inc. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of both Target, a discount department store chain, and Ross Stores, a discount apparel and housewares chain, fell amid investor concerns about negative trends among large retailers.

Leading individual contributors to relative performance included the Fund’s short position in General Electric Co. and its overweight positions in United Continental Holdings Inc. and Restaurant Brands International Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on revenue growth and news that investor Warren Buffett had purchased a large stake in the company. Shares of Restaurant

Brands International, an operator of fast food restaurants, fell after the company reported lower-than-expected sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that they believe possess strong management, earnings quality and positive momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	4.7%
2.	Microsoft Corp.	2.9
3.	Bank of America Corp.	2.4
4.	Oracle Corp.	2.0
5.	Gilead Sciences, Inc.	1.8
6.	Boeing Co. (The)	1.7
7.	Walgreens Boots Alliance, Inc.	1.5
8.	DXC Technology Co.	1.5
9.	Alphabet, Inc., Class C	1.5
10.	Halliburton Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hexcel Corp.	3.7%
2.	Dominion Energy, Inc.	3.0
3.	Kansas City Southern	2.5
4.	Ball Corp.	2.3
5.	Ryder System, Inc.	2.3
6.	Tesla, Inc.	2.2
7.	McCormick & Co., Inc. (Non-Voting)	2.2
8.	Tractor Supply Co.	2.1
9.	ViaSat, Inc.	2.1
10.	Xylem, Inc.	2.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	26.6%
Health Care	14.1
Financials	14.0
Consumer Discretionary	12.8
Industrials	11.6
Consumer Staples	8.7
Energy	5.5
Utilities	3.2
Materials	1.7
Others (each less than 1.0%)	1.2
Short-Term Investment	0.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	28.5%
Industrials	18.2
Consumer Discretionary	17.7
Health Care	11.5
Consumer Staples	10.4
Utilities	4.4
Materials	4.1
Financials	3.0
Real Estate	2.0
Telecommunication Services	0.2

*	Percentages indicated are based on total long investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2006
With Sales Charge*		10.47%	11.65%	4.28%
Without Sales Charge		16.61	12.86	4.84
CLASS C SHARES	January 31, 2006
With CDSC**		14.95	12.29	4.31
Without CDSC		15.95	12.29	4.31
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 31, 2006	16.89	13.14	5.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]	21.95%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$9,241,878

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the consumer discretionary and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc., United Continental Holdings Inc. and Morgan Stanley. Shares of UnitedHealth, a health insurer, rose after the company reported earnings and revenue growth and raised its revenue forecast for 2017. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on revenue growth and news that investor Warren Buffett had purchased a large stake in the company. Shares of Morgan Stanley, a financial services company, rose after the company reported better-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Chubb Ltd., Occi-

dental Petroleum Co. and Kimco Realty Corp. Shares of Chubb, a provider of life, property and casualty insurance, fell in the first half of the reporting period amid costs related to Hurricane Matthew. Shares of Occidental Petroleum, an oil and gas producer, fell amid a decline in global oil prices. Shares of Kimco Realty, a real estate investment trust that owns and operates shopping centers, fell amid announcements of store closings by large U.S. retail chains.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 127% to 27%.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc., (United States)	3.0%
2.	UnitedHealth Group, Inc., (United States)	2.8
3.	Microsoft Corp., (United States)	2.6
4.	Citigroup, Inc., (United States)	2.4
5.	Pfizer, Inc., (United States)	2.3
6.	Broadcom Ltd., (United States)	2.1
7.	EOG Resources, Inc., (United States)	2.1
8.	Allergan plc, (United States)	2.1
9.	Occidental Petroleum Corp., (United States)	1.9
10.	Walt Disney Co. (The), (United States)	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Exxon Mobil Corp., (United States)	3.9%
2.	AbbVie, Inc., (United States)	2.5
3.	Clorox Co. (The), (United States)	2.5
4.	Southern Co. (The), (United States)	2.4
5.	ConocoPhillips, (United States)	2.1
6.	Welltower, Inc., (United States)	1.9
7.	Schlumberger Ltd., (United States)	1.9
8.	Omnicom Group, Inc., (United States)	1.8
9.	Raytheon Co., (United States)	1.8
10.	LyondellBasell Industries NV, Class A, (United States)	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	20.3%
Financials	18.4
Health Care	14.6
Consumer Discretionary	13.5
Industrials	11.4
Energy	7.8
Consumer Staples	5.6
Materials	4.1
Utilities	1.9
Real Estate	1.1
Others (each less than 1.0%)	0.9
Short-Term Investment	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	14.0%
Financials	13.7
Energy	12.9
Consumer Staples	11.7
Consumer Discretionary	11.5
Health Care	10.3
Utilities	7.7
Real Estate	7.3
Information Technology	6.9
Materials	4.0

*	Percentages indicated are based on total long investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		15.27%	13.72%	7.44%
Without Sales Charge		21.64	14.96	8.02
CLASS C SHARES	November 1, 2005
With CDSC**		20.01	14.38	7.49
Without CDSC		21.01	14.38	7.49
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 1, 2005	21.95	15.25	8.30
CLASS R2 SHARES	November 3, 2008	21.33	14.67	7.79
CLASS R5 SHARES	May 15, 2006	22.14	15.47	8.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 127.6%
Common Stocks — 126.8%
	Consumer Discretionary — 16.4%
	Automobiles — 0.8%
72	General Motors Co.	2,505

	Hotels, Restaurants & Leisure — 4.2%
39	Dunkin’ Brands Group, Inc.	2,150
29	McDonald’s Corp. (j)	4,426
73	Restaurant Brands International, Inc., (Canada)	4,578
7	Wyndham Worldwide Corp.	683
14	Yum Brands, Inc.	1,025

		12,862

	Household Durables — 0.7%
62	DR Horton, Inc. (j)	2,136

	Internet & Direct Marketing Retail — 2.5%
3	Amazon.com, Inc. (a) (j)	3,146
18	Expedia, Inc. (j)	2,711
12	Netflix, Inc. (a)	1,793

		7,650

	Media — 2.8%
34	CBS Corp. (Non-Voting), Class B (j)	2,156
104	Comcast Corp., Class A (j)	4,055
19	DISH Network Corp., Class A (a) (j)	1,199
11	Time Warner, Inc.	1,115

		8,525

	Specialty Retail — 4.2%
88	Best Buy Co., Inc.	5,039
31	Home Depot, Inc. (The)	4,745
50	Ross Stores, Inc. (j)	2,886

		12,670

	Textiles, Apparel & Luxury Goods — 1.2%
24	Michael Kors Holdings Ltd. (a)	881
23	PVH Corp.	2,576

		3,457

	Total Consumer Discretionary	49,805

	Consumer Staples — 11.1%
	Beverages — 2.3%
44	Molson Coors Brewing Co., Class B	3,825
28	PepsiCo, Inc.	3,222

		7,047

	Food & Staples Retailing — 3.4%
76	Walgreens Boots Alliance, Inc. (j)	5,990
57	Wal-Mart Stores, Inc. (j)	4,344

		10,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.4%
8	Bunge Ltd.	589
33	Conagra Brands, Inc.	1,187
78	Pilgrim’s Pride Corp. (a)	1,708
58	Pinnacle Foods, Inc.	3,422
55	Tyson Foods, Inc., Class A (j)	3,438

		10,344

	Household Products — 0.4%
13	Procter & Gamble Co. (The)	1,124

	Personal Products — 0.8%
30	Edgewell Personal Care Co. (a) (j)	2,313

	Tobacco — 0.8%
35	Altria Group, Inc.	2,606

	Total Consumer Staples	33,768

	Energy — 7.1%
	Energy Equipment & Services — 4.0%
63	Baker Hughes, Inc.	3,429
129	Halliburton Co.	5,518
75	National Oilwell Varco, Inc.	2,467
129	Noble Corp. plc (j)	468
24	Rowan Cos. plc, Class A (a)	250

		12,132

	Oil, Gas & Consumable Fuels — 3.1%
34	Apache Corp. (j)	1,630
198	Denbury Resources, Inc. (a)	302
39	Devon Energy Corp. (j)	1,234
9	EOG Resources, Inc.	788
89	Marathon Oil Corp. (j)	1,058
48	Newfield Exploration Co. (a)	1,355
6	Pioneer Natural Resources Co.	973
30	Valero Energy Corp. (j)	2,010

		9,350

	Total Energy	21,482

	Financials — 17.8%
	Banks — 9.7%
385	Bank of America Corp. (j)	9,335
73	Citigroup, Inc.	4,860
30	Comerica, Inc.	2,227
41	PNC Financial Services Group, Inc. (The) (j)	5,107
39	Popular, Inc., (Puerto Rico)	1,610
200	Regions Financial Corp.	2,921
14	Synovus Financial Corp.	597
41	Wells Fargo & Co.	2,277

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Banks — continued
13	Zions Bancorp	589

		29,523

	Capital Markets — 1.3%
79	Morgan Stanley	3,538
4	MSCI, Inc. (j)	391

		3,929

	Consumer Finance — 2.0%
32	Capital One Financial Corp. (j)	2,636
55	Discover Financial Services	3,405

		6,041

	Insurance — 4.8%
31	Allstate Corp. (The) (j)	2,782
83	American International Group, Inc.	5,208
9	Everest Re Group Ltd.	2,291
37	Lincoln National Corp.	2,487
35	Validus Holdings Ltd. (j)	1,824

		14,592

	Total Financials	54,085

	Health Care — 17.9%
	Biotechnology — 6.0%
32	Amgen, Inc.	5,439
22	Celgene Corp. (a) (j)	2,857
100	Gilead Sciences, Inc. (j)	7,070
37	Neurocrine Biosciences, Inc. (a) (j)	1,679
10	Vertex Pharmaceuticals, Inc. (a) (j)	1,254

		18,299

	Health Care Equipment & Supplies — 2.4%
58	Hologic, Inc. (a)	2,650
5	IDEXX Laboratories, Inc. (a)	791
31	Zimmer Biomet Holdings, Inc. (j)	3,981

		7,422

	Health Care Providers & Services — 7.9%
18	Aetna, Inc. (j)	2,763
15	AmerisourceBergen Corp. (j)	1,427
27	Anthem, Inc. (j)	5,080
30	Cigna Corp. (j)	5,089
35	Express Scripts Holding Co. (a)	2,234
21	Humana, Inc. (j)	5,077
8	UnitedHealth Group, Inc. (j)	1,558
4	WellCare Health Plans, Inc. (a)	736

		23,964

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.6%
20	Allergan plc	4,838

	Total Health Care	54,523

	Industrials — 14.7%
	Aerospace & Defense — 4.4%
33	Boeing Co. (The)	6,526
26	Huntington Ingalls Industries, Inc. (j)	4,840
12	Raytheon Co. (j)	1,936

		13,302

	Airlines — 3.2%
90	Delta Air Lines, Inc. (j)	4,836
12	Southwest Airlines Co.	746
57	United Continental Holdings, Inc. (a)	4,312

		9,894

	Construction & Engineering — 0.6%
33	Jacobs Engineering Group, Inc.	1,768

	Electrical Equipment — 1.1%
20	Rockwell Automation, Inc.	3,304

	Machinery — 3.4%
38	Allison Transmission Holdings, Inc. (j)	1,437
13	Cummins, Inc.	2,028
16	Illinois Tool Works, Inc. (j)	2,306
29	Parker-Hannifin Corp. (j)	4,619

		10,390

	Professional Services — 0.5%
12	ManpowerGroup, Inc.	1,384

	Road & Rail — 0.4%
11	Norfolk Southern Corp.	1,363

	Trading Companies & Distributors — 1.1%
23	United Rentals, Inc. (a)	2,547
15	WESCO International, Inc. (a)	865

		3,412

	Total Industrials	44,817

	Information Technology — 33.9%
	Internet Software & Services — 4.6%
6	Alphabet, Inc., Class C (a) (j)	5,834
148	eBay, Inc. (a) (j)	5,168
32	VeriSign, Inc. (a)	2,984

		13,986

	IT Services — 3.6%
76	DXC Technology Co.	5,835

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — continued
16	Mastercard, Inc., Class A (j)	1,980
33	Visa, Inc., Class A	3,048

		10,863

	Semiconductors & Semiconductor Equipment — 6.7%
76	Applied Materials, Inc.	3,140
9	Lam Research Corp. (j)	1,245
215	Marvell Technology Group Ltd., (Bermuda)	3,550
109	Maxim Integrated Products, Inc. (j)	4,908
70	Micron Technology, Inc. (a)	2,087
100	QUALCOMM, Inc. (j)	5,516

		20,446

	Software — 10.0%
160	Microsoft Corp. (j)	11,060
154	Oracle Corp.	7,742
26	Take-Two Interactive Software, Inc. (a)	1,879
249	TiVo Corp.	4,642
59	VMware, Inc., Class A (a) (j)	5,158

		30,481

	Technology Hardware, Storage & Peripherals — 9.0%
126	Apple, Inc. (j)	18,132
211	Hewlett Packard Enterprise Co.	3,504
122	HP, Inc.	2,126
35	NCR Corp. (a) (j)	1,430
23	Western Digital Corp.	2,055

		27,247

	Total Information Technology	103,023

	Materials — 2.2%
	Chemicals — 0.9%
23	Chemours Co. (The)	872
21	LyondellBasell Industries NV, Class A (j)	1,755

		2,627

	Containers & Packaging — 0.3%
16	Berry Global Group, Inc. (a)	884

	Metals & Mining — 1.0%
89	Steel Dynamics, Inc. (j)	3,187

	Total Materials	6,698

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
56	Hospitality Properties Trust	1,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.6%
36	Verizon Communications, Inc.	1,610

	Wireless Telecommunication Services — 0.5%
93	Sprint Corp. (a)	761
13	T-Mobile US, Inc. (a)	807

		1,568

	Total Telecommunication Services	3,178

	Utilities — 4.1%
	Electric Utilities — 2.3%
41	Edison International (j)	3,198
37	FirstEnergy Corp.	1,082
19	NextEra Energy, Inc.	2,704

		6,984

	Gas Utilities — 1.8%
110	UGI Corp. (j)	5,330

	Total Utilities	12,314

	Total Common Stocks (Cost $309,456)	385,334

Short-Term Investment — 0.8%
	Investment Company — 0.8%
2,454	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $2,454)	2,454

	Total Investments — 127.6% (Cost $311,910)	387,788
	Liabilities in Excess of Other Assets — (27.6)%	(83,837)

	NET ASSETS — 100.0%	$303,951

Short Positions — 27.8%
Common Stocks — 27.8%
	Consumer Discretionary — 4.9%
	Automobiles — 0.6%
5	Tesla, Inc. (a)	1,844

	Distributors — 0.5%
49	LKQ Corp. (a)	1,611

	Diversified Consumer Services — 0.6%
10	Bright Horizons Family Solutions, Inc. (a)	764
29	ServiceMaster Global Holdings, Inc. (a)	1,121

		1,885

	Hotels, Restaurants & Leisure — 0.4%
14	Starbucks Corp.	822
3	Wynn Resorts Ltd.	416

		1,238

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Internet & Direct Marketing Retail — 0.4%
27	TripAdvisor, Inc. (a)	1,047

	Leisure Products — 0.3%
40	Mattel, Inc.	855

	Media — 0.4%
95	News Corp., Class A	1,297

	Specialty Retail — 1.1%
2	AutoZone, Inc. (a)	1,027
10	Signet Jewelers Ltd.	601
33	Tractor Supply Co.	1,794

		3,422

	Textiles, Apparel & Luxury Goods — 0.6%
35	Under Armour, Inc., Class A (a)	762
17	VF Corp.	973

		1,735

	Total Consumer Discretionary	14,934

	Consumer Staples — 2.9%
	Beverages — 0.4%
27	Brown-Forman Corp., Class B	1,288

	Food & Staples Retailing — 0.3%
10	Casey’s General Stores, Inc.	1,050

	Food Products — 1.2%
16	General Mills, Inc.	892
12	Kellogg Co.	841
19	McCormick & Co., Inc. (Non-Voting)	1,833

		3,566

	Household Products — 0.4%
9	Clorox Co. (The)	1,186

	Personal Products — 0.6%
89	Coty, Inc., Class A	1,671

	Total Consumer Staples	8,761

	Financials — 0.8%
	Capital Markets — 0.3%
34	Federated Investors, Inc., Class B	946

	Insurance — 0.5%
22	Cincinnati Financial Corp.	1,565

	Total Financials	2,511

	Health Care — 3.2%
	Health Care Equipment & Supplies — 0.4%
10	DENTSPLY SIRONA, Inc.	636

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
10	DexCom, Inc. (a)	702

		1,338

	Health Care Providers & Services — 1.5%
26	Acadia Healthcare Co., Inc. (a)	1,289
12	Cardinal Health, Inc.	935
17	Envision Healthcare Corp. (a)	1,071
20	Patterson Cos., Inc.	948
18	Tenet Healthcare Corp. (a)	340

		4,583

	Health Care Technology — 0.8%
5	athenahealth, Inc. (a)	759
23	Cerner Corp. (a)	1,536

		2,295

	Pharmaceuticals — 0.5%
24	Zoetis, Inc.	1,497

	Total Health Care	9,713

	Industrials — 5.0%
	Aerospace & Defense — 1.0%
59	Hexcel Corp.	3,103

	Building Products — 0.5%
36	Johnson Controls International plc	1,552

	Commercial Services & Supplies — 0.2%
51	Covanta Holding Corp.	671

	Electrical Equipment — 0.2%
3	Acuity Brands, Inc.	549

	Machinery — 1.1%
36	Flowserve Corp.	1,658
31	Xylem, Inc.	1,740

		3,398

	Professional Services — 0.3%
10	Verisk Analytics, Inc. (a)	869

	Road & Rail — 1.3%
20	Kansas City Southern	2,083
27	Ryder System, Inc.	1,943

		4,026

	Trading Companies & Distributors — 0.4%
27	Fastenal Co.	1,155

	Total Industrials	15,323

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Information Technology — 7.9%
	Communications Equipment — 0.9%
24	CommScope Holding Co., Inc. (a)	924
27	ViaSat, Inc. (a)	1,754

		2,678

	Electronic Equipment, Instruments & Components — 1.9%
12	Amphenol Corp., Class A	864
30	Avnet, Inc.	1,170
90	Fitbit, Inc., Class A (a)	475
8	IPG Photonics Corp. (a)	1,103
31	National Instruments Corp.	1,257
60	VeriFone Systems, Inc. (a)	1,077

		5,946

	Internet Software & Services — 0.2%
14	Zillow Group, Inc., Class A (a)	679

	IT Services — 1.0%
6	Cognizant Technology Solutions Corp., Class A	418
28	Paychex, Inc.	1,612
46	Sabre Corp.	993

		3,023

	Semiconductors & Semiconductor Equipment — 1.9%
19	Analog Devices, Inc.	1,447
4	Broadcom Ltd.	932
28	Cavium, Inc. (a)	1,715
21	Microchip Technology, Inc.	1,598

		5,692

	Software — 2.0%
14	Guidewire Software, Inc. (a)	948
8	Intuit, Inc.	1,023
15	salesforce.com, Inc. (a)	1,290
10	Splunk, Inc. (a)	552
7	Tableau Software, Inc., Class A (a)	417
6	Tyler Technologies, Inc. (a)	1,089
3	Ultimate Software Group, Inc. (The) (a)	693

		6,012

	Total Information Technology	24,030

	Materials — 1.2%
	Containers & Packaging — 0.7%
47	Ball Corp.	1,971

	Metals & Mining — 0.5%
23	Compass Minerals International, Inc.	1,502

	Total Materials	3,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 0.6%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
13	Federal Realty Investment Trust	1,656

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
153	Frontier Communications Corp.	177

	Utilities — 1.2%
	Electric Utilities — 0.4%
26	Southern Co. (The)	1,245

	Multi-Utilities — 0.8%
33	Dominion Energy, Inc.	2,490

	Total Utilities	3,735

	Total Securities Sold Short (Proceeds $82,089)	$84,313

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 126.1%
Common Stocks — 125.6%
	Consumer Discretionary — 17.0%
	Auto Components — 0.6%
678	Delphi Automotive plc (j)	59,445

	Automobiles — 0.7%
3,446	Ford Motor Co.	38,560
616	General Motors Co. (j)	21,514

		60,074

	Hotels, Restaurants & Leisure — 1.7%
546	Royal Caribbean Cruises Ltd.	59,593
1,746	Starbucks Corp. (j)	101,794

		161,387

	Household Durables — 0.4%
134	Mohawk Industries, Inc. (a) (j)	32,373
85	PulteGroup, Inc.	2,076
29	Toll Brothers, Inc.	1,158

		35,607

	Internet & Direct Marketing Retail — 1.9%
179	Amazon.com, Inc. (a) (j)	173,526

	Leisure Products — 0.1%
223	Mattel, Inc.	4,796

	Media — 7.1%
409	Charter Communications, Inc., Class A (a)	137,761
2,862	Comcast Corp., Class A	111,376
1,357	DISH Network Corp., Class A (a)	85,165
2,752	Twenty-First Century Fox, Inc., Class A	77,981
1,139	Twenty-First Century Fox, Inc., Class B (j)	31,742
2,008	Walt Disney Co. (The)	213,352

		657,377

	Multiline Retail — 0.1%
430	Macy’s, Inc.	9,996

	Specialty Retail — 4.0%
37	AutoZone, Inc. (a) (j)	21,350
531	Home Depot, Inc. (The) (j)	81,496
1,194	Lowe’s Cos., Inc. (j)	92,571
460	O’Reilly Automotive, Inc. (a) (j)	100,692
1,043	TJX Cos., Inc. (The) (j)	75,255

		371,364

	Textiles, Apparel & Luxury Goods — 0.4%
591	NIKE, Inc., Class B (j)	34,882

	Total Consumer Discretionary	1,568,454

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.0%
	Beverages — 2.4%
1,050	Molson Coors Brewing Co., Class B (j)	90,620
1,148	PepsiCo, Inc.	132,562

		223,182

	Food & Staples Retailing — 1.3%
1,549	Walgreens Boots Alliance, Inc. (j)	121,288

	Food Products — 1.4%
43	Kraft Heinz Co. (The) (j)	3,697
2,981	Mondelez International, Inc., Class A (j)	128,746

		132,443

	Household Products — 0.1%
46	Colgate-Palmolive Co. (j)	3,416

	Personal Products — 0.2%
226	Estee Lauder Cos., Inc. (The), Class A (j)	21,703

	Tobacco — 1.6%
1,277	Philip Morris International, Inc.	149,957

	Total Consumer Staples	651,989

	Energy — 9.9%
	Oil, Gas & Consumable Fuels — 9.9%
384	Cabot Oil & Gas Corp. (j)	9,642
855	Concho Resources, Inc. (a) (j)	103,895
683	Diamondback Energy, Inc. (a)	60,658
2,669	EOG Resources, Inc. (j)	241,593
1,125	EQT Corp.	65,933
236	Kinder Morgan, Inc. (j)	4,529
3,666	Occidental Petroleum Corp.	219,489
327	Parsley Energy, Inc., Class A (a)	9,068
953	Pioneer Natural Resources Co. (j)	152,061
168	Plains GP Holdings LP, Class A	4,407
877	TransCanada Corp., (Canada)	41,786

	Total Energy	913,061

	Financials — 23.1%
	Banks — 10.2%
7,165	Bank of America Corp. (j)	173,819
4,122	Citigroup, Inc.	275,698
660	First Republic Bank	66,094
164	Huntington Bancshares, Inc.	2,214
4,823	KeyCorp (j)	90,375
345	PNC Financial Services Group, Inc. (The) (j)	43,118
2,949	Regions Financial Corp.	43,167
171	SunTrust Banks, Inc.	9,672
299	SVB Financial Group (a) (j)	52,573

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Banks — continued
3,338	Wells Fargo & Co. (j)	184,978

		941,708

	Capital Markets — 5.3%
279	Ameriprise Financial, Inc.	35,520
861	Bank of New York Mellon Corp. (The) (j)	43,941
52	BlackRock, Inc. (j)	21,931
1,946	Charles Schwab Corp. (The) (j)	83,579
61	Goldman Sachs Group, Inc. (The) (j)	13,436
1,729	Intercontinental Exchange, Inc. (j)	113,955
3,931	Morgan Stanley (j)	175,184

		487,546

	Consumer Finance — 1.2%
1,272	Capital One Financial Corp.	105,120
270	Synchrony Financial	8,062

		113,182

	Diversified Financial Services — 0.3%
841	Voya Financial, Inc.	31,042

	Insurance — 6.1%
1,967	American International Group, Inc.	122,955
397	Arthur J Gallagher & Co. (j)	22,723
1,424	Chubb Ltd. (j)	207,039
2,441	Hartford Financial Services Group, Inc. (The) (j)	128,298
395	Lincoln National Corp.	26,663
763	MetLife, Inc.	41,895
173	Validus Holdings Ltd.	9,007
170	XL Group Ltd., (Bermuda)	7,453

		566,033

	Total Financials	2,139,511

	Health Care — 18.5%
	Biotechnology — 2.0%
126	Biogen, Inc. (a)	34,220
13	BioMarin Pharmaceutical, Inc. (a)	1,141
643	Celgene Corp. (a) (j)	83,478
284	Gilead Sciences, Inc.	20,075
382	Vertex Pharmaceuticals, Inc. (a) (j)	49,204

		188,118

	Health Care Equipment & Supplies — 2.5%
6,297	Boston Scientific Corp. (a) (j)	174,563
453	Zimmer Biomet Holdings, Inc. (j)	58,189

		232,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 4.3%
60	Aetna, Inc.	9,093
177	Cigna Corp.	29,624
116	Humana, Inc.	27,947
18	McKesson Corp. (j)	3,032
1,747	UnitedHealth Group, Inc. (j)	323,995

		393,691

	Life Sciences Tools & Services — 1.3%
1,992	Agilent Technologies, Inc. (j)	118,137

	Pharmaceuticals — 8.4%
989	Allergan plc (j)	240,470
1,400	Bristol-Myers Squibb Co. (j)	78,006
1,376	Eli Lilly & Co.	113,254
1,231	Merck & Co., Inc. (j)	78,892
7,819	Pfizer, Inc. (j)	262,643

		773,265

	Total Health Care	1,705,963

	Industrials — 14.4%
	Aerospace & Defense — 2.2%
431	General Dynamics Corp.	85,461
55	L3 Technologies, Inc. (j)	9,204
419	Northrop Grumman Corp. (j)	107,480

		202,145

	Air Freight & Logistics — 0.1%
47	FedEx Corp.	10,221

	Airlines — 1.8%
1,320	Delta Air Lines, Inc.	70,956
1,286	United Continental Holdings, Inc. (a)	96,759

		167,715

	Building Products — 1.1%
553	Allegion plc (j)	44,846
213	Johnson Controls International plc	9,245
1,294	Masco Corp. (j)	49,461

		103,552

	Commercial Services & Supplies — 0.5%
711	Waste Connections, Inc., (Canada)	45,824

	Electrical Equipment — 0.2%
202	Eaton Corp. plc	15,702

	Industrial Conglomerates — 3.2%
4,710	General Electric Co. (j)	127,216
1,224	Honeywell International, Inc. (j)	163,189

		290,405

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Machinery — 3.0%
1,308	Ingersoll-Rand plc (j)	119,557
205	PACCAR, Inc.	13,506
1,020	Stanley Black & Decker, Inc.	143,489

		276,552

	Road & Rail — 2.1%
388	Canadian Pacific Railway Ltd., (Canada)	62,428
496	Norfolk Southern Corp. (j)	60,374
683	Union Pacific Corp. (j)	74,367

		197,169

	Trading Companies & Distributors — 0.2%
139	AerCap Holdings NV, (Ireland) (a)	6,460
395	HD Supply Holdings, Inc. (a)	12,112

		18,572

	Total Industrials	1,327,857

	Information Technology — 25.7%
	Internet Software & Services — 6.2%
185	Alphabet, Inc., Class A (a)	171,983
224	Alphabet, Inc., Class C (a) (j)	203,177
1,320	Facebook, Inc., Class A (a) (j)	199,343

		574,503

	IT Services — 4.6%
917	Accenture plc, Class A (j)	113,374
893	Fidelity National Information Services, Inc.	76,269
88	Global Payments, Inc.	7,925
448	Mastercard, Inc., Class A	54,427
1,071	Visa, Inc., Class A	100,408
674	WEX, Inc. (a)	70,278

		422,681

	Semiconductors & Semiconductor Equipment — 6.1%
608	Analog Devices, Inc.	47,271
1,041	Broadcom Ltd. (j)	242,494
43	KLA-Tencor Corp.	3,920
377	Maxim Integrated Products, Inc.	16,920
977	Microchip Technology, Inc. (j)	75,389
393	Micron Technology, Inc. (a)	11,745
238	NVIDIA Corp.	34,363
448	ON Semiconductor Corp. (a)	6,284
1,657	Texas Instruments, Inc. (j)	127,436

		565,822

	Software — 4.6%
644	Adobe Systems, Inc. (a) (j)	91,128

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
4,337	Microsoft Corp. (j)	298,962
302	Workday, Inc., Class A (a)	29,268

		419,358

	Technology Hardware, Storage & Peripherals — 4.2%
2,467	Apple, Inc.	355,317
2,103	Hewlett Packard Enterprise Co. (j)	34,883

		390,200

	Total Information Technology	2,372,564

	Materials — 5.2%
	Chemicals — 3.5%
750	Celanese Corp., Series A	71,168
842	Dow Chemical Co. (The)	53,077
537	Eastman Chemical Co. (j)	45,142
1,973	EI du Pont de Nemours & Co. (j)	159,216

		328,603

	Construction Materials — 0.7%
99	Martin Marietta Materials, Inc.	22,043
345	Vulcan Materials Co. (j)	43,651

		65,694

	Containers & Packaging — 0.5%
749	WestRock Co. (j)	42,445

	Metals & Mining — 0.5%
1,332	Alcoa Corp.	43,505

	Total Materials	480,247

	Real Estate — 1.4%
	Equity Real Estate Investment Trusts (REITs) — 1.4%
122	AvalonBay Communities, Inc. (j)	23,437
501	Brixmor Property Group, Inc.	8,961
73	Federal Realty Investment Trust	9,188
584	HCP, Inc.	18,675
184	Omega Healthcare Investors, Inc.	6,068
139	Public Storage (j)	29,065
157	SBA Communications Corp. (a) (j)	21,144
171	Vornado Realty Trust	16,086

	Total Real Estate	132,624

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.8%
1,090	AT&T, Inc. (j)	41,136
751	Verizon Communications, Inc. (j)	33,519

		74,655

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Wireless Telecommunication Services — 0.3%
410	T-Mobile US, Inc. (a) (j)	24,854

	Total Telecommunication Services	99,509

	Utilities — 2.3%
	Electric Utilities — 1.3%
219	Duke Energy Corp.	18,267
558	NextEra Energy, Inc. (j)	78,164
63	PG&E Corp. (j)	4,190
512	Xcel Energy, Inc.	23,470

		124,091

	Multi-Utilities — 1.0%
596	CMS Energy Corp.	27,582
2,543	NiSource, Inc. (j)	64,495

		92,077

	Total Utilities	216,168

	Total Common Stocks (Cost $8,281,651)	11,607,947

Short-Term Investment — 0.5%
	Investment Company — 0.5%
49,932	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $49,932)	49,932

	Total Investments — 126.1% (Cost $8,331,583)	11,657,879
	Liabilities in Excess of Other Assets — (26.1)%	(2,416,001)

	NET ASSETS — 100.0%	$9,241,878

Short Positions — 27.3%
Common Stocks — 27.3%
	Consumer Discretionary — 3.1%
	Hotels, Restaurants & Leisure — 0.3%
25	Chipotle Mexican Grill, Inc. (a)	10,534
66	Darden Restaurants, Inc.	6,002
104	Marriott International, Inc., Class A	10,454

		26,990

	Leisure Products — 0.3%
234	Hasbro, Inc.	26,112

	Media — 1.2%
97	CBS Corp. (Non-Voting), Class B	6,195
492	Discovery Communications, Inc., Class A (a)	12,709
957	Interpublic Group of Cos., Inc. (The)	23,541
558	Omnicom Group, Inc.	46,244

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
406	Scripps Networks Interactive, Inc., Class A	27,754

		116,443

	Multiline Retail — 0.7%
588	Kohl’s Corp.	22,726
54	Nordstrom, Inc.	2,560
738	Target Corp.	38,565

		63,851

	Specialty Retail — 0.3%
906	Bed Bath & Beyond, Inc.	27,556

	Textiles, Apparel & Luxury Goods — 0.3%
106	Carter’s, Inc.	9,414
268	Ralph Lauren Corp.	19,782

		29,196

	Total Consumer Discretionary	290,148

	Consumer Staples — 3.2%
	Food & Staples Retailing — 1.2%
72	Costco Wholesale Corp.	11,564
506	CVS Health Corp.	40,736
690	Sysco Corp.	34,705
347	Wal-Mart Stores, Inc.	26,287

		113,292

	Food Products — 0.6%
80	Campbell Soup Co.	4,164
174	Conagra Brands, Inc.	6,217
578	General Mills, Inc.	32,030
176	Kellogg Co.	12,217

		54,628

	Household Products — 1.0%
602	Church & Dwight Co., Inc.	31,224
468	Clorox Co. (The)	62,300

		93,524

	Personal Products — 0.2%
883	Coty, Inc., Class A	16,572

	Tobacco — 0.2%
254	Altria Group, Inc.	18,918

	Total Consumer Staples	296,934

	Energy — 3.5%
	Energy Equipment & Services — 1.1%
529	Halliburton Co.	22,574
404	Helmerich & Payne, Inc.	21,972

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy Equipment & Services — continued
461	National Oilwell Varco, Inc.	15,188
722	Schlumberger Ltd.	47,560

		107,294

	Oil, Gas & Consumable Fuels — 2.4%
1,189	ConocoPhillips	52,258
1,118	Enbridge, Inc., (Canada)	44,502
1,227	Exxon Mobil Corp.	99,091
29	HollyFrontier Corp.	789
658	Marathon Oil Corp.	7,794
250	Murphy Oil Corp.	6,396
290	Noble Energy, Inc.	8,197

		219,027

	Total Energy	326,321

	Financials — 3.8%
	Banks — 1.9%
509	Citizens Financial Group, Inc.	18,144
1,151	Fifth Third Bancorp	29,889
946	Fulton Financial Corp.	17,966
167	M&T Bank Corp.	27,106
1,355	People’s United Financial, Inc.	23,927
629	US Bancorp	32,646
361	Webster Financial Corp.	18,869

		168,547

	Capital Markets — 0.9%
123	CME Group, Inc.	15,380
220	Franklin Resources, Inc.	9,852
227	Moody’s Corp.	27,595
200	Nasdaq, Inc.	14,295
38	Northern Trust Corp.	3,669
173	T Rowe Price Group, Inc.	12,868

		83,659

	Insurance — 1.0%
72	Axis Capital Holdings Ltd.	4,666
215	Principal Financial Group, Inc.	13,759
41	Prudential Financial, Inc.	4,437
125	RenaissanceRe Holdings Ltd., (Bermuda)	17,341
68	Torchmark Corp.	5,182
316	Travelers Cos., Inc. (The)	40,015
132	WR Berkley Corp.	9,100

		94,500

	Total Financials	346,706

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 2.8%
	Biotechnology — 1.0%
886	AbbVie, Inc.	64,271
166	Amgen, Inc.	28,510

		92,781

	Health Care Equipment & Supplies — 1.1%
436	Baxter International, Inc.	26,414
381	Medtronic plc	33,811
144	Stryker Corp.	19,992
183	Varian Medical Systems, Inc. (a)	18,903

		99,120

	Health Care Providers & Services — 0.6%
337	AmerisourceBergen Corp.	31,830
207	Cardinal Health, Inc.	16,137
108	DaVita, Inc. (a)	6,964

		54,931

	Pharmaceuticals — 0.1%
93	Johnson & Johnson	12,284

	Total Health Care	259,116

	Industrials — 3.8%
	Aerospace & Defense — 1.8%
218	Boeing Co. (The)	43,085
155	Lockheed Martin Corp.	43,139
284	Raytheon Co.	45,893
269	United Technologies Corp.	32,891

		165,008

	Air Freight & Logistics — 0.4%
449	CH Robinson Worldwide, Inc.	30,857
84	United Parcel Service, Inc., Class B	9,299

		40,156

	Airlines — 0.0% (g)
75	American Airlines Group, Inc.	3,756

	Building Products — 0.1%
52	Lennox International, Inc.	9,624

	Electrical Equipment — 0.2%
249	Emerson Electric Co.	14,841

	Machinery — 0.3%
77	AGCO Corp.	5,206
56	Cummins, Inc.	9,039
225	Donaldson Co., Inc.	10,232

		24,477

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Professional Services — 0.3%
214	Equifax, Inc.	29,373

	Road & Rail — 0.3%
320	Canadian National Railway Co., (Canada)	25,905

	Trading Companies & Distributors — 0.4%
185	Air Lease Corp.	6,918
185	WW Grainger, Inc.	33,449

		40,367

	Total Industrials	353,507

	Information Technology — 1.9%
	Communications Equipment — 0.3%
111	Cisco Systems, Inc.	3,465
824	Juniper Networks, Inc.	22,966

		26,431

	Electronic Equipment, Instruments & Components — 0.1%
196	Amphenol Corp., Class A	14,454

	Internet Software & Services — 0.2%
966	Twitter, Inc. (a)	17,267

	IT Services — 0.1%
54	Alliance Data Systems Corp.	13,875

	Semiconductors & Semiconductor Equipment — 0.5%
679	Intel Corp.	22,924
15	Lam Research Corp.	2,128
275	Xilinx, Inc.	17,669

		42,721

	Software — 0.4%
39	Intuit, Inc.	5,221
334	salesforce.com, Inc. (a)	28,950

		34,171

	Technology Hardware, Storage & Peripherals — 0.3%
168	NetApp, Inc.	6,714
495	Seagate Technology plc	19,163

		25,877

	Total Information Technology	174,796

	Materials — 1.1%
	Chemicals — 0.8%
92	Air Products & Chemicals, Inc.	13,190
530	LyondellBasell Industries NV, Class A	44,707
130	Praxair, Inc.	17,286

		75,183

	Containers & Packaging — 0.2%
21	International Paper Co.	1,200

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — continued
93	Packaging Corp. of America	10,398
157	Sonoco Products Co.	8,093

		19,691

	Paper & Forest Products — 0.1%
186	Domtar Corp.	7,132

	Total Materials	102,006

	Real Estate — 2.0%
	Equity Real Estate Investment Trusts (REITs) — 2.0%
216	Apartment Investment & Management Co., Class A	9,293
207	Crown Castle International Corp.	20,757
126	Healthcare Realty Trust, Inc.	4,286
554	Host Hotels & Resorts, Inc.	10,121
158	Prologis, Inc.	9,290
179	Realty Income Corp.	9,870
178	Simon Property Group, Inc.	28,864
149	SL Green Realty Corp.	15,808
339	UDR, Inc.	13,201
165	Ventas, Inc.	11,450
104	Washington REIT	3,332
637	Welltower, Inc.	47,656

	Total Real Estate	183,928

	Utilities — 2.1%
	Electric Utilities — 0.7%
1,251	Southern Co. (The)	59,905

	Gas Utilities — 0.0% (g)
43	National Fuel Gas Co.	2,414

	Multi-Utilities — 1.4%
152	Ameren Corp.	8,320
360	Consolidated Edison, Inc.	29,097
510	Dominion Energy, Inc.	39,108
438	SCANA Corp.	29,351
231	Sempra Energy	26,062

		131,938

	Total Utilities	194,257

	Total Securities Sold Short (Proceeds $2,510,772)	$2,527,719

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
819	E-mini S&P 500 Index	09/15/17	USD	$99,136	$(170)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

REIT	— Real Estate Investment Trust.
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total values of securities and cash segregated as collateral were approximately $138,057,000 and $96,000 for U.S. Dynamic Plus Fund and approximately $3,518,789,000 and $918,000 for U.S. Large Cap Core Plus Fund, respectively.

(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$385,334		$11,607,947
Investments in affiliates, at value	2,454		49,932

Total investment securities, at value	387,788		11,657,879
Restricted cash	96		918
Cash	—	(a)	443
Deposits at broker for futures contracts	—		810
Receivables:
Investment securities sold	2,706		543,222
Fund shares sold	239		6,689
Dividends from non-affiliates	291		10,998
Dividends from affiliates	2		43

Total Assets	391,122		12,221,002

LIABILITIES:
Payables:
Securities sold short, at value	84,313		2,527,719
Dividend expense to non-affiliates on securities sold short	72		3,327
Investment securities purchased	2,204		424,628
Interest expense to non-affiliates on securities sold short	58		1,440
Fund shares redeemed	184		13,838
Variation margin on futures contracts	—		101
Accrued liabilities:
Investment advisory fees	157		5,429
Administration fees	—		162
Distribution fees	58		294
Service fees	62		1,807
Custodian and accounting fees	5		33
Trustees’ and Chief Compliance Officer’s fees	—		45
Other	58		301

Total Liabilities	87,171		2,979,124

Net Assets	$303,951		$9,241,878

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$213,316	$5,382,530
Accumulated undistributed (distributions in excess of) net investment income	428	2,440
Accumulated net realized gains (losses)	16,553	547,729
Net unrealized appreciation (depreciation)	73,654	3,309,179

Total Net Assets	$303,951	$9,241,878

Net Assets:
Class A	$275,986	$791,067
Class C	778	201,031
Class I (formerly Select Class)	27,187	8,075,047
Class R2	—	6,207
Class R5	—	168,526

Total	$303,951	$9,241,878

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,506	26,064
Class C	45	6,883
Class I (formerly Select Class)	1,487	263,341
Class R2	—	209
Class R5	—	5,470
Net Asset Value (a):
Class A — Redemption price per share	$17.80	$30.35
Class C — Offering price per share (b)	17.17	29.21
Class I (formerly Select Class) — Offering and redemption price per share	18.28	30.66
Class R2 — Offering and redemption price per share	—	29.74
Class R5 — Offering and redemption price per share	—	30.81
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$18.79	$32.03

Cost of investments in non-affiliates	$309,456	$8,281,651
Cost of investments in affiliates	2,454	49,932
Proceeds from securities sold short	82,089	2,510,772

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from affiliates	$2	$9
Dividend income from non-affiliates	7,948	214,214
Dividend income from affiliates	21	391

Total investment income	7,971	214,614

EXPENSES:
Investment advisory fees	2,227	77,751
Administration fees	243	7,950
Distribution fees:
Class A	618	2,128
Class C	6	1,599
Class R2	—	33
Service fees:
Class A	618	2,128
Class C	2	533
Class I (formerly Select Class)	122	20,548
Class R2	—	17
Class R5	—	237
Custodian and accounting fees	44	360
Interest expense to affiliates	— (a)	1
Professional fees	54	139
Trustees’ and Chief Compliance Officer’s fees	26	77
Printing and mailing costs	34	245
Registration and filing fees	58	151
Transfer agency fees (See Note 2.E.)	10	209
Sub-transfer agency fees (See Note 2.E.)	102	2,101
Other	11	173
Dividend expense to non-affiliates on securities sold short	1,137	72,495
Interest expense to non-affiliates on securities sold short	688	20,214

Total expenses	6,000	209,089

Less fees waived	(735)	(17,268)
Less earnings credits	—	(1)
Less expense reimbursements	(4)	—

Net expenses	5,261	191,820

Net investment income (loss)	2,710	22,794

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	55,326	1,848,850
Futures	521	2,536
Securities sold short	(16,514)	(359,351)

Net realized gain (loss)	39,333	1,492,035

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,177	316,097
Futures	(39)	(170)
Securities sold short	2,599	120,259

Change in net unrealized appreciation/depreciation	3,737	436,186

Net realized/unrealized gains (losses)	43,070	1,928,221

Change in net assets resulting from operations	$45,780	$1,951,015

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,710	$3,800	$22,794	$38,568
Net realized gain (loss)	39,333	2,353	1,492,035	262,285
Change in net unrealized appreciation/depreciation	3,737	(4,065)	436,186	(823,494)

Change in net assets resulting from operations	45,780	2,088	1,951,015	(522,641)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,451)	(1,048)	(410)	(161)
From net realized gains	(15,885)	(7,197)	(35,447)	(77,714)
Class C
From net investment income	(9)	(2)	—	—
From net realized gains	(65)	(57)	(9,412)	(20,643)
Class I (formerly Select Class)
From net investment income	(99)	(1,539)	(27,611)	(20,719)
From net realized gains	(1,336)	(8,625)	(354,137)	(771,350)
Class R2
From net realized gains	—	—	(299)	(441)
Class R5
From net investment income	—	—	(2,614)	(4,262)
From net realized gains	—	—	(21,795)	(70,789)

Total distributions to shareholders	(20,845)	(18,468)	(451,725)	(966,079)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(133,137)	119,760	(2,133,477)	(504,449)

NET ASSETS:
Change in net assets	(108,202)	103,380	(634,187)	(1,993,169)
Beginning of period	412,153	308,773	9,876,065	11,869,234

End of period	$303,951	$412,153	$9,241,878	$9,876,065

Accumulated undistributed (distributions in excess of) net investment income	$428	$1,347	$2,440	$10,771

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$112,551	$202,593	$130,613	$261,761
Distributions reinvested	19,249	8,175	34,876	76,073
Cost of shares redeemed	(148,638)	(62,540)	(398,212)	(271,805)

Change in net assets resulting from Class A capital transactions	$(16,838)	$148,228	$(232,723)	$66,029

Class C
Proceeds from shares issued	$68	$276	$15,285	$11,666
Distributions reinvested	67	55	8,026	17,157
Cost of shares redeemed	(365)	(430)	(66,631)	(45,448)

Change in net assets resulting from Class C capital transactions	$(230)	$(99)	$(43,320)	$(16,625)

Class I (formerly Select Class)
Proceeds from shares issued	$13,200	$19,360	$817,311	$1,141,889
Distributions reinvested	1,420	10,151	248,126	516,415
Cost of shares redeemed	(130,689)	(57,880)	(2,423,962)	(2,622,933)

Change in net assets resulting from Class I capital transactions	$(116,069)	$(28,369)	$(1,358,525)	$(964,629)

Class R2
Proceeds from shares issued	$—	$—	$1,756	$2,726
Distributions reinvested	—	—	167	285
Cost of shares redeemed	—	—	(2,690)	(2,119)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$ (767)	$892

Class R5
Proceeds from shares issued	$—	$—	$37,761	$629,911
Distributions reinvested	—	—	21,192	60,964
Cost of shares redeemed	—	—	(557,095)	(280,991)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(498,142)	$409,884

Total change in net assets resulting from capital transactions	$(133,137)	$119,760	$(2,133,477)	$(504,449)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	6,455	12,442	4,576	9,780
Reinvested	1,111	482	1,240	2,899
Redeemed	(8,499)	(3,660)	(13,907)	(10,177)

Change in Class A Shares	(933)	9,264	(8,091)	2,502

Class C
Issued	4	16	546	453
Reinvested	4	4	296	674
Redeemed	(22)	(26)	(2,396)	(1,745)

Change in Class C Shares	(14)	(6)	(1,554)	(618)

Class I (formerly Select Class)
Issued	739	1,162	28,076	42,150
Reinvested	80	591	8,722	19,466
Redeemed	(7,369)	(3,349)	(84,025)	(95,413)

Change in Class I Shares	(6,550)	(1,596)	(47,227)	(33,797)

Class R2
Issued	—	—	63	103
Reinvested	—	—	6	11
Redeemed	—	—	(94)	(78)

Change in Class R2 Shares	—	—	(25)	36

Class R5
Issued	—	—	1,318	20,912
Reinvested	—	—	741	2,285
Redeemed	—	—	(18,958)	(10,822)

Change in Class R5 Shares	—	—	(16,899)	12,375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$45,780

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(313,388)
Proceeds from disposition of investment securities	510,634
Covers of investment securities sold short	(164,577)
Proceeds from investment securities sold short	112,518
Proceeds from short-term investments — affiliates, net	5,209
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(1,177)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(2,599)
Net realized (gain)/loss on investments in non-affiliates	(55,326)
Net realized (gain)/loss on investments securities sold short	16,514
Decrease in restricted cash	12
Decrease in deposits at broker for futures contracts	355
Decrease in dividends receivable from non-affiliates	224
Decrease in dividends receivable from affiliates	1
Decrease in variation margin receivable	34
Increase in dividend expense payable to non-affiliates on securities sold short	12
Decrease in interest expense payable to non-affiliates on securities sold short	(50)
Decrease in investment advisory fees payable	(54)
Increase in distribution fees payable	1
Decrease in service fees payable	(89)
Decrease in other accrued expenses payable	(21)

Net cash provided (used) by operating activities	154,013

Cash flows provided (used) by financing activities:
Proceeds from shares issued	126,128
Payment for shares redeemed	(280,032)
Cash distributions paid to shareholders (net of reinvestments of $20,736)	(109)

Net cash provided (used) by financing activities	(154,013)

Net increase in cash	— (a)

Cash:
Beginning of period	—

End of period	— (a)

Supplemental disclosure of cash flow information:

For the year ended June 30, 2017, the Fund paid $738 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,951,015

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(11,471,221)
Proceeds from disposition of investment securities	14,934,226
Covers of investment securities sold short	(4,619,392)
Proceeds from investment securities sold short	3,754,106
Purchases of short-term investments — affiliates, net	(14,258)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(316,097)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(120,259)
Net realized (gain)/loss on investments in non-affiliates	(1,848,850)
Net realized (gain)/loss on investments securities sold short	359,351
Decrease in restricted cash	3,251
Increase in deposits at broker for futures contracts	(810)
Decrease in dividends receivable from non-affiliates	3,434
Increase in dividends receivable from affiliates	(13)
Decrease in dividend expense payable to non-affiliates on securities sold short	(220)
Decrease in interest expense payable to non-affiliates on securities sold short	(396)
Increase in variation margin payable	101
Decrease in investment advisory fees payable	(425)
Decrease in administration fees payable	(17)
Increase in service fees payable	38
Decrease in distribution fees payable	(26)
Decrease in custodian and accounting fees payable	(28)
Increase in trustees’ and chief compliance office fees payable	26
Decrease in other accrued expenses payable	(797)

Net cash provided (used) by operating activities	2,612,739

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,002,028
Payment for shares redeemed	(3,474,986)
Cash distributions paid to shareholders (net of reinvestments of $312,387)	(139,338)

Net cash provided (used) by financing activities	(2,612,296)

Net increase in cash	443

Cash:
Beginning of period	—

End of period	$443

Supplemental disclosure of cash flow information:

For the year ended June 30, 2017, the Fund paid $20,610 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2017	$16.73	$0.14	(d)	$2.58	$2.72	$(0.28)	$(1.37)	$(1.65)
Year Ended June 30, 2016	18.19	0.17	(d)	(0.55)	(0.38)	(0.13)	(0.95)	(1.08)
Year Ended June 30, 2015	17.70	0.08		1.43	1.51	(0.07)	(0.95)	(1.02)
Year Ended June 30, 2014	15.40	0.09	(d)(e)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(d)(f)	2.39	2.58	(0.25)	(0.39)	(0.64)

Class C
Year Ended June 30, 2017	16.19	0.06	(d)	2.47	2.53	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	17.61	0.08	(d)	(0.52)	(0.44)	(0.03)	(0.95)	(0.98)
Year Ended June 30, 2015	17.19	—	(g)	1.37	1.37	— (g)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(d)(e)(g)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(d)(f)	2.33	2.45	(0.17)	(0.39)	(0.56)

Class I (formerly Select Class)
Year Ended June 30, 2017	16.94	0.26	(d)	2.54	2.80	(0.09)	(1.37)	(1.46)
Year Ended June 30, 2016	18.39	0.22	(d)	(0.56)	(0.34)	(0.16)	(0.95)	(1.11)
Year Ended June 30, 2015	17.88	0.12		1.45	1.57	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(d)(e)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(d)(f)	2.40	2.64	(0.29)	(0.39)	(0.68)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.20% and 1.45% for the year ended June 30, 2017, 1.21% and 1.49% for the year ended June 30, 2016, 1.29% and 1.81% for the year ended June 30, 2015, 1.29% and 1.79% for the year ended June 30, 2014 and 1.29% and 1.99% for the year ended June 30, 2013; for Class C are 1.69% and 2.01% for the year ended June 30, 2017, 1.72% and 2.09% for the year ended June 30, 2016, 1.79% and 2.26% for the year ended June 30, 2015, 1.79% and 2.29% for the year ended June 30, 2014 and 1.78% and 2.48% for the year ended June 30, 2013; for Class I are 0.94% and 1.18% for the year ended June 30, 2017, 0.96% and 1.19% for the year ended June 30, 2016, 1.04% and 1.40% for the year ended June 30, 2015, 1.04% and 1.54% for the year ended June 30, 2014 and 1.05% and 1.74% for the year ended June 30, 2013, respectively.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Class I Shares, respectively.
(f)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Class I Shares, respectively.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including short sales)

$17.80	16.61%	$275,986	1.81%	0.80%		2.06%	80%	122%
16.73	(2.15)	275,051	1.83	0.99		2.11	78	116
18.19	8.71	130,499	1.89	0.39		2.41	54	73
17.70	23.12	93,114	1.87	0.53	(e)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(f)	2.65	101	135

17.17	15.95	778	2.30	0.34		2.62	80	122
16.19	(2.58)	953	2.34	0.47		2.71	78	116
17.61	8.12	1,137	2.39	(0.12)		2.86	54	73
17.19	22.48	1,004	2.37	0.02	(e)	2.87	72	109
14.99	19.36	463	2.44	0.88	(f)	3.14	101	135

18.28	16.89	27,187	1.54	1.47		1.78	80	122
16.94	(1.90)	136,149	1.58	1.24		1.81	78	116
18.39	8.95	177,137	1.64	0.63		2.00	54	73
17.88	23.46	194,922	1.62	0.78	(e)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(f)	2.40	101	135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2017	$26.06	$—	(d)(e)	$5.54	$5.54	$(0.01)	$(1.24)	$(1.25)
Year Ended June 30, 2016	29.81	0.04	(e)	(1.37)	(1.33)	— (d)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(e)(f)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(e)(g)	5.04	5.16	(0.11)	(0.98)	(1.09)
Class C
Year Ended June 30, 2017	25.23	(0.14	)(e)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(e)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(e)(f)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(d)(e)(g)	4.96	4.96	— (d)	(0.98)	(0.98)
Class I (formerly Select Class)
Year Ended June 30, 2017	26.32	0.08	(e)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(e)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(e)(f)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(e)(g)	5.08	5.26	(0.17)	(0.98)	(1.15)
Class R2
Year Ended June 30, 2017	25.61	(0.07	)(e)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(e)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(e)(f)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(e)(g)	4.99	5.05	(0.09)	(0.98)	(1.07)
Class R5
Year Ended June 30, 2017	26.44	0.13	(e)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(e)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(e)(f)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(e)(g)	5.10	5.32	(0.21)	(0.98)	(1.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016, 1.30% and 1.66% for the year ended June 30, 2015, 1.29% and 1.63% for the year ended June 30, 2014 and 1.29% and 1.63% for the year ended June 30, 2013; for Class C are 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016, 1.80% and 2.15% for the year ended June 30, 2015, 1.79% and 2.12% for the year ended June 30, 2014 and 1.80% and 2.13% for the year ended June 30, 2013; for Class I are 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016, 1.05% and 1.38% for the year ended June 30, 2015, 1.04% and 1.38% for the year ended June 30, 2014 and 1.05% and 1.38% for the year ended June 30, 2013; for Class R2 are 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016, 1.55% and 1.97% for the year ended June 30, 2015, 1.54% and 1.88% for the year ended June 30, 2014 and 1.54% and 1.88% for the year ended June 30, 2013; for Class R5 are 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016, 0.85% and 1.17% for the year ended June 30, 2015, 0.85% and 1.18% for the year ended June 30, 2014 and 0.85% and 1.19% for the year ended June 30, 2013, respectively.
(d)	Amount rounds to less than $0.005.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), $0.12, ($0.02) and $0.17 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, 0.42%, (0.09)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.15, $0.03 and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.63%, 0.14% and 0.83% Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$30.35	21.64%	$791,067	2.20%	0.00	%(h)	2.39%	94%	131%
26.06	(4.52)	890,217	2.21	0.14		2.44	88	127
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(f)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(g)	2.55	90	119

29.21	21.05	201,031	2.70	(0.50)		2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)		2.95	88	127
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(f)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(g)(h)	3.05	90	119

30.66	21.95	8,075,047	1.94	0.27		2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38		2.16	88	127
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(f)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(g)	2.30	90	119

29.74	21.33	6,207	2.45	(0.24)		2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)		2.79	88	127
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(f)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(g)	2.80	90	119

30.81	22.18	168,526	1.76	0.47		1.92	94	131
26.44	(4.07)	591,379	1.75	0.73		1.92	88	127
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(f)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(g)	2.11	90	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Class I^	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class I^, Class R2 and Class R5	Diversified

^ Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Effective as of the close of business on April 17, 2014, JPMorgan U.S. Large Cap Core Plus Fund was publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses. Effective May 24, 2017, limited offering was removed on the JPMorgan U.S. Large Cap Core Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R5 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$387,788	$—	$—	$387,788

Total Liabilities for Securities Sold Short (a)	$(84,313)	$—	$—	$(84,313)

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,657,879	$—	$—	$11,657,879

Total Liabilities for Securities Sold Short (a)	$(2,527,719)	$—	$—	$(2,527,719)

Depreciation in Other Financial Instruments
Futures Contracts	$(170)	$—	$—	$(170)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
Futures Contracts — Equity
Average Notional Balance Long	$3,209	$32,180
Ending Notional Balance Long	—	99,136
The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2017, the Funds had outstanding short sales as listed on the SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R2	Class R5	Total
U.S. Dynamic Plus Fund
Transfer agency fees	$9	$—	(a)	$1	n/a	n/a	$10
Sub-transfer agency fees	82	1		19	n/a	n/a	102
U.S. Large Cap Core Plus Fund
Transfer agency fees	50	10		142	$1	$6	209
Sub-transfer agency fees	290	90		1,672	7	42	2,101

(a)	Amount rounds to less than 500.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
U.S. Dynamic Plus Fund	$6,025	$(70)	$(5,955)
U.S. Large Cap Core Plus Fund	86,835	(490)	(86,345)

The reclassifications for the Funds relate primarily to tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

U.S. Dynamic Plus Fund	0.75%
U.S. Large Cap Core Plus Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R5 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—	(a)
U.S. Large Cap Core Plus Fund	31		—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Service Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R5*
U.S. Dynamic Plus Fund	0.25%	0.25%	0.25%	n/a	n/a
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	0.25%	0.10%

*	Prior to April 3, 2017 the service fee charged for U.S. Large Cap Core Fund was 0.05% for Class R5 Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R5
U.S. Dynamic Plus Fund	1.20%	1.70%	0.95%	n/a	n/a
U.S. Large Cap Core Plus Fund	1.25	1.75	0.99	1.50%	0.80%

The expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
U.S. Dynamic Plus Fund	$463	$238	$25	$726	$4
U.S. Large Cap Core Plus Fund	8,946	5,964	2,198	17,108	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$9
U.S. Large Cap Core Plus Fund	160

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the following Fund incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Large Cap Core Plus Fund	$1

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$302,035	$498,941	$109,670	$156,456
U.S. Large Cap Core Plus Fund	11,602,156	15,171,011	3,810,599	4,657,893

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$316,061	$80,600	$8,873	$71,727
U.S. Large Cap Core Plus Fund	8,558,310	3,201,931	102,362	3,099,569

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$3,843	$17,002	$20,844
U.S. Large Cap Core Plus Fund	30,635	421,090	451,725

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$2,589	$15,879	$18,468
U.S. Large Cap Core Plus Fund	25,142	940,937	966,079

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$439	$21,470	$68,737
U.S. Large Cap Core Plus Fund	2,579	866,488	2,990,419

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

At June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds had omnibus accounts which each owned more than 10% of the Funds outstanding shares as follows:

	Number of Affiliated Omnibus Account	% of the fund	Number of Non-Affiliated Omnibus Account	% of the fund
U.S. Dynamic Plus Fund	—	—	4	81.1%
U.S. Large Cap Core Plus Fund	1	23.1%	5	40.9

As of June 30, 2017, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing 27.7% of the net assets of U.S. Dynamic Plus Fund.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2017, the Funds pledged a significant portion of their assets for securities sold short to Deutsche Bank AG.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund and JPMorgan U.S. Large Cap Core Plus Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund and JPMorgan U.S. Large Cap Core Plus Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	43

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,057.00	$9.14	1.79%
Hypothetical	1,000.00	1,015.91	8.96	1.79
Class C
Actual	1,000.00	1,054.00	10.25	2.01
Hypothetical	1,000.00	1,014.82	10.05	2.01
Class I (formerly Select Class)
Actual	1,000.00	1,057.90	4.35	0.85
Hypothetical	1,000.00	1,020.57	4.27	0.85

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,089.00	11.05	2.13
Hypothetical	1,000.00	1,014.21	10.66	2.13
Class C
Actual	1,000.00	1,086.70	13.63	2.63
Hypothetical	1,000.00	1,011.73	13.14	2.63
Class I (formerly Select Class)
Actual	1,000.00	1,090.30	9.71	1.87
Hypothetical	1,000.00	1,015.50	9.37	1.87
Class R2
Actual	1,000.00	1,087.80	12.34	2.38
Hypothetical	1,000.00	1,012.97	11.90	2.38
Class R5
Actual	1,000.00	1,091.80	8.68	1.67
Hypothetical	1,000.00	1,016.49	8.37	1.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deductions
U.S. Dynamic Plus Fund	100.00%
U.S. Large Cap Core Plus Fund	100.00

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Dynamic Plus Fund	$23,027
U.S. Large Cap Core Plus Fund	507,924

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$3,842
U.S. Large Cap Core Plus Fund	30,635

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	47

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-PLUS-617

Annual Report

J.P. Morgan Funds

June 30, 2017

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)[1]*	13.30%
MSCI World Index (net of foreign withholding taxes)	18.20%
Diversified Composite Benchmark**	10.47%

Net Assets as of 6/30/2017 (In Thousands)	$1,409,111

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

While U.S. equity markets continued to provide positive returns for the past six months, the magnitude of those gains slowed somewhat as key stock market indexes touched multiple closing highs and largely held near record territory. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Globally, emerging market equities generally outperformed the U.S. and other developed market equities during the reporting period.

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class L Shares), which invests in a mix of U.S., international developed and emerging market equities and fixed income securities, underperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”), which is made up of U.S. and international equities, for the twelve months ended June 30, 2017. The Fund outperformed its Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index.

During the reporting period, global equities generally outperformed fixed income investments and the Fund’s allocation to fixed income securities detracted from performance relative to the World Index.

Relative to the Composite Benchmark, the Fund’s security selection and allocations in its large cap core, growth and value equity strategies contributed to performance. The Fund’s overweight allocation to its small cap strategy and its underweight allocation to international strategy detracted from performance relative to the Composite Benchmark. Security selection in the Fund’s developed market international strategy also had a negative impact on relative performance.

Within fixed income, the Fund’s underweight allocation and security selection in its investment grade fixed income strategy contributed to performance relative to the Composite Benchmark. The Fund’s security selection within its corporate fixed income strategy also had a positive impact on relative performance. The Fund’s overweight allocation to its emerging market debt strategy and underlying manager security selection detracted from relative performance. Security selection within its high yield strategy also had a negative impact on performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund had an opportunistic allocation to non-agency mortgage-backed securities. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	JUNE 30, 2017

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan High Yield Fund, Class R6 Shares	4.8%
2.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.2
3.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3.1
4.	JPMorgan Realty Income Fund, Class R6 Shares	2.9
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.1
6.	Apple, Inc.	1.2
7.	Microsoft Corp.	0.9
8.	UnitedHealth Group, Inc.	0.8
9.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	0.8
10.	Alphabet, Inc., Class C	0.8

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	55.8%
Investment Companies	17.0
Corporate Bonds	10.8
Collateralized Mortgage Obligations	4.6
U.S. Treasury Obligations	3.8
Asset-Backed Securities	2.9
Others (each less than 1.0%)	1.8
Short-Term Investments	3.3

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge*		7.64%	7.81%	5.14%
Without Sales Charge		12.72	8.81	5.63
CLASS C SHARES	March 24, 2003
With CDSC**		11.16	8.26	5.09
Without CDSC		12.16	8.26	5.09
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	13.00	9.09	5.91
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 10, 1993	13.30	9.34	6.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2017

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 55.1%
		Consumer Discretionary — 7.1%
		Auto Components — 0.5%
7		Aisin Seiki Co. Ltd., (Japan)	334
49		Apollo Tyres Ltd., (India)	184
10		Bridgestone Corp., (Japan)	428
5		Cie Generale des Etablissements Michelin, (France)	648
9		Continental AG, (Germany)	1,960
1		Cooper Tire & Rubber Co.	39
2		Delphi Automotive plc	186
5		Faurecia, (France)	265
119		GKN plc, (United Kingdom)	505
6		Hankook Tire Co. Ltd., (South Korea)	311
2		Hyundai Mobis Co. Ltd., (South Korea)	463
5		Koito Manufacturing Co. Ltd., (Japan)	248
—	(h)	Lear Corp.	58
7		Stoneridge, Inc. (a)	106
16		Sumitomo Electric Industries Ltd., (Japan)	248
3		Tenneco, Inc.	201
4		TS Tech Co. Ltd., (Japan)	123
5		Valeo SA, (France)	330
440		Xinyi Glass Holdings Ltd., (Hong Kong)	435

			7,072

		Automobiles — 0.5%
794		Astra International Tbk. PT, (Indonesia)	532
11		Ford Motor Co.	119
270		Geely Automobile Holdings Ltd., (China)	582
15		General Motors Co.	513
174		Guangzhou Automobile Group Co. Ltd., (China), Class H	305
67		Honda Motor Co. Ltd., (Japan)	1,839
12		Peugeot SA, (France)	234
8		Renault SA, (France)	717
7		Subaru Corp., (Japan)	224
19		Suzuki Motor Corp., (Japan)	891
2		Tesla, Inc. (a)	658
8		Toyota Motor Corp., (Japan)	436

			7,050

		Distributors — 0.1%
7		Genuine Parts Co.	653
11		Imperial Holdings Ltd., (South Africa)	138
22		LKQ Corp. (a)	728

			1,519

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — 0.1%
3		Ascent Capital Group, Inc., Class A (a)	50
3		Houghton Mifflin Harcourt Co. (a)	42
125		Kroton Educacional SA, (Brazil)	561
8		Regis Corp. (a)	78
—	(h)	Strayer Education, Inc.	14

			745

		Hotels, Restaurants & Leisure — 0.9%
20		Accor SA, (France)	918
26		Aristocrat Leisure Ltd., (Australia)	453
11		Bloomin’ Brands, Inc.	227
11		Brinker International, Inc.	434
9		Carnival plc	626
—	(h)	DineEquity, Inc.	9
5		Dunkin’ Brands Group, Inc.	248
14		Hilton Grand Vacations, Inc. (a)	519
26		Hilton Worldwide Holdings, Inc.	1,581
7		InterContinental Hotels Group plc, (United Kingdom)	411
18		International Game Technology plc	333
2		Intrawest Resorts Holdings, Inc. (a)	53
38		La Quinta Holdings, Inc. (a)	566
13		Norwegian Cruise Line Holdings Ltd. (a)	709
9		Penn National Gaming, Inc. (a)	184
8		Pinnacle Entertainment, Inc. (a)	157
7		Red Rock Resorts, Inc., Class A	153
9		Restaurant Brands International, Inc., (Canada)	539
2		Royal Caribbean Cruises Ltd.	175
6		Ruby Tuesday, Inc. (a)	12
149		Sands China Ltd., (Hong Kong)	683
1		Scientific Games Corp., Class A (a)	33
2		Sodexo SA, (France)	254
8		Sonic Corp.	210
2		Speedway Motorsports, Inc.	32
51		Starbucks Corp.	2,950
274		Wynn Macau Ltd., (Macau)	639

			13,108

		Household Durables — 0.6%
1		AV Homes, Inc. (a)	20
39		Barratt Developments plc, (United Kingdom)	288
10		DR Horton, Inc.	338
14		Electrolux AB, (Sweden), Series B	474
—	(h)	Forbo Holding AG (Registered), (Switzerland)	110
45		Haier Electronics Group Co. Ltd., (Hong Kong) (a)	117

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Household Durables — continued
7	JM AB, (Sweden)	260
13	Mohawk Industries, Inc. (a)	3,158
76	MRV Engenharia e Participacoes SA, (Brazil)	308
1	NACCO Industries, Inc., Class A	83
8	Newell Brands, Inc.	449
40	Persimmon plc, (United Kingdom)	1,162
4	PulteGroup, Inc.	100
34	Redrow plc, (United Kingdom)	246
15	Sekisui Chemical Co. Ltd., (Japan)	262
14	Sony Corp., (Japan)	515
17	Taylor Morrison Home Corp., Class A (a)	409
1	Toll Brothers, Inc.	34
1	UCP, Inc., Class A (a)	9

		8,342

	Internet & Direct Marketing Retail — 0.9%
9	Amazon.com, Inc. (a)	9,077
6	Expedia, Inc.	946
5	Liberty TripAdvisor Holdings, Inc., Class A (a)	62
5	Netflix, Inc. (a)	819
1	Priceline Group, Inc. (The) (a)	1,584
8	Wayfair, Inc., Class A (a)	609

		13,097

	Leisure Products — 0.0% (g)
8	Bandai Namco Holdings, Inc., (Japan)	277

	Media — 1.4%
20	CBS Corp. (Non-Voting), Class B	1,289
8	Charter Communications, Inc., Class A (a)	2,787
33	Clear Channel Outdoor Holdings, Inc., Class A	158
26	Comcast Corp., Class A	1,007
43	DISH Network Corp., Class A (a)	2,682
24	Entercom Communications Corp., Class A	253
5	Eros International plc, (India) (a)	57
4	Metropole Television SA, (France)	96
5	Naspers Ltd., (South Africa), Class N	1,026
9	Nexstar Media Group, Inc., Class A	544
17	Sinclair Broadcast Group, Inc., Class A	547
16	Sirius XM Holdings, Inc.	86
6	Time Warner, Inc.	644
19	Twenty-First Century Fox, Inc., Class A	547
23	UBM plc, (United Kingdom)	205
58	Walt Disney Co. (The)	6,179
42	WPP plc, (United Kingdom)	882

		18,989

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — 0.2%
3		Big Lots, Inc.	136
—	(h)	Dillard’s, Inc., Class A	20
1		Dollar General Corp.	106
—	(h)	Dollar Tree, Inc. (a)	29
10		Izumi Co. Ltd., (Japan)	552
18		Kohl’s Corp.	704
2		Macy’s, Inc.	44
59		Marui Group Co. Ltd., (Japan)	864
4		Nordstrom, Inc.	200

			2,655

		Specialty Retail — 1.3%
1		Aaron’s, Inc.	41
3		AutoZone, Inc. (a)	1,686
4		Barnes & Noble Education, Inc. (a)	40
12		Bed Bath & Beyond, Inc.	359
17		Best Buy Co., Inc.	1,003
5		Burlington Stores, Inc. (a)	451
3		Children’s Place, Inc. (The)	327
108		Chow Tai Fook Jewellery Group Ltd., (Hong Kong)	114
186		Dixons Carphone plc, (United Kingdom)	688
—	(h)	Floor & Decor Holdings, Inc., Class A (a)	11
14		Gap, Inc. (The)	310
10		GNC Holdings, Inc., Class A	81
40		Home Depot, Inc. (The)	6,094
24		Industria de Diseno Textil SA, (Spain)	911
27		JD Sports Fashion plc, (United Kingdom)	122
6		Lowe’s Cos., Inc.	476
6		Murphy USA, Inc. (a)	415
7		Office Depot, Inc.	41
1		O’Reilly Automotive, Inc. (a)	187
20		Pier 1 Imports, Inc.	106
20		Ross Stores, Inc.	1,157
4		Select Comfort Corp. (a)	159
9		Tiffany & Co.	798
34		TJX Cos., Inc. (The)	2,436
2		Ulta Beauty, Inc. (a)	527

			18,540

		Textiles, Apparel & Luxury Goods — 0.6%
6		adidas AG, (Germany)	1,056
56		Burberry Group plc, (United Kingdom)	1,205
11		Cie Financiere Richemont SA (Registered), (Switzerland)	874
9		Columbia Sportswear Co.	540

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Textiles, Apparel & Luxury Goods — continued
10	Fossil Group, Inc. (a)	101
12	Hanesbrands, Inc.	283
5	Iconix Brand Group, Inc. (a)	31
4	Kering, (France)	1,260
6	LVMH Moet Hennessy Louis Vuitton SE, (France)	1,526
4	Movado Group, Inc.	111
15	NIKE, Inc., Class B	878
1	Perry Ellis International, Inc. (a)	24
3	PVH Corp.	366
4	Wolverine World Wide, Inc.	117

		8,372

	Total Consumer Discretionary	99,766

	Consumer Staples — 3.7%
	Beverages — 1.2%
24	Anheuser-Busch InBev SA/NV, (Belgium)	2,644
1	Brown-Forman Corp., Class B	59
3	Coca-Cola Co. (The)	155
8	Coca-Cola HBC AG, (Switzerland) (a)	249
7	Constellation Brands, Inc., Class A	1,348
7	Dr Pepper Snapple Group, Inc.	628
18	Kirin Holdings Co. Ltd., (Japan)	359
33	Molson Coors Brewing Co., Class B	2,884
11	Monster Beverage Corp. (a)	528
53	PepsiCo, Inc.	6,098
12	Pernod Ricard SA, (France)	1,595
12	Suntory Beverage & Food Ltd., (Japan)	572

		17,119

	Food & Staples Retailing — 0.5%
2	Costco Wholesale Corp.	346
9	CVS Health Corp.	740
107	Distribuidora Internacional de Alimentacion SA, (Spain)	670
2	Ingles Markets, Inc., Class A	63
51	Koninklijke Ahold Delhaize NV, (Netherlands)	968
66	Kroger Co. (The)	1,550
5	Matsumotokiyoshi Holdings Co. Ltd., (Japan)	256
65	Metcash Ltd., (Australia) (a)	119
12	Walgreens Boots Alliance, Inc.	926
21	Wal-Mart Stores, Inc.	1,582
5	X5 Retail Group NV, (Russia), GDR (a)	158

		7,378

	Food Products — 0.8%
1	Archer-Daniels-Midland Co.	30

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
21		Associated British Foods plc, (United Kingdom)	807
6		Bunge Ltd.	463
13		Conagra Brands, Inc.	461
19		Darling Ingredients, Inc. (a)	297
5		Dean Foods Co.	92
4		Ingredion, Inc.	429
3		JM Smucker Co. (The)	339
1		Kraft Heinz Co. (The)	128
8		M Dias Branco SA, (Brazil) (a)	122
63		Mondelez International, Inc., Class A	2,726
13		Nestle SA (Registered), (Switzerland)	1,140
8		NH Foods Ltd., (Japan)	243
11		Nichirei Corp., (Japan)	300
21		Pilgrim’s Pride Corp. (a)	459
9		Post Holdings, Inc. (a)	677
10		Ros Agro plc, (Russia), GDR	115
—	(h)	Sanderson Farms, Inc.	52
1		Schouw & Co. AB, (Denmark)	82
—	(h)	Seneca Foods Corp., Class A (a)	13
8		TreeHouse Foods, Inc. (a)	613
11		Tyson Foods, Inc., Class A	683
832		WH Group Ltd., (Hong Kong) (e)	840

			11,111

		Household Products — 0.2%
12		Energizer Holdings, Inc.	586
2		Kimberly-Clark Corp.	314
17		Procter & Gamble Co. (The)	1,455

			2,355

		Personal Products — 0.5%
26		Chlitina Holding Ltd., (China)	118
24		Coty, Inc., Class A	455
7		Estee Lauder Cos., Inc. (The), Class A	705
33		Grape King Bio Ltd., (Taiwan)	219
—	(h)	Herbalife Ltd. (a)	27
—	(h)	Medifast, Inc.	11
9		Nu Skin Enterprises, Inc., Class A	559
83		Unilever NV, (United Kingdom), CVA	4,566

			6,660

		Tobacco — 0.5%
2		Altria Group, Inc.	176
57		British American Tobacco plc, (United Kingdom)	3,896
18		Imperial Brands plc, (United Kingdom)	798
34		Japan Tobacco, Inc., (Japan)	1,209

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Tobacco — continued
6		KT&G Corp., (South Korea)	580
6		Philip Morris International, Inc.	719
2		Universal Corp.	141

			7,519

		Total Consumer Staples	52,142

		Energy — 3.0%
		Energy Equipment & Services — 0.3%
7		Archrock, Inc.	78
10		Baker Hughes, Inc.	567
27		Halliburton Co.	1,163
—	(h)	Natural Gas Services Group, Inc. (a)	3
7		Parker Drilling Co. (a)	9
7		Rowan Cos. plc, Class A (a)	74
3		Schlumberger Ltd.	180
1		SEACOR Holdings, Inc. (a)	22
1		SEACOR Marine Holdings, Inc. (a)	14
19		Subsea 7 SA, (United Kingdom)	257
55		TechnipFMC plc, (United Kingdom) (a)	1,487
3		Unit Corp. (a)	47

			3,901

		Oil, Gas & Consumable Fuels — 2.7%
—	(h)	Adams Resources & Energy, Inc.	12
3		Anadarko Petroleum Corp.	154
39		Apache Corp.	1,869
22		Bill Barrett Corp. (a)	68
9		BP plc, (United Kingdom)	51
3		Cabot Oil & Gas Corp.	87
16		Chevron Corp.	1,679
1		Cimarex Energy Co.	113
550		CNOOC Ltd., (China)	602
18		Concho Resources, Inc. (a)	2,163
15		ConocoPhillips	659
7		Delek US Holdings, Inc.	190
28		Denbury Resources, Inc. (a)	42
13		Diamondback Energy, Inc. (a)	1,147
55		EOG Resources, Inc.	4,986
17		EP Energy Corp., Class A (a)	62
13		EQT Corp.	772
30		Exxon Mobil Corp.	2,437
32		Hindustan Petroleum Corp. Ltd., (India)	250
9		Idemitsu Kosan Co. Ltd., (Japan)	253
77		Inpex Corp., (Japan)	747
2		International Seaways, Inc. (a)	34
41		Kinder Morgan, Inc.	779

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
13	LUKOIL PJSC, (Russia), ADR	638
14	Marathon Petroleum Corp.	717
4	MOL Hungarian Oil & Gas plc, (Hungary)	288
10	Occidental Petroleum Corp.	589
166	Oil & Natural Gas Corp. Ltd., (India)	403
81	Oil Search Ltd., (Australia)	422
11	OMV AG, (Austria)	564
13	Parsley Energy, Inc., Class A (a)	373
20	PBF Energy, Inc., Class A	441
10	Phillips 66	861
17	Pioneer Natural Resources Co.	2,784
17	Polski Koncern Naftowy ORLEN SA, (Poland)	513
58	PTT PCL, (Thailand)	628
7	Renewable Energy Group, Inc. (a)	92
21	Repsol SA, (Spain) (a)	323
3	REX American Resources Corp. (a)	321
139	Royal Dutch Shell plc, (Netherlands), Class A	3,704
22	Royal Dutch Shell plc, (Netherlands), Class B	585
7	Sanchez Energy Corp. (a)	49
4	SK Innovation Co. Ltd., (South Korea)	608
5	S-Oil Corp., (South Korea)	373
1	Star Petroleum Refining PCL, (Thailand), Class F	—	(h)
426	Star Petroleum Refining PCL, (Thailand), NVDR	183
63	Surgutneftegas OJSC, (Russia), ADR	273
6	Tatneft PJSC, (Russia), ADR	245
3	Tesoro Corp.	234
103	Thai Oil PCL, (Thailand)	240
32	TOTAL SA, (France)	1,590
12	Tupras Turkiye Petrol Rafinerileri A/S, (Turkey)	348
12	Valero Energy Corp.	834
2	Westmoreland Coal Co. (a)	11

		38,390

	Total Energy	42,291

	Financials — 10.8%
	Banks — 5.9%
1	1st Source Corp.	53
180	Akbank TAS, (Turkey)	501
2	BancFirst Corp.	164
139	Banco Bilbao Vizcaya Argentaria SA, (Spain)	1,161
76	Banco do Brasil SA, (Brazil) (a)	617
101	Banco Santander SA, (Spain)	669
5	BancorpSouth, Inc.	138
562	Bank Negara Indonesia Persero Tbk. PT, (Indonesia)	276

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Banks — continued
392		Bank of America Corp.	9,502
1,785		Bank of China Ltd., (China), Class H (a)	875
398		Bank Rakyat Indonesia Persero Tbk. PT, (Indonesia)	454
2		BB&T Corp.	77
23		Bendigo & Adelaide Bank Ltd., (Australia)	192
46		BNP Paribas SA, (France)	3,295
144		BOC Hong Kong Holdings Ltd., (China)	689
—	(h)	Cadence BanCorp (a)	6
4		Capital Bank Financial Corp., Class A	135
2		Cathay General Bancorp	67
6		Central Pacific Financial Corp.	183
—	(h)	Central Valley Community Bancorp	9
1		Chemical Financial Corp.	34
1,522		China Construction Bank Corp., (China), Class H	1,184
225		China Merchants Bank Co. Ltd., (China), Class H	678
197		CIMB Group Holdings Bhd., (Malaysia)	303
134		Citigroup, Inc.	8,967
—	(h)	Citizens & Northern Corp.	11
27		Citizens Financial Group, Inc.	978
1		City Holding Co.	74
13		Comerica, Inc.	921
20		Commonwealth Bank of Australia, (Australia)	1,283
48		Concordia Financial Group Ltd., (Japan)	244
923		CTBC Financial Holding Co. Ltd., (Taiwan) (a)	605
7		CVB Financial Corp.	164
18		Danske Bank A/S, (Denmark)	688
113		DBS Group Holdings Ltd., (Singapore)	1,705
17		DNB ASA, (Norway)	295
15		East West Bancorp, Inc.	893
6		Erste Group Bank AG, (Austria) (a)	237
5		FCB Financial Holdings, Inc., Class A (a)	260
22		Fifth Third Bancorp	563
7		First Commonwealth Financial Corp.	94
1		First Community Bancshares, Inc.	14
1		First Financial Bancorp	33
2		First Hawaiian, Inc.	50
1		First Interstate BancSystem, Inc., Class A	45
12		First Republic Bank	1,208
2		Flushing Financial Corp.	42
2		Fulton Financial Corp.	36
1		Great Western Bancorp, Inc.	24
1		Guaranty Bancorp	20
18		Hana Financial Group, Inc., (South Korea)	698
25		HDFC Bank Ltd., (India), ADR	2,164

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
4		Hope Bancorp, Inc.	67
39		HSBC Holdings plc, (United Kingdom)	361
67		Huntington Bancshares, Inc.	910
1		IBERIABANK Corp.	88
2		Independent Bank Corp.	61
1,354		Industrial & Commercial Bank of China Ltd., (China), Class H (a)	914
23		Industrial Bank of Korea, (South Korea)	290
189		ING Groep NV, (Netherlands)	3,262
5		Investors Bancorp, Inc.	67
82		Itau Unibanco Holding SA, (Brazil), ADR	901
8		KBC Group NV, (Belgium)	638
114		KeyCorp	2,139
97		Kiatnakin Bank PCL, (Thailand)	204
952		Krung Thai Bank PCL, (Thailand)	527
1,249		Lloyds Banking Group plc, (United Kingdom)	1,077
8		M&T Bank Corp.	1,234
1		MainSource Financial Group, Inc.	18
28		Mediobanca SpA, (Italy)	276
302		Mitsubishi UFJ Financial Group, Inc., (Japan)	2,034
—	(h)	National Bank Holdings Corp., Class A	14
37		Natixis SA, (France)	247
19		Nedbank Group Ltd., (South Africa)	298
4		OFG Bancorp, (Puerto Rico)	41
14		OTP Bank plc, (Hungary)	476
56		Oversea-Chinese Banking Corp. Ltd., (Singapore)	436
1		PacWest Bancorp	57
3		People’s United Financial, Inc.	59
14		PNC Financial Services Group, Inc. (The)	1,809
17		Regions Financial Corp.	243
72		Sberbank of Russia PJSC, (Russia), ADR	749
16		Shinhan Financial Group Co. Ltd., (South Korea)	708
1		Sierra Bancorp	13
1		Simmons First National Corp., Class A	38
51		Skandinaviska Enskilda Banken AB, (Sweden), Class A	623
—	(h)	Southside Bancshares, Inc.	13
1		Southwest Bancorp, Inc.	22
54		Standard Bank Group Ltd., (South Africa)	590
239		Standard Chartered plc, (United Kingdom) (a)	2,418
76		Sumitomo Mitsui Financial Group, Inc., (Japan)	2,956
47		SunTrust Banks, Inc.	2,681
—	(h)	SVB Financial Group (a)	50
71		Svenska Handelsbanken AB, (Sweden), Class A	1,015

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Banks — continued
26		Swedbank AB, (Sweden), Class A	634
6		Sydbank A/S, (Denmark)	231
5		TCF Financial Corp.	73
21		Thanachart Capital PCL, (Thailand)	29
81		Tisco Financial Group PCL, (Thailand)	181
2		Trustmark Corp.	51
117		Turkiye Halk Bankasi A/S, (Turkey)	437
1		UMB Financial Corp.	82
44		UniCredit SpA, (Italy) (a)	816
5		Union Bankshares Corp.	186
18		US Bancorp	955
1		Webster Financial Corp.	55
75		Wells Fargo & Co.	4,155
1		West Bancorp, Inc.	17
5		Westamerica Bancorp	252
12		Westpac Banking Corp., (Australia)	288
1		Zions Bancorp	44

			82,688

		Capital Markets — 1.4%
49		3i Group plc, (United Kingdom)	574
6		Ameriprise Financial, Inc.	804
7		Bank of New York Mellon Corp. (The)	359
2		BlackRock, Inc.	845
66		Charles Schwab Corp. (The)	2,835
10		Deutsche Boerse AG, (Germany)	1,035
1		Federated Investors, Inc., Class B	18
1		Goldman Sachs Group, Inc. (The)	237
—	(h)	Houlihan Lokey, Inc.	8
4		Intercontinental Exchange, Inc.	264
14		Invesco Ltd.	475
3		KCG Holdings, Inc., Class A (a)	52
9		Lazard Ltd., Class A	406
1		MarketAxess Holdings, Inc.	191
97		Morgan Stanley	4,342
89		Moscow Exchange MICEX-RTS PJSC, (Russia)	158
2		MSCI, Inc.	247
8		Nasdaq, Inc.	576
7		Northern Trust Corp.	632
8		S&P Global, Inc.	1,226
6		Schroders plc, (United Kingdom)	246
2		State Street Corp.	212
—	(h)	Stifel Financial Corp. (a)	17
15		T Rowe Price Group, Inc.	1,113
180		UBS Group AG (Registered), (Switzerland) (a)	3,060

SHARES		SECURITY DESCRIPTION	VALUE($)

		Capital Markets — continued
—	(h)	Virtus Investment Partners, Inc.	42

			19,974

		Consumer Finance — 0.3%
30		Ally Financial, Inc.	631
1		American Express Co.	111
26		Capital One Financial Corp.	2,162
—	(h)	Credit Acceptance Corp. (a)	51
18		Discover Financial Services	1,112
9		EZCORP, Inc., Class A (a)	72
3		Navient Corp.	52
2		Nelnet, Inc., Class A	71
—	(h)	Regional Management Corp. (a)	8

			4,270

		Diversified Financial Services — 0.2%
5		Berkshire Hathaway, Inc., Class B (a)	803
30		Challenger Ltd., (Australia)	303
390		Fubon Financial Holding Co. Ltd., (Taiwan) (a)	621
45		Mitsubishi UFJ Lease & Finance Co. Ltd., (Japan)	247
59		ORIX Corp., (Japan)	919
82		Rural Electrification Corp. Ltd., (India)	217
1		Voya Financial, Inc.	28

			3,138

		Insurance — 2.8%
187		AIA Group Ltd., (Hong Kong)	1,370
—	(h)	Alleghany Corp. (a)	189
10		Allianz SE (Registered), (Germany)	1,891
12		Allied World Assurance Co. Holdings AG	630
1		Allstate Corp. (The)	71
—	(h)	Ambac Financial Group, Inc. (a)	6
1		American Equity Investment Life Holding Co.	19
57		American International Group, Inc.	3,558
6		Arch Capital Group Ltd. (a)	522
16		Arthur J Gallagher & Co.	908
1		Aspen Insurance Holdings Ltd., (Bermuda)	26
10		ASR Nederland NV, (Netherlands)	326
4		Assured Guaranty Ltd.	150
7		Athene Holding Ltd., Class A (a)	342
40		Aviva plc, (United Kingdom)	275
75		AXA SA, (France)	2,060
29		Beazley plc, (United Kingdom)	182
—	(h)	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	6
23		Chubb Ltd.	3,363

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Insurance — continued
22		CNO Financial Group, Inc.	469
2		Everest Re Group Ltd.	535
1		First American Financial Corp.	51
—	(h)	Global Indemnity Ltd., (Cayman Islands) (a)	16
2		Hannover Rueck SE, (Germany)	265
41		Hartford Financial Services Group, Inc. (The)	2,138
10		Hiscox Ltd., (United Kingdom)	170
7		Hyundai Marine & Fire Insurance Co. Ltd., (South Korea)	255
1		Kemper Corp.	57
11		Lincoln National Corp.	774
37		Loews Corp.	1,732
4		Marsh & McLennan Cos., Inc.	281
11		MBIA, Inc. (a)	101
39		MetLife, Inc.	2,131
10		MS&AD Insurance Group Holdings, Inc., (Japan)	347
2		Navigators Group, Inc. (The)	96
308		PICC Property & Casualty Co. Ltd., (China), Class H	514
196		Ping An Insurance Group Co. of China Ltd., (China), Class H	1,291
2		Primerica, Inc.	136
1		ProAssurance Corp.	84
17		Prudential Financial, Inc.	1,819
150		Prudential plc, (United Kingdom)	3,444
3		RenaissanceRe Holdings Ltd., (Bermuda)	459
22		Sompo Holdings, Inc., (Japan)	866
—	(h)	Stewart Information Services Corp.	13
1		Swiss Life Holding AG (Registered), (Switzerland) (a)	283
11		Swiss Re AG, (Switzerland)	964
2		Third Point Reinsurance Ltd., (Bermuda) (a)	31
24		Tokio Marine Holdings, Inc., (Japan)	1,015
3		Topdanmark A/S, (Denmark) (a)	90
7		Travelers Cos., Inc. (The)	886
1		Universal Insurance Holdings, Inc.	13
11		Unum Group	504
3		Validus Holdings Ltd.	140
—	(h)	White Mountains Insurance Group Ltd.	148
4		Zurich Insurance Group AG, (Switzerland)	1,060

			39,072

		Mortgage Real Estate Investment Trusts (REITs) — 0.1%
12		Capstead Mortgage Corp.	130
7		Chimera Investment Corp.	127
31		CYS Investments, Inc.	258

SHARES		SECURITY DESCRIPTION	VALUE($)

		Mortgage Real Estate Investment Trusts (REITs) — continued
41		Two Harbors Investment Corp.	405

			920

		Thrifts & Mortgage Finance — 0.1%
—	(h)	BankFinancial Corp.	6
12		Beneficial Bancorp, Inc.	173
—	(h)	Capitol Federal Financial, Inc.	6
1		Charter Financial Corp.	23
—	(h)	First Defiance Financial Corp.	21
32		Housing Development Finance Corp. Ltd., (India)	792
6		Kearny Financial Corp.	84
11		Meridian Bancorp, Inc.	183
5		MGIC Investment Corp. (a)	52
2		NMI Holdings, Inc., Class A (a)	25
10		Northfield Bancorp, Inc.	173
3		Walker & Dunlop, Inc. (a)	133

			1,671

		Total Financials	151,733

		Health Care — 6.4%
		Biotechnology — 0.9%
1		AbbVie, Inc.	94
2		ACADIA Pharmaceuticals, Inc. (a)	48
15		Achillion Pharmaceuticals, Inc. (a)	68
4		Aimmune Therapeutics, Inc. (a)	83
4		Alder Biopharmaceuticals, Inc. (a)	43
1		Alexion Pharmaceuticals, Inc. (a)	149
4		Amgen, Inc.	761
11		Amicus Therapeutics, Inc. (a)	107
5		Arena Pharmaceuticals, Inc. (a)	85
1		Avexis, Inc. (a)	72
2		Bellicum Pharmaceuticals, Inc. (a)	26
1		Biogen, Inc. (a)	352
3		Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	75
—	(h)	BioMarin Pharmaceutical, Inc. (a)	25
4		Cara Therapeutics, Inc. (a)	55
3		Celgene Corp. (a)	439
4		CytomX Therapeutics, Inc. (a)	60
2		Edge Therapeutics, Inc. (a)	19
17		Exact Sciences Corp. (a)	615
3		Flexion Therapeutics, Inc. (a)	54
5		Genmab A/S, (Denmark) (a)	1,136
35		Gilead Sciences, Inc.	2,483
3		Global Blood Therapeutics, Inc. (a)	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Biotechnology — continued
4		Incyte Corp. (a)	566
—	(h)	Karyopharm Therapeutics, Inc. (a)	4
9		Kite Pharma, Inc. (a)	920
3		Mersana Therapeutics, Inc. (a)	41
3		Myriad Genetics, Inc. (a)	83
2		Prothena Corp. plc, (Ireland) (a)	87
3		Sage Therapeutics, Inc. (a)	237
3		Sarepta Therapeutics, Inc. (a)	94
2		Selecta Biosciences, Inc. (a)	35
3		Seres Therapeutics, Inc. (a)	34
30		Shire plc	1,681
7		Spark Therapeutics, Inc. (a)	407
25		Synergy Pharmaceuticals, Inc. (a)	109
6		TG Therapeutics, Inc. (a)	58
2		Ultragenyx Pharmaceutical, Inc. (a)	93
4		Versartis, Inc. (a)	74
15		Vertex Pharmaceuticals, Inc. (a)	1,894
3		Xencor, Inc. (a)	66

			13,409

		Health Care Equipment & Supplies — 0.7%
8		Abbott Laboratories	367
16		Baxter International, Inc.	993
1		Becton Dickinson and Co.	234
119		Boston Scientific Corp. (a)	3,296
101		ConvaTec Group plc, (United Kingdom) (a) (e)	419
—	(h)	Cooper Cos., Inc. (The)	31
2		Danaher Corp.	139
6		Essilor International SA, (France)	777
3		Halyard Health, Inc. (a)	127
9		Hologic, Inc. (a)	404
6		Hoya Corp., (Japan)	297
3		IDEXX Laboratories, Inc. (a)	533
1		Intuitive Surgical, Inc. (a)	475
4		Masimo Corp. (a)	397
4		Orthofix International NV (a)	168
6		St Shine Optical Co. Ltd., (Taiwan)	125
—	(h)	Utah Medical Products, Inc.	29
12		Wright Medical Group NV (a)	333
1		Zimmer Biomet Holdings, Inc.	117

			9,261

		Health Care Providers & Services — 1.8%
25		Acadia Healthcare Co., Inc. (a)	1,220
12		Aetna, Inc.	1,814
5		Anthem, Inc.	941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
3	Cigna Corp.	485
5	Civitas Solutions, Inc. (a)	86
11	Cross Country Healthcare, Inc. (a)	144
6	Express Scripts Holding Co. (a)	364
6	Fresenius Medical Care AG & Co. KGaA, (Germany)	585
11	Fresenius SE & Co. KGaA, (Germany)	937
13	Genesis Healthcare, Inc. (a)	23
9	HCA Healthcare, Inc. (a)	746
12	Humana, Inc.	2,975
5	Kindred Healthcare, Inc.	56
1	Landauer, Inc.	70
2	McKesson Corp.	280
4	Molina Healthcare, Inc. (a)	252
7	Owens & Minor, Inc.	218
2	Qualicorp SA, (Brazil)	18
3	Quest Diagnostics, Inc.	300
92	Sinopharm Group Co. Ltd., (China), Class H (a)	414
9	Teladoc, Inc. (a)	300
9	Tivity Health, Inc. (a)	361
63	UnitedHealth Group, Inc.	11,768
4	WellCare Health Plans, Inc. (a)	665

		25,022

	Health Care Technology — 0.1%
22	Evolent Health, Inc., Class A (a)	553
5	HMS Holdings Corp. (a)	85
9	Veeva Systems, Inc., Class A (a)	554

		1,192

	Life Sciences Tools & Services — 0.2%
33	Agilent Technologies, Inc.	1,963
5	Illumina, Inc. (a)	904
1	INC Research Holdings, Inc., Class A (a)	76
1	Thermo Fisher Scientific, Inc.	180
7	VWR Corp. (a)	228

		3,351

	Pharmaceuticals — 2.7%
12	Allergan plc	2,813
83	Astellas Pharma, Inc., (Japan)	1,015
12	AstraZeneca plc, (United Kingdom)	792
16	Bayer AG (Registered), (Germany)	2,010
17	Bristol-Myers Squibb Co.	926
32	Eli Lilly & Co.	2,644
57	GlaxoSmithKline plc, (United Kingdom)	1,210

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Pharmaceuticals — continued
67		Indivior plc, (United Kingdom) (a)	271
5		Jazz Pharmaceuticals plc (a)	849
16		Johnson & Johnson	2,159
64		Merck & Co., Inc.	4,116
5		MyoKardia, Inc. (a)	69
5		Nektar Therapeutics (a)	95
27		Novartis AG (Registered), (Switzerland)	2,235
38		Novo Nordisk A/S, (Denmark), Class B	1,621
2		Pacira Pharmaceuticals, Inc. (a)	89
3		Paratek Pharmaceuticals, Inc. (a)	77
223		Pfizer, Inc.	7,482
1		Prestige Brands Holdings, Inc. (a)	33
3		Reata Pharmaceuticals, Inc., Class A (a)	89
16		Revance Therapeutics, Inc. (a)	422
18		Roche Holding AG, (Switzerland)	4,575
21		Sanofi, (France)	1,990
5		Shionogi & Co. Ltd., (Japan)	279
384		Sihuan Pharmaceutical Holdings Group Ltd., (China)	161
16		Teva Pharmaceutical Industries Ltd., (Israel), ADR	527
52		TherapeuticsMD, Inc. (a)	274

			38,823

		Total Health Care	91,058

		Industrials — 6.9%
		Aerospace & Defense — 1.0%
2		AAR Corp.	59
13		Airbus SE, (France)	1,105
8		Boeing Co. (The)	1,621
6		Curtiss-Wright Corp.	569
6		DigitalGlobe, Inc. (a)	191
18		General Dynamics Corp.	3,573
7		L3 Technologies, Inc.	1,201
98		Meggitt plc, (United Kingdom)	609
1		Moog, Inc., Class A (a)	91
9		Northrop Grumman Corp.	2,346
45		QinetiQ Group plc, (United Kingdom)	159
10		Safran SA, (France)	926
1		Textron, Inc.	32
10		Thales SA, (France)	1,062
11		United Technologies Corp.	1,345

			14,889

		Air Freight & Logistics — 0.1%
—	(h)	FedEx Corp.	65

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — continued
37	Yamato Holdings Co. Ltd., (Japan)	756

		821

	Airlines — 0.8%
24	Air France-KLM, (France) (a)	349
405	AirAsia Bhd., (Malaysia)	307
2	Alaska Air Group, Inc.	148
9	Copa Holdings SA, (Panama), Class A	1,110
58	Delta Air Lines, Inc.	3,117
14	Deutsche Lufthansa AG (Registered), (Germany)	327
66	International Consolidated Airlines Group SA, (United Kingdom)	525
38	Japan Airlines Co. Ltd., (Japan)	1,171
139	Qantas Airways Ltd., (Australia)	611
22	Southwest Airlines Co.	1,353
28	United Continental Holdings, Inc. (a)	2,085

		11,103

	Building Products — 0.4%
2	Allegion plc	150
7	Asahi Glass Co. Ltd., (Japan)	304
9	Continental Building Products, Inc. (a)	205
20	Daikin Industries Ltd., (Japan)	2,072
14	Fortune Brands Home & Security, Inc.	932
3	Gibraltar Industries, Inc. (a)	93
6	Lennox International, Inc.	1,171
4	Masco Corp.	170
4	Nichias Corp., (Japan)	46
3	Ply Gem Holdings, Inc. (a)	58
16	Polypipe Group plc, (United Kingdom)	79

		5,280

	Commercial Services & Supplies — 0.3%
26	ACCO Brands Corp. (a)	308
2	ARC Document Solutions, Inc. (a)	7
9	CECO Environmental Corp.	83
14	Copart, Inc. (a)	438
2	Deluxe Corp.	152
6	Ennis, Inc.	118
1	Essendant, Inc.	19
1	Interface, Inc.	27
5	Loomis AB, (Sweden), Class B	188
8	SPIE SA, (France)	226
2	VSE Corp.	90
39	Waste Connections, Inc., (Canada)	2,514
4	West Corp.	99

		4,269

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Construction & Engineering — 0.3%
7		ACS Actividades de Construccion y Servicios SA, (Spain)	278
5		EMCOR Group, Inc.	298
2		HOCHTIEF AG, (Germany)	408
6		Hyundai Engineering & Construction Co. Ltd., (South Korea)	242
62		Kajima Corp., (Japan)	524
1		MasTec, Inc. (a)	51
3		MYR Group, Inc. (a)	80
11		NCC AB, (Sweden), Class B	296
32		Obayashi Corp., (Japan)	371
15		Peab AB, (Sweden)	188
39		Penta-Ocean Construction Co. Ltd., (Japan)	219
41		Taisei Corp., (Japan)	375
64		Tekfen Holding A/S, (Turkey)	157
5		Vinci SA, (France)	448

			3,935

		Electrical Equipment — 0.6%
31		ABB Ltd. (Registered), (Switzerland)	771
4		Acuity Brands, Inc.	795
25		Eaton Corp. plc	1,971
—	(h)	EnerSys	15
45		Fuji Electric Co. Ltd., (Japan)	238
3		Generac Holdings, Inc. (a)	110
21		Mitsubishi Electric Corp., (Japan)	301
8		Nidec Corp., (Japan)	863
14		Philips Lighting NV, (Netherlands) (e)	517
2		Powell Industries, Inc.	60
3		Rockwell Automation, Inc.	518
21		Schneider Electric SE, (France) (a)	1,614
7		Vestas Wind Systems A/S, (Denmark)	655

			8,428

		Industrial Conglomerates — 0.8%
8		Carlisle Cos., Inc.	792
86		CK Hutchison Holdings Ltd., (Hong Kong)	1,079
170		General Electric Co.	4,600
13		Honeywell International, Inc.	1,770
17		Siemens AG (Registered), (Germany)	2,298
112		Turkiye Sise ve Cam Fabrikalari A/S, (Turkey)	146

			10,685

		Machinery — 1.5%
4		Actuant Corp., Class A	108
9		Atlas Copco AB, (Sweden), Class A	346
7		Briggs & Stratton Corp.	161

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — continued
3		Cummins, Inc.	519
20		Deere & Co.	2,497
45		DMG Mori Co. Ltd., (Japan)	751
5		Douglas Dynamics, Inc.	178
8		Dover Corp.	667
4		FANUC Corp., (Japan)	852
—	(h)	Fortive Corp.	26
—	(h)	Georg Fischer AG (Registered), (Switzerland)	242
1		Graham Corp.	15
1		Harsco Corp. (a)	21
4		Illinois Tool Works, Inc.	580
29		Ingersoll-Rand plc	2,688
5		John Bean Technologies Corp.	469
1		Kadant, Inc.	111
37		Komatsu Ltd., (Japan)	960
65		Kubota Corp., (Japan)	1,099
24		Makita Corp., (Japan)	874
4		Middleby Corp. (The) (a)	455
7		Oshkosh Corp.	481
3		PACCAR, Inc.	228
4		Parker-Hannifin Corp.	603
3		SMC Corp., (Japan)	978
1		Snap-on, Inc.	156
27		Stanley Black & Decker, Inc.	3,744
6		Wabash National Corp.	142
7		WABCO Holdings, Inc. (a)	872
11		Wartsila OYJ Abp, (Finland)	629

			21,452

		Marine — 0.0% (g)
9		Costamare, Inc., (Monaco)	68
3		Dfds A/S, (Denmark)	155
4		Matson, Inc.	107

			330

		Professional Services — 0.2%
13		Acacia Research Corp. (a)	52
8		Adecco Group AG (Registered), (Switzerland)	601
4		Barrett Business Services, Inc.	215
5		Equifax, Inc.	689
1		Franklin Covey Co. (a)	28
6		Huron Consulting Group, Inc. (a)	270
5		ManpowerGroup, Inc.	569
2		Meitec Corp., (Japan)	81
29		Pagegroup plc, (United Kingdom)	178
34		RELX NV, (United Kingdom)	702

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
1	TriNet Group, Inc. (a)	20
2	WageWorks, Inc. (a)	146

		3,551

	Road & Rail — 0.5%
2	ArcBest Corp.	49
1	Canadian Pacific Railway Ltd., (Canada)	116
2	Central Japan Railway Co., (Japan)	376
17	Norfolk Southern Corp.	2,024
7	Old Dominion Freight Line, Inc.	691
1	Schneider National, Inc., Class B	24
5	Swift Transportation Co. (a)	121
28	Union Pacific Corp.	3,028
3	YRC Worldwide, Inc. (a)	29

		6,458

	Trading Companies & Distributors — 0.3%
2	Applied Industrial Technologies, Inc.	91
18	Barloworld Ltd., (South Africa)	149
3	DXP Enterprises, Inc. (a)	95
1	HD Supply Holdings, Inc. (a)	27
61	Mitsubishi Corp., (Japan)	1,280
9	MRC Global, Inc. (a)	152
15	Sumitomo Corp., (Japan)	193
7	Titan Machinery, Inc. (a)	119
21	Travis Perkins plc, (United Kingdom)	396
3	United Rentals, Inc. (a)	372
22	Wolseley plc, (Switzerland)	1,320

		4,194

	Transportation Infrastructure — 0.1%
3	Aena SA, (Spain) (e)	573
2	Flughafen Zurich AG, (Switzerland)	380
178	Shenzhen Expressway Co. Ltd., (China), Class H	162
188	Zhejiang Expressway Co. Ltd., (China), Class H	246

		1,361

	Total Industrials	96,756

	Information Technology — 10.9%
	Communications Equipment — 0.2%
63	Accton Technology Corp., (Taiwan)	161
5	Arista Networks, Inc. (a)	739
76	BYD Electronic International Co. Ltd., (China)	150
3	Ciena Corp. (a)	64
37	Cisco Systems, Inc.	1,162
9	CommScope Holding Co., Inc. (a)	331
10	Extreme Networks, Inc. (a)	91

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — continued
4		InterDigital, Inc.	274
4		Palo Alto Networks, Inc. (a)	496

			3,468

		Electronic Equipment, Instruments & Components — 0.8%
55		AAC Technologies Holdings, Inc., (China)	681
14		Amphenol Corp., Class A	1,066
8		Arrow Electronics, Inc. (a)	612
2		Bel Fuse, Inc., Class B	46
9		Benchmark Electronics, Inc. (a)	279
76		Coretronic Corp., (Taiwan)	104
36		Corning, Inc.	1,084
54		Elite Material Co. Ltd., (Taiwan)	262
1		ePlus, Inc. (a)	70
80		FLEXium Interconnect, Inc., (Taiwan)	301
47		General Interface Solution Holding Ltd., (Taiwan)	348
50		Hitachi Ltd., (Japan)	308
4		Jenoptik AG, (Germany)	117
—	(h)	KEMET Corp. (a)	1
6		Keyence Corp., (Japan)	2,465
34		Kingboard Chemical Holdings Ltd., (Hong Kong)	135
115		Kingboard Laminates Holdings Ltd., (Hong Kong)	139
8		Knowles Corp. (a)	133
5		Largan Precision Co. Ltd., (Taiwan)	796
57		Merry Electronics Co. Ltd., (Taiwan)	353
12		Partron Co. Ltd., (South Korea)	112
—	(h)	ScanSource, Inc. (a)	12
4		SFA Engineering Corp., (South Korea)	138
5		TE Connectivity Ltd.	370
3		Tech Data Corp. (a)	258
—	(h)	TTM Technologies, Inc. (a)	7
14		Venture Corp. Ltd., (Singapore)	118
7		Vishay Intertechnology, Inc.	113
71		Zhen Ding Technology Holding Ltd., (Taiwan)	168

			10,596

		Internet Software & Services — 2.3%
9		Alibaba Group Holding Ltd., (China), ADR (a)	1,232
6		Alphabet, Inc., Class A (a)	5,624
12		Alphabet, Inc., Class C (a)	10,550
4		Baidu, Inc., (China), ADR (a)	725
4		Bankrate, Inc. (a)	52
4		Cloudera, Inc. (a)	60
4		DHI Group, Inc. (a)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Internet Software & Services — continued
37		eBay, Inc. (a)	1,299
47		Facebook, Inc., Class A (a)	7,076
25		GoDaddy, Inc., Class A (a)	1,061
2		Liquidity Services, Inc. (a)	12
3		NetEase, Inc., (China), ADR	893
3		Nutanix, Inc., Class A (a)	54
2		Okta, Inc. (a)	45
—	(h)	Stamps.com, Inc. (a)	31
79		Tencent Holdings Ltd., (China)	2,820
6		Tintri, Inc. (a)	44
—	(h)	VeriSign, Inc. (a)	37
6		Web.com Group, Inc. (a)	151
3		Yelp, Inc. (a)	99
3		Yext, Inc. (a)	36

			31,911

		IT Services — 1.5%
35		Accenture plc, Class A	4,331
6		Amadeus IT Group SA, (Spain)	343
4		Atos SE, (France)	539
1		Automatic Data Processing, Inc.	56
13		Capgemini SE, (France)	1,352
28		Computershare Ltd., (Australia)	302
4		Convergys Corp.	84
2		CSG Systems International, Inc.	86
7		DXC Technology Co.	524
1		Euronet Worldwide, Inc. (a)	46
1		EVERTEC, Inc., (Puerto Rico)	12
3		Fidelity National Information Services, Inc.	286
12		Global Payments, Inc.	1,105
3		International Business Machines Corp.	516
13		Mastercard, Inc., Class A	1,549
1		Paychex, Inc.	54
31		PayPal Holdings, Inc. (a)	1,683
2		Science Applications International Corp.	118
1		Sopra Steria Group, (France)	95
5		Travelport Worldwide Ltd.	70
88		TravelSky Technology Ltd., (China), Class H	259
14		Unisys Corp. (a)	183
18		Vantiv, Inc., Class A (a)	1,170
74		Visa, Inc., Class A	6,967
1		WEX, Inc. (a)	101

			21,831

		Semiconductors & Semiconductor Equipment — 2.2%
1		Advanced Energy Industries, Inc. (a)	34

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — continued
5		Alpha & Omega Semiconductor Ltd. (a)	79
10		Amkor Technology, Inc. (a)	95
40		Analog Devices, Inc.	3,077
52		Applied Materials, Inc.	2,133
15		ASML Holding NV, (Netherlands)	1,934
15		Broadcom Ltd.	3,431
11		Cavium, Inc. (a)	679
6		Cohu, Inc.	102
6		Dialog Semiconductor plc, (United Kingdom) (a)	236
54		Infineon Technologies AG, (Germany)	1,147
4		Integrated Device Technology, Inc. (a)	115
4		KLA-Tencor Corp.	329
8		Lam Research Corp.	1,073
3		Maxim Integrated Products, Inc.	144
17		Microchip Technology, Inc.	1,321
9		NVIDIA Corp.	1,288
9		QUALCOMM, Inc.	514
90		Renesas Electronics Corp., (Japan) (a)	785
4		SCREEN Holdings Co. Ltd., (Japan)	254
—	(h)	Silicon Laboratories, Inc. (a)	26
14		SK Hynix, Inc., (South Korea)	826
4		Synaptics, Inc. (a)	190
95		Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	3,308
3		Teradyne, Inc.	99
72		Texas Instruments, Inc.	5,502
9		Tokyo Electron Ltd., (Japan)	1,257
2		Xcerra Corp. (a)	21
336		Xinyi Solar Holdings Ltd., (China)	96
10		Xperi Corp.	288

			30,383

		Software — 2.1%
5		ACI Worldwide, Inc. (a)	107
22		Adobe Systems, Inc. (a)	3,178
6		Aspen Technology, Inc. (a)	344
3		Barracuda Networks, Inc. (a)	63
—	(h)	Blackline, Inc. (a)	12
5		Check Point Software Technologies Ltd., (Israel) (a)	545
17		Electronic Arts, Inc. (a)	1,791
2		Fair Isaac Corp.	227
7		Guidewire Software, Inc. (a)	505
278		IGG, Inc., (Singapore)	428
1		Manhattan Associates, Inc. (a)	43
191		Microsoft Corp.	13,138

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Software — continued
1		NCSoft Corp., (South Korea)	480
16		Oracle Corp.	791
9		Progress Software Corp.	283
1		Proofpoint, Inc. (a)	43
1		Qualys, Inc. (a)	38
12		salesforce.com, Inc. (a)	1,057
13		SAP SE, (Germany)	1,374
7		ServiceNow, Inc. (a)	729
22		Snap, Inc., Class A (a)	383
13		Splunk, Inc. (a)	725
15		Symantec Corp.	410
6		Synchronoss Technologies, Inc. (a)	99
14		Take-Two Interactive Software, Inc. (a)	1,043
2		VASCO Data Security International, Inc. (a)	27
15		VMware, Inc., Class A (a)	1,268
1		Workday, Inc., Class A (a)	63
2		Workiva, Inc. (a)	43
8		Zix Corp. (a)	47

			29,284

		Technology Hardware, Storage & Peripherals — 1.8%
116		Apple, Inc.	16,759
14		Brother Industries Ltd., (Japan)	317
23		Catcher Technology Co. Ltd., (Taiwan)	274
32		Hewlett Packard Enterprise Co.	528
88		HP, Inc.	1,540
11		Logitech International SA (Registered), (Switzerland)	389
41		Micro-Star International Co. Ltd., (Taiwan) (a)	95
7		NCR Corp. (a)	265
4		Neopost SA, (France)	195
97		Pegatron Corp., (Taiwan)	303
3		Samsung Electronics Co. Ltd., (South Korea)	5,255
2		Seagate Technology plc	58

			25,978

		Total Information Technology	153,451

		Materials — 2.5%
		Chemicals — 0.7%
6		AdvanSix, Inc. (a)	180
10		Akzo Nobel NV, (Netherlands)	845
—	(h)	Albemarle Corp.	45
2		American Vanguard Corp.	26
3		Arkema SA, (France)	270
1		Celanese Corp., Series A	62
9		Chr Hansen Holding A/S, (Denmark)	686

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — continued
7		Covestro AG, (Germany) (e)	543
3		Dow Chemical Co. (The)	194
4		Eastman Chemical Co.	317
6		EI du Pont de Nemours & Co.	474
7		Evonik Industries AG, (Germany)	212
3		FutureFuel Corp.	44
9		Hitachi Chemical Co. Ltd., (Japan)	276
19		Huntsman Corp.	481
3		Hyosung Corp., (South Korea)	407
—	(h)	Koppers Holdings, Inc. (a)	12
17		Kuraray Co. Ltd., (Japan)	315
1		Lenzing AG, (Austria)	99
2		Minerals Technologies, Inc.	168
60		Mitsui Chemicals, Inc., (Japan)	319
6		Mosaic Co. (The)	130
7		Nitto Denko Corp., (Japan)	545
1		Olin Corp.	24
5		OMNOVA Solutions, Inc. (a)	52
21		Orica Ltd., (Australia)	332
6		Rayonier Advanced Materials, Inc.	97
12		Shin-Etsu Chemical Co. Ltd., (Japan)	1,074
—	(h)	Sika AG, (Switzerland)	578
12		Sumitomo Bakelite Co. Ltd., (Japan)	85
48		Sumitomo Chemical Co. Ltd., (Japan)	277
3		Trinseo SA	228

			9,397

		Construction Materials — 0.4%
81		Anhui Conch Cement Co. Ltd., (China), Class H	282
9		Eagle Materials, Inc.	829
8		Imerys SA, (France)	671
16		LafargeHolcim Ltd., (Switzerland) (a)	912
3		Martin Marietta Materials, Inc.	702
57		Taiheiyo Cement Corp., (Japan)	209
12		Vulcan Materials Co.	1,537

			5,142

		Containers & Packaging — 0.2%
26		Ball Corp.	1,088
2		Berry Global Group, Inc. (a)	86
2		Crown Holdings, Inc. (a)	118
48		Graphic Packaging Holding Co.	657
1		Myers Industries, Inc.	12
28		WestRock Co.	1,609

			3,570

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — 1.0%
5	AK Steel Holding Corp. (a)	33
1	Alcoa Corp.	39
290	Alrosa PJSC, (Russia)	426
15	Anglo American plc, (United Kingdom) (a)	202
92	Antofagasta plc, (Chile)	963
5	APERAM SA, (Luxembourg)	243
8	ArcelorMittal, (Luxembourg) (a)	189
5	Aurubis AG, (Germany)	407
70	BHP Billiton Ltd., (Australia)	1,239
9	Boliden AB, (Sweden)	247
1	Carpenter Technology Corp.	40
152	Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	305
51	Fortescue Metals Group Ltd., (Australia)	205
180	Glencore plc, (Switzerland) (a)	673
116	Hoa Phat Group JSC, (Vietnam)	164
10	KGHM Polska Miedz SA, (Poland)	285
16	Magnitogorsk Iron & Steel Works PJSC, (Russia), GDR	120
23	MMC Norilsk Nickel PJSC, (Russia), ADR	321
12	Newmont Mining Corp.	383
52	Nippon Steel & Sumitomo Metal Corp., (Japan)	1,169
202	Norsk Hydro ASA, (Norway)	1,116
1	Nucor Corp.	69
3	POSCO, (South Korea)	629
15	Rio Tinto Ltd., (United Kingdom)	718
55	Rio Tinto plc, (United Kingdom)	2,347
18	Severstal PJSC, (Russia), GDR	232
114	South32 Ltd., (Australia)	235
13	Steel Dynamics, Inc.	480
1	SunCoke Energy, Inc. (a)	11
107	Vale SA, (Brazil), ADR	940
76	Vedanta Ltd., (India)	291
1	Warrior Met Coal, Inc.	15
4	Worthington Industries, Inc.	180

		14,916

	Paper & Forest Products — 0.2%
1	Domtar Corp.	32
15	Fibria Celulose SA, (Brazil)	154
15	KapStone Paper and Packaging Corp.	307
168	Lee & Man Paper Manufacturing Ltd., (Hong Kong)	156
220	Nine Dragons Paper Holdings Ltd., (Hong Kong)	293
14	Sappi Ltd., (South Africa)	95

SHARES		SECURITY DESCRIPTION	VALUE($)

		Paper & Forest Products — continued
46		UPM-Kymmene OYJ, (Finland)	1,301

			2,338

		Total Materials	35,363

		Real Estate — 1.4%
		Equity Real Estate Investment Trusts (REITs) — 0.9%
2		American Assets Trust, Inc.	77
28		American Homes 4 Rent, Class A	628
10		American Tower Corp.	1,270
13		Ashford Hospitality Trust, Inc.	80
1		AvalonBay Communities, Inc.	242
1		Boston Properties, Inc.	80
32		Brixmor Property Group, Inc.	568
—	(h)	Camden Property Trust	30
2		CBL & Associates Properties, Inc.	18
3		CoreSite Realty Corp.	339
1		CubeSmart	34
2		DCT Industrial Trust, Inc.	90
2		DiamondRock Hospitality Co.	23
—	(h)	Digital Realty Trust, Inc.	49
6		EastGroup Properties, Inc.	538
405		Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, (Turkey) (a)	338
—	(h)	EPR Properties	7
—	(h)	Equinix, Inc.	107
5		Equity Commonwealth (a)	142
1		Equity LifeStyle Properties, Inc.	45
1		Extra Space Storage, Inc.	87
1		Federal Realty Investment Trust	67
1		First Industrial Realty Trust, Inc.	30
2		Franklin Street Properties Corp.	20
—	(h)	Gladstone Commercial Corp.	9
159		Goodman Group, (Australia)	958
2		Government Properties Income Trust	36
3		HCP, Inc.	87
4		Hersha Hospitality Trust	68
1		Highwoods Properties, Inc.	39
2		Hospitality Properties Trust	63
1		InfraREIT, Inc.	12
32		Kimco Realty Corp.	592
23		Klepierre, (France)	955
2		LTC Properties, Inc.	113
2		Mack-Cali Realty Corp.	52
5		Mid-America Apartment Communities, Inc.	537
2		Monogram Residential Trust, Inc.	18

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Equity Real Estate Investment Trusts (REITs) — continued
—	(h)	National Retail Properties, Inc.	11
1		Omega Healthcare Investors, Inc.	16
22		Outfront Media, Inc.	497
6		Park Hotels & Resorts, Inc.	171
1		Pennsylvania REIT	12
3		Potlatch Corp.	135
25		Prologis, Inc.	1,451
—	(h)	PS Business Parks, Inc.	50
1		Public Storage	202
4		Ramco-Gershenson Properties Trust	50
26		Rayonier, Inc.	757
1		Regency Centers Corp.	37
10		RLJ Lodging Trust	200
1		Saul Centers, Inc.	59
1		Summit Hotel Properties, Inc.	13
1		Taubman Centers, Inc.	42
1		Vornado Realty Trust	113
11		Weyerhaeuser Co.	382

			12,646

		Real Estate Management & Development — 0.5%
1		Alexander & Baldwin, Inc.	26
40		CBRE Group, Inc., Class A (a)	1,474
143		Cheung Kong Property Holdings Ltd., (Hong Kong)	1,115
120		China Overseas Land & Investment Ltd., (China)	351
322		China Resources Land Ltd., (China)	938
8		Forestar Group, Inc. (a)	145
45		Hongkong Land Holdings Ltd., (Hong Kong)	333
75		Mitsui Fudosan Co. Ltd., (Japan)	1,797
9		Savills plc, (United Kingdom)	101
—	(h)	St Joe Co. (The) (a)	8
19		Tokyo Tatemono Co. Ltd., (Japan)	254
27		Wharf Holdings Ltd. (The), (Hong Kong)	223
26		Wheelock & Co. Ltd., (Hong Kong)	196

			6,961

		Total Real Estate	19,607

		Telecommunication Services — 0.9%
		Diversified Telecommunication Services — 0.5%
74		AT&T, Inc.	2,789
4		IDT Corp., Class B	60
1		KT Corp., (South Korea)	24
22		LG Uplus Corp., (South Korea)	306
30		Nippon Telegraph & Telephone Corp., (Japan)	1,430
42		Orange SA, (France)	676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
956	Telecom Italia SpA, (Italy) (a)	884
33	Verizon Communications, Inc.	1,474
36	Windstream Holdings, Inc.	140

		7,783

	Wireless Telecommunication Services — 0.4%
5	Freenet AG, (Germany)	171
48	KDDI Corp., (Japan)	1,259
28	Mobile TeleSystems PJSC, (Russia), ADR	235
19	NTT DOCOMO, Inc., (Japan)	445
6	SoftBank Group Corp., (Japan)	447
6	T-Mobile US, Inc. (a)	388
886	Vodafone Group plc, (United Kingdom)	2,515

		5,460

	Total Telecommunication Services	13,243

	Utilities — 1.5%
	Electric Utilities — 1.1%
14	American Electric Power Co., Inc.	1,003
7	Duke Energy Corp.	610
34	Edison International	2,621
49	EDP—Energias do Brasil SA, (Brazil) (a)	210
2	El Paso Electric Co.	111
212	Enel SpA, (Italy)	1,140
9	Eversource Energy	528
24	Kansai Electric Power Co., Inc. (The), (Japan)	336
14	Korea Electric Power Corp., (South Korea)	511
26	NextEra Energy, Inc.	3,621
17	PG&E Corp.	1,161
2	PNM Resources, Inc.	60
4	Portland General Electric Co.	173
9,884	RusHydro PJSC, (Russia)	134
3	Spark Energy, Inc., Class A	58
21	Transmissora Alianca de Energia Eletrica SA, (Brazil)	144
54	Xcel Energy, Inc.	2,462

		14,883

	Gas Utilities — 0.1%
224	China Resources Gas Group Ltd., (China)	764
1	Northwest Natural Gas Co.	31
1	Southwest Gas Holdings, Inc.	79
1	Spire, Inc.	87
9	UGI Corp.	427

		1,388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power and Renewable Electricity Producers — 0.1%
42	AES Corp.	471
31	Atlantic Power Corp. (a)	74
491	China Power International Development Ltd., (China)	174
17	Dynegy, Inc. (a)	138
428	Huadian Power International Corp. Ltd., (China), Class H (a)	191
286	Huaneng Power International, Inc., (China), Class H	199
3	Pattern Energy Group, Inc.	70
26	Uniper SE, (Germany)	487

		1,804

	Multi-Utilities — 0.2%
30	AGL Energy Ltd., (Australia)	589
1	Avista Corp.	22
19	CenterPoint Energy, Inc.	509
4	CMS Energy Corp.	197
14	Innogy SE, (Germany) (e)	564
5	NiSource, Inc.	122
1	NorthWestern Corp.	35
5	Sempra Energy	552

		2,590

	Water Utilities — 0.0% (g)
4	American States Water Co.	167
7	Cia de Saneamento de Minas Gerais-COPASA, (Brazil) (a)	88

		255

	Total Utilities	20,920

	Total Common Stocks (Cost $599,602)	776,330

Preferred Stocks — 0.3%
	Consumer Discretionary — 0.1%
	Auto Components — 0.0% (g)
18	Schaeffler AG (Preference), (Germany)	254

	Automobiles — 0.1%
5	Volkswagen AG (Preference), (Preference Shares), (Germany)	744

	Total Consumer Discretionary	998

	Consumer Staples — 0.1%
	Household Products — 0.1%
14	Henkel AG & Co. KGaA (Preference), (Germany)	1,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
1	Draegerwerk AG & Co. KGaA (Preference), (Germany)	99

	Materials — 0.1%
	Chemicals — 0.0% (g)
19	Braskem SA (Preference), (Brazil), Class A	195

	Metals & Mining — 0.1%
281	Metalurgica Gerdau SA (Preference), (Brazil)	423

	Total Materials	618

	Utilities — 0.0% (g)
	Water Utilities — 0.0% (g)
21	Cia de Saneamento do Parana (Preference), (Brazil)	68

	Total Preferred Stocks (Cost $2,805)	3,776

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 2.9%
	ACE Securities Corp. Home Equity Loan Trust,
196	Series 2004-HE3, Class M3, VAR, 2.296%, 11/25/34	195
550	Series 2004-OP1, Class M3, VAR, 3.091%, 04/25/34	514
	Air Canada Pass-Through Trust, (Canada),
29	Series 2013-1, Class A, 4.125%, 05/15/25 (e)	30
80	Series 2015-1, Class A, 3.600%, 03/15/27 (e)	81
	Ally Auto Receivables Trust,
90	Series 2015-1, Class A3, 1.390%, 09/16/19	90
266	Series 2017-2, Class A3, 1.780%, 08/16/21	266
201	Series 2017-3, Class A3, 1.740%, 09/15/21	201
	American Airlines Pass-Through Trust,
13	Series 2011-1, Class A, 5.250%, 01/31/21	13
152	Series 2013-2, Class A, 4.950%, 01/15/23	162
180	Series 2016-3, Class AA, 3.000%, 10/15/28	176
50	Series 2017-1, Class AA, 3.650%, 02/15/29	52
240	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 09/15/22	240
75	AmeriCredit Automobile Receivables, Series 2015-4, Class A3, 1.700%, 07/08/20	75
	AmeriCredit Automobile Receivables Trust,
59	Series 2017-1, Class A3, 1.870%, 08/18/21	59
72	Series 2017-2, Class A3, 1.980%, 12/20/21	72

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
381	Series 2002-2, Class M3, VAR, 3.871%, 08/25/32	377
438	Series 2003-9, Class M2, VAR, 4.066%, 09/25/33	422
394	Series 2003-10, Class M1, VAR, 2.266%, 12/25/33	388
368	Series 2003-10, Class M2, VAR, 3.766%, 12/25/33	359
362	Series 2004-R1, Class M1, VAR, 2.011%, 02/25/34	360
54	Series 2004-R1, Class M6, VAR, 3.286%, 02/25/34	54
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
563	Series 2004-W1, Class M3, VAR, 3.391%, 03/25/34	556
107	Series 2004-W3, Class A3, VAR, 2.036%, 02/25/34	98
138	Series 2004-W3, Class M3, VAR, 3.695%, 02/25/34	130
390	Series 2004-W4, Class A, VAR, 1.736%, 03/25/34	367
707	Series 2004-W6, Class M4, VAR, 4.066%, 05/25/34	708
344	Series 2004-W7, Class M9, VAR, 3.999%, 05/25/34 (e)	298
73	Ascentium Equipment Receivables Trust, Series 2017-1A, Class A3, 2.290%, 06/10/21 (e)	73
547	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, VAR, 2.209%, 01/15/34	536
104	AXIS Equipment Finance Receivables IV LLC, Series 2016-1A, Class A, 2.210%, 11/20/21 (e)	104
300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	300
380	Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, VAR, 2.416%, 08/25/34	367
	BMW Vehicle Lease Trust,
85	Series 2015-2, Class A3, 1.400%, 09/20/18	84
185	Series 2017-1, Class A3, 1.980%, 05/20/20	186
62	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	62
130	Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 09/20/19	130

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	CarMax Auto Owner Trust,
42	Series 2014-2, Class A3, 0.980%, 01/15/19	41
87	Series 2015-2, Class A3, 1.370%, 03/16/20	87
249	Series 2017-1, Class A3, 1.980%, 11/15/21	250
	CDC Mortgage Capital Trust,
334	Series 2003-HE1, Class M1, VAR, 2.566%, 08/25/33	333
6	Series 2003-HE3, Class M2, VAR, 3.841%, 11/25/33	6
492	Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M2, VAR, 2.716%, 06/25/34	487
235	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 2.466%, 04/25/34	204
	Citibank Credit Card Issuance Trust,
150	Series 2007-A8, Class A8, 5.650%, 09/20/19	151
200	Series 2014-A8, Class A8, 1.730%, 04/09/20	201
250	Series 2016-A1, Class A1, 1.750%, 11/19/21	250
	CNH Equipment Trust,
3	Series 2014-A, Class A3, 0.840%, 05/15/19	3
12	Series 2014-B, Class A3, 0.910%, 05/15/19	12
240	Series 2017-A, Class A3, 2.070%, 05/16/22	241
74	Continental Airlines Pass-Through Trust, Series 2007-1, Class A, 5.983%, 04/19/22	81
	Countrywide Asset-Backed Certificates,
127	Series 2003-BC4, Class M2, VAR, 2.566%, 06/25/33	123
133	Series 2003-BC6, Class M2, VAR, 2.941%, 10/25/33	132
45	Series 2004-BC1, Class M3, VAR, 3.316%, 10/25/33	41
433	Series 2004-SD2, Class M1, VAR, 1.836%, 06/25/33 (e)	429
750	Series 2005-12, Class M2, VAR, 1.706%, 02/25/36	701
	CPS Auto Receivables Trust,
76	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	77
43	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	43
27	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Credit-Based Asset Servicing & Securitization LLC,
231	Series 2003-CB5, Class M2, VAR, 3.691%, 11/25/33	225
722	Series 2004-CB4, Class A5, SUB, 6.780%, 05/25/35	720
279	Series 2004-CB6, Class M3, VAR, 3.316%, 07/25/35	268
44	CVS Pass-Through Trust, 6.943%, 01/10/30	53
	CWABS, Inc. Asset-Backed Certificates,
256	Series 2003-5, Class MF2, VAR, 5.270%, 11/25/33	249
336	Series 2003-BC1, Class A1, VAR, 2.016%, 03/25/33	328
	CWABS, Inc. Asset-Backed Certificates Trust,
409	Series 2004-5, Class M3, VAR, 2.941%, 07/25/34	407
338	Series 2004-6, Class M2, VAR, 2.191%, 10/25/34	330
100	Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.140%, 04/22/22 (e)	100
	Delta Air Lines Pass-Through Trust,
75	Series 2007-1, Class A, 6.821%, 08/10/22	87
8	Series 2010-2, Class A, 4.950%, 05/23/19	8
8	Series 2011-1, Class A, 5.300%, 04/15/19	9
250	Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 03/15/21	249
33	Drive Auto Receivables Trust, Series 2017-BA, Class B, 2.200%, 05/15/20 (e)	33
	DT Auto Owner Trust,
23	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	23
152	Series 2017-2A, Class B, 2.440%, 02/15/21 (e)	152
60	Duke Energy Carolinas LLC, 3.875%, 03/15/46	61
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,016
30	Exeter Automobile Receivables Trust, Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	30
137	Fifth Third Auto Trust, Series 2015-1, Class A3, 1.420%, 03/16/20	137
229	First Franklin Mortgage Loan Trust, Series 2006-FF8, Class IIA3, VAR, 1.366%, 07/25/36	226
	Flagship Credit Auto Trust,
26	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	26
54	Series 2016-2, Class A1, 2.280%, 05/15/20 (e)	54

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

80	Series 2017-2, Class B, 2.570%, 04/15/23 (e)	80
213	Ford Credit Auto Lease Trust, Series 2017-A, Class A3, 1.880%, 04/15/20	213
	Ford Credit Auto Owner Trust,
11	Series 2014-B, Class A3, 0.900%, 10/15/18	11
41	Series 2015-A, Class A3, 1.280%, 09/15/19	41
99	Series 2015-B, Class A3, 1.160%, 11/15/19	99
158	Series 2015-C, Class A3, 1.410%, 02/15/20	158
151	Series 2017-A, Class A3, 1.670%, 06/15/21	151
	Fremont Home Loan Trust,
77	Series 2003-B, Class M2, VAR, 3.646%, 12/25/33	77
1,072	Series 2004-A, Class M1, VAR, 2.041%, 01/25/34	1,025
102	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	102
	GLS Auto Receivables Trust,
41	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	42
401	Series 2016-1A, Class A, 2.730%, 10/15/20 (e)	401
	GM Financial Automobile Leasing Trust,
65	Series 2015-1, Class A3, 1.530%, 09/20/18	65
65	Series 2015-3, Class A3, 1.690%, 03/20/19	65
178	Series 2017-1, Class A3, 2.060%, 05/20/20	178
126	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/21 (e)	126
527	GSAMP Trust, Series 2004-NC2, Class B2, VAR, 4.591%, 10/25/34 (e)	427
109	Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.300%, 03/16/20	109
	Home Equity Asset Trust,
377	Series 2002-1, Class M2, VAR, 3.116%, 11/25/32	333
504	Series 2004-3, Class M1, VAR, 2.071%, 08/25/34	483
91	Series 2004-6, Class M2, VAR, 2.116%, 12/25/34	85
51	Series 2005-7, Class 2A4, VAR, 1.596%, 01/25/36	51
296	Series 2007-2, Class 2A2, VAR, 1.401%, 07/25/37	294
276	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 2.416%, 11/25/34	267
	Honda Auto Receivables Owner Trust,
4	Series 2014-2, Class A3, 0.770%, 03/19/18	4
196	Series 2016-3, Class A3, 1.160%, 05/18/20	195

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Hyundai Auto Receivables Trust,
25	Series 2014-B, Class A3, 0.900%, 12/17/18	25
103	Series 2015-C, Class A3, 1.460%, 02/18/20	103
169	Series 2017-A, Class A3, 1.760%, 08/16/21	169
90	John Deere Owner Trust, Series 2015-B, Class A3, 1.440%, 10/15/19	90
	Long Beach Mortgage Loan Trust,
508	Series 2001-2, Class M1, VAR, 2.056%, 07/25/31	503
121	Series 2003-4, Class M2, VAR, 3.841%, 08/25/33	123
72	Mastr Asset-Backed Securities Trust, Series 2004-OPT1, Class M2, VAR, 2.866%, 02/25/34	70
	Merrill Lynch Mortgage Investors Trust,
633	Series 2002-NC1, Class M1, VAR, 2.266%, 05/25/33	615
89	Series 2003-OPT1, Class M1, VAR, 2.191%, 07/25/34	87
670	Series 2004-HE1, Class M2, VAR, 3.466%, 04/25/35	665
398	Series 2005-FM1, Class M1, VAR, 1.696%, 05/25/36	372
599	Series 2005-NC1, Class M2, VAR, 2.296%, 10/25/35	580
	Morgan Stanley ABS Capital I, Inc. Trust,
217	Series 2004-NC2, Class M2, VAR, 3.016%, 12/25/33	204
376	Series 2005-HE1, Class M3, VAR, 1.996%, 12/25/34	315
219	Series 2005-HE1, Class M4, VAR, 2.296%, 12/25/34	185
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
345	Series 2002-AM3, Class A3, VAR, 2.196%, 02/25/33	337
238	Series 2002-AM3, Class M1, VAR, 2.641%, 02/25/33	238
	New Century Home Equity Loan Trust,
295	Series 2003-5, Class M1, SUB, 5.137%, 11/25/33	290
496	Series 2003-6, Class M1, VAR, 2.296%, 01/25/34	492
683	Series 2004-4, Class M1, VAR, 1.981%, 02/25/35	646
250	Series 2005-1, Class M1, VAR, 1.891%, 03/25/35	237
141	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 04/18/22 (e)	141

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Nissan Auto Lease Trust,
49		Series 2015-A, Class A3, 1.400%, 06/15/18	49
126		Series 2017-A, Class A3, 1.910%, 04/15/20	126
		Nissan Auto Receivables Owner Trust,
1		Series 2014-A, Class A3, 0.720%, 08/15/18	1
55		Series 2015-C, Class A3, 1.370%, 05/15/20	55
33		Northwest Airlines Pass-Through Trust, Series 2007-1, Class A, 7.027%, 11/01/19	37
		NovaStar Mortgage Funding Trust,
383		Series 2003-2, Class M2, VAR, 3.991%, 09/25/33	380
218		Series 2003-3, Class M1, VAR, 1.966%, 12/25/33	204
192		OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	192
		Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
702		Series 2003-4, Class M1, VAR, 2.236%, 07/25/33	647
417		Series 2003-5, Class A3, VAR, 2.116%, 08/25/33	404
845		Option One Mortgage Loan Trust, Series 2004-2, Class M2, VAR, 2.791%, 05/25/34	741
500		Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, VAR, 2.461%, 01/25/36	498
109		Prosper Marketplace Issuance Trust, Series 2017-1A, Class A, 2.560%, 06/15/23 (e)	109
250		Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	251
22		RAMP Trust, Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	23
		RASC Trust,
—	(h)	Series 2001-KS3, Class AII, VAR, 1.676%, 09/25/31	—	(h)
743		Series 2005-EMX1, Class M1, VAR, 1.861%, 03/25/35	738
		Renaissance Home Equity Loan Trust,
570		Series 2003-2, Class A, VAR, 2.096%, 08/25/33	533
1,749		Series 2003-2, Class M1, VAR, 2.454%, 08/25/33	1,730
200		Santander Drive Auto Receivables Trust, Series 2017-2, Class A3, 1.870%, 12/15/20	200
		Saxon Asset Securities Trust,
97		Series 2000-2, Class MF2, VAR, 8.053%, 07/25/30	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
12	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	12
262	Series 2003-2, Class M2, VAR, 3.841%, 06/25/33	250
535	Series 2003-3, Class M1, VAR, 2.191%, 12/25/33	515
246	Series 2004-2, Class MV2, VAR, 3.016%, 08/25/35	244
67	SoFi Consumer Loan Program LLC, Series 2016-2, Class A, 3.090%, 10/27/25 (e)	67
96	Sofi Professional Loan Program LLC, Series 2017-B, Class A1FX, 1.830%, 05/25/40 (e)	96
420	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 2.116%, 11/25/34	402
	Structured Asset Investment Loan Trust,
123	Series 2003-BC3, Class M1, VAR, 2.641%, 04/25/33	122
442	Series 2003-BC11, Class M1, VAR, 2.191%, 10/25/33	440
332	Series 2004-6, Class M2, VAR, 3.166%, 07/25/34	311
65	Series 2004-7, Class M1, VAR, 2.266%, 08/25/34	60
337	Series 2004-7, Class M2, VAR, 2.341%, 08/25/34	318
314	Series 2004-8, Class M2, VAR, 2.146%, 09/25/34	307
145	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 1.486%, 05/25/31 (e)	101
54	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.730%, 02/16/21	54
	United Airlines Pass-Through Trust,
125	Series 2016-1, Class A, 3.450%, 07/07/28	126
25	Series 2016-1, Class AA, 3.100%, 07/07/28	25
52	US Airways Pass-Through Trust, Series 2013-1, Class A, 3.950%, 11/15/25	54
10	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	10
117	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.625%, 02/25/47 (e)	117
97	VOLT LIX LLC, Series 2017-NPL6, Class A1, SUB, 3.250%, 05/25/47 (e)	97
229	VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.500%, 03/25/47 (e)	230
181	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.375%, 04/25/47 (e)	181

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

97	VOLT LVIII LLC, Series 2017-NPL5, Class A1, SUB, 3.375%, 05/28/47 (e)	97
100	VOLT LXI LLC, Series 2017-NPL8, Class A1, SUB, 3.125%, 06/25/47 (e)	100
84	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	84
26	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	26
171	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	172
108	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	108
194	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, VAR, 5.716%, 10/25/34 (e)	186
224	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 03/15/24	224
	World Omni Auto Receivables Trust,
32	Series 2015-A, Class A3, 1.340%, 05/15/20	31
86	Series 2015-B, Class A3, 1.490%, 12/15/20	86
	World Omni Automobile Lease Securitization Trust,
121	Series 2015-A, Class A3, 1.540%, 10/15/18	121
175	Series 2017-A, Class A3, 2.130%, 04/15/20	176

	Total Asset-Backed Securities (Cost $39,358)	41,016

Collateralized Mortgage Obligations — 4.6%
	Alternative Loan Trust,
407	Series 2004-27CB, Class A1, 6.000%, 12/25/34	402
27	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	27
116	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	114
500	Series 2005-21CB, Class A17, 6.000%, 06/25/35	508
	Banc of America Alternative Loan Trust,
82	Series 2004-6, Class 4A1, 5.000%, 07/25/19	83
216	Series 2006-5, Class 3A1, 6.000%, 06/25/46	217
	Bear Stearns ALT-A Trust,
49	Series 2004-6, Class 1A, VAR, 1.856%, 07/25/34	48
457	Series 2005-4, Class 23A2, VAR, 3.475%, 05/25/35	459
164	Series 2005-7, Class 12A3, VAR, 1.896%, 08/25/35	157

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
		CHL Mortgage Pass-Through Trust,
680		Series 2005-HYB3, Class 2A1A, VAR, 3.404%, 06/20/35	683
111		Series 2006-21, Class A14, 6.000%, 02/25/37	100
299		Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.930%, 10/25/35	301
		Citigroup Mortgage Loan Trust, Inc.,
12		Series 2003-1, Class 3A4, 5.250%, 09/25/33	12
343		Series 2005-4, Class A, VAR, 3.083%, 08/25/35	338
26		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	26
325		CVS Pass-Through Trust, 8.353%, 07/10/31 (e)	419
107		FHLMC — GNMA, Series 31, Class Z, 8.000%, 04/25/24	118
		FHLMC REMIC,
2		Series 1087, Class I, 8.500%, 06/15/21	2
1		Series 1136, Class H, 6.000%, 09/15/21	1
42		Series 1617, Class PM, 6.500%, 11/15/23	46
38		Series 1710, Class GH, 8.000%, 04/15/24	43
27		Series 1732, Class K, 6.500%, 05/15/24	29
38		Series 1843, Class Z, 7.000%, 04/15/26	42
43		Series 2033, Class K, 6.050%, 08/15/23	46
95		Series 2378, Class BD, 5.500%, 11/15/31	105
74		Series 2455, Class GK, 6.500%, 05/15/32	84
21		Series 2457, Class PE, 6.500%, 06/15/32	24
56		Series 2473, Class JZ, 6.500%, 07/15/32	63
—	(h)	Series 2503, Class TG, 5.500%, 09/15/17	—	(h)
—	(h)	Series 2508, Class AQ, 5.500%, 10/15/17	—	(h)
3		Series 2527, Class BP, 5.000%, 11/15/17	3
2		Series 2531, Class HN, 5.000%, 12/15/17	2
2		Series 2538, Class CB, 5.000%, 12/15/17	2
12		Series 2564, Class NK, 5.000%, 02/15/18	13
88		Series 2575, Class PE, 5.500%, 02/15/33	98
226		Series 2586, Class WG, 4.000%, 03/15/33	238
10		Series 2594, Class OL, 5.000%, 04/15/18	10
27		Series 2595, Class HO, 4.500%, 03/15/23	27
13		Series 2627, Class KM, 4.500%, 06/15/18	14
19		Series 2636, Class Z, 4.500%, 06/15/18	19
11		Series 2651, Class VZ, 4.500%, 07/15/18	12
81		Series 2673, Class PE, 5.500%, 09/15/33	90
82		Series 2685, Class DT, 5.000%, 10/15/23	89
29		Series 2686, Class GC, 5.000%, 10/15/23	31

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

50	Series 2699, Class TC, 4.000%, 11/15/18	51
44	Series 2715, Class NG, 4.500%, 12/15/18	45
2	Series 2744, Class TU, 5.500%, 05/15/32	2
44	Series 2756, Class NA, 5.000%, 02/15/24	47
18	Series 2764, Class OE, 4.500%, 03/15/19	19
200	Series 2764, Class UG, 5.000%, 03/15/34	223
30	Series 2773, Class CD, 4.500%, 04/15/24	31
1	Series 2780, Class JA, 4.500%, 04/15/19	1
24	Series 2783, Class AT, 4.000%, 04/15/19	24
457	Series 2802, Class CD, 5.250%, 05/15/34	493
8	Series 2809, Class UC, 4.000%, 06/15/19	8
62	Series 2864, Class NB, 5.500%, 07/15/33	63
37	Series 2877, Class AD, 4.000%, 10/15/19	39
124	Series 2901, Class KB, 5.000%, 12/15/34	135
34	Series 2910, Class BE, 4.500%, 12/15/19	35
531	Series 2912, Class EH, 5.500%, 01/15/35	588
14	Series 2922, Class GA, 5.500%, 05/15/34	14
110	Series 2935, Class HJ, 5.000%, 02/15/35	120
173	Series 2950, Class KZ, 4.500%, 03/15/20	177
301	Series 2960, Class JH, 5.500%, 04/15/35	336
69	Series 2988, Class TY, 5.500%, 06/15/25	75
44	Series 2989, Class TG, 5.000%, 06/15/25	47
475	Series 3017, Class ML, 5.000%, 08/15/35	524
1	Series 3064, Class OG, 5.500%, 06/15/34	1
23	Series 3077, Class TO, PO, 04/15/35	21
108	Series 3102, Class CE, 5.500%, 01/15/26	115
32	Series 3121, Class JD, 5.500%, 03/15/26	35
35	Series 3151, Class UC, 5.500%, 08/15/35	36
11	Series 3200, Class PO, PO, 08/15/36	10
22	Series 3212, Class BK, 5.500%, 09/15/36	25
75	Series 3213, Class PE, 6.000%, 09/15/36	85
36	Series 3279, Class PE, 5.500%, 02/15/37	40
27	Series 3349, Class DP, 6.000%, 09/15/36	28
149	Series 3405, Class PE, 5.000%, 01/15/38	164
115	Series 3413, Class B, 5.500%, 04/15/37	125
100	Series 3523, Class EX, 5.000%, 04/15/39	109
137	Series 3532, Class EB, 4.000%, 05/15/24	143
100	Series 3534, Class MB, 4.000%, 05/15/24	106
225	Series 3553, Class PG, 5.500%, 07/15/39	246
187	Series 3564, Class NB, 5.000%, 08/15/39	212
63	Series 3622, Class WA, 5.500%, 09/15/39	70
560	Series 3626, Class ME, 5.000%, 01/15/40	630
49	Series 3647, Class GA, 5.000%, 11/15/28	49
81	Series 3653, Class HJ, 5.000%, 04/15/40	89
177	Series 3662, Class PJ, 5.000%, 04/15/40	193
198	Series 3662, Class QB, 5.000%, 03/15/38	213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
200	Series 3677, Class KB, 4.500%, 05/15/40	216
110	Series 3680, Class LC, 4.500%, 06/15/40	111
61	Series 3688, Class GT, VAR, 7.295%, 11/15/46	71
207	Series 3710, Class GB, 4.000%, 08/15/25	217
23	Series 3747, Class HI, IO, 4.500%, 07/15/37	1
1,384	Series 3747, Class HX, 4.500%, 11/15/39	1,500
158	Series 3748, Class D, 4.000%, 11/15/39	166
114	Series 3755, Class MU, 4.000%, 11/15/30	118
198	Series 3768, Class MB, 4.000%, 12/15/39	208
150	Series 3795, Class PD, 4.500%, 01/15/40	162
391	Series 3816, Class HA, 3.500%, 11/15/25	409
289	Series 3827, Class BM, 5.500%, 08/15/39	307
36	Series 3842, Class PH, 4.000%, 04/15/41	38
400	Series 3845, Class QY, 4.000%, 04/15/26	431
92	Series 3852, Class TP, IF, 5.500%, 05/15/41	100
227	Series 3859, Class JB, 5.000%, 05/15/41	246
179	Series 3873, Class MJ, 4.000%, 06/15/41	185
1,201	Series 3893, Class PU, 4.000%, 07/15/41	1,287
329	Series 3898, Class KH, 3.500%, 06/15/26	344
28	Series 3902, Class MA, 4.500%, 07/15/39	29
362	Series 3910, Class CT, 4.000%, 12/15/39	381
1,000	Series 3951, Class ME, 4.000%, 11/15/41	1,082
269	Series 3959, Class PB, 3.000%, 11/15/26	274
175	Series 3962, Class KD, 3.000%, 10/15/26	178
800	Series 3963, Class JB, 4.500%, 11/15/41	888
800	Series 3989, Class JW, 3.500%, 01/15/42	832
141	Series 4026, Class HB, 3.500%, 04/15/42	145
313	Series 4026, Class MQ, 4.000%, 04/15/42	334
320	Series 4068, Class PE, 3.000%, 06/15/42	315
76	Series 4119, Class KE, 1.750%, 10/15/32	74
85	Series 4180, Class ME, 2.500%, 10/15/42	85
1,000	Series 4185, Class PB, 3.000%, 03/15/43	980
235	Series 4203, Class BN, 3.000%, 04/15/33	239
414	Series 4217, Class F, VAR, 1.509%, 06/15/43	411
212	Series 4219, Class JA, 3.500%, 08/15/39	220
550	Series 4238, Class UY, 3.000%, 08/15/33	550
192	Series 4243, Class AE, 4.000%, 08/15/43	208
350	Series 4384, Class LB, 3.500%, 08/15/43	360
311	FHLMC STRIPS, Series 284, Class 300, 3.000%, 10/15/42	311
95	FHLMC Structured Pass-Through Securities Certificates, Series T-54, Class 2A, 6.500%, 02/25/43	111

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		FHLMC, Multifamily Structured Pass-Through Certificates REMIC,
129		Series K038, Class A2, 3.389%, 03/25/24	136
250		Series K049, Class A2, 3.010%, 07/25/25	256
400		Series K060, Class A2, 3.300%, 10/25/26	414
322		Series KF12, Class A, VAR, 1.916%, 09/25/22	323
85		Series KJ02, Class A2, 2.597%, 09/25/20	87
231		Series KJ11, Class A2, 2.932%, 01/25/23	238
500		Series KPLB, Class A, 2.770%, 05/25/25	502
203		First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	191
		FNMA REMIC,
2		Series 1990-7, Class B, 8.500%, 01/25/20	2
—	(h)	Series 1990-35, Class E, 9.500%, 04/25/20	1
2		Series 1990-76, Class G, 7.000%, 07/25/20	2
8		Series 1990-106, Class J, 8.500%, 09/25/20	9
1		Series 1991-73, Class A, 8.000%, 07/25/21	1
23		Series 1992-112, Class GB, 7.000%, 07/25/22	25
10		Series 1992-195, Class C, 7.500%, 10/25/22	11
42		Series 1998-37, Class VZ, 6.000%, 06/17/28	45
73		Series 1998-66, Class B, 6.500%, 12/25/28	79
76		Series 2002-55, Class PG, 5.500%, 09/25/32	85
1		Series 2002-63, Class KC, 5.000%, 10/25/17	1
1		Series 2002-63, Class LB, 5.500%, 10/25/17	1
78		Series 2002-82, Class PE, 6.000%, 12/25/32	88
17		Series 2003-21, Class OU, 5.500%, 03/25/33	19
246		Series 2003-29, Class BY, 5.500%, 04/25/33	275
233		Series 2003-48, Class GH, 5.500%, 06/25/33	261
21		Series 2003-58, Class AD, 3.250%, 07/25/33	21
9		Series 2003-63, Class PE, 3.500%, 07/25/33	9
119		Series 2003-67, Class KE, 5.000%, 07/25/33	129
58		Series 2003-78, Class B, 5.000%, 08/25/23	62
28		Series 2003-81, Class LC, 4.500%, 09/25/18	28

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
34	Series 2003-83, Class PG, 5.000%, 06/25/23	35
26	Series 2003-110, Class WA, 4.000%, 08/25/33	26
64	Series 2004-36, Class PC, 5.500%, 02/25/34	66
100	Series 2004-92, Class TB, 5.500%, 12/25/34	115
66	Series 2005-5, Class CK, 5.000%, 01/25/35	73
25	Series 2005-18, Class EG, 5.000%, 03/25/25	27
5	Series 2005-23, Class TG, 5.000%, 04/25/35	5
50	Series 2005-29, Class WC, 4.750%, 04/25/35	54
86	Series 2005-38, Class TB, 6.000%, 11/25/34	88
54	Series 2005-58, Class EP, 5.500%, 07/25/35	60
49	Series 2005-68, Class BC, 5.250%, 06/25/35	50
691	Series 2005-70, Class KP, 5.000%, 06/25/35	776
631	Series 2005-104, Class UE, 5.500%, 12/25/35	722
45	Series 2007-13, Class H, 5.500%, 03/25/37	50
400	Series 2007-61, Class PE, 5.500%, 07/25/37	442
23	Series 2007-65, Class KI, IF, IO, 5.404%, 07/25/37	2
188	Series 2007-84, Class P, 5.000%, 08/25/37	203
140	Series 2008-61, Class GB, 5.500%, 07/25/38	151
76	Series 2008-65, Class CD, 4.500%, 08/25/23	79
76	Series 2009-15, Class AC, 5.500%, 03/25/29	85
260	Series 2009-19, Class PW, 4.500%, 10/25/36	279
134	Series 2009-19, Class TD, 5.000%, 08/25/36	148
24	Series 2009-22, Class EG, 5.000%, 07/25/35	26
15	Series 2009-37, Class KI, IF, IO, 4.784%, 06/25/39	2
49	Series 2009-50, Class PT, VAR, 5.893%, 05/25/37	54
125	Series 2009-60, Class DE, 5.000%, 08/25/29	136

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

275	Series 2009-73, Class HJ, 6.000%, 09/25/39	309
19	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	3
56	Series 2009-86, Class OT, PO, 10/25/37	50
76	Series 2009-112, Class ST, IF, IO, 5.034%, 01/25/40	12
756	Series 2010-9, Class ME, 5.000%, 02/25/40	873
176	Series 2010-9, Class PE, 4.500%, 10/25/39	186
40	Series 2010-35, Class SB, IF, IO, 5.204%, 04/25/40	6
600	Series 2010-38, Class KC, 4.500%, 04/25/40	662
400	Series 2010-45, Class BL, 4.500%, 05/25/40	430
129	Series 2010-64, Class DM, 5.000%, 06/25/40	141
205	Series 2010-85, Class NJ, 4.500%, 08/25/40	219
200	Series 2010-103, Class PJ, 4.500%, 09/25/40	221
16	Series 2010-111, Class AE, 5.500%, 04/25/38	16
234	Series 2010-141, Class AL, 4.000%, 12/25/40	247
816	Series 2010-141, Class DL, 4.000%, 12/25/40	869
81	Series 2011-22, Class MA, 6.500%, 04/25/38	87
350	Series 2011-33, Class GD, 3.500%, 04/25/31	370
148	Series 2011-40, Class KA, 3.500%, 03/25/26	153
450	Series 2011-41, Class KL, 4.000%, 05/25/41	471
375	Series 2011-43, Class B, 3.500%, 05/25/31	388
686	Series 2011-50, Class LP, 4.000%, 06/25/41	725
650	Series 2011-52, Class KB, 5.500%, 06/25/41	761
530	Series 2011-52, Class LB, 5.500%, 06/25/41	609
136	Series 2011-85, Class KP, 7.000%, 09/25/51	159
91	Series 2011-99, Class CV, 4.500%, 03/25/26	98
558	Series 2011-104, Class KY, 4.000%, 03/25/39	584
37	Series 2011-111, Class EA, 5.000%, 12/25/38	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
325	Series 2011-112, Class PB, 4.000%, 11/25/41	342
300	Series 2011-114, Class B, 3.500%, 11/25/41	314
500	Series 2011-126, Class KB, 4.000%, 12/25/41	543
704	Series 2011-130, Class KB, 4.000%, 12/25/41	752
450	Series 2011-132, Class PE, 4.500%, 12/25/41	487
191	Series 2012-20, Class TD, 4.500%, 02/25/42	203
132	Series 2012-50, Class HB, 4.000%, 03/25/42	139
168	Series 2012-83, Class TN, 5.000%, 08/25/42	183
200	Series 2012-136, Class DL, 3.500%, 12/25/42	204
98	Series 2012-137, Class CF, VAR, 1.516%, 08/25/41	98
224	Series 2012-147, Class WN, 4.500%, 01/25/33	244
950	Series 2013-27, Class PE, 3.000%, 04/25/43	951
215	Series 2013-31, Class NC, 3.000%, 04/25/43	214
369	Series 2013-74, Class HP, 3.000%, 10/25/37	374
219	Series 2013-83, Class CA, 3.500%, 10/25/37	227
343	Series 2013-94, Class CV, 3.500%, 07/25/33	358
250	Series 2013-101, Class E, 3.000%, 10/25/33	252
328	Series 2013-104, Class CY, 5.000%, 10/25/43	376
200	Series 2014-1, Class DU, 2.500%, 02/25/29	195
200	Series 2014-2, Class PX, 4.500%, 01/25/41	228
200	Series 2014-56, Class VH, 3.500%, 09/25/34	212
250	Series 2014-58, Class VM, 4.000%, 08/25/33	273
20	Series G92-35, Class E, 7.500%, 07/25/22	22
18	FNMA STRIPS, Series 293, Class 1, PO, 12/25/24	17
	FREMF Mortgage REMIC Trust,
200	Series 2015-K44, Class B, VAR, 3.810%, 01/25/48 (e)	202
220	Series 2016-K722, Class B, VAR, 3.966%, 07/25/49 (e)	224

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	GNMA,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	102
87	Series 2003-62, Class BG, 5.000%, 07/20/33	95
358	Series 2003-65, Class AL, 5.500%, 08/20/33	407
135	Series 2003-66, Class HD, 5.500%, 08/20/33	150
516	Series 2004-16, Class AE, 5.500%, 02/20/34	582
145	Series 2004-16, Class EC, 5.500%, 02/20/34	167
281	Series 2005-11, Class PL, 5.000%, 02/20/35	305
104	Series 2005-13, Class AE, 5.000%, 09/20/34	110
176	Series 2005-13, Class BG, 5.000%, 02/20/35	199
182	Series 2005-48, Class CY, 5.000%, 06/20/35	202
311	Series 2005-54, Class JE, 5.000%, 07/20/35	344
100	Series 2006-1, Class LE, 5.500%, 06/20/35	112
459	Series 2006-7, Class ND, 5.500%, 08/20/35	519
260	Series 2006-50, Class JD, 5.000%, 09/20/36	297
179	Series 2006-69, Class MB, 5.500%, 12/20/36	198
119	Series 2007-33, Class LE, 5.500%, 06/20/37	134
130	Series 2007-35, Class NE, 6.000%, 06/16/37	154
138	Series 2007-79, Class BL, 5.750%, 08/20/37	157
161	Series 2008-20, Class HC, 5.750%, 06/16/37	174
35	Series 2008-23, Class YA, 5.250%, 03/20/38	39
108	Series 2008-26, Class JP, 5.250%, 03/20/38	120
183	Series 2008-33, Class PB, 5.500%, 04/20/38	207
688	Series 2008-47, Class P, 5.500%, 06/16/38	811
109	Series 2008-58, Class ZT, 6.500%, 07/20/38	153
28	Series 2008-62, Class SA, IF, IO, 4.938%, 07/20/38	5
267	Series 2008-63, Class PE, 5.500%, 07/20/38	300

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
35	Series 2008-68, Class PQ, 5.500%, 04/20/38	36
168	Series 2008-76, Class PD, 5.750%, 09/20/38	194
51	Series 2008-76, Class US, IF, IO, 4.688%, 09/20/38	7
60	Series 2008-89, Class JA, 5.750%, 08/20/38	61
76	Series 2008-95, Class DS, IF, IO, 6.088%, 12/20/38	14
301	Series 2009-42, Class CD, 5.000%, 06/20/39	338
438	Series 2009-47, Class LT, 5.000%, 06/20/39	494
50	Series 2009-72, Class SM, IF, IO, 5.078%, 08/16/39	8
138	Series 2009-106, Class ST, IF, IO, 4.788%, 02/20/38	22
14	Series 2010-14, Class QP, 6.000%, 12/20/39	15
100	Series 2010-157, Class OP, PO, 12/20/40	88
205	Series 2010-158, Class EP, 4.500%, 12/16/40	226
60	Series 2011-97, Class WA, VAR, 6.104%, 11/20/38	67
196	Series 2015-H20, Class FA, VAR, 1.463%, 08/20/65	195
479	Series 2015-H26, Class FG, VAR, 1.513%, 10/20/65	479
	GSR Mortgage Loan Trust,
19	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	19
8	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	9
	Impac CMB Trust,
711	Series 2004-9, Class 1A1, VAR, 1.976%, 01/25/35	654
480	Series 2005-5, Class A4, VAR, 1.976%, 08/25/35	417
918	Series 2007-A, Class M3, VAR, 2.716%, 05/25/37 (e)	775
	JP Morgan Mortgage Trust,
54	Series 2006-A2, Class 5A3, VAR, 3.142%, 11/25/33	55
36	Series 2007-A1, Class 5A5, VAR, 3.406%, 07/25/35	36
366	MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A2, VAR, 2.960%, 04/25/34	353

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	MASTR Alternative Loan Trust,
5	Series 2004-5, Class 5A1, 4.750%, 06/25/19	5
335	Series 2004-6, Class 7A1, 6.000%, 07/25/34	336
388	Series 2004-6, Class 8A1, 5.500%, 07/25/34	398
429	Series 2005-6, Class 1A2, 5.500%, 12/25/35	409
	MASTR Asset Securitization Trust,
1	Series 2003-11, Class 3A1, 4.500%, 12/25/18	1
15	Series 2003-11, Class 8A1, 5.500%, 12/25/33	16
	Merrill Lynch Mortgage Investors Trust,
29	Series 2003-F, Class A1, VAR, 1.856%, 10/25/28	28
34	Series 2004-B, Class A1, VAR, 1.716%, 05/25/29	34
194	Merrill Lynch Mortgage Investors Trust MLMI, Series 2005-A5, Class A9, VAR, 3.126%, 06/25/35	190
50	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.670%, 04/25/34	53
7	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	7
7	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	7
80	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, VAR, 3.574%, 10/25/35	80
3	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	3
120	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	120
10	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	10
44	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	45
	Sequoia Mortgage Trust,
67	Series 2004-11, Class A1, VAR, 1.812%, 12/20/34	66
460	Series 2007-3, Class 1A1, VAR, 1.412%, 07/20/36	437
34	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Structured Asset Mortgage Investments II Trust,
27	Series 2003-AR4, Class A1, VAR, 1.909%, 01/19/34	26
155	Series 2005-AR2, Class 2A1, VAR, 1.676%, 05/25/45	139
11	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.016%, 12/25/33	11
45	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.738%, 12/25/44	45
566	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	622
	WaMu Mortgage Pass-Through Certificates Trust,
22	Series 2003-AR9, Class 1A6, VAR, 2.795%, 09/25/33	22
2	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	2
481	Series 2005-AR3, Class A1, VAR, 3.033%, 03/25/35	471
541	Series 2005-AR10, Class 1A4, VAR, 2.808%, 09/25/35	557
548	Series 2007-HY3, Class 3A3, VAR, 3.064%, 03/25/37	507
	Wells Fargo Mortgage Backed Securities Trust,
11	Series 2004-EE, Class 3A1, VAR, 3.583%, 12/25/34	11
371	Series 2004-N, Class A6, VAR, 3.050%, 08/25/34	373
94	Series 2004-P, Class 2A1, VAR, 3.031%, 09/25/34	95
77	Series 2006-AR2, Class 2A3, VAR, 3.107%, 03/25/36	77

	Total Collateralized Mortgage Obligations (Cost $62,999)	64,329

Commercial Mortgage-Backed Securities — 0.6%
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	102
8	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	8
50	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.434%, 07/15/44	50
271	CD Mortgage Trust, Series 2007-CD5, Class B, VAR, 6.506%, 11/15/44	272
617	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.297%, 12/10/49	622
	FNMA - ACES,
72	Series 2011-M2, Class A2, 3.645%, 04/25/21	74

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

400	Series 2011-M4, Class A2, 3.726%, 06/25/21	423
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	187
412	Series 2013-M13, Class A2, VAR, 2.622%, 04/25/23	417
500	Series 2014-M1, Class A2, VAR, 3.348%, 07/25/23	521
355	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	375
550	Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	576
255	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	262
556	Series 2015-M1, Class A2, 2.532%, 09/25/24	551
800	Series 2015-M3, Class A2, 2.723%, 10/25/24	803
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122
	JP Morgan Chase Commercial Mortgage Securities Trust,
400	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	399
371	Series 2007-LD11, Class AM, VAR, 5.722%, 06/15/49	379
181	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.012%, 07/15/44	182
250	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AJ, VAR, 6.417%, 07/15/40	254
159	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.857%, 12/12/49 (e)	–	(h)
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	261
	Morgan Stanley Capital I Trust,
423	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	424
1,233	Series 2007-HQ11, Class X, IO, VAR, 0.450%, 02/12/44 (e)	1
163	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 2.622%, 07/14/34 (e)	163
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	117
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	262

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
273	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	279
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	531
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	208

	Total Commercial Mortgage-Backed Securities (Cost $8,711)	8,825

Corporate Bonds — 10.6%
	Consumer Discretionary — 1.3%
	Auto Components — 0.1%
200	Adient Global Holdings Ltd., 4.875%, 08/15/26 (e)	200
	American Axle & Manufacturing, Inc.,
130	6.250%, 04/01/25 (e)	127
110	6.500%, 04/01/27 (e)	107
70	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26 (e)	70
465	Dana, Inc., 6.000%, 09/15/23	485
195	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	204
75	Tenneco, Inc., 5.000%, 07/15/26	76
175	TI Group Automotive Systems LLC, (United Kingdom), 8.750%, 07/15/23 (e)	185

		1,454

	Automobiles — 0.1%
	Daimler Finance North America LLC, (Germany),
150	2.375%, 08/01/18 (e)	151
210	2.450%, 05/18/20 (e)	211
102	8.500%, 01/18/31	154
250	Fiat Chrysler Automobiles NV, (United Kingdom), 5.250%, 04/15/23	254
	Ford Motor Co.,
40	4.750%, 01/15/43	39
95	5.291%, 12/08/46	97
	General Motors Co.,
65	5.000%, 04/01/35	65
160	5.200%, 04/01/45	157
287	6.600%, 04/01/36	333
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	97

		1,558

	Diversified Consumer Services — 0.0% (g)
95	Service Corp. International, 7.500%, 04/01/27	114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — 0.3%
265	1011778 BC ULC, (Canada), 6.000%, 04/01/22 (e)	275
165	Boyd Gaming Corp., 6.875%, 05/15/23	177
90	Darden Restaurants, Inc., 3.850%, 05/01/27	91
160	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	166
20	Hilton Grand Vacations Borrower LLC, 6.125%, 12/01/24 (e)	22
	Hilton Worldwide Finance LLC,
40	4.625%, 04/01/25 (e)	41
20	4.875%, 04/01/27 (e)	21
300	International Game Technology plc, 6.250%, 02/15/22 (e)	328
195	Interval Acquisition Corp., 5.625%, 04/15/23	202
125	Jack Ohio Finance LLC, 6.750%, 11/15/21 (e)	131
150	McDonald’s Corp., 4.875%, 07/15/40	165
1,190	MGM Resorts International, 4.625%, 09/01/26	1,202
55	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	57
130	Scientific Games International, Inc., 7.000%, 01/01/22 (e)	138
200	Wynn Las Vegas LLC, 5.500%, 03/01/25 (e)	210

		3,226

	Household Durables — 0.0% (g)
15	American Greetings Corp., 7.875%, 02/15/25 (e)	16
195	Tempur Sealy International, Inc., 5.625%, 10/15/23	203

		219

	Internet & Direct Marketing Retail — 0.0% (g)
280	Amazon.com, Inc., 3.800%, 12/05/24	299

	Leisure Products — 0.0% (g)
230	Vista Outdoor, Inc., 5.875%, 10/01/23	236

	Media — 0.7%
	21st Century Fox America, Inc.,
45	4.750%, 09/15/44	47
155	4.950%, 10/15/45	168
250	6.750%, 01/09/38	317
200	Altice Luxembourg SA, (Luxembourg), 7.750%, 05/15/22 (e)	212
255	AMC Entertainment Holdings, Inc., 5.750%, 06/15/25	265
	CBS Corp.,
115	3.375%, 02/15/28	113
208	4.000%, 01/15/26	215
	Charter Communications Operating LLC,
145	3.750%, 02/15/28 (e)	143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
317	4.908%, 07/23/25	343
90	5.375%, 05/01/47 (e)	95
135	6.384%, 10/23/35	160
160	Cinemark USA, Inc., 4.875%, 06/01/23	163
	Clear Channel Worldwide Holdings, Inc.,
695	Series B, 6.500%, 11/15/22	714
420	Series B, 7.625%, 03/15/20	418
	Comcast Corp.,
300	3.000%, 02/01/24	304
160	3.200%, 07/15/36	150
133	3.375%, 08/15/25	137
175	4.600%, 08/15/45	191
100	6.450%, 03/15/37	133
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	33
	Discovery Communications LLC,
230	3.800%, 03/13/24	232
47	4.375%, 06/15/21	50
	DISH DBS Corp.,
1,025	5.875%, 11/15/24	1,094
35	7.750%, 07/01/26	41
310	Nexstar Broadcasting, Inc., 6.125%, 02/15/22 (e)	324
380	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23	401
165	Regal Entertainment Group, 5.750%, 06/15/23	172
100	Sinclair Television Group, Inc., 5.625%, 08/01/24 (e)	103
755	Sirius XM Radio, Inc., 5.375%, 04/15/25 (e)	781
105	TEGNA, Inc., 6.375%, 10/15/23	111
125	Time Warner Cable LLC, 7.300%, 07/01/38	160
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	206
	Time Warner, Inc.,
140	2.950%, 07/15/26	132
150	3.800%, 02/15/27	151
365	UPCB Finance IV Ltd., (Netherlands), 5.375%, 01/15/25 (e)	382
	Viacom, Inc.,
33	3.250%, 03/15/23	33
70	3.450%, 10/04/26	68
17	3.875%, 04/01/24	17
125	4.375%, 03/15/43	111
220	4.850%, 12/15/34	219
30	VAR, 5.875%, 02/28/57	31
20	VAR, 6.250%, 02/28/57	21

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Videotron Ltd., (Canada),
40	5.125%, 04/15/27 (e)	41
190	5.375%, 06/15/24 (e)	201
100	Walt Disney Co. (The), 2.450%, 03/04/22	101
194	WMG Acquisition Corp., 5.625%, 04/15/22 (e)	201

		9,705

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
65	4.300%, 02/15/43	50
100	6.900%, 04/01/29	107
100	Neiman Marcus Group Ltd. LLC, 9.500% (PIK), 10/15/21 (e) (v)	48
107	Target Corp., 6.350%, 11/01/32	138

		343

	Specialty Retail — 0.1%
120	Advance Auto Parts, Inc., 4.500%, 01/15/22	128
103	AutoZone, Inc., 3.750%, 06/01/27	103
	Home Depot, Inc. (The),
85	3.500%, 09/15/56	77
70	3.900%, 06/15/47	71
	Lowe’s Cos., Inc.,
245	3.100%, 05/03/27	244
90	3.375%, 09/15/25	93
100	O’Reilly Automotive, Inc., 3.550%, 03/15/26	101
	PetSmart, Inc.,
55	5.875%, 06/01/25 (e)	53
280	7.125%, 03/15/23 (e)	249

		1,119

	Total Consumer Discretionary	18,273

	Consumer Staples — 0.5%
	Beverages — 0.1%
	Anheuser-Busch InBev Finance, Inc., (Belgium),
730	3.650%, 02/01/26	752
100	3.700%, 02/01/24	105
145	4.700%, 02/01/36	160
35	4.900%, 02/01/46	39
	Anheuser-Busch InBev Worldwide, Inc., (Belgium),
200	3.750%, 01/15/22	211
209	4.439%, 10/06/48 (e)	222
94	Brown-Forman Corp., 4.500%, 07/15/45	103
70	Constellation Brands, Inc., 2.700%, 05/09/22	70
29	Dr Pepper Snapple Group, Inc., 4.500%, 11/15/45 (e)	31

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Beverages — continued
100	Molson Coors Brewing Co., 2.250%, 03/15/20 (e)	100
155	PepsiCo, Inc., 3.450%, 10/06/46	146

		1,939

	Food & Staples Retailing — 0.1%
125	Albertsons Cos. LLC, 6.625%, 06/15/24 (e)	124
50	CVS Pass-Through Trust, 4.704%, 01/10/36 (e)	52
	Kroger Co. (The),
25	2.300%, 01/15/19	25
125	3.875%, 10/15/46	110
25	5.400%, 07/15/40	27
250	Series B, 7.700%, 06/01/29	329
	Sysco Corp.,
40	2.500%, 07/15/21	40
95	3.250%, 07/15/27	94
56	3.750%, 10/01/25	58
	Walgreens Boots Alliance, Inc.,
200	3.300%, 11/18/21	206
67	3.800%, 11/18/24	70
135	Wal-Mart Stores, Inc., 5.000%, 10/25/40	163

		1,298

	Food Products — 0.1%
200	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	224
100	Cargill, Inc., 3.300%, 03/01/22 (e)	103
114	Conagra Brands, Inc., 3.200%, 01/25/23	115
200	General Mills, Inc., 3.200%, 02/10/27	198
	Kellogg Co.,
66	3.250%, 05/21/18	67
100	Series B, 7.450%, 04/01/31	136
	Kraft Heinz Foods Co.,
170	4.375%, 06/01/46	165
50	5.000%, 06/04/42	53
58	5.200%, 07/15/45	63
100	6.875%, 01/26/39	129
	Mead Johnson Nutrition Co., (United Kingdom),
38	4.125%, 11/15/25	41
150	5.900%, 11/01/39	187
200	Mondelez International Holdings Netherlands BV, 2.000%, 10/28/21 (e)	195
45	Post Holdings, Inc., 5.500%, 03/01/25 (e)	46
45	Smithfield Foods, Inc., 4.250%, 02/01/27 (e)	46
85	TreeHouse Foods, Inc., 6.000%, 02/15/24 (e)	91
140	Tyson Foods, Inc., 3.550%, 06/02/27	141

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

100	Unilever Capital Corp., (United Kingdom), 2.000%, 07/28/26	92

		2,092

	Household Products — 0.1%
150	Central Garden & Pet Co., 6.125%, 11/15/23	160
145	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	152
95	HRG Group, Inc., 7.750%, 01/15/22	100
100	Kimberly-Clark Corp., 6.625%, 08/01/37	139
235	Reckitt Benckiser Treasury Services plc, (United Kingdom), 2.375%, 06/24/22 (e)	233

		784

	Tobacco — 0.1%
	Altria Group, Inc.,
70	3.875%, 09/16/46	68
195	4.000%, 01/31/24	208
435	Philip Morris International, Inc., 2.125%, 05/10/23	421
310	Reynolds American, Inc., 4.450%, 06/12/25	333

		1,030

	Total Consumer Staples	7,143

	Energy — 1.0%
	Energy Equipment & Services — 0.0% (g)
	Halliburton Co.,
100	3.500%, 08/01/23	103
123	3.800%, 11/15/25	126
125	8.750%, 02/15/21	150
	Nabors Industries, Inc.,
50	4.625%, 09/15/21	47
20	5.500%, 01/15/23 (e)	19
173	Schlumberger Holdings Corp., 4.000%, 12/21/25 (e)	181
82	Schlumberger Investment SA, 3.650%, 12/01/23	86
15	Weatherford International Ltd., 9.875%, 02/15/24 (e)	16

		728

	Oil, Gas & Consumable Fuels — 1.0%
50	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	61
35	Alta Mesa Holdings LP, 7.875%, 12/15/24 (e)	35
	Anadarko Petroleum Corp.,
85	3.450%, 07/15/24	83
110	5.550%, 03/15/26	123
150	ANR Pipeline Co., 9.625%, 11/01/21	191

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
155	Antero Midstream Partners LP, 5.375%, 09/15/24 (e)	158
275	Antero Resources Corp., 5.625%, 06/01/23	278
	Apache Corp.,
35	2.625%, 01/15/23	34
382	3.250%, 04/15/22	388
61	APT Pipelines Ltd., (Australia), 4.250%, 07/15/27 (e)	62
	Boardwalk Pipelines LP,
12	4.450%, 07/15/27	12
65	5.950%, 06/01/26	73
	BP Capital Markets plc, (United Kingdom),
581	3.224%, 04/14/24	587
145	3.535%, 11/04/24	149
60	3.814%, 02/10/24	62
	Buckeye Partners LP,
119	4.150%, 07/01/23	122
25	4.350%, 10/15/24	26
105	5.600%, 10/15/44	108
150	Canadian Natural Resources Ltd., (Canada), 6.450%, 06/30/33	174
	Cenovus Energy, Inc., (Canada),
50	3.800%, 09/15/23	49
43	5.250%, 06/15/37 (e)	40
85	5.400%, 06/15/47 (e)	80
227	6.750%, 11/15/39	239
	Cheniere Corpus Christi Holdings LLC,
50	5.125%, 06/30/27 (e)	51
60	5.875%, 03/31/25	64
	Chesapeake Energy Corp.,
143	8.000%, 12/15/22 (e)	151
40	8.000%, 06/15/27 (e)	40
357	Chevron Corp., 2.895%, 03/03/24	360
200	CNOOC Nexen Finance 2014 ULC, (China), 4.250%, 04/30/24	210
160	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	170
100	ConocoPhillips, 6.500%, 02/01/39	132
	ConocoPhillips Co.,
95	4.150%, 11/15/34	96
123	4.200%, 03/15/21	130
250	Continental Resources, Inc., 4.500%, 04/15/23	239
25	Covey Park Energy LLC, 7.500%, 05/15/25 (e)	25
116	Ecopetrol SA, (Colombia), 5.375%, 06/26/26	121
	Enbridge, Inc., (Canada),
65	2.900%, 07/15/22	65

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
65	3.700%, 07/15/27	65
35	Encana Corp., (Canada), 6.625%, 08/15/37	41
	Energy Transfer LP,
45	4.050%, 03/15/25	45
80	5.150%, 02/01/43	76
100	6.625%, 10/15/36	112
150	EnLink Midstream Partners LP, 4.150%, 06/01/25	148
	Enterprise Products Operating LLC,
81	3.700%, 02/15/26	83
115	3.750%, 02/15/25	118
77	3.900%, 02/15/24	80
60	4.850%, 08/15/42	64
100	4.850%, 03/15/44	106
70	4.900%, 05/15/46	75
150	5.100%, 02/15/45	165
200	EOG Resources, Inc., 4.150%, 01/15/26	210
	EP Energy LLC,
60	8.000%, 11/29/24 (e)	60
60	8.000%, 02/15/25 (e)	45
149	Exxon Mobil Corp., 3.567%, 03/06/45	144
125	Halcon Resources Corp., 6.750%, 02/15/25 (e)	113
185	Hess Corp., 4.300%, 04/01/27	181
200	Kerr-McGee Corp., 7.875%, 09/15/31	257
65	Kinder Morgan Energy Partners LP, 5.625%, 09/01/41	67
65	Kinder Morgan, Inc., 5.300%, 12/01/34	67
	Laredo Petroleum, Inc.,
5	5.625%, 01/15/22	5
80	7.375%, 05/01/22	81
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	158
125	5.150%, 10/15/43	136
	Marathon Oil Corp.,
47	2.800%, 11/01/22	45
135	6.600%, 10/01/37	149
55	Marathon Petroleum Corp., 4.750%, 09/15/44	52
	MEG Energy Corp., (Canada),
60	6.500%, 01/15/25 (e)	54
280	7.000%, 03/31/24 (e)	218
	MPLX LP,
45	4.000%, 02/15/25	45
105	4.125%, 03/01/27	106
215	Newfield Exploration Co., 5.750%, 01/30/22	226

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Noble Energy, Inc.,
25	5.050%, 11/15/44	26
30	5.625%, 05/01/21	31
255	Oasis Petroleum, Inc., 6.875%, 01/15/23	247
136	Occidental Petroleum Corp., 3.500%, 06/15/25	139
	ONEOK Partners LP,
200	4.900%, 03/15/25	214
100	6.125%, 02/01/41	114
25	Parsley Energy LLC, 5.250%, 08/15/25 (e)	25
	Petroleos Mexicanos, (Mexico),
29	4.875%, 01/18/24	29
117	6.875%, 08/04/26	130
95	Phillips 66, 4.875%, 11/15/44	102
55	Phillips 66 Partners LP, 4.900%, 10/01/46	54
	Plains All American Pipeline LP,
20	3.850%, 10/15/23	20
300	4.650%, 10/15/25	308
190	5.750%, 01/15/20	204
205	Range Resources Corp., 4.875%, 05/15/25	195
25	RSP Permian, Inc., 5.250%, 01/15/25 (e)	25
265	Sabine Pass Liquefaction LLC, 6.250%, 03/15/22	300
	Southwestern Energy Co.,
55	4.100%, 03/15/22	51
90	6.700%, 01/23/25	88
	Spectra Energy Capital LLC,
139	3.300%, 03/15/23	140
100	8.000%, 10/01/19	111
75	Spectra Energy Partners LP, 4.500%, 03/15/45	74
	Statoil ASA, (Norway),
63	3.150%, 01/23/22	65
150	3.950%, 05/15/43	147
45	Summit Midstream Holdings LLC, 5.750%, 04/15/25	45
100	Suncor Energy, Inc., (Canada), 5.950%, 12/01/34	121
	Sunoco Logistics Partners Operations LP,
20	5.300%, 04/01/44	20
135	5.350%, 05/15/45	132
240	5.500%, 02/15/20	256
220	Targa Resources Partners LP, 4.250%, 11/15/23	215
	Tesoro Logistics LP,
35	5.250%, 01/15/25	37

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
75	6.250%, 10/15/22	79
105	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	109
171	Total Capital Canada Ltd., (France), 2.750%, 07/15/23	172
28	Total Capital International SA, (France), 3.750%, 04/10/24	30
100	TransCanada PipeLines Ltd., (Canada), 4.625%, 03/01/34	110
	Transcanada Trust, (Canada),
100	VAR, 5.300%, 03/15/77	103
15	VAR, 5.625%, 05/20/75	16
	Western Gas Partners LP,
50	3.950%, 06/01/25	50
40	4.650%, 07/01/26	41
30	5.450%, 04/01/44	30
255	Whiting Petroleum Corp., 5.750%, 03/15/21	240
45	WildHorse Resource Development Corp., 6.875%, 02/01/25 (e)	42
250	WPX Energy, Inc., 8.250%, 08/01/23	271

		13,543

	Total Energy	14,271

	Financials — 2.8%
	Banks — 1.2%
280	ABN AMRO Bank NV, (Netherlands), 1.800%, 09/20/19 (e)	278
200	Australia & New Zealand Banking Group Ltd., (Australia), VAR, 6.750%, 06/15/26 (e) (x) (y)	221
	Bank of America Corp.,
245	2.503%, 10/21/22	242
150	3.300%, 01/11/23	153
63	4.125%, 01/22/24	66
130	5.625%, 07/01/20	142
385	Series L, 3.950%, 04/21/25	390
390	Series K, VAR, 8.000%, 01/30/18 (x) (y)	401
116	Series V, VAR, 5.125%, 06/17/19 (x) (y)	119
125	Series X, VAR, 6.250%, 09/05/24 (x) (y)	135
180	VAR, 2.881%, 04/24/23	180
195	VAR, 3.124%, 01/20/23	197
85	VAR, 3.705%, 04/24/28	86
890	VAR, 3.824%, 01/20/28	906
110	VAR, 4.244%, 04/24/38	115
35	VAR, 4.443%, 01/20/48	37
395	Bank of Montreal, (Canada), 2.100%, 06/15/20	395

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
	Bank of Nova Scotia (The), (Canada),
80	2.350%, 10/21/20	81
70	2.450%, 03/22/21	70
200	2.700%, 03/07/22	201
150	2.800%, 07/21/21	152
	Barclays plc, (United Kingdom),
265	2.000%, 03/16/18	265
200	3.684%, 01/10/23	205
200	4.337%, 01/10/28	206
850	Capital One Bank USA NA, 3.375%, 02/15/23	857
	Citigroup, Inc.,
110	2.150%, 07/30/18	110
135	2.900%, 12/08/21	136
70	4.400%, 06/10/25	73
145	4.450%, 09/29/27	151
20	4.750%, 05/18/46	21
75	5.875%, 02/22/33	88
27	6.675%, 09/13/43	36
55	Series N, VAR, 5.800%, 11/15/19 (x) (y)	57
155	Series O, VAR, 5.875%, 03/27/20 (x) (y)	163
1,190	VAR, 3.887%, 01/10/28	1,210
	Commonwealth Bank of Australia, (Australia),
350	2.250%, 03/10/20 (e)	351
200	4.500%, 12/09/25 (e)	209
	Cooperatieve Rabobank UA, (Netherlands),
250	3.750%, 07/21/26	250
120	3.875%, 02/08/22	127
200	Danske Bank A/S, (Denmark), 2.200%, 03/02/20 (e)	200
250	Discover Bank, 4.200%, 08/08/23	263
	Fifth Third Bancorp,
40	2.875%, 07/27/20	41
115	8.250%, 03/01/38	171
150	HSBC Bank plc, (United Kingdom), 4.750%, 01/19/21 (e)	162
	HSBC Holdings plc, (United Kingdom),
800	4.250%, 03/14/24	828
265	VAR, 3.262%, 03/13/23	270
285	VAR, 4.041%, 03/13/28	295
200	VAR, 6.875%, 06/01/21 (x) (y)	216
200	ING Groep NV, (Netherlands), 3.950%, 03/29/27	208
267	KeyCorp, 5.100%, 03/24/21	292
200	Lloyds Banking Group plc, (United Kingdom), 3.750%, 01/11/27	201

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
59	Mitsubishi UFJ Financial Group, Inc., (Japan), 2.998%, 02/22/22	60
250	PNC Bank NA, 1.950%, 03/04/19	251
182	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	190
165	Royal Bank of Canada, (Canada), 2.750%, 02/01/22	168
200	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	200
230	Societe Generale SA, (France), VAR, 7.375%, 09/13/21 (e) (x) (y)	247
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	213
	SunTrust Banks, Inc.,
97	2.500%, 05/01/19	98
160	Series G, VAR, 5.050%, 06/15/22 (x) (y)	162
200	Swedbank AB, (Sweden), 2.800%, 03/14/22 (e)	203
125	Toronto-Dominion Bank (The), (Canada), 2.125%, 04/07/21	125
	UBS Group Funding Switzerland AG, (Switzerland),
200	3.491%, 05/23/23 (e)	205
200	4.253%, 03/23/28 (e)	209
200	US Bancorp, Series V, 2.625%, 01/24/22	202
	Wells Fargo & Co.,
640	3.069%, 01/24/23	648
300	3.550%, 09/29/25	305
40	4.400%, 06/14/46	41
55	4.650%, 11/04/44	58
409	4.750%, 12/07/46	437
65	4.900%, 11/17/45	71
150	Series N, 2.150%, 01/30/20	150
150	Series S, VAR, 5.900%, 06/15/24 (x) (y)	161
	Westpac Banking Corp., (Australia),
130	2.500%, 06/28/22	130
85	2.600%, 11/23/20	86
170	VAR, 4.322%, 11/23/31	174

		17,023

	Capital Markets — 0.7%
200	Ameriprise Financial, Inc., 4.000%, 10/15/23	214
	Bank of New York Mellon Corp. (The),
100	2.600%, 02/07/22	101
100	4.150%, 02/01/21	106
146	Series F, VAR, 4.625%, 09/20/26 (x) (y)	147
185	VAR, 2.661%, 05/16/23	186

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
180	BlackRock, Inc., 3.200%, 03/15/27	182
44	Blackstone Holdings Finance Co. LLC, 4.450%, 07/15/45 (e)	44
100	Charles Schwab Corp. (The), 3.200%, 03/02/27	101
49	CME Group, Inc., 5.300%, 09/15/43	61
250	Credit Suisse AG, (Switzerland), 1.750%, 01/29/18	250
	Credit Suisse Group AG, (Switzerland),
625	3.574%, 01/09/23 (e)	641
200	VAR, 6.250%, 12/18/24 (e) (x) (y)	212
100	Credit Suisse USA, Inc., (Switzerland), 7.125%, 07/15/32	137
	Deutsche Bank AG, (Germany),
35	1.875%, 02/13/18	35
115	3.125%, 01/13/21	116
150	4.250%, 10/14/21	157
85	6.000%, 09/01/17	85
	Goldman Sachs Group, Inc. (The),
330	2.350%, 11/15/21	326
170	2.375%, 01/22/18	171
488	2.750%, 09/15/20	494
109	3.500%, 01/23/25	110
150	3.625%, 01/22/23	155
121	3.750%, 05/22/25	124
495	3.850%, 01/26/27	504
36	4.250%, 10/21/25	37
120	5.150%, 05/22/45	133
100	Series M, VAR, 5.375%, 05/10/20 (x) (y)	105
85	Series L, VAR, 5.700%, 05/10/19 (x) (y)	88
360	VAR, 2.908%, 06/05/23	359
305	VAR, 3.691%, 06/05/28	306
200	ING Bank NV, (Netherlands), 5.800%, 09/25/23 (e)	226
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	101
62	Invesco Finance plc, 3.750%, 01/15/26	64
262	Jefferies Group LLC, 6.875%, 04/15/21	298
150	Macquarie Bank Ltd., (Australia), 4.000%, 07/29/25 (e)	157
80	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	89
	Morgan Stanley,
120	2.375%, 07/23/19	121
70	2.650%, 01/27/20	71
565	2.750%, 05/19/22	565

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
378	2.800%, 06/16/20	383
300	3.625%, 01/20/27	302
42	3.750%, 02/25/23	44
70	3.875%, 01/27/26	72
130	3.950%, 04/23/27	131
45	4.300%, 01/27/45	46
110	4.375%, 01/22/47	115
352	5.000%, 11/24/25	383
105	Series F, 3.875%, 04/29/24	109
265	Series H, VAR, 5.450%, 07/15/19 (x) (y)	274
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	52
140	Northern Trust Corp., VAR, 3.375%, 05/08/32	140
	State Street Corp.,
36	3.100%, 05/15/23	37
295	VAR, 2.653%, 05/15/23	296
149	TD Ameritrade Holding Corp., 2.950%, 04/01/22	153
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	88
150	5.850%, 04/15/40	175

		10,179

	Consumer Finance — 0.4%
	AerCap Ireland Capital DAC, (Netherlands),
150	3.500%, 05/26/22	154
405	3.950%, 02/01/22	422
380	4.625%, 07/01/22	407
	Ally Financial, Inc.,
30	4.125%, 02/13/22	31
55	4.250%, 04/15/21	57
560	4.625%, 05/19/22	582
155	5.750%, 11/20/25	163
	American Express Credit Corp.,
200	2.700%, 03/03/22	201
75	3.300%, 05/03/27	75
175	Capital One Financial Corp., 4.200%, 10/29/25	177
	Caterpillar Financial Services Corp.,
215	2.400%, 06/06/22	214
100	2.850%, 06/01/22	102
121	3.750%, 11/24/23	128
	Ford Motor Credit Co. LLC,
200	2.375%, 01/16/18	200
200	3.339%, 03/28/22	203
380	3.810%, 01/09/24	385
325	4.134%, 08/04/25	331

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
	General Motors Financial Co., Inc.,
65	3.100%, 01/15/19	66
235	3.950%, 04/13/24	238
120	4.250%, 05/15/23	126
80	John Deere Capital Corp., 1.950%, 06/22/20	80
	Synchrony Financial,
190	3.700%, 08/04/26	184
100	4.250%, 08/15/24	102
200	Toyota Motor Credit Corp., 2.625%, 01/10/23	201

		4,829

	Diversified Financial Services — 0.2%
200	EDP Finance BV, (Portugal), 3.625%, 07/15/24 (e)	198
606	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	660
	National Rural Utilities Cooperative Finance Corp.,
125	2.700%, 02/15/23	125
46	3.050%, 04/25/27	46
	Shell International Finance BV, (Netherlands),
290	3.400%, 08/12/23	301
32	3.750%, 09/12/46	30
105	4.000%, 05/10/46	104
60	4.125%, 05/11/35	63
	Siemens Financieringsmaatschappij NV, (Germany),
250	2.000%, 09/15/23 (e)	240
250	3.125%, 03/16/24 (e)	254
155	Voya Financial, Inc., 3.125%, 07/15/24	153

		2,174

	Insurance — 0.3%
	Allstate Corp. (The),
61	3.150%, 06/15/23	63
120	5.950%, 04/01/36	154
	American International Group, Inc.,
175	3.875%, 01/15/35	170
306	4.125%, 02/15/24	323
42	4.500%, 07/16/44	43
40	4.800%, 07/10/45	42
28	Aon Corp., 6.250%, 09/30/40	35
141	Athene Global Funding, 2.750%, 04/20/20 (e)	141
45	Brighthouse Financial, Inc., 4.700%, 06/22/47 (e)	44

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
	Chubb INA Holdings, Inc.,
200	2.700%, 03/13/23	200
65	2.875%, 11/03/22	66
88	3.150%, 03/15/25	89
	CNA Financial Corp.,
17	3.950%, 05/15/24	18
13	4.500%, 03/01/26	14
	Guardian Life Global Funding,
40	2.000%, 04/26/21 (e)	39
100	2.500%, 05/08/22 (e)	100
275	Lincoln National Corp., 4.200%, 03/15/22	293
	Manulife Financial Corp., (Canada),
200	5.375%, 03/04/46	241
150	VAR, 4.061%, 02/24/32	151
	Marsh & McLennan Cos., Inc.,
118	2.350%, 03/06/20	119
24	2.750%, 01/30/22	24
	MassMutual Global Funding II,
200	2.000%, 04/15/21 (e)	197
105	2.100%, 08/02/18 (e)	106
	MetLife, Inc.,
70	4.125%, 08/13/42	72
35	4.721%, 12/15/44	39
350	4.875%, 11/13/43	396
45	6.400%, 12/15/36	52
135	Series C, VAR, 5.250%, 06/15/20 (x) (y)	140
	New York Life Global Funding,
55	2.000%, 04/13/21 (e)	54
130	2.100%, 01/02/19 (e)	131
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	82
100	Progressive Corp. (The), 4.350%, 04/25/44	108
	Prudential Financial, Inc.,
115	5.100%, 08/15/43	134
175	VAR, 5.200%, 03/15/44	185
250	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	330
55	Swiss Re Treasury US Corp., (Switzerland), 4.250%, 12/06/42 (e)	57
200	Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47 (e)	205
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	100

		4,757

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Thrifts & Mortgage Finance — 0.0% (g)
	BPCE SA, (France),
250	2.650%, 02/03/21	251
200	5.150%, 07/21/24 (e)	214

		465

	Total Financials	39,427

	Health Care — 0.9%
	Biotechnology — 0.1%
	AbbVie, Inc.,
47	3.200%, 11/06/22	48
15	4.300%, 05/14/36	15
120	4.450%, 05/14/46	124
150	4.500%, 05/14/35	159
	Amgen, Inc.,
300	3.625%, 05/15/22	313
155	4.400%, 05/01/45	160
	Baxalta, Inc.,
78	3.600%, 06/23/22	81
140	4.000%, 06/23/25	146
92	Biogen, Inc., 3.625%, 09/15/22	96
	Celgene Corp.,
132	3.625%, 05/15/24	137
100	3.950%, 10/15/20	105
70	5.000%, 08/15/45	79
	Gilead Sciences, Inc.,
9	2.500%, 09/01/23	9
100	2.550%, 09/01/20	101
10	3.500%, 02/01/25	10
10	3.700%, 04/01/24	10
60	4.000%, 09/01/36	60
150	4.600%, 09/01/35	161

		1,814

	Health Care Equipment & Supplies — 0.2%
	Abbott Laboratories,
45	3.750%, 11/30/26	46
80	4.750%, 11/30/36	87
	Becton Dickinson and Co.,
149	2.675%, 12/15/19	151
203	3.363%, 06/06/24	203
180	DJO Finco, Inc., 8.125%, 06/15/21 (e)	167
	Hill-Rom Holdings, Inc.,
15	5.000%, 02/15/25 (e)	15
225	5.750%, 09/01/23 (e)	237
90	Kinetic Concepts, Inc., 7.875%, 02/15/21 (e)	95

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
	Liberty Property LP,
45	3.375%, 06/15/23	45
50	4.400%, 02/15/24	53
335	Mallinckrodt International Finance SA, 5.625%, 10/15/23 (e)	306
360	Medtronic Global Holdings SCA, 3.350%, 04/01/27	367
245	Medtronic, Inc., 4.375%, 03/15/35	270
100	Stryker Corp., 4.100%, 04/01/43	100

		2,142

	Health Care Providers & Services — 0.4%
	Aetna, Inc.,
100	3.500%, 11/15/24	103
123	4.750%, 03/15/44	138
	Anthem, Inc.,
60	2.300%, 07/15/18	60
50	4.625%, 05/15/42	54
95	5.100%, 01/15/44	110
200	5.850%, 01/15/36	241
94	Cardinal Health, Inc., 3.750%, 09/15/25	98
245	Cigna Corp., 4.000%, 02/15/22	259
85	DaVita, Inc., 5.000%, 05/01/25	85
	Express Scripts Holding Co.,
180	3.400%, 03/01/27	174
240	3.500%, 06/15/24	242
	HCA, Inc.,
190	5.250%, 04/15/25	204
1,895	5.375%, 02/01/25	1,999
230	HealthSouth Corp., 5.750%, 11/01/24	236
170	Kindred Healthcare, Inc., 8.750%, 01/15/23	179
	Tenet Healthcare Corp.,
540	6.750%, 06/15/23	540
25	7.500%, 01/01/22 (e)	27
30	8.125%, 04/01/22	32
25	THC Escrow Corp. III, 7.000%, 08/01/25 (e)	25
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	30
200	2.875%, 03/15/23	203
105	3.950%, 10/15/42	107
120	4.625%, 07/15/35	135

		5,281

	Health Care Technology — 0.0% (g)
200	Quintiles IMS, Inc., 5.000%, 10/15/26 (e)	206

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
245	2.950%, 09/19/26	238
46	3.150%, 01/15/23	47
46	4.150%, 02/01/24	49

		334

	Pharmaceuticals — 0.2%
	Allergan Funding SCS,
42	3.450%, 03/15/22	43
190	4.550%, 03/15/35	203
200	Allergan, Inc., 2.800%, 03/15/23	198
120	Eli Lilly & Co., 3.100%, 05/15/27	121
69	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	76
	Mylan NV,
200	3.150%, 06/15/21	203
131	3.950%, 06/15/26	133
	Mylan, Inc.,
65	2.600%, 06/24/18	66
105	3.125%, 01/15/23 (e)	104
70	Pfizer, Inc., 4.000%, 12/15/36	74
100	Shire Acquisitions Investments Ireland DAC, 2.875%, 09/23/23	99
80	Teva Pharmaceutical Finance IV LLC, (Israel), 2.250%, 03/18/20	80
315	Teva Pharmaceutical Finance Netherlands III BV, (Israel), 3.150%, 10/01/26	299
	Valeant Pharmaceuticals International, Inc.,
1,475	5.875%, 05/15/23 (e)	1,265
30	6.500%, 03/15/22 (e)	32
85	7.000%, 03/15/24 (e)	89
19	Zoetis, Inc., 1.875%, 02/01/18	19

		3,104

	Total Health Care	12,881

	Industrials — 0.8%
	Aerospace & Defense — 0.1%
140	Arconic, Inc., 5.900%, 02/01/27	151
50	Boeing Co. (The), 6.625%, 02/15/38	70
175	KLX, Inc., 5.875%, 12/01/22 (e)	184
55	L3 Technologies, Inc., 3.850%, 12/15/26	57
130	Lockheed Martin Corp., 3.800%, 03/01/45	128
150	Precision Castparts Corp., 4.200%, 06/15/35	156
225	Rockwell Collins, Inc., 3.200%, 03/15/24	228
40	Textron, Inc., 3.875%, 03/01/25	41
125	TransDigm, Inc., 6.500%, 05/15/25	127

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
	United Technologies Corp.,
140	2.800%, 05/04/24	140
80	3.750%, 11/01/46	79
180	5.400%, 05/01/35	216

		1,577

	Air Freight & Logistics — 0.0% (g)
75	FedEx Corp., 4.100%, 02/01/45	74
310	XPO Logistics, Inc., 6.500%, 06/15/22 (e)	326

		400

	Building Products — 0.1%
200	CRH America Finance, Inc., (Ireland), 3.400%, 05/09/27 (e)	200
200	James Hardie International Finance DAC, (Ireland), 5.875%, 02/15/23 (e)	210
	Johnson Controls International plc,
160	4.250%, 03/01/21	170
45	4.500%, 02/15/47	48
125	5.000%, 03/30/20	133
	Masco Corp.,
45	3.500%, 04/01/21	46
40	3.500%, 11/15/27	40
60	4.500%, 05/15/47	60
100	Owens Corning, 4.300%, 07/15/47	96
95	RSI Home Products, Inc., 6.500%, 03/15/23 (e)	100

		1,103

	Commercial Services & Supplies — 0.1%
45	ACCO Brands Corp., 5.250%, 12/15/24 (e)	47
	ADT Corp. (The),
110	3.500%, 07/15/22	106
100	4.125%, 06/15/23	99
295	Clean Harbors, Inc., 5.125%, 06/01/21	301
150	Republic Services, Inc., 5.500%, 09/15/19	161
110	Waste Management, Inc., 2.900%, 09/15/22	113

		827

	Construction & Engineering — 0.0% (g)
190	AECOM, 5.875%, 10/15/24	206
45	Great Lakes Dredge & Dock Corp., 8.000%, 05/15/22 (e)	46

		252

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	166
120	General Cable Corp., 5.750%, 10/01/22	120

		286

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrial Conglomerates — 0.1%
	General Electric Co.,
175	3.450%, 05/15/24	184
61	6.750%, 03/15/32	84
150	Series D, VAR, 5.000%, 01/21/21 (x) (y)	159
139	Honeywell International, Inc., 3.350%, 12/01/23	145
120	Koninklijke Philips NV, (Netherlands), 3.750%, 03/15/22	126
	Roper Technologies, Inc.,
31	3.000%, 12/15/20	32
85	3.800%, 12/15/26	87

		817

	Machinery — 0.0% (g)
50	CNH Industrial Capital LLC, 4.375%, 04/05/22	52
90	Parker-Hannifin Corp., 3.250%, 03/01/27 (e)	91
195	SPX FLOW, Inc., 5.625%, 08/15/24 (e)	201
70	Terex Corp., 5.625%, 02/01/25 (e)	72
30	Xylem, Inc., 4.375%, 11/01/46	31

		447

	Professional Services — 0.0% (g)
78	Equifax, Inc., 2.300%, 06/01/21	77

	Road & Rail — 0.3%
435	Avis Budget Car Rental LLC, 6.375%, 04/01/24 (e)	434
140	Burlington Northern Santa Fe LLC, 4.125%, 06/15/47	147
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	271
	Canadian Pacific Railway Co., (Canada),
260	4.800%, 09/15/35	290
63	7.125%, 10/15/31	86
	CSX Corp.,
100	2.600%, 11/01/26	96
255	3.250%, 06/01/27	258
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	40
150	3.850%, 11/15/24 (e)	154
35	4.500%, 08/16/21 (e)	38
283	Herc Rentals, Inc., 7.750%, 06/01/24 (e)	299
	Hertz Corp. (The),
305	5.500%, 10/15/24 (e)	250
175	6.250%, 10/15/22	153
125	7.625%, 06/01/22 (e)	125
150	JB Hunt Transport Services, Inc., 3.300%, 08/15/22	153

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
391	Norfolk Southern Corp., 4.837%, 10/01/41	440
	Penske Truck Leasing Co. LP,
35	2.500%, 06/15/19 (e)	35
235	4.200%, 04/01/27 (e)	243
	Ryder System, Inc.,
83	2.450%, 09/03/19	84
113	2.500%, 05/11/20	113
	Union Pacific Corp.,
300	3.799%, 10/01/51	294
105	4.000%, 04/15/47	108

		4,111

	Trading Companies & Distributors — 0.1%
	Air Lease Corp.,
95	3.000%, 09/15/23	95
325	3.625%, 04/01/27	325
230	Aircastle Ltd., 5.000%, 04/01/23	246
280	Aviation Capital Group Corp., 2.875%, 01/20/22 (e)	279
105	H&E Equipment Services, Inc., 7.000%, 09/01/22	109
200	HD Supply, Inc., 5.750%, 04/15/24 (e)	212
272	International Lease Finance Corp., 3.875%, 04/15/18	276
335	United Rentals North America, Inc., 5.500%, 07/15/25	351
68	WW Grainger, Inc., 4.600%, 06/15/45	74

		1,967

	Total Industrials	11,864

	Information Technology — 0.7%
	Communications Equipment — 0.1%
420	CommScope Technologies LLC, 6.000%, 06/15/25 (e)	449
	Harris Corp.,
155	2.700%, 04/27/20	156
225	3.832%, 04/27/25	233
250	4.854%, 04/27/35	274

		1,112

	Electronic Equipment, Instruments & Components — 0.1%
230	Anixter, Inc., 5.500%, 03/01/23	246
	Arrow Electronics, Inc.,
95	3.875%, 01/12/28	94
100	4.500%, 03/01/23	106
255	Belden, Inc., 5.500%, 09/01/22 (e)	263

		709

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Internet Software & Services — 0.0% (g)
105	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	110
120	Rackspace Hosting, Inc., 8.625%, 11/15/24 (e)	128
250	Zayo Group LLC, 6.375%, 05/15/25	270

		508

	IT Services — 0.1%
69	DXC Technology Co., 4.250%, 04/15/24 (e)	72
	First Data Corp.,
325	5.375%, 08/15/23 (e)	340
505	5.750%, 01/15/24 (e)	524
40	Gartner, Inc., 5.125%, 04/01/25 (e)	42
130	International Business Machines Corp., 7.000%, 10/30/25	166
90	Visa, Inc., 3.150%, 12/14/25	91
180	Western Union Co. (The), 3.600%, 03/15/22	184

		1,419

	Semiconductors & Semiconductor Equipment — 0.1%
190	Amkor Technology, Inc., 6.375%, 10/01/22	198
	Analog Devices, Inc.,
37	3.125%, 12/05/23	37
130	3.500%, 12/05/26	131
241	Broadcom Corp., 3.625%, 01/15/24 (e)	246
	Intel Corp.,
113	2.875%, 05/11/24	114
85	4.100%, 05/19/46	88
245	Micron Technology, Inc., 5.250%, 01/15/24 (e)	254
	QUALCOMM, Inc.,
385	2.900%, 05/20/24	384
94	3.250%, 05/20/27	94
400	Sensata Technologies UK Financing Co. plc, 6.250%, 02/15/26 (e)	436

		1,982

	Software — 0.2%
155	ACI Worldwide, Inc., 6.375%, 08/15/20 (e)	158
20	CDK Global, Inc., 4.875%, 06/01/27 (e)	20
280	Infor US, Inc., 6.500%, 05/15/22	290
90	Informatica LLC, 7.125%, 07/15/23 (e)	92
	Microsoft Corp.,
195	2.400%, 08/08/26	188
110	3.500%, 02/12/35	111
195	3.700%, 08/08/46	193
160	3.750%, 05/01/43	160

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — continued
15	3.750%, 02/12/45	15
422	4.100%, 02/06/37	455
	Oracle Corp.,
56	2.400%, 09/15/23	55
210	2.650%, 07/15/26	202
60	3.850%, 07/15/36	62
185	4.000%, 07/15/46	187
45	4.125%, 05/15/45	46

		2,234

	Technology Hardware, Storage & Peripherals — 0.1%
	Apple, Inc.,
105	2.850%, 05/11/24	105
146	3.000%, 02/09/24	148
256	3.200%, 05/13/25	261
175	3.200%, 05/11/27	177
280	3.250%, 02/23/26	285
110	3.350%, 02/09/27	113
125	3.450%, 02/09/45	118
	Diamond 1 Finance Corp.,
80	5.450%, 06/15/23 (e)	87
185	6.020%, 06/15/26 (e)	204
	Western Digital Corp.,
180	7.375%, 04/01/23 (e)	198
220	10.500%, 04/01/24	259

		1,955

	Total Information Technology	9,919

	Materials — 0.4%
	Chemicals — 0.2%
	Agrium, Inc., (Canada),
22	3.375%, 03/15/25	22
120	4.125%, 03/15/35	120
100	6.125%, 01/15/41	121
	CF Industries, Inc.,
80	3.400%, 12/01/21 (e)	81
215	4.500%, 12/01/26 (e)	221
90	Chemours Co. (The), 6.625%, 05/15/23	95
	Dow Chemical Co. (The),
19	3.000%, 11/15/22	20
19	4.125%, 11/15/21	20
	EI du Pont de Nemours & Co.,
85	2.200%, 05/01/20	85
89	4.150%, 02/15/43	91
140	GCP Applied Technologies, Inc., 9.500%, 02/01/23 (e)	159

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
235	Hexion, Inc., 6.625%, 04/15/20	214
480	INEOS Group Holdings SA, (Luxembourg), 5.625%, 08/01/24 (e)	495
165	LSB Industries, Inc., SUB, 8.500%, 08/01/19	165
	Mosaic Co. (The),
100	4.250%, 11/15/23	105
166	5.625%, 11/15/43	170
	NOVA Chemicals Corp., (Canada),
45	4.875%, 06/01/24 (e)	45
35	5.250%, 06/01/27 (e)	35
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	253
100	Rain CII Carbon LLC, 7.250%, 04/01/25 (e)	103
115	Scotts Miracle-Gro Co. (The), 5.250%, 12/15/26	121
	Sherwin-Williams Co. (The),
90	2.750%, 06/01/22	90
51	3.450%, 06/01/27	51
30	4.500%, 06/01/47	32
200	Trinseo Materials Operating SCA, 6.750%, 05/01/22 (e)	212
150	Union Carbide Corp., 7.750%, 10/01/96	199

		3,325

	Construction Materials — 0.0% (g)
200	CRH America, Inc., (Ireland), 3.875%, 05/18/25 (e)	208
153	Martin Marietta Materials, Inc., 3.450%, 06/01/27	152
40	Vulcan Materials Co., 4.500%, 06/15/47	41

		401

	Containers & Packaging — 0.1%
	Ardagh Packaging Finance plc, (Ireland),
200	6.000%, 02/15/25 (e)	210
340	7.250%, 05/15/24 (e)	372
35	BWAY Holding Co., 5.500%, 04/15/24 (e)	36
150	International Paper Co., 3.800%, 01/15/26	154
195	Reynolds Group Issuer, Inc., (New Zealand), 5.750%, 10/15/20	199

		971

	Metals & Mining — 0.1%
200	Anglo American Capital plc, (United Kingdom), 3.750%, 04/10/22 (e)	201
	BHP Billiton Finance USA Ltd., (Australia),
70	4.125%, 02/24/42	72
34	5.000%, 09/30/43	39

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
	Freeport-McMoRan, Inc.,
250	3.550%, 03/01/22	235
40	3.875%, 03/15/23	37
100	4.550%, 11/14/24	94
95	Glencore Funding LLC, (Switzerland), 4.000%, 03/27/27 (e)	93
20	Newcrest Finance Pty. Ltd., (Australia), 5.750%, 11/15/41 (e)	22
	Nucor Corp.,
127	4.000%, 08/01/23	134
40	5.200%, 08/01/43	47
272	Vale Overseas Ltd., (Brazil), 6.250%, 08/10/26	294

		1,268

	Total Materials	5,965

	Real Estate — 0.4%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
	American Tower Corp.,
145	3.125%, 01/15/27	139
125	3.375%, 10/15/26	122
40	3.500%, 01/31/23	41
40	4.400%, 02/15/26	42
90	AvalonBay Communities, Inc., 4.150%, 07/01/47	91
	Boston Properties LP,
85	3.800%, 02/01/24	88
320	3.850%, 02/01/23	337
	Brixmor Operating Partnership LP,
175	3.650%, 06/15/24	172
80	3.850%, 02/01/25	79
	Crown Castle International Corp.,
45	3.400%, 02/15/21	46
72	3.700%, 06/15/26	73
318	4.450%, 02/15/26	338
170	DDR Corp., 3.500%, 01/15/21	172
	Duke Realty LP,
84	3.625%, 04/15/23	86
75	3.875%, 02/15/21	78
157	EPR Properties, 4.500%, 06/01/27	158
190	Equinix, Inc., 5.875%, 01/15/26	207
158	ERP Operating LP, 4.625%, 12/15/21	171
100	GEO Group, Inc. (The), 5.875%, 10/15/24	103
	HCP, Inc.,
352	3.875%, 08/15/24	359
65	4.200%, 03/01/24	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Equity Real Estate Investment Trusts (REITs) — continued
26	Hospitality Properties Trust, 4.950%, 02/15/27	27
150	Kimco Realty Corp., 3.800%, 04/01/27	150
120	MGM Growth Properties Operating Partnership LP, 5.625%, 05/01/24	131
51	National Retail Properties, Inc., 3.600%, 12/15/26	51
	Prologis LP,
19	3.750%, 11/01/25	20
38	4.250%, 08/15/23	41
	Realty Income Corp.,
80	3.000%, 01/15/27	76
100	3.875%, 07/15/24	103
100	4.125%, 10/15/26	103
250	Scentre Group Trust 1, (Australia), 3.500%, 02/12/25 (e)	251
17	Simon Property Group LP, 4.375%, 03/01/21	18
170	UDR, Inc., 2.950%, 09/01/26	161
	Uniti Group, Inc.,
155	6.000%, 04/15/23 (e)	161
25	7.125%, 12/15/24 (e)	25
170	8.250%, 10/15/23	175
	Ventas Realty LP,
80	2.700%, 04/01/20	81
59	3.750%, 05/01/24	60
100	3.850%, 04/01/27	101
193	4.125%, 01/15/26	198
2	4.375%, 02/01/45	2
193	VEREIT Operating Partnership LP, 4.600%, 02/06/24	202
	Welltower, Inc.,
130	4.000%, 06/01/25	134
91	4.500%, 01/15/24	97

		5,337

	Real Estate Management & Development — 0.0% (g)
200	Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada), 3.875%, 03/20/27 (e)	205

	Total Real Estate	5,542

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
	AT&T, Inc.,
123	3.000%, 02/15/22	123
1,035	3.400%, 05/15/25	1,018
200	3.950%, 01/15/25	204
190	4.350%, 06/15/45	177

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
40	4.450%, 04/01/24	42
85	5.150%, 03/15/42	87
200	5.250%, 03/01/37	213
150	6.000%, 08/15/40	169
100	British Telecommunications plc, (United Kingdom), 9.125%, 12/15/30	152
	CCO Holdings LLC,
30	5.500%, 05/01/26 (e)	32
1,095	5.750%, 02/15/26 (e)	1,172
150	5.875%, 04/01/24 (e)	160
205	CenturyLink, Inc., 5.625%, 04/01/25	205
385	Frontier Communications Corp., 11.000%, 09/15/25	357
	Intelsat Jackson Holdings SA, (Luxembourg),
300	5.500%, 08/01/23	248
150	8.000%, 02/15/24 (e)	162
	Level 3 Financing, Inc.,
275	5.375%, 01/15/24	287
195	5.375%, 05/01/25	205
40	SES GLOBAL Americas Holdings GP, (Luxembourg), 2.500%, 03/25/19 (e)	40
585	SFR Group SA, (France), 7.375%, 05/01/26 (e)	635
360	Sprint Capital Corp., 8.750%, 03/15/32	454
	Telefonica Emisiones SAU, (Spain),
385	4.103%, 03/08/27	398
102	5.134%, 04/27/20	110
	Verizon Communications, Inc.,
100	2.625%, 08/15/26	92
160	4.125%, 03/16/27	165
305	4.125%, 08/15/46	272
209	4.150%, 03/15/24	220
155	4.272%, 01/15/36	150
100	4.400%, 11/01/34	99
101	4.522%, 09/15/48	96
93	4.672%, 03/15/55	87
147	4.862%, 08/21/46	147
95	5.012%, 04/15/49 (e)	96
20	5.012%, 08/21/54	20
380	5.050%, 03/15/34	402
91	5.250%, 03/16/37	98
230	Wind Acquisition Finance SA, (Italy), 7.375%, 04/23/21 (e)	239
510	Windstream Services LLC, 6.375%, 08/01/23	421

		9,254

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Wireless Telecommunication Services — 0.2%
100	America Movil SAB de CV, (Mexico), 5.000%, 03/30/20	107
76	Rogers Communications, Inc., (Canada), 3.625%, 12/15/25	78
	Sprint Corp.,
975	7.625%, 02/15/25	1,122
480	7.875%, 09/15/23	552
745	T-Mobile USA, Inc., 6.500%, 01/15/24	801
240	United States Cellular Corp., 6.700%, 12/15/33	245
50	Vodafone Group plc, (United Kingdom), 6.150%, 02/27/37	61

		2,966

	Total Telecommunication Services	12,220

	Utilities — 0.9%
	Electric Utilities — 0.6%
	Alabama Power Co.,
200	3.850%, 12/01/42	200
50	4.150%, 08/15/44	52
61	Series 13-A, 3.550%, 12/01/23	64
86	American Transmission Systems, Inc., 5.250%, 01/15/22 (e)	95
100	Appalachian Power Co., 4.600%, 03/30/21	107
150	Arizona Public Service Co., 4.500%, 04/01/42	164
92	CenterPoint Energy Houston Electric LLC, Series AA, 3.000%, 02/01/27	92
180	Commonwealth Edison Co., 2.550%, 06/15/26	173
125	Connecticut Light & Power Co. (The), Series A, 3.200%, 03/15/27	127
140	DTE Electric Co., 3.375%, 03/01/25	145
45	Duke Energy Corp., 2.650%, 09/01/26	43
80	Duke Energy Indiana LLC, 3.750%, 05/15/46	79
	Duke Energy Progress LLC,
150	4.100%, 03/15/43	156
25	4.150%, 12/01/44	26
105	Edison International, 2.950%, 03/15/23	106
	Electricite de France SA, (France),
80	2.150%, 01/22/19 (e)	80
35	4.875%, 01/22/44 (e)	37
	Emera US Finance LP, (Canada),
100	3.550%, 06/15/26	100
80	4.750%, 06/15/46	85
	Enel Finance International NV, (Italy),
200	3.625%, 05/25/27 (e)	198
100	5.125%, 10/07/19 (e)	107

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
100	Entergy Arkansas, Inc., 3.500%, 04/01/26	103
60	Entergy Corp., 2.950%, 09/01/26	57
185	Entergy Louisiana LLC, 3.120%, 09/01/27	184
40	Entergy Mississippi, Inc., 2.850%, 06/01/28	39
	Exelon Corp.,
15	2.450%, 04/15/21	15
160	3.497%, 06/01/22	164
	FirstEnergy Corp.,
65	Series B, 3.900%, 07/15/27	65
30	Series C, 4.850%, 07/15/47	30
35	Great Plains Energy, Inc., 4.850%, 06/01/21	37
155	Gulf Power Co., 3.300%, 05/30/27	156
45	Indiana Michigan Power Co., Series L, 3.750%, 07/01/47	44
135	ITC Holdings Corp., 3.650%, 06/15/24	137
115	Jersey Central Power & Light Co., 4.300%, 01/15/26 (e)	121
200	Kansas City Power & Light Co., 5.300%, 10/01/41	234
50	Kentucky Utilities Co., 3.300%, 10/01/25	51
24	Louisville Gas & Electric Co., Series 25, 3.300%, 10/01/25	25
	MidAmerican Energy Co.,
309	3.100%, 05/01/27	311
244	3.500%, 10/15/24	255
34	Nevada Power Co., 5.450%, 05/15/41	41
	NextEra Energy Capital Holdings, Inc.,
50	1.649%, 09/01/18	50
95	3.550%, 05/01/27	96
	Oncor Electric Delivery Co. LLC,
115	2.150%, 06/01/19	115
12	2.950%, 04/01/25	12
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	77
70	4.300%, 03/15/45	75
250	6.050%, 03/01/34	323
115	PacifiCorp, 2.950%, 06/01/23	117
400	PECO Energy Co., 4.800%, 10/15/43	457
	PPL Capital Funding, Inc.,
165	3.500%, 12/01/22	170
90	5.000%, 03/15/44	102
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	109
42	4.750%, 07/15/43	48
117	Progress Energy, Inc., 4.400%, 01/15/21	124

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Public Service Co. of Colorado,
150	2.500%, 03/15/23	149
65	3.800%, 06/15/47	65
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	31
117	Rochester Gas & Electric Corp., 3.100%, 06/01/27 (e)	117
	Sierra Pacific Power Co.,
110	2.600%, 05/01/26	106
41	Series T, 3.375%, 08/15/23	42
	Southern California Edison Co.,
40	4.500%, 09/01/40	44
66	4.650%, 10/01/43	75
100	6.650%, 04/01/29	129
80	Series C, 3.600%, 02/01/45	78
294	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	289
185	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/25 (e)	192
130	Union Electric Co., 2.950%, 06/15/27	129
	Virginia Electric & Power Co.,
150	2.750%, 03/15/23	150
150	2.950%, 01/15/22	153
21	3.450%, 02/15/24	22
75	4.000%, 01/15/43	77
165	Wisconsin Electric Power Co., 3.100%, 06/01/25	165
	Xcel Energy, Inc.,
95	3.300%, 06/01/25	96
95	4.700%, 05/15/20	100

		8,389

	Gas Utilities — 0.1%
55	AmeriGas Partners LP, 5.500%, 05/20/25	56
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	90
	Dominion Energy Gas Holdings LLC,
70	2.500%, 12/15/19	71
73	4.600%, 12/15/44	76
95	KeySpan Gas East Corp., 2.742%, 08/15/26 (e)	92
100	Piedmont Natural Gas Co., Inc., 3.640%, 11/01/46	94
200	Southern California Gas Co., 3.200%, 06/15/25	204
31	Southern Natural Gas Co. LLC, 4.800%, 03/15/47 (e)	33

		716

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — 0.1%
235	AES Corp., 4.875%, 05/15/23	239
455	Dynegy, Inc., 5.875%, 06/01/23	425
	Exelon Generation Co. LLC,
160	2.950%, 01/15/20	163
65	3.400%, 03/15/22	66
94	5.750%, 10/01/41	96
140	NRG Energy, Inc., 6.625%, 01/15/27	140
25	PSEG Power LLC, 4.300%, 11/15/23	26
75	Southern Power Co., Series F, 4.950%, 12/15/46	78

		1,233

	Multi-Utilities — 0.1%
	Berkshire Hathaway Energy Co.,
75	3.500%, 02/01/25	77
45	4.500%, 02/01/45	49
	CMS Energy Corp.,
50	2.950%, 02/15/27	48
335	3.450%, 08/15/27	338
	Consolidated Edison Co. of New York, Inc.,
90	3.875%, 06/15/47	91
75	4.500%, 12/01/45	83
100	Series 08-B, 6.750%, 04/01/38	140
195	Dominion Energy, Inc., Series D, 2.850%, 08/15/26	186
61	DTE Energy Co., Series F, 3.850%, 12/01/23	64
	NiSource Finance Corp.,
150	4.800%, 02/15/44	163
15	5.650%, 02/01/45	18
80	San Diego Gas & Electric Co., 3.750%, 06/01/47	80
	Sempra Energy,
80	2.400%, 03/15/20	80
144	4.050%, 12/01/23	152
	Southern Co. Gas Capital Corp.,
77	3.250%, 06/15/26	75
200	5.250%, 08/15/19	212
18	5.875%, 03/15/41	22

		1,878

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
100	3.400%, 03/01/25	103

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Water Utilities — continued
100	6.593%, 10/15/37	138

		241

	Total Utilities	12,457

	Total Corporate Bonds (Cost $146,042)	149,962

Foreign Government Securities — 0.1%
150	Republic of Colombia, (Colombia), 7.375%, 09/18/37	193
20	Republic of Peru, (Peru), 5.625%, 11/18/50	25
	Republic of Poland, (Poland),
100	3.250%, 04/06/26	102
50	4.000%, 01/22/24	53
	United Mexican States, (Mexico),
86	4.000%, 10/02/23	90
143	5.550%, 01/21/45	160

	Total Foreign Government Securities (Cost $590)	623

SHARES
Investment Companies — 16.8% (b)
3,606	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	29,680
1,655	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	42,682
1,322	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	11,029
9,035	JPMorgan High Yield Fund, Class R6 Shares	67,217
916	JPMorgan Mid Cap Equity Fund, Class R6 Shares	45,061
3,117	JPMorgan Realty Income Fund, Class R6 Shares	40,806

	Total Investment Companies (Cost $202,586)	236,475

PRINCIPAL AMOUNT($)
Mortgage-Backed Securities — 0.8%
20	FHLMC Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	21
	FHLMC Gold Pools, 30 Year, Single Family,
169	4.500%, 05/01/41	181
90	5.500%, 02/01/39	101
135	6.000%, 08/01/36 - 12/01/36	154
2	7.000%, 02/01/26	2
5	7.500%, 05/01/26 - 08/01/27	6
2	8.000%, 04/01/25 - 05/01/25	2
3	8.500%, 07/01/26	4

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FNMA, 15 Year, Single Family,
3	4.500%, 05/01/19	3
4	5.000%, 10/01/19	4
31	6.000%, 10/01/19 - 01/01/24	33
85	FNMA, 20 Year, Single Family, 5.500%, 02/01/28	94
	FNMA, 30 Year, Single Family,
142	6.000%, 12/01/32 - 04/01/35	163
139	6.500%, 02/01/26 - 10/01/38	158
82	7.000%, 03/01/26 - 11/01/38	93
17	8.000%, 11/01/22 - 06/01/24	19
6	9.000%, 08/01/24	7
	FNMA, Other,
136	ARM, 1.345%, 01/01/23	136
196	1.735%, 05/01/20	194
454	2.350%, 05/01/23 - 08/01/28	439
100	2.400%, 12/01/22	101
230	2.410%, 01/01/23	233
400	2.460%, 10/01/26	389
185	2.530%, 03/01/23	187
450	2.570%, 08/01/28	434
179	2.705%, 04/01/23	182
227	2.840%, 06/01/22	234
91	2.900%, 06/01/22	93
1,190	3.030%, 12/01/21 - 04/01/30	1,194
142	3.050%, 10/01/20	146
95	3.110%, 10/01/21	98
195	3.370%, 11/01/20	203
700	3.380%, 01/01/18 - 12/01/23	726
289	3.450%, 11/01/23	304
196	3.480%, 12/01/20	204
141	3.590%, 10/01/20	148
500	3.690%, 11/01/23	532
133	3.700%, 12/01/20	140
768	3.729%, 06/01/18	776
378	3.760%, 08/01/23	403
156	3.817%, 05/01/22	165
400	3.860%, 11/01/23	430
474	3.940%, 12/01/25	513
400	4.040%, 10/01/20	425
472	4.295%, 06/01/21	507
274	4.330%, 04/01/21	294
224	4.369%, 02/01/20	237
163	4.770%, 06/01/19	172
	GNMA I, 30 Year, Single Family,
25	6.500%, 01/15/24 - 03/15/28	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage-Backed Securities — continued
47		7.000%, 04/15/24 - 05/15/26	48
10		7.500%, 05/15/26 - 06/15/25	10
13		8.000%, 04/15/24 - 09/15/27	13
16		8.500%, 06/15/22 - 12/15/22	17
—	(h)	10.000%, 07/15/18	—	(h)
		GNMA II, 30 Year, Single Family,
2		8.000%, 07/20/28	3
9		8.500%, 09/20/25	10

		Total Mortgage-Backed Securities (Cost $11,177)	11,412

Municipal Bonds — 0.0% (g) (t)
		New York — 0.0% (g)
35		New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series D, Rev., 5.600%, 03/15/40	44
150		Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	190

			234

		Ohio — 0.0% (g)
210		American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	300

		Total Municipal Bonds (Cost $395)	534

U.S. Government Agency Securities — 0.0% (g)
250		Resolution Funding Corp. STRIPS, 1.730%, 07/15/20 (n)	237
		Tennessee Valley Authority,
74		1.750%, 10/15/18	75
44		4.625%, 09/15/60	53

		Total U.S. Government Agency Securities (Cost $355)	365

U.S. Treasury Obligations — 3.8%
		U.S. Treasury Bond,
800		2.750%, 11/15/42	792
65		3.000%, 02/15/47	67
1,000		4.250%, 05/15/39	1,254
2,000		5.500%, 08/15/28	2,616
		U.S. Treasury Note,
1,000		0.625%, 11/30/17	998
8,028		0.750%, 01/31/18 (k)	8,008
4,000		1.000%, 11/30/19	3,958
1,500		1.250%, 12/15/18	1,498
585		1.500%, 06/15/20	584
2,000		1.500%, 02/28/23	1,947

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

2,000		1.625%, 04/30/19	2,009
4,000		1.625%, 07/31/20	4,005
1,000		1.625%, 11/30/20	999
6,000		1.625%, 04/30/23	5,869
2,500		1.750%, 05/15/22	2,486
1,400		1.750%, 01/31/23	1,382
700		2.000%, 11/30/22	701
9,000		2.000%, 02/15/25	8,874
1,800		2.375%, 12/31/20	1,844
3,000		3.500%, 02/15/18	3,042

		Total U.S. Treasury Obligations (Cost $53,200)	52,933

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
23		Media General, Inc. CVR (a)	—	(h)

		Industrials — 0.0% (g)
		Construction & Engineering — 0.0% (g)
7		ACS Actividades de Construccion y Servicios SA, (Spain), expiring 07/11/17 (a)	6

		Materials — 0.0% (g)
		Metals & Mining — 0.0% (g)
116		Hoa Phat Group JSC, (Vietnam), expiring 07/17/17 (a)	12

		Total Rights (Cost $6)	18

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

PRINCIPAL AMOUNT($)
Short-Term Investments— 3.2%
		U.S. Treasury Obligations — 0.0% (g)
		U.S. Treasury Bill,
40		0.972, 03/01/18 (k) (n)	40
145		1.091, 12/07/17 (k) (n)	144

		Total U.S. Treasury Obligations (Cost $184)	184

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
		Investment Companies — 3.2%
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.150% (b) (l)	—	(h)
45,476		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l)	45,476

		Total Investment Companies (Cost $45,476)	45,476

		Total Short-Term Investments (Cost $45,660)	45,660

		Total Investments — 98.8% (Cost $1,173,486)	1,392,258
		Other Assets in Excess of Liabilities — 1.2%	16,853

		NET ASSETS — 100.0%	$1,409,111

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	77.4%
Japan	3.7
United Kingdom	3.1
France	2.2
Germany	1.6
Switzerland	1.6
China	1.3
Netherlands	1.1
Others (each less than 1.0%)	8.0

*	Percentages indicated are based upon total investments as of June 30, 2017.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
147	TOPIX Index	09/07/17	JPY	$21,144	$186
425	10 Year Australian Government Bond	09/15/17	AUD	42,223	(676)
142	E-mini S&P 500 Index	09/15/17	USD	17,188	(53)
398	Euro STOXX 50 Index	09/15/17	EUR	15,622	(491)
2	FTSE 100 Index	09/15/17	GBP	189	(5)
348	Mini MSCI Emerging Markets Index	09/15/17	USD	17,544	165
69	Mini Russell 2000 Index	09/15/17	USD	4,879	(8)
410	10 Year U.S. Treasury Note	09/20/17	USD	51,468	(233)
13	US Treasury Long Bond	09/20/17	USD	1,998	12
3	US Ultra Bond	09/20/17	USD	498	(1)
95	SPI 200 Index	09/21/17	AUD	10,306	(137)
23	2 Year U.S. Treasury Note	09/29/17	USD	4,971	(8)
255	5 Year U.S. Treasury Note	09/29/17	USD	30,048	(67)
	Short Futures Outstanding
(289)	Euro Bund	09/07/17	EUR	(53,430)	919
(110)	FTSE 100 Index	09/15/17	GBP	(10,383)	256
(100)	10 Year Canadian Government Bond	09/20/17	CAD	(10,838)	291
(10)	10 Year U.S. Treasury Note	09/20/17	USD	(1,255)	9
(54)	10 Year U.S. Ultra Note	09/20/17	USD	(7,280)	21
(163)	Long Gilt	09/27/17	GBP	(26,658)	443
(41)	2 Year U.S. Treasury Note	09/29/17	USD	(8,861)	13

					$636

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT JUNE 30, 2017		NET UNREALIZED APPRECIATION (DEPRECIATION)
3,713	AUD
3,726	for CAD	Citibank, NA	09/21/17	$2,877	#	$2,851	#	$(26)
3,676	AUD
2,482	for EUR	Goldman Sachs International	09/21/17	2,846	#	2,822	#	(24)
3,700	AUD
2,197	for GBP	Goldman Sachs International	09/21/17	2,869	#	2,841	#	(28)
3,698	AUD
312,791	for JPY	Goldman Sachs International	09/21/17	2,790	#	2,839	#	49
7,376	AUD
7,720	for NZD	Goldman Sachs International	09/21/17	5,649	#	5,664	#	15
3,687	AUD
3,856	for NZD	Union Bank of Switzerland AG	09/21/17	2,821	#	2,831	#	10
3,672	AUD
3,851	for NZD	Westpac Banking Corp.	09/21/17	2,818	#	2,820	#	2
3,702	CAD
3,713	for AUD	Goldman Sachs International	09/21/17	2,851	#	2,859	#	8
3,727	CAD
2,499	for EUR	Goldman Sachs International	09/21/17	2,866	#	2,877	#	11
5,678	CAD
3,728	for EUR	Union Bank of Switzerland AG	09/21/17	4,276	#	4,384	#	108
3,758	CAD
3,887	for NZD	Goldman Sachs International	09/21/17	2,844	#	2,901	#	57
3,773	CAD
3,886	for NZD	Royal Bank of Canada	09/21/17	2,844	#	2,914	#	70
1,364	CHF
11,936	for NOK	TD Bank Financial Group	09/21/17	1,432	#	1,430	#	(2)
65,157	CZK
2,485	for EUR	Citibank, NA	09/21/17	2,851	#	2,864	#	13
2,494	EUR
3,726	for AUD	Goldman Sachs International	09/21/17	2,861	#	2,861	#	— (h)
2,494	EUR
3,813	for CAD	Goldman Sachs International	09/21/17	2,944	#	2,860	#	(84)
1,241	EUR
32,613	for CZK	Goldman Sachs International	09/21/17	1,434	#	1,424	#	(10)
7,501	EUR
71,532	for NOK	Goldman Sachs International	09/21/17	8,581	#	8,603	#	22
2,499	EUR
23,692	for NOK	Union Bank of Switzerland AG	09/21/17	2,842	#	2,866	#	24
2,450	EUR
23,650	for SEK	Goldman Sachs International	09/21/17	2,820	#	2,810	#	(10)
265	GBP
37,637	for JPY	Goldman Sachs International	08/24/17	335	#	346	#	11
626,611	JPY
4,972	for EUR	Goldman Sachs International	09/21/17	5,703	#	5,590	#	(113)
317,638	JPY
2,499	for EUR	Union Bank of Switzerland AG	09/21/17	2,866	#	2,834	#	(32)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2017

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT JUNE 30, 2017		NET UNREALIZED APPRECIATION (DEPRECIATION)
311,926	JPY
3,837	for NZD	Goldman Sachs International	09/21/17	$2,808	#	$2,783	#	$(25)
23,717	NOK
3,706	for CAD	Goldman Sachs International	09/21/17	2,861	#	2,845	#	(16)
11,968	NOK
1,240	for EUR	Union Bank of Switzerland AG	09/21/17	1,422	#	1,436	#	14
47,188	NOK
48,246	for SEK	Goldman Sachs International	09/21/17	5,753	#	5,661	#	(92)
3,873	NZD
311,058	for JPY	Credit Suisse International	09/21/17	2,775	#	2,834	#	59
97,685	SEK
10,012	for EUR	Goldman Sachs International	09/21/17	11,483	#	11,647	#	164
24,534	SEK
23,900	for NOK	Goldman Sachs International	09/21/17	2,868	#	2,926	#	58
24,139	SEK
23,606	for NOK	Union Bank of Switzerland AG	09/21/17	2,832	#	2,878	#	46
4,097	AUD	Goldman Sachs International	08/24/17	3,069		3,147		78
9,094	AUD	Goldman Sachs International	09/21/17	6,839		6,983		144
3,687	AUD	Merrill Lynch International	09/21/17	2,800		2,831		31
16,062	BRL	Goldman Sachs International†	09/21/17	4,791		4,771		(20)
15,042	CAD	Royal Bank of Canada	09/21/17	11,197		11,614		417
3,717	CAD	Union Bank of Switzerland AG	09/21/17	2,803		2,870		67
3,628	CHF	HSBC Bank, NA	08/24/17	3,748		3,796		48
2,608,905	CLP	Goldman Sachs International†	09/21/17	3,928		3,921		(7)
964,307	CLP	Merrill Lynch International†	09/21/17	1,447		1,449		2
4,102,289	COP	Goldman Sachs International†	09/21/17	1,400		1,332		(68)
129,559	CZK	Merrill Lynch International	09/21/17	5,573		5,695		122
376	EUR	Australia and New Zealand Banking Group Limited	08/24/17	423		431		8
7,483	EUR	Goldman Sachs International	09/21/17	8,440		8,582		142
1,197	EUR	Royal Bank of Canada	09/21/17	1,354		1,373		19
185	GBP	Australia and New Zealand Banking Group Limited	08/24/17	237		241		4
203	GBP	National Australia Bank	08/24/17	257		264		7
2,160	GBP	Goldman Sachs International	09/21/17	2,743		2,820		77
3,796	HKD	HSBC Bank, NA	08/24/17	489		487		(2)
382,720	HUF	Royal Bank of Canada	09/21/17	1,400		1,420		20
4,801,836	IDR	Goldman Sachs International†	09/22/17	358		357		(1)
78,686,269	IDR	Merrill Lynch International†	09/22/17	5,860		5,852		(8)
4,941	ILS	Merrill Lynch International	09/25/17	1,407		1,421		14
46,634	JPY	HSBC Bank, NA	08/24/17	422		415		(7)
78,694	JPY	National Australia Bank	08/24/17	704		701		(3)
45,552	JPY	Societe Generale	08/24/17	406		406		— (h)
293,662	JPY	Australia and New Zealand Banking Group Limited	09/21/17	2,690		2,620		(70)
930,822	JPY	Goldman Sachs International	09/21/17	8,398		8,305		(93)
153,401	JPY	Royal Bank of Canada	09/21/17	1,400		1,369		(31)
50,799	MXN	Citibank, NA	09/21/17	2,799		2,764		(35)
51,327	MXN	Deutsche Bank AG	09/21/17	2,799		2,793		(6)
240,722	MXN	Goldman Sachs International	09/21/17	12,909		13,099		190
21,617	MXN	Merrill Lynch International	09/21/17	1,168		1,176		8
2,437	MXN	Royal Bank of Canada	09/21/17	135		133		(2)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
18,051	MYR	Goldman Sachs International†	09/21/17	$4,222	$4,183	$(39)
35,466	NOK	TD Bank Financial Group	09/21/17	4,199	4,255	56
15,391	NZD	Australia and New Zealand Banking Group Limited	09/21/17	11,019	11,262	243
7,826	NZD	Goldman Sachs International	09/21/17	5,616	5,727	111
3,866	NZD	Union Bank of Switzerland AG	09/21/17	2,800	2,829	29
339,370	PHP	Merrill Lynch International†	09/21/17	6,838	6,679	(159)
27,926	PLN	Merrill Lynch International	09/21/17	7,485	7,533	48
5,571	RON	Merrill Lynch International	09/21/17	1,376	1,399	23
1,089,444	RUB	Goldman Sachs International†	09/21/17	18,655	18,169	(486)
12,047	SEK	National Australia Bank	08/24/17	1,386	1,434	48
12,127	SEK	Citibank, NA	09/21/17	1,400	1,446	46
1,089	SGD	Australia and New Zealand Banking Group Limited	08/24/17	786	792	6
1,867	SGD	Australia and New Zealand Banking Group Limited	09/21/17	1,353	1,357	4
149,075	THB	Australia and New Zealand Banking Group Limited	09/21/17	4,381	4,389	8
7,338	TRY	Credit Suisse International	09/21/17	2,045	2,039	(6)
65,354	TRY	Deutsche Bank AG	09/21/17	17,911	18,160	249
7,347	TRY	Merrill Lynch International	09/21/17	2,021	2,042	21
75,405	TWD	Goldman Sachs International†	09/21/17	2,499	2,480	(19)
13,447	ZAR	Merrill Lynch International	09/21/17	1,029	1,014	(15)
4,416	ZAR	Royal Bank of Canada	09/21/17	336	333	(3)
				$307,572	$309,061	$1,489

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,415	AUD	Goldman Sachs International	09/21/17	$5,596	$5,693	$(97)
3,752	AUD	Royal Bank of Canada	09/21/17	2,799	2,881	(82)
14,952	BRL	Goldman Sachs International†	09/21/17	4,442	4,441	1
16,446	CAD	Goldman Sachs International	09/21/17	12,248	12,697	(449)
612	CAD	Royal Bank of Canada	09/21/17	471	473	(2)
3,777	CAD	Union Bank of Switzerland AG	09/21/17	2,799	2,916	(117)
158	CHF	Australia and New Zealand Banking Group Limited	08/24/17	165	165	— (h)
231	CHF	Societe Generale	08/24/17	241	241	— (h)
9,168	CHF	Goldman Sachs International	09/21/17	9,568	9,610	(42)
2,712	CHF	Royal Bank of Canada	09/21/17	2,799	2,842	(43)
9,169,125	CLP	Merrill Lynch International†	09/21/17	13,670	13,781	(111)
11,819,884	COP	Goldman Sachs International†	09/21/17	4,027	3,838	189
5,055,766	COP	Merrill Lynch International†	09/21/17	1,655	1,642	13
31,874	CZK	Deutsche Bank AG	09/21/17	1,362	1,402	(40)
64,263	CZK	Merrill Lynch International	09/21/17	2,760	2,824	(64)
5,887	DKK	HSBC Bank, NA	08/24/17	889	907	(18)
163	EUR	Goldman Sachs International	08/24/17	182	186	(4)
384	EUR	National Australia Bank	08/24/17	433	440	(7)
644	EUR	Societe Generale	08/24/17	733	738	(5)
212	EUR	State Street Corp.	08/24/17	241	244	(3)
5,688	EUR	Union Bank of Switzerland AG	08/24/17	6,428	6,514	(86)
1,254	EUR	Merrill Lynch International	09/21/17	1,407	1,439	(32)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2017

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,093	GBP	Goldman Sachs International	09/21/17	$1,417	$1,428	$(11)
19,096	GBP	Royal Bank of Canada	09/21/17	24,739	24,933	(194)
508	GBP	State Street Corp.	09/21/17	657	663	(6)
1,093	GBP	TD Bank Financial Group	09/21/17	1,403	1,427	(24)
394,167	HUF	Credit Suisse International	09/21/17	1,429	1,463	(34)
397,928	HUF	Deutsche Bank AG	09/21/17	1,449	1,477	(28)
1,531,786	HUF	Royal Bank of Canada	09/21/17	5,621	5,683	(62)
4,024,149	IDR	Goldman Sachs International†	09/22/17	299	299	— (h)
273,131	INR	Goldman Sachs International†	09/21/17	4,194	4,189	5
449,929	INR	Merrill Lynch International†	09/21/17	6,914	6,901	13
43,890	JPY	Australia and New Zealand Banking Group Limited	08/24/17	396	392	4
45,228	JPY	National Australia Bank	08/24/17	408	403	5
86,000	JPY	State Street Corp.	08/24/17	776	766	10
310,383	JPY	Citibank, NA	09/21/17	2,799	2,769	30
464,807	JPY	Goldman Sachs International	09/21/17	4,199	4,147	52
3,138,353	KRW	Goldman Sachs International†	09/21/17	2,799	2,743	56
12,259	MXN	Barclays Bank plc	09/21/17	670	667	3
47,284	MXN	Goldman Sachs International	09/21/17	2,593	2,573	20
5,856	NOK	Merrill Lynch International	08/24/17	700	702	(2)
130,081	NOK	Royal Bank of Canada	09/21/17	15,415	15,605	(190)
11,842	NOK	Union Bank of Switzerland AG	09/21/17	1,400	1,421	(21)
9,698	NZD	Goldman Sachs International	09/21/17	6,999	7,097	(98)
3,870	NZD	Union Bank of Switzerland AG	09/21/17	2,798	2,831	(33)
207,813	PHP	Goldman Sachs International†	09/21/17	4,134	4,090	44
131,557	PHP	Merrill Lynch International†	09/21/17	2,640	2,588	52
496	PLN	Barclays Bank plc	09/21/17	132	134	(2)
16,783	PLN	Deutsche Bank AG	09/21/17	4,437	4,527	(90)
4,071	PLN	Merrill Lynch International	09/21/17	1,096	1,098	(2)
5,571	RON	Deutsche Bank AG	09/21/17	1,373	1,398	(25)
159,487	RUB	Citibank, NA†	09/21/17	2,743	2,660	83
742,136	RUB	Goldman Sachs International†	09/21/17	12,465	12,377	88
84,745	SEK	Goldman Sachs International	09/21/17	9,818	10,105	(287)
23,731	SEK	Union Bank of Switzerland AG	09/21/17	2,799	2,830	(31)
260	SGD	HSBC Bank, NA	08/24/17	189	189	— (h)
292,972	THB	Australia and New Zealand Banking Group Limited	09/21/17	8,609	8,624	(15)
35,057	THB	Deutsche Bank AG	09/21/17	1,032	1,032	— (h)
10,112	TRY	Citibank, NA	09/21/17	2,799	2,810	(11)
286,955	TWD	Goldman Sachs International†	09/21/17	9,567	9,440	127
37,064	ZAR	Citibank, NA	09/21/17	2,800	2,796	4
8,785	ZAR	Deutsche Bank AG	09/21/17	672	663	9
22,189	ZAR	Goldman Sachs International	09/21/17	1,696	1,673	23
				$233,990	$235,527	$(1,537)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at June 30, 2017 of the currency being sold, and the value at June 30, 2017 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	53

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2017.
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CVA	— Dutch Certification
CVR	— Contingent Value Rights
CZK	— Czech Republic Koruna
DKK	— Danish Krone
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2017. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
RON	— Romanian Leu
RUB	— Russian Ruble

SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2017.
THB	— Thai Baht
TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2017.
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.
(n)	— The rate shown is the effective yield as of June 30, 2017.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2017.

(y)	— Preferred Security.
†	— Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	JUNE 30, 2017

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JUNE 30, 2017	J.P. MORGAN FUNDS	55

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,110,307
Investments in affiliates, at value	281,951

Total investment securities, at value	1,392,258
Cash	6,502
Foreign currency, at value	251
Deposits at broker for futures contracts	214
Receivables:
Investment securities sold	10,921
Fund shares sold	1,223
Interest and dividends from non-affiliates	3,544
Dividends from affiliates	32
Tax reclaims	297
Variation margin on futures contracts	1,799
Unrealized appreciation on forward foreign currency exchange contracts	3,862

Total Assets	1,420,903

LIABILITIES:
Payables:
Distributions	978
Investment securities purchased	3,593
Fund shares redeemed	2,426
Unrealized depreciation on forward foreign currency exchange contracts	3,910
Accrued liabilities:
Investment advisory fees	492
Administration fees	41
Distribution fees	45
Service fees	49
Custodian and accounting fees	60
Deferred India capital gains tax	25
Other	173

Total Liabilities	11,792

Net Assets	$1,409,111

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	JUNE 30, 2017

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,158,418
Accumulated undistributed (distributions in excess of) net investment income	1,298
Accumulated net realized gains (losses)	30,064
Net unrealized appreciation (depreciation)	219,331

Total Net Assets	$1,409,111

Net Assets:
Class A	$121,832
Class C	31,241
Class I (formerly Select Class)	78,033
Class L (formerly Institutional Class)	1,178,005

Total	$1,409,111

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,038
Class C	1,817
Class I (formerly Select Class)	4,484
Class L (formerly Institutional Class)	67,820

Net Asset Value (a):
Class A — Redemption price per share	$17.31
Class C — Offering price per share (b)	17.19
Class I (formerly Select Class) — Offering and redemption price per share	17.40
Class L (formerly Institutional Class) — Offering and redemption price per share	17.37
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.13

Cost of investments in non-affiliates	$925,424
Cost of investments in affiliates	248,062
Cost of foreign currency	250

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	57

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,994
Interest income from affiliates	2
Dividend income from non-affiliates	14,637
Dividend income from affiliates	9,324
Foreign taxes withheld	(551)

Total investment income	35,406

EXPENSES:
Investment advisory fees	7,416
Administration fees	1,103
Distribution fees:
Class A	322
Class C	256
Service fees:
Class A	322
Class C	85
Class I (formerly Select Class)	214
Class L (formerly Institutional Class)	1,100
Custodian and accounting fees	693
Interest expense to affiliates	2
Professional fees	173
Interest expense to non-affiliates	5
Trustees’ and Chief Compliance Officer’s fees	22
Printing and mailing costs	53
Registration and filing fees	77
Transfer agency fees (See Note 2.I.)	93
Sub-transfer agency fees (See Note 2.I.)	124
Other	39

Total expenses	12,099

Less fees waived	(3,978)

Net expenses	8,121

Net investment income (loss)	27,285

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	67,124 (a)
Investments in affiliates	(3,876)
Futures	(3,407)
Foreign currency transactions	1,108

Net realized gain (loss)	60,949

Distributions of capital gains received from investment company affiliates	3,601
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	55,828 (b)
Investments in affiliates	20,415
Futures	(811)
Foreign currency translations	(455)

Change in net unrealized appreciation/depreciation	74,977

Net realized/unrealized gains (losses)	139,527

Change in net assets resulting from operations	$166,812

(a)	Net of India capital gains tax of approximately $31,000.
(b)	Net of change in India capital gains tax of approximately $(25,000).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,285	$26,664
Net realized gain (loss)	60,949	(17,243)
Distributions of capital gains received from investment company affiliates	3,601	4,256
Change in net unrealized appreciation/depreciation	74,977	(33,499)

Change in net assets resulting from operations	166,812	(19,822)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,220)	(2,046)
From net realized gains	(430)	(3,704)
Class C
From net investment income	(417)	(356)
From net realized gains	(117)	(1,012)
Class I (formerly Select Class)
From net investment income	(1,652)	(1,426)
From net realized gains	(277)	(2,243)
Class L (formerly Institutional Class)
From net investment income	(24,932)	(21,972)
From net realized gains	(3,641)	(29,897)

Total distributions to shareholders	(33,686)	(62,656)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(83,908)	51,944

NET ASSETS:
Change in net assets	49,218	(30,534)
Beginning of period	1,359,893	1,390,427

End of period	$1,409,111	$1,359,893

Accumulated undistributed (distributions in excess of) net investment income	$1,298	$1,611

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,134	$14,739
Distributions reinvested	2,567	5,380
Cost of shares redeemed	(35,585)	(25,219)

Change in net assets resulting from Class A capital transactions	$(27,884)	$(5,100)

Class C
Proceeds from shares issued	$4,442	$7,967
Distributions reinvested	477	1,250
Cost of shares redeemed	(11,812)	(10,190)

Change in net assets resulting from Class C capital transactions	$(6,893)	$(973)

Class I (formerly Select Class)
Proceeds from shares issued	$9,764	$19,053
Distributions reinvested	976	1,808
Cost of shares redeemed	(24,936)	(18,147)

Change in net assets resulting from Class I capital transactions	$(14,196)	$2,714

Class L (formerly Institutional Class)
Proceeds from shares issued	$144,144	$156,497
Distributions reinvested	25,413	46,986
Cost of shares redeemed	(204,492)	(148,180)

Change in net assets resulting from Class L capital transactions	$(34,935)	$55,303

Total change in net assets resulting from capital transactions	$(83,908)	$51,944

SHARE TRANSACTIONS:
Class A
Issued	313	941
Reinvested	156	347
Redeemed	(2,160)	(1,612)

Change in Class A Shares	(1,691)	(324)

Class C
Issued	273	503
Reinvested	30	81
Redeemed	(716)	(667)

Change in Class C Shares	(413)	(83)

Class I (formerly Select Class)
Issued	583	1,203
Reinvested	59	116
Redeemed	(1,468)	(1,148)

Change in Class I Shares	(826)	171

Class L (formerly Institutional Class)
Issued	8,515	9,757
Reinvested	1,535	3,018
Redeemed	(12,446)	(9,428)

Change in Class L Shares	(2,396)	3,347

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	JUNE 30, 2017

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JUNE 30, 2017	J.P. MORGAN FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2017	$15.68	$0.26	$1.71	$1.97	$(0.29)	$(0.05)	$(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	1.63	1.91	(0.28)	(0.29)	(0.57)

Class C
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	1.62	1.83	(0.23)	(0.29)	(0.52)

Class I (formerly Select Class)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	1.64	1.96	(0.32)	(0.29)	(0.61)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	1.63	1.99	(0.35)	(0.29)	(0.64)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate

$17.31	12.72%	$121,832	1.00%	1.61%	1.30%	72%
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53

17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53

17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53

17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class C, Class I* and Class L**	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

64	J.P. MORGAN FUNDS	JUNE 30, 2017

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at June 30, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$68,556	$31,210	$—	$99,766
Consumer Staples	29,908	22,234	—	52,142
Energy	27,835	14,456	—	42,291
Financials	89,583	62,150	—	151,733
Health Care	68,947	22,111	—	91,058
Industrials	60,839	35,917	—	96,756
Information Technology	125,240	28,211	—	153,451
Materials	12,569	22,794	—	35,363
Real Estate	12,482	7,125	—	19,607
Telecommunication Services	5,086	8,157	—	13,243
Utilities	15,965	4,955	—	20,920

Total Common Stocks	517,010	259,320	—	776,330

Preferred Stocks
Consumer Discretionary	—	998	—	998
Consumer Staples	—	1,993	—	1,993
Health Care	—	99	—	99
Materials	618	—	—	618
Utilities	68	—	—	68

Total Preferred Stocks	686	3,090	—	3,776

JUNE 30, 2017	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$15,259	$25,757		$41,016
Collateralized Mortgage Obligations	—	63,128	1,201		64,329
Commercial Mortgage-Backed Securities	—	8,103	722		8,825
Corporate Bonds
Consumer Discretionary	—	18,273	—		18,273
Consumer Staples	—	7,143	—		7,143
Energy	—	14,158	113		14,271
Financials	—	39,427	—		39,427
Health Care	—	12,881	—		12,881
Industrials	—	11,864	—		11,864
Information Technology	—	9,919	—		9,919
Materials	—	5,965	—		5,965
Real Estate	—	5,542	—		5,542
Telecommunication Services	—	12,220	—		12,220
Utilities	—	12,457	—		12,457

Total Corporate Bonds	—	149,849	113		149,962

Foreign Government Securities	—	623	—		623
Mortgage-Backed Securities	—	11,412	—		11,412
Municipal Bonds	—	534	—		534
U.S. Government Agency Securities	—	365	—		365
U.S. Treasury Obligations	—	52,933	—		52,933
Rights
Consumer Discretionary	—	—	—	(a)	— (a)
Industrials	6	—	—		6
Materials	—	12	—		12

Total Rights	6	12	—	(a)	18

Warrant
Financials	—	—	—	(b)	— (b)
Short-Term Investments
Investment Companies	45,476	—	—		45,476
U.S. Treasury Obligations	—	184	—		184

Total Short-Term Investments	45,476	184	—		45,660

Investment Companies	236,475	—	—		236,475

Total Investments in Securities	$799,653	$564,812	$27,793		$1,392,258

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,862	$—		$3,862
Futures Contracts	1,873	442	—		2,315

Total Appreciation in Other Financial Instruments	$1,873	$4,304	$—		$6,177

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,910)	$—		$(3,910)
Futures Contracts	(1,046)	(633)	—		(1,679)

Total Depreciation in Other Financial Instruments	$(1,046)	$(4,543)	$—		$(5,589)

(a)	Amount rounds to less than 500.
(b)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers among any levels for the year ended June 30, 2017.

66	J.P. MORGAN FUNDS	JUNE 30, 2017

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2016		Realized gain (loss)		Change in net unrealized appreciation (depreciation)		Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2017
Investments in Securities:
Asset-Backed Securities	$37,573		$852		$551		$130		$5,112		$(18,874)	$3,414	$(3,001)	$25,757
Collateralized Mortgage Obligations	207		17		24		3		1,055		(105)	—	—	1,201
Commercial Mortgage-Backed Securities	877		(1)		25		(7)		—		(172)	—	—	722
Common Stocks — Consumer Discretionary	2		—	(a)	2		—		—		(4)	—	—	—
Corporate Bond — Energy	—		—		(12)		—	(a)	125		—	—	—	113
Rights — Consumer Discretionary	—		—		—		—		—	(a)	—	—	—	—	(a)
Rights — Health Care	—	(a)	—		—	(a)	—		—		—	—	—	—
Warrant — Financials	—	(b)	—		—		—		—		—	—	—	—	(b)

	$38,659		$868		$590		$126		$6,292		$(19,155)	$3,414	$(3,001)	$27,793

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 500.
(b)	Value is zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $679,000.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at June 30, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$25,757		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (5.93%)
				Constant Default Rate	0.00% - 30.00% (4.09%)
				Yield (Discount Rate of Cash Flows)	2.02% - 10.23% (4.28%)

Asset-Backed Securities	25,757

	721		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.00%)
				Yield (Discount Rate of Cash Flows)	3.76% - 8.20% (6.34%)

Commercial Mortgage-Backed Securities	721

	1,201		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 11.43% (7.38%)
				Constant Default Rate	0.00% - 3.00% (1.94%)
				Yield (Discount Rate of Cash Flows)	3.50% - 8.55% (6.77%)

Collateralized Mortgage Obligations	1,201

	113		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.56% (8.56%)

Corporate Bonds	113

	—	(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—	(a)

Total	$27,792

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2017, the value of these investments was approximately $1,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amount rounds to less than 500.

JUNE 30, 2017	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of June 30, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$64,501
Average Notional Balance Short	24,605
Ending Notional Balance Long	86,872
Ending Notional Balance Short	10,383

Interest Rate
Average Notional Balance Long	86,771
Average Notional Balance Short	72,837
Ending Notional Balance Long	131,206
Ending Notional Balance Short	108,322

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the

68	J.P. MORGAN FUNDS	JUNE 30, 2017

contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for Non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2017 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$101,818
Average Settlement Value Sold	77,076
Ending Settlement Value Purchased	307,572
Ending Settlement Value Sold	233,990

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,708	$—	$1,708
Foreign exchange contracts	Receivables	—	3,862	3,862
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	607	—	607

Total		$2,315	$3,862	$6,177

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(985)	$—	$(985)
Foreign exchange contracts	Payables	—	(3,910)	(3,910)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(694)	—	(694)

Total		$(1,679)	$(3,910)	$(5,589)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2017, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(3,812)	$—	$(3,812)
Foreign exchange contracts	—	1,130	1,130
Equity contracts	405	—	405

Total	$(3,407)	$1,130	$(2,277)

JUNE 30, 2017	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(10)	$—	$(10)
Foreign exchange contracts	—	(483)	(483)
Equity contracts	(801)	—	(801)

Total	$(811)	$(483)	$(1,294)

The Fund’s derivatives contracts held at June 30, 2017 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017		Value at June 30, 2017
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$26,064	$46,496	$41,273	$(2,094)	$1,599	3,606		$29,680
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	22,102	19,664	5,802	(229)	276	1,655		42,682
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,109	6,850	—	—	202	1,322		11,029
JPMorgan High Yield Fund, Class R6 Shares	68,563	55,652	59,696	(1,544)	4,323	9,035		67,217
JPMorgan Intrepid International Fund, Class R6 Shares	71,577	11,199	90,544	(641)	1,782	—		—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	43,031	3,687	6,885	1,493	190	916		45,061
JPMorgan Prime Money Market Fund, Institutional Class Shares	45,367	117,098	162,464	—	28	—	(a)	—	(a)
JPMorgan Realty Income Fund, Class R6 Shares	43,644	9,787	8,292	2,740	802	3,117		40,806
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	445,958	400,480	—	122	45,476		45,476

	$324,457			$(275)	$9,324			$281,951

(a)	Amount rounds to less than 500.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

70	J.P. MORGAN FUNDS	JUNE 30, 2017

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Total
Transfer agency fees	$73	$3	$7	$10	$93
Sub-transfer agency fees	47	11	21	45	124

The Fund invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	(a)	$1,623	$(1,623)

(a)	Amount rounds to less than 500.

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

JUNE 30, 2017	J.P. MORGAN FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$9	$1

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
1.14%	1.65%	0.89%	0.65%

The expense limitation agreement was in effect for the year ended June 30, 2017 and is in place until at least October 31, 2017.

For the year ended June 30, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

72	J.P. MORGAN FUNDS	JUNE 30, 2017

Contractual Waivers
Investment Advisory Fees	Service Fees	Total
$1,328	$819	$2,147

In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2017. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total
$1,226	$549	$1,775

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017, was approximately $56,000.

The Underlying Funds may impose separate advisory and service fees. The Fund’s Adviser and/or JPMDS have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and service fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or services fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2017, the Fund incurred approximately $173 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$855,029	$972,902	$88,976	$75,408

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,184,614	$223,844	$16,200	$207,644

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

JUNE 30, 2017	J.P. MORGAN FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$29,221	$4,465	$33,686

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$31,181	$31,475	$62,656

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,854	$43,804	$205,054

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, distribution payable and straddle deferrals.

As of June 30, 2017, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended June 30, 2017.

74	J.P. MORGAN FUNDS	JUNE 30, 2017

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2017, the Fund had two affiliated omnibus accounts and two non-affiliated omnibus accounts which owned 10.6% and 24.8% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Fund’s fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Fund’s financial statements and related disclosures. The adoption will have no effect on the Fund’s net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN FUNDS	75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

76	J.P. MORGAN FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN FUNDS	77

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

78	J.P. MORGAN FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,083.60	$5.27	1.02%
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class C
Actual	1,000.00	1,080.70	7.89	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class I (formerly Select Class)
Actual	1,000.00	1,085.10	3.98	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class L (formerly Institutional Class)
Actual	1,000.00	1,086.60	2.74	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

80	J.P. MORGAN FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 58.02% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2017.

Qualified Dividend Income (QDI)

The Fund had approximately $23,839,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017.

Long-Term Capital Gain

The Fund distributed approximately $4,465,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017.

JUNE 30, 2017	J.P. MORGAN FUNDS	81

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-DIV-617

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2017

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*(1)	18.86%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$7,406,533

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the twelve months ended June 30, 2017. The Fund’s security selection in the technology and telecommunications sectors was leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charter Communications Inc. and Best Buy Inc. and its underweight position in Intel Corp. Shares of Charter Communications, a provider of broadband communications services, rose late in 2016 on better-than-expected earnings and news reports that the company could be a takeover target. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth. Shares of Intel, a semiconductor manufacturer, fell after the company reported lackluster earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positons in Bristol-Myers Squibb Co., 21st Century Fox Inc. and Accenture PLC. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of 21st Century Fox, a media and entertainment company, fell after the company reported lower-than-expected revenue and management turmoil at its U.S. news operations, as well as regulatory uncertainty about the company’s plan to acquire Sky PLC. Shares of Accenture, a provider of management consulting and outsourcing, fell in late 2016 after the company reported weak sales and profit margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Microsoft Corp.	3.3
3.	Amazon.com, Inc.	2.0
4.	Facebook, Inc., Class A	2.0
5.	Bank of America Corp.	1.8
6.	Alphabet, Inc., Class A	1.7
7.	Alphabet, Inc., Class C	1.7
8.	Wells Fargo & Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Citigroup, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.0%
Financials	14.3
Health Care	14.2
Consumer Discretionary	12.8
Industrials	9.9
Consumer Staples	8.6
Energy	5.9
Utilities	3.2
Materials	2.8
Real Estate	2.3
Telecommunication Services	1.4
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		12.32%	12.50%	6.27%
Without Sales Charge		18.52	13.72	6.84
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	18.85	14.00	7.12
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	January 3, 1997	18.86	14.15	7.27
CLASS R6 SHARES	March 24, 2003	19.00	14.27	7.37

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	30.71%
Russell 1000 Growth Index	20.42%

Net Assets as of 6/30/2017 (In Thousands)	$321,477

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its security selection and overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charles Schwab & Co., ARM Holdings PLC and Broadcom Ltd. Shares of Charles Schwab, a discount securities brokerage, rose after the company reported better-than-expected earnings and growth in new brokerage accounts. Shares of ARM Holdings, a semiconductor manufacturer that was not held in the Benchmark, rose ahead of the company’s $32 billion acquisition by Softbank Group Corp. Shares of Broadcom, a semiconductor maker, rose after the company reported better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Microsoft Corp. and its overweight position in Gilead Sciences Inc. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Microsoft, a provider of software and services that was not held in the Fund, rose after reporting better-than-expected earnings. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	6.8%
2.	Alphabet, Inc., Class A	6.6
3.	Mastercard, Inc., Class A	6.0
4.	Facebook, Inc., Class A	5.2
5.	Charles Schwab Corp. (The)	4.8
6.	UnitedHealth Group, Inc.	4.0
7.	Priceline Group, Inc. (The)	4.0
8.	Intercontinental Exchange, Inc.	4.0
9.	Intuitive Surgical, Inc.	3.9
10.	Home Depot, Inc. (The)	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.8%
Consumer Discretionary	21.7
Health Care	13.1
Financials	8.8
Industrials	4.1
Real Estate	3.5
Consumer Staples	2.1
Energy	1.6
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
With Sales Charge*		23.53%	14.00%	7.73%
Without Sales Charge		30.39	15.24	8.33
CLASS C SHARES	November 30, 2007
With CDSC**		28.75	14.66	7.79
Without CDSC		29.75	14.66	7.79
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2007	30.71	15.53	8.60
CLASS R5 SHARES	November 30, 2007	30.99	15.75	8.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	24.43%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$186,844

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the energy sector and its underweight position and security selection in the utilities sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Priceline Group Inc., Delta Air Lines Inc. and Capital One Financial Corp. Shares of Priceline Group, an online travel booking company, rose in early 2017 after the company reported better-than-expected earnings. Shares of Delta Air Lines, an airline operator, rose after the company increased its dividend, unveiled a $5 billion stock repurchase plan and forecast growth in profit margin. Shares of Capital One Financial, a credit card and banking company, rose on investor expectations that the company will benefit from rising U.S. interest rates.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Kimco Realty Corp. and its underweight position in Apple Inc. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Kimco Realty, a shopping center real estate investment trust, fell amid a broad sell-off in the retail real estate sector. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financials sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.0%
2.	Amazon.com, Inc.	4.3
3.	Apple, Inc.	4.1
4.	Facebook, Inc., Class A	4.1
5.	UnitedHealth Group, Inc.	4.0
6.	American International Group, Inc.	3.8
7.	T Rowe Price Group, Inc.	3.3
8.	DISH Network Corp., Class A	3.2
9.	Wells Fargo & Co.	3.2
10.	Loews Corp.	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.6%
Financials	22.6
Consumer Discretionary	17.1
Health Care	9.4
Energy	6.8
Industrials	6.4
Real Estate	4.1
Materials	3.8
Utilities	2.2
Consumer Staples	1.9
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		17.59%	13.32%	12.11%
Without Sales Charge		24.09	14.54	13.14
CLASS C SHARES	July 29, 2011
With CDSC**		22.45	13.96	12.57
Without CDSC		23.45	13.96	12.57
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 29, 2011	24.43	14.83	13.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	14.57%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$14,952,912

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., Travelers Cos. and Simon Property Group Inc. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of Travelers, a property and casualty insurer, fell after the company reported lower-than-expected earnings, largely due to storm damages incurred in the first three months of 2017. Shares of Simon Property Group, a retail property real estate investment trust, fell amid a broad sell-off in the retail real estate sector.

Leading individual contributors to relative performance included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in Apple Inc. Shares of General Electric, an industrial conglomerate, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Wells Fargo & Co.	2.9
3.	Johnson & Johnson	2.7
4.	Chevron Corp.	2.6
5.	PNC Financial Services Group, Inc. (The)	2.5
6.	Apple, Inc.	2.4
7.	BlackRock, Inc.	2.2
8.	Microsoft Corp.	2.0
9.	Occidental Petroleum Corp.	2.0
10.	CME Group, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.7%
Industrials	11.4
Information Technology	10.7
Health Care	10.7
Energy	9.9
Consumer Discretionary	7.5
Consumer Staples	7.5
Utilities	4.2
Materials	3.5
Real Estate	2.8
Telecommunication Services	1.3
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		8.31%	11.85%	6.46%
Without Sales Charge		14.34	13.07	7.03
CLASS C SHARES	November 4, 1997
With CDSC**		12.74	12.51	6.49
Without CDSC		13.74	12.51	6.49
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 1987	14.57	13.35	7.33
CLASS R2 SHARES	February 28, 2011	14.01	12.77	6.82
CLASS R3 SHARES	September 9, 2016	14.33	13.07	7.03
CLASS R4 SHARES	September 9, 2016	14.60	13.36	7.33
CLASS R5 SHARES	February 28, 2011	14.84	13.58	7.46
CLASS R6 SHARES	January 31, 2012	14.95	13.64	7.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2007 to June 30, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.31%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$539,705

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the information technology sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bank of America Corp., Best Buy Inc. and Harman International Industries Inc. Shares of Bank of America, a banking and financial services company, rose amid investor expectations of an improved operating environment for large banks and the company’s successful completion of the U.S. Federal Reserve’s bank “stress test.” Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s acquisition of the company.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., AutoZone Inc. and L Brands Inc. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of AutoZone, auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of L Brands, a retailer of women’s apparel and beauty products, fell after the company reported a decline in sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.5%
2.	Microsoft Corp.	3.2
3.	Apple, Inc.	3.0
4.	Wells Fargo & Co.	2.9
5.	Chevron Corp.	2.4
6.	Honeywell International, Inc.	2.3
7.	BlackRock, Inc.	1.9
8.	Hartford Financial Services Group, Inc. (The)	1.9
9.	Berkshire Hathaway, Inc., Class B	1.9
10.	Home Depot, Inc. (The)	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.0%
Information Technology	13.9
Energy	11.8
Health Care	11.2
Industrials	8.9
Consumer Discretionary	8.0
Consumer Staples	3.9
Real Estate	2.5
Utilities	2.4
Telecommunication Services	2.0
Materials	1.6
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		10.20%	12.75%	5.19%
Without Sales Charge		16.31	13.97	5.76
CLASS C SHARES	January 2, 1998
With CDSC**		14.74	13.40	5.23
Without CDSC		15.74	13.40	5.23
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 25, 1996	16.62	14.25	6.05
CLASS R2 SHARES	November 2, 2015	16.04	13.88	5.72
CLASS R5 SHARES	November 2, 2015	16.85	14.33	6.09
CLASS R6 SHARES	November 2, 2015	16.91	14.35	6.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	13.78%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$763,296

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 77% of the Benchmark’s total return with about 49% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the pharmaceutical/medical technology and retail sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the telecommunications and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positons in Bristol-Myers Squibb Co. and Accenture PLC and its underweight position in Nvidia Corp. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and investor concerns about proposed changes to federal health insurance policies. Shares of Accenture, a provider of management consulting and outsourcing, fell in late 2016 after the company reported weakness in sales and profit margins. Shares of Nvidia, a maker of computer graphics semiconductors and software, rose amid growth in its gaming and artificial intelligence segments.

Leading individual contributors to relative performance included the Fund’s overweight position in Charter Communications Inc. and its underweight positions in Intel Corp. and IBM Corp. Shares of Charter Communications, a provider of broadband communications services, rose late in 2016 on better-than-expected earnings and news reports that the company could be a takeover target. Shares of Intel, a semiconductor manufacturer, fell after the company reported lackluster earnings growth. Shares of IBM, a technology and business services company, fell after the company reported lower-than-expected earnings and investment management firm Berkshire Hathaway Inc. announced it had sold part of its stake in the company.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.7%
2.	Microsoft Corp.	3.2
3.	Amazon.com, Inc.	1.9
4.	Facebook, Inc., Class A	1.9
5.	Bank of America Corp.	1.8
6.	Alphabet, Inc., Class A	1.7
7.	Alphabet, Inc., Class C	1.7
8.	Wells Fargo & Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Citigroup, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Financials	13.9
Health Care	13.7
Consumer Discretionary	12.5
Industrials	9.6
Consumer Staples	8.3
Energy	5.7
Utilities	3.0
Materials	2.7
Real Estate	2.3
Telecommunication Services	1.4
Put Options	0.9
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		7.51%	4.15%	5.26%
Without Sales Charge		13.46	6.03	6.87
CLASS C SHARES	December 13, 2013
With CDSC**		11.93	5.50	6.33
Without CDSC		12.93	5.50	6.33
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 13, 2013	13.78	6.32	7.14
CLASS R5 SHARES	December 13, 2013	14.02	6.52	7.36
CLASS R6 SHARES	December 13, 2013	14.01	6.55	7.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/2017)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	27.65%
Russell 1000 Growth Index	20.42%

Net Assets as of 6/30/2017 (In Thousands)	$12,276,704

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing sector and its overweight position in the energy sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp., Intuitive Surgical Inc. and Delta Air Lines Inc. Shares of NVidia, a maker of computer graphics semiconductors and software, rose amid growth in its gaming and artificial intelligence segments. Shares of Intuitive Surgical, a maker of robotic and assisted surgery technologies, rose on better-than-expected earnings. Shares of Delta Air Lines, an airline operator, rose after the company increased its dividend, unveiled a $5 billion stock repurchase plan and forecast growth in profit margins.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and its overweight positions in Acuity Brands Inc. and Monster Beverage Corp. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Acuity Brands, a maker of lighting and building management systems, fell in the first half of the reporting period after the company reported lower-than-expected earnings. Shares of Monster Beverage, a maker of energy drinks, fell late in 2016 after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.9%
2.	Amazon.com, Inc.	5.5
3.	Apple, Inc.	4.2
4.	Facebook, Inc., Class A	3.6
5.	Mastercard, Inc., Class A	3.6
6.	Home Depot, Inc. (The)	3.6
7.	NVIDIA Corp.	3.3
8.	Intuitive Surgical, Inc.	3.3
9.	Comcast Corp., Class A	2.8
10.	Microsoft Corp.	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	42.3%
Consumer Discretionary	20.8
Health Care	12.6
Industrials	8.7
Financials	6.4
Materials	2.8
Consumer Staples	2.2
Others (each less than 1.0%)	1.5
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		20.79%	12.45%	8.59%
Without Sales Charge		27.46	13.67	9.18
CLASS C SHARES	November 4, 1997
With CDSC**		25.79	13.09	8.62
Without CDSC		26.79	13.09	8.62
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 1992	27.65	13.86	9.39
CLASS R2 SHARES	November 3, 2008	27.14	13.38	8.91
CLASS R3 SHARES	September 9, 2016	27.34	13.63	9.21
CLASS R4 SHARES	September 9, 2016	27.65	13.86	9.39
CLASS R5 SHARES	April 14, 2009	27.88	14.07	9.56
CLASS R6 SHARES	November 30, 2010	28.00	14.16	9.62

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/2017)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	28.61%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$1,052,264

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017.

The Fund’s security selection and overweight positions in the consumer cyclicals and auto & transportation sectors were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology sector and its underweight position in the software & services sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Harman International Industries Inc., Southwest Airlines Co. and Royal Caribbean Cruises Ltd. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s acquisition of the company. Shares of Southwest Airlines, an airline operator, rose after the company increased its dividend and unveiled a $2 billion share repurchase program. Shares of Royal Caribbean Cruises, rose after the company reported better-than-expected earnings and sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Macy’s Inc., Wells Fargo & Co. and Gilead Sciences Inc. Shares of Macy’s, a department store chain, fell after the company warned of lower-than-forecast gross margins. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s multi-million dollar settlement for opening fictitious or unauthorized bank accounts. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Citigroup, Inc.	4.4
3.	General Motors Co.	3.6
4.	Bank of America Corp.	3.5
5.	Pfizer, Inc.	2.6
6.	Delta Air Lines, Inc.	2.4
7.	Broadcom Ltd.	2.0
8.	Royal Caribbean Cruises Ltd.	1.9
9.	EOG Resources, Inc.	1.9
10.	Magna International, Inc., (Canada)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Consumer Discretionary	18.8
Industrials	13.0
Health Care	10.0
Energy	9.6
Information Technology	5.8
Materials	5.5
Consumer Staples	4.0
Real Estate	1.5
Telecommunication Services	1.4
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		21.76%	15.29%	5.45%
Without Sales Charge		28.47	16.54	6.03
CLASS C SHARES	March 22, 1999
With CDSC**		26.72	15.94	5.47
Without CDSC		27.72	15.94	5.47
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 1, 1991	28.61	16.72	6.20
CLASS R2 SHARES	November 3, 2008	28.03	16.22	5.73
CLASS R5 SHARES	May 15, 2006	28.82	16.95	6.43
CLASS R6 SHARES	November 30, 2010	28.90	17.00	6.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*(1)	20.20%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$14,296,993

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the telecommunications and health services & systems sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc. and United Continental Holdings Inc. and its underweight position in Intel Corp. Shares of UnitedHealth Group Inc., a health insurance provider, rose after the company reported better-than-expected earnings and raised its revenue forecast. Shares of United Continental Holdings, an airline operator, rose on revenue growth and news that investor Warren Buffett had purchased a large stake in the company. Shares of Intel, a semiconductor manufacturer, fell after the company reported lackluster earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., General Electric Co. and Wells Fargo & Co. Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of General Electric, an industrial conglomerate, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s $185 million settlement for opening unauthorized bank accounts.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the year ended June 30, 3017 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the consumer staples and real estate investment trust sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Microsoft Corp.	3.3
3.	UnitedHealth Group, Inc.	3.1
4.	Citigroup, Inc.	2.7
5.	Pfizer, Inc.	2.3
6.	Alphabet, Inc., Class A	2.3
7.	Walt Disney Co. (The)	2.3
8.	PepsiCo, Inc.	2.2
9.	Bank of America Corp.	2.1
10.	Amazon.com, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.7%
Financials	15.9
Health Care	14.1
Consumer Discretionary	13.7
Industrials	12.5
Consumer Staples	6.5
Energy	6.3
Utilities	2.4
Materials	2.2
Telecommunication Services	1.1
Real Estate	0.6
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		13.59%	13.61%	7.20%
Without Sales Charge		19.86	14.83	7.77
CLASS C SHARES	September 10, 2001
With CDSC**		18.23	14.24	7.23
Without CDSC		19.23	14.24	7.23
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	20.05	15.04	8.00
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 17, 1993	20.20	15.19	8.15
CLASS R2 SHARES	November 3, 2008	19.58	14.54	7.54
CLASS R3 SHARES	September 9, 2016	19.80	14.82	7.77
CLASS R4 SHARES	September 9, 2016	20.05	15.04	8.00
CLASS R5 SHARES	May 15, 2006	20.33	15.26	8.20
CLASS R6 SHARES	November 30, 2010	20.37	15.32	8.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar than those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 12.9%
	Auto Components — 0.4%
273	Delphi Automotive plc	23,894
52	Lear Corp.	7,408

		31,302

	Automobiles — 0.4%
1,363	Ford Motor Co.	15,250
460	General Motors Co.	16,060

		31,310

	Hotels, Restaurants & Leisure — 1.0%
206	Royal Caribbean Cruises Ltd.	22,550
878	Starbucks Corp.	51,210

		73,760

	Household Durables — 0.4%
243	DR Horton, Inc.	8,386
78	Newell Brands, Inc.	4,172
522	PulteGroup, Inc.	12,797
112	Toll Brothers, Inc.	4,406

		29,761

	Internet & Direct Marketing Retail — 2.0%
150	Amazon.com, Inc. (a)	145,512

	Media — 4.4%
188	Charter Communications, Inc., Class A (a)	63,360
2,223	Comcast Corp., Class A	86,504
344	DISH Network Corp., Class A (a)	21,616
2,006	Sirius XM Holdings, Inc.	10,976
194	Time Warner, Inc.	19,459
2,474	Twenty-First Century Fox, Inc., Class A	70,127
496	Walt Disney Co. (The)	52,750

		324,792

	Multiline Retail — 0.3%
188	Dollar General Corp.	13,583
53	Dollar Tree, Inc. (a)	3,720
238	Macy’s, Inc.	5,522

		22,825

	Specialty Retail — 3.8%
11	AutoZone, Inc. (a)	6,275
203	Best Buy Co., Inc.	11,618
615	Home Depot, Inc. (The)	94,328
787	Lowe’s Cos., Inc.	61,050
110	O’Reilly Automotive, Inc. (a)	24,003
380	Ross Stores, Inc.	21,910
834	TJX Cos., Inc. (The)	60,192

		279,376

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
247	NIKE, Inc., Class B	14,544

	Total Consumer Discretionary	953,182

	Consumer Staples — 8.6%
	Beverages — 3.2%
157	Brown-Forman Corp., Class B	7,606
445	Coca-Cola Co. (The)	19,953
245	Constellation Brands, Inc., Class A	47,391
63	Dr Pepper Snapple Group, Inc.	5,785
507	Molson Coors Brewing Co., Class B	43,795
949	PepsiCo, Inc.	109,586

		234,116

	Food & Staples Retailing — 1.6%
279	Costco Wholesale Corp.	44,558
323	Kroger Co. (The)	7,536
779	Walgreens Boots Alliance, Inc.	61,001
87	Wal-Mart Stores, Inc.	6,572

		119,667

	Food Products — 1.0%
95	Archer-Daniels-Midland Co.	3,920
21	JM Smucker Co. (The)	2,442
191	Kraft Heinz Co. (The)	16,337
1,232	Mondelez International, Inc., Class A	53,189

		75,888

	Household Products — 1.3%
310	Kimberly-Clark Corp.	40,033
627	Procter & Gamble Co. (The)	54,665

		94,698

	Tobacco — 1.5%
305	Altria Group, Inc.	22,728
786	Philip Morris International, Inc.	92,292

		115,020

	Total Consumer Staples	639,389

	Energy — 5.9%
	Energy Equipment & Services — 0.5%
311	Halliburton Co.	13,288
350	Schlumberger Ltd.	23,030

		36,318

	Oil, Gas & Consumable Fuels — 5.4%
437	Anadarko Petroleum Corp.	19,827
138	Apache Corp.	6,611
443	Cabot Oil & Gas Corp.	11,109
519	Chevron Corp.	54,168

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
102	Concho Resources, Inc. (a)	12,348
280	Diamondback Energy, Inc. (a)	24,907
579	EOG Resources, Inc.	52,414
223	EQT Corp.	13,087
1,189	Exxon Mobil Corp.	95,996
529	Kinder Morgan, Inc.	10,142
545	Occidental Petroleum Corp.	32,623
168	Phillips 66	13,917
264	Pioneer Natural Resources Co.	42,070
159	Valero Energy Corp.	10,704

		399,923

	Total Energy	436,241

	Financials — 14.3%
	Banks — 6.0%
5,539	Bank of America Corp.	134,374
216	BB&T Corp.	9,831
1,745	Citigroup, Inc.	116,673
1,514	KeyCorp	28,367
103	PNC Financial Services Group, Inc. (The)	12,824
395	Regions Financial Corp.	5,778
37	SVB Financial Group (a)	6,418
2,200	Wells Fargo & Co.	121,919
128	Zions Bancorp	5,617

		441,801

	Capital Markets — 3.4%
54	Ameriprise Financial, Inc.	6,861
901	Bank of New York Mellon Corp. (The)	45,956
13	BlackRock, Inc.	5,281
1,380	Charles Schwab Corp. (The)	59,276
32	Goldman Sachs Group, Inc. (The)	7,059
514	Intercontinental Exchange, Inc.	33,898
1,485	Morgan Stanley	66,185
311	State Street Corp.	27,906

		252,422

	Consumer Finance — 0.9%
160	American Express Co.	13,445
350	Capital One Financial Corp.	28,957
384	Discover Financial Services	23,904

		66,306

	Diversified Financial Services — 1.4%
610	Berkshire Hathaway, Inc., Class B (a)	103,252
97	Voya Financial, Inc.	3,593

		106,845

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.6%
505	American International Group, Inc.	31,585
475	Arthur J Gallagher & Co.	27,208
344	Chubb Ltd.	50,015
364	Hartford Financial Services Group, Inc. (The)	19,117
1,227	MetLife, Inc.	67,419

		195,344

	Total Financials	1,062,718

	Health Care — 14.2%
	Biotechnology — 2.8%
165	AbbVie, Inc.	11,928
156	Alexion Pharmaceuticals, Inc. (a)	18,955
22	Amgen, Inc.	3,789
166	Biogen, Inc. (a)	45,155
34	BioMarin Pharmaceutical, Inc. (a)	3,079
436	Celgene Corp. (a)	56,597
660	Gilead Sciences, Inc.	46,699
190	Vertex Pharmaceuticals, Inc. (a)	24,460

		210,662

	Health Care Equipment & Supplies — 2.2%
968	Abbott Laboratories	47,075
156	Becton Dickinson and Co.	30,390
1,787	Boston Scientific Corp. (a)	49,527
18	Cooper Cos., Inc. (The)	4,306
211	Danaher Corp.	17,781
118	Zimmer Biomet Holdings, Inc.	15,087

		164,166

	Health Care Providers & Services — 2.8%
251	Aetna, Inc.	38,040
89	Cigna Corp.	14,816
44	HCA Healthcare, Inc. (a)	3,811
113	Humana, Inc.	27,284
650	UnitedHealth Group, Inc.	120,557

		204,508

	Life Sciences Tools & Services — 0.8%
256	Agilent Technologies, Inc.	15,168
108	Illumina, Inc. (a)	18,705
132	Thermo Fisher Scientific, Inc.	23,030

		56,903

	Pharmaceuticals — 5.6%
255	Allergan plc	61,982
965	Bristol-Myers Squibb Co.	53,792
680	Eli Lilly & Co.	55,925
605	Johnson & Johnson	79,969

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
776	Merck & Co., Inc.	49,703
3,360	Pfizer, Inc.	112,848

		414,219

	Total Health Care	1,050,458

	Industrials — 10.0%
	Aerospace & Defense — 1.6%
216	General Dynamics Corp.	42,839
38	L3 Technologies, Inc.	6,289
118	Northrop Grumman Corp.	30,395
85	Textron, Inc.	4,026
270	United Technologies Corp.	33,030

		116,579

	Air Freight & Logistics — 0.1%
36	FedEx Corp.	7,889

	Airlines — 0.8%
512	Delta Air Lines, Inc.	27,541
451	United Continental Holdings, Inc. (a)	33,928

		61,469

	Building Products — 0.6%
237	Allegion plc	19,223
568	Masco Corp.	21,692

		40,915

	Electrical Equipment — 0.5%
465	Eaton Corp. plc	36,183

	Industrial Conglomerates — 2.6%
3,504	General Electric Co.	94,630
729	Honeywell International, Inc.	97,128

		191,758

	Machinery — 2.2%
30	Deere & Co.	3,695
50	Fortive Corp.	3,155
591	Ingersoll-Rand plc	53,989
442	PACCAR, Inc.	29,214
48	Parker-Hannifin Corp.	7,712
125	Snap-on, Inc.	19,812
328	Stanley Black & Decker, Inc.	46,129

		163,706

	Road & Rail — 1.6%
93	Canadian Pacific Railway Ltd., (Canada)	14,974
173	Norfolk Southern Corp.	21,079
735	Union Pacific Corp.	80,026

		116,079

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.0% (g)
114	HD Supply Holdings, Inc. (a)	3,504

	Total Industrials	738,082

	Information Technology — 23.0%
	Communications Equipment — 0.4%
824	Cisco Systems, Inc.	25,778

	Electronic Equipment, Instruments & Components — 0.6%
601	TE Connectivity Ltd.	47,308

	Internet Software & Services — 5.4%
139	Alphabet, Inc., Class A (a)	128,855
140	Alphabet, Inc., Class C (a)	127,667
962	Facebook, Inc., Class A (a)	145,269

		401,791

	IT Services — 4.0%
786	Accenture plc, Class A	97,237
69	Automatic Data Processing, Inc.	7,070
428	Fidelity National Information Services, Inc.	36,534
120	International Business Machines Corp.	18,475
2	Mastercard, Inc., Class A	218
122	Paychex, Inc.	6,924
147	Vantiv, Inc., Class A (a)	9,319
1,155	Visa, Inc., Class A	108,325
123	WEX, Inc. (a)	12,811

		296,913

	Semiconductors & Semiconductor Equipment — 3.5%
784	Analog Devices, Inc.	60,981
350	Broadcom Ltd.	81,596
55	Lam Research Corp.	7,806
233	Microchip Technology, Inc.	17,952
113	NVIDIA Corp.	16,378
983	Texas Instruments, Inc.	75,589

		260,302

	Software — 4.8%
642	Adobe Systems, Inc. (a)	90,751
3,571	Microsoft Corp.	246,147
189	Oracle Corp.	9,487
84	Workday, Inc., Class A (a)	8,126

		354,511

	Technology Hardware, Storage & Peripherals — 4.3%
1,980	Apple, Inc.	285,181
1,923	HP, Inc.	33,616

		318,797

	Total Information Technology	1,705,400

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 2.8%
	Chemicals — 2.1%
56	Albemarle Corp.	5,868
83	Celanese Corp., Series A	7,889
394	Dow Chemical Co. (The)	24,845
484	Eastman Chemical Co.	40,626
753	EI du Pont de Nemours & Co.	60,778
726	Mosaic Co. (The)	16,582

		156,588

	Construction Materials — 0.1%
40	Vulcan Materials Co.	5,080

	Containers & Packaging — 0.5%
256	Crown Holdings, Inc. (a)	15,246
332	WestRock Co.	18,822

		34,068

	Metals & Mining — 0.1%
151	Alcoa Corp.	4,917
171	Newmont Mining Corp.	5,528

		10,445

	Total Materials	206,181

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
159	AvalonBay Communities, Inc.	30,531
83	Boston Properties, Inc.	10,186
199	Brixmor Property Group, Inc.	3,562
44	Camden Property Trust	3,737
56	Digital Realty Trust, Inc.	6,280
32	Equinix, Inc.	13,585
142	Extra Space Storage, Inc.	11,068
68	Federal Realty Investment Trust	8,582
348	HCP, Inc.	11,128
274	Kimco Realty Corp.	5,020
64	Omega Healthcare Investors, Inc.	2,126
386	Prologis, Inc.	22,644
124	Public Storage	25,807
74	Regency Centers Corp.	4,642
154	Vornado Realty Trust	14,460

	Total Real Estate	173,358

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
1,460	AT&T, Inc.	55,100
882	Verizon Communications, Inc.	39,377

		94,477

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.1%
172	T-Mobile US, Inc. (a)	10,427

	Total Telecommunication Services	104,904

	Utilities — 3.2%
	Electric Utilities — 2.6%
104	American Electric Power Co., Inc.	7,239
198	Duke Energy Corp.	16,584
458	Edison International	35,805
431	NextEra Energy, Inc.	60,461
588	PG&E Corp.	39,057
767	Xcel Energy, Inc.	35,186

		194,332

	Multi-Utilities — 0.6%
547	CMS Energy Corp.	25,288
596	NiSource, Inc.	15,117

		40,405

	Total Utilities	234,737

	Total Common Stocks (Cost $5,661,246)	7,304,650

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.7%
	U.S. Treasury Obligation — 0.1%
5,322	U.S. Treasury Bill, 0.980%, 03/01/18 (k) (n)	5,284

SHARES
	Investment Company — 1.6%
115,340	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l)	115,340

	Total Short-Term Investments (Cost $120,627)	120,624

	Total Investments — 100.3% (Cost $5,781,873)	7,425,274
	Liabilities in Excess of Other Assets — (0.3)%	(18,741)

	NET ASSETS — 100.0%	$7,406,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
788	E-mini S&P 500 Index	09/15/17	USD	$95,383	$(236)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 21.7%
	Hotels, Restaurants & Leisure — 2.1%
108	Las Vegas Sands Corp.	6,919

	Internet & Direct Marketing Retail — 10.8%
23	Amazon.com, Inc. (a)	21,795
7	Priceline Group, Inc. (The) (a)	12,888

		34,683

	Specialty Retail — 8.8%
77	Home Depot, Inc. (The)	11,804
82	Ross Stores, Inc.	4,734
41	Ulta Beauty, Inc. (a)	11,666

		28,204

	Total Consumer Discretionary	69,806

	Consumer Staples — 2.1%
	Beverages — 2.1%
137	Monster Beverage Corp. (a)	6,804

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
32	Pioneer Natural Resources Co.	5,166

	Financials — 8.8%
	Capital Markets — 8.8%
359	Charles Schwab Corp. (The)	15,419
194	Intercontinental Exchange, Inc.	12,787

	Total Financials	28,206

	Health Care — 13.1%
	Biotechnology — 3.6%
91	Vertex Pharmaceuticals, Inc. (a)	11,693

	Health Care Equipment & Supplies — 4.0%
14	Intuitive Surgical, Inc. (a)	12,674

	Health Care Providers & Services — 4.0%
70	UnitedHealth Group, Inc.	12,961

	Life Sciences Tools & Services — 1.5%
28	Illumina, Inc. (a)	4,906

	Total Health Care	42,234

	Industrials — 4.1%
	Airlines — 1.5%
80	Southwest Airlines Co.	4,946

	Electrical Equipment — 1.5%
29	Rockwell Automation, Inc.	4,701

	Trading Companies & Distributors — 1.1%
30	United Rentals, Inc. (a)	3,376

	Total Industrials	13,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 41.9%
	Internet Software & Services — 11.8%
23	Alphabet, Inc., Class A (a)	21,206
111	Facebook, Inc., Class A (a)	16,729

		37,935

	IT Services — 9.4%
159	Mastercard, Inc., Class A	19,253
206	PayPal Holdings, Inc. (a)	11,032

		30,285

	Semiconductors & Semiconductor Equipment — 8.2%
208	Applied Materials, Inc.	8,609
47	Broadcom Ltd.	10,988
46	NVIDIA Corp.	6,664

		26,261

	Software — 9.6%
82	Adobe Systems, Inc. (a)	11,584
92	Electronic Arts, Inc. (a)	9,713
91	ServiceNow, Inc. (a)	9,603

		30,900

	Technology Hardware, Storage & Peripherals — 2.9%
64	Apple, Inc.	9,210

	Total Information Technology	134,591

	Real Estate — 3.5%
	Equity Real Estate Investment Trusts (REITs) — 3.5%
26	Equinix, Inc.	11,319

	Total Common Stocks (Cost $194,171)	311,149

Short-Term Investment — 3.3%
	Investment Company — 3.3%
10,657	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $10,657)	10,657

	Total Investments — 100.1% (Cost $204,828)	321,806
	Liabilities in Excess of Other Assets — (0.1)%	(329)

	NET ASSETS — 100.0%	$321,477

Percentages indicated are based on net assets.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 17.0%
	Household Durables — 1.6%
13	Mohawk Industries, Inc. (a)	3,026

	Internet & Direct Marketing Retail — 6.9%
8	Amazon.com, Inc. (a)	7,976
3	Priceline Group, Inc. (The) (a)	4,966

		12,942

	Media — 3.2%
94	DISH Network Corp., Class A (a)	5,908

	Multiline Retail — 2.1%
102	Kohl’s Corp.	3,936

	Specialty Retail — 3.2%
7	AutoZone, Inc. (a)	4,042
65	Bed Bath & Beyond, Inc.	1,965

		6,007

	Total Consumer Discretionary	31,819

	Consumer Staples — 1.9%
	Food & Staples Retailing — 1.9%
46	Walgreens Boots Alliance, Inc.	3,625

	Energy — 6.7%
	Oil, Gas & Consumable Fuels — 6.7%
29	Concho Resources, Inc. (a)	3,489
244	Kinder Morgan, Inc.	4,678
85	Marathon Petroleum Corp.	4,425

	Total Energy	12,592

	Financials — 22.5%
	Banks — 3.2%
106	Wells Fargo & Co.	5,900

	Capital Markets — 7.2%
107	Charles Schwab Corp. (The)	4,610
19	S&P Global, Inc.	2,756
82	T Rowe Price Group, Inc.	6,116

		13,482

	Consumer Finance — 5.3%
212	Ally Financial, Inc.	4,431
66	Capital One Financial Corp.	5,425

		9,856

	Insurance — 6.8%
113	American International Group, Inc.	7,034
122	Loews Corp.	5,712

		12,746

	Total Financials	41,984

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 9.4%
	Biotechnology — 1.9%
27	Vertex Pharmaceuticals, Inc. (a)	3,505

	Health Care Equipment & Supplies — 2.0%
4	Intuitive Surgical, Inc. (a)	3,749

	Health Care Providers & Services — 5.5%
59	Acadia Healthcare Co., Inc. (a)	2,927
40	UnitedHealth Group, Inc.	7,396

		10,323

	Total Health Care	17,577

	Industrials — 6.4%
	Airlines — 2.9%
99	Delta Air Lines, Inc.	5,313

	Commercial Services & Supplies — 1.5%
43	Waste Connections, Inc., (Canada)	2,802

	Machinery — 2.0%
27	Stanley Black & Decker, Inc.	3,756

	Total Industrials	11,871

	Information Technology — 22.5%
	Internet Software & Services — 10.1%
12	Alphabet, Inc., Class C (a)	11,250
51	Facebook, Inc., Class A (a)	7,676

		18,926

	IT Services — 3.0%
46	Mastercard, Inc., Class A	5,626

	Semiconductors & Semiconductor Equipment — 1.6%
20	NVIDIA Corp.	2,933

	Software — 3.7%
45	Electronic Arts, Inc. (a)	4,718
20	ServiceNow, Inc. (a)	2,166

		6,884

	Technology Hardware, Storage & Peripherals — 4.1%
54	Apple, Inc.	7,731

	Total Information Technology	42,100

	Materials — 3.8%
	Containers & Packaging — 3.8%
86	Ball Corp.	3,636
60	WestRock Co.	3,377

	Total Materials	7,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 4.1%
	Equity Real Estate Investment Trusts (REITs) — 4.1%
29	Federal Realty Investment Trust	3,705
139	Rayonier, Inc.	4,004

	Total Real Estate	7,709

	Utilities — 2.2%
	Electric Utilities — 2.2%
89	Xcel Energy, Inc.	4,078

	Total Common Stocks (Cost $150,109)	180,368

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
5,788	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $5,788)	5,788

	Total Investments — 99.6% (Cost $155,897)	186,156
	Other Assets in Excess of Liabilities — 0.4%	688

	NET ASSETS — 100.0%	$186,844

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 7.5%
	Distributors — 1.2%
1,882	Genuine Parts Co.	174,533

	Hotels, Restaurants & Leisure — 0.8%
428	McDonald’s Corp.	65,496
491	Wyndham Worldwide Corp.	49,258

		114,754

	Media — 1.8%
1,324	Cinemark Holdings, Inc.	51,448
3,120	Comcast Corp., Class A	121,413
1,005	Time Warner, Inc.	100,898

		273,759

	Specialty Retail — 3.4%
1,560	Best Buy Co., Inc.	89,439
1,778	Home Depot, Inc. (The)	272,816
1,582	L Brands, Inc.	85,227
689	Tiffany & Co.	64,663

		512,145

	Textiles, Apparel & Luxury Goods — 0.3%
878	VF Corp.	50,559

	Total Consumer Discretionary	1,125,750

	Consumer Staples — 7.5%
	Beverages — 2.9%
1,778	Coca-Cola Co. (The)	79,741
1,486	Dr Pepper Snapple Group, Inc.	135,422
1,184	Molson Coors Brewing Co., Class B	102,196
960	PepsiCo, Inc.	110,914

		428,273

	Food Products — 1.6%
1,262	Kraft Heinz Co. (The)	108,057
3,051	Mondelez International, Inc., Class A	131,781

		239,838

	Household Products — 1.0%
895	Kimberly-Clark Corp.	115,567
428	Procter & Gamble Co. (The)	37,332

		152,899

	Tobacco — 2.0%
2,771	Altria Group, Inc.	206,373
804	Philip Morris International, Inc.	94,413

		300,786

	Total Consumer Staples	1,121,796

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.9%
	Energy Equipment & Services — 0.9%
2,099	Schlumberger Ltd.	138,219

	Oil, Gas & Consumable Fuels — 9.0%
3,720	Chevron Corp.	388,091
6,426	ConocoPhillips	282,487
3,203	Exxon Mobil Corp.	258,558
5,057	Occidental Petroleum Corp.	302,790
1,569	Valero Energy Corp.	105,829

		1,337,755

	Total Energy	1,475,974

	Financials — 29.7%
	Banks — 12.1%
18,893	Bank of America Corp.	458,347
4,363	BB&T Corp.	198,107
918	Cullen/Frost Bankers, Inc.	86,207
431	M&T Bank Corp.	69,848
3,025	PNC Financial Services Group, Inc. (The)	377,775
3,417	US Bancorp	177,399
7,879	Wells Fargo & Co.	436,598

		1,804,281

	Capital Markets — 6.9%
503	Ameriprise Financial, Inc.	63,991
784	BlackRock, Inc.	331,214
2,411	CME Group, Inc.	301,980
1,613	Northern Trust Corp.	156,824
310	S&P Global, Inc.	45,286
1,775	T Rowe Price Group, Inc.	131,754

		1,031,049

	Consumer Finance — 1.6%
1,749	Capital One Financial Corp.	144,505
1,643	Discover Financial Services	102,196

		246,701

	Insurance — 9.1%
1,493	Arthur J Gallagher & Co.	85,447
915	Chubb Ltd.	133,095
893	Cincinnati Financial Corp.	64,667
4,556	Hartford Financial Services Group, Inc. (The)	239,493
5,056	MetLife, Inc.	277,783
1,574	Progressive Corp. (The)	69,394
1,505	Prudential Financial, Inc.	162,769

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,295	Travelers Cos., Inc. (The)	290,434
651	Validus Holdings Ltd.	33,814

		1,356,896

	Total Financials	4,438,927

	Health Care — 10.7%
	Biotechnology — 0.6%
404	AbbVie, Inc.	29,313
860	Gilead Sciences, Inc.	60,857

		90,170

	Health Care Equipment & Supplies — 1.9%
2,610	Abbott Laboratories	126,891
775	Becton Dickinson and Co.	151,266

		278,157

	Pharmaceuticals — 8.2%
2,410	Bristol-Myers Squibb Co.	134,270
1,463	Eli Lilly & Co.	120,398
3,049	Johnson & Johnson	403,417
4,536	Merck & Co., Inc.	290,739
8,258	Pfizer, Inc.	277,393

		1,226,217

	Total Health Care	1,594,544

	Industrials — 11.3%
	Aerospace & Defense — 1.5%
1,115	General Dynamics Corp.	220,804

	Commercial Services & Supplies — 1.4%
3,296	Republic Services, Inc.	210,079

	Industrial Conglomerates — 3.1%
694	3M Co.	144,432
3,792	General Electric Co.	102,417
1,685	Honeywell International, Inc.	224,544

		471,393

	Machinery — 3.4%
1,680	Dover Corp.	134,792
1,590	Illinois Tool Works, Inc.	227,818
195	Snap-on, Inc.	30,737
814	Stanley Black & Decker, Inc.	114,606

		507,953

	Road & Rail — 1.9%
952	Norfolk Southern Corp.	115,884
1,586	Union Pacific Corp.	172,744

		288,628

	Total Industrials	1,698,857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 10.7%
	IT Services — 2.0%
635	Accenture plc, Class A	78,540
824	Automatic Data Processing, Inc.	84,438
1,674	Fidelity National Information Services, Inc.	142,936

		305,914

	Semiconductors & Semiconductor Equipment — 4.3%
2,285	Analog Devices, Inc.	177,810
1,471	KLA-Tencor Corp.	134,576
1,804	QUALCOMM, Inc.	99,591
2,949	Texas Instruments, Inc.	226,849

		638,826

	Software — 2.0%
4,424	Microsoft Corp.	304,957

	Technology Hardware, Storage & Peripherals — 2.4%
2,455	Apple, Inc.	353,498

	Total Information Technology	1,603,195

	Materials — 3.5%
	Chemicals — 3.3%
209	Air Products & Chemicals, Inc.	29,828
1,457	EI du Pont de Nemours & Co.	117,593
265	International Flavors & Fragrances, Inc.	35,827
1,369	PPG Industries, Inc.	150,520
645	Praxair, Inc.	85,558
1,472	RPM International, Inc.	80,275

		499,601

	Containers & Packaging — 0.2%
414	WestRock Co.	23,440

	Total Materials	523,041

	Real Estate — 2.8%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
376	Alexandria Real Estate Equities, Inc.	45,305
665	AvalonBay Communities, Inc.	127,846
455	Boston Properties, Inc.	55,968
1,691	HCP, Inc.	54,050
821	Simon Property Group, Inc.	132,779

	Total Real Estate	415,948

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
4,513	Verizon Communications, Inc.	201,529

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 4.2%
	Electric Utilities — 2.7%
1,699	Edison International	132,866
862	NextEra Energy, Inc.	120,731
3,127	Xcel Energy, Inc.	143,457

		397,054

	Multi-Utilities — 1.5%
2,588	CMS Energy Corp.	119,699
231	DTE Energy Co.	24,488
3,274	NiSource, Inc.	83,031

		227,218

	Total Utilities	624,272

	Total Common Stocks (Cost $11,350,184)	14,823,833

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
112,949	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $112,949)	112,949

	Total Investments — 99.9% (Cost $11,463,133)	14,936,782
	Other Assets in Excess of Liabilities — 0.1%	16,130

	NET ASSETS — 100.0%	$14,952,912

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 8.0%
	Distributors — 0.7%
39	Genuine Parts Co.	3,590

	Hotels, Restaurants & Leisure — 1.6%
54	Carnival Corp.	3,554
47	Royal Caribbean Cruises Ltd.	5,079

		8,633

	Media — 2.5%
92	DISH Network Corp., Class A (a)	5,786
49	Time Warner, Inc.	4,900
29	Walt Disney Co. (The)	3,039

		13,725

	Specialty Retail — 3.2%
7	AutoZone, Inc. (a)	3,771
65	Best Buy Co., Inc.	3,732
60	Home Depot, Inc. (The)	9,158
15	L Brands, Inc.	814

		17,475

	Total Consumer Discretionary	43,423

	Consumer Staples — 3.9%
	Beverages — 2.0%
31	Dr Pepper Snapple Group, Inc.	2,824
58	Molson Coors Brewing Co., Class B	4,990
25	PepsiCo, Inc.	2,876

		10,690

	Food & Staples Retailing — 0.8%
58	Walgreens Boots Alliance, Inc.	4,503

	Food Products — 0.4%
23	Kraft Heinz Co. (The)	2,004

	Household Products — 0.7%
32	Kimberly-Clark Corp.	4,119

	Total Consumer Staples	21,316

	Energy — 11.8%
	Energy Equipment & Services — 1.1%
87	Schlumberger Ltd.	5,695

	Oil, Gas & Consumable Fuels — 10.7%
122	Chevron Corp.	12,771
192	ConocoPhillips	8,443
59	EOG Resources, Inc.	5,350
41	EQT Corp.	2,426
100	Exxon Mobil Corp.	8,040
147	Occidental Petroleum Corp.	8,813
43	Phillips 66	3,572

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
23	Pioneer Natural Resources Co.	3,702
71	Valero Energy Corp.	4,796

		57,913

	Total Energy	63,608

	Financials — 32.0%
	Banks — 15.2%
996	Bank of America Corp.	24,153
145	BB&T Corp.	6,562
73	Citigroup, Inc.	4,873
59	Cullen/Frost Bankers, Inc.	5,559
37	M&T Bank Corp.	5,944
62	PNC Financial Services Group, Inc. (The)	7,742
85	SunTrust Banks, Inc.	4,838
125	US Bancorp	6,469
286	Wells Fargo & Co.	15,842

		81,982

	Capital Markets — 8.4%
25	BlackRock, Inc.	10,433
69	Charles Schwab Corp. (The)	2,943
31	Goldman Sachs Group, Inc. (The)	6,901
38	Intercontinental Exchange, Inc.	2,518
195	Invesco Ltd.	6,844
200	Morgan Stanley	8,890
91	T Rowe Price Group, Inc.	6,761

		45,290

	Consumer Finance — 1.7%
61	Capital One Financial Corp.	4,999
66	Discover Financial Services	4,123

		9,122

	Diversified Financial Services — 1.8%
60	Berkshire Hathaway, Inc., Class B (a)	10,111

	Insurance — 4.9%
23	Chubb Ltd.	3,324
195	Hartford Financial Services Group, Inc. (The)	10,225
56	Loews Corp.	2,621
82	MetLife, Inc.	4,505
53	Prudential Financial, Inc.	5,732

		26,407

	Total Financials	172,912

	Health Care — 11.2%
	Biotechnology — 1.1%
83	Gilead Sciences, Inc.	5,882

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 1.0%
28	Becton Dickinson and Co.	5,443

	Health Care Providers & Services — 2.9%
48	Aetna, Inc.	7,227
15	Humana, Inc.	3,585
27	UnitedHealth Group, Inc.	4,914

		15,726

	Pharmaceuticals — 6.2%
145	Bristol-Myers Squibb Co.	8,057
44	Eli Lilly & Co.	3,580
43	Johnson & Johnson	5,688
109	Merck & Co., Inc.	6,997
264	Pfizer, Inc.	8,858

		33,180

	Total Health Care	60,231

	Industrials — 8.9%
	Aerospace & Defense — 1.5%
19	General Dynamics Corp.	3,764
36	United Technologies Corp.	4,408

		8,172

	Industrial Conglomerates — 5.4%
41	3M Co.	8,432
311	General Electric Co.	8,400
92	Honeywell International, Inc.	12,236

		29,068

	Machinery — 0.3%
19	Dover Corp.	1,500

	Road & Rail — 0.7%
34	CSX Corp.	1,861
19	Kansas City Southern	2,030

		3,891

	Trading Companies & Distributors — 1.0%
35	Watsco, Inc.	5,458

	Total Industrials	48,089

	Information Technology — 13.9%
	Communications Equipment — 0.6%
105	Cisco Systems, Inc.	3,299

	Electronic Equipment, Instruments & Components — 0.5%
32	TE Connectivity Ltd.	2,502

	Internet Software & Services — 0.9%
5	Alphabet, Inc., Class C (a)	4,924

	IT Services — 0.8%
51	Fidelity National Information Services, Inc.	4,338

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.1%
178	Applied Materials, Inc.	7,333
57	KLA-Tencor Corp.	5,189
74	QUALCOMM, Inc.	4,103
75	Texas Instruments, Inc.	5,800

		22,425

	Software — 3.2%
250	Microsoft Corp.	17,219

	Technology Hardware, Storage & Peripherals — 3.8%
112	Apple, Inc.	16,087
239	HP, Inc.	4,185

		20,272

	Total Information Technology	74,979

	Materials — 1.6%
	Chemicals — 1.0%
64	EI du Pont de Nemours & Co.	5,149

	Containers & Packaging — 0.6%
72	Sealed Air Corp.	3,214

	Total Materials	8,363

	Real Estate — 2.5%
	Equity Real Estate Investment Trusts (REITs) — 2.5%
16	AvalonBay Communities, Inc.	3,132
38	Crown Castle International Corp.	3,757
56	Macerich Co. (The)	3,269
22	Simon Property Group, Inc.	3,494

	Total Real Estate	13,652

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.4%
172	Verizon Communications, Inc.	7,674

	Wireless Telecommunication Services — 0.6%
55	T-Mobile US, Inc. (a)	3,334

	Total Telecommunication Services	11,008

	Utilities — 2.4%
	Electric Utilities — 1.8%
38	Edison International	2,971
24	NextEra Energy, Inc.	3,307
77	Xcel Energy, Inc.	3,524

		9,802

	Multi-Utilities — 0.6%
66	CMS Energy Corp.	3,071

	Total Utilities	12,873

	Total Common Stocks (Cost $350,535)	530,454

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.8%
	Investment Company — 1.8%
9,521	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $9,521)	9,521

	Total Investments — 100.0% (Cost $360,056)	539,975
	Liabilities in Excess of Other Assets — 0.0% (g)	(270)

	NET ASSETS — 100.0%	$539,705

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.5%
	Consumer Discretionary — 13.0%
	Auto Components — 0.4%
27	Delphi Automotive plc (o)	2,399
5	Lear Corp.	781

		3,180

	Automobiles — 0.4%
142	Ford Motor Co.	1,585
48	General Motors Co. (o)	1,671

		3,256

	Hotels, Restaurants & Leisure — 1.0%
21	Royal Caribbean Cruises Ltd.	2,334
91	Starbucks Corp.	5,330

		7,664

	Household Durables — 0.4%
25	DR Horton, Inc.	878
8	Newell Brands, Inc.	436
54	PulteGroup, Inc.	1,325
11	Toll Brothers, Inc.	448

		3,087

	Internet & Direct Marketing Retail — 2.0%
16	Amazon.com, Inc. (a) (o)	15,194

	Media — 4.5%
20	Charter Communications, Inc., Class A (a) (o)	6,705
232	Comcast Corp., Class A (o)	9,018
36	DISH Network Corp., Class A (a)	2,262
210	Sirius XM Holdings, Inc.	1,146
20	Time Warner, Inc.	2,046
258	Twenty-First Century Fox, Inc., Class A (o)	7,300
52	Walt Disney Co. (The)	5,505

		33,982

	Multiline Retail — 0.3%
20	Dollar General Corp.	1,433
6	Dollar Tree, Inc. (a)	391
25	Macy’s, Inc.	577

		2,401

	Specialty Retail — 3.8%
1	AutoZone, Inc. (a)	493
21	Best Buy Co., Inc.	1,209
64	Home Depot, Inc. (The) (o)	9,820
82	Lowe’s Cos., Inc.	6,345
11	O’Reilly Automotive, Inc. (a)	2,482
40	Ross Stores, Inc.	2,295
87	TJX Cos., Inc. (The) (o)	6,275

		28,919

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
26	NIKE, Inc., Class B	1,522

	Total Consumer Discretionary	99,205

	Consumer Staples — 8.7%
	Beverages — 3.2%
16	Brown-Forman Corp., Class B	792
46	Coca-Cola Co. (The)	2,079
26	Constellation Brands, Inc., Class A	4,956
7	Dr Pepper Snapple Group, Inc.	613
53	Molson Coors Brewing Co., Class B (o)	4,568
99	PepsiCo, Inc. (o)	11,417

		24,425

	Food & Staples Retailing — 1.6%
28	Costco Wholesale Corp. (o)	4,502
32	Kroger Co. (The)	749
79	Walgreens Boots Alliance, Inc.	6,177
9	Wal-Mart Stores, Inc.	681

		12,109

	Food Products — 1.0%
10	Archer-Daniels-Midland Co. (o)	399
1	JM Smucker Co. (The)	167
20	Kraft Heinz Co. (The) (o)	1,724
128	Mondelez International, Inc., Class A	5,543

		7,833

	Household Products — 1.3%
32	Kimberly-Clark Corp. (o)	4,088
65	Procter & Gamble Co. (The)	5,661

		9,749

	Tobacco — 1.6%
32	Altria Group, Inc.	2,350
82	Philip Morris International, Inc. (o)	9,609

		11,959

	Total Consumer Staples	66,075

	Energy — 6.0%
	Energy Equipment & Services — 0.5%
32	Halliburton Co.	1,379
38	Schlumberger Ltd. (o)	2,487

		3,866

	Oil, Gas & Consumable Fuels — 5.5%
46	Anadarko Petroleum Corp.	2,075
14	Apache Corp.	687
46	Cabot Oil & Gas Corp.	1,161
54	Chevron Corp.	5,604
11	Concho Resources, Inc. (a)	1,280

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
29	Diamondback Energy, Inc. (a)	2,612
60	EOG Resources, Inc.	5,461
24	EQT Corp.	1,395
124	Exxon Mobil Corp. (o)	9,997
55	Kinder Morgan, Inc.	1,058
56	Occidental Petroleum Corp. (o)	3,382
18	Phillips 66	1,480
27	Pioneer Natural Resources Co.	4,354
16	Valero Energy Corp.	1,109

		41,655

	Total Energy	45,521

	Financials — 14.5%
	Banks — 6.0%
577	Bank of America Corp. (o)	14,001
23	BB&T Corp.	1,062
182	Citigroup, Inc.	12,147
158	KeyCorp	2,957
11	PNC Financial Services Group, Inc. (The)	1,349
41	Regions Financial Corp. (o)	602
4	SVB Financial Group (a)	722
229	Wells Fargo & Co. (o)	12,707
13	Zions Bancorp	593

		46,140

	Capital Markets — 3.4%
6	Ameriprise Financial, Inc.	709
94	Bank of New York Mellon Corp. (The)	4,790
1	BlackRock, Inc.	429
144	Charles Schwab Corp. (The) (o)	6,179
3	Goldman Sachs Group, Inc. (The) (o)	757
53	Intercontinental Exchange, Inc. (o)	3,523
155	Morgan Stanley (o)	6,886
32	State Street Corp. (o)	2,834

		26,107

	Consumer Finance — 0.9%
17	American Express Co.	1,405
37	Capital One Financial Corp.	3,031
40	Discover Financial Services	2,490

		6,926

	Diversified Financial Services — 1.5%
63	Berkshire Hathaway, Inc., Class B (a) (o)	10,752
11	Voya Financial, Inc.	395

		11,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.7%
52	American International Group, Inc. (o)	3,251
50	Arthur J Gallagher & Co.	2,840
36	Chubb Ltd.	5,224
38	Hartford Financial Services Group, Inc. (The)	1,985
128	MetLife, Inc. (o)	7,025

		20,325

	Total Financials	110,645

	Health Care — 14.3%
	Biotechnology — 2.9%
17	AbbVie, Inc.	1,247
16	Alexion Pharmaceuticals, Inc. (a)	1,989
2	Amgen, Inc.	413
17	Biogen, Inc. (a)	4,739
4	BioMarin Pharmaceutical, Inc. (a)	333
46	Celgene Corp. (a)	5,937
68	Gilead Sciences, Inc.	4,846
19	Vertex Pharmaceuticals, Inc. (a)	2,456

		21,960

	Health Care Equipment & Supplies — 2.2%
100	Abbott Laboratories	4,846
16	Becton Dickinson and Co.	3,127
186	Boston Scientific Corp. (a) (o)	5,161
1	Cooper Cos., Inc. (The)	274
22	Danaher Corp.	1,853
12	Zimmer Biomet Holdings, Inc.	1,592

		16,853

	Health Care Providers & Services — 2.8%
26	Aetna, Inc. (o)	3,960
9	Cigna Corp.	1,523
5	HCA Healthcare, Inc. (a)	406
11	Humana, Inc.	2,761
68	UnitedHealth Group, Inc. (o)	12,563

		21,213

	Life Sciences Tools & Services — 0.8%
27	Agilent Technologies, Inc.	1,589
11	Illumina, Inc. (a)	1,887
14	Thermo Fisher Scientific, Inc.	2,425

		5,901

	Pharmaceuticals — 5.6%
27	Allergan plc (o)	6,485
100	Bristol-Myers Squibb Co. (o)	5,596
71	Eli Lilly & Co.	5,818
63	Johnson & Johnson (o)	8,360
81	Merck & Co., Inc. (o)	5,163
350	Pfizer, Inc. (o)	11,760

		43,182

	Total Health Care	109,109

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Industrials — 10.0%
		Aerospace & Defense — 1.6%
22		General Dynamics Corp. (o)	4,454
4		L3 Technologies, Inc.	633
12		Northrop Grumman Corp.	3,181
9		Textron, Inc.	420
28		United Technologies Corp.	3,433

			12,121

		Air Freight & Logistics — 0.1%
4		FedEx Corp.	868

		Airlines — 0.8%
53		Delta Air Lines, Inc.	2,866
47		United Continental Holdings, Inc. (a) (o)	3,538

			6,404

		Building Products — 0.6%
25		Allegion plc	1,996
59		Masco Corp.	2,268

			4,264

		Electrical Equipment — 0.5%
48		Eaton Corp. plc	3,754

		Industrial Conglomerates — 2.6%
365		General Electric Co.	9,860
76		Honeywell International, Inc. (o)	10,068

			19,928

		Machinery — 2.2%
—	(h)	Cummins, Inc. (o)	16
3		Deere & Co.	371
6		Fortive Corp. (o)	350
59		Ingersoll-Rand plc	5,420
46		PACCAR, Inc. (o)	3,010
5		Parker-Hannifin Corp. (o)	823
13		Snap-on, Inc.	2,091
34		Stanley Black & Decker, Inc.	4,804

			16,885

		Road & Rail — 1.6%
9		Canadian Pacific Railway Ltd., (Canada)	1,464
18		Norfolk Southern Corp.	2,185
77		Union Pacific Corp. (o)	8,343

			11,992

		Trading Companies & Distributors — 0.0% (g)
12		HD Supply Holdings, Inc. (a)	355

		Total Industrials	76,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 23.2%
	Communications Equipment — 0.4%
86	Cisco Systems, Inc.	2,686

	Electronic Equipment, Instruments & Components — 0.6%
63	TE Connectivity Ltd.	4,930

	Internet Software & Services — 5.5%
14	Alphabet, Inc., Class A (a) (o)	13,319
15	Alphabet, Inc., Class C (a) (o)	13,307
100	Facebook, Inc., Class A (a) (o)	15,084

		41,710

	IT Services — 4.1%
82	Accenture plc, Class A (o)	10,161
7	Automatic Data Processing, Inc.	744
45	Fidelity National Information Services, Inc.	3,816
13	International Business Machines Corp. (o)	1,927
13	Paychex, Inc.	723
15	Vantiv, Inc., Class A (a)	975
120	Visa, Inc., Class A (o)	11,254
13	WEX, Inc. (a)	1,343

		30,943

	Semiconductors & Semiconductor Equipment — 3.5%
82	Analog Devices, Inc. (o)	6,350
36	Broadcom Ltd.	8,498
6	Lam Research Corp.	780
24	Microchip Technology, Inc.	1,874
12	NVIDIA Corp. (o)	1,719
102	Texas Instruments, Inc. (o)	7,840

		27,061

	Software — 4.8%
67	Adobe Systems, Inc. (a) (o)	9,449
372	Microsoft Corp. (o)	25,642
20	Oracle Corp. (o)	981
9	Workday, Inc., Class A (a)	854

		36,926

	Technology Hardware, Storage & Peripherals — 4.3%
206	Apple, Inc. (o)	29,699
200	HP, Inc. (o)	3,502

		33,201

	Total Information Technology	177,457

	Materials — 2.8%
	Chemicals — 2.1%
6	Albemarle Corp.	602
9	Celanese Corp., Series A	816
41	Dow Chemical Co. (The)	2,582

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
51	Eastman Chemical Co.	4,243
78	EI du Pont de Nemours & Co.	6,324
76	Mosaic Co. (The) (o)	1,730

		16,297

	Construction Materials — 0.1%
4	Vulcan Materials Co.	532

	Containers & Packaging — 0.5%
26	Crown Holdings, Inc. (a)	1,557
35	WestRock Co.	1,962

		3,519

	Metals & Mining — 0.1%
16	Alcoa Corp.	510
18	Newmont Mining Corp.	577

		1,087

	Total Materials	21,435

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
16	AvalonBay Communities, Inc.	3,163
8	Boston Properties, Inc.	1,009
21	Brixmor Property Group, Inc.	370
5	Camden Property Trust	385
6	Digital Realty Trust, Inc.	644
3	Equinix, Inc.	1,467
15	Extra Space Storage, Inc.	1,146
7	Federal Realty Investment Trust	910
36	HCP, Inc. (o)	1,165
28	Kimco Realty Corp.	514
7	Omega Healthcare Investors, Inc.	228
39	Prologis, Inc.	2,285
13	Public Storage	2,695
8	Regency Centers Corp.	501
16	Vornado Realty Trust	1,512

	Total Real Estate	17,994

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
152	AT&T, Inc. (o)	5,734
92	Verizon Communications, Inc. (o)	4,088

		9,822

	Wireless Telecommunication Services — 0.1%
18	T-Mobile US, Inc. (a) (o)	1,062

	Total Telecommunication Services	10,884

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.2%
	Electric Utilities — 2.6%
10	American Electric Power Co., Inc.	716
20	Duke Energy Corp.	1,638
46	Edison International	3,632
45	NextEra Energy, Inc.	6,292
61	PG&E Corp.	4,060
80	Xcel Energy, Inc.	3,660

		19,998

	Multi-Utilities — 0.6%
56	CMS Energy Corp.	2,609
62	NiSource, Inc.	1,574

		4,183

	Total Utilities	24,181

	Total Common Stocks (Cost $683,191)	759,077

NUMBER OF CONTRACTS
Options Purchased — 0.9%
	Put Options Purchased — 0.9%
3,173	S&P 500 Index, expiring 09/29/17 at $2,300.00, European Style (a) (Cost $7,212)	6,981

PRINCIPAL AMOUNT($)
Short-Term Investments — 3.8%
	U.S. Treasury Obligation — 0.0% (g)
165	U.S. Treasury Bill, 0.984%, 03/01/18 (k) (n)	164

SHARES
	Investment Company — 3.8%
28,836	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l)	28,836

	Total Short-Term Investments (Cost $29,000)	29,000

	Total Investments — 104.2% (Cost $719,403)	795,058
	Liabilities in Excess of Other Assets — (4.2)%	(31,762)

	NET ASSETS — 100.0%	$763,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
94	E-mini S&P 500 Index	09/15/17	USD	$11,378	$(11)

OPTIONS WRITTEN

Call Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $4,845)	$2,495.000	09/29/17	3,173	$(4,886)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $1,165)	$1,950.000	09/29/17	3,173	$(1,174)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 20.9%
	Automobiles — 0.7%
243	Tesla, Inc. (a)	87,980

	Hotels, Restaurants & Leisure — 0.9%
1,281	Las Vegas Sands Corp.	81,849
556	Starbucks Corp.	32,437

		114,286

	Household Durables — 0.9%
2,014	Newell Brands, Inc.	108,007

	Internet & Direct Marketing Retail — 8.6%
702	Amazon.com, Inc. (a)	679,672
923	Netflix, Inc. (a)	137,950
128	Priceline Group, Inc. (The) (a)	238,865

		1,056,487

	Media — 2.8%
8,852	Comcast Corp., Class A	344,531

	Specialty Retail — 7.0%
2,876	Home Depot, Inc. (The)	441,240
1,848	Ross Stores, Inc.	106,662
1,080	Ulta Beauty, Inc. (a)	310,183

		858,085

	Total Consumer Discretionary	2,569,376

	Consumer Staples — 2.3%
	Beverages — 2.3%
625	Constellation Brands, Inc., Class A	121,004
3,091	Monster Beverage Corp. (a)	153,566

	Total Consumer Staples	274,570

	Energy — 0.8%
	Oil, Gas & Consumable Fuels — 0.8%
613	Pioneer Natural Resources Co.	97,759

	Financials — 6.5%
	Banks — 0.5%
306	SVB Financial Group (a)	53,756

	Capital Markets — 6.0%
7,139	Charles Schwab Corp. (The)	306,704
2,572	Intercontinental Exchange, Inc.	169,527
2,179	Morgan Stanley	97,083
1,145	S&P Global, Inc.	167,217

		740,531

	Total Financials	794,287

	Health Care — 12.6%
	Biotechnology — 2.3%
549	Incyte Corp. (a)	69,137

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
115	Regeneron Pharmaceuticals, Inc. (a)	56,334
1,208	Vertex Pharmaceuticals, Inc. (a)	155,714

		281,185

	Health Care Equipment & Supplies — 6.5%
988	Becton Dickinson and Co.	192,710
4,898	Boston Scientific Corp. (a)	135,759
821	DexCom, Inc. (a)	60,078
436	Intuitive Surgical, Inc. (a)	407,821

		796,368

	Health Care Providers & Services — 2.3%
254	Humana, Inc.	61,142
1,183	UnitedHealth Group, Inc.	219,389

		280,531

	Life Sciences Tools & Services — 1.5%
457	Illumina, Inc. (a)	79,264
627	Thermo Fisher Scientific, Inc.	109,333

		188,597

	Total Health Care	1,546,681

	Industrials — 8.7%
	Aerospace & Defense — 0.8%
377	Northrop Grumman Corp.	96,882

	Airlines — 3.7%
5,431	Delta Air Lines, Inc.	291,841
2,576	Southwest Airlines Co.	160,060

		451,901

	Electrical Equipment — 1.1%
388	Acuity Brands, Inc.	78,933
378	Rockwell Automation, Inc.	61,205

		140,138

	Industrial Conglomerates — 2.6%
1,286	Honeywell International, Inc.	171,358
656	Roper Technologies, Inc.	151,791

		323,149

	Trading Companies & Distributors — 0.5%
519	United Rentals, Inc. (a)	58,463

	Total Industrials	1,070,533

	Information Technology — 42.4%
	Electronic Equipment, Instruments & Components — 0.4%
620	Amphenol Corp., Class A	45,768

	Internet Software & Services — 11.1%
796	Alphabet, Inc., Class C (a)	723,769
2,970	Facebook, Inc., Class A (a)	448,395

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
549	MercadoLibre, Inc., (Argentina)	137,733
621	VeriSign, Inc. (a)	57,710

		1,367,607

	IT Services — 8.1%
3,675	Mastercard, Inc., Class A	446,268
2,964	PayPal Holdings, Inc. (a)	159,073
2,364	Vantiv, Inc., Class A (a)	149,748
2,548	Visa, Inc., Class A	238,989

		994,078

	Semiconductors & Semiconductor Equipment — 7.3%
4,423	Applied Materials, Inc.	182,710
1,322	Broadcom Ltd.	308,162
2,849	NVIDIA Corp.	411,794

		902,666

	Software — 11.3%
4,845	Activision Blizzard, Inc.	278,938
1,972	Adobe Systems, Inc. (a)	278,920
1,974	Electronic Arts, Inc. (a)	208,649
4,502	Microsoft Corp.	310,316
910	salesforce.com, Inc. (a)	78,780
1,801	ServiceNow, Inc. (a)	190,896
2,030	Snap, Inc., Class A (a)	36,071

		1,382,570

	Technology Hardware, Storage & Peripherals — 4.2%
3,584	Apple, Inc.	516,137

	Total Information Technology	5,208,826

	Materials — 2.8%
	Chemicals — 2.2%
1,117	Ecolab, Inc.	148,335
353	Sherwin-Williams Co. (The)	124,029

		272,364

	Construction Materials — 0.6%
582	Vulcan Materials Co.	73,715

	Total Materials	346,079

	Real Estate — 0.7%
	Equity Real Estate Investment Trusts (REITs) — 0.7%
208	Equinix, Inc.	89,394

	Total Common Stocks (Cost $6,882,856)	11,997,505

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
328,600	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $328,600)	328,600

	Total Investments — 100.4% (Cost $7,211,456)	12,326,105
	Liabilities in Excess of Other Assets — (0.4)%	(49,401)

	NET ASSETS — 100.0%	$12,276,704

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 18.6%
	Auto Components — 2.8%
117	Delphi Automotive plc	10,229
417	Magna International, Inc., (Canada)	19,324

		29,553

	Automobiles — 4.5%
927	Ford Motor Co.	10,374
1,065	General Motors Co.	37,215

		47,589

	Hotels, Restaurants & Leisure — 3.6%
391	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	2,911
126	Bloomin’ Brands, Inc.	2,669
142	Carnival Corp.	9,311
182	Royal Caribbean Cruises Ltd.	19,836
93	Yum China Holdings, Inc. (a)	3,663

		38,390

	Household Durables — 3.3%
127	CalAtlantic Group, Inc.	4,489
505	DR Horton, Inc.	17,448
336	Toll Brothers, Inc.	13,283

		35,220

	Leisure Products — 1.3%
214	Brunswick Corp.	13,399

	Media — 1.5%
253	DISH Network Corp., Class A (a)	15,899

	Multiline Retail — 0.5%
69	Dollar Tree, Inc. (a)	4,811

	Specialty Retail — 1.1%
7	AutoZone, Inc. (a)	3,936
56	Murphy USA, Inc. (a)	4,143
44	TJX Cos., Inc. (The)	3,175

		11,254

	Total Consumer Discretionary	196,115

	Consumer Staples — 4.0%
	Beverages — 1.2%
142	Molson Coors Brewing Co., Class B	12,234

	Food & Staples Retailing — 1.4%
126	Kroger Co. (The)	2,943
155	Walgreens Boots Alliance, Inc.	12,130

		15,073

	Tobacco — 1.4%
126	Philip Morris International, Inc.	14,764

	Total Consumer Staples	42,071

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.5%
	Energy Equipment & Services — 0.7%
123	Ensco plc, Class A	636
173	Halliburton Co.	7,402

		8,038

	Oil, Gas & Consumable Fuels — 8.8%
107	Anadarko Petroleum Corp.	4,869
153	Diamondback Energy, Inc. (a)	13,588
219	EOG Resources, Inc.	19,806
257	Kinder Morgan, Inc.	4,924
107	Marathon Petroleum Corp.	5,573
193	Occidental Petroleum Corp.	11,537
32	Phillips 66	2,621
117	Pioneer Natural Resources Co.	18,607
165	Suncor Energy, Inc., (Canada)	4,815
90	Valero Energy Corp.	6,038

		92,378

	Total Energy	100,416

	Financials — 29.5%
	Banks — 16.8%
1,495	Bank of America Corp.	36,262
269	BB&T Corp.	12,215
683	Citigroup, Inc.	45,701
524	Huntington Bancshares, Inc.	7,087
44	IBERIABANK Corp.	3,553
864	KeyCorp	16,190
139	SunTrust Banks, Inc.	7,901
866	Wells Fargo & Co.	48,010

		176,919

	Capital Markets — 6.1%
107	Bank of New York Mellon Corp. (The)	5,464
424	Charles Schwab Corp. (The)	18,232
58	Goldman Sachs Group, Inc. (The)	12,870
231	Morgan Stanley	10,294
199	State Street Corp.	17,829

		64,689

	Consumer Finance — 2.2%
151	Ally Financial, Inc.	3,160
120	Capital One Financial Corp.	9,873
111	LendingClub Corp. (a)	610
307	Synchrony Financial	9,143

		22,786

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 1.4%
60	Berkshire Hathaway, Inc., Class B (a)	10,112
113	Voya Financial, Inc.	4,183

		14,295

	Insurance — 3.0%
36	Chubb Ltd.	5,190
150	Lincoln National Corp.	10,137
289	MetLife, Inc.	15,852

		31,179

	Total Financials	309,868

	Health Care — 9.9%
	Biotechnology — 1.7%
20	Biogen, Inc. (a)	5,291
187	Gilead Sciences, Inc.	13,215

		18,506

	Health Care Equipment & Supplies — 1.0%
114	Boston Scientific Corp. (a)	3,157
60	Zimmer Biomet Holdings, Inc.	7,704

		10,861

	Health Care Providers & Services — 1.7%
15	Cigna Corp.	2,461
81	UnitedHealth Group, Inc.	15,056

		17,517

	Pharmaceuticals — 5.5%
76	Allergan plc	18,475
74	Bristol-Myers Squibb Co.	4,129
121	Merck & Co., Inc.	7,729
815	Pfizer, Inc.	27,366

		57,699

	Total Health Care	104,583

	Industrials — 12.9%
	Aerospace & Defense — 1.2%
249	Embraer SA, (Brazil), ADR	4,538
181	Textron, Inc.	8,506

		13,044

	Airlines — 5.8%
69	Alaska Air Group, Inc.	6,194
126	American Airlines Group, Inc.	6,345
460	Delta Air Lines, Inc.	24,720
265	JetBlue Airways Corp. (a)	6,059
92	Spirit Airlines, Inc. (a)	4,752
175	United Continental Holdings, Inc. (a)	13,173

		61,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.7%
160	Johnson Controls International plc	6,933

	Industrial Conglomerates — 1.6%
624	General Electric Co.	16,854

	Machinery — 0.9%
61	Ingersoll-Rand plc	5,566
26	Snap-on, Inc.	4,155

		9,721

	Road & Rail — 2.5%
52	Canadian Pacific Railway Ltd., (Canada)	8,378
161	Union Pacific Corp.	17,491

		25,869

	Trading Companies & Distributors — 0.2%
133	NOW, Inc. (a)	2,134

	Total Industrials	135,798

	Information Technology — 5.8%
	Communications Equipment — 0.4%
115	CommScope Holding Co., Inc. (a)	4,362

	Electronic Equipment, Instruments & Components — 0.4%
54	TE Connectivity Ltd.	4,217

	Internet Software & Services — 0.5%
149	eBay, Inc. (a)	5,217

	IT Services — 2.0%
63	Accenture plc, Class A	7,742
25	FleetCor Technologies, Inc. (a)	3,620
61	International Business Machines Corp.	9,415

		20,777

	Semiconductors & Semiconductor Equipment — 2.1%
88	Broadcom Ltd.	20,427
25	Texas Instruments, Inc.	1,947

		22,374

	Software — 0.4%
58	Microsoft Corp.	3,977

	Total Information Technology	60,924

	Materials — 5.5%
	Chemicals — 3.6%
47	Celanese Corp., Series A	4,472
89	Dow Chemical Co. (The)	5,613
153	Eastman Chemical Co.	12,842
90	EI du Pont de Nemours & Co.	7,264
151	Mosaic Co. (The)	3,452
146	Olin Corp.	4,421

		38,064

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — 1.9%
577	AK Steel Holding Corp. (a)	3,794
178	Alcoa Corp.	5,795
106	Newmont Mining Corp.	3,433
87	Reliance Steel & Aluminum Co.	6,298

		19,320

	Total Materials	57,384

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.5%
130	Acadia Realty Trust	3,606
28	Federal Realty Investment Trust	3,589
168	Kimco Realty Corp.	3,079
25	Public Storage	5,151

	Total Real Estate	15,425

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.8%
212	AT&T, Inc.	7,984

	Wireless Telecommunication Services — 0.6%
107	T-Mobile US, Inc. (a)	6,510

	Total Telecommunication Services	14,494

	Total Common Stocks (Cost $904,678)	1,037,078

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $–)	—	(h)

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
8,631	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $8,631)	8,631

	Total Investments — 99.4% (Cost $913,309)	1,045,709
	Other Assets in Excess of Liabilities — 0.6%	6,555

	NET ASSETS — 100.0%	$1,052,264

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 13.7%
	Auto Components — 0.2%
274	Delphi Automotive plc	24,051

	Automobiles — 0.4%
2,696	Ford Motor Co.	30,165
846	General Motors Co.	29,554

		59,719

	Hotels, Restaurants & Leisure — 1.2%
353	Royal Caribbean Cruises Ltd.	38,584
2,352	Starbucks Corp.	137,130

		175,714

	Household Durables — 0.6%
267	Mohawk Industries, Inc. (a)	64,411
621	PulteGroup, Inc.	15,228
233	Toll Brothers, Inc.	9,205

		88,844

	Internet & Direct Marketing Retail — 1.9%
281	Amazon.com, Inc. (a)	271,693

	Media — 5.0%
409	Charter Communications, Inc., Class A (a)	137,726
2,207	Comcast Corp., Class A	85,911
1,489	DISH Network Corp., Class A (a)	93,457
2,100	Twenty-First Century Fox, Inc., Class A	59,512
312	Twenty-First Century Fox, Inc., Class B	8,695
3,068	Walt Disney Co. (The)	325,926

		711,227

	Specialty Retail — 3.9%
60	AutoZone, Inc. (a)	34,154
1,544	Home Depot, Inc. (The)	236,798
981	Lowe’s Cos., Inc.	76,063
288	O’Reilly Automotive, Inc. (a)	62,906
1,987	TJX Cos., Inc. (The)	143,403

		553,324

	Textiles, Apparel & Luxury Goods — 0.5%
1,252	NIKE, Inc., Class B	73,861

	Total Consumer Discretionary	1,958,433

	Consumer Staples — 6.5%
	Beverages — 3.4%
277	Constellation Brands, Inc., Class A	53,620
1,524	Molson Coors Brewing Co., Class B	131,620
2,670	PepsiCo, Inc.	308,358

		493,598

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
1,596	Kroger Co. (The)	37,221
937	Walgreens Boots Alliance, Inc.	73,342

		110,563

	Food Products — 1.4%
223	Kraft Heinz Co. (The)	19,131
4,056	Mondelez International, Inc., Class A	175,176

		194,307

	Personal Products — 0.2%
269	Estee Lauder Cos., Inc. (The), Class A	25,860

	Tobacco — 0.7%
895	Philip Morris International, Inc.	105,155

	Total Consumer Staples	929,483

	Energy — 6.3%
	Oil, Gas & Consumable Fuels — 6.3%
497	Anadarko Petroleum Corp.	22,521
884	Apache Corp.	42,386
441	Chevron Corp.	46,012
881	Concho Resources, Inc. (a)	107,114
962	Diamondback Energy, Inc. (a)	85,465
2,758	EOG Resources, Inc.	249,638
691	EQT Corp.	40,487
1,684	Occidental Petroleum Corp.	100,806
562	Parsley Energy, Inc., Class A (a)	15,606
213	Phillips 66	17,587
1,103	Pioneer Natural Resources Co.	176,026

	Total Energy	903,648

	Financials — 15.8%
	Banks — 7.8%
12,453	Bank of America Corp.	302,116
5,801	Citigroup, Inc.	387,991
69	First Republic Bank	6,944
2,694	Huntington Bancshares, Inc.	36,425
6,500	KeyCorp	121,804
299	Regions Financial Corp.	4,383
1,237	SunTrust Banks, Inc.	70,184
158	SVB Financial Group (a)	27,727
2,868	Wells Fargo & Co.	158,935

		1,116,509

	Capital Markets — 3.1%
433	Ameriprise Financial, Inc.	55,163
862	Bank of New York Mellon Corp. (The)	43,988
26	BlackRock, Inc.	10,861

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,383	Charles Schwab Corp. (The)	59,411
83	Goldman Sachs Group, Inc. (The)	18,423
1,010	Intercontinental Exchange, Inc.	66,598
4,371	Morgan Stanley	194,762

		449,206

	Consumer Finance — 0.5%
765	Capital One Financial Corp.	63,228
401	Synchrony Financial	11,965

		75,193

	Diversified Financial Services — 0.1%
491	Voya Financial, Inc.	18,106

	Insurance — 4.3%
2,310	American International Group, Inc.	144,392
994	Arthur J Gallagher & Co.	56,923
1,341	Chubb Ltd.	194,974
1,429	Hartford Financial Services Group, Inc. (The)	75,147
338	Lincoln National Corp.	22,861
1,329	MetLife, Inc.	72,994
368	Prudential Financial, Inc.	39,841

		607,132

	Total Financials	2,266,146

	Health Care — 14.1%
	Biotechnology — 1.6%
165	Biogen, Inc. (a)	44,774
108	BioMarin Pharmaceutical, Inc. (a)	9,814
531	Celgene Corp. (a)	69,003
160	Gilead Sciences, Inc.	11,304
165	Incyte Corp. (a)	20,731
579	Vertex Pharmaceuticals, Inc. (a)	74,580

		230,206

	Health Care Equipment & Supplies — 1.8%
516	Abbott Laboratories	25,079
7,097	Boston Scientific Corp. (a)	196,728
217	Zimmer Biomet Holdings, Inc.	27,850

		249,657

	Health Care Providers & Services — 3.7%
155	Aetna, Inc.	23,483
125	Cigna Corp.	20,908
199	Humana, Inc.	47,832
2,376	UnitedHealth Group, Inc.	440,634

		532,857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.9%
2,028	Agilent Technologies, Inc.	120,298

	Pharmaceuticals — 6.1%
626	Allergan plc	152,053
1,495	Bristol-Myers Squibb Co.	83,274
2,137	Eli Lilly & Co.	175,864
2,060	Merck & Co., Inc.	132,000
9,937	Pfizer, Inc.	333,797

		876,988

	Total Health Care	2,010,006

	Industrials — 12.5%
	Aerospace & Defense — 2.4%
864	General Dynamics Corp.	171,191
253	L3 Technologies, Inc.	42,282
519	Northrop Grumman Corp.	133,263

		346,736

	Airlines — 1.2%
1,264	Delta Air Lines, Inc.	67,907
1,364	United Continental Holdings, Inc. (a)	102,674

		170,581

	Building Products — 0.6%
535	Allegion plc	43,412
1,043	Masco Corp.	39,867

		83,279

	Commercial Services & Supplies — 0.0% (g)
92	Waste Connections, Inc., (Canada)	5,905

	Electrical Equipment — 0.5%
876	Eaton Corp. plc	68,207

	Industrial Conglomerates — 2.6%
9,655	General Electric Co.	260,787
860	Honeywell International, Inc.	114,579

		375,366

	Machinery — 3.1%
516	Deere & Co.	63,778
1,914	Ingersoll-Rand plc	174,951
344	PACCAR, Inc.	22,704
1,240	Stanley Black & Decker, Inc.	174,478

		435,911

	Road & Rail — 2.0%
176	Canadian Pacific Railway Ltd., (Canada)	28,312
910	Norfolk Southern Corp.	110,722
1,384	Union Pacific Corp.	150,699

		289,733

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — 0.1%
264	HD Supply Holdings, Inc. (a)	8,097

	Total Industrials	1,783,815

	Information Technology — 23.7%
	Electronic Equipment, Instruments & Components — 0.0% (g)
37	TE Connectivity Ltd.	2,873

	Internet Software & Services — 5.8%
356	Alphabet, Inc., Class A (a)	330,640
259	Alphabet, Inc., Class C (a)	235,361
1,705	Facebook, Inc., Class A (a)	257,460

		823,461

	IT Services — 4.2%
1,908	Accenture plc, Class A	235,949
258	Fidelity National Information Services, Inc.	21,991
199	International Business Machines Corp.	30,609
224	Mastercard, Inc., Class A	27,178
2,795	Visa, Inc., Class A	262,105
263	WEX, Inc. (a)	27,441

		605,273

	Semiconductors & Semiconductor Equipment — 5.1%
1,813	Analog Devices, Inc.	141,040
993	Broadcom Ltd.	231,349
1,109	Microchip Technology, Inc.	85,583
173	NVIDIA Corp.	25,065
3,246	Texas Instruments, Inc.	249,722

		732,759

	Software — 4.3%
885	Adobe Systems, Inc. (a)	125,136
6,857	Microsoft Corp.	472,641
187	Workday, Inc., Class A (a)	18,160

		615,937

	Technology Hardware, Storage & Peripherals — 4.3%
4,217	Apple, Inc.	607,338
113	Hewlett Packard Enterprise Co.	1,882

		609,220

	Total Information Technology	3,389,523

	Materials — 2.2%
	Chemicals — 1.3%

229	Celanese Corp., Series A	21,766
287	Dow Chemical Co. (The)	18,098
511	Eastman Chemical Co.	42,894
1,051	EI du Pont de Nemours & Co.	84,802
368	Mosaic Co. (The)	8,405

		175,965

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.4%
19	Martin Marietta Materials, Inc.	4,168
450	Vulcan Materials Co.	56,985

		61,153

	Containers & Packaging — 0.4%
201	Crown Holdings, Inc. (a)	11,998
792	WestRock Co.	44,851

		56,849

	Metals & Mining — 0.1%
492	Alcoa Corp.	16,055

	Total Materials	310,022

	Real Estate — 0.6%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
88	AvalonBay Communities, Inc.	16,969
753	Prologis, Inc.	44,159
45	Public Storage	9,400
184	Vornado Realty Trust	17,313

	Total Real Estate	87,841

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
2,024	AT&T, Inc.	76,359
1,235	Verizon Communications, Inc.	55,165

		131,524

	Wireless Telecommunication Services — 0.1%
324	T-Mobile US, Inc. (a)	19,659

	Total Telecommunication Services	151,183

	Utilities — 2.4%
	Electric Utilities — 2.2%
762	Edison International	59,586
871	NextEra Energy, Inc.	122,114
802	PG&E Corp.	53,243
1,614	Xcel Energy, Inc.	74,037

		308,980

	Multi-Utilities — 0.2%
420	CMS Energy Corp.	19,423
537	NiSource, Inc.	13,624

		33,047

	Total Utilities	342,027

	Total Common Stocks (Cost $10,258,817)	14,132,127

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousand, except number of Futures contracts) )

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
Financials — 0.0% (g)
Consumer Finance — 0.0% (g)
24	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
137,056	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $137,056)	137,056

	Total Investments — 99.8% (Cost $10,395,873)	14,269,183
	Other Assets in Excess of Liabilities — 0.2%	27,810

	NET ASSETS — 100.0%	$14,296,993

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
678	E-mini S&P 500 Index	09/15/17	USD	$82,069	$(253)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.
(n)	— The rate shown is the effective yield as of June 30, 2017.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund	Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$7,309,934		$311,149	$180,368
Investments in affiliates, at value	115,340		10,657	5,788

Total investment securities, at value	7,425,274		321,806	186,156
Cash	—		3	—
Receivables:
Investment securities sold	26,834		—	1,324
Fund shares sold	5,692		108	263
Dividends from non-affiliates	6,849		—	51
Dividends from affiliates	71		3	6
Variation margin on futures contracts	36		—	—

Total Assets	7,464,756		321,920	187,800

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	—
Investment securities purchased	25,993		—	745
Fund shares redeemed	30,096		183	77
Accrued liabilities:
Investment advisory fees	1,167		145	75
Administration fees	268		11	1
Distribution fees	88		20	3
Service fees	125		34	33
Custodian and accounting fees	21		2	3
Trustees’ and Chief Compliance Officer’s fees	35		—	—
Other	430		48	19

Total Liabilities	58,223		443	956

Net Assets	$7,406,533		$321,477	$186,844

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$6,073,539	$180,250	$147,877
Accumulated undistributed (distributions in excess of) net investment income	(62)	143	135
Accumulated net realized gains (losses)	(310,109)	24,106	8,573
Net unrealized appreciation (depreciation)	1,643,165	116,978	30,259

Total Net Assets	$7,406,533	$321,477	$186,844

Net Assets:
Class A	$422,719	$57,378	$3,362
Class C	—	13,532	3,331
Class I (formerly Select Class)	285,141	60,616	180,151
Class L (formerly Institutional Class)	835,535	—	—
Class R5	—	189,951	—
Class R6	5,863,138	—	—

Total	$7,406,533	$321,477	$186,844

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,641	1,846	116
Class C	—	457	118
Class I (formerly Select Class)	11,130	1,903	6,140
Class L (formerly Institutional Class)	32,663	—	—
Class R5	—	5,848	—
Class R6	229,149	—	—

Net Asset Value (a):
Class A — Redemption price per share	$25.40	$31.08	$29.09
Class C — Offering price per share (b)	—	29.59	28.28
Class I (formerly Select Class) — Offering and redemption price per share	25.62	31.86	29.34
Class L (formerly Institutional Class) — Offering and redemption price per share	25.58	—	—
Class R5 — Offering and redemption price per share	—	32.48	—
Class R6 — Offering and redemption price per share	25.59	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.81	$32.80	$30.70

Cost of investments in non-affiliates	$5,666,533	$194,171	$150,109
Cost of investments in affiliates	115,340	10,657	5,788

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,823,833		$530,454		$766,222
Investments in affiliates, at value	112,949		9,521		28,836

Total investment securities, at value	14,936,782		539,975		795,058
Cash	—		—	(a)	78
Deposits at broker for futures contracts	—		—		670
Receivables:
Investment securities sold	—		—		7,587
Fund shares sold	79,814		230		4,211
Dividends from non-affiliates	26,564		612		662
Dividends from affiliates	173		3		11
Variation margin on futures contracts	—		—		29

Total Assets	15,043,333		540,820		808,306

LIABILITIES:
Payables:
Due to custodian	2		—		—
Investment securities purchased	661		—		37,521
Fund shares redeemed	78,314		524		1,018
Outstanding options written, at fair value	—		—		6,060
Accrued liabilities:
Investment advisory fees	4,857		178		145
Administration fees	998		36		48
Distribution fees	1,566		110		43
Service fees	2,930		109		126
Custodian and accounting fees	31		3		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	1
Other	1,062		155		43

Total Liabilities	90,421		1,115		45,010

Net Assets	$14,952,912		$539,705		$763,296

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$11,438,540	$351,700	$716,692
Accumulated undistributed (distributions in excess of) net investment income	(82)	107	32
Accumulated net realized gains (losses)	40,805	7,979	(29,022)
Net unrealized appreciation (depreciation)	3,473,649	179,919	75,594

Total Net Assets	$14,952,912	$539,705	$763,296

Net Assets:
Class A	$3,176,361	$445,078	$133,789
Class C	1,385,115	28,290	29,168
Class I (formerly Select Class)	6,542,906	64,148	597,013
Class R2	87,437	23	—
Class R3	25,209	—	—
Class R4	1,340	—	—
Class R5	912,746	37	37
Class R6	2,821,798	2,129	3,289

Total	$14,952,912	$539,705	$763,296

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	202,679	9,499	7,336
Class C	89,885	665	1,606
Class I (formerly Select Class)	410,871	1,304	32,671
Class R2	5,599	1	—
Class R3	1,610	—	—
Class R4	84	—	—
Class R5	57,283	1	2
Class R6	177,199	43	180

Net Asset Value (a):
Class A — Redemption price per share	$15.67	$46.85	$18.24
Class C — Offering price per share (b)	15.41	42.54	18.16
Class I (formerly Select Class) — Offering and redemption price per share	15.92	49.21	18.27
Class R2 — Offering and redemption price per share	15.62	47.06	—
Class R3 — Offering and redemption price per share	15.66	—	—
Class R4 — Offering and redemption price per share	15.92	—	—
Class R5 — Offering and redemption price per share	15.93	49.50	18.30
Class R6 — Offering and redemption price per share	15.92	49.50	18.29
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.54	$49.45	$19.25

Cost of investments in non-affiliates	$11,350,184	$350,535	$690,567
Cost of investments in affiliates	112,949	9,521	28,836
Premiums received from options written	—	—	6,010

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,997,505	$1,037,078	$14,132,127
Investments in affiliates, at value	328,600	8,631	137,056

Total investment securities, at value	12,326,105	1,045,709	14,269,183
Cash	—	13	—	(a)
Deposits at broker for futures contracts	—	—	3,200
Receivables:
Investment securities sold	—	23,622	267,722
Fund shares sold	10,162	2,257	19,535
Dividends from non-affiliates	2,185	932	11,127
Dividends from affiliates	75	5	89
Variation margin on futures contracts	—	—	8

Total Assets	12,338,527	1,072,538	14,570,864

LIABILITIES:
Payables:
Due to custodian	55	—	—
Investment securities purchased	—	17,624	238,656
Fund shares redeemed	50,989	2,054	26,886
Accrued liabilities:
Investment advisory fees	5,154	323	4,670
Administration fees	837	58	953
Distribution fees	899	76	598
Service fees	1,922	52	911
Custodian and accounting fees	29	4	33
Trustees’ and Chief Compliance Officer’s fees	—	—	64
Other	1,938	83	1,100

Total Liabilities	61,823	20,274	273,871

Net Assets	$12,276,704	$1,052,264	$14,296,993

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$5,931,041	$840,344	$9,899,640
Accumulated undistributed (distributions in excess of) net investment income	(164)	374	6,113
Accumulated net realized gains (losses)	1,231,178	79,146	518,183
Net unrealized appreciation (depreciation)	5,114,649	132,400	3,873,057

Total Net Assets	$12,276,704	$1,052,264	$14,296,993

Net Assets:
Class A	$2,462,957	$215,017	$1,371,821
Class C	487,702	48,028	318,369
Class I (formerly Select Class)	4,771,428	161,494	1,287,300
Class L (formerly Institutional Class)	—	—	3,391,256
Class R2	147,902	6,775	260,589
Class R3	992	—	25,050
Class R4	440	—	1,030
Class R5	799,190	10,218	890,105
Class R6	3,606,093	610,732	6,751,473

Total	$12,276,704	$1,052,264	$14,296,993

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	64,432	13,889	86,836
Class C	15,263	3,216	20,709
Class I (formerly Select Class)	124,030	10,595	81,318
Class L (formerly Institutional Class)	—	—	214,025
Class R2	3,962	440	16,621
Class R3	26	—	1,590
Class R4	11	—	65
Class R5	20,474	665	56,151
Class R6	91,931	39,957	425,307

Net Asset Value (a):
Class A — Redemption price per share	$38.23	$15.48	$15.80
Class C — Offering price per share (b)	31.95	14.93	15.37
Class I (formerly Select Class) — Offering and redemption price per share	38.47	15.24	15.83
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	15.85
Class R2 — Offering and redemption price per share	37.33	15.39	15.68
Class R3 — Offering and redemption price per share	38.39	—	15.76
Class R4 — Offering and redemption price per share	38.47	—	15.82
Class R5 — Offering and redemption price per share	39.04	15.37	15.85
Class R6 — Offering and redemption price per share	39.23	15.28	15.87
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$40.35	$16.34	$16.68

Cost of investments in non-affiliates	$6,882,856	$904,678	$10,258,817
Cost of investments in affiliates	328,600	8,631	137,056

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$44	$—		$—
Interest income from affiliates	1	1		1
Dividend income from non-affiliates	141,734	3,278		1,703
Dividend income from affiliates	445	27		27

Total investment income	142,224	3,306		1,731

EXPENSES:
Investment advisory fees	18,932	2,051		923
Administration fees	6,194	280		123
Distribution fees:
Class A	1,150	132		6
Class C	—	95		16
Service fees:
Class A	1,150	132		6
Class C	—	32		6
Class I (formerly Select Class)	652	133		363
Class L (formerly Institutional Class)	821	—		—
Class R5	—	137		—
Custodian and accounting fees	224	31		24
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	132	54		45
Trustees’ and Chief Compliance Officer’s fees	60	26		26
Printing and mailing costs	251	35		14
Registration and filing fees	69	64		62
Transfer agency fees (See Note 2.E.)	107	9		4
Sub-transfer agency fees (See Note 2.E.)	1,095	103		48
Other	135	11		9

Total expenses	30,972	3,325		1,675

Less fees waived	(6,302)	(429)		(265)
Less expense reimbursements	(184)	—		—

Net expenses	24,486	2,896		1,410

Net investment income (loss)	117,738	410		321

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	316,135	45,001		11,379
Futures	19,812	—		—

Net realized gain (loss)	335,947	45,001		11,379

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	876,474	47,260		20,067
Futures	(1,688)	—		—

Change in net unrealized appreciation/depreciation	874,786	47,260		20,067

Net realized/unrealized gains (losses)	1,210,733	92,261		31,446

Change in net assets resulting from operations	$1,328,471	$92,671		$31,767

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—		$2
Interest income from affiliates	31	—		5
Dividend income from non-affiliates	358,010	11,882		7,488
Dividend income from affiliates	1,489	41		55
Foreign taxes withheld	82	2		—

Total investment income	359,612	11,925		7,550

EXPENSES:
Investment advisory fees	54,673	2,080		993
Administration fees	11,178	425		325
Distribution fees:
Class A	8,543	1,104		219
Class C	10,345	207		111
Class R2	420	—	(a)	—
Class R3 (b)	10	—		—
Service fees:
Class A	8,543	1,104		219
Class C	3,448	69		37
Class I (formerly Select Class)	13,798	124		736
Class R2	210	—	(a)	—
Class R3 (b)	10	—		—
Class R4 (b)	— (a)	—		—
Class R5	568	—	(a)	— (a)
Custodian and accounting fees	387	37		66
Interest expense to affiliates	—	—		— (a)
Professional fees	190	48		75
Trustees’ and Chief Compliance Officer’s fees	48	26		27
Printing and mailing costs	1,259	53		31
Registration and filing fees	379	83		122
Transfer agency fees (See Note 2.E.)	534	198		13
Sub-transfer agency fees (See Note 2.E.)	5,834	141		193
Other	237	15		12

Total expenses	120,614	5,714		3,179

Less fees waived	(2,457)	(320)		(489)
Less expense reimbursements	(99)	—	(a)	— (a)

Net expenses	118,058	5,394		2,690

Net investment income (loss)	241,554	6,531		4,860

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	138,214	21,022		(15,652)
Futures	—	—		983
Options written	—	—		4,680

Net realized gain (loss)	138,214	21,022		(9,989)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,463,818	49,974		53,258
Futures	—	—		(33)
Options Written	—	—		(14)

Change in net unrealized appreciation/depreciation	1,463,818	49,974		53,211

Net realized/unrealized gains (losses)	1,602,032	70,996		43,222

Change in net assets resulting from operations	$1,843,586	$77,527		$48,082

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$11	$4	$10
Dividend income from non-affiliates	108,210	16,738	218,803
Dividend income from affiliates	484	71	699

Total investment income	108,705	16,813	219,512

EXPENSES:
Investment advisory fees	63,701	3,471	52,042
Administration fees	10,421	710	10,641
Distribution fees:
Class A	8,652	378	3,593
Class C	3,877	216	2,373
Class R2	887	23	1,117
Class R3 (a)	— (b)	—	7
Service fees:
Class A	8,652	378	3,593
Class C	1,292	72	791
Class I (formerly Select Class)	10,298	176	2,858
Class L (formerly Institutional Class)	—	—	3,365
Class R2	443	12	559
Class R3 (a)	1	—	7
Class R4 (a)	— (b)	—	— (b)
Class R5	615	4	550
Custodian and accounting fees	315	49	415
Interest expense to affiliates	1	— (b)	—
Professional fees	322	55	329
Trustees’ and Chief Compliance Officer’s fees	43	27	97
Printing and mailing costs	1,134	53	1,025
Registration and filing fees	365	119	155
Transfer agency fees (See Note 2.E.)	597	59	359
Sub-transfer agency fees (See Note 2.E.)	8,039	87	5,080
Other	259	12	237

Total expenses	119,914	5,901	89,193

Less fees waived	(8,539)	(329)	(6,236)
Less expense reimbursements	(38)	(1)	(88)

Net expenses	111,337	5,571	82,869

Net investment income (loss)	(2,632)	11,242	136,643

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,090,043	104,157	1,261,249
Futures	—	—	12,803

Net realized gain (loss)	2,090,043	104,157	1,274,052

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	995,654	88,765	951,199
Futures	—	—	(1,361)

Change in net unrealized appreciation/depreciation	995,654	88,765	949,838

Net realized/unrealized gains (losses)	3,085,697	192,922	2,223,890

Change in net assets resulting from operations	$3,083,065	$204,164	$2,360,533

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund and U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,738	$131,676	$410	$(821)
Net realized gain (loss)	335,947	(592,021)	45,001	(9,188)
Change in net unrealized appreciation/depreciation	874,786	151,690	47,260	(1,272)

Change in net assets resulting from operations	1,328,471	(308,655)	92,671	(11,281)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,106)	(5,440)	—	—
From net realized gains	—	(25,328)	(609)	(551)
Return of Capital	(379)	—	—	—
Class C
From net realized gains	—	—	(157)	(123)
Class I (formerly Select Class)
From net investment income	(4,149)	(3,481)	—	—
From net realized gains	—	(12,537)	(644)	(615)
Return of Capital	(215)	—	—	—
Class L (formerly Institutional Class)
From net investment income	(13,394)	(11,148)	—	—
From net realized gains	—	(34,112)	—	—
Return of Capital	(677)	—	—	—
Class R5
From net realized gains	—	—	(2,695)	(2,408)
Class R6
From net investment income	(105,888)	(97,120)	—	—
From net realized gains	—	(271,746)	—	—
Return of Capital	(4,975)	—	—	—

Total distributions to shareholders	(135,783)	(460,912)	(4,105)	(3,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,007,733)	1,244,730	(96,496)	7,189

NET ASSETS:
Change in net assets	(815,045)	475,163	(7,930)	(7,789)
Beginning of period	8,221,578	7,746,415	329,407	337,196

End of period	$7,406,533	$8,221,578	$321,477	$329,407

Accumulated undistributed (distributions in excess of) net investment income	$(62)	$14,017	$143	$(147)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$321	$242	$241,554	$209,897
Net realized gain (loss)	11,379	(650)	138,214	15,204
Change in net unrealized appreciation/depreciation	20,067	2,777	1,463,818	316,575

Change in net assets resulting from operations	31,767	2,369	1,843,586	541,676

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	— (a)	(55,085)	(56,754)
From net realized gains	(25)	(47)	(21,407)	(23,970)
Class C
From net investment income	—	—	(17,029)	(17,909)
From net realized gains	(19)	(26)	(8,532)	(9,204)
Class I (formerly Select Class)
From net investment income	(370)	(122)	(100,491)	(89,550)
From net realized gains	(1,646)	(2,128)	(31,653)	(33,863)
Class R2
From net investment income	—	—	(1,197)	(1,091)
From net realized gains	—	—	(512)	(494)
Class R3 (b)
From net investment income	—	—	(81)	—
From net realized gains	—	—	— (a)	—
Class R4 (b)
From net investment income	—	—	(5)	—
From net realized gains	—	—	— (a)	—
Class R5
From net investment income	—	—	(18,214)	(12,835)
From net realized gains	—	—	(5,543)	(4,311)
Class R6
From net investment income	—	—	(49,266)	(31,307)
From net realized gains	—	—	(13,934)	(9,593)

Total distributions to shareholders	(2,061)	(2,323)	(322,949)	(290,881)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,649	55,939	1,365,954	1,562,346

NET ASSETS:
Change in net assets	47,355	55,985	2,886,591	1,813,141
Beginning of period	139,489	83,504	12,066,321	10,253,180

End of period	$186,844	$139,489	$14,952,912	$12,066,321

Accumulated undistributed (distributions in excess of) net investment income	$135	$185	$(82)	$1,930

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,531	$6,656	$4,860	$3,505
Net realized gain (loss)	21,022	20,039	(9,989)	(16,722)
Change in net unrealized appreciation/depreciation	49,974	(21,834)	53,211	14,782

Change in net assets resulting from operations	77,527	4,861	48,082	1,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,553)	(5,532)	(966)	(801)
From net realized gains	(21,085)	(23,586)	—	—
Class C
From net investment income	(261)	(248)	(102)	(53)
From net realized gains	(1,409)	(1,528)	—	—
Class I (formerly Select Class)
From net investment income	(757)	(547)	(4,137)	(2,096)
From net realized gains	(2,037)	(1,738)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R5
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	(1)	(1)	—	—
Class R6
From net investment income	(24)	— (a)	(12)	(1)
From net realized gains	(1)	(1)	—	—

Total distributions to shareholders	(31,129)	(33,182)	(5,217)	(2,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,487	20,822	480,228	38,895

NET ASSETS:
Change in net assets	51,885	(7,499)	523,093	37,509
Beginning of period	487,820	495,319	240,203	202,694

End of period	$539,705	$487,820	$763,296	$240,203

Accumulated undistributed (distributions in excess of) net investment income	$107	$251	$32	$476

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,632)	$(2,568)	$11,242	$11,011
Net realized gain (loss)	2,090,043	607,808	104,157	38,905
Change in net unrealized appreciation/depreciation	995,654	(1,558,068)	88,765	(67,018)

Change in net assets resulting from operations	3,083,065	(952,828)	204,164	(17,102)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,507)	(1,101)
From net realized gains	(325,496)	(204,092)	(5,231)	(10,979)
Class C
From net investment income	—	—	(170)	(116)
From net realized gains	(53,436)	(31,708)	(1,032)	(1,856)
Class I (formerly Select Class)
From net investment income	—	—	(950)	(1,784)
From net realized gains	(328,427)	(220,849)	(1,643)	(2,301)
Class R2
From net investment income	—	—	(33)	(29)
From net realized gains	(15,873)	(9,889)	(201)	(358)
Class R3 (a)
From net realized gains	(2)	—	—	—
Class R4 (a)
From net realized gains	(2)	—	—	—
Class R5
From net investment income	—	—	(98)	(36)
From net realized gains	(98,724)	(55,775)	(290)	(267)
Class R6
From net investment income	—	—	(8,323)	(7,550)
From net realized gains	(289,943)	(163,685)	(26,620)	(71,699)

Total distributions to shareholders	(1,111,903)	(685,998)	(46,098)	(98,076)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,398,594)	(300,688)	184,252	73,776

NET ASSETS:
Change in net assets	(1,427,432)	(1,939,514)	342,318	(41,402)
Beginning of period	13,704,136	15,643,650	709,946	751,348

End of period	$12,276,704	$13,704,136	$1,052,264	$709,946

Accumulated undistributed (distributions in excess of) net investment income	$(164)	$(159)	$374	$258

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$136,643	$143,232
Net realized gain (loss)	1,274,052	83,639
Change in net unrealized appreciation/depreciation	949,838	(349,454)

Change in net assets resulting from operations	2,360,533	(122,583)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,446)	(10,975)
From net realized gains	(51,421)	(69,017)
Class C
From net investment income	(888)	(885)
From net realized gains	(11,601)	(13,589)
Class I (formerly Select Class)
From net investment income	(10,661)	(12,647)
From net realized gains	(39,119)	(52,720)
Class L (formerly Institutional Class)
From net investment income	(35,018)	(46,200)
From net realized gains	(116,356)	(229,612)
Class R2
From net investment income	(1,117)	(1,056)
From net realized gains	(7,793)	(9,319)
Class R3 (a)
From net investment income	(52)	—
From net realized gains	(1)	—
Class R4 (a)
From net investment income	(2)	—
From net realized gains	(1)	—
Class R5
From net investment income	(9,792)	(9,323)
From net realized gains	(30,659)	(44,668)
Class R6
From net investment income	(66,331)	(50,265)
From net realized gains	(182,725)	(215,169)

Total distributions to shareholders	(573,983)	(765,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,956	658,512

NET ASSETS:
Change in net assets	1,914,506	(229,516)
Beginning of period	12,382,487	12,612,003

End of period	$14,296,993	$12,382,487

Accumulated undistributed (distributions in excess of) net investment income	$6,113	$7,505

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$94,963	$313,069	$14,963	$28,692
Distributions reinvested	6,471	30,719	604	538
Cost of shares redeemed	(249,037)	(274,502)	(25,052)	(12,209)

Change in net assets resulting from Class A capital transactions	$(147,603)	$69,286	$(9,485)	$17,021

Class C
Proceeds from shares issued	$—	$—	$3,462	$7,392
Distributions reinvested	—	—	140	101
Cost of shares redeemed	—	—	(5,320)	(3,617)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,718)	$3,876

Class I (formerly Select Class)
Proceeds from shares issued	$74,063	$117,175	$50,137	$41,622
Distributions reinvested	3,996	15,046	450	177
Cost of shares redeemed	(93,896)	(105,038)	(40,693)	(303,448)

Change in net assets resulting from Class I capital transactions	$(15,837)	$27,183	$9,894	$(261,649)

Class L (formerly Institutional Class)
Proceeds from shares issued	$142,337	$276,620	$—	$—
Distributions reinvested	11,155	34,689	—	—
Cost of shares redeemed	(270,260)	(208,445)	—	—

Change in net assets resulting from Class L capital transactions	$(116,768)	$102,864	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$— (a)	$258,080
Distributions reinvested	—	—	2,695	2,408
Cost of shares redeemed	—	—	(97,882)	(12,547)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(95,187)	$247,941

Class R6
Proceeds from shares issued	$709,194	$2,058,427	$—	$—
Distributions reinvested	110,853	368,866	—	—
Cost of shares redeemed	(2,547,572)	(1,381,896)	—	—

Change in net assets resulting from Class R6 capital transactions	$(1,727,525)	$1,045,397	$—	$—

Total change in net assets resulting from capital transactions	$(2,007,733)	$1,244,730	$(96,496)	$7,189

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	4,005	13,968	532	1,144
Reinvested	270	1,433	23	21
Redeemed	(10,536)	(12,641)	(919)	(500)

Change in Class A Shares	(6,261)	2,760	(364)	665

Class C
Issued	—	—	131	309
Reinvested	—	—	5	4
Redeemed	—	—	(202)	(155)

Change in Class C Shares	—	—	(66)	158

Class I (formerly Select Class)
Issued	3,033	5,191	1,795	1,705
Reinvested	164	696	17	7
Redeemed	(3,949)	(4,782)	(1,425)	(11,388)

Change in Class I Shares	(752)	1,105	387	(9,676)

Class L (formerly Institutional Class)
Issued	5,950	12,447	—	—
Reinvested	460	1,607	—	—
Redeemed	(11,410)	(9,387)	—	—

Change in Class L Shares	(5,000)	4,667	—	—

Class R5
Issued	—	—	—	9,397
Reinvested	—	—	99	91
Redeemed	—	—	(3,281)	(460)

Change in Class R5 Shares	—	—	(3,182)	9,028

Class R6
Issued	30,002	92,272	—	—
Reinvested	4,586	17,086	—	—
Redeemed	(108,600)	(63,085)	—	—

Change in Class R6 Shares	(74,012)	46,273	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,075	$1,283	$894,583	$1,145,689
Distributions reinvested	26	47	72,244	76,806
Cost of shares redeemed	(1,176)	(756)	(1,551,451)	(929,480)

Change in net assets resulting from Class A capital transactions	$925	$574	$(584,624)	$293,015

Class C
Proceeds from shares issued	$2,311	$770	$285,012	$342,449
Distributions reinvested	19	26	21,767	22,526
Cost of shares redeemed	(668)	(358)	(377,726)	(243,691)

Change in net assets resulting from Class C capital transactions	$1,662	$438	$(70,947)	$121,284

Class I (formerly Select Class)
Proceeds from shares issued	$77,581	$84,242	$2,752,194	$1,604,186
Distributions reinvested	500	118	91,463	80,801
Cost of shares redeemed	(63,019)	(29,433)	(1,583,974)	(1,736,883)

Change in net assets resulting from Class I capital transactions	$15,062	$54,927	$1,259,683	$(51,896)

Class R2
Proceeds from shares issued	$—	$—	$25,628	$33,036
Distributions reinvested	—	—	1,465	1,417
Cost of shares redeemed	—	—	(26,181)	(15,534)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$912	$18,919

Class R3 (a)
Proceeds from shares issued	$—	$—	$25,864	$—
Distributions reinvested	—	—	81	—
Cost of shares redeemed	—	—	(1,061)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$24,884	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$1,348	$—
Distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(22)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,331	$—

Class R5
Proceeds from shares issued	$—	$—	$335,193	$412,223
Distributions reinvested	—	—	20,248	13,452
Cost of shares redeemed	—	—	(265,692)	(240,758)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$89,749	$184,917

Class R6
Proceeds from shares issued	$—	$—	$944,610	$1,204,396
Distributions reinvested	—	—	58,534	37,570
Cost of shares redeemed	—	—	(358,178)	(245,859)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$644,966	$996,107

Total change in net assets resulting from capital transactions	$17,649	$55,939	$1,365,954	$1,562,346

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	77	53	60,548	85,185
Reinvested	1	2	4,819	5,747
Redeemed	(44)	(32)	(103,227)	(69,349)

Change in Class A Shares	34	23	(37,860)	21,583

Class C
Issued	87	33	19,503	25,820
Reinvested	1	1	1,474	1,712
Redeemed	(25)	(15)	(25,612)	(18,409)

Change in Class C Shares	63	19	(4,635)	9,123

Class I (formerly Select Class)
Issued	2,794	3,648	180,530	117,769
Reinvested	18	5	5,980	5,955
Redeemed	(2,369)	(1,210)	(104,537)	(126,901)

Change in Class I Shares	443	2,443	81,973	(3,177)

Class R2
Issued	—	—	1,732	2,472
Reinvested	—	—	98	106
Redeemed	—	—	(1,759)	(1,164)

Change in Class R2 Shares	—	—	71	1,414

Class R3 (a)
Issued	—	—	1,673	—
Reinvested	—	—	5	—
Redeemed	—	—	(68)	—

Change in Class R3 Shares	—	—	1,610	—

Class R4 (a)
Issued	—	—	85	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	(1)	—

Change in Class R4 Shares	—	—	84	—

Class R5
Issued	—	—	22,474	30,176
Reinvested	—	—	1,327	990
Redeemed	—	—	(17,279)	(17,661)

Change in Class R5 Shares	—	—	6,522	13,505

Class R6
Issued	—	—	62,362	88,149
Reinvested	—	—	3,831	2,760
Redeemed	—	—	(23,492)	(18,113)

Change in Class R6 Shares	—	—	42,701	72,796

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,975	$60,769	$108,278	$53,101
Distributions reinvested	25,772	28,009	963	801
Cost of shares redeemed	(69,807)	(76,067)	(56,579)	(74,383)

Change in net assets resulting from Class A capital transactions	$(17,060)	$12,711	$52,662	$(20,481)

Class C
Proceeds from shares issued	$7,478	$6,659	$21,214	$7,643
Distributions reinvested	1,487	1,582	102	52
Cost of shares redeemed	(8,463)	(5,693)	(3,586)	(1,302)

Change in net assets resulting from Class C capital transactions	$502	$2,548	$17,730	$6,393

Class I (formerly Select Class)
Proceeds from shares issued	$29,950	$15,091	$479,420	$166,370
Distributions reinvested	2,468	1,957	4,026	2,047
Cost of shares redeemed	(12,449)	(11,548)	(76,819)	(114,645)

Change in net assets resulting from Class I capital transactions	$19,969	$5,500	$406,627	$53,772

Class R2
Proceeds from shares issued	$— (a)	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$13	$20	$11	$7
Distributions reinvested	1	1	— (a)	— (a)
Cost of shares redeemed	(1)	—	(2)	(426)

Change in net assets resulting from Class R5 capital transactions	$13	$21	$9	$(419)

Class R6
Proceeds from shares issued	$2,071	$20	$3,711	$53
Distributions reinvested	25	1	12	1
Cost of shares redeemed	(34)	—	(523)	(424)

Change in net assets resulting from Class R6 capital transactions	$2,062	$21	$3,200	$(370)

Total change in net assets resulting from capital transactions	$5,487	$20,822	$480,228	$38,895

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Growth and Income Fund			Hedged Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	593	1,429		6,104	3,349
Reinvested	563	676		55	51
Redeemed	(1,532)	(1,790)		(3,224)	(4,647)

Change in Class A Shares	(376)	315		2,935	(1,247)

Class C
Issued	180	170		1,195	482
Reinvested	36	42		6	3
Redeemed	(205)	(147)		(205)	(82)

Change in Class C Shares	11	65		996	403

Class I (formerly Select Class)
Issued	619	345		27,070	10,436
Reinvested	51	45		227	130
Redeemed	(261)	(256)		(4,393)	(7,186)

Change in Class I Shares	409	134		22,904	3,380

Class R2
Issued	—	1		—	—
Reinvested	— (a)	—	(a)	—	—
Redeemed	—	—		—	—

Change in Class R2 Shares	— (a)	1		—	—

Class R5
Issued	1	—	(a)	1	— (a)
Reinvested	— (a)	—	(a)	— (a)	— (a)
Redeemed	— (a)	—		— (a)	(26)

Change in Class R5 Shares	1	—	(a)	1	(26)

Class R6
Issued	43	—	(a)	203	4
Reinvested	1	—	(a)	1	— (a)
Redeemed	(1)	—		(29)	(26)

Change in Class R6 Shares	43	—	(a)	175	(22)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$643,833	$1,281,024	$168,247	$24,457
Distributions reinvested	303,623	190,608	6,462	11,625
Cost of shares redeemed	(3,220,124)	(1,392,513)	(78,987)	(17,824)

Change in net assets resulting from Class A capital transactions	$(2,272,668)	$79,119	$95,722	$18,258

Class C
Proceeds from shares issued	$42,768	$142,471	$33,013	$7,145
Distributions reinvested	38,865	22,387	1,034	1,705
Cost of shares redeemed	(220,512)	(130,104)	(7,339)	(3,753)

Change in net assets resulting from Class C capital transactions	$(138,879)	$34,754	$26,708	$5,097

Class I (formerly Select Class)
Proceeds from shares issued	$1,980,767	$1,153,454	$161,424	$24,717
Distributions reinvested	250,389	160,552	2,254	3,536
Cost of shares redeemed	(2,307,254)	(2,160,320)	(32,884)	(636,434)

Change in net assets resulting from Class I capital transactions	$(76,098)	$(846,314)	$130,794	$(608,181)

Class R2
Proceeds from shares issued	$52,791	$67,268	$3,523	$3,183
Distributions reinvested	11,527	7,704	138	237
Cost of shares redeemed	(135,753)	(100,569)	(1,186)	(608)

Change in net assets resulting from Class R2 capital transactions	$(71,435)	$(25,597)	$2,475	$2,812

Class R3 (a)
Proceeds from shares issued	$977	$—	$—	$—
Distributions reinvested	2	—	—	—
Cost of shares redeemed	(43)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$936	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$429	$—	$—	$—
Distributions reinvested	2	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$431	$—	$—	$—

Class R5
Proceeds from shares issued	$143,031	$514,798	$6,133	$3,673
Distributions reinvested	94,629	52,449	376	160
Cost of shares redeemed	(790,295)	(607,179)	(1,640)	(3,493)

Change in net assets resulting from Class R5 capital transactions	$(552,635)	$(39,932)	$4,869	$340

Class R6
Proceeds from shares issued	$678,429	$1,387,654	$31,638	$617,794
Distributions reinvested	283,753	156,166	34,941	79,246
Cost of shares redeemed	(1,250,428)	(1,046,538)	(142,895)	(41,590)

Change in net assets resulting from Class R6 capital transactions	$(288,246)	$497,282	$(76,316)	$655,450

Total change in net assets resulting from capital transactions	$(3,398,594)	$(300,688)	$184,252	$73,776

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	18,686	37,172	11,164	1,832
Reinvested	9,494	5,482	436	924
Redeemed	(92,834)	(40,416)	(5,292)	(1,372)

Change in Class A Shares	(64,654)	2,238	6,308	1,384

Class C
Issued	1,492	4,722	2,276	563
Reinvested	1,450	751	72	140
Redeemed	(7,549)	(4,450)	(518)	(297)

Change in Class C Shares	(4,607)	1,023	1,830	406

Class I (formerly Select Class)
Issued	56,465	33,270	10,803	1,852
Reinvested	7,786	4,602	153	277
Redeemed	(66,016)	(61,477)	(2,226)	(43,139)

Change in Class I Shares	(1,765)	(23,605)	8,730	(41,010)

Class R2
Issued	1,560	1,959	240	228
Reinvested	368	226	9	19
Redeemed	(3,925)	(2,918)	(83)	(45)

Change in Class R2 Shares	(1,997)	(733)	166	202

Class R3 (a)
Issued	27	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	(1)	—	—	—

Change in Class R3 Shares	26	—	—	—

Class R4 (a)
Issued	11	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R4 Shares	11	—	—	—

Class R5
Issued	4,034	14,389	422	285
Reinvested	2,903	1,488	26	13
Redeemed	(22,615)	(17,156)	(112)	(267)

Change in Class R5 Shares	(15,678)	(1,279)	336	31

Class R6
Issued	19,262	38,341	2,234	41,745
Reinvested	8,668	4,416	2,394	6,381
Redeemed	(35,193)	(29,799)	(9,711)	(3,365)

Change in Class R6 Shares	(7,263)	12,958	(5,083)	44,761

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$312,657	$469,469
Distributions reinvested	55,357	70,720
Cost of shares redeemed	(642,220)	(397,193)

Change in net assets resulting from Class A capital transactions	$(274,206)	$142,996

Class C
Proceeds from shares issued	$72,492	$102,150
Distributions reinvested	11,726	13,355
Cost of shares redeemed	(103,605)	(56,529)

Change in net assets resulting from Class C capital transactions	$(19,387)	$58,976

Class I (formerly Select Class)
Proceeds from shares issued	$400,093	$368,200
Distributions reinvested	44,148	57,766
Cost of shares redeemed	(376,782)	(1,677,242)

Change in net assets resulting from Class I capital transactions	$67,459	$(1,251,276)

Class L (formerly Institutional Class)
Proceeds from shares issued	$711,757	$985,884
Distributions reinvested	128,744	243,871
Cost of shares redeemed	(1,626,435)	(2,103,943)

Change in net assets resulting from Class L capital transactions	$(785,934)	$(874,188)

Class R2
Proceeds from shares issued	$74,181	$72,587
Distributions reinvested	8,162	9,669
Cost of shares redeemed	(57,260)	(42,951)

Change in net assets resulting from Class R2 capital transactions	$25,083	$39,305

Class R3 (a)
Proceeds from shares issued	$25,371	$—
Distributions reinvested	52	—
Cost of shares redeemed	(546)	—

Change in net assets resulting from Class R3 capital transactions	$24,877	$—

Class R4 (a)
Proceeds from shares issued	$1,027	$—
Distributions reinvested	3	—
Cost of shares redeemed	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$1,030	$—

Class R5
Proceeds from shares issued	$135,617	$610,125
Distributions reinvested	36,284	48,938
Cost of shares redeemed	(313,018)	(195,954)

Change in net assets resulting from Class R5 capital transactions	$(141,117)	$463,109

Class R6
Proceeds from shares issued	$1,524,765	$2,370,357
Distributions reinvested	247,230	263,145
Cost of shares redeemed	(541,844)	(553,912)

Change in net assets resulting from Class R6 capital transactions	$1,230,151	$2,079,590

Total change in net assets resulting from capital transactions	$127,956	$658,512

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	U.S. Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	20,933	33,923
Reinvested	3,752	5,214
Redeemed	(43,000)	(28,824)

Change in Class A Shares	(18,315)	10,313

Class C
Issued	4,975	7,574
Reinvested	820	1,010
Redeemed	(7,063)	(4,215)

Change in Class C Shares	(1,268)	4,369

Class I (formerly Select Class)
Issued	26,126	26,575
Reinvested	2,981	4,256
Redeemed	(25,112)	(114,285)

Change in Class I Shares	3,995	(83,454)

Class L (formerly Institutional Class)
Issued	47,022	71,431
Reinvested	8,680	17,924
Redeemed	(110,101)	(154,416)

Change in Class L Shares	(54,399)	(65,061)

Class R2
Issued	4,921	5,242
Reinvested	558	718
Redeemed	(3,877)	(3,104)

Change in Class R2 Shares	1,602	2,856

Class R3 (a)
Issued	1,621	—
Reinvested	3	—
Redeemed	(34)	—

Change in Class R3 Shares	1,590	—

Class R4 (a)
Issued	65	—
Reinvested	— (b)	—
Redeemed	— (b)	—

Change in Class R4 Shares	65	—

Class R5
Issued	9,015	42,836
Reinvested	2,445	3,593
Redeemed	(21,230)	(14,029)

Change in Class R5 Shares	(9,770)	32,400

Class R6
Issued	100,747	164,015
Reinvested	16,605	19,299
Redeemed	(36,062)	(40,193)

Change in Class R6 Shares	81,290	143,121

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of Capital	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2017	$21.74	$0.28	$3.72	$4.00	$(0.32)	$—	$(0.02)	$(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	—	(0.91)

Class I (formerly Select Class)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	—	(0.95)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	—	(0.97)

Class R6
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	—	(0.99)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.40	18.52%	$422,719	0.69%	1.19%	0.96%	40%
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178

25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178

25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178

25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Year Ended June 30, 2017	$24.13	$(0.05)		$7.32	$7.27	$(0.32)
Year Ended June 30, 2016	25.34	(0.12)		(0.82)	(0.94)	(0.27)
Year Ended June 30, 2015	23.95	(0.14)		1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(d)(e)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)	3.10	3.05	—

Class C
Year Ended June 30, 2017	23.10	(0.19)		7.00	6.81	(0.32)
Year Ended June 30, 2016	24.39	(0.24)		(0.78)	(1.02)	(0.27)
Year Ended June 30, 2015	23.19	(0.26)		1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(d)(e)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)	3.03	2.89	—

Class I (formerly Select Class)
Year Ended June 30, 2017	24.66	0.02		7.50	7.52	(0.32)
Year Ended June 30, 2016	25.83	(0.10)		(0.80)	(0.90)	(0.27)
Year Ended June 30, 2015	24.34	(0.08)		1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(d)(e)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)	3.16	3.13	—

Class R5
Year Ended June 30, 2017	25.09	0.07		7.64	7.71	(0.32)
Year Ended June 30, 2016	26.22	0.01		(0.87)	(0.86)	(0.27)
Year Ended June 30, 2015	24.65	(0.04)		1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(d)(e)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)	3.17	3.20	—

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.09) and $(0.05) for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.40)% and (0.23)% for Class A, Class C, Class I and Class R5 shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.08) and $(0.03) for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.45)% and (0.15)% for Class A, Class C, Class I and Class R5 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$31.08	30.39%	$57,378	1.16%	(0.20)%		1.38%	40%
24.13	(3.77)	53,334	1.19	(0.50)		1.43	61
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(d)(e)	1.25	55
18.94	19.19	126	1.25	(0.30	)(f)	1.42	82

29.59	29.75	13,532	1.66	(0.71)		1.83	40
23.10	(4.24)	12,077	1.69	(0.99)		1.86	61
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(d)(e)	1.75	55
18.43	18.60	123	1.74	(0.80	)(f)	1.92	82

31.86	30.75	60,616	0.91	0.07		1.05	40
24.66	(3.54)	37,396	0.94	(0.37)		1.00	61
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(d)(e)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(f)	1.14	82

32.48	30.99	189,951	0.71	0.25		0.81	40
25.09	(3.33)	226,600	0.74	0.03		0.79	61
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(d)(e)	0.84	55
19.42	19.73	32	0.80	0.15	(f)	0.97	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2017	$23.73	$(0.01	)(c)	$5.70		$5.69	$(0.01)	$(0.32)	$(0.33)
Year Ended June 30, 2016	24.78	(0.01	)(c)	(0.38	)(d)	(0.39)	— (e)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(c)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(c)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—

Class C
Year Ended June 30, 2017	23.18	(0.14	)(c)	5.56		5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13	)(c)	(0.37	)(d)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(c)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(c)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—

Class I (formerly Select Class)
Year Ended June 30, 2017	23.92	0.06	(c)	5.75		5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(c)	(0.39	)(d)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(c)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(c)	4.87		4.91	— (e)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(e)	Amount rounds to less than $0.005.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$29.09	24.09%	$3,362	1.17%		(0.02)%		1.37%		84%
23.73	(1.60)	1,937	1.24		(0.03)		1.55		45
24.78	5.98	1,452	1.24		(0.07)		1.42		52
23.56	25.43	423	1.24		(0.10)		2.11		76
19.18	21.47	64	1.25	(f)	(0.13	)(f)	3.75	(f)	61

28.28	23.49	3,331	1.66		(0.51)		1.86		84
23.18	(2.10)	1,268	1.74		(0.54)		1.96		45
24.34	5.44	873	1.74		(0.54)		1.93		52
23.24	24.86	133	1.74		(0.67)		2.82		76
19.01	20.85	63	1.75	(f)	(0.63	)(f)	4.25	(f)	61

29.34	24.43	180,151	0.92		0.23		1.10		84
23.92	(1.37)	136,284	0.99		0.24		1.11		45
24.95	6.26	81,179	0.99		0.15		1.12		52
23.67	25.75	72,064	0.99		0.19		1.51		76
19.22	21.77	3,730	1.00	(f)	0.12	(f)	3.51	(f)	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2017	$14.01	$0.24	(e)	$1.75	$1.99	$(0.24)	$(0.09)	$(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(e)(f)	1.84	2.08	(0.23)	(0.07)	(0.30)

Class C
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(e)(f)	1.83	2.01	(0.19)	(0.07)	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(e)(f)	1.86	2.13	(0.25)	(0.07)	(0.32)

Class R2
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(e)(f)	1.84	2.05	(0.21)	(0.07)	(0.28)

Class R3
September 9, 2016 (g) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
September 9, 2016 (g) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.27)	(0.07)	(0.34)

Class R6
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.28)	(0.07)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.24, $0.18, $0.27 and $0.26 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 2.23%, 1.67%, 2.44% and 2.38% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.67	14.34%	$3,176,361	1.04%	1.59%		1.08%	14%
14.01	4.45	3,370,383	1.04	1.83		1.11	20
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(f)	1.08	34

15.41	13.74	1,385,115	1.54	1.09		1.55	14
13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(f)	1.58	34

15.92	14.57	6,542,906	0.78	1.84		0.79	14
14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(f)	0.83	34

15.62	14.08	87,437	1.29	1.34		1.39	14
13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(f)	1.34	34

15.66	13.62	25,209	1.03	1.55		1.05	14

15.92	13.85	1,340	0.78	2.28		0.83	14

15.93	14.84	912,746	0.58	2.05		0.63	14
14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(f)	0.63	34

15.92	14.95	2,821,798	0.50	2.13		0.50	14
14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(f)	0.59	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2017	$42.75	$0.57	$6.31	$6.88	$(0.57)	$(2.21)	$(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)

Class C
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)

Class I (formerly Select Class)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)

Class R2
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R5
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$46.85	16.34%	$445,078	1.03%	1.26%	1.10%	28%
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35

42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35

49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35

47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Year Ended June 30, 2017	$16.23	$0.19	(e)	$2.01	$2.20	$(0.19)	$—	$(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I (formerly Select Class)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.24	13.60%	$133,789	0.84%		1.06%		1.05%		31%
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Year Ended June 30, 2017	$32.93	$(0.07)		$8.51	$8.44	$—	$(3.14)	$(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)	2.37	2.45	(0.08)	—	(0.08)

Class C
Year Ended June 30, 2017	28.15	(0.20)		7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)	2.07	2.03	(0.03)	—	(0.03)

Class I (formerly Select Class)
Year Ended June 30, 2017	33.08	(0.02)		8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)	2.37	2.49	(0.11)	—	(0.11)

Class R2
Year Ended June 30, 2017	32.31	(0.16)		8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)	2.36	2.37	(0.07)	—	(0.07)

Class R3
September 9, 2016 (g) through June 30, 2017	33.97	(0.06)		7.62	7.56	—	(3.14)	(3.14)

Class R4
September 9, 2016 (g) through June 30, 2017	33.97	0.04		7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2017	33.46	0.05		8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)	2.38	2.55	(0.17)	—	(0.17)

Class R6
Year Ended June 30, 2017	33.58	0.09		8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)	2.39	2.57	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $0.07, $(0.04), $0.12 and $0.13 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, 0.28%, (0.17)%, 0.47% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.23	27.50%	$2,462,957	1.05%	(0.19)%		1.25%	22%
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(f)	1.19	47

31.95	26.79	487,702	1.55	(0.69)		1.67	22
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(f)	1.69	47

38.47	27.65	4,771,428	0.89	(0.05)		0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(f)	0.94	47

37.33	27.14	147,902	1.31	(0.46)		1.47	22
32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(f)	1.45	47

38.39	24.05	992	1.12	(0.20)		1.20	22

38.47	24.31	440	0.89	0.12		1.07	22

39.04	27.92	799,190	0.70	0.15		0.72	22
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(f)	0.75	47

39.23	28.03	3,606,093	0.60	0.25		0.60	22
33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(f)	0.70	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2017	$12.71	$0.15	$3.42	$3.57	$(0.14)	$(0.66)	$(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)

Class C
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)

Class I (formerly Select Class)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)

Class R5
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)

Class R6
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.48	28.47%	$215,017	0.92%	1.01%	1.08%	145%
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119

14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119

15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119

15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119

15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119

15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2017	$13.76	$0.11	(e)	$2.57	$2.68	$(0.11)	$(0.53)	$(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(e)	2.31	2.44	(0.13)	(0.24)	(0.37)

Class C
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(e)	2.26	2.32	(0.07)	(0.24)	(0.31)

Class I (formerly Select Class)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(e)	2.30	2.45	(0.15)	(0.24)	(0.39)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(e)	2.31	2.47	(0.16)	(0.24)	(0.40)

Class R2
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(e)	2.29	2.39	(0.10)	(0.24)	(0.34)

Class R3
September 9, 2016(f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
September 9, 2016(f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

Class R6
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.80	19.86%	$1,371,821	0.94%	0.75%	1.10%	86%
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88

15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88

15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88

15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88

15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88

15.76	16.83	25,050	1.00	0.67	1.03	86

15.82	16.99	1,030	0.75	1.03	0.81	86

15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88

15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class I^, Class L^^ and Class R6	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class I^ and Class R5	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Class I^	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class I^, Class R2, Class R3**, Class R4**, Class R5 and Class R6	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class I^, Class R5 and Class R6	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class I^, Class R2, Class R5 and Class R6	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class I^, Class L^^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
^^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis for Disciplined Equity Fund and U.S. Equity Fund.
*	Class R3 and Class R4 commenced operations on September 9, 2016 for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.
**	Class R3 and Class R4 commenced operations on July 31, 2017 for Growth and Income Fund.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,419,990	$5,284	$—	$7,425,274

Depreciation in Other Financial Instruments
Futures Contracts	$(236)	$—	$—	$(236)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$321,806	$—	$—	$321,806

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$186,156	$—	$—		$186,156

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$14,936,782	$—	$—		$14,936,782

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$539,975	$—	$—		$539,975

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$794,894	$164	$—		$795,058

Depreciation in Other Financial Instruments
Futures Contracts	$(11)	$—	$—		$(11)
Options Written
Call Option Written	(4,886)	—	—		(4,886)
Put Option Written	(1,174)	—	—		(1,174)

Total Depreciation in Other Financial Instruments	$(6,071)	$—	$—		$(6,071)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$12,326,105	$—	$—		$12,326,105

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,045,709	$—	$—	(d)	$1,045,709

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$14,269,183	$—	$—	(d)	$14,269,183

Depreciation in Other Financial Instruments
Futures Contracts	$(253)	$—	$—		$(253)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than 500.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$108,304	$7,173	$84,561
Ending Notional Balance Long	95,383	11,378	82,069

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended June 30, 2017 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Hedged Equity Fund
Options outstanding at June 30, 2016	2,282	$3,838
Options written	21,455	22,669
Options expired	(10,950)	(7,016)
Options closed	(6,441)	(13,481)

Options outstanding at June 30, 2017	6,346	$6,010

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

The table below discloses the volume of the Fund’s’ options contracts activity during the year ended June 30, 2017:

Exchange-Traded Options:
Average Number of Contracts Purchased	1,765
Average Number of Contracts Written	3,531
Ending Number of Contracts Purchased	3,173
Ending Number of Contracts Written	6,346

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Disciplined Equity Fund
Transfer agency fees	$31	n/a		$9	$14	n/a	n/a	n/a	n/a	$53	$107
Sub-transfer agency fees	499	n/a		259	337	n/a	n/a	n/a	n/a	—	1,095
Dynamic Growth Fund
Transfer agency fees	4	$1		4	n/a	n/a	n/a	n/a	$—	n/a	9
Sub-transfer agency fees	69	9		25	n/a	n/a	n/a	n/a	—	n/a	103
Equity Focus Fund
Transfer agency fees	1	—	(a)	3	n/a	n/a	n/a	n/a	n/a	n/a	4
Sub-transfer agency fees	1	1		46	n/a	n/a	n/a	n/a	n/a	n/a	48

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Income Fund
Transfer agency fees	$332	$70	$66	n/a	$13		$2		$—	(a)	$14		$37		$534
Sub-transfer agency fees	2,475	677	2,004	n/a	106		—	(a)	—		572		—		5,834
Growth and Income Fund
Transfer agency fees	188	4	6	n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	198
Sub-transfer agency fees	110	12	19	n/a	—		n/a		n/a		—	(a)	—		141
Hedged Equity Fund
Transfer agency fees	2	2	9	n/a	n/a		n/a		n/a		—	(a)	—	(a)	13
Sub-transfer agency fees	110	4	79	n/a	n/a		n/a		n/a		—	(a)	—		193
Large Cap Growth Fund
Transfer agency fees	431	28	59	n/a	13		—	(a)	—	(a)	20		46		597
Sub-transfer agency fees	4,683	333	2,175	n/a	202		—		—		646		—		8,039
Large Cap Value Fund
Transfer agency fees	49	5	2	n/a	2		n/a		n/a		1		—		59
Sub-transfer agency fees	48	11	20	n/a	6		n/a		n/a		2		—		87
U.S. Equity Fund
Transfer agency fees	111	17	33	$134	6		—	(a)	—	(a)	12		46		359
Sub-transfer agency fees	1,351	157	639	2,130	326		1		—		476		—		5,080

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund, Large Cap Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined Equity Fund	$—		$(2,280)	$2,280
Dynamic Growth Fund	3,146		(120)	(3,026)
Equity Income Fund	—	(a)	(2,198)	2,198
Growth and Income Fund	—	(a)	(80)	80
Hedged Equity Fund	—	(a)	(87)	87
Large Cap Growth Fund	276,198		2,627	(278,825)
Large Cap Value Fund	—	(a)	(45)	45
U.S. Equity Fund	—	(a)	(3,728)	3,728

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to tax equalization and non-taxable dividends.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.60	*
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee was 0.65% for the Equity Focus Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a	n/a
Equity Focus Fund	0.25	0.75	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$10	$—
Dynamic Growth Fund	25	—	(a)
Equity Focus Fund	4	—
Equity Income Fund	780	5
Growth and Income Fund	30	—	(a)
Hedged Equity Fund	32	—	(a)
Large Cap Growth Fund	166	5
Large Cap Value Fund	37	—	(a)
U.S. Equity Fund	146	3

(a)	Amount rounds to less than 500.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5*
Disciplined Equity Fund	0.25%	n/a	0.25%	0.10%	n/a	n/a	n/a	n/a
Dynamic Growth Fund	0.25	0.25%	0.25	n/a	n/a	n/a	n/a	0.10%
Equity Focus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Disciplined Equity Fund*	0.60%	n/a	0.35%	0.45%	n/a		n/a	n/a	n/a	0.25%
Dynamic Growth Fund**	1.15	1.65%	0.90	n/a	n/a		n/a	n/a	0.70%	n/a
Equity Focus Fund***	1.15	1.65	0.90	n/a	n/a		n/a	n/a	n/a	n/a
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%		1.04%	0.79%	0.59	0.54
Growth and Income Fund	1.04	1.54	0.79	n/a	1.29		n/a	n/a	0.59	0.54
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a		n/a	n/a	0.40	0.35
Large Cap Growth Fund	1.05	1.55	0.90	n/a	1.40	****	1.15	0.90	0.70	0.65
Large Cap Value Fund	0.93	1.45	0.80	n/a	1.30	****	n/a	n/a	0.60	0.55
U.S. Equity Fund	0.94	1.44	0.76	0.61	1.26	****	1.01	0.76	0.56	0.51

*	Prior to November 1, 2016, the contractual expense limitation for Disciplined Equity Fund was 0.85%, 0.60%, 0.45% and 0.35% for Class A, Class I, Class L and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
**	Prior to November 1, 2016, the contractual expense limitation for Dynamic Growth Fund was 1.19%, 1.69%, 0.94% and 0.74% for Class A, Class C, Class I and Class R5 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
***	Prior to November 1, 2016, the contractual expense limitation for Equity Focus Fund was 1.25%, 1.75% and 1.00% for Class A, Class C and Class I Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
****	The contractual expense percentages in the table above are in place until at least October 31, 2018. For Class R2 Shares of Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.30%, 1.20% and 1.19% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016, the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares of these Funds exceeded 1.30%, 1.20% and 1.19%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Disciplined Equity Fund	$2,802	$1,867	$1,459	$6,128	$184
Dynamic Growth Fund	172	114	135	421	—
Equity Focus Fund	151	83	22	256	—
Equity Income Fund	14	—	1,844	1,858	99
Growth and Income Fund	55	37	210	302	—	(a)
Hedged Equity Fund	191	127	154	472	—	(a)
Large Cap Growth Fund	17	—	8,307	8,324	38
Large Cap Value Fund	17	11	270	298	1
U.S. Equity Fund	15	—	5,944	5,959	88

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2017 were as follows (amounts in thousands):

Disciplined Equity Fund	$174
Dynamic Growth Fund	8
Equity Focus Fund	9
Equity Income Fund	599
Growth and Income Fund	18
Hedged Equity Fund	17
Large Cap Growth Fund	215
Large Cap Value Fund	31
U.S. Equity Fund	277

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Disciplined Equity Fund, Dynamic Growth Fund, Hedged Equity Fund, Large Cap Growth Fund and U.S. Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Dynamic Growth Fund	—	(a)
Equity Focus Fund	—	(a)
Equity Income Fund	1
Hedged Equity Fund	—	(a)
Large Cap Growth Fund	1
Large Cap Value Fund	—	(a)
U.S. Equity Fund	1

(a)	Amount rounds to less than 500.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$3,000,839	$4,991,048
Dynamic Growth Fund	131,509	230,486
Equity Focus Fund	135,930	121,576
Equity Income Fund	3,539,089	1,817,890
Growth and Income Fund	143,552	162,462
Hedged Equity Fund	589,104	123,554
Large Cap Growth Fund	2,733,803	7,324,313
Large Cap Value Fund	1,393,044	1,239,301
U.S. Equity Fund	11,008,183	11,299,738

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$5,873,906	$1,675,055	$123,687	$1,551,368
Dynamic Growth Fund	206,713	115,410	317	115,093
Equity Focus Fund	156,488	32,981	3,313	29,668
Equity Income Fund	11,486,323	3,749,265	298,806	3,450,459
Growth and Income Fund	362,024	188,320	10,369	177,951
Hedged Equity Fund	726,062	81,939	12,943	68,996
Large Cap Growth Fund	7,217,319	5,140,791	32,005	5,108,786
Large Cap Value Fund	924,512	139,289	18,092	121,197
U.S. Equity Fund	10,663,720	3,737,217	131,754	3,605,463

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distribution Paid
Disciplined Equity Fund	$129,537	$—	$6,246	$135,783
Dynamic Growth Fund	—	4,105	—	4,105
Equity Focus Fund	848	1,213	—	2,061
Equity Income Fund	256,770	66,179	—	322,949
Growth and Income Fund	7,975	23,154	—	31,129
Hedged Equity Fund	5,217	—	—	5,217
Large Cap Growth Fund	—	1,111,903	—	1,111,903
Large Cap Value Fund	19,124	26,974	—	46,098
U.S. Equity Fund	134,307	439,676	—	573,983

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$306,286	$154,626	$460,912
Dynamic Growth Fund	—	3,697	3,697
Equity Focus Fund	772	1,551	2,323
Equity Income Fund	209,446	81,435	290,881
Growth and Income Fund	8,227	24,955	33,182
Hedged Equity Fund	2,951	—	2,951
Large Cap Growth Fund	—	685,998	685,998
Large Cap Value Fund	32,026	66,050	98,076
U.S. Equity Fund	216,055	549,390	765,445

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$—	$—	$(218,314)	$1,551,368
Dynamic Growth Fund	309	25,990	—	115,093
Equity Focus Fund	2,756	6,552	—	29,668
Equity Income Fund	24,865	39,130	—	3,450,459
Growth and Income Fund	857	9,239	—	177,951
Hedged Equity Fund	37	—	(12,203)	68,996
Large Cap Growth Fund	82,304	1,154,741	—	5,108,786
Large Cap Value Fund	70,286	20,469	—	121,197
U.S. Equity Fund	75,575	716,473	—	3,605,463

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and non-taxable dividends.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2017, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment Net Capital Loss
	Short-Term	Long-Term
Disciplined Equity Fund	$218,314	$—
Hedged Equity Fund	4,412	7,791

During the year ended June 30, 2017, the following Fund utilized post-enactment capital loss carryforwards as follows (amount in thousands):

Hedged Equity Fund	$992

During the year ended June 30, 2017, the following Fund utilized pre-enactment capital loss carryforwards as follows (amount in thousands):

Large Cap Value Fund	$1,637

Late year ordinary losses incurred after December 31 as well as net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 net capital losses and late year ordinary losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term	Late Year Ordinary Loss
Dynamic Growth Fund	$—	$—	$157
Hedged Equity Fund	3,511	6,707	—

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017. Average borrowings from the Facility for the year ended June 30, 2017, were as follows (amounts in thousands).

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Growth Fund	$2,947	1.21%	1	$—	(a)
Large Cap Growth Fund	11,849	1.15	5	1

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2017. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Focus Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	62.8%
Dynamic Growth Fund	n/a	59.1%	n/a
Equity Focus Fund	14.9%	n/a	n/a
Large Cap Value Fund	n/a	55.9	n/a
U.S. Equity Fund	n/a	n/a	23.8

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Funds’ outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Growth Fund	—	—	3	18.7%
Equity Focus Fund	4	80.6	—	—
Growth and Income Fund	2	22.2	—	—
Hedged Equity Fund	—	—	7	56.2
Large Cap Growth Fund	—	—	3	10.2
U.S. Equity Fund	3	12.6	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the reorganization of the Dynamic Growth Fund, a fund of JPM I, into the Large Cap Growth Fund, a fund of JPM II. Completion of the reorganization is subject to a number of conditions, including approval by the shareholders of the Dynamic Growth Fund. This approval will be sought at a shareholder meeting expected to be held on October 10, 2017. If approved by shareholders, the reorganization is expected to occur on or about October 27, 2017.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund and JPMorgan U.S. Equity Fund (each a separate series of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	105

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, 2016-17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)._

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	107

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,090.00	$3.11	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I (formerly Select Class)
Actual	1,000.00	1,091.40	1.81	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class L (formerly Institutional Class)
Actual	1,000.00	1,091.40	1.97	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R6
Actual	1,000.00	1,092.00	1.30	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

Dynamic Growth Fund
Class A
Actual	1,000.00	1,211.70	6.31	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,208.70	9.04	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I (formerly Select Class)
Actual	1,000.00	1,213.30	4.94	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,214.20	3.84	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,109.00	$5.96	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,106.40	8.57	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I (formerly Select Class)
Actual	1,000.00	1,110.50	4.66	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Equity Income Fund
Class A
Actual	1,000.00	1,054.80	5.30	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,052.20	7.84	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I (formerly Select Class)
Actual	1,000.00	1,056.40	3.98	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R2
Actual	1,000.00	1,053.90	6.57	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R3
Actual	1,000.00	1,055.20	5.25	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class R4
Actual	1,000.00	1,056.50	3.98	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R5
Actual	1,000.00	1,057.20	3.01	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,057.60	2.55	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Growth and Income Fund
Class A
Actual	1,000.00	1,041.50	5.21	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,039.00	7.74	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class I (formerly Select Class)
Actual	1,000.00	1,043.00	3.95	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R2
Actual	1,000.00	1,040.10	6.47	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Class R5
Actual	1,000.00	1,043.90	2.94	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,044.10	2.69	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual	$1,000.00	$1,059.10	$4.29	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,056.40	6.83	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I (formerly Select Class)
Actual	1,000.00	1,059.70	3.01	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R5
Actual	1,000.00	1,061.00	2.04	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,060.70	1.74	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

Large Cap Growth Fund
Class A
Actual	1,000.00	1,209.80	5.75	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,206.60	8.48	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I (formerly Select Class)
Actual	1,000.00	1,211.20	4.88	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,208.10	7.28	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class R3
Actual	1,000.00	1,209.10	6.19	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,210.90	4.93	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,212.00	3.78	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R6
Actual	1,000.00	1,212.70	3.29	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Large Cap Value Fund
Class A
Actual	1,000.00	1,060.80	4.75	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,058.00	7.40	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I (formerly Select Class)
Actual	1,000.00	1,061.40	4.04	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R2
Actual	1,000.00	1,058.90	6.38	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,062.30	3.07	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,062.30	2.61	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual	$1,000.00	$1,088.70	$4.87	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,085.00	7.44	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I (formerly Select Class)
Actual	1,000.00	1,088.90	3.88	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class L (formerly Institutional Class)
Actual	1,000.00	1,090.20	3.11	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R2
Actual	1,000.00	1,086.60	6.31	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R3
Actual	1,000.00	1,088.10	5.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R4
Actual	1,000.00	1,089.10	3.88	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R5
Actual	1,000.00	1,090.50	2.90	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R6
Actual	1,000.00	1,090.70	2.59	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Disciplined Equity Fund	100.00%
Equity Focus Fund	53.43
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	15.90
U.S. Equity Fund	97.65

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Growth Fund	$7,251
Equity Focus Fund	1,213
Equity Income Fund	66,179
Growth and Income Fund	23,154
Large Cap Growth Fund	1,379,032
Large Cap Value Fund	26,974
U.S. Equity Fund	439,676

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$129,537
Equity Focus Fund	848
Equity Income Fund	256,770
Growth and Income Fund	7,975
Hedged Equity Fund	5,217
Large Cap Value Fund	16,890
U.S. Equity Fund	134,307

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	113

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾Social Security number and account balances

◾transaction history and account transactions

◾checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾open an account or provide contact information

◾give us your account information or pay us by check

◾make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾affiliates from using your information to market to you

◾sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-LCE-617

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2017

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small capitalization stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the Russell Midcap Index returned 16.48%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	24.48%
Russell 3000 Growth Index	20.72%

Net Assets as of 6/30/2017 (In Thousands)	$7,097,910

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its overweight position and security selection in the technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing sector and its underweight position and security selection in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Arista Networks Inc., Kite Pharma Inc. and Wayfair Inc. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of Kite Pharma, a maker of anti-cancer treatments, rose on positive results from drug trials. Shares of Wayfair, an online retailer of home furniture, rose after the company reported better-than-expected earnings and raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Acuity Brands Inc. and Dollar General Corp. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Acuity Brands, a maker of lighting and building management systems, fell after the company reported lower-than-expected earnings. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.2%
2.	Apple, Inc.	4.8
3.	Amazon.com, Inc.	4.2
4.	Facebook, Inc., Class A	3.8
5.	UnitedHealth Group, Inc.	3.3
6.	Waste Connections, Inc., (Canada)	2.7
7.	Mohawk Industries, Inc.	2.3
8.	Microsoft Corp.	2.2
9.	Electronic Arts, Inc.	2.0
10.	Charles Schwab Corp. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.0%
Consumer Discretionary	15.5
Health Care	14.3
Industrials	13.7
Financials	7.5
Materials	1.7
Energy	1.3
Real Estate	1.0
Consumer Staples	0.6
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		17.94%	15.26%	8.96%
Without Sales Charge		24.48	16.52	9.55
CLASS C SHARES	May 1, 2006
With CDSC**		22.86	15.94	8.99
Without CDSC		23.86	15.94	8.99
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 1, 2006	24.75	16.74	9.77
CLASS R3 SHARES	May 31, 2017	24.47	16.52	9.58
CLASS R4 SHARES	May 31, 2017	24.76	16.80	9.84
CLASS R5 SHARES	January 8, 2009	24.93	16.98	9.95
CLASS R6 SHARES	December 23, 2013	25.07	17.07	9.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07/ TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30,

2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	16.99%
Russell Midcap Index	16.48%

Net Assets as of 6/30/2017 (In Thousands)	$2,808,478

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma, Arista Networks Inc. and Waste Connections Inc. Shares of Kite Pharma, a maker of anti-cancer treatments that was not held in the Benchmark, rose on positive results from drug trials. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of Waste Connections, a municipal waste processor not held in the Benchmark, rose after the company reported better-than-expected results.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Kroger Co. and Dollar General Corp. Shares of EQT, a natural gas producer, fell amid weakness in natural prices and after the company announced its $6.7 billion takeover offer for Rice Energy Inc. Shares of Kroger, a supermarket chain not held in the Benchmark, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins. Shares of Dollar General, a discount retail chain, fell in the early part of 2017 after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc	2.3%
2.	Waste Connections, Inc., (Canada)	1.6
3.	Amphenol Corp., Class A	1.5
4.	Hilton Worldwide Holdings, Inc	1.3
5.	Fortune Brands Home & Security, Inc	1.3
6.	Humana, Inc	1.0
7.	CBRE Group, Inc., Class A	1.0
8.	First Republic Bank	1.0
9.	EQT Corp	0.9
10.	Loews Corp	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.6%
Consumer Discretionary	17.6
Financials	15.5
Industrials	13.6
Health Care	9.4
Real Estate	5.7
Utilities	4.2
Energy	4.0
Consumer Staples	3.6
Materials	3.6
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		10.46%	13.10%	7.25%
Without Sales Charge		16.59	14.33	7.83
CLASS C SHARES	November 2, 2009
With CDSC**		15.01	13.76	7.42
Without CDSC		16.01	13.76	7.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	16.99	14.73	8.12
CLASS R2 SHARES	March 14, 2014	16.30	14.14	7.74
CLASS R5 SHARES	March 14, 2014	17.11	14.81	8.15
CLASS R6 SHARES	March 14, 2014	17.18	14.85	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	19.89%
Russell Midcap Growth Index	17.05%

Net Assets as of 6/30/2017 (In Thousands)	$3,088,278

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s overweight position and security selection in the technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and materials & process sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Arista Networks Inc. and East West Bancorp Inc. Shares of Kite Pharma, a maker of anti-cancer treatments that was not held in the Benchmark, rose on positive results from drug trials. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of East West Bancorp, a California regional bank, rose on investor expectations for rising interest rates in the U.S.

Leading individual detractors from relative performance included the Fund’s overweight positions in Range Resources Corp., Acuity Brands Inc. and Dollar General Corp. Shares of Range Resources, a natural gas producer that was not held in the Benchmark, fell amid a decline in global gas prices in the second half of the reporting period. Shares of Acuity Brands, a maker of lighting and building management systems, fell after the company reported lower-than-expected earnings. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc., (Canada)	3.1%
2.	Mohawk Industries, Inc.	2.7
3.	Amphenol Corp., Class A	1.9
4.	Global Payments, Inc.	1.7
5.	Gartner, Inc.	1.7
6.	Concho Resources, Inc.	1.6
7.	Hilton Worldwide Holdings, Inc.	1.6
8.	Electronic Arts, Inc.	1.6
9.	Lennox International, Inc.	1.6
10.	Southwest Airlines Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.6%
Industrials	19.7
Consumer Discretionary	18.1
Health Care	13.6
Financials	9.5
Materials	2.5
Energy	2.1
Real Estate	1.3
Consumer Staples	1.1
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		13.24%	13.51%	7.19%
Without Sales Charge		19.52	14.74	7.77
CLASS C SHARES	November 4, 1997
With CDSC**		17.87	14.16	7.20
Without CDSC		18.87	14.16	7.20
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 2, 1989	19.89	15.10	8.10
CLASS R2 SHARES	June 19, 2009	19.30	14.55	7.60
CLASS R3 SHARES	September 9, 2016	19.51	14.74	7.77
CLASS R4 SHARES	September 9, 2016	19.83	15.03	8.05
CLASS R5 SHARES	November 1, 2011	20.06	15.26	8.19
CLASS R6 SHARES	November 1, 2011	20.11	15.31	8.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)(1)*	14.39%
Russell Midcap Value Index	15.93%

Net Assets as of 6/30/2017 (In Thousands)	$18,403,012

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and underweight position in the industrials sector and its security selection and overweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its overweight position in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc., Kroger Co. and EQT Corp. Shares of AutoZone, an auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of Kroger, a supermarket chain not held in the Benchmark, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins. Shares of EQT, a natural gas producer, fell amid weakness in natural gas prices and after the company announced its $6.7 billion takeover offer for Rice Energy Inc.

Leading individual contributors to relative performance included the Fund’s overweight positions in WestRock Co., Humana Inc. and Best Buy Inc. Shares of WestRock, a paper and packaging manufacturer, rose after the company reported better-than-expected earnings and sales growth. Shares of Humana, a health insurance company not held in the Benchmark, rose after it agreed to terminate its proposed merger with Aetna Inc. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.0%
2.	Loews Corp.	1.8
3.	Energen Corp.	1.8
4.	EQT Corp.	1.7
5.	M&T Bank Corp.	1.7
6.	Expedia, Inc.	1.6
7.	Ball Corp.	1.5
8.	Xcel Energy, Inc.	1.5
9.	CMS Energy Corp.	1.5
10.	Newell Brands, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Consumer Discretionary	17.0
Real Estate	9.7
Information Technology	9.4
Utilities	8.6
Industrials	7.5
Consumer Staples	5.9
Energy	5.6
Health Care	5.2
Materials	4.7
Short-Term Investment	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		7.86%	12.76%	7.25%
Without Sales Charge		13.83	13.99	7.83
CLASS C SHARES	April 30, 2001
With CDSC**		12.24	13.41	7.28
Without CDSC		13.24	13.41	7.28
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	October 31, 2001	14.12	14.27	8.10
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	November 13, 1997	14.39	14.55	8.37
CLASS R2 SHARES	November 3, 2008	13.53	13.69	7.59
CLASS R3 SHARES	September 9, 2016	13.85	13.99	7.83
CLASS R4 SHARES	September 9, 2016	14.09	14.26	8.10
CLASS R5 SHARES	September 9, 2016	14.34	14.54	8.36
CLASS R6 SHARES	September 9, 2016	14.41	14.55	8.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	0.99%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.49%

Net Assets as of 6/30/17 (In Thousands)	$124,385

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2017. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s overall security selection in the industrials and materials sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s overall security selection in the energy and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to Fund returns included its short positions in Under Armour Inc. and Frontier Communications Corp. and its long position in Best Buy Co. Shares of Under Armour, an athletics apparel maker, fell after the company posted a quarterly loss. Shares of Frontier Communications, a provider of voice, data and video services, fell after the company reduced its quarterly dividend and reported lower-than-expected earnings. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth.

Leading individual detractors from Fund returns included its short positions in Tesla Inc., Sprint Corp. and Wayfair Inc. Shares of Tesla, a maker of electric cars, rose on continued strong demand for its automobiles. Shares of Sprint, a telecommunications provider, rose on news reports that the company was engaged in merger negotiations. Shares of Wayfair, an online retailer of home furniture, rose after the company reported better-than-expected earnings and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest based on these factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Restaurant Brands International, Inc., (Canada)	1.2%
2.	Amgen, Inc.	1.1
3.	Gilead Sciences, Inc.	1.1
4.	Landstar System, Inc.	1.1
5.	Allergan plc	1.1
6.	Huntsman Corp.	1.1
7.	ManpowerGroup, Inc.	1.1
8.	Regal Beloit Corp.	1.1
9.	Sirius XM Holdings, Inc.	1.1
10.	International Business Machines Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	AMERCO	1.4%
2.	NIKE, Inc., Class B	1.3
3.	Sempra Energy .	1.3
4.	Acuity Brands, Inc.	1.3
5.	Ball Corp.	1.3
6.	Bristol-Myers Squibb Co.	1.2
7.	Zoetis, Inc.	1.2
8.	People’s United Financial, Inc.	1.2
9.	DexCom, Inc.	1.2
10.	Envision Healthcare Corp.	1.2

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.2%
Industrials .	17.1
Consumer Discretionary	14.3
Health Care	12.8
Consumer Staples	5.5
Financials	5.5
Materials	4.4
Utilities	4.0
Real Estate	1.6
Energy	1.5
Telecommunication Services	0.3
Short-Term Investment	10.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.8%
Industrials	19.6
Consumer Discretionary	16.1
Health Care	14.5
Financials	7.0
Consumer Staples	5.6
Materials	5.1
Utilities	3.8
Real Estate	1.7
Energy	1.2
Telecommunication Services	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge*		(4.59)%	(0.51)%	(1.20)%
Without Sales Charge		0.71	0.57	(0.66)
CLASS C SHARES	May 23, 2003
With CDSC**		(0.78)	0.02	(1.31)
Without CDSC		0.22	0.02	(1.31)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 23, 2003	0.99	0.82	(0.42)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)(1)*	18.17%
Russell 3000 Value Index	16.21%

Net Assets as of 6/30/2017 (In Thousands)	$11,058,026

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s underweight position and security selection in the energy sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the information technology sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in Delta Air Lines Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Delta Air Lines, an airline operator, rose after the company raised its annual dividend, unveiled a $5 billion stock repurchase program and forecast profit margin expansion.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc., Loews Corp. and Kroger Co. Shares of AutoZone, an auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of Loews, an investment management company, fell as the company underperformed its peers and announced a $1.2 billion purchase of Consolidated Container Co. Shares of Kroger, a supermarket chain, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.5%
2.	Bank of America Corp.	2.6
3.	Pfizer, Inc.	2.3
4.	Capital One Financial Corp.	2.1
5.	Exxon Mobil Corp.	1.9
6.	Delta Air Lines, Inc.	1.9
7.	Loews Corp.	1.8
8.	Johnson & Johnson	1.7
9.	American International Group, Inc.	1.5
10.	PNC Financial Services Group, Inc. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.6%
Consumer Discretionary	14.4
Health Care	9.8
Energy	7.4
Information Technology	6.6
Industrials	6.4
Consumer Staples	6.2
Real Estate	5.5
Utilities	5.3
Materials	3.9
Telecommunication Services	0.7
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		11.42%	11.96%	6.88%
Without Sales Charge		17.60	13.18	7.45
CLASS C SHARES	February 28, 2005
With CDSC**		15.98	12.61	6.92
Without CDSC		16.98	12.61	6.92
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2005	17.89	13.45	7.72
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	February 28, 2005	18.17	13.74	8.00
CLASS R3 SHARES	September 9, 2016	17.55	13.17	7.45
CLASS R4 SHARES	September 9, 2016	17.90	13.46	7.72
CLASS R5 SHARES	September 9, 2016	18.10	13.73	7.99
CLASS R6 SHARES	September 9, 2016	18.15	13.74	8.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all divi-

dends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 15.6%
	Automobiles — 0.7%
142	Tesla, Inc. (a)	51,276

	Distributors — 0.8%
1,721	LKQ Corp. (a)	56,707

	Hotels, Restaurants & Leisure — 3.4%
1,121	Hilton Grand Vacations, Inc. (a)	40,436
1,261	Hilton Worldwide Holdings, Inc.	78,001
1,018	Norwegian Cruise Line Holdings Ltd. (a)	55,251
1,142	Starbucks Corp.	66,613

		240,301

	Household Durables — 2.3%
675	Mohawk Industries, Inc. (a)	163,117

	Internet & Direct Marketing Retail — 7.6%
312	Amazon.com, Inc. (a)	302,210
427	Netflix, Inc. (a)	63,813
66	Priceline Group, Inc. (The) (a)	123,454
617	Wayfair, Inc., Class A (a)	47,466

		536,943

	Multiline Retail — 0.2%
327	Nordstrom, Inc.	15,616

	Specialty Retail — 0.6%
143	Ulta Beauty, Inc. (a)	41,090

	Total Consumer Discretionary	1,105,050

	Consumer Staples — 0.6%
	Beverages — 0.6%
828	Monster Beverage Corp. (a)	41,120

	Energy — 1.3%
	Oil, Gas & Consumable Fuels — 1.3%
415	Concho Resources, Inc. (a)	50,459
479	EOG Resources, Inc.	43,359

	Total Energy	93,818

	Financials — 7.5%
	Banks — 2.3%
684	Comerica, Inc.	50,089
1,182	East West Bancorp, Inc.	69,241
480	First Republic Bank	48,068

		167,398

	Capital Markets — 5.2%
149	BlackRock, Inc.	62,812
3,093	Charles Schwab Corp. (The)	132,880
682	Lazard Ltd., Class A	31,601
628	Nasdaq, Inc.	44,889

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
654	S&P Global, Inc.	95,521

		367,703

	Total Financials	535,101

	Health Care — 14.5%
	Biotechnology — 4.3%
1,354	Exact Sciences Corp. (a)	47,898
859	Gilead Sciences, Inc.	60,793
691	Kite Pharma, Inc. (a)	71,678
193	Sage Therapeutics, Inc. (a)	15,394
531	Spark Therapeutics, Inc. (a)	31,734
580	Vertex Pharmaceuticals, Inc. (a)	74,770

		302,267

	Health Care Equipment & Supplies — 0.5%
40	Intuitive Surgical, Inc. (a)	37,041

	Health Care Providers & Services — 6.0%
1,924	Acadia Healthcare Co., Inc. (a)	95,022
315	Humana, Inc.	75,795
659	Teladoc, Inc. (a)	22,857
1,263	UnitedHealth Group, Inc.	234,186

		427,860

	Health Care Technology — 1.2%
1,699	Evolent Health, Inc., Class A (a)	43,064
704	Veeva Systems, Inc., Class A (a)	43,150

		86,214

	Life Sciences Tools & Services — 0.9%
341	Illumina, Inc. (a)	59,188

	Pharmaceuticals — 1.6%
425	Jazz Pharmaceuticals plc (a)	66,134
990	Revance Therapeutics, Inc. (a)	26,144
4,052	TherapeuticsMD, Inc. (a)	21,352

		113,630

	Total Health Care	1,026,200

	Industrials — 13.8%
	Airlines — 2.1%
974	Delta Air Lines, Inc.	52,332
1,610	Southwest Airlines Co.	100,070

		152,402

	Building Products — 2.3%
1,113	Fortune Brands Home & Security, Inc.	72,631
497	Lennox International, Inc.	91,251

		163,882

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 3.2%
1,044	Copart, Inc. (a)	33,196
3,040	Waste Connections, Inc., (Canada)	195,840

		229,036

	Electrical Equipment — 0.9%
305	Acuity Brands, Inc.	62,000

	Machinery — 3.7%
373	John Bean Technologies Corp.	36,515
292	Middleby Corp. (The) (a)	35,444
545	Oshkosh Corp.	37,512
627	Stanley Black & Decker, Inc.	88,238
533	WABCO Holdings, Inc. (a)	67,912

		265,621

	Professional Services — 0.8%
391	Equifax, Inc.	53,676

	Road & Rail — 0.8%
565	Old Dominion Freight Line, Inc.	53,854

	Total Industrials	980,471

	Information Technology — 41.3%
	Communications Equipment — 1.3%
384	Arista Networks, Inc. (a)	57,572
289	Palo Alto Networks, Inc. (a)	38,671

		96,243

	Electronic Equipment, Instruments & Components — 2.4%
1,125	Amphenol Corp., Class A	83,062
2,811	Corning, Inc.	84,459

		167,521

	Internet Software & Services — 11.3%
491	Alphabet, Inc., Class C (a)	446,101
1,821	Facebook, Inc., Class A (a)	274,965
1,948	GoDaddy, Inc., Class A (a)	82,613

		803,679

	IT Services — 7.1%
953	Global Payments, Inc.	86,084
993	Mastercard, Inc., Class A	120,612
1,586	PayPal Holdings, Inc. (a)	85,110
1,351	Vantiv, Inc., Class A (a)	85,572
1,363	Visa, Inc., Class A	127,794

		505,172

	Semiconductors & Semiconductor Equipment — 4.7%
1,405	Applied Materials, Inc.	58,036
377	Broadcom Ltd.	87,907
852	Cavium, Inc. (a)	52,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
302	Lam Research Corp.	42,669
626	NVIDIA Corp.	90,451

		332,004

	Software — 9.6%
584	Adobe Systems, Inc. (a)	82,658
1,320	Electronic Arts, Inc. (a)	139,519
573	Guidewire Software, Inc. (a)	39,337
2,265	Microsoft Corp.	156,126
951	salesforce.com, Inc. (a)	82,383
536	ServiceNow, Inc. (a)	56,784
1,678	Snap, Inc., Class A (a)	29,811
993	Splunk, Inc. (a)	56,463
549	Take-Two Interactive Software, Inc. (a)	40,252

		683,333

	Technology Hardware, Storage & Peripherals — 4.9%
2,404	Apple, Inc.	346,188

	Total Information Technology	2,934,140

	Materials — 1.7%
	Construction Materials — 1.7%
699	Eagle Materials, Inc.	64,555
432	Vulcan Materials Co.	54,713

	Total Materials	119,268

	Real Estate — 1.0%
	Real Estate Management & Development — 1.0%
1,963	CBRE Group, Inc., Class A (a)	71,461

	Total Common Stocks (Cost $4,469,007)	6,906,629

Short-Term Investment — 3.5%
	Investment Company — 3.5%
246,532	JPMorgan U.S. Government Money Market Fund, Institutional Class shares, 0.840% (b) (l) (Cost $246,532)	246,532

	Total Investments — 100.8% (Cost $4,715,539)	7,153,161
	Liabilities in Excess of Other Assets — (0.8)%	(55,251)

	NET ASSETS — 100.0%	$7,097,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 17.8%
	Auto Components — 0.4%
284	BorgWarner, Inc.	12,034

	Automobiles — 0.6%
15	Tesla, Inc. (a)	5,315
115	Thor Industries, Inc.	11,999

		17,314

	Distributors — 1.0%
134	Genuine Parts Co.	12,393
468	LKQ Corp. (a)	15,427

		27,820

	Diversified Consumer Services — 0.3%
96	Bright Horizons Family Solutions, Inc. (a)	7,412

	Hotels, Restaurants & Leisure — 3.7%
354	Aramark	14,523
363	Hilton Grand Vacations, Inc. (a)	13,073
581	Hilton Worldwide Holdings, Inc.	35,961
50	Marriott International, Inc., Class A	5,015
237	Norwegian Cruise Line Holdings Ltd. (a)	12,893
447	Red Rock Resorts, Inc., Class A	10,515
56	Vail Resorts, Inc.	11,358

		103,338

	Household Durables — 3.1%
275	Mohawk Industries, Inc. (a)	66,524
386	Newell Brands, Inc.	20,724

		87,248

	Internet & Direct Marketing Retail — 1.1%
147	Expedia, Inc.	21,929
131	Wayfair, Inc., Class A (a)	10,102

		32,031

	Media — 1.2%
160	CBS Corp. (Non-Voting), Class B	10,193
226	DISH Network Corp., Class A (a)	14,177
134	Scripps Networks Interactive, Inc., Class A	9,174

		33,544

	Multiline Retail — 1.2%
348	Kohl’s Corp.	13,453
426	Nordstrom, Inc.	20,374

		33,827

	Specialty Retail — 3.5%
20	AutoZone, Inc. (a)	11,569
237	Bed Bath & Beyond, Inc.	7,198
203	Best Buy Co., Inc.	11,644

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
447	Gap, Inc. (The)	9,833
53	O’Reilly Automotive, Inc. (a)	11,659
266	Ross Stores, Inc.	15,362
142	Tiffany & Co.	13,359
56	Ulta Beauty, Inc. (a)	16,062

		96,686

	Textiles, Apparel & Luxury Goods — 1.7%
162	Coach, Inc.	7,688
561	Gildan Activewear, Inc., (Canada)	17,229
133	PVH Corp.	15,229
98	Ralph Lauren Corp.	7,210

		47,356

	Total Consumer Discretionary	498,610

	Consumer Staples — 3.6%
	Beverages — 1.5%
71	Constellation Brands, Inc., Class A	13,749
178	Dr Pepper Snapple Group, Inc.	16,194
54	Molson Coors Brewing Co., Class B	4,673
152	Monster Beverage Corp. (a)	7,541

		42,157

	Food & Staples Retailing — 0.7%
81	Casey’s General Stores, Inc.	8,719
463	Kroger Co. (The)	10,793

		19,512

	Food Products — 0.3%
124	TreeHouse Foods, Inc. (a)	10,132

	Household Products — 0.2%
102	Energizer Holdings, Inc.	4,905

	Personal Products — 0.9%
613	Coty, Inc., Class A	11,507
176	Edgewell Personal Care Co. (a)	13,416

		24,923

	Total Consumer Staples	101,629

	Energy — 4.0%
	Oil, Gas & Consumable Fuels — 4.0%
192	Concho Resources, Inc. (a)	23,297
515	Energen Corp. (a)	25,404
449	EQT Corp.	26,290
488	PBF Energy, Inc., Class A	10,860
294	Range Resources Corp.	6,805
632	Williams Cos., Inc. (The)	19,135

	Total Energy	111,791

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 15.2%
	Banks — 5.6%
420	Citizens Financial Group, Inc.	14,996
133	Comerica, Inc.	9,756
282	East West Bancorp, Inc.	16,531
703	Fifth Third Bancorp	18,249
270	First Republic Bank	27,073
773	Huntington Bancshares, Inc.	10,446
146	M&T Bank Corp.	23,639
81	Signature Bank (a)	11,583
330	SunTrust Banks, Inc.	18,700
128	Zions Bancorp	5,624

		156,597

	Capital Markets — 5.0%
62	Affiliated Managers Group, Inc.	10,234
82	Ameriprise Financial, Inc.	10,425
438	Invesco Ltd.	15,418
233	Lazard Ltd., Class A	10,776
199	Nasdaq, Inc.	14,198
160	Northern Trust Corp.	15,534
159	Raymond James Financial, Inc.	12,738
149	S&P Global, Inc.	21,723
207	T Rowe Price Group, Inc.	15,387
343	TD Ameritrade Holding Corp.	14,754

		141,187

	Consumer Finance — 0.4%
501	Ally Financial, Inc.	10,470

	Insurance — 4.2%
13	Alleghany Corp. (a)	7,712
51	Chubb Ltd.	7,471
352	Hartford Financial Services Group, Inc. (The)	18,522
543	Loews Corp.	25,421
216	Marsh & McLennan Cos., Inc.	16,854
191	Progressive Corp. (The)	8,400
228	Unum Group	10,653
90	WR Berkley Corp.	6,250
410	XL Group Ltd., (Bermuda)	17,950

		119,233

	Total Financials	427,487

	Health Care — 9.5%
	Biotechnology — 2.1%
191	ACADIA Pharmaceuticals, Inc. (a)	5,324
97	BioMarin Pharmaceutical, Inc. (a)	8,809
77	Incyte Corp. (a)	9,708
66	Intercept Pharmaceuticals, Inc. (a)	8,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
134	Kite Pharma, Inc. (a)	13,943
91	Vertex Pharmaceuticals, Inc. (a)	11,676

		57,463

	Health Care Equipment & Supplies — 1.1%
207	DENTSPLY SIRONA, Inc.	13,424
75	Edwards Lifesciences Corp. (a)	8,910
9	Intuitive Surgical, Inc. (a)	8,418

		30,752

	Health Care Providers & Services — 4.6%
388	Acadia Healthcare Co., Inc. (a)	19,140
127	AmerisourceBergen Corp.	11,977
139	Centene Corp. (a)	11,135
86	Cigna Corp.	14,389
66	Henry Schein, Inc. (a)	12,006
122	Humana, Inc.	29,400
40	Laboratory Corp. of America Holdings (a)	6,104
398	Premier, Inc., Class A (a)	14,314
98	Universal Health Services, Inc., Class B	11,936

		130,401

	Health Care Technology — 0.4%
200	Veeva Systems, Inc., Class A (a)	12,237

	Life Sciences Tools & Services — 0.8%
125	Illumina, Inc. (a)	21,652

	Pharmaceuticals — 0.5%
92	Jazz Pharmaceuticals plc (a)	14,290

	Total Health Care	266,795

	Industrials — 13.8%
	Aerospace & Defense — 0.3%
151	HEICO Corp., Class A	9,346

	Airlines — 0.8%
350	Southwest Airlines Co.	21,768

	Building Products — 2.1%
544	Fortune Brands Home & Security, Inc.	35,483
123	Lennox International, Inc.	22,614

		58,097

	Commercial Services & Supplies — 2.0%
327	Copart, Inc. (a)	10,396
694	Waste Connections, Inc., (Canada)	44,714

		55,110

	Electrical Equipment — 1.7%
77	Acuity Brands, Inc.	15,673
216	AMETEK, Inc.	13,098

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — continued
109	Hubbell, Inc.	12,293
79	Regal Beloit Corp.	6,439

		47,503

	Industrial Conglomerates — 0.8%
241	Carlisle Cos., Inc.	22,951

	Machinery — 4.2%
284	Fortive Corp.	18,004
120	IDEX Corp.	13,581
107	Middleby Corp. (The) (a)	12,977
164	Oshkosh Corp.	11,324
107	Snap-on, Inc.	16,906
138	Stanley Black & Decker, Inc.	19,421
141	WABCO Holdings, Inc. (a)	17,992
99	Wabtec Corp.	9,086

		119,291

	Professional Services — 0.7%
145	Equifax, Inc.	19,940

	Road & Rail — 0.5%
145	Old Dominion Freight Line, Inc.	13,819

	Trading Companies & Distributors — 0.7%
161	MSC Industrial Direct Co., Inc., Class A	13,817
42	United Rentals, Inc. (a)	4,756

		18,573

	Total Industrials	386,398

	Information Technology — 18.7%
	Communications Equipment — 1.8%
98	Arista Networks, Inc. (a)	14,618
371	CommScope Holding Co., Inc. (a)	14,113
76	Harris Corp.	8,301
103	Palo Alto Networks, Inc. (a)	13,750

		50,782

	Electronic Equipment, Instruments & Components — 4.3%
582	Amphenol Corp., Class A	42,977
222	Arrow Electronics, Inc. (a)	17,446
266	CDW Corp.	16,633
629	Corning, Inc.	18,889
62	IPG Photonics Corp. (a)	9,067
419	Keysight Technologies, Inc. (a)	16,321

		121,333

	Internet Software & Services — 0.8%
434	GoDaddy, Inc., Class A (a)	18,398
312	Match Group, Inc. (a)	5,424

		23,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.1%
196	Gartner, Inc. (a)	24,257
273	Global Payments, Inc.	24,657
171	Jack Henry & Associates, Inc.	17,712
319	Vantiv, Inc., Class A (a)	20,225

		86,851

	Semiconductors & Semiconductor Equipment — 3.5%
821	Advanced Micro Devices, Inc. (a)	10,241
122	Analog Devices, Inc.	9,460
349	Applied Materials, Inc.	14,421
39	Broadcom Ltd.	9,042
212	Cavium, Inc. (a)	13,153
20	KLA-Tencor Corp.	1,835
132	Lam Research Corp.	18,711
63	NVIDIA Corp.	9,064
384	Teradyne, Inc.	11,526

		97,453

	Software — 5.2%
243	Atlassian Corp. plc, (Australia), Class A (a)	8,538
214	Electronic Arts, Inc. (a)	22,666
170	Guidewire Software, Inc. (a)	11,708
164	Red Hat, Inc. (a)	15,741
176	ServiceNow, Inc. (a)	18,614
271	Splunk, Inc. (a)	15,406
239	Synopsys, Inc. (a)	17,445
206	Take-Two Interactive Software, Inc. (a)	15,080
53	Tyler Technologies, Inc. (a)	9,293
121	Workday, Inc., Class A (a)	11,698

		146,189

	Total Information Technology	526,430

	Materials — 3.6%
	Chemicals — 0.4%
31	Sherwin-Williams Co. (The)	10,811

	Construction Materials — 1.3%
198	Eagle Materials, Inc.	18,281
138	Vulcan Materials Co.	17,469

		35,750

	Containers & Packaging — 1.9%
512	Ball Corp.	21,611
429	Silgan Holdings, Inc.	13,636
342	WestRock Co.	19,363

		54,610

	Total Materials	101,171

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 4.7%
134	American Campus Communities, Inc.	6,340
229	American Homes 4 Rent, Class A	5,168
66	AvalonBay Communities, Inc.	12,718
92	Boston Properties, Inc.	11,282
481	Brixmor Property Group, Inc.	8,607
27	Essex Property Trust, Inc.	7,039
58	Federal Realty Investment Trust	7,317
265	GGP, Inc.	6,243
82	HCP, Inc.	2,607
538	Kimco Realty Corp.	9,869
348	Outfront Media, Inc.	8,036
218	Park Hotels & Resorts, Inc.	5,881
307	Rayonier, Inc.	8,847
99	Regency Centers Corp.	6,220
136	Vornado Realty Trust	12,805
275	Weyerhaeuser Co.	9,228
76	WP Carey, Inc.	5,044

		133,251

	Real Estate Management & Development — 1.0%
754	CBRE Group, Inc., Class A (a)	27,435

	Total Real Estate	160,686

	Utilities — 4.3%
	Electric Utilities — 1.6%
255	Edison International	19,944
62	Westar Energy, Inc.	3,298
462	Xcel Energy, Inc.	21,205

		44,447

	Gas Utilities — 0.5%
243	National Fuel Gas Co.	13,569

	Multi-Utilities — 2.2%
145	CenterPoint Energy, Inc.	3,976
451	CMS Energy Corp.	20,878
155	Sempra Energy	17,521
321	WEC Energy Group, Inc.	19,728

		62,103

	Total Utilities	120,119

	Total Common Stocks (Cost $1,887,189)	2,701,116

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets — 0.4%
274	Oaktree Capital Group LLC (Cost $12,788)	12,768

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.3%
	Investment Company — 4.3%
119,456	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $119,456)	119,456

	Total Investments — 100.9% (Cost $2,019,433)	2,833,340
	Liabilities in Excess of Other Assets — (0.9)%	(24,862)

	NET ASSETS — 100.0%	$2,808,478

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 18.3%
	Automobiles — 1.2%
32	Tesla, Inc. (a)	11,625
251	Thor Industries, Inc.	26,203

		37,828

	Distributors — 1.1%
1,022	LKQ Corp. (a)	33,681

	Diversified Consumer Services — 0.5%
210	Bright Horizons Family Solutions, Inc. (a)	16,191

	Hotels, Restaurants & Leisure — 5.9%
774	Aramark	31,706
631	Hilton Grand Vacations, Inc. (a)	22,753
813	Hilton Worldwide Holdings, Inc.	50,300
518	Norwegian Cruise Line Holdings Ltd. (a)	28,147
975	Red Rock Resorts, Inc., Class A	22,961
122	Vail Resorts, Inc.	24,786

		180,653

	Household Durables — 2.7%
346	Mohawk Industries, Inc. (a)	83,739

	Internet & Direct Marketing Retail — 0.7%
287	Wayfair, Inc., Class A (a)	22,052

	Media — 0.7%
293	Scripps Networks Interactive, Inc., Class A	20,035

	Multiline Retail — 0.7%
439	Nordstrom, Inc.	20,973

	Specialty Retail — 3.0%
116	O’Reilly Automotive, Inc. (a)	25,476
581	Ross Stores, Inc.	33,546
122	Ulta Beauty, Inc. (a)	35,045

		94,067

	Textiles, Apparel & Luxury Goods — 1.8%
355	Coach, Inc.	16,787
1,224	Gildan Activewear, Inc., (Canada)	37,618

		54,405

	Total Consumer Discretionary	563,624

	Consumer Staples — 1.1%
	Beverages — 0.5%
331	Monster Beverage Corp. (a)	16,468

	Food & Staples Retailing — 0.6%
178	Casey’s General Stores, Inc.	19,033

	Total Consumer Staples	35,501

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.1%
	Oil, Gas & Consumable Fuels — 2.1%
419	Concho Resources, Inc. (a)	50,863
641	Range Resources Corp.	14,860

	Total Energy	65,723

	Financials — 8.7%
	Banks — 3.6%
291	Comerica, Inc.	21,298
616	East West Bancorp, Inc.	36,094
282	First Republic Bank	28,188
176	Signature Bank (a)	25,298

		110,878

	Capital Markets — 5.1%
135	Affiliated Managers Group, Inc.	22,360
508	Lazard Ltd., Class A	23,535
434	Nasdaq, Inc.	31,005
325	S&P Global, Inc.	47,422
749	TD Ameritrade Holding Corp.	32,214

		156,536

	Total Financials	267,414

	Health Care — 13.7%
	Biotechnology — 4.1%
417	ACADIA Pharmaceuticals, Inc. (a)	11,627
212	BioMarin Pharmaceutical, Inc. (a)	19,245
168	Incyte Corp. (a)	21,191
144	Intercept Pharmaceuticals, Inc. (a)	17,479
294	Kite Pharma, Inc. (a)	30,448
198	Vertex Pharmaceuticals, Inc. (a)	25,502

		125,492

	Health Care Equipment & Supplies — 2.2%
452	DENTSPLY SIRONA, Inc.	29,308
165	Edwards Lifesciences Corp. (a)	19,462
20	Intuitive Surgical, Inc. (a)	18,333

		67,103

	Health Care Providers & Services — 4.0%
846	Acadia Healthcare Co., Inc. (a)	41,772
304	Centene Corp. (a)	24,316
117	Humana, Inc.	28,077
868	Premier, Inc., Class A (a)	31,255

		125,420

	Health Care Technology — 0.9%
436	Veeva Systems, Inc., Class A (a)	26,722

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 1.5%
272	Illumina, Inc. (a)	47,280

	Pharmaceuticals — 1.0%
201	Jazz Pharmaceuticals plc (a)	31,204

	Total Health Care	423,221

	Industrials — 19.9%
	Aerospace & Defense — 0.7%
329	HEICO Corp., Class A	20,411

	Airlines — 1.6%
765	Southwest Airlines Co.	47,537

	Building Products — 3.1%
721	Fortune Brands Home & Security, Inc.	47,038
269	Lennox International, Inc.	49,387

		96,425

	Commercial Services & Supplies — 3.9%
714	Copart, Inc. (a)	22,702
1,516	Waste Connections, Inc., (Canada)	97,640

		120,342

	Electrical Equipment — 1.1%
168	Acuity Brands, Inc.	34,197

	Industrial Conglomerates — 0.5%
174	Carlisle Cos., Inc.	16,593

	Machinery — 6.3%
621	Fortive Corp.	39,308
233	Middleby Corp. (The) (a)	28,330
359	Oshkosh Corp.	24,735
301	Stanley Black & Decker, Inc.	42,416
308	WABCO Holdings, Inc. (a)	39,286
217	Wabtec Corp.	19,846

		193,921

	Professional Services — 1.4%
317	Equifax, Inc.	43,535

	Road & Rail — 1.0%
317	Old Dominion Freight Line, Inc.	30,182

	Trading Companies & Distributors — 0.3%
92	United Rentals, Inc. (a)	10,381

	Total Industrials	613,524

	Information Technology — 27.9%
	Communications Equipment — 2.6%
213	Arista Networks, Inc. (a)	31,938
166	Harris Corp.	18,126
224	Palo Alto Networks, Inc. (a)	30,016

		80,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.9%
801	Amphenol Corp., Class A	59,095
1,373	Corning, Inc.	41,247
136	IPG Photonics Corp. (a)	19,779

		120,121

	Internet Software & Services — 1.3%
947	GoDaddy, Inc., Class A (a)	40,176

	IT Services — 4.9%
429	Gartner, Inc. (a)	52,983
596	Global Payments, Inc.	53,839
697	Vantiv, Inc., Class A (a)	44,170

		150,992

	Semiconductors & Semiconductor Equipment — 6.1%
1,792	Advanced Micro Devices, Inc. (a)	22,360
762	Applied Materials, Inc.	31,486
85	Broadcom Ltd.	19,724
462	Cavium, Inc. (a)	28,716
289	Lam Research Corp.	40,858
137	NVIDIA Corp.	19,776
838	Teradyne, Inc.	25,168

		188,088

	Software — 9.1%
530	Atlassian Corp. plc, (Australia), Class A (a)	18,642
468	Electronic Arts, Inc. (a)	49,499
372	Guidewire Software, Inc. (a)	25,562
359	Red Hat, Inc. (a)	34,374
383	ServiceNow, Inc. (a)	40,648
591	Splunk, Inc. (a)	33,641
449	Take-Two Interactive Software, Inc. (a)	32,933
115	Tyler Technologies, Inc. (a)	20,273
263	Workday, Inc., Class A (a)	25,541

		281,113

	Total Information Technology	860,570

	Materials — 2.5%
	Construction Materials — 2.5%
432	Eagle Materials, Inc.	39,909
301	Vulcan Materials Co.	38,139

	Total Materials	78,048

	Real Estate — 1.3%
	Real Estate Management & Development — 1.3%
1,107	CBRE Group, Inc., Class A (a)	40,292

	Total Common Stocks (Cost $2,233,608)	2,947,917

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Master Limited Partnership — 0.9%
	Financials — 0.9%
	Capital Markets — 0.9%
598	Oaktree Capital Group LLC (Cost $28,393)	27,876

Short-Term Investment — 4.5%
	Investment Company — 4.5%
139,641	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $139,641)	139,641

	Total Investments — 100.9% (Cost $2,401,642)	3,115,434
	Liabilities in Excess of Other Assets — (0.9)%	(27,156)

	NET ASSETS — 100.0%	$3,088,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Consumer Discretionary — 17.0%
	Auto Components — 0.9%
3,717	BorgWarner, Inc.	157,455

	Distributors — 0.9%
1,746	Genuine Parts Co.	161,957

	Hotels, Restaurants & Leisure — 1.5%
962	Hilton Grand Vacations, Inc. (a)	34,683
2,743	Hilton Worldwide Holdings, Inc.	169,668
659	Marriott International, Inc., Class A	66,137

		270,488

	Household Durables — 3.5%
1,528	Mohawk Industries, Inc. (a)	369,296
5,070	Newell Brands, Inc.	271,834

		641,130

	Internet & Direct Marketing Retail — 1.5%
1,915	Expedia, Inc.	285,283

	Media — 1.7%
2,101	CBS Corp. (Non-Voting), Class B	133,989
2,965	DISH Network Corp., Class A (a)	186,101

		320,090

	Multiline Retail — 1.7%
4,568	Kohl’s Corp.	176,648
2,944	Nordstrom, Inc.	140,800

		317,448

	Specialty Retail — 3.8%
265	AutoZone, Inc. (a)	150,990
3,115	Bed Bath & Beyond, Inc.	94,687
2,668	Best Buy Co., Inc.	152,942
5,793	Gap, Inc. (The)	127,379
1,861	Tiffany & Co.	174,703

		700,701

	Textiles, Apparel & Luxury Goods — 1.5%
1,746	PVH Corp.	199,934
1,012	Ralph Lauren Corp.	74,672

		274,606

	Total Consumer Discretionary	3,129,158

	Consumer Staples — 5.9%
	Beverages — 2.5%
932	Constellation Brands, Inc., Class A	180,549
2,333	Dr Pepper Snapple Group, Inc.	212,520
713	Molson Coors Brewing Co., Class B	61,599

		454,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
6,076	Kroger Co. (The)	141,700

	Food Products — 0.7%
1,630	TreeHouse Foods, Inc. (a)	133,194

	Household Products — 0.4%
1,347	Energizer Holdings, Inc.	64,673

	Personal Products — 1.5%
5,869	Coty, Inc., Class A	110,106
2,289	Edgewell Personal Care Co. (a)	173,981

		284,087

	Total Consumer Staples	1,078,322

	Energy — 5.6%
	Oil, Gas & Consumable Fuels — 5.6%
6,746	Energen Corp. (a)	333,028
5,307	EQT Corp.	310,962
6,384	PBF Energy, Inc., Class A	142,100
8,268	Williams Cos., Inc. (The)	250,367

	Total Energy	1,036,457

	Financials — 22.0%
	Banks — 7.5%
5,305	Citizens Financial Group, Inc.	189,299
9,225	Fifth Third Bancorp	239,480
1,869	First Republic Bank	187,060
10,157	Huntington Bancshares, Inc.	137,318
1,905	M&T Bank Corp.	308,482
4,326	SunTrust Banks, Inc.	245,367
1,681	Zions Bancorp	73,815

		1,380,821

	Capital Markets — 5.0%
1,076	Ameriprise Financial, Inc.	137,017
5,752	Invesco Ltd.	202,401
2,088	Northern Trust Corp.	202,961
2,086	Raymond James Financial, Inc.	167,339
2,722	T Rowe Price Group, Inc.	201,989

		911,707

	Consumer Finance — 0.7%
6,515	Ally Financial, Inc.	136,161

	Insurance — 8.5%
171	Alleghany Corp. (a)	101,490
676	Chubb Ltd.	98,333
4,736	Hartford Financial Services Group, Inc. (The)	248,964
7,121	Loews Corp.	333,321
2,837	Marsh & McLennan Cos., Inc.	221,172

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,506	Progressive Corp. (The)	110,509
3,002	Unum Group	140,003
1,190	WR Berkley Corp.	82,345
5,377	XL Group Ltd., (Bermuda)	235,523

		1,571,660

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,341	Starwood Property Trust, Inc.	52,420

	Total Financials	4,052,769

	Health Care — 5.2%
	Health Care Providers & Services — 5.2%
1,664	AmerisourceBergen Corp.	157,322
1,129	Cigna Corp.	188,923
851	Henry Schein, Inc. (a)	155,791
898	Humana, Inc.	216,036
522	Laboratory Corp. of America Holdings (a)	80,489
1,276	Universal Health Services, Inc., Class B	155,767

	Total Health Care	954,328

	Industrials — 7.5%
	Building Products — 1.0%
2,806	Fortune Brands Home & Security, Inc.	183,076

	Electrical Equipment — 2.2%
2,830	AMETEK, Inc.	171,387
1,427	Hubbell, Inc.	161,441
1,040	Regal Beloit Corp.	84,816

		417,644

	Industrial Conglomerates — 1.1%
2,112	Carlisle Cos., Inc.	201,512

	Machinery — 2.2%
1,578	IDEX Corp.	178,333
1,404	Snap-on, Inc.	221,845

		400,178

	Trading Companies & Distributors — 1.0%
2,110	MSC Industrial Direct Co., Inc., Class A	181,403

	Total Industrials	1,383,813

	Information Technology — 9.4%
	Communications Equipment — 1.0%
4,872	CommScope Holding Co., Inc. (a)	185,285

	Electronic Equipment, Instruments & Components — 4.7%
2,829	Amphenol Corp., Class A	208,809
2,919	Arrow Electronics, Inc. (a)	228,932
3,491	CDW Corp.	218,289
5,502	Keysight Technologies, Inc. (a)	214,188

		870,218

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.4%
4,113	Match Group, Inc. (a)	71,482

	IT Services — 1.3%
2,231	Jack Henry & Associates, Inc.	231,745

	Semiconductors & Semiconductor Equipment — 0.8%
1,598	Analog Devices, Inc.	124,359
262	KLA-Tencor Corp.	24,010

		148,369

	Software — 1.2%
3,130	Synopsys, Inc. (a)	228,251

	Total Information Technology	1,735,350

	Materials — 4.7%
	Chemicals — 0.8%
405	Sherwin-Williams Co. (The)	142,054

	Containers & Packaging — 3.9%
6,715	Ball Corp.	283,447
5,634	Silgan Holdings, Inc.	179,035
4,484	WestRock Co.	254,036

		716,518

	Total Materials	858,572

	Real Estate — 9.7%
	Equity Real Estate Investment Trusts (REITs) — 9.1%
1,766	American Campus Communities, Inc.	83,520
3,020	American Homes 4 Rent, Class A	68,167
869	AvalonBay Communities, Inc.	167,018
1,205	Boston Properties, Inc.	148,225
6,331	Brixmor Property Group, Inc.	113,203
360	Essex Property Trust, Inc.	92,649
755	Federal Realty Investment Trust	95,422
3,492	GGP, Inc.	82,278
1,084	HCP, Inc.	34,655
6,056	Kimco Realty Corp.	111,127
4,573	Outfront Media, Inc.	105,731
2,875	Park Hotels & Resorts, Inc.	77,521
4,044	Rayonier, Inc.	116,346
1,308	Regency Centers Corp.	81,964
1,791	Vornado Realty Trust	168,168
3,622	Weyerhaeuser Co.	121,334

		1,667,328

	Real Estate Management & Development — 0.6%
3,245	CBRE Group, Inc., Class A (a)	118,108

	Total Real Estate	1,785,436

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 8.6%
	Electric Utilities — 3.2%
3,346	Edison International	261,591
824	Westar Energy, Inc.	43,693
6,062	Xcel Energy, Inc.	278,106

		583,390

	Gas Utilities — 1.0%
3,179	National Fuel Gas Co.	177,543

	Multi-Utilities — 4.4%
1,900	CenterPoint Energy, Inc.	52,016
5,921	CMS Energy Corp.	273,841
2,033	Sempra Energy	229,250
4,205	WEC Energy Group, Inc.	258,126

		813,233

	Total Utilities	1,574,166

	Total Common Stocks (Cost $11,362,606)	17,588,371

Short-Term Investment — 4.3%
	Investment Company — 4.3%
795,573	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $795,573)	795,573

	Total Investments — 99.9% (Cost $12,158,179)	18,383,944
	Other Assets in Excess of Liabilities — 0.1%	19,068

	NET ASSETS — 100.0%	$18,403,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.5%
Common Stocks — 89.7%
		Consumer Discretionary — 14.3%
		Automobiles — 0.5%
19		General Motors Co.	680

		Hotels, Restaurants & Leisure — 4.4%
11		Darden Restaurants, Inc.	1,002
14		Dunkin’ Brands Group, Inc.	747
44		International Game Technology plc	796
24		Restaurant Brands International, Inc., (Canada)	1,470
60		Wendy’s Co. (The)	926
5		Wyndham Worldwide Corp.	530

			5,471

		Household Durables — 2.3%
18		DR Horton, Inc. (j)	605
9		Lennar Corp., Class A	460
—	(h)	NVR, Inc. (a) (j)	542
17		Tupperware Brands Corp.	1,212

			2,819

		Media — 2.5%
16		CBS Corp. (Non-Voting), Class B	998
14		Sinclair Broadcast Group, Inc., Class A	474
241		Sirius XM Holdings, Inc.	1,318
23		TEGNA, Inc.	331

			3,121

		Multiline Retail — 0.9%
28		Kohl’s Corp.	1,094

		Specialty Retail — 2.5%
11		Bed Bath & Beyond, Inc.	347
20		Best Buy Co., Inc. (j)	1,168
119		Staples, Inc. (j)	1,196
4		Tiffany & Co.	387

			3,098

		Textiles, Apparel & Luxury Goods — 1.2%
12		Michael Kors Holdings Ltd. (a)	428
10		PVH Corp.	1,122

			1,550

		Total Consumer Discretionary	17,833

		Consumer Staples — 5.6%
		Food & Staples Retailing — 1.4%
7		Sysco Corp. (j)	374
17		Wal-Mart Stores, Inc.	1,303

			1,677

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 3.1%
11		Conagra Brands, Inc.	386
4		JM Smucker Co. (The)	462
55		Pilgrim’s Pride Corp. (a) (j)	1,196
—	(h)	Seaboard Corp.	599
19		Tyson Foods, Inc., Class A	1,218

			3,861

		Household Products — 0.2%
6		Energizer Holdings, Inc.	296

		Personal Products — 0.9%
18		Nu Skin Enterprises, Inc., Class A (j)	1,111

		Total Consumer Staples	6,945

		Energy — 1.5%
		Energy Equipment & Services — 0.8%
10		National Oilwell Varco, Inc.	342
18		Oceaneering International, Inc.	419
10		TechnipFMC plc, (United Kingdom) (a)	281

			1,042

		Oil, Gas & Consumable Fuels — 0.7%
26		Devon Energy Corp.	837

		Total Energy	1,879

		Financials — 5.5%
		Banks — 2.7%
9		BOK Financial Corp.	730
18		Citizens Financial Group, Inc.	658
22		Popular, Inc., (Puerto Rico)	911
25		Synovus Financial Corp.	1,119

			3,418

		Capital Markets — 1.1%
4		Morgan Stanley	157
11		MSCI, Inc.	1,162

			1,319

		Consumer Finance — 0.4%
33		Navient Corp.	548

		Diversified Financial Services — 0.3%
11		Voya Financial, Inc.	388

		Mortgage Real Estate Investment Trusts (REITs) — 0.5%
59		Two Harbors Investment Corp.	580

		Thrifts & Mortgage Finance — 0.5%
54		MGIC Investment Corp. (a)	610

		Total Financials	6,863

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Health Care — 12.8%
	Biotechnology — 3.6%
8	Amgen, Inc. (j)	1,426
2	Biogen, Inc. (a)	556
20	Gilead Sciences, Inc. (j)	1,396
9	United Therapeutics Corp. (a)	1,127

		4,505

	Health Care Equipment & Supplies — 1.3%
4	Hill-Rom Holdings, Inc.	348
28	Hologic, Inc. (a) (j)	1,255

		1,603

	Health Care Providers & Services — 4.9%
8	Aetna, Inc.	1,169
4	Centene Corp. (a)	313
12	Express Scripts Holding Co. (a) (j)	769
5	Humana, Inc.	1,155
3	McKesson Corp.	424
4	Molina Healthcare, Inc. (a)	277
6	Quest Diagnostics, Inc.	706
7	WellCare Health Plans, Inc. (a)	1,239

		6,052

	Pharmaceuticals — 3.0%
6	Allergan plc	1,349
32	Endo International plc (a)	355
24	Horizon Pharma plc (a)	288
21	Mallinckrodt plc (a)	924
26	Pfizer, Inc.	871

		3,787

	Total Health Care	15,947

	Industrials — 17.2%
	Aerospace & Defense — 1.9%
6	Boeing Co. (The) (j)	1,122
13	Curtiss-Wright Corp.	1,230

		2,352

	Airlines — 2.6%
6	American Airlines Group, Inc.	301
7	Copa Holdings SA, (Panama), Class A	848
19	Delta Air Lines, Inc.	1,005
15	United Continental Holdings, Inc. (a)	1,099

		3,253

	Commercial Services & Supplies — 0.7%
60	Pitney Bowes, Inc. (j)	899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.0%
23	Jacobs Engineering Group, Inc.	1,255

	Electrical Equipment — 2.4%
16	EnerSys	1,136
16	Regal Beloit Corp.	1,327
3	Rockwell Automation, Inc.	506

		2,969

	Machinery — 4.1%
7	AGCO Corp.	443
31	Allison Transmission Holdings, Inc. (j)	1,165
5	Cummins, Inc.	864
1	Deere & Co.	65
18	Donaldson Co., Inc.	832
8	Parker-Hannifin Corp.	1,243
10	Timken Co. (The)	469

		5,081

	Professional Services — 1.1%
12	ManpowerGroup, Inc.	1,328

	Road & Rail — 1.4%
16	Landstar System, Inc.	1,359
16	Swift Transportation Co. (a)	419

		1,778

	Trading Companies & Distributors — 2.0%
11	United Rentals, Inc. (a) (j)	1,217
21	WESCO International, Inc. (a)	1,188

		2,405

	Total Industrials	21,320

	Information Technology — 22.3%
	Communications Equipment — 0.9%
6	CommScope Holding Co., Inc. (a)	241
7	F5 Networks, Inc. (a)	861

		1,102

	Electronic Equipment, Instruments & Components — 0.7%
14	Corning, Inc. (j)	409
5	Zebra Technologies Corp., Class A (a)	510

		919

	Internet Software & Services — 1.1%
9	eBay, Inc. (a) (j)	326
4	j2 Global, Inc.	351
8	VeriSign, Inc. (a) (j)	718

		1,395

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 5.5%
11	CSRA, Inc.	347
16	DXC Technology Co.	1,222
65	First Data Corp., Class A (a)	1,177
8	International Business Machines Corp. (j)	1,304
4	Science Applications International Corp.	311
42	Teradata Corp. (a)	1,229
65	Western Union Co. (The)	1,232

		6,822

	Semiconductors & Semiconductor Equipment — 2.9%
17	Applied Materials, Inc.	698
9	Lam Research Corp. (j)	1,249
35	Marvell Technology Group Ltd., (Bermuda)	580
26	ON Semiconductor Corp. (a)	360
23	Teradyne, Inc.	699

		3,586

	Software — 7.4%
6	Aspen Technology, Inc. (a)	337
11	Autodesk, Inc. (a)	1,059
35	Cadence Design Systems, Inc. (a)	1,175
14	Citrix Systems, Inc. (a)	1,144
60	Nuance Communications, Inc. (a) (j)	1,038
22	Oracle Corp.	1,123
9	Red Hat, Inc. (a)	852
14	Take-Two Interactive Software, Inc. (a)	1,058
12	TiVo Corp.	232
13	VMware, Inc., Class A (a)	1,161

		9,179

	Technology Hardware, Storage & Peripherals — 3.8%
3	Apple, Inc.	461
67	HP, Inc. (j)	1,171
22	NCR Corp. (a)	903
22	NetApp, Inc. (j)	874
16	Seagate Technology plc	629
7	Western Digital Corp.	598
4	Xerox Corp.	121

		4,757

	Total Information Technology	27,760

	Materials — 4.5%
	Chemicals — 1.7%
8	Cabot Corp. (j)	438
52	Huntsman Corp. (j)	1,337
4	LyondellBasell Industries NV, Class A	336

		2,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 1.3%
6	Berry Global Group, Inc. (a)	342
4	Packaging Corp. of America	465
15	WestRock Co.	860

		1,667

	Metals & Mining — 1.5%
15	Alcoa Corp.	493
34	Steel Dynamics, Inc.	1,212
4	United States Steel Corp.	90

		1,795

	Total Materials	5,573

	Real Estate — 1.6%
	Equity Real Estate Investment Trusts (REITs) — 1.6%
29	American Homes 4 Rent, Class A	651
17	Equity Commonwealth (a)	525
8	GEO Group, Inc. (The)	237
66	VEREIT, Inc.	540

	Total Real Estate	1,953

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.1%
5	CenturyLink, Inc.	123

	Wireless Telecommunication Services — 0.2%
32	Sprint Corp. (a) (j)	259

	Total Telecommunication Services	382

	Utilities — 4.1%
	Electric Utilities — 0.5%
19	FirstEnergy Corp.	565

	Independent Power and Renewable Electricity Producers — 1.9%
112	AES Corp.	1,244
62	NRG Energy, Inc.	1,063

		2,307

	Multi-Utilities — 1.7%
34	CenterPoint Energy, Inc.	941
47	MDU Resources Group, Inc.	1,237

		2,178

	Total Utilities	5,050

	Total Common Stocks (Cost $93,859)	111,505

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investment — 10.8%
	Investment Company — 10.8%
13,435	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $13,435)	13,435

	Total Investments — 100.5% (Cost $107,294)	124,940
	Liabilities in Excess of Other Assets — (0.5)%	(555)

	NET ASSETS — 100.0%	$124,385

Short Positions — 87.9%
Common Stocks — 87.9%
	Consumer Discretionary — 14.2%
	Automobiles — 0.9%
3	Tesla, Inc. (a)	1,166

	Diversified Consumer Services — 1.9%
15	Bright Horizons Family Solutions, Inc. (a)	1,148
31	ServiceMaster Global Holdings, Inc. (a)	1,227

		2,375

	Hotels, Restaurants & Leisure — 2.4%
3	Chipotle Mexican Grill, Inc. (a)	1,176
19	Starbucks Corp.	1,089
13	Texas Roadhouse, Inc.	652

		2,917

	Internet & Direct Marketing Retail — 1.0%
5	Netflix, Inc. (a)	803
7	TripAdvisor, Inc. (a)	271
2	Wayfair, Inc., Class A (a)	150

		1,224

	Leisure Products — 0.6%
8	Polaris Industries, Inc.	719

	Media — 2.3%
42	AMC Entertainment Holdings, Inc., Class A	960
4	Charter Communications, Inc., Class A (a)	1,191
4	Madison Square Garden Co. (The), Class A (a)	753

		2,904

	Specialty Retail — 2.5%
3	Advance Auto Parts, Inc.	367
10	L Brands, Inc.	519
18	Murphy USA, Inc. (a)	1,299
3	TJX Cos., Inc. (The)	229
14	Tractor Supply Co.	737

		3,151

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 2.6%
24	NIKE, Inc., Class B	1,431
52	Under Armour, Inc., Class A (a)	1,137
11	VF Corp.	616

		3,184

	Total Consumer Discretionary	17,640

	Consumer Staples — 4.9%
	Beverages — 1.8%
22	Brown-Forman Corp., Class B	1,069
6	Constellation Brands, Inc., Class A	1,177

		2,246

	Food & Staples Retailing — 0.8%
10	Casey’s General Stores, Inc.	1,069

	Food Products — 1.0%
6	Kraft Heinz Co. (The)	516
22	Snyder’s-Lance, Inc.	745

		1,261

	Personal Products — 1.3%
60	Coty, Inc., Class A	1,127
5	Estee Lauder Cos., Inc. (The), Class A	442

		1,569

	Total Consumer Staples	6,145

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
18	EQT Corp.	1,025
51	Kosmos Energy Ltd., (Ghana) (a)	328

	Total Energy	1,353

	Financials — 6.2%
	Banks — 1.1%
76	People’s United Financial, Inc.	1,345

	Capital Markets — 1.9%
15	Artisan Partners Asset Management, Inc., Class A	457
5	CME Group, Inc.	579
21	Federated Investors, Inc., Class B	601
20	Interactive Brokers Group, Inc., Class A	752

		2,389

	Consumer Finance — 0.3%
14	OneMain Holdings, Inc. (a)	347

	Insurance — 1.0%
2	Cincinnati Financial Corp.	170
1	Markel Corp. (a)	1,049

		1,219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Thrifts & Mortgage Finance — 1.9%
92	New York Community Bancorp, Inc.	1,207
75	TFS Financial Corp.	1,162

		2,369

	Total Financials	7,669

	Health Care — 12.7%
	Biotechnology — 2.9%
12	ACADIA Pharmaceuticals, Inc. (a)	341
3	Alnylam Pharmaceuticals, Inc. (a)	267
4	BioMarin Pharmaceutical, Inc. (a)	329
4	Bluebird Bio, Inc. (a)	402
3	Intercept Pharmaceuticals, Inc. (a)	312
12	Juno Therapeutics, Inc. (a)	355
73	OPKO Health, Inc. (a)	482
3	Puma Biotechnology, Inc. (a)	260
1	Regeneron Pharmaceuticals, Inc. (a)	700
4	Seattle Genetics, Inc. (a)	216

		3,664

	Health Care Equipment & Supplies — 1.2%
3	DENTSPLY SIRONA, Inc.	204
18	DexCom, Inc. (a)	1,332

		1,536

	Health Care Providers & Services — 5.4%
26	Acadia Healthcare Co., Inc. (a)	1,273
21	Envision Healthcare Corp. (a)	1,329
7	Henry Schein, Inc. (a)	1,199
15	LifePoint Health, Inc. (a)	1,006
21	Patterson Cos., Inc.	1,002
44	Tenet Healthcare Corp. (a)	841

		6,650

	Health Care Technology — 0.1%
1	athenahealth, Inc. (a)	151

	Pharmaceuticals — 3.1%
10	Akorn, Inc. (a)	325
24	Bristol-Myers Squibb Co.	1,356
16	Catalent, Inc. (a)	552
6	Medicines Co. (The) (a)	226
22	Zoetis, Inc.	1,346

		3,805

	Total Health Care	15,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.2%
	Aerospace & Defense — 1.8%
23	Hexcel Corp.	1,193
4	TransDigm Group, Inc.	1,022

		2,215

	Airlines — 0.4%
11	Spirit Airlines, Inc. (a)	544

	Building Products — 1.0%
27	Armstrong World Industries, Inc. (a)	1,234

	Commercial Services & Supplies — 1.0%
80	Covanta Holding Corp.	1,054
3	Rollins, Inc.	130

		1,184

	Construction & Engineering — 1.0%
81	KBR, Inc.	1,238

	Electrical Equipment — 1.1%
7	Acuity Brands, Inc.	1,418

	Industrial Conglomerates — 1.5%
12	Carlisle Cos., Inc.	1,164
25	General Electric Co.	678

		1,842

	Machinery — 4.0%
14	Flowserve Corp.	672
11	ITT, Inc.	436
1	Middleby Corp. (The) (a)	88
8	Snap-on, Inc.	1,228
32	Trinity Industries, Inc.	901
6	Wabtec Corp.	540
19	Xylem, Inc.	1,059

		4,924

	Marine — 0.6%
12	Kirby Corp. (a)	792

	Professional Services — 0.3%
7	IHS Markit Ltd. (a)	320

	Road & Rail — 2.6%
4	AMERCO	1,483
12	Genesee & Wyoming, Inc., Class A (a)	790
6	Old Dominion Freight Line, Inc.	581
5	Ryder System, Inc.	390

		3,244

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 1.9%
26	Fastenal Co.	1,147
8	Watsco, Inc.	1,268

		2,415

	Total Industrials	21,370

	Information Technology — 21.8%
	Communications Equipment — 0.9%
17	ViaSat, Inc. (a)	1,148

	Electronic Equipment, Instruments & Components — 4.4%
17	Amphenol Corp., Class A	1,253
2	Coherent, Inc. (a)	394
6	Littelfuse, Inc.	974
33	National Instruments Corp.	1,317
8	Universal Display Corp.	819
39	VeriFone Systems, Inc. (a)	697

		5,454

	Internet Software & Services — 2.6%
2	CoStar Group, Inc. (a)	422
5	Facebook, Inc., Class A (a)	728
133	Pandora Media, Inc. (a)	1,186
20	Twilio, Inc., Class A (a)	586
12	Yelp, Inc. (a)	346

		3,268

	IT Services — 4.5%
16	Broadridge Financial Solutions, Inc.	1,196
1	Cognizant Technology Solutions Corp., Class A	83
21	Genpact Ltd.	591
9	Jack Henry & Associates, Inc.	919
12	Paychex, Inc.	697
41	Sabre Corp.	882
12	WEX, Inc. (a)	1,246

		5,614

	Semiconductors & Semiconductor Equipment — 3.1%
65	Advanced Micro Devices, Inc. (a)	807
19	Cavium, Inc. (a)	1,159
4	First Solar, Inc. (a)	168
8	MACOM Technology Solutions Holdings, Inc. (a)	422
13	Monolithic Power Systems, Inc.	1,241

		3,797

	Software — 6.3%
10	Blackbaud, Inc.	890
11	Ellie Mae, Inc. (a)	1,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
57	FireEye, Inc. (a)	872
17	Guidewire Software, Inc. (a)	1,142
14	salesforce.com, Inc. (a)	1,173
2	ServiceNow, Inc. (a)	231
5	Splunk, Inc. (a)	256
4	Tableau Software, Inc., Class A (a)	236
4	Tyler Technologies, Inc. (a)	698
5	Ultimate Software Group, Inc. (The) (a)	1,129

		7,836

	Total Information Technology	27,117

	Materials — 4.5%
	Chemicals — 1.1%
5	Air Products & Chemicals, Inc.	728
24	CF Industries Holdings, Inc.	671

		1,399

	Construction Materials — 0.2%
2	Vulcan Materials Co.	288

	Containers & Packaging — 1.2%
33	Ball Corp.	1,407

	Metals & Mining — 2.0%
19	Compass Minerals International, Inc.	1,219
5	Royal Gold, Inc.	405
11	Southern Copper Corp., (Peru)	375
51	Tahoe Resources, Inc.	440

		2,439

	Total Materials	5,533

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
16	Life Storage, Inc.	1,213

	Real Estate Management & Development — 0.5%
5	Jones Lang LaSalle, Inc.	672

	Total Real Estate	1,885

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
24	Telephone & Data Systems, Inc.	674

	Utilities — 3.3%
	Electric Utilities — 0.6%
28	Great Plains Energy, Inc.	812

	Gas Utilities — 0.5%
8	Atmos Energy Corp.	626

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Multi-Utilities — 2.2%
16	Dominion Energy, Inc.	1,262
13	Sempra Energy	1,424

		2,686

	Total Utilities	4,124

	Total Securities Sold Short (Proceeds $106,878)	$109,316

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500 Index	09/15/17	USD	$(847)	$5
(9)	E-mini S&P MidCap 400 Index	09/15/17	USD	(1,572)	8

					$13

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 14.4%
	Distributors — 0.7%
862	Genuine Parts Co.	79,963

	Hotels, Restaurants & Leisure — 1.8%
1,425	Brinker International, Inc.	54,299
1,145	Hilton Worldwide Holdings, Inc.	70,800
3,964	La Quinta Holdings, Inc. (a)	58,549
719	Red Rock Resorts, Inc., Class A	16,940

		200,588

	Household Durables — 0.5%
956	Newell Brands, Inc.	51,251

	Internet & Direct Marketing Retail — 0.9%
668	Expedia, Inc.	99,571

	Media — 5.0%
1,551	CBS Corp. (Non-Voting), Class B	98,893
266	Charter Communications, Inc., Class A (a)	89,463
3,612	Clear Channel Outdoor Holdings, Inc., Class A	17,519
2,416	DISH Network Corp., Class A (a)	151,616
2,996	Entercom Communications Corp., Class A	31,009
1,078	Nexstar Media Group, Inc., Class A	64,494
1,228	Sinclair Broadcast Group, Inc., Class A	40,411
598	Time Warner, Inc.	60,055

		553,460

	Multiline Retail — 0.8%
2,219	Kohl’s Corp.	85,825

	Specialty Retail — 3.8%
153	AutoZone, Inc. (a)	87,201
1,459	Bed Bath & Beyond, Inc.	44,362
981	Best Buy Co., Inc.	56,268
1,744	Gap, Inc. (The)	38,341
503	Home Depot, Inc. (The)	77,117
692	Murphy USA, Inc. (a)	51,256
724	Tiffany & Co.	67,980

		422,525

	Textiles, Apparel & Luxury Goods — 0.9%
1,129	Columbia Sportswear Co.	65,574
1,404	Hanesbrands, Inc.	32,523

		98,097

	Total Consumer Discretionary	1,591,280

	Consumer Staples — 6.2%
	Beverages — 1.4%
787	Dr Pepper Snapple Group, Inc.	71,692
893	Molson Coors Brewing Co., Class B	77,142

		148,834

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.8%
1,044	CVS Health Corp.	84,022
2,507	Kroger Co. (The)	58,460
730	Walgreens Boots Alliance, Inc.	57,182

		199,664

	Food Products — 1.3%
946	Post Holdings, Inc. (a)	73,433
913	TreeHouse Foods, Inc. (a)	74,559

		147,992

	Household Products — 1.2%
455	Energizer Holdings, Inc.	21,867
1,262	Procter & Gamble Co. (The)	109,960

		131,827

	Personal Products — 0.5%
2,976	Coty, Inc., Class A	55,824

	Total Consumer Staples	684,141

	Energy — 7.4%
	Oil, Gas & Consumable Fuels — 7.4%
1,716	Apache Corp.	82,224
1,833	ConocoPhillips	80,586
1,451	EQT Corp.	84,990
2,559	Exxon Mobil Corp.	206,549
4,452	Kinder Morgan, Inc.	85,296
1,689	Marathon Petroleum Corp.	88,386
710	Occidental Petroleum Corp.	42,484
2,433	PBF Energy, Inc., Class A	54,169
1,122	Phillips 66	92,760

	Total Energy	817,444

	Financials — 30.6%
	Banks — 14.8%
11,852	Bank of America Corp.	287,534
2,144	Citigroup, Inc.	143,413
3,331	Citizens Financial Group, Inc.	118,865
2,658	Fifth Third Bancorp	68,990
709	First Republic Bank	70,957
923	M&T Bank Corp.	149,418
1,332	PNC Financial Services Group, Inc. (The)	166,287
2,255	SunTrust Banks, Inc.	127,879
2,235	US Bancorp	116,036
6,994	Wells Fargo & Co.	387,544

		1,636,923

	Capital Markets — 3.8%
1,891	Charles Schwab Corp. (The)	81,250
1,661	Invesco Ltd.	58,449

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,690	Morgan Stanley	75,286
784	Northern Trust Corp.	76,218
1,821	T Rowe Price Group, Inc.	135,102

		426,305

	Consumer Finance — 2.8%
3,654	Ally Financial, Inc.	76,375
2,831	Capital One Financial Corp.	233,897

		310,272

	Insurance — 9.2%
44	Alleghany Corp. (a)	26,288
1,450	Allied World Assurance Co. Holdings AG	76,687
2,665	American International Group, Inc.	166,589
862	Athene Holding Ltd., Class A (a)	42,752
690	Chubb Ltd.	100,319
2,002	CNO Financial Group, Inc.	41,810
2,134	Hartford Financial Services Group, Inc. (The)	112,173
4,215	Loews Corp.	197,300
407	Marsh & McLennan Cos., Inc.	31,733
476	Prudential Financial, Inc.	51,512
855	Travelers Cos., Inc. (The)	108,167
1,328	Unum Group	61,910

		1,017,240

	Total Financials	3,390,740

	Health Care — 9.8%
	Health Care Providers & Services — 3.4%
900	Aetna, Inc.	136,597
273	Cigna Corp.	45,633
1,001	HCA Healthcare, Inc. (a)	87,247
564	UnitedHealth Group, Inc.	104,584

		374,061

	Life Sciences Tools & Services — 0.3%
864	VWR Corp. (a)	28,524

	Pharmaceuticals — 6.1%
307	Allergan plc	74,527
1,407	Johnson & Johnson	186,188
2,523	Merck & Co., Inc.	161,721
7,614	Pfizer, Inc.	255,761

		678,197

	Total Health Care	1,080,782

	Industrials — 6.4%
	Aerospace & Defense — 1.2%
1,079	United Technologies Corp.	131,765

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.8%
3,832	Delta Air Lines, Inc.	205,915

	Industrial Conglomerates — 2.0%
1,011	Carlisle Cos., Inc.	96,403
918	Honeywell International, Inc.	122,403

		218,806

	Machinery — 1.4%
1,015	Dover Corp.	81,416
492	Illinois Tool Works, Inc.	70,461

		151,877

	Total Industrials	708,363

	Information Technology — 6.6%
	Communications Equipment — 1.4%
3,730	Cisco Systems, Inc.	116,749
1,070	CommScope Holding Co., Inc. (a)	40,688

		157,437

	Electronic Equipment, Instruments & Components — 0.7%
958	Arrow Electronics, Inc. (a)	75,143

	IT Services — 0.6%
1,342	PayPal Holdings, Inc. (a)	72,041

	Semiconductors & Semiconductor Equipment — 2.0%
412	KLA-Tencor Corp.	37,664
1,158	QUALCOMM, Inc.	63,930
1,527	Texas Instruments, Inc.	117,454

		219,048

	Software — 1.3%
2,013	Microsoft Corp.	138,772

	Technology Hardware, Storage & Peripherals — 0.6%
3,944	Hewlett Packard Enterprise Co.	65,434

	Total Information Technology	727,875

	Materials — 3.9%
	Chemicals — 0.2%
685	AdvanSix, Inc. (a)	21,399

	Construction Materials — 0.8%
389	Martin Marietta Materials, Inc.	86,601

	Containers & Packaging — 2.6%
3,131	Ball Corp.	132,171
4,151	Graphic Packaging Holding Co.	57,195
1,749	WestRock Co.	99,125

		288,491

	Paper & Forest Products — 0.3%
1,681	KapStone Paper and Packaging Corp.	34,669

	Total Materials	431,160

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 5.5%
	Equity Real Estate Investment Trusts (REITs) — 4.9%
3,160	American Homes 4 Rent, Class A	71,332
3,703	Brixmor Property Group, Inc.	66,205
671	EastGroup Properties, Inc.	56,196
3,687	Kimco Realty Corp.	67,663
621	Mid-America Apartment Communities, Inc.	65,488
2,674	Outfront Media, Inc.	61,831
801	Park Hotels & Resorts, Inc.	21,602
2,989	Rayonier, Inc.	85,995
1,291	Weyerhaeuser Co.	43,245

		539,557

	Real Estate Management & Development — 0.6%
1,879	CBRE Group, Inc., Class A (a)	68,402

	Total Real Estate	607,959

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
1,752	Verizon Communications, Inc.	78,266

	Utilities — 5.3%
	Electric Utilities — 4.7%
1,546	American Electric Power Co., Inc.	107,423
646	Duke Energy Corp.	53,981
994	Edison International	77,706
987	Eversource Energy	59,909
817	NextEra Energy, Inc.	114,443
2,322	Xcel Energy, Inc.	106,526

		519,988

	Multi-Utilities — 0.6%
559	Sempra Energy	63,043

	Total Utilities	583,031

	Total Common Stocks (Cost $8,220,084)	10,701,041

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
2,982	Media General, Inc., CVR (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
353,110	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $353,110)	353,110

	Total Investments — 100.0% (Cost $8,573,194)	11,054,151
	Other Assets in Excess of Liabilities — 0.0% (g)	3,875

	NET ASSETS — 100.0%	$11,058,026

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

CVR	— Contingent Value Rights
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $20,404,000 and $109,968,000, respectively.

(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$6,906,629	$2,713,884		$2,975,793
Investments in affiliates, at value	246,532	119,456		139,641

Total investment securities, at value	7,153,161	2,833,340		3,115,434
Cash	—	—	(a)	—
Receivables:
Due from custodian	—	1,950		—
Investment securities sold	12,605	3,122		5,147
Fund shares sold	10,263	2,772		5,946
Dividends from non-affiliates	807	2,295		809
Dividends from affiliates	169	78		72

Total Assets	7,177,005	2,843,557		3,127,408

LIABILITIES:
Payables:
Investment securities purchased	8,523	15,465		26,018
Fund shares redeemed	64,462	17,337		10,301
Accrued liabilities:
Investment advisory fees	3,799	1,484		1,606
Administration fees	478	186		189
Distribution fees	700	97		261
Service fees	720	177		385
Custodian and accounting fees	14	7		8
Trustees’ and Chief Compliance Officer’s fees	16	—		—	(a)
Other	383	326		362

Total Liabilities	79,095	35,079		39,130

Net Assets	$7,097,910	$2,808,478		$3,088,278

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,631,805	$1,927,673	$2,293,950
Accumulated undistributed (distributions in excess of) net investment income	(9,977)	2,627	(5,294)
Accumulated net realized gains (losses)	38,460	64,271	85,830
Net unrealized appreciation (depreciation)	2,437,622	813,907	713,792

Total Net Assets	$7,097,910	$2,808,478	$3,088,278

Net Assets:
Class A	$1,550,092	$378,055	$915,226
Class C	605,999	30,596	90,640
Class I (formerly Select Class)	1,691,899	778,378	1,050,151
Class R2	—	600	35,242
Class R3	20	—	152
Class R4	20	—	129
Class R5	95,952	1,804	247,068
Class R6	3,153,928	1,619,045	749,670

Total	$7,097,910	$2,808,478	$3,088,278

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,344	7,791	32,697
Class C	37,898	650	4,004
Class I (formerly Select Class)	91,931	15,844	33,038
Class R2	—	12	1,163
Class R3	1	—	5
Class R4	1	—	4
Class R5	5,134	37	7,700
Class R6	168,084	32,922	23,283

Net Asset Value (a):
Class A — Redemption price per share	$17.95	$48.53	$27.99
Class C — Offering price per share (b)	15.99	47.05	22.64
Class I (formerly Select Class) — Offering and redemption price per share	18.40	49.13	31.79
Class R2 — Offering and redemption price per share	—	48.21	30.31
Class R3 — Offering and redemption price per share	17.96	—	31.71
Class R4 — Offering and redemption price per share	18.40	—	31.77
Class R5 — Offering and redemption price per share	18.69	49.17	32.09
Class R6 — Offering and redemption price per share	18.76	49.18	32.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.94	$51.22	$29.54

Cost of investments in non-affiliates	$4,469,007	$1,899,977	$2,262,001
Cost of investments in affiliates	246,532	119,456	139,641

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$17,588,371	$111,505		$10,701,041
Investments in affiliates, at value	795,573	13,435		353,110

Total investment securities, at value	18,383,944	124,940		11,054,151
Restricted cash	—	17		—
Cash	—	69		—
Deposits at broker for futures contracts	—	185		—
Deposits at broker for securities sold short	—	109,951		—
Receivables:
Investment securities sold	20,062	515		—
Fund shares sold	75,610	4		18,539
Dividends from non-affiliates	25,267	194		8,599
Dividends from affiliates	413	8		258

Total Assets	18,505,296	235,883		11,081,547

LIABILITIES:
Payables:
Securities sold short, at value	—	109,316		—
Dividend expense to non-affiliates on securities sold short	—	67		—
Investment securities purchased	19,144	943		4,860
Fund shares redeemed	68,819	1,047		9,855
Variation margin on futures contracts	—	1		—
Accrued liabilities:
Investment advisory fees	9,597	54		5,555
Administration fees	1,200	—		668
Distribution fees	762	3		761
Service fees	1,108	24		696
Custodian and accounting fees	42	3		29
Trustees’ and Chief Compliance Officer’s fees	93	—	(a)	48
Other	1,519	40		1,049

Total Liabilities	102,284	111,498		23,521

Net Assets	$18,403,012	$124,385		$11,058,026

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,863,507	$116,891	$8,484,737
Accumulated undistributed (distributions in excess of) net investment income	72,501	(202)	57,021
Accumulated net realized gains (losses)	241,239	(7,525)	35,311
Net unrealized appreciation (depreciation)	6,225,765	15,221	2,480,957

Total Net Assets	$18,403,012	$124,385	$11,058,026

Net Assets:
Class A	$2,149,689	$5,295	$1,432,370
Class C	452,351	3,286	746,521
Class I (formerly Select Class)	2,902,646	115,804	2,165,577
Class L (formerly Institutional Class)	12,478,637	—	3,643,327
Class R2	85,287	—	—
Class R3	19,262	—	385
Class R4	3,537	—	34
Class R5	30,334	—	422
Class R6	281,269	—	3,069,390

Total	$18,403,012	$124,385	$11,058,026

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	56,864	531	42,888
Class C	12,446	353	22,487
Class I (formerly Select Class)	75,916	11,321	64,416
Class L (formerly Institutional Class)	322,404	—	108,326
Class R2	2,347	—	—
Class R3	511	—	12
Class R4	93	—	1
Class R5	784	—	12
Class R6	7,270	—	91,334

Net Asset Value (a):
Class A — Redemption price per share	$37.80	$9.97	$33.40
Class C — Offering price per share (b)	36.35	9.31	33.20
Class I (formerly Select Class) — Offering and redemption price per share	38.24	10.23	33.62
Class L (formerly Institutional Class) — Offering and redemption price per share	38.70	—	33.63
Class R2 — Offering and redemption price per share	36.33	—	—
Class R3 — Offering and redemption price per share	37.67	—	33.24
Class R4 — Offering and redemption price per share	38.16	—	33.55
Class R5 — Offering and redemption price per share	38.67	—	33.59
Class R6 — Offering and redemption price per share	38.69	—	33.61
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.89	$10.52	$35.25

Cost of investments in non-affiliates	$11,362,606	$93,859	$8,220,084
Cost of investments in affiliates	795,573	13,435	353,110
Proceeds from securities sold short	—	106,878	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$11		$4	$3
Dividend income from non-affiliates	42,896		30,604	19,191
Dividend income from affiliates	774		435	351

Total investment income	43,681		31,043	19,545

EXPENSES:
Investment advisory fees	41,539		16,901	18,725
Administration fees	5,226		2,127	2,356
Distribution fees:
Class A	3,978		886	2,296
Class C	4,427		236	697
Class R2	—		3	152
Class R3 (a)(b)	—	(c)	—	—	(c)
Service fees:
Class A	3,978		886	2,296
Class C	1,476		79	233
Class I (formerly Select Class)	3,014		1,743	2,363
Class R2	—		1	76
Class R3 (a)(b)	—	(c)	—	—	(c)
Class R4 (a)(b)	—	(c)	—	—	(c)
Class R5	55		2	144
Custodian and accounting fees	173		74	93
Interest expense to affiliates	—	(c)	—	—
Professional fees	100		71	77
Trustees’ and Chief Compliance Officer’s fees	48		33	31
Printing and mailing costs	368		235	228
Registration and filing fees	213		109	137
Transfer agency fees (See Note 2.E.)	213		43	430
Sub-transfer agency fees (See Note 2.E.)	2,009		949	1,712
Other	164		51	60

Total expenses	66,981		24,429	32,106

Less fees waived	(2,436)		(1,939)	(3,158)
Less expense reimbursements	(7)		(23)	(114)

Net expenses	64,538		22,467	28,834

Net investment income (loss)	(20,857)		8,576	(9,289)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	258,483		120,548	128,903
Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,188,472		282,160	403,806

Net realized/unrealized gains (losses)	1,446,955		402,708	532,709

Change in net assets resulting from operations	$1,426,098		$411,284	$523,420

(a)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$— (a)	$—
Interest income from affiliates	—	(a)	— (a)	23
Dividend income from non-affiliates	287,975		2,230	216,570
Dividend income from affiliates	3,332		65	1,251
Interest income from non-affiliates on securities sold short	—		245	—
Foreign taxes withheld	63		—	71

Total investment income	291,370		2,540	217,915

EXPENSES:
Investment advisory fees	111,486		1,285	67,827
Administration fees	14,027		131	8,535
Distribution fees:
Class A	5,588		14	4,408
Class C	3,957		38	5,668
Class R2	338		—	—
Class R3 (b)	4		—	—	(a)
Service fees:
Class A	5,588		14	4,408
Class C	1,319		13	1,890
Class I (formerly Select Class)	6,710		375	3,688
Class L (formerly Institutional Class)	11,555		—	4,438
Class R2	169		—	—
Class R3 (b)	4		—	—	(a)
Class R4 (b)	1		—	—	(a)
Class R5 (b)	2		—	—	(a)
Custodian and accounting fees	470		34	285
Interest expense to affiliates	—	(a)	5	—
Professional fees	420		53	274
Interest expense to non-affiliates	—		— (a)	—
Trustees’ and Chief Compliance Officer’s fees	129		26	81
Printing and mailing costs	1,203		13	987
Registration and filing fees	589		41	368
Transfer agency fees (See Note 2.E.)	994		4	245
Sub-transfer agency fees (See Note 2.E.)	11,135		16	3,780
Other	398		7	172
Dividend expense to non-affiliates on securities sold short	—		1,846	—

Total expenses	176,086		3,915	107,054

Less fees waived	(19,838)		(448)	(8,721)
Less expense reimbursements	(5,540)		—	(588)

Net expenses	150,708		3,467	97,745

Net investment income (loss)	140,662		(927)	120,170

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	458,502		24,173	526,307
Futures	—		(234)	—
Securities sold short	—		(20,442)	—

Net realized gain (loss)	458,502		3,497	526,307

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,674,398		3,712	1,078,370
Futures	—		43	—
Securities sold short	—		(3,896)	—

Change in net unrealized appreciation/depreciation	1,674,398		(141)	1,078,370

Net realized/unrealized gains (losses)	2,132,900		3,356	1,604,677

Change in net assets resulting from operations	$2,273,562		$2,429	$1,724,847

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(20,857)	$(20,440)	$8,576	$8,836
Net realized gain (loss)	258,483	(145,387)	120,548	58,144
Change in net unrealized appreciation/depreciation	1,188,472	(181,585)	282,160	(300,510)

Change in net assets resulting from operations	1,426,098	(347,412)	411,284	(233,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(356)	(182)
From net realized gains	—	(57,173)	(10,459)	(12,309)
Class C
From net realized gains	—	(20,218)	(964)	(1,246)
Class I (formerly Select Class)
From net investment income	—	—	(2,165)	(2,603)
From net realized gains	—	(48,267)	(20,374)	(75,744)
Class R2
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	(19)	(39)
Class R5
From net investment income	—	—	(11)	(7)
From net realized gains	—	(2,457)	(84)	(147)
Class R6
From net investment income	—	—	(6,472)	(3,761)
From net realized gains	—	(86,200)	(46,392)	(61,528)

Total distributions to shareholders	—	(214,315)	(87,296)	(157,566)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(291,788)	1,337,047	120,141	(547,848)

NET ASSETS:
Change in net assets	1,134,310	775,320	444,129	(938,944)
Beginning of period	5,963,600	5,188,280	2,364,349	3,303,293

End of period	$7,097,910	$5,963,600	$2,808,478	$2,364,349

Accumulated undistributed (distributions in excess of) net investment income	$(9,977)	$(8,414)	$2,627	$3,375

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,289)	$(11,080)	$140,662	$133,064
Net realized gain (loss)	128,903	181,344	458,502	921,071
Change in net unrealized appreciation/depreciation	403,806	(478,421)	1,674,398	(753,064)

Change in net assets resulting from operations	523,420	(308,157)	2,273,562	301,071

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,018)	(9,590)
From net realized gains	(449)	(56,339)	(135,546)	(130,210)
Class C
From net realized gains	(55)	(6,714)	(33,147)	(31,402)
Class I (formerly Select Class)
From net investment income	—	—	(17,549)	(14,584)
From net realized gains	(390)	(50,435)	(155,821)	(117,229)
Class L (formerly Institutional Class)
From net investment income	—	—	(100,129)	(89,774)
From net realized gains	—	—	(669,173)	(526,794)
Class R2
From net investment income	—	—	(133)	(113)
From net realized gains	(11)	(1,533)	(4,114)	(3,769)
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R5 (c)
From net investment income	—	—	— (b)	—
From net realized gains	(96)	(8,974)	(1)	—
Class R6 (c)
From net investment income	—	—	(437)	—
From net realized gains	(275)	(23,518)	(2,480)	—

Total distributions to shareholders	(1,276)	(147,513)	(1,127,550)	(923,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(285,349)	244,627	1,692,858	227,463

NET ASSETS:
Change in net assets	236,795	(211,043)	2,838,870	(394,931)
Beginning of period	2,851,483	3,062,526	15,564,142	15,959,073

End of period	$3,088,278	$2,851,483	$18,403,012	$15,564,142

Accumulated undistributed (distributions in excess of) net investment income	$(5,294)	$(4,220)	$72,501	$59,105

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(927)	$(1,875)	$120,170	$137,198
Net realized gain (loss)	3,497	30,953	526,307	(206,123)
Change in net unrealized appreciation/depreciation	(141)	(24,115)	1,078,370	(248,822)

Change in net assets resulting from operations	2,429	4,963	1,724,847	(317,747)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,004)	(13,377)
From net realized gains	—	—	—	(22,474)
Class C
From net investment income	—	—	(4,071)	(1,450)
From net realized gains	—	—	—	(7,412)
Class I (formerly Select Class)
From net investment income	—	—	(17,338)	(9,572)
From net realized gains	—	—	—	(14,779)
Class L (formerly Institutional Class)
From net investment income	—	—	(51,645)	(77,515)
From net realized gains	—	—	—	(69,917)
Class R3 (a)
From net investment income	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
Class R5 (a)
From net investment income	—	—	— (b)	—
Class R6 (a)
From net investment income	—	—	(44,017)	—

Total distributions to shareholders	—	—	(134,075)	(216,496)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(66,147)	(107,540)	(623,697)	(669,313)

NET ASSETS:
Change in net assets	(63,718)	(102,577)	967,075	(1,203,556)
Beginning of period	188,103	290,680	10,090,951	11,294,507

End of period	$124,385	$188,103	$11,058,026	$10,090,951

Accumulated undistributed (distributions in excess of) net investment income	$(202)	$(583)	$57,021	$73,682

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$381,174	$1,090,924	$121,592	$174,026
Distributions reinvested	—	56,255	10,791	12,454
Cost of shares redeemed	(822,569)	(535,940)	(133,304)	(64,301)

Change in net assets resulting from Class A capital transactions	$(441,395)	$611,239	$(921)	$122,179

Class C
Proceeds from shares issued	$114,033	$406,222	$7,205	$12,272
Distributions reinvested	—	18,351	964	1,246
Cost of shares redeemed	(227,966)	(105,053)	(13,282)	(4,843)

Change in net assets resulting from Class C capital transactions	$(113,933)	$319,520	$(5,113)	$8,675

Class I (formerly Select Class)
Proceeds from shares issued	$917,922	$709,570	$289,476	$250,507
Distributions reinvested	—	31,907	19,559	64,677
Cost of shares redeemed	(424,343)	(865,494)	(241,418)	(1,207,577)

Change in net assets resulting from Class I capital transactions	$493,579	$(124,017)	$67,617	$(892,393)

Class R2
Proceeds from shares issued	$—	$—	$107	$235
Distributions reinvested	—	—	13	27
Cost of shares redeemed	—	—	(284)	(320)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(164)	$(58)

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R5
Proceeds from shares issued	$17,853	$41,933	$831	$2,174
Distributions reinvested	—	2,457	95	154
Cost of shares redeemed	(23,614)	(15,257)	(2,320)	(861)

Change in net assets resulting from Class R5 capital transactions	$(5,761)	$29,133	$(1,394)	$1,467

Class R6
Proceeds from shares issued	$161,959	$708,587	$173,778	$260,148
Distributions reinvested	—	83,297	52,511	65,041
Cost of shares redeemed	(386,277)	(290,712)	(166,173)	(112,907)

Change in net assets resulting from Class R6 capital transactions	$(224,318)	$501,172	$60,116	$212,282

Total change in net assets resulting from capital transactions	$(291,788)	$1,337,047	$120,141	$(547,848)

(a)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	23,931	73,064	2,680	4,101
Reinvested	—	3,824	244	299
Redeemed	(51,511)	(37,546)	(2,942)	(1,522)

Change in Class A Shares	(27,580)	39,342	(18)	2,878

Class C
Issued	7,911	30,118	164	297
Reinvested	—	1,389	22	30
Redeemed	(16,036)	(8,092)	(302)	(116)

Change in Class C Shares	(8,125)	23,415	(116)	211

Class I (formerly Select Class)
Issued	55,638	46,757	6,309	5,728
Reinvested	—	2,122	436	1,536
Redeemed	(26,275)	(62,228)	(5,239)	(30,292)

Change in Class I Shares	29,363	(13,349)	1,506	(23,028)

Class R2
Issued	—	—	2	6
Reinvested	—	—	— (a)	1
Redeemed	—	—	(6)	(8)

Change in Class R2 Shares	—	—	(4)	(1)

Class R3 (b)
Issued	1	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (b)
Issued	1	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5
Issued	1,062	2,743	19	47
Reinvested	—	161	2	4
Redeemed	(1,434)	(1,010)	(49)	(20)

Change in Class R5 Shares	(372)	1,894	(28)	31

Class R6
Issued	9,786	47,326	3,807	6,062
Reinvested	—	5,459	1,169	1,544
Redeemed	(23,089)	(19,751)	(3,615)	(2,766)

Change in Class R6 Shares	(13,303)	33,034	1,361	4,840

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$98,041	$297,295	$419,157	$358,763
Distributions reinvested	434	54,215	131,659	127,887
Cost of shares redeemed	(295,300)	(221,243)	(852,023)	(694,701)

Change in net assets resulting from Class A capital transactions	$(196,825)	$130,267	$(301,207)	$(208,051)

Class C
Proceeds from shares issued	$16,838	$56,492	$23,292	$28,896
Distributions reinvested	49	5,744	26,948	25,199
Cost of shares redeemed	(38,935)	(23,954)	(180,218)	(73,557)

Change in net assets resulting from Class C capital transactions	$(22,048)	$38,282	$(129,978)	$(19,462)

Class I (formerly Select Class)
Proceeds from shares issued	$310,137	$596,426	$963,041	$575,208
Distributions reinvested	339	41,535	157,140	119,621
Cost of shares redeemed	(362,253)	(484,304)	(727,688)	(626,053)
Redemptions in-kind (See Note 7)	—	(602,118)	—	—

Change in net assets resulting from Class I capital transactions	$(51,777)	$(448,461)	$392,493	$68,776

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$3,537,449	$2,148,891
Distributions reinvested	—	—	668,445	515,077
Cost of shares redeemed	—	—	(2,817,548)	(2,275,447)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,388,346	$388,521

Class R2
Proceeds from shares issued	$17,018	$31,035	$37,304	$14,006
Distributions reinvested	10	1,494	3,910	3,715
Cost of shares redeemed	(19,788)	(6,825)	(26,653)	(20,042)

Change in net assets resulting from Class R2 capital transactions	$(2,760)	$25,704	$14,561	$(2,321)

Class R3 (a)
Proceeds from shares issued	$154	$—	$19,636	$—
Distributions reinvested	— (b)	—	1	—
Cost of shares redeemed	(12)	—	(706)	—

Change in net assets resulting from Class R3 capital transactions	$142	$—	$18,931	$—

Class R4 (a)
Proceeds from shares issued	$122	$—	$3,529	$—
Distributions reinvested	— (b)	—	1	—
Cost of shares redeemed	(2)	—	(38)	—

Change in net assets resulting from Class R4 capital transactions	$120	$—	$3,492	$—

Class R5 (c)
Proceeds from shares issued	$40,930	$120,489	$30,405	$—
Distributions reinvested	91	8,974	1	—
Cost of shares redeemed	(60,912)	(42,206)	(421)	—

Change in net assets resulting from Class R5 capital transactions	$(19,891)	$87,257	$29,985	$—

Class R6 (c)
Proceeds from shares issued	$197,543	$509,276	$292,949	$—
Distributions reinvested	274	23,176	2,917	—
Cost of shares redeemed	(190,127)	(120,874)	(19,631)	—

Change in net assets resulting from Class R6 capital transactions	$7,690	$411,578	$276,235	$—

Total change in net assets resulting from capital transactions	$(285,349)	$244,627	$1,692,858	$227,463

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	3,890	11,900	11,445	10,465
Reinvested	18	2,266	3,648	3,881
Redeemed	(11,718)	(9,178)	(23,250)	(20,274)

Change in Class A Shares	(7,810)	4,988	(8,157)	(5,928)

Class C
Issued	818	2,722	663	877
Reinvested	3	295	778	794
Redeemed	(1,896)	(1,230)	(5,080)	(2,221)

Change in Class C Shares	(1,075)	1,787	(3,639)	(550)

Class I (formerly Select Class)
Issued	10,786	21,225	26,028	16,809
Reinvested	12	1,536	4,300	3,589
Redeemed	(12,803)	(17,722)	(19,566)	(18,078)
Redemptions in-kind (See Note 7)	—	(20,287)	—	—

Change in Class I Shares	(2,005)	(15,248)	10,762	2,320

Class L (formerly Institutional Class)
Issued	—	—	94,419	61,500
Reinvested	—	—	18,060	15,274
Redeemed	—	—	(75,042)	(65,137)

Change in Class L Shares	—	—	37,437	11,637

Class R2
Issued	629	1,143	1,050	421
Reinvested	— (a)	57	113	117
Redeemed	(729)	(266)	(754)	(606)

Change in Class R2 Shares	(100)	934	409	(68)

Class R3 (b)
Issued	5	—	530	—
Reinvested	— (a)	—	— (a)	—
Redeemed	— (a)	—	(19)	—

Change in Class R3 Shares	5	—	511	—

Class R4 (b)
Issued	4	—	94	—
Reinvested	— (a)	—	— (a)	—
Redeemed	— (a)	—	(1)	—

Change in Class R4 Shares	4	—	93	—

Class R5 (c)
Issued	1,404	4,352	795	—
Reinvested	3	329	— (a)	—
Redeemed	(2,103)	(1,554)	(11)	—

Change in Class R5 Shares	(696)	3,127	784	—

Class R6 (c)
Issued	6,766	18,275	7,706	—
Reinvested	10	849	79	—
Redeemed	(6,595)	(4,509)	(515)	—

Change in Class R6 Shares	181	14,615	7,270	—

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,341	$3,218	$526,758	$696,311
Distributions reinvested	—	—	16,190	34,339
Cost of shares redeemed	(2,701)	(2,889)	(1,438,824)	(1,032,013)

Change in net assets resulting from Class A capital transactions	$(1,360)	$329	$(895,876)	$(301,363)

Class C
Proceeds from shares issued	$57	$1,852	$124,351	$188,939
Distributions reinvested	—	—	3,544	7,489
Cost of shares redeemed	(2,962)	(2,446)	(223,429)	(140,118)

Change in net assets resulting from Class C capital transactions	$(2,905)	$(594)	$(95,534)	$56,310

Class I (formerly Select Class)
Proceeds from shares issued	$1,846	$4,346	$1,247,895	$675,086
Distributions reinvested	—	—	12,528	17,378
Cost of shares redeemed	(63,728)	(111,621)	(728,849)	(2,253,026)

Change in net assets resulting from Class I capital transactions	$(61,882)	$(107,275)	$531,574	$(1,560,562)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$1,631,959	$3,435,571
Distributions reinvested	—	—	45,687	138,955
Cost of shares redeemed	—	—	(3,876,760)	(2,438,224)
Redemptions in-kind (See Note 7)	—	—	(644,712)	—

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,843,826)	$1,136,302

Class R3 (a)
Proceeds from shares issued	$—	$—	$393	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(15)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$378	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$31	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$31	$—

Class R5 (a)
Proceeds from shares issued	$—	$—	$415	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$415	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$2,989,115	$—
Distributions reinvested	—	—	44,017	—
Cost of shares redeemed	—	—	(353,991)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,679,141	$—

Total change in net assets resulting from capital transactions	$(66,147)	$(107,540)	$(623,697)	$(669,313)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	133	316	16,726	24,694
Reinvested	—	—	497	1,244
Redeemed	(270)	(284)	(45,710)	(36,328)

Change in Class A Shares	(137)	32	(28,487)	(10,390)

Class C
Issued	6	194	3,919	6,724
Reinvested	—	—	109	273
Redeemed	(315)	(258)	(7,093)	(5,029)

Change in Class C Shares	(309)	(64)	(3,065)	1,968

Class I (formerly Select Class)
Issued	180	416	38,266	24,052
Reinvested	—	—	383	626
Redeemed	(6,171)	(10,669)	(23,245)	(78,871)

Change in Class I Shares	(5,991)	(10,253)	15,404	(54,193)

Class L (formerly Institutional Class)
Issued	—	—	51,361	120,136
Reinvested	—	—	1,397	5,004
Redeemed	—	—	(129,686)	(88,948)
Redemptions in-kind (See Note 7)	—	—	(19,228)	—

Change in Class L Shares	—	—	(96,156)	36,192

Class R3 (a)
Issued	—	—	12	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	— (b)	—

Change in Class R3 Shares	—	—	12	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5 (a)
Issued	—	—	12	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	— (b)	—

Change in Class R5 Shares	—	—	12	—

Class R6 (a)
Issued	—	—	100,995	—
Reinvested	—	—	1,347	—
Redeemed	—	—	(11,008)	—

Change in Class R6 Shares	—	—	91,334	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2017	$14.42	$(0.09)		$3.62	$3.53	$—	$—	$—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)	1.97	1.98	(0.01)	(0.03)	(0.04)

Class C
Year Ended June 30, 2017	12.91	(0.15)		3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)	1.81	1.77	—	(0.03)	(0.03)

Class I (formerly Select Class)
Year Ended June 30, 2017	14.75	(0.05)		3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)	1.98	2.02	(0.02)	(0.03)	(0.05)

Class R3
May 31, 2017 (g) through June 30, 2017	17.85	(0.01)		0.12	0.11	—	—	—

Class R4
May 31, 2017 (g) through June 30, 2017	18.29	—	(h)	0.11	0.11	—	—	—

Class R5
Year Ended June 30, 2017	14.96	(0.03)		3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)	2.01	2.07	(0.05)	(0.03)	(0.08)

Class R6
Year Ended June 30, 2017	15.00	(0.01)		3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (g) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.01 and $0.03 for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.09% and 0.27% for Class A, Class C, Class I and Class R5 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.95	24.48%	$1,550,092	1.24%	(0.56)%		1.32%	34%
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(f)	1.28	76

15.99	23.86	605,999	1.74	(1.06)		1.82	34
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(f)	1.78	76

18.40	24.75	1,691,899	1.00	(0.31)		1.04	34
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(f)	1.03	76

17.96	0.62	20	1.25	(0.55)		1.25	34

18.40	0.60	20	0.99	(0.29)		1.00	34

18.69	24.93	95,952	0.85	(0.17)		0.88	34
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(f)	0.84	76

18.76	25.07	3,153,928	0.74	(0.06)		0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2017	$42.95	$(0.02)		$7.02	$7.00	$(0.05)	$(1.37)	$(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)	7.36	7.46	(0.07)	(0.26)	(0.33)

Class C
Year Ended June 30, 2017	41.85	(0.25)		6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)	7.29	7.22	— (g)	(0.26)	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	43.41	0.14		7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)	7.40	7.60	(0.17)	(0.26)	(0.43)

Class R2
Year Ended June 30, 2017	42.75	(0.14)		6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (h) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2017	43.43	0.18		7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2017	43.44	0.21		7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Class I Shares , respectively.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.53	16.61%	$378,055	1.24%	(0.05)%		1.37%	38%
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(f)	1.49	67

47.05	16.01	30,596	1.74	(0.56)		1.92	38
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(f)	2.00	67

49.13	17.01	778,378	0.89	0.30		1.08	38
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(f)	1.23	67

48.21	16.30	600	1.49	(0.31)		1.69	38
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

49.17	17.14	1,804	0.79	0.40		0.87	38
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

49.18	17.18	1,619,045	0.74	0.45		0.75	38
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2017	$23.43	$(0.14)		$4.71	$4.57	$(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(g)	4.50	4.46	(0.99)

Class C
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(g)	3.91	3.79	(0.99)

Class I (formerly Select Class)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(g)	4.89	4.92	(0.99)

Class R2
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(g)	4.79	4.72	(0.99)

Class R3
September 9, 2016 (h) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
September 9, 2016 (h) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(g)	4.90	4.96	(0.99)

Class R6
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(i)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(g)	4.89	4.97	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.02), $(0.13), $0.01 and $0.02 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.10)%, (0.57)%, 0.04% and 0.09% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.99	19.52%	$915,226	1.23%	(0.56)%		1.36%	41%
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(g)	1.45	70

22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70

31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69
25.08	24.06	894,740	0.93	0.14	(g)	1.20	70

30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69
24.56	23.46	320	1.39	(0.32	)(g)	1.71	70

31.71	17.24	152	1.23	(0.54)		1.42	41

31.77	17.46	129	0.98	(0.23)		1.10	41

32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69
25.15	24.22	17,848	0.79	0.28	(g)	1.00	70

32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69
25.17	24.26	47,434	0.74	0.34	(g)	0.98	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2017	$35.41	$0.17		$4.60	$4.77	$(0.14)	$(2.24)	$(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(g)	6.20	6.39	(0.29)	(0.22)	(0.51)

Class C
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(g)	6.03	6.08	(0.16)	(0.22)	(0.38)

Class I (formerly Select Class)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(g)	6.24	6.51	(0.35)	(0.22)	(0.57)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(g)	6.31	6.65	(0.41)	(0.22)	(0.63)

Class R2
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(g)	6.03	6.15	(0.30)	(0.22)	(0.52)

Class R3
September 9, 2016 (i) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
September 9, 2016 (i) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
September 9, 2016 (i) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
September 9, 2016 (i) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.23 and $0.32 for Class A, Class C, Class R2, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Class L and Class I Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.23 and $0.31 for Class A, Class C, Class R2, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 0.80% and 1.04% for Class A, Class C, Class R2, Class I and Class L Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.80	13.83%	$2,149,689	1.23%	0.45%		1.36%	23%
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23

36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23

38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23

38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23

36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23

37.67	12.70	19,262	1.24	0.87		1.35	23

38.16	12.89	3,537	0.99	1.26		1.10	23

38.67	13.06	30,334	0.84	1.18		1.02	23

38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2017	$9.90	$(0.08)		$0.15	$0.07
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)	0.21	0.10

Class C
Year Ended June 30, 2017	9.29	(0.12)		0.14	0.02
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)	0.20	0.03

Class I (formerly Select Class)
Year Ended June 30, 2017	10.13	(0.06)		0.16	0.10
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)	0.21	0.12

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.60% for the year ended June 30, 2017, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014 and 1.48% and 1.88% for the year ended June 30, 2013; for Class C are 1.73% and 2.10% for the year ended June 30, 2017, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014 and 2.15% and 2.38% for the year ended June 30, 2013; for Class I are 0.97% and 1.24% for the year ended June 30, 2017, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, respectively.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate	Portfolio turnover rate (including short sales)

$9.97	0.71%	$5,295	2.38%	(0.78)%		2.75%	78%	229%
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(e)	3.44	94	251

9.31	0.22	3,286	2.88	(1.31)		3.25	78	229
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(e)	3.92	94	251

10.23	0.99	115,804	2.12	(0.54)		2.39	78	229
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(e)	3.18	94	251

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2017	$28.66	$0.27	$4.77	$5.04	$(0.30)	$—	$(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)

Class C
Year Ended June 30, 2017	28.52	0.11	4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)

Class I (formerly Select Class)
Year Ended June 30, 2017	28.86	0.35	4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	28.86	0.41	4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)

Class R3
September 9, 2016 (f) through June 30, 2017	29.33	0.29	4.06	4.35	(0.44)	—	(0.44)

Class R4
September 9, 2016 (f) through June 30, 2017	29.56	0.27	4.18	4.45	(0.46)	—	(0.46)

Class R5
September 9, 2016 (f) through June 30, 2017	29.57	0.30	4.20	4.50	(0.48)	—	(0.48)

Class R6
September 9, 2016 (f) through June 30, 2017	29.57	0.36	4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$33.40	17.60%	$1,432,370	1.24%	0.85%	1.36%	24%
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22

33.20	17.02	746,521	1.74	0.34	1.81	24
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22

33.62	17.89	2,165,577	0.99	1.09	1.04	24
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22

33.63	18.17	3,643,327	0.75	1.32	0.87	24
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22

33.24	14.87	385	1.24	1.09	1.36	24

33.55	15.10	34	1.00	1.05	1.08	24

33.59	15.27	422	0.83	1.14	0.89	24

33.61	15.35	3,069,390	0.74	1.39	0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class I^, Class R2^^, Class R3^^^, Class R4^^^, Class R5 and Class R6	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class I^, Class R2, Class R5 and Class R6	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class I^, Class L**, Class R2, Class R3*, Class R4*, Class R5*** and Class R6***	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Class I^	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class I^, Class L**, Class R2^^, Class R3*, Class R4*, Class R5*** and Class R6***	JPM I	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
^^	Class R2 Shares commenced operations on July 31, 2017 for Growth Advantage Fund and Value Advantage Fund.
^^^	Class R3 and Class R4 Shares commenced operations on May 31, 2017 for Growth Advantage Fund.
*	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,153,161	$—	$—	$7,153,161

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,833,340	$—	$—	$2,833,340

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,115,434	$—	$—	$3,115,434

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,383,944	$—	$—	$18,383,944

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$124,940	$—	$—		$124,940

Total Liabilities for Securities Sold Short (a)	$(109,316)	$—	$—		$(109,316)

Appreciation in Other Financial Instruments
Futures Contracts	$13	$—	$—		$13

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,054,151	$—	$—	(c)	$11,054,151

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than 500.

There were no transfers among any levels during the year ended June 30, 2017.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2017, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,807	(a)
Average Notional Balance Short	1,102
Ending Notional Balance Long	—
Ending Notional Balance Short	2,419

(a)	For the period May 1, 2017 through May 31, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$105	$45	$37	n/a	n/a		$—		$—		$5		$21	$213
Sub-transfer agency fees	1,057	396	498	n/a	n/a		—		—		58		—	2,009
Mid Cap Equity Fund
Transfer agency fees	16	3	13	n/a	$—	(a)	n/a		n/a		—	(a)	11	43
Sub-transfer agency fees	390	50	507	n/a	1		n/a		n/a		1		—	949
Mid Cap Growth Fund
Transfer agency fees	337	12	32	n/a	11		—	(a)	—	(a)	5		33	430
Sub-transfer agency fees	700	79	715	n/a	48		—		—		170		—	1,712
Mid Cap Value Fund
Transfer agency fees	146	24	41	$766	10		2		—	(a)	4		1	994
Sub-transfer agency fees	2,363	267	1,846	6,565	94		—	(a)	—	(a)	—		—	11,135
Multi-Cap Market Neutral Fund
Transfer agency fees	1	1	2	n/a	n/a		n/a		n/a		n/a		n/a	4
Sub-transfer agency fees	5	5	6	n/a	n/a		n/a		n/a		n/a		n/a	16
Value Advantage Fund
Transfer agency fees	93	51	30	60	n/a		—	(a)	—	(a)	—	(a)	11	245
Sub-transfer agency fees	1,796	441	524	1,019	n/a		—		—		—		—	3,780

(a)	Amount rounds to less than 500.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(20,689)	$19,294	$1,395
Mid Cap Equity Fund	1	(320)	319
Mid Cap Growth Fund	(9,863)	8,215	1,648
Mid Cap Value Fund	— (a)	—	—	(a)
Multi-Cap Market Neutral Fund	(1,381)	1,308	73
Value Advantage Fund	265,353	(2,756)	(262,597)

(a)	Amount rounds to less than 500.

The reclassification for the Funds relate primarily to net operating losses, investments in partnerships, non-taxable dividends and adjustments to gain/loss due to redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Dis-

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

tribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50%	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	n/a	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$475		$5
Mid Cap Equity Fund	248		2
Mid Cap Growth Fund	87		1
Mid Cap Value Fund	45		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	330		6

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.25%	0.10	%*
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	n/a	n/a	0.10	*
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10	*
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10	*
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Value Advantage Fund	0.25	0.25	0.25	0.10	n/a	0.25	0.25	0.10	*

*	Prior to April 3, 2017, the service fee for Class R5 Shares were 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund*	1.24%		1.74%		0.99%		n/a	n/a		1.25%	1.00%	0.85%	0.75%
Mid Cap Equity Fund	1.25		1.75		0.90		n/a	1.50%		n/a	n/a	0.80	0.75
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49	**	1.24%	0.99	0.79	0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25	1.00	0.85	0.75
Multi-Cap Market Neutral Fund	1.25		1.75		0.99		n/a	n/a		n/a	n/a	n/a	n/a
Value Advantage Fund	1.24	***	1.74	***	0.99	***	0.75	n/a		1.25	1.00	0.85	0.75

*	The contractual expense percentages in the table above are in place until at least October 31, 2018 except for Class R3 and Class R4 Shares that are in place until May 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Growth Advantage Fund was 1.25%, 1.75%, 1.10%, 0.90% and 0.85%, for Class A, Class C, Class I, Class R5 and Class R6 Shares, respectively.
**	The contractual expense percentage in the table above is in place until at least October 31, 2018. For Mid Cap Growth Fund Class R2 Shares, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.40% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016 the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.40%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.
***	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Value Advantage Fund was 1.25%, 1.75%, and 1.00%, for Class A, Class C and Class I Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$17	$12	$2,160	$2,189	$7
Mid Cap Equity Fund	88	59	1,640	1,787	23
Mid Cap Growth Fund	295	195	2,543	3,033	114
Mid Cap Value Fund	1,575	1,035	15,940	18,550	5,540
Multi-Cap Market Neutral Fund	276	131	14	421	—
Value Advantage Fund	882	587	6,850	8,319	588

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 was as follows (amounts in thousands):

Growth Advantage Fund	$247
Mid Cap Equity Fund	152
Mid Cap Growth Fund	125
Mid Cap Value Fund	1,288
Multi-Cap Market Neutral Fund	27
Value Advantage Fund	402

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$—	(a)
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	2
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,140,445	$2,493,607	$—	$—
Mid Cap Equity Fund	959,015	949,951	—	—
Mid Cap Growth Fund	1,150,873	1,481,479	—	—
Mid Cap Value Fund	4,239,718	3,735,324	—	—
Multi-Cap Market Neutral Fund	111,822	202,705	127,833	216,504
Value Advantage Fund	2,440,060	2,772,718	—	—

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,761,420	$2,441,059	$49,318	$2,391,741
Mid Cap Equity Fund	2,048,226	837,632	52,518	785,114
Mid Cap Growth Fund	2,424,869	748,948	58,383	690,565
Mid Cap Value Fund	12,223,368	6,541,794	381,218	6,160,576
Multi-Cap Market Neutral Fund	109,292	19,362	3,714	15,648
Value Advantage Fund	8,611,044	2,674,714	231,607	2,443,107

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Mid Cap Equity Fund	$9,004	$78,292	$87,296
Mid Cap Growth Fund	—	1,276	1,276
Mid Cap Value Fund	143,520	984,030	1,127,550
Value Advantage Fund	134,075	—	134,075

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$214,315	$214,315
Mid Cap Equity Fund	27,480	130,086	157,566
Mid Cap Growth Fund	6,084	141,429	147,513
Mid Cap Value Fund	128,760	794,705	923,465
Value Advantage Fund	146,612	69,884	216,496

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$90,502	$—	$2,391,741
Mid Cap Equity Fund	26,762	68,968	—	785,114
Mid Cap Growth Fund	—	109,059	—	690,565
Mid Cap Value Fund	92,730	293,891	(7,367)	6,160,576
Multi-Cap Market Neutral Fund	—	—	(1,694)	9,393
Value Advantage Fund	57,092	73,163	—	2,443,107

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, loss deferrals on unsettled short sales, investments in partnerships and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$7,367	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under internal Revenue Code Sections 381-384.

As of June 30, 2017, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$1,694	$—

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

During the year ended June 30, 2017, the following Funds utilized net capital loss carryforwards as follows (amounts in thousands):

Mid Cap Value Fund	$7,367
Multi-Cap Market Neutral Fund	427
Value Advantage Fund	$49,224

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Net Capital Loss
		Short-Term	Long-Term
Growth Advantage Fund	$9,926	$6,162	$—
Mid Cap Growth Fund	5,192	—	—
Multi-Cap Market Neutral Fund	163	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

During the year ended June 30, 2016, certain Class I shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Class I	$602,118	*	$203,177	Redemption in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	37.7%
Mid Cap Equity Fund	n/a	49.9
Multi-Cap Market Neutral Fund	88.4%	n/a
Value Advantage Fund	n/a	23.3

As of June 30, 2017, the following Funds had omnibus accounts each owning more than 10% of the Fund’s outstanding shares as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	3	10.7%
Mid Cap Equity Fund	4	19.8
Mid Cap Value Fund	3	20.5
Value Advantage Fund	4	11.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2017, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JP Morgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate series of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate series of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate series of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate series of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, 2016-17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,183.30	$6.66	1.23%
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,180.10	9.35	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual*	1,000.00	1,185.80	4.01	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R3
Actual**	1,000.00	1,184.00	5.31	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class R4
Actual**	1,000.00	1,006.20	1.03	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class R5
Actual*	1,000.00	1,006.00	0.82	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R6
Actual*	1,000.00	1,185.20	4.55	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,106.50	6.48	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,103.70	9.08	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class I (formerly Select Class)
Actual*	$1,000.00	$1,108.50	$4.65	0.89%
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class R2
Actual*	1,000.00	1,105.20	7.78	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual*	1,000.00	1,108.90	4.13	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,109.30	3.87	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,154.20	6.57	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,151.10	9.23	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual*	1,000.00	1,156.10	4.92	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92
Class R2
Actual*	1,000.00	1,153.00	7.69	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class R3
Actual*	1,000.00	1,154.00	6.57	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class R4
Actual*	1,000.00	1,155.70	5.24	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class R5
Actual*	1,000.00	1,156.80	4.17	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R6
Actual*	1,000.00	1,157.40	3.90	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,060.60	6.28	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,058.20	8.88	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,062.20	5.01	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L (formerly Institutional Class)
Actual*	1,000.00	1,063.20	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R2
Actual*	1,000.00	1,059.20	7.61	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R3
Actual*	$1,000.00	$1,061.10	$6.34	1.24%
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,062.10	5.06	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,062.90	4.30	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R6
Actual*	1,000.00	1,063.50	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	992.00	11.90	2.41
Hypothetical*	1,000.00	1,012.84	12.03	2.41
Class C
Actual*	1,000.00	989.40	14.30	2.90
Hypothetical*	1,000.00	1,010.41	14.46	2.90
Class I (formerly Select Class)
Actual*	1,000.00	993.20	10.53	2.13
Hypothetical*	1,000.00	1,014.23	10.64	2.13

Value Advantage Fund
Class A
Actual*	1,000.00	1,040.80	6.27	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,038.20	8.79	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,042.20	4.96	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L (formerly Institutional Class)
Actual*	1,000.00	1,043.40	3.80	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class R3
Actual*	1,000.00	1,040.70	6.27	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,042.20	5.06	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class R5
Actual*	1,000.00	1,042.80	4.25	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R6
Actual*	1,000.00	1,043.20	3.75	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period.) Commencement of operations was May 31, 2017.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Mid Cap Equity Fund	93.74%
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Mid Cap Equity Fund	$78,292
Mid Cap Growth Fund	1,276
Mid Cap Value Fund	984,030

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$9,004
Mid Cap Value Fund	143,519
Value Advantage Fund	134,075

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	86

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-MC-617

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2017

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small capitalization stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the Russell 2000 Index returned 24.60%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.99%
Russell 2000 Growth Index	24.40%

Net Assets as of 6/30/17 (In Thousands)	$170,392

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Shopify Inc., Exact Sciences Corp. and Teladoc Inc. Shares of Shopify, a provider of sales software for small and mid-sized businesses, rose amid consistent positive earnings and expanded services. Shares of Exact Sciences, a medical diagnostics company, rose in 2017 amid increased physician and insurer adoption of its colon cancer screening test. Shares of Teladoc, a provider of on-demand, remote health care, rose after the company reported improved cash flow.

Leading individual detractors from relative performance included the Fund’s overweight positions in TherapeuticsMD Inc. and Advanced Drainage Systems Inc. and its underweight position in Chemours Co. Shares of TherapeuticsMD, a drug maker, fell in mid-2017 after the U.S. Food and Drug Administration cited problems with the company’s product labeling. Shares of Advanced Drainage Systems, a manufacturer of thermoplastic water pipes, fell in late 2016 after the company delayed required financial reporting. Shares of Chemours, a chemicals manufacturer, rose after the company settled personal injury lawsuits related to toxic chemicals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	John Bean Technologies Corp.	1.8%
2.	Boyd Gaming Corp.	1.8
3.	Masonite International Corp.	1.5
4.	Summit Materials, Inc., Class A	1.5
5.	RingCentral, Inc., Class A	1.5
6.	Littelfuse, Inc.	1.5
7.	Kite Pharma, Inc.	1.4
8.	Texas Capital Bancshares, Inc.	1.3
9.	Graco, Inc.	1.3
10.	Trex Co., Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.3%
Health Care	22.1
Industrials	19.2
Consumer Discretionary	11.9
Financials	5.6
Consumer Staples	4.5
Materials	3.9
Real Estate	2.0
Energy	1.4
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		27.90%	13.36%	6.42%
Without Sales Charge		34.99	14.58	6.99
CLASS C SHARES	January 7, 1998
With CDSC**		33.34	14.01	6.42
Without CDSC		34.34	14.01	6.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	April 5, 1999	35.36	14.89	7.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*[1]	26.85%
Russell 2000 Index	24.60%

Net Assets as of 6/30/2017 (In Thousands)	$210,745

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the information technology sector was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the materials and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Extreme Networks Inc., Take-Two Interactive Software Inc. and Ultra Clean Holdings Inc. Shares of Extreme Networks, a provider of information network equipment and services, rose after the company offered to acquire Avaya Inc. Shares of Take-Two Interactive Software, a maker of computer and video games, rose on better-than-expected earnings. Shares of Ultra Clean Holdings, a maker of semiconductor manufacturing equipment, rose on better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in First Solar Inc., Essendant Inc. and Geo Group Inc. Shares of First Solar, a provider of solar energy systems that was not held in the Benchmark, fell after the company was removed from the Standard & Poor’s 500 Index. Shares of Essendant, an office products distributor, fell after the company reported a drop in revenue and earnings. Shares of Geo Group, a prison real estate investment trust, fell after the company announced its $360 million acquisition of Community Education Centers

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trinseo SA	1.1%
2.	Office Depot, Inc.	1.1
3.	GEO Group, Inc. (The)	1.1
4.	Masimo Corp.	1.1
5.	Taylor Morrison Home Corp., Class A	1.1
6.	Sanmina Corp.	1.0
7.	Integer Holdings Corp.	1.0
8.	East West Bancorp, Inc.	1.0
9.	Bloomin’ Brands, Inc.	1.0
10.	Extreme Networks, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	18.4%
Financials	17.5
Information Technology	15.7
Health Care	14.4
Consumer Discretionary	9.5
Real Estate	7.0
Materials	4.3
Utilities	3.2
Energy	3.0
Consumer Staples	2.0
Telecommunication Services	0.1
Short-Term Investment	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
[1]	On September 15, 2016, the Fund’s Select Class Shares were re-designated and renamed as Class R5 Shares.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		19.66%	14.24%	6.57%
Without Sales Charge		26.29	15.48	7.14
CLASS C SHARES	May 31, 2016
With CDSC**		24.68	15.36	7.08
Without CDSC		25.68	15.36	7.08
CLASS I SHARES	January 3, 2017	26.71	15.57	7.18
CLASS R5 SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	26.85	15.59	7.19
CLASS R6 SHARES	May 31, 2016	26.94	15.61	7.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares, formerly named the Select Class Shares. The actual returns of Class A, Class C and Class I Shares would have been lower than those shown because Class A, Class C and Class I Shares have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	20.14%
Russell 2000 Index	24.60%

Net Assets as of 6/30/2017 (In Thousands)	$6,288,443

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection and underweight position in the information technology sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the health care sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Zoe’s Kitchen Inc., Crocs Inc. and National Retail Properties Inc. Shares of Zoe’s Kitchen, a restaurant chain operator, fell after the company reported lower-than-expected sales amid a general decline in customer traffic in the restaurant sector. Shares of Crocs, a footwear maker, fell in late 2016 after the company reported lower-than-expected sales and reduced its revenue forecast. Shares of National Retail Properties, a real estate investment trust that was not held in the Benchmark, fell after the company’s cash flow forecast was lower than analysts expected.

Leading individual contributors to relative performance included the Fund’s overweight positions in Toro Co., Idexx Laboratories Inc. and AdvancePierre Foods Holdings Inc. Shares of Toro, a maker of landscaping and irrigation products, rose after the company reported better-than-expected earnings and raised its revenue forecast. Shares of Idexx Laboratories, a maker of veterinary care products, rose after the company reported better-than-expected earnings. Shares of AdvancePierre Foods Holdings, a provider of pre-made sandwiches, rose on news of a $4.2 billion takeover offer from Tyson Foods Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.9%
2.	AptarGroup, Inc.	2.4
3.	Pool Corp.	1.9
4.	Spectrum Brands Holdings, Inc.	1.9
5.	West Pharmaceutical Services, Inc.	1.8
6.	Catalent, Inc.	1.8
7.	HealthSouth Corp.	1.7
8.	Performance Food Group Co.	1.5
9.	Brunswick Corp.	1.5
10.	RBC Bearings, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.8%
Financials	16.8
Consumer Discretionary	14.2
Information Technology	12.3
Health Care	12.1
Materials	6.1
Real Estate	5.9
Consumer Staples	3.4
Energy	3.4
Utilities	2.6
Mutual Funds	1.2
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		13.83%	13.42%	9.06%
Without Sales Charge		20.14	14.65	9.65
CLASS C SHARES	February 19, 2005
With CDSC**		18.53	14.09	9.11
Without CDSC		19.53	14.09	9.11
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 7, 1996	20.48	15.00	9.98
CLASS R2 SHARES	November 3, 2008	19.83	14.37	9.41
CLASS R3 SHARES	September 9, 2016	20.18	14.66	9.66
CLASS R4 SHARES	September 9, 2016	20.49	15.00	9.98
CLASS R5 SHARES	May 15, 2006	20.74	15.23	10.20
CLASS R6 SHARES	May 31, 2016	20.80	15.24	10.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares (formerly Select Class Shares). The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.36%
Russell 2000 Growth Index	24.40%

Net Assets as of 6/30/2017 (In Thousands)	$1,315,928

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the consumer discretionary sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Shopify Inc., Exact Sciences Corp. and Teladoc Inc. Shares of Shopify, a provider of sales software for small and mid-sized businesses, rose amid consistent positive earnings and expanded services. Shares of Exact Sciences, a medical diagnostics company, rose in 2017 amid increased physician and insurer adoption of its colon cancer screening test. Shares of Teladoc, a provider of on-demand, remote health care, rose after the company reported improved cash flow.

Leading individual detractors from relative performance included the Fund’s overweight positions in TherapeuticsMD Inc. and Advanced Drainage Systems Inc. and its underweight position in Chemours Co. Shares of TherapeuticsMD, a drug maker, fell in mid-2017 after the U.S. Food and Drug Administration cited problems with the company’s product labeling. Shares of Advanced Drainage Systems, a manufacturer of thermoplastic water pipes, fell in late 2016 after the company delayed required financial reporting. Shares of Chemours, a chemicals manufacturer, rose after the company settled personal injury lawsuits related to toxic chemicals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	John Bean Technologies Corp.	1.8%
2.	Boyd Gaming Corp.	1.8
3.	Masonite International Corp.	1.5
4.	Summit Materials, Inc., Class A	1.5
5.	RingCentral, Inc., Class A	1.4
6.	Littelfuse, Inc.	1.4
7.	Kite Pharma, Inc.	1.3
8.	Texas Capital Bancshares, Inc.	1.3
9.	Graco, Inc.	1.3
10.	Trex Co., Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.1%
Health Care	21.7
Industrials	19.0
Consumer Discretionary	11.9
Financials	5.6
Consumer Staples	4.5
Materials	3.8
Real Estate	2.0
Energy	1.3
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		27.34%	13.44%	7.59%
Without Sales Charge		34.36	14.68	8.17
CLASS C SHARES	November 4, 1997
With CDSC**		32.67	14.09	7.59
Without CDSC		33.67	14.09	7.59
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 26, 1996	34.61	14.96	8.43
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	February 19, 2005	34.93	15.14	8.60
CLASS R2 SHARES	November 3, 2008	33.96	14.39	7.90
CLASS R5 SHARES	September 9, 2016	34.93	15.14	8.60
CLASS R6 SHARES	November 30, 2010	34.99	15.26	8.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares (formerly Institutional Class Shares). The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*[1]	19.30%
Russell 2000 Value Index	24.86%

Net Assets as of 6/30/2017 (In Thousands)	$2,115,203

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in SeaDrill Ltd., Windstream Holdings Inc. and FTI Consulting Inc. Shares of SeaDrill, an offshore oil drilling contractor, fell after the company announced it might file for bankruptcy. Shares of Windstream Holdings Co., a communications technology provider, fell after the company reported a wider-than-expected loss. Shares of FTI Consulting, a business advisory company, fell on lower-than-expected earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Children’s Place Inc. and Rex American Resources Corp. Shares of Take-Two Interactive Software, a maker of computer and video games that was not held in the Benchmark, rose on better-than-expected earnings. Shares of Children’s Place, a retailer of children’s apparel that was not held in the Benchmark, rose after the company reported better-than-expected earnings and sales. Shares of Rex American Resources, an ethanol producer, rose after the company reported strong growth in sales and earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Benchmark Electronics, Inc.	1.2%
2.	EMCOR Group, Inc.	1.1
3.	Westamerica Bancorp	1.1
4.	Dillard’s, Inc., Class A	1.1
5.	Take-Two Interactive Software, Inc.	1.0
6.	Tech Data Corp.	1.0
7.	CNO Financial Group, Inc.	1.0
8.	ACCO Brands Corp.	1.0
9.	CYS Investments, Inc.	1.0
10.	Wabash National Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.2%
Industrials	13.5
Consumer Discretionary	10.6
Real Estate	10.3
Information Technology	9.9
Utilities	6.5
Health Care	5.8
Energy	4.8
Materials	4.5
Consumer Staples	1.9
Telecommunication Services	0.0
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		12.75%	11.51%	5.56%
Without Sales Charge		19.01	12.72	6.13
CLASS C SHARES	March 22, 1999
With CDSC**		17.27	12.04	5.49
Without CDSC		18.27	12.04	5.49
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 27, 1995	19.30	13.01	6.40
CLASS R2 SHARES	November 3, 2008	18.68	12.44	5.86
CLASS R3 SHARES	September 9, 2016	18.99	12.70	6.11
CLASS R4 SHARES	September 9, 2016	19.24	12.98	6.38
CLASS R5 SHARES	May 15, 2006	19.43	13.12	6.50
CLASS R6 SHARES	February 22, 2005	19.59	13.22	6.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Class I Shares (formerly Select Class Shares). Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*[1]	20.50%
Russell 2000 Index	24.60%

Net Assets as of 6/30/2017 (In Thousands)	$1,751,673

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Huron Consulting Group Inc., Windstream Holdings Inc. and GNC Holdings Inc. Shares of Huron Consulting Group, a provider of management consulting, fell after the company reported lower-than-expected earnings and revenue. Shares of Windstream Holdings, a communications technology provider, fell after the company reported a wider-than-expected loss. Shares of GNC Holdings, a retailer of health supplements, fell after the company reported a drop in sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Children’s Place Inc. and InvenSense Inc. Shares of Take-Two Interactive Software, a maker of computer and video games, rose on better-than-expected earnings. Shares of Children’s Place, a retailer of children’s apparel, rose after the company reported better-than-expected earnings and sales. Shares of InvenSense, a maker of motion tracking systems and gyroscopes for consumer electronics, rose after the company agreed to a $1.3 billion takeover by TDK Corp.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taylor Morrison Home Corp., Class A	1.3%
2.	Tivity Health, Inc.	1.1
3.	Take-Two Interactive Software, Inc.	1.1
4.	Aspen Technology, Inc.	1.1
5.	CoreSite Realty Corp.	1.1
6.	Wright Medical Group NV	1.1
7.	Children’s Place, Inc. (The)	1.0
8.	REX American Resources Corp.	1.0
9.	ACCO Brands Corp.	1.0
10.	EMCOR Group, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Information Technology	16.6
Industrials	15.0
Health Care	14.4
Consumer Discretionary	11.7
Real Estate	6.3
Materials	3.7
Energy	3.5
Utilities	3.5
Consumer Staples	2.7
Telecommunication Services	0.6
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
[1]	On December 1, 2016, the Fund’s Institutional Class Shares were re-designated and renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		13.65%	13.09%	6.50%
Without Sales Charge		19.97	14.31	7.08
CLASS C SHARES	November 1, 2007
With CDSC**		18.43	13.77	6.57
Without CDSC		19.43	13.77	6.57
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	20.29	14.62	7.35
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	20.50	14.81	7.54
CLASS R2 SHARES	November 1, 2011	19.70	14.04	6.93
CLASS R3 SHARES	September 9, 2016	19.98	14.31	7.08
CLASS R4 SHARES	September 9, 2016	20.30	14.63	7.36
CLASS R5 SHARES	September 9, 2016	20.45	14.80	7.54
CLASS R6 SHARES	November 1, 2011	20.64	14.93	7.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R4 Shares prior to their inception dates are based on the performance of the Class I Shares (formerly Select Class Shares). The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Class I Shares prior to November 1, 2007. Returns for Class R3 prior to their inception date are based on the performance of Class A Shares from November 1, 2007 to September 8, 2016 and the performance of Class I Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Class I Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares and higher expenses than Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares (formerly Institutional Class Shares). The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 11.9%
	Distributors — 1.1%
16	Pool Corp.	1,853

	Diversified Consumer Services — 0.7%
15	Bright Horizons Family Solutions, Inc. (a)	1,176

	Hotels, Restaurants & Leisure — 3.9%
124	Boyd Gaming Corp.	3,085
37	Texas Roadhouse, Inc.	1,875
8	Vail Resorts, Inc.	1,613

		6,573

	Household Durables — 0.6%
83	TRI Pointe Group, Inc. (a)	1,096

	Internet & Direct Marketing Retail — 1.0%
21	Wayfair, Inc., Class A (a)	1,610

	Multiline Retail — 0.9%
37	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,579

	Specialty Retail — 2.6%
13	Burlington Stores, Inc. (a)	1,185
17	Lithia Motors, Inc., Class A	1,592
12	Penske Automotive Group, Inc.	516
57	Tile Shop Holdings, Inc.	1,178

		4,471

	Textiles, Apparel & Luxury Goods — 1.1%
69	Wolverine World Wide, Inc.	1,932

	Total Consumer Discretionary	20,290

	Consumer Staples — 4.5%
	Food & Staples Retailing — 2.1%
9	Casey’s General Stores, Inc.	961
58	Performance Food Group Co. (a)	1,593
44	Sprouts Farmers Market, Inc. (a)	994

		3,548

	Food Products — 1.3%
74	Freshpet, Inc. (a)	1,224
28	Snyder’s-Lance, Inc.	977

		2,201

	Personal Products — 1.1%
72	elf Beauty, Inc. (a)	1,968

	Total Consumer Staples	7,717

	Energy — 1.4%
	Oil, Gas & Consumable Fuels — 1.4%
7	Diamondback Energy, Inc. (a)	652
62	Jagged Peak Energy, Inc. (a)	830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
26	RSP Permian, Inc. (a)	830

	Total Energy	2,312

	Financials — 5.6%
	Banks — 2.4%
21	Bank of the Ozarks, Inc.	983
6	Signature Bank (a)	893
28	Texas Capital Bancshares, Inc. (a)	2,199

		4,075

	Capital Markets — 2.7%
29	Evercore Partners, Inc., Class A	2,071
34	Financial Engines, Inc.	1,230
128	PennantPark Investment Corp.	948
41	WisdomTree Investments, Inc.	422

		4,671

	Thrifts & Mortgage Finance — 0.5%
35	BofI Holding, Inc. (a)	824

	Total Financials	9,570

	Health Care — 22.1%
	Biotechnology — 9.4%
20	ACADIA Pharmaceuticals, Inc. (a)	545
24	Axovant Sciences Ltd. (a)	546
56	Bellicum Pharmaceuticals, Inc. (a)	656
30	Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	757
41	Coherus Biosciences, Inc. (a)	595
59	Exact Sciences Corp. (a)	2,073
30	FibroGen, Inc. (a)	962
83	Halozyme Therapeutics, Inc. (a)	1,067
66	Ignyta, Inc. (a)	680
27	Insmed, Inc. (a)	455
22	Kite Pharma, Inc. (a)	2,303
12	Neurocrine Biosciences, Inc. (a)	558
18	Portola Pharmaceuticals, Inc. (a)	1,017
34	REGENXBIO, Inc. (a)	663
14	Sage Therapeutics, Inc. (a)	1,130
18	Spark Therapeutics, Inc. (a)	1,067
2	TESARO, Inc. (a)	286
32	Versartis, Inc. (a)	553

		15,913

	Health Care Equipment & Supplies — 4.7%
142	GenMark Diagnostics, Inc. (a)	1,685
22	Insulet Corp. (a)	1,145
73	K2M Group Holdings, Inc. (a)	1,788

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
19	Nevro Corp. (a)	1,426
170	Novadaq Technologies, Inc., (Canada) (a)	1,991

		8,035

	Health Care Providers & Services — 3.5%
43	Acadia Healthcare Co., Inc. (a)	2,132
55	Teladoc, Inc. (a)	1,922
11	WellCare Health Plans, Inc. (a)	1,895

		5,949

	Health Care Technology — 1.7%
75	Evolent Health, Inc., Class A (a)	1,905
17	Veeva Systems, Inc., Class A (a)	1,041

		2,946

	Pharmaceuticals — 2.8%
100	Horizon Pharma plc (a)	1,191
61	Nektar Therapeutics (a)	1,200
44	Revance Therapeutics, Inc. (a)	1,159
226	TherapeuticsMD, Inc. (a)	1,194

		4,744

	Total Health Care	37,587

	Industrials — 19.1%
	Aerospace & Defense — 1.8%
28	HEICO Corp.	1,992
21	Hexcel Corp.	1,105

		3,097

	Air Freight & Logistics — 0.8%
21	XPO Logistics, Inc. (a)	1,363

	Building Products — 6.4%
82	Advanced Drainage Systems, Inc.	1,639
21	Fortune Brands Home & Security, Inc.	1,386
34	JELD-WEN Holding, Inc. (a)	1,106
11	Lennox International, Inc.	2,107
34	Masonite International Corp. (a)	2,595
32	Trex Co., Inc. (a)	2,139

		10,972

	Commercial Services & Supplies — 0.9%
66	Advanced Disposal Services, Inc. (a)	1,500

	Industrial Conglomerates — 0.6%
10	Carlisle Cos., Inc.	945

	Machinery — 5.3%
20	Graco, Inc.	2,193
13	ITT, Inc.	526
32	John Bean Technologies Corp.	3,129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
12	Middleby Corp. (The) (a)	1,457
26	Oshkosh Corp.	1,789

		9,094

	Marine — 0.5%
14	Kirby Corp. (a)	931

	Road & Rail — 1.1%
19	Old Dominion Freight Line, Inc.	1,809

	Trading Companies & Distributors — 1.7%
50	H&E Equipment Services, Inc.	1,021
49	Rush Enterprises, Inc., Class A (a)	1,809

		2,830

	Total Industrials	32,541

	Information Technology — 27.2%
	Communications Equipment — 1.3%
38	Ciena Corp. (a)	946
71	Quantenna Communications, Inc. (a)	1,357

		2,303

	Electronic Equipment, Instruments & Components — 1.4%
15	Littelfuse, Inc.	2,466

	Internet Software & Services — 9.5%
28	2U, Inc. (a)	1,329
56	Cloudera, Inc. (a)	893
5	CoStar Group, Inc. (a)	1,216
52	Envestnet, Inc. (a)	2,050
49	GoDaddy, Inc., Class A (a)	2,084
39	GrubHub, Inc. (a)	1,721
39	Instructure, Inc. (a)	1,162
29	MuleSoft, Inc., Class A (a)	729
51	Nutanix, Inc., Class A (a)	1,025
38	Okta, Inc. (a)	874
14	Shopify, Inc., (Canada), Class A (a)	1,240
36	Trade Desk, Inc. (The), Class A (a)	1,788

		16,111

	Semiconductors & Semiconductor Equipment — 4.7%
28	Cavium, Inc. (a)	1,735
39	Inphi Corp. (a)	1,334
30	MACOM Technology Solutions Holdings, Inc. (a)	1,670
21	MKS Instruments, Inc.	1,417
19	Monolithic Power Systems, Inc.	1,787

		7,943

	Software — 10.3%
34	Appian Corp. (a)	619
36	Atlassian Corp. plc, (Australia), Class A (a)	1,277

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
30	Guidewire Software, Inc. (a)	2,054
19	HubSpot, Inc. (a)	1,246
19	Imperva, Inc. (a)	916
29	Paycom Software, Inc. (a)	1,994
18	Proofpoint, Inc. (a)	1,528
68	RingCentral, Inc., Class A (a)	2,478
28	Take-Two Interactive Software, Inc. (a)	2,065
9	Tyler Technologies, Inc. (a)	1,615
61	Zendesk, Inc. (a)	1,693

		17,485

	Total Information Technology	46,308

	Materials — 3.8%
	Chemicals — 1.2%
111	Ferro Corp. (a)	2,034

	Construction Materials — 2.6%
21	Eagle Materials, Inc.	1,943
89	Summit Materials, Inc., Class A (a)	2,556

		4,499

	Total Materials	6,533

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 2.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
32	CubeSmart	762
20	Highwoods Properties, Inc.	1,019

		1,781

	Real Estate Management & Development — 1.0%
30	RE/MAX Holdings, Inc., Class A	1,680

	Total Real Estate	3,461

	Total Common Stocks (Cost $101,887)	166,319

Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,593	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $3,593)	3,593

	Total Investments — 99.7% (Cost $105,480)	169,912
	Other Assets in Excess of Liabilities — 0.3%	480

	NET ASSETS — 100.0%	$170,392

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
59	American Axle & Manufacturing Holdings, Inc. (a)	918
17	Cooper-Standard Holdings, Inc. (a)	1,750
9	Dana, Inc.	203
2	Stoneridge, Inc. (a)	28
5	Tower International, Inc.	116

		3,015

	Diversified Consumer Services — 0.3%
2	Capella Education Co.	147
2	Grand Canyon Education, Inc. (a)	188
21	K12, Inc. (a)	385

		720

	Hotels, Restaurants & Leisure — 1.7%
97	Bloomin’ Brands, Inc.	2,067
7	DineEquity, Inc.	326
1	Jack in the Box, Inc.	49
35	Pinnacle Entertainment, Inc. (a)	682
21	Ruth’s Hospitality Group, Inc.	448

		3,572

	Household Durables — 2.3%
14	Helen of Troy Ltd. (a)	1,335
9	Hooker Furniture Corp.	370
6	KB Home	134
21	Libbey, Inc.	166
18	Lifetime Brands, Inc.	321
2	NACCO Industries, Inc., Class A	122
95	Taylor Morrison Home Corp., Class A (a)	2,291

		4,739

	Internet & Direct Marketing Retail — 0.1%
13	Liberty TripAdvisor Holdings, Inc., Class A (a)	148

	Media — 1.0%
61	Gannett Co., Inc.	533
38	Gray Television, Inc. (a)	526
3	Nexstar Media Group, Inc., Class A	187
23	Sinclair Broadcast Group, Inc., Class A	760
12	Townsquare Media, Inc., Class A (a)	124

		2,130

	Specialty Retail — 2.7%
28	Caleres, Inc.	772
16	Children’s Place, Inc. (The)	1,644
19	Express, Inc. (a)	126
4	Floor & Decor Holdings, Inc., Class A (a)	169
4	Group 1 Automotive, Inc.	266

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
421	Office Depot, Inc.	2,372
79	Pier 1 Imports, Inc.	412
2	Tailored Brands, Inc.	20

		5,781

	Textiles, Apparel & Luxury Goods — 0.1%
9	Perry Ellis International, Inc. (a)	181

	Total Consumer Discretionary	20,286

	Consumer Staples — 2.1%
	Food & Staples Retailing — 0.7%
42	SpartanNash Co.	1,095
39	SUPERVALU, Inc. (a)	129
11	US Foods Holding Corp. (a)	299

		1,523

	Food Products — 1.0%
35	Dean Foods Co.	597
28	Pilgrim’s Pride Corp. (a)	617
4	Pinnacle Foods, Inc.	233
3	Sanderson Farms, Inc.	382
2	TreeHouse Foods, Inc. (a)	196

		2,025

	Household Products — 0.4%
25	Central Garden & Pet Co., Class A (a)	739

	Personal Products — 0.0% (g)
2	USANA Health Sciences, Inc. (a)	101

	Total Consumer Staples	4,388

	Energy — 3.1%
	Energy Equipment & Services — 1.1%
32	Archrock, Inc.	360
26	Exterran Corp. (a)	691
76	McDermott International, Inc. (a)	546
7	PHI, Inc. (Non-Voting) (a)	66
36	RigNet, Inc. (a)	581

		2,244

	Oil, Gas & Consumable Fuels — 2.0%
210	Abraxas Petroleum Corp. (a)	340
1	Arch Coal, Inc., Class A	96
57	Delek US Holdings, Inc.	1,511
114	Denbury Resources, Inc. (a)	174
72	EP Energy Corp., Class A (a)	263
8	Green Plains, Inc.	168
20	Jagged Peak Energy, Inc. (a)	260
29	Pacific Ethanol, Inc. (a)	179

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
33	Renewable Energy Group, Inc. (a)	426
1	REX American Resources Corp. (a)	59
39	SRC Energy, Inc. (a)	263
196	W&T Offshore, Inc. (a)	384
3	Westmoreland Coal Co. (a)	14
3	World Fuel Services Corp.	113

		4,250

	Total Energy	6,494

	Financials — 17.9%
	Banks — 10.5%
4	Cadence BanCorp (a)	94
8	Cathay General Bancorp	308
3	Central Valley Community Bancorp	67
2	Community Trust Bancorp, Inc.	75
3	CU Bancorp (a)	119
4	Customers Bancorp, Inc. (a)	111
36	East West Bancorp, Inc.	2,089
2	Enterprise Financial Services Corp.	69
14	Fidelity Southern Corp.	330
19	Financial Institutions, Inc.	557
164	First BanCorp, (Puerto Rico) (a)	951
5	First Business Financial Services, Inc.	116
6	First Community Bancshares, Inc.	155
5	First Financial Bancorp	138
13	First Foundation, Inc. (a)	220
8	First Hawaiian, Inc.	236
41	First Merchants Corp.	1,653
52	Fulton Financial Corp.	980
39	Hancock Holding Co.	1,887
34	Hanmi Financial Corp.	967
16	Heritage Financial Corp.	419
14	Hilltop Holdings, Inc.	360
61	Hope Bancorp, Inc.	1,135
2	Howard Bancorp, Inc. (a)	44
6	IBERIABANK Corp.	483
4	MainSource Financial Group, Inc.	142
3	NBT Bancorp, Inc.	113
4	Northeast Bancorp	81
3	Pacific Mercantile Bancorp (a)	24
25	PacWest Bancorp	1,169
48	Popular, Inc., (Puerto Rico)	2,022
11	Preferred Bank	564
2	Premier Financial Bancorp, Inc.	41
6	Shore Bancshares, Inc.	102
3	Sierra Bancorp	70

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
4	Southern National Bancorp of Virginia, Inc.	72
2	Stonegate Bank	83
2	SVB Financial Group (a)	282
106	TCF Financial Corp.	1,682
2	Towne Bank	62
15	TriCo Bancshares	533
15	TriState Capital Holdings, Inc. (a)	383
6	Triumph Bancorp, Inc. (a)	149
21	Zions Bancorp	931

		22,068

	Capital Markets — 1.5%
84	BGC Partners, Inc., Class A	1,064
3	Evercore Partners, Inc., Class A	221
17	Houlihan Lokey, Inc.	587
14	INTL. FCStone, Inc. (a)	547
27	OM Asset Management plc	398
3	Piper Jaffray Cos.	181
1	Stifel Financial Corp. (a)	66

		3,064

	Consumer Finance — 1.4%
35	FirstCash, Inc.	2,041
24	Green Dot Corp., Class A (a)	932

		2,973

	Diversified Financial Services — 0.1%
12	FNFV Group (a)	191
3	Marlin Business Services Corp.	71

		262

	Insurance — 2.8%
50	American Equity Investment Life Holding Co.	1,304
8	Aspen Insurance Holdings Ltd., (Bermuda)	377
63	CNO Financial Group, Inc.	1,309
12	First American Financial Corp.	514
6	HCI Group, Inc.	290
15	Kinsale Capital Group, Inc.	556
5	Maiden Holdings Ltd.	56
4	National General Holdings Corp.	75
4	Selective Insurance Group, Inc.	187
16	Stewart Information Services Corp.	730
4	United Fire Group, Inc.	185
15	Universal Insurance Holdings, Inc.	372

		5,955

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 0.6%
9	Capstead Mortgage Corp.	96
5	Invesco Mortgage Capital, Inc.	85
61	Redwood Trust, Inc.	1,040

		1,221

	Thrifts & Mortgage Finance — 1.0%
4	BankFinancial Corp.	64
7	Dime Community Bancshares, Inc.	139
9	HomeStreet, Inc. (a)	261
7	Meta Financial Group, Inc.	667
12	OceanFirst Financial Corp.	320
9	PennyMac Financial Services, Inc., Class A (a)	147
9	Walker & Dunlop, Inc. (a)	433
2	Washington Federal, Inc.	56

		2,087

	Total Financials	37,630

	Health Care — 14.6%
	Biotechnology — 5.3%
10	Acorda Therapeutics, Inc. (a)	187
45	Aduro Biotech, Inc. (a)	508
4	AMAG Pharmaceuticals, Inc. (a)	70
69	Amicus Therapeutics, Inc. (a)	698
7	AnaptysBio, Inc. (a)	170
9	Audentes Therapeutics, Inc. (a)	180
23	Axovant Sciences Ltd. (a)	543
7	Bellicum Pharmaceuticals, Inc. (a)	77
7	Bluebird Bio, Inc. (a)	683
17	Cara Therapeutics, Inc. (a)	262
183	Catalyst Pharmaceuticals, Inc. (a)	505
8	Corvus Pharmaceuticals, Inc. (a)	98
61	Dynavax Technologies Corp. (a)	584
19	Epizyme, Inc. (a)	291
8	Esperion Therapeutics, Inc. (a)	347
7	FibroGen, Inc. (a)	216
7	Global Blood Therapeutics, Inc. (a)	191
5	Immune Design Corp. (a)	45
30	Insmed, Inc. (a)	508
5	Jounce Therapeutics, Inc. (a)	76
1	Karyopharm Therapeutics, Inc. (a)	7
1	Loxo Oncology, Inc. (a)	80
20	Mersana Therapeutics, Inc. (a)	277
7	Momenta Pharmaceuticals, Inc. (a)	123
24	Ra Pharmaceuticals, Inc. (a)	448
3	Radius Health, Inc. (a)	127
3	Sage Therapeutics, Inc. (a)	263
12	Sarepta Therapeutics, Inc. (a)	411

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
30	Selecta Biosciences, Inc. (a)	598
3	Seres Therapeutics, Inc. (a)	32
9	Spark Therapeutics, Inc. (a)	544
52	Synergy Pharmaceuticals, Inc. (a)	232
13	Syros Pharmaceuticals, Inc. (a)	211
3	TESARO, Inc. (a)	476
10	Ultragenyx Pharmaceutical, Inc. (a)	640
9	Vanda Pharmaceuticals, Inc. (a)	153
11	Xencor, Inc. (a)	236

		11,097

	Health Care Equipment & Supplies — 3.8%
18	Cutera, Inc. (a)	469
1	Inogen, Inc. (a)	139
51	Integer Holdings Corp. (a)	2,210
59	Invacare Corp.	780
45	Lantheus Holdings, Inc. (a)	796
26	Masimo Corp. (a)	2,343
75	OraSure Technologies, Inc. (a)	1,292

		8,029

	Health Care Providers & Services — 3.4%
23	Addus HomeCare Corp. (a)	841
19	AMN Healthcare Services, Inc. (a)	730
71	Cross Country Healthcare, Inc. (a)	923
2	Envision Healthcare Corp. (a)	141
43	Kindred Healthcare, Inc.	506
21	Molina Healthcare, Inc. (a)	1,475
25	Owens & Minor, Inc.	799
14	PharMerica Corp. (a)	372
31	RadNet, Inc. (a)	238
25	Surgery Partners, Inc. (a)	560
4	WellCare Health Plans, Inc. (a)	657

		7,242

	Health Care Technology — 0.3%
34	HMS Holdings Corp. (a)	629

	Life Sciences Tools & Services — 0.4%
10	INC Research Holdings, Inc., Class A (a)	585
3	PRA Health Sciences, Inc. (a)	195

		780

	Pharmaceuticals — 1.4%
8	Amphastar Pharmaceuticals, Inc. (a)	143
20	Assembly Biosciences, Inc. (a)	413
10	Horizon Pharma plc (a)	113
3	Medicines Co. (The) (a)	110

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
14	Nektar Therapeutics (a)	282
41	Ocular Therapeutix, Inc. (a)	376
7	Pacira Pharmaceuticals, Inc. (a)	334
7	Reata Pharmaceuticals, Inc., Class A (a)	212
8	Revance Therapeutics, Inc. (a)	222
120	TherapeuticsMD, Inc. (a)	634
5	Theravance Biopharma, Inc., (Cayman Islands) (a)	187

		3,026

	Total Health Care	30,803

	Industrials — 18.8%
	Aerospace & Defense — 1.5%
16	AAR Corp.	572
13	Engility Holdings, Inc. (a)	370
7	HEICO Corp., Class A	462
3	Moog, Inc., Class A (a)	230
49	Vectrus, Inc. (a)	1,593

		3,227

	Air Freight & Logistics — 0.2%
5	Atlas Air Worldwide Holdings, Inc. (a)	240
4	Park-Ohio Holdings Corp.	147

		387

	Airlines — 0.7%
10	Hawaiian Holdings, Inc. (a)	474
31	SkyWest, Inc.	1,088

		1,562

	Building Products — 0.8%
3	American Woodmark Corp. (a)	246
8	JELD-WEN Holding, Inc. (a)	263
12	Universal Forest Products, Inc.	1,083

		1,592

	Commercial Services & Supplies — 3.1%
14	ABM Industries, Inc.	590
147	ACCO Brands Corp. (a)	1,708
3	CECO Environmental Corp.	29
27	Essendant, Inc.	394
3	Herman Miller, Inc.	79
17	Interface, Inc.	324
12	Kimball International, Inc., Class B	203
5	Knoll, Inc.	102
57	Quad/Graphics, Inc.	1,308
30	Steelcase, Inc., Class A	425
4	Viad Corp.	185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
2	VSE Corp.	73
45	West Corp.	1,043

		6,463

	Construction & Engineering — 1.5%
15	EMCOR Group, Inc.	967
34	HC2 Holdings, Inc. (a)	198
33	MasTec, Inc. (a)	1,467
17	Sterling Construction Co., Inc. (a)	227
13	Tutor Perini Corp. (a)	378

		3,237

	Electrical Equipment — 1.2%
6	EnerSys	427
103	General Cable Corp.	1,677
8	Powell Industries, Inc.	249
3	Regal Beloit Corp.	280

		2,633

	Machinery — 3.9%
6	Barnes Group, Inc.	331
20	Columbus McKinnon Corp.	496
16	Federal Signal Corp.	277
58	Global Brass & Copper Holdings, Inc.	1,760
5	Greenbrier Cos., Inc. (The)	243
2	Hurco Cos., Inc.	59
4	Hyster-Yale Materials Handling, Inc.	281
8	Kadant, Inc.	570
3	Kennametal, Inc.	120
106	Meritor, Inc. (a)	1,769
2	NN, Inc.	60
1	Standex International Corp.	121
10	TriMas Corp. (a)	202
84	Wabash National Corp.	1,852

		8,141

	Marine — 0.2%
64	Costamare, Inc., (Monaco)	466

	Professional Services — 3.9%
62	Acacia Research Corp. (a)	255
28	Barrett Business Services, Inc.	1,622
5	CRA International, Inc.	177
14	ICF International, Inc. (a)	664
18	Insperity, Inc.	1,292
2	Kelly Services, Inc., Class A	39
75	RPX Corp. (a)	1,039
29	TriNet Group, Inc. (a)	940

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Professional Services — continued
60		TrueBlue, Inc. (a)	1,577
8		WageWorks, Inc. (a)	511

			8,116

		Road & Rail — 0.8%
68		ArcBest Corp.	1,394
10		Schneider National, Inc., Class B	224
3		Universal Logistics Holdings, Inc.	38
3		YRC Worldwide, Inc. (a)	37

			1,693

		Trading Companies & Distributors — 1.0%
9		Applied Industrial Technologies, Inc.	508
12		GMS, Inc. (a)	331
65		MRC Global, Inc. (a)	1,069
–	(h)	Neff Corp., Class A (a)	4
3		Veritiv Corp. (a)	135

			2,047

		Total Industrials	39,564

		Information Technology — 16.0%
		Communications Equipment — 1.2%
16		Ciena Corp. (a)	388
223		Extreme Networks, Inc. (a)	2,058

			2,446

		Electronic Equipment, Instruments & Components — 3.7%
1		Anixter International, Inc. (a)	110
46		Benchmark Electronics, Inc. (a)	1,478
21		Fitbit, Inc., Class A (a)	109
31		Insight Enterprises, Inc. (a)	1,225
1		KEMET Corp. (a)	7
29		Kimball Electronics, Inc. (a)	525
2		Littelfuse, Inc.	409
9		Methode Electronics, Inc.	353
9		Plexus Corp. (a)	452
59		Sanmina Corp. (a)	2,240
10		Tech Data Corp. (a)	961

			7,869

		Internet Software & Services — 1.9%
7		Alteryx, Inc., Class A (a)	133
23		Bankrate, Inc. (a)	298
55		Blucora, Inc. (a)	1,172
25		Cloudera, Inc. (a)	393
9		Cornerstone OnDemand, Inc. (a)	324
6		Coupa Software, Inc. (a)	174
18		Five9, Inc. (a)	392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
101	Limelight Networks, Inc. (a)	290
3	MuleSoft, Inc., Class A (a)	67
14	Okta, Inc. (a)	310
37	Tintri, Inc. (a)	265
18	Yext, Inc. (a)	244

		4,062

	IT Services — 2.5%
2	Blackhawk Network Holdings, Inc. (a)	76
11	Euronet Worldwide, Inc. (a)	983
32	Everi Holdings, Inc. (a)	229
2	EVERTEC, Inc., (Puerto Rico)	41
21	Planet Payment, Inc. (a)	70
14	Sykes Enterprises, Inc. (a)	477
144	Travelport Worldwide Ltd.	1,983
101	Unisys Corp. (a)	1,296

		5,155

	Semiconductors & Semiconductor Equipment — 3.5%
3	Advanced Energy Industries, Inc. (a)	183
30	Alpha & Omega Semiconductor Ltd. (a)	494
18	Cirrus Logic, Inc. (a)	1,098
30	Cohu, Inc.	477
100	Cypress Semiconductor Corp.	1,359
106	IXYS Corp. (a)	1,743
5	Nanometrics, Inc. (a)	120
7	Rudolph Technologies, Inc. (a)	160
18	Sigma Designs, Inc. (a)	103
81	Ultra Clean Holdings, Inc. (a)	1,524
17	Xcerra Corp. (a)	162

		7,423

	Software — 3.2%
2	Blackline, Inc. (a)	61
15	CommVault Systems, Inc. (a)	864
3	MicroStrategy, Inc., Class A (a)	489
3	QAD, Inc., Class A	83
3	Qualys, Inc. (a)	126
6	RealPage, Inc. (a)	216
31	RingCentral, Inc., Class A (a)	1,118
25	Take-Two Interactive Software, Inc. (a)	1,851
105	TiVo Corp.	1,965

		6,773

	Total Information Technology	33,728

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.4%
	Chemicals — 2.4%
14	Chemours Co. (The)	523
18	FutureFuel Corp.	276
18	Innophos Holdings, Inc.	794
1	Innospec, Inc.	89
13	Minerals Technologies, Inc.	938
14	OMNOVA Solutions, Inc. (a)	141
35	Trinseo SA	2,404

		5,165

	Containers & Packaging — 0.5%
12	Berry Global Group, Inc. (a)	697
22	Graphic Packaging Holding Co.	309

		1,006

	Metals & Mining — 0.7%
67	AK Steel Holding Corp. (a)	439
54	Cliffs Natural Resources, Inc. (a)	371
6	Commercial Metals Co.	112
4	Ryerson Holding Corp. (a)	43
11	Warrior Met Coal, Inc.	192
4	Worthington Industries, Inc.	219

		1,376

	Paper & Forest Products — 0.8%
13	Boise Cascade Co. (a)	410
24	Louisiana-Pacific Corp. (a)	579
20	Schweitzer-Mauduit International, Inc.	735

		1,724

	Total Materials	9,271

	Real Estate — 7.1%
	Equity Real Estate Investment Trusts (REITs) — 6.9%
5	American Campus Communities, Inc.	217
10	Armada Hoffler Properties, Inc.	126
150	Ashford Hospitality Trust, Inc.	912
16	Bluerock Residential Growth REIT, Inc.	211
9	Chatham Lodging Trust	184
8	Chesapeake Lodging Trust	200
1	CorEnergy Infrastructure Trust, Inc.	37
9	CoreSite Realty Corp.	929
29	Cousins Properties, Inc.	252
3	CyrusOne, Inc.	139
9	DCT Industrial Trust, Inc.	459
17	DiamondRock Hospitality Co.	181
9	DuPont Fabros Technology, Inc.	563
5	Easterly Government Properties, Inc.	111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
8	Education Realty Trust, Inc.	315
1	EPR Properties	104
44	First Industrial Realty Trust, Inc.	1,252
3	Franklin Street Properties Corp.	35
80	GEO Group, Inc. (The)	2,363
5	Government Properties Income Trust	97
7	Highwoods Properties, Inc.	375
6	Hudson Pacific Properties, Inc.	188
9	InfraREIT, Inc.	163
7	New Senior Investment Group, Inc.	72
21	NexPoint Residential Trust, Inc.	532
4	Parkway, Inc.	84
9	Preferred Apartment Communities, Inc., Class A	143
2	PS Business Parks, Inc.	225
3	Ramco-Gershenson Properties Trust	37
40	Retail Opportunity Investments Corp.	762
23	Rexford Industrial Realty, Inc.	620
22	RLJ Lodging Trust	427
49	Summit Hotel Properties, Inc.	918
3	Sun Communities, Inc.	229
38	Sunstone Hotel Investors, Inc.	619
23	Xenia Hotels & Resorts, Inc.	446

		14,527

	Real Estate Management & Development — 0.2%
26	Forestar Group, Inc. (a)	444

	Total Real Estate	14,971

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
7	IDT Corp., Class B	107

	Utilities — 3.2%
	Electric Utilities — 1.9%
2	El Paso Electric Co.	82
6	IDACORP, Inc.	488
3	MGE Energy, Inc.	223
38	Portland General Electric Co.	1,721
82	Spark Energy, Inc., Class A	1,541

		4,055

	Gas Utilities — 0.9%
14	New Jersey Resources Corp.	542
13	Southwest Gas Holdings, Inc.	927
5	WGL Holdings, Inc.	400

		1,869

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except for number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power and Renewable Electricity Producers — 0.4%
48	Atlantic Power Corp. (a)	116
15	Dynegy, Inc. (a)	122
11	Ormat Technologies, Inc.	646

		884

	Water Utilities — 0.0% (g)
2	Consolidated Water Co. Ltd., (Cayman Islands)	30

	Total Utilities	6,838

	Total Common Stocks (Cost $149,604)	204,080

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 5.0%
	Investment Company — 5.0%
10,565	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $10,565)	10,565

	Total Investments — 101.9% (Cost $160,169)	214,645
	Liabilities in Excess of Other Assets — (1.9)%	(3,900)

	NET ASSETS — 100.0%	$210,745

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	Mini Russell 2000 Index	09/15/17	USD	$6,152	$12

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.8%
	Consumer Discretionary — 14.2%
	Auto Components — 0.9%
532	LCI Industries	54,515

	Distributors — 2.0%
1,038	Pool Corp.	122,030

	Diversified Consumer Services — 1.0%
1,628	ServiceMaster Global Holdings, Inc. (a)	63,804

	Hotels, Restaurants & Leisure — 2.4%
1,407	Brinker International, Inc.	53,589
611	Monarch Casino & Resort, Inc. (a)	18,471
894	Papa John’s International, Inc.	64,174
1,423	Zoe’s Kitchen, Inc. (a)	16,953

		153,187

	Internet & Direct Marketing Retail — 0.3%
2,191	Blue Apron Holdings, Inc., Class A (a)	20,462

	Leisure Products — 2.7%
2,467	Acushnet Holdings Corp.	48,940
1,505	Brunswick Corp.	94,399
1,013	Malibu Boats, Inc., Class A (a)	26,198

		169,537

	Media — 2.8%
2,162	Cinemark Holdings, Inc.	83,992
1,048	Emerald Expositions Events, Inc.	22,955
3,743	EW Scripps Co. (The), Class A (a)	66,668

		173,615

	Specialty Retail — 1.3%
3,114	American Eagle Outfitters, Inc.	37,524
4,728	Chico’s FAS, Inc.	44,540

		82,064

	Textiles, Apparel & Luxury Goods — 0.8%
591	Carter’s, Inc.	52,535

	Total Consumer Discretionary	891,749

	Consumer Staples — 3.4%
	Food & Staples Retailing — 1.5%
3,474	Performance Food Group Co. (a)	95,180

	Household Products — 1.9%
965	Spectrum Brands Holdings, Inc.	120,628

	Total Consumer Staples	215,808

	Energy — 3.4%
	Energy Equipment & Services — 2.6%
585	Core Laboratories NV	59,275
622	Dril-Quip, Inc. (a)	30,361

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
3,839	Patterson-UTI Energy, Inc.	77,501

		167,137

	Oil, Gas & Consumable Fuels — 0.8%
7,169	SRC Energy, Inc. (a)	48,245

	Total Energy	215,382

	Financials — 16.9%
	Banks — 11.3%
2,914	Associated Banc-Corp.	73,426
2,314	BankUnited, Inc.	78,008
804	Commerce Bancshares, Inc.	45,665
1,483	First Financial Bancorp	41,090
1,987	First Hawaiian, Inc.	60,853
4,295	First Horizon National Corp.	74,821
638	First Interstate BancSystem, Inc., Class A	23,748
1,268	Glacier Bancorp, Inc.	46,437
1,502	Great Western Bancorp, Inc.	61,279
913	IBERIABANK Corp.	74,390
1,523	Western Alliance Bancorp (a)	74,948
752	Wintrust Financial Corp.	57,500

		712,165

	Capital Markets — 4.2%
1,053	Eaton Vance Corp.	49,813
334	FactSet Research Systems, Inc.	55,541
1,074	Lazard Ltd., Class A	49,754
976	Moelis & Co., Class A	37,902
852	Morningstar, Inc.	66,755

		259,765

	Insurance — 1.4%
625	Kinsale Capital Group, Inc.	23,306
1,083	ProAssurance Corp.	65,822

		89,128

	Total Financials	1,061,058

	Health Care — 12.2%
	Health Care Equipment & Supplies — 2.6%
296	ICU Medical, Inc. (a)	50,977
1,201	West Pharmaceutical Services, Inc.	113,513

		164,490

	Health Care Providers & Services — 4.1%
830	HealthEquity, Inc. (a)	41,342
2,179	HealthSouth Corp.	105,446
461	Magellan Health, Inc. (a)	33,630
410	WellCare Health Plans, Inc. (a)	73,702

		254,120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Technology — 2.1%
1,371	Cotiviti Holdings, Inc. (a)	50,909
998	Medidata Solutions, Inc. (a)	78,044

		128,953

	Life Sciences Tools & Services — 1.5%
1,499	Patheon NV (a)	52,275
1,313	VWR Corp. (a)	43,339

		95,614

	Pharmaceuticals — 1.9%
3,202	Catalent, Inc. (a)	112,406
180	Prestige Brands Holdings, Inc. (a)	9,493

		121,899

	Total Health Care	765,076

	Industrials — 17.8%
	Building Products — 0.9%
1,193	JELD-WEN Holding, Inc. (a)	38,739
573	USG Corp. (a)	16,632

		55,371

	Commercial Services & Supplies — 3.7%
861	Advanced Disposal Services, Inc. (a)	19,562
2,183	Brady Corp., Class A	73,996
1,444	Herman Miller, Inc.	43,898
1,447	KAR Auction Services, Inc.	60,733
660	US Ecology, Inc.	33,320

		231,509

	Electrical Equipment — 0.7%
1,298	Generac Holdings, Inc. (a)	46,881

	Machinery — 8.4%
2,005	Allison Transmission Holdings, Inc.	75,201
1,215	Altra Industrial Motion Corp.	48,344
996	Douglas Dynamics, Inc.	32,764
641	Lincoln Electric Holdings, Inc.	59,051
481	Proto Labs, Inc. (a)	32,320
926	RBC Bearings, Inc. (a)	94,251
2,645	Toro Co. (The)	183,244

		525,175

	Road & Rail — 2.1%
1,566	Knight Transportation, Inc.	58,033
873	Landstar System, Inc.	74,747

		132,780

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
1,093	Applied Industrial Technologies, Inc.	64,512
403	Watsco, Inc.	62,143

		126,655

	Total Industrials	1,118,371

	Information Technology — 12.3%
	Internet Software & Services — 2.6%
1,495	GrubHub, Inc. (a)	65,163
961	Instructure, Inc. (a)	28,336
1,805	Q2 Holdings, Inc. (a)	66,695

		160,194

	IT Services — 0.9%
1,293	CoreLogic, Inc. (a)	56,098

	Semiconductors & Semiconductor Equipment — 1.3%
1,135	Cabot Microelectronics Corp.	83,762

	Software — 7.5%
1,011	Aspen Technology, Inc. (a)	55,850
639	Blackbaud, Inc.	54,796
714	Cision Ltd. (a)	7,351
1,051	Guidewire Software, Inc. (a)	72,205
638	Imperva, Inc. (a)	30,549
1,099	Manhattan Associates, Inc. (a)	52,818
252	MicroStrategy, Inc., Class A (a)	48,214
785	Splunk, Inc. (a)	44,658
662	Tableau Software, Inc., Class A (a)	40,538
374	Tyler Technologies, Inc. (a)	65,668

		472,647

	Total Information Technology	772,701

	Materials — 6.1%
	Chemicals — 2.6%
2,011	GCP Applied Technologies, Inc. (a)	61,343
352	Quaker Chemical Corp.	51,153
2,216	Valvoline, Inc.	52,570

		165,066

	Containers & Packaging — 3.5%
1,711	AptarGroup, Inc.	148,590
1,210	Crown Holdings, Inc. (a)	72,218

		220,808

	Total Materials	385,874

	Real Estate — 5.9%
	Equity Real Estate Investment Trusts (REITs) — 3.9%
882	EastGroup Properties, Inc.	73,928
1,810	National Retail Properties, Inc.	70,790

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
2,143	Outfront Media, Inc.	49,552
2,723	RLJ Lodging Trust	54,105

		248,375

	Real Estate Management & Development — 2.0%
1,670	HFF, Inc., Class A	58,072
2,032	Realogy Holdings Corp.	65,929

		124,001

	Total Real Estate	372,376

	Utilities — 2.6%
	Electric Utilities — 1.3%
1,852	Portland General Electric Co.	84,604

	Multi-Utilities — 1.3%
1,316	NorthWestern Corp.	80,300

	Total Utilities	164,904

	Total Common Stocks (Cost $4,472,230)	5,963,299

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.2%
	U.S. Equity — 1.2%
535	iShares Russell 2000 Fund (Cost $68,633)	75,407

Short-Term Investment — 4.3%
	Investment Company — 4.3%
267,273	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $267,273)	267,273

	Total Investments — 100.3% (Cost $4,808,136)	6,305,979
	Liabilities in Excess of Other Assets — (0.3)%	(17,536)

	NET ASSETS — 100.0%	$6,288,443

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 12.1%
	Distributors — 1.1%
124	Pool Corp.	14,553

	Diversified Consumer Services — 0.7%
120	Bright Horizons Family Solutions, Inc. (a)	9,243

	Hotels, Restaurants & Leisure — 3.9%
976	Boyd Gaming Corp.	24,204
289	Texas Roadhouse, Inc.	14,723
63	Vail Resorts, Inc.	12,769

		51,696

	Household Durables — 0.7%
653	TRI Pointe Group, Inc. (a)	8,618

	Internet & Direct Marketing Retail — 1.0%
165	Wayfair, Inc., Class A (a)	12,680

	Multiline Retail — 0.9%
292	Ollie’s Bargain Outlet Holdings, Inc. (a)	12,423

	Specialty Retail — 2.7%
102	Burlington Stores, Inc. (a)	9,355
133	Lithia Motors, Inc., Class A	12,507
93	Penske Automotive Group, Inc.	4,071
449	Tile Shop Holdings, Inc.	9,263

		35,196

	Textiles, Apparel & Luxury Goods — 1.1%
542	Wolverine World Wide, Inc.	15,169

	Total Consumer Discretionary	159,578

	Consumer Staples — 4.6%
	Food & Staples Retailing — 2.1%
71	Casey’s General Stores, Inc.	7,555
457	Performance Food Group Co. (a)	12,509
345	Sprouts Farmers Market, Inc. (a)	7,820

		27,884

	Food Products — 1.3%
583	Freshpet, Inc. (a)	9,676
222	Snyder’s-Lance, Inc.	7,686

		17,362

	Personal Products — 1.2%
568	elf Beauty, Inc. (a)	15,453

	Total Consumer Staples	60,699

	Energy — 1.4%
	Oil, Gas & Consumable Fuels — 1.4%
56	Diamondback Energy, Inc. (a)	4,984
489	Jagged Peak Energy, Inc. (a)	6,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
202	RSP Permian, Inc. (a)	6,534

	Total Energy	18,049

	Financials — 5.7%
	Banks — 2.4%
165	Bank of the Ozarks, Inc.	7,727
48	Signature Bank (a)	6,824
223	Texas Capital Bancshares, Inc. (a)	17,263

		31,814

	Capital Markets — 2.8%
231	Evercore Partners, Inc., Class A	16,262
264	Financial Engines, Inc.	9,668
1,009	PennantPark Investment Corp.	7,458
328	WisdomTree Investments, Inc.	3,336

		36,724

	Thrifts & Mortgage Finance — 0.5%
274	BofI Holding, Inc. (a)	6,491

	Total Financials	75,029

	Health Care — 22.1%
	Biotechnology — 9.5%
154	ACADIA Pharmaceuticals, Inc. (a)	4,303
186	Axovant Sciences Ltd. (a)	4,320
443	Bellicum Pharmaceuticals, Inc. (a)	5,173
239	Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	5,968
327	Coherus Biosciences, Inc. (a)	4,686
461	Exact Sciences Corp. (a)	16,308
234	FibroGen, Inc. (a)	7,572
656	Halozyme Therapeutics, Inc. (a)	8,407
519	Ignyta, Inc. (a)	5,372
210	Insmed, Inc. (a)	3,597
174	Kite Pharma, Inc. (a)	18,086
96	Neurocrine Biosciences, Inc. (a)	4,398
141	Portola Pharmaceuticals, Inc. (a)	7,923
264	REGENXBIO, Inc. (a)	5,222
111	Sage Therapeutics, Inc. (a)	8,875
141	Spark Therapeutics, Inc. (a)	8,395
16	TESARO, Inc. (a)	2,273
250	Versartis, Inc. (a)	4,364

		125,242

	Health Care Equipment & Supplies — 4.5%
1,118	GenMark Diagnostics, Inc. (a)	13,229
176	Insulet Corp. (a)	9,008
576	K2M Group Holdings, Inc. (a)	14,041

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
151	Nevro Corp. (a)	11,205
987	Novadaq Technologies, Inc., (Canada) (a)	11,568

		59,051

	Health Care Providers & Services — 3.6%
340	Acadia Healthcare Co., Inc. (a)	16,789
435	Teladoc, Inc. (a)	15,096
83	WellCare Health Plans, Inc. (a)	14,914

		46,799

	Health Care Technology — 1.7%
582	Evolent Health, Inc., Class A (a)	14,764
134	Veeva Systems, Inc., Class A (a)	8,195

		22,959

	Pharmaceuticals — 2.8%
789	Horizon Pharma plc (a)	9,367
483	Nektar Therapeutics (a)	9,437
345	Revance Therapeutics, Inc. (a)	9,115
1,782	TherapeuticsMD, Inc. (a)	9,390

		37,309

	Total Health Care	291,360

	Industrials — 19.5%
	Aerospace & Defense — 1.9%
221	HEICO Corp.	15,912
165	Hexcel Corp.	8,690

		24,602

	Air Freight & Logistics — 0.8%
166	XPO Logistics, Inc. (a)	10,712

	Building Products — 6.5%
640	Advanced Drainage Systems, Inc.	12,874
167	Fortune Brands Home & Security, Inc.	10,888
268	JELD-WEN Holding, Inc. (a)	8,694
90	Lennox International, Inc.	16,539
270	Masonite International Corp. (a)	20,365
248	Trex Co., Inc. (a)	16,793

		86,153

	Commercial Services & Supplies — 0.9%
518	Advanced Disposal Services, Inc. (a)	11,780

	Industrial Conglomerates — 0.6%
78	Carlisle Cos., Inc.	7,437

	Machinery — 5.4%
158	Graco, Inc.	17,215
104	ITT, Inc.	4,171
251	John Bean Technologies Corp.	24,549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
94	Middleby Corp. (The) (a)	11,444
208	Oshkosh Corp.	14,294

		71,673

	Marine — 0.6%
110	Kirby Corp. (a)	7,327

	Road & Rail — 1.1%
149	Old Dominion Freight Line, Inc.	14,207

	Trading Companies & Distributors — 1.7%
394	H&E Equipment Services, Inc.	8,034
382	Rush Enterprises, Inc., Class A (a)	14,200

		22,234

	Total Industrials	256,125

	Information Technology — 27.7%
	Communications Equipment — 1.4%
297	Ciena Corp. (a)	7,443
561	Quantenna Communications, Inc. (a)	10,661

		18,104

	Electronic Equipment, Instruments & Components — 1.5%
117	Littelfuse, Inc.	19,356

	Internet Software & Services — 9.6%
223	2U, Inc. (a)	10,470
439	Cloudera, Inc. (a)	7,027
36	CoStar Group, Inc. (a)	9,554
406	Envestnet, Inc. (a)	16,094
386	GoDaddy, Inc., Class A (a)	16,358
310	GrubHub, Inc. (a)	13,521
310	Instructure, Inc. (a)	9,138
230	MuleSoft, Inc., Class A (a)	5,743
400	Nutanix, Inc., Class A (a)	8,065
307	Okta, Inc. (a)	7,004
112	Shopify, Inc., (Canada), Class A (a)	9,762
280	Trade Desk, Inc. (The), Class A (a)	14,036

		126,772

	Semiconductors & Semiconductor Equipment — 4.8%
220	Cavium, Inc. (a)	13,655
306	Inphi Corp. (a)	10,480
236	MACOM Technology Solutions Holdings, Inc. (a)	13,188
165	MKS Instruments, Inc.	11,130
146	Monolithic Power Systems, Inc.	14,028

		62,481

	Software — 10.4%
269	Appian Corp. (a)	4,891
286	Atlassian Corp. plc, (Australia), Class A (a)	10,049

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
235	Guidewire Software, Inc. (a)	16,128
149	HubSpot, Inc. (a)	9,803
151	Imperva, Inc. (a)	7,207
229	Paycom Software, Inc. (a)	15,657
138	Proofpoint, Inc. (a)	12,003
532	RingCentral, Inc., Class A (a)	19,445
222	Take-Two Interactive Software, Inc. (a)	16,265
72	Tyler Technologies, Inc. (a)	12,685
479	Zendesk, Inc. (a)	13,295

		137,428

	Total Information Technology	364,141

	Materials — 3.9%
	Chemicals — 1.2%
888	Ferro Corp. (a)	16,248

	Construction Materials — 2.7%
165	Eagle Materials, Inc.	15,254
695	Summit Materials, Inc., Class A (a)	20,057

		35,311

	Total Materials	51,559

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 1.1%
250	CubeSmart	5,999
158	Highwoods Properties, Inc.	8,012

		14,011

	Real Estate Management & Development — 1.0%
235	RE/MAX Holdings, Inc., Class A	13,198

	Total Real Estate	27,209

	Total Common Stocks (Cost $866,043)	1,303,749

Short-Term Investment — 3.2%
	Investment Company — 3.2%
41,963	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $41,963)	41,963

	Total Investments — 102.3% (Cost $908,006)	1,345,712
	Liabilities in Excess of Other Assets — (2.3)%	(29,784)

	NET ASSETS — 100.0%	$1,315,928

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 10.6%
	Auto Components — 0.9%
458	Cooper Tire & Rubber Co.	16,530
185	Stoneridge, Inc. (a)	2,845

		19,375

	Diversified Consumer Services — 1.0%
82	American Public Education, Inc. (a)	1,932
310	Ascent Capital Group, Inc., Class A (a)	4,757
232	Houghton Mifflin Harcourt Co. (a)	2,847
318	K12, Inc. (a)	5,697
624	Regis Corp. (a)	6,409

		21,642

	Hotels, Restaurants & Leisure — 2.4%
88	Bob Evans Farms, Inc.	6,292
133	Intrawest Resorts Holdings, Inc. (a)	3,167
964	La Quinta Holdings, Inc. (a)	14,243
473	Penn National Gaming, Inc. (a)	10,129
450	Pinnacle Entertainment, Inc. (a)	8,884
326	Ruth’s Hospitality Group, Inc.	7,087
49	Speedway Motorsports, Inc.	888

		50,690

	Household Durables — 1.1%
35	AV Homes, Inc. (a)	704
421	Beazer Homes USA, Inc. (a)	5,778
1	CSS Industries, Inc.	38
291	Hovnanian Enterprises, Inc., Class A (a)	815
430	KB Home	10,302
57	NACCO Industries, Inc., Class A	4,060
38	UCP, Inc., Class A (a)	414

		22,111

	Internet & Direct Marketing Retail — 0.3%
577	Liberty TripAdvisor Holdings, Inc., Class A (a)	6,698

	Media — 0.2%
226	Eros International plc, (India) (a)	2,589
101	EW Scripps Co. (The), Class A (a)	1,793

		4,382

	Multiline Retail — 1.1%
391	Dillard’s, Inc., Class A	22,539

	Specialty Retail — 2.2%
302	Aaron’s, Inc.	11,759
224	Chico’s FAS, Inc.	2,110
168	Children’s Place, Inc. (The)	17,112
19	Floor & Decor Holdings, Inc., Class A (a)	754
1,365	Office Depot, Inc.	7,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
1,268	Pier 1 Imports, Inc.	6,580

		46,011

	Textiles, Apparel & Luxury Goods — 1.4%
1,293	Fossil Group, Inc. (a)	13,381
585	Iconix Brand Group, Inc. (a)	4,040
451	Movado Group, Inc.	11,397
57	Perry Ellis International, Inc. (a)	1,102

		29,920

	Total Consumer Discretionary	223,368

	Consumer Staples — 1.9%
	Food & Staples Retailing — 0.1%
73	SpartanNash Co.	1,903
18	Village Super Market, Inc., Class A	477

		2,380

	Food Products — 0.6%
629	Darling Ingredients, Inc. (a)	9,894
70	Dean Foods Co.	1,192
51	Fresh Del Monte Produce, Inc.	2,607

		13,693

	Household Products — 0.3%
198	Central Garden & Pet Co., Class A (a)	5,929

	Tobacco — 0.9%
294	Universal Corp.	18,989

	Total Consumer Staples	40,991

	Energy — 4.8%
	Energy Equipment & Services — 2.0%
943	Archrock, Inc.	10,747
5	Natural Gas Services Group, Inc. (a)	117
2,724	Noble Corp. plc	9,859
369	Parker Drilling Co. (a)	498
1,284	Rowan Cos. plc, Class A (a)	13,148
446	Unit Corp. (a)	8,346

		42,715

	Oil, Gas & Consumable Fuels — 2.8%
2,294	Bill Barrett Corp. (a)	7,043
636	Delek US Holdings, Inc.	16,821
3,710	Denbury Resources, Inc. (a)	5,677
2,225	EP Energy Corp., Class A (a)	8,144
18	Renewable Energy Group, Inc. (a)	232
177	REX American Resources Corp. (a)	17,053
466	Sanchez Energy Corp. (a)	3,345

		58,315

	Total Energy	101,030

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 30.1%
	Banks — 18.7%
129	1st Source Corp.	6,194
8	American National Bankshares, Inc.	277
77	BancFirst Corp.	7,419
447	BancorpSouth, Inc.	13,634
196	Bank of Hawaii Corp.	16,237
90	Brookline Bancorp, Inc.	1,311
37	Bryn Mawr Bank Corp.	1,568
20	Cadence BanCorp (a)	431
68	Capital Bank Financial Corp., Class A	2,576
247	Cathay General Bancorp	9,362
547	Central Pacific Financial Corp.	17,208
29	Central Valley Community Bancorp	640
10	Century Bancorp, Inc., Class A	630
23	Citizens & Northern Corp.	535
173	City Holding Co.	11,402
65	Columbia Banking System, Inc.	2,599
162	Community Bank System, Inc.	9,051
146	Community Trust Bancorp, Inc.	6,403
15	East West Bancorp, Inc.	863
294	FCB Financial Holdings, Inc., Class A (a)	14,053
83	Financial Institutions, Inc.	2,479
36	First Bancorp	1,129
1,449	First BanCorp, (Puerto Rico) (a)	8,389
91	First Busey Corp.	2,653
10	First Citizens BancShares, Inc., Class A	3,727
1,453	First Commonwealth Financial Corp.	18,424
72	First Community Bancshares, Inc.	1,972
130	First Financial Bancorp	3,587
91	First Financial Bankshares, Inc.	4,005
25	First Financial Corp.	1,173
115	First Hawaiian, Inc.	3,534
121	First Interstate BancSystem, Inc., Class A	4,485
175	Flushing Financial Corp.	4,928
423	Fulton Financial Corp.	8,033
254	Glacier Bancorp, Inc.	9,292
44	Great Southern Bancorp, Inc.	2,354
125	Great Western Bancorp, Inc.	5,101
398	Hancock Holding Co.	19,498
29	Heritage Financial Corp.	770
546	Hope Bancorp, Inc.	10,187
66	Independent Bank Corp.	1,431
1,164	Investors Bancorp, Inc.	15,556
50	Lakeland Financial Corp.	2,294
170	MainSource Financial Group, Inc.	5,696
23	Mercantile Bank Corp.	715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
674	OFG Bancorp, (Puerto Rico)	6,736
94	Pacific Continental Corp.	2,394
186	PacWest Bancorp	8,696
63	Park Sterling Corp.	749
21	Preferred Bank	1,128
23	Republic Bancorp, Inc., Class A	835
26	S&T Bancorp, Inc.	940
32	Sandy Spring Bancorp, Inc.	1,297
93	Southside Bancshares, Inc.	3,243
170	Southwest Bancorp, Inc.	4,336
69	State Bank Financial Corp.	1,866
23	Stock Yards Bancorp, Inc.	883
27	Tompkins Financial Corp.	2,086
31	TriState Capital Holdings, Inc. (a)	771
424	Trustmark Corp.	13,636
266	UMB Financial Corp.	19,935
706	Umpqua Holdings Corp.	12,958
442	Union Bankshares Corp.	14,969
91	Valley National Bancorp	1,069
46	Washington Trust Bancorp, Inc.	2,351
134	Webster Financial Corp.	6,977
16	West Bancorp, Inc.	370
411	Westamerica Bancorp	23,049

		395,079

	Capital Markets — 1.0%
52	Arlington Asset Investment Corp., Class A	711
60	Investment Technology Group, Inc.	1,279
560	KCG Holdings, Inc., Class A (a)	11,166
55	Oppenheimer Holdings, Inc., Class A	897
93	Stifel Financial Corp. (a)	4,267
33	Virtus Investment Partners, Inc.	3,628

		21,948

	Consumer Finance — 0.5%
404	EZCORP, Inc., Class A (a)	3,108
108	Nelnet, Inc., Class A	5,091
68	Regional Management Corp. (a)	1,600

		9,799

	Diversified Financial Services — 0.3%
291	FNFV Group (a)	4,596
39	Marlin Business Services Corp.	976

		5,572

	Insurance — 4.6%
78	Argo Group International Holdings Ltd.	4,721
976	CNO Financial Group, Inc.	20,377

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
14	Global Indemnity Ltd., (Cayman Islands) (a)	535
87	Hallmark Financial Services, Inc. (a)	985
128	Heritage Insurance Holdings, Inc.	1,661
280	Horace Mann Educators Corp.	10,592
1,550	MBIA, Inc. (a)	14,614
70	Navigators Group, Inc. (The)	3,826
255	Primerica, Inc.	19,293
210	ProAssurance Corp.	12,756
470	Third Point Reinsurance Ltd., (Bermuda) (a)	6,529
18	Universal Insurance Holdings, Inc.	446

		96,335

	Mortgage Real Estate Investment Trusts (REITs) — 2.0%
112	AG Mortgage Investment Trust, Inc.	2,051
1,222	Capstead Mortgage Corp.	12,747
2,398	CYS Investments, Inc.	20,166
148	Ellington Residential Mortgage REIT	2,162
362	Invesco Mortgage Capital, Inc.	6,052

		43,178

	Thrifts & Mortgage Finance — 3.0%
29	BankFinancial Corp.	428
1,171	Beneficial Bancorp, Inc.	17,572
295	Charter Financial Corp.	5,308
41	First Defiance Financial Corp.	2,160
95	Kearny Financial Corp.	1,412
371	Meridian Bancorp, Inc.	6,267
666	Northfield Bancorp, Inc.	11,420
33	Oritani Financial Corp.	563
19	Territorial Bancorp, Inc.	586
51	United Community Financial Corp.	422
116	United Financial Bancorp, Inc.	1,931
257	Walker & Dunlop, Inc. (a)	12,525
106	Waterstone Financial, Inc.	1,992
23	WSFS Financial Corp.	1,057

		63,643

	Total Financials	635,554

	Health Care — 5.8%
	Biotechnology — 2.2%
56	Acorda Therapeutics, Inc. (a)	1,103
231	AMAG Pharmaceuticals, Inc. (a)	4,258
167	BioCryst Pharmaceuticals, Inc. (a)	930
79	Enanta Pharmaceuticals, Inc. (a)	2,825
203	Five Prime Therapeutics, Inc. (a)	6,115
1,570	Idera Pharmaceuticals, Inc. (a)	2,700
13	Immune Design Corp. (a)	129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
742	Iovance Biotherapeutics, Inc. (a)	5,453
14	MacroGenics, Inc. (a)	243
349	Otonomy, Inc. (a)	6,575
61	Radius Health, Inc. (a)	2,736
572	Rigel Pharmaceuticals, Inc. (a)	1,561
299	Syndax Pharmaceuticals, Inc. (a)	4,183
281	Tocagen, Inc. (a)	3,379
264	Versartis, Inc. (a)	4,614

		46,804

	Health Care Equipment & Supplies — 1.2%
272	Halyard Health, Inc. (a)	10,669
513	Wright Medical Group NV (a)	14,113

		24,782

	Health Care Providers & Services — 1.7%
47	American Renal Associates Holdings, Inc. (a)	865
223	Community Health Systems, Inc. (a)	2,221
255	Cross Country Healthcare, Inc. (a)	3,288
245	Genesis Healthcare, Inc. (a)	426
455	Kindred Healthcare, Inc.	5,304
107	Molina Healthcare, Inc. (a)	7,409
233	Owens & Minor, Inc.	7,500
100	Tivity Health, Inc. (a)	3,993
115	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,945
18	WellCare Health Plans, Inc. (a)	3,304

		36,255

	Pharmaceuticals — 0.7%
78	Amphastar Pharmaceuticals, Inc. (a)	1,388
160	Dermira, Inc. (a)	4,659
160	Endocyte, Inc. (a)	240
92	Medicines Co. (The) (a)	3,497
97	MyoKardia, Inc. (a)	1,276
222	Zynerba Pharmaceuticals, Inc. (a)	3,767

		14,827

	Total Health Care	122,668

	Industrials — 13.4%
	Aerospace & Defense — 1.7%
193	AAR Corp.	6,711
96	Curtiss-Wright Corp.	8,838
371	DigitalGlobe, Inc. (a)	12,368
103	Moog, Inc., Class A (a)	7,373

		35,290

	Building Products — 0.0% (g)
29	Gibraltar Industries, Inc. (a)	1,023

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 2.7%
1,737	ACCO Brands Corp. (a)	20,241
1,009	ARC Document Solutions, Inc. (a)	4,197
367	CECO Environmental Corp.	3,369
100	Ennis, Inc.	1,904
144	Essendant, Inc.	2,135
411	Quad/Graphics, Inc.	9,411
143	VSE Corp.	6,419
385	West Corp.	8,983

		56,659

	Construction & Engineering — 1.5%
43	Argan, Inc.	2,568
365	EMCOR Group, Inc.	23,870
207	MYR Group, Inc. (a)	6,425

		32,863

	Electrical Equipment — 0.3%
224	General Cable Corp.	3,654
86	Powell Industries, Inc.	2,748

		6,402

	Machinery — 2.6%
114	AGCO Corp.	7,656
183	Briggs & Stratton Corp.	4,405
322	Douglas Dynamics, Inc.	10,604
31	Graham Corp.	604
262	Harsco Corp. (a)	4,215
54	Hurco Cos., Inc.	1,876
73	Kadant, Inc.	5,452
914	Wabash National Corp.	20,096

		54,908

	Marine — 0.3%
708	Costamare, Inc., (Monaco)	5,179
18	Matson, Inc.	542

		5,721

	Professional Services — 2.3%
822	Acacia Research Corp. (a)	3,370
134	Barrett Business Services, Inc.	7,655
32	CRA International, Inc.	1,173
38	Franklin Covey Co. (a)	740
469	FTI Consulting, Inc. (a)	16,410
262	Huron Consulting Group, Inc. (a)	11,327
598	RPX Corp. (a)	8,339

		49,014

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.7%
381	ArcBest Corp.	7,849
75	Schneider National, Inc., Class B	1,680
472	YRC Worldwide, Inc. (a)	5,243

		14,772

	Trading Companies & Distributors — 1.3%
163	DXP Enterprises, Inc. (a)	5,613
743	MRC Global, Inc. (a)	12,275
51	Neff Corp., Class A (a)	977
447	Titan Machinery, Inc. (a)	8,037

		26,902

	Total Industrials	283,554

	Information Technology — 9.8%
	Communications Equipment — 0.8%
232	Finisar Corp. (a)	6,030
80	InterDigital, Inc.	6,215
723	Sonus Networks, Inc. (a)	5,376

		17,621

	Electronic Equipment, Instruments & Components — 4.1%
242	Bel Fuse, Inc., Class B	5,965
749	Benchmark Electronics, Inc. (a)	24,206
109	Insight Enterprises, Inc. (a)	4,339
204	Tech Data Corp. (a)	20,553
1,028	TTM Technologies, Inc. (a)	17,848
774	Vishay Intertechnology, Inc.	12,840

		85,751

	Internet Software & Services — 0.0% (g)
66	Liquidity Services, Inc. (a)	417
41	TechTarget, Inc. (a)	426

		843

	IT Services — 0.9%
23	Convergys Corp.	540
41	EVERTEC, Inc., (Puerto Rico)	713
153	Travelport Worldwide Ltd.	2,102
1,197	Unisys Corp. (a)	15,324

		18,679

	Semiconductors & Semiconductor Equipment — 1.3%
893	Amkor Technology, Inc. (a)	8,725
996	Cypress Semiconductor Corp.	13,595
180	Xperi Corp.	5,361

		27,681

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 2.7%
5	Aspen Technology, Inc. (a)	293
76	Fair Isaac Corp.	10,637
538	Progress Software Corp.	16,604
323	Rubicon Project, Inc. (The) (a)	1,662
295	Take-Two Interactive Software, Inc. (a)	21,610
358	TiVo Corp.	6,671

		57,477

	Total Information Technology	208,052

	Materials — 4.5%
	Chemicals — 1.5%
197	American Vanguard Corp.	3,400
33	Chemours Co. (The)	1,233
202	FutureFuel Corp.	3,041
26	Innophos Holdings, Inc.	1,118
125	Minerals Technologies, Inc.	9,157
98	Olin Corp.	2,961
710	Rayonier Advanced Materials, Inc.	11,158

		32,068

	Containers & Packaging — 0.4%
438	Graphic Packaging Holding Co.	6,036
66	Myers Industries, Inc.	1,175

		7,211

	Metals & Mining — 2.1%
850	AK Steel Holding Corp. (a)	5,583
298	Carpenter Technology Corp.	11,139
363	Cliffs Natural Resources, Inc. (a)	2,509
26	Ryerson Holding Corp. (a)	258
161	Schnitzer Steel Industries, Inc., Class A	4,055
567	SunCoke Energy, Inc. (a)	6,176
61	Warrior Met Coal, Inc.	1,048
279	Worthington Industries, Inc.	14,006

		44,774

	Paper & Forest Products — 0.5%
118	Domtar Corp.	4,545
157	Schweitzer-Mauduit International, Inc.	5,856

		10,401

	Total Materials	94,454

	Real Estate — 10.2%
	Equity Real Estate Investment Trusts (REITs) — 9.3%
28	American Assets Trust, Inc.	1,087
235	Apartment Investment & Management Co., Class A	10,090
352	Ashford Hospitality Prime, Inc.	3,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
1,067	Ashford Hospitality Trust, Inc.	6,486
432	CBL & Associates Properties, Inc.	3,638
328	Cedar Realty Trust, Inc.	1,588
99	CoreSite Realty Corp.	10,260
289	DCT Industrial Trust, Inc.	15,440
380	DiamondRock Hospitality Co.	4,162
83	DuPont Fabros Technology, Inc.	5,064
79	EPR Properties	5,649
847	FelCor Lodging Trust, Inc.	6,109
150	First Industrial Realty Trust, Inc.	4,299
582	First Potomac Realty Trust	6,468
58	Franklin Street Properties Corp.	644
174	Getty Realty Corp.	4,373
87	Gladstone Commercial Corp.	1,898
544	Government Properties Income Trust	9,959
35	Highwoods Properties, Inc.	1,795
190	Hospitality Properties Trust	5,533
352	InfraREIT, Inc.	6,745
145	Kite Realty Group Trust	2,743
95	LaSalle Hotel Properties	2,819
118	LTC Properties, Inc.	6,054
152	Mack-Cali Realty Corp.	4,117
278	Monogram Residential Trust, Inc.	2,702
240	Pebblebrook Hotel Trust	7,731
431	Pennsylvania REIT	4,881
219	Potlatch Corp.	9,995
100	PS Business Parks, Inc.	13,292
550	RAIT Financial Trust	1,204
378	RLJ Lodging Trust	7,517
14	Saul Centers, Inc.	823
600	Sunstone Hotel Investors, Inc.	9,669
16	Taubman Centers, Inc.	977
93	Urstadt Biddle Properties, Inc., Class A	1,837
516	Washington Prime Group, Inc.	4,322
11	Washington REIT	351

		195,940

	Real Estate Management & Development — 0.9%
165	Alexander & Baldwin, Inc.	6,815
541	Forestar Group, Inc. (a)	9,282
223	St Joe Co. (The) (a)	4,183

		20,280

	Total Real Estate	216,220

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
34	IDT Corp., Class B	488

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 6.5%
	Electric Utilities — 1.6%
308	El Paso Electric Co.	15,898
394	Portland General Electric Co.	18,006
48	Spark Energy, Inc., Class A	895

		34,799

	Gas Utilities — 1.9%
267	Northwest Natural Gas Co.	15,962
180	Southwest Gas Holdings, Inc.	13,114
150	Spire, Inc.	10,463

		39,539

	Independent Power and Renewable Electricity Producers — 1.2%
2,399	Atlantic Power Corp. (a)	5,758
1,350	Dynegy, Inc. (a)	11,168
330	Pattern Energy Group, Inc.	7,876

		24,802

	Multi-Utilities — 1.2%
296	Avista Corp.	12,572
157	NorthWestern Corp.	9,562
62	Unitil Corp.	2,981

		25,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.6%
169	American States Water Co.	8,031
133	California Water Service Group	4,891

		12,922

	Total Utilities	137,177

	Total Common Stocks (Cost $1,642,753)	2,063,556

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
3	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
42,684	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $42,684)	42,684

	Total Investments — 99.6% (Cost $1,685,437)	2,106,240
	Other Assets in Excess of Liabilities — 0.4%	8,963

	NET ASSETS — 100.0%	$2,115,203

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
668	Mini Russell 2000	09/15/17	USD	$47,238	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Consumer Discretionary — 11.7%
	Auto Components — 1.1%
59	Cooper Tire & Rubber Co.	2,137
381	Stoneridge, Inc. (a)	5,870
192	Tenneco, Inc.	11,103

		19,110

	Diversified Consumer Services — 0.6%
179	Ascent Capital Group, Inc., Class A (a)	2,752
189	Houghton Mifflin Harcourt Co. (a)	2,325
419	Regis Corp. (a)	4,306
9	Strayer Education, Inc.	802

		10,185

	Hotels, Restaurants & Leisure — 3.1%
593	Bloomin’ Brands, Inc.	12,592
11	DineEquity, Inc.	471
125	Intrawest Resorts Holdings, Inc. (a)	2,968
334	La Quinta Holdings, Inc. (a)	4,930
475	Penn National Gaming, Inc. (a)	10,169
398	Pinnacle Entertainment, Inc. (a)	7,855
321	Ruby Tuesday, Inc. (a)	644
71	Scientific Games Corp., Class A (a)	1,848
439	Sonic Corp.	11,632
97	Speedway Motorsports, Inc.	1,769

		54,878

	Household Durables — 1.6%
56	AV Homes, Inc. (a)	1,117
65	NACCO Industries, Inc., Class A	4,598
944	Taylor Morrison Home Corp., Class A (a)	22,661
44	UCP, Inc., Class A (a)	476

		28,852

	Internet & Direct Marketing Retail — 0.2%
294	Liberty TripAdvisor Holdings, Inc., Class A (a)	3,408

	Media — 0.8%
278	Eros International plc, (India) (a)	3,186
323	Sinclair Broadcast Group, Inc., Class A	10,614

		13,800

	Multiline Retail — 0.5%
156	Big Lots, Inc.	7,549
19	Dillard’s, Inc., Class A	1,079

		8,628

	Specialty Retail — 2.6%
58	Aaron’s, Inc.	2,268
211	Barnes & Noble Education, Inc. (a)	2,238
178	Children’s Place, Inc. (The)	18,164

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
16	Floor & Decor Holdings, Inc., Class A (a)	608
534	GNC Holdings, Inc., Class A	4,505
402	Office Depot, Inc.	2,268
1,126	Pier 1 Imports, Inc.	5,843
248	Select Comfort Corp. (a)	8,798

		44,692

	Textiles, Apparel & Luxury Goods — 1.2%
543	Fossil Group, Inc. (a)	5,622
250	Iconix Brand Group, Inc. (a)	1,726
216	Movado Group, Inc.	5,449
68	Perry Ellis International, Inc. (a)	1,321
232	Wolverine World Wide, Inc.	6,493

		20,611

	Total Consumer Discretionary	204,164

	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.2%
105	Ingles Markets, Inc., Class A	3,487

	Food Products — 1.9%
1,045	Darling Ingredients, Inc. (a)	16,444
299	Dean Foods Co.	5,083
191	Pilgrim’s Pride Corp. (a)	4,195
57	Post Holdings, Inc. (a)	4,442
24	Sanderson Farms, Inc.	2,822
23	Seneca Foods Corp., Class A (a)	720

		33,706

	Personal Products — 0.1%
21	Herbalife Ltd. (a)	1,462
16	Medifast, Inc.	643

		2,105

	Tobacco — 0.5%
120	Universal Corp.	7,770

	Total Consumer Staples	47,068

	Energy — 3.5%
	Energy Equipment & Services — 0.7%
377	Archrock, Inc.	4,297
6	Natural Gas Services Group, Inc. (a)	142
362	Parker Drilling Co. (a)	489
361	Rowan Cos. plc, Class A (a)	3,700
34	SEACOR Holdings, Inc. (a)	1,176
34	SEACOR Marine Holdings, Inc. (a)	702
140	Unit Corp. (a)	2,616

		13,122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.8%
17	Adams Resources & Energy, Inc.	682
1,224	Bill Barrett Corp. (a)	3,756
400	Delek US Holdings, Inc.	10,587
1,529	Denbury Resources, Inc. (a)	2,339
933	EP Energy Corp., Class A (a)	3,413
86	International Seaways, Inc. (a)	1,862
393	Renewable Energy Group, Inc. (a)	5,092
184	REX American Resources Corp. (a)	17,757
375	Sanchez Energy Corp. (a)	2,695
123	Westmoreland Coal Co. (a)	598

		48,781

	Total Energy	61,903

	Financials — 17.5%
	Banks — 9.3%
61	1st Source Corp.	2,943
95	BancFirst Corp.	9,138
251	BancorpSouth, Inc.	7,665
16	Cadence BanCorp (a)	344
197	Capital Bank Financial Corp., Class A	7,487
98	Cathay General Bancorp	3,731
323	Central Pacific Financial Corp.	10,152
23	Central Valley Community Bancorp	510
39	Chemical Financial Corp.	1,864
26	Citizens & Northern Corp.	596
62	City Holding Co.	4,110
405	CVB Financial Corp.	9,093
4	East West Bancorp, Inc.	230
302	FCB Financial Holdings, Inc., Class A (a)	14,397
410	First Commonwealth Financial Corp.	5,203
27	First Community Bancshares, Inc.	749
65	First Financial Bancorp	1,795
91	First Hawaiian, Inc.	2,774
66	First Interstate BancSystem, Inc., Class A	2,455
83	Flushing Financial Corp.	2,348
105	Fulton Financial Corp.	2,003
32	Great Western Bancorp, Inc.	1,322
42	Guaranty Bancorp	1,129
201	Hope Bancorp, Inc.	3,742
59	IBERIABANK Corp.	4,821
130	Independent Bank Corp.	3,391
276	Investors Bancorp, Inc.	3,683
30	MainSource Financial Group, Inc.	1,002
23	National Bank Holdings Corp., Class A	760
228	OFG Bancorp, (Puerto Rico)	2,276
67	PacWest Bancorp	3,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
186	People’s United Financial, Inc.	3,281
28	Sierra Bancorp	697
40	Simmons First National Corp., Class A	2,121
20	Southside Bancshares, Inc.	689
47	Southwest Bancorp, Inc.	1,193
253	TCF Financial Corp.	4,026
87	Trustmark Corp.	2,785
61	UMB Financial Corp.	4,552
305	Union Bankshares Corp.	10,326
59	Webster Financial Corp.	3,065
40	West Bancorp, Inc.	953
250	Westamerica Bancorp	13,993

		162,532

	Capital Markets — 1.1%
36	Federated Investors, Inc., Class B	1,020
13	Houlihan Lokey, Inc.	450
145	KCG Holdings, Inc., Class A (a)	2,895
53	MarketAxess Holdings, Inc.	10,678
21	Stifel Financial Corp. (a)	970
21	Virtus Investment Partners, Inc.	2,297

		18,310

	Consumer Finance — 0.6%
11	Credit Acceptance Corp. (a)	2,828
516	EZCORP, Inc., Class A (a)	3,972
82	Nelnet, Inc., Class A	3,874
20	Regional Management Corp. (a)	470

		11,144

	Insurance — 2.5%
18	Ambac Financial Group, Inc. (a)	316
40	American Equity Investment Life Holding Co.	1,041
28	Aspen Insurance Holdings Ltd., (Bermuda)	1,416
18	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	326
347	CNO Financial Group, Inc.	7,245
64	First American Financial Corp.	2,847
23	Global Indemnity Ltd., (Cayman Islands) (a)	900
81	Kemper Corp.	3,131
594	MBIA, Inc. (a)	5,604
96	Navigators Group, Inc. (The)	5,292
100	Primerica, Inc.	7,605
77	ProAssurance Corp.	4,669
16	Stewart Information Services Corp.	703
125	Third Point Reinsurance Ltd., (Bermuda) (a)	1,733
28	Universal Insurance Holdings, Inc.	716

		43,544

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 1.2%
690	Capstead Mortgage Corp.	7,197
1,704	CYS Investments, Inc.	14,328

		21,525

	Thrifts & Mortgage Finance — 2.8%
21	BankFinancial Corp.	316
638	Beneficial Bancorp, Inc.	9,570
23	Capitol Federal Financial, Inc.	324
69	Charter Financial Corp.	1,238
22	First Defiance Financial Corp.	1,180
313	Kearny Financial Corp.	4,647
601	Meridian Bancorp, Inc.	10,159
258	MGIC Investment Corp. (a)	2,885
120	NMI Holdings, Inc., Class A (a)	1,372
560	Northfield Bancorp, Inc.	9,604
151	Walker & Dunlop, Inc. (a)	7,368

		48,663

	Total Financials	305,718

	Health Care — 14.3%
	Biotechnology — 5.3%
95	ACADIA Pharmaceuticals, Inc. (a)	2,647
742	Achillion Pharmaceuticals, Inc. (a)	3,404
225	Aimmune Therapeutics, Inc. (a)	4,620
206	Alder Biopharmaceuticals, Inc. (a)	2,358
588	Amicus Therapeutics, Inc. (a)	5,924
280	Arena Pharmaceuticals, Inc. (a)	4,720
48	Avexis, Inc. (a)	3,960
122	Bellicum Pharmaceuticals, Inc. (a)	1,424
166	Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	4,140
197	Cara Therapeutics, Inc. (a)	3,035
214	CytomX Therapeutics, Inc. (a)	3,317
103	Edge Therapeutics, Inc. (a)	1,060
148	Flexion Therapeutics, Inc. (a)	2,982
156	Global Blood Therapeutics, Inc. (a)	4,275
17	Karyopharm Therapeutics, Inc. (a)	153
161	Mersana Therapeutics, Inc. (a)	2,246
178	Myriad Genetics, Inc. (a)	4,602
89	Prothena Corp. plc, (Ireland) (a)	4,817
28	Sage Therapeutics, Inc. (a)	2,222
153	Sarepta Therapeutics, Inc. (a)	5,171
96	Selecta Biosciences, Inc. (a)	1,910
168	Seres Therapeutics, Inc. (a)	1,895
1,361	Synergy Pharmaceuticals, Inc. (a)	6,054
321	TG Therapeutics, Inc. (a)	3,225

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
83	Ultragenyx Pharmaceutical, Inc. (a)	5,168
235	Versartis, Inc. (a)	4,102
173	Xencor, Inc. (a)	3,650

		93,081

	Health Care Equipment & Supplies — 2.7%
179	Halyard Health, Inc. (a)	7,031
119	Masimo Corp. (a)	10,860
200	Orthofix International NV (a)	9,310
22	Utah Medical Products, Inc.	1,607
671	Wright Medical Group NV (a)	18,446

		47,254

	Health Care Providers & Services — 4.1%
272	Civitas Solutions, Inc. (a)	4,753
621	Cross Country Healthcare, Inc. (a)	8,013
730	Genesis Healthcare, Inc. (a)	1,270
238	Kindred Healthcare, Inc.	2,776
75	Landauer, Inc.	3,917
202	Molina Healthcare, Inc. (a)	13,954
375	Owens & Minor, Inc.	12,084
502	Tivity Health, Inc. (a)	20,017
30	WellCare Health Plans, Inc. (a)	5,423

		72,207

	Health Care Technology — 0.3%
255	HMS Holdings Corp. (a)	4,714

	Life Sciences Tools & Services — 0.2%
72	INC Research Holdings, Inc., Class A (a)	4,200

	Pharmaceuticals — 1.7%
294	MyoKardia, Inc. (a)	3,854
270	Nektar Therapeutics (a)	5,271
103	Pacira Pharmaceuticals, Inc. (a)	4,927
176	Paratek Pharmaceuticals, Inc. (a)	4,244
34	Prestige Brands Holdings, Inc. (a)	1,817
156	Reata Pharmaceuticals, Inc., Class A (a)	4,929
181	Revance Therapeutics, Inc. (a)	4,776

		29,818

	Total Health Care	251,274

	Industrials — 15.0%
	Aerospace & Defense — 1.5%
94	AAR Corp.	3,278
78	Curtiss-Wright Corp.	7,122
317	DigitalGlobe, Inc. (a)	10,545
71	Moog, Inc., Class A (a)	5,099

		26,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Airlines — 0.2%
47	Alaska Air Group, Inc.	4,174

	Building Products — 1.1%
486	Continental Building Products, Inc. (a)	11,317
145	Gibraltar Industries, Inc. (a)	5,151
180	Ply Gem Holdings, Inc. (a)	3,231

		19,699

	Commercial Services & Supplies — 2.9%
1,466	ACCO Brands Corp. (a)	17,079
95	ARC Document Solutions, Inc. (a)	395
503	CECO Environmental Corp.	4,614
121	Deluxe Corp.	8,403
343	Ennis, Inc.	6,559
69	Essendant, Inc.	1,028
75	Interface, Inc.	1,466
110	VSE Corp.	4,957
234	West Corp.	5,466

		49,967

	Construction & Engineering — 1.4%
253	EMCOR Group, Inc.	16,522
62	MasTec, Inc. (a)	2,813
142	MYR Group, Inc. (a)	4,417

		23,752

	Electrical Equipment — 0.5%
168	Generac Holdings, Inc. (a)	6,084
104	Powell Industries, Inc.	3,318

		9,402

	Machinery — 2.3%
244	Actuant Corp., Class A	5,995
372	Briggs & Stratton Corp.	8,958
301	Douglas Dynamics, Inc.	9,913
42	Graham Corp.	820
72	Harsco Corp. (a)	1,154
82	Kadant, Inc.	6,144
358	Wabash National Corp.	7,871

		40,855

	Marine — 0.6%
512	Costamare, Inc., (Monaco)	3,741
198	Matson, Inc.	5,951

		9,692

	Professional Services — 2.3%
706	Acacia Research Corp. (a)	2,896
208	Barrett Business Services, Inc.	11,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
81	Franklin Covey Co. (a)	1,572
346	Huron Consulting Group, Inc. (a)	14,943
33	TriNet Group, Inc. (a)	1,087
120	WageWorks, Inc. (a)	8,084

		40,523

	Road & Rail — 0.7%
132	ArcBest Corp.	2,709
60	Schneider National, Inc., Class B	1,331
253	Swift Transportation Co. (a)	6,710
145	YRC Worldwide, Inc. (a)	1,612

		12,362

	Trading Companies & Distributors — 1.5%
86	Applied Industrial Technologies, Inc.	5,061
153	DXP Enterprises, Inc. (a)	5,278
511	MRC Global, Inc. (a)	8,433
2	Neff Corp., Class A (a)	40
368	Titan Machinery, Inc. (a)	6,608

		25,420

	Total Industrials	261,890

	Information Technology — 16.5%
	Communications Equipment — 1.3%
141	Ciena Corp. (a)	3,535
549	Extreme Networks, Inc. (a)	5,063
196	InterDigital, Inc.	15,159

		23,757

	Electronic Equipment, Instruments & Components — 2.9%
104	Bel Fuse, Inc., Class B	2,559
479	Benchmark Electronics, Inc. (a)	15,485
53	ePlus, Inc. (a)	3,927
2	KEMET Corp. (a)	28
435	Knowles Corp. (a)	7,355
17	ScanSource, Inc. (a)	685
142	Tech Data Corp. (a)	14,342
21	TTM Technologies, Inc. (a)	370
378	Vishay Intertechnology, Inc.	6,271

		51,022

	Internet Software & Services — 1.9%
225	Bankrate, Inc. (a)	2,885
206	Cloudera, Inc. (a)	3,305
199	DHI Group, Inc. (a)	568
101	Liquidity Services, Inc. (a)	643
148	Nutanix, Inc., Class A (a)	2,980
109	Okta, Inc. (a)	2,494

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
12	Stamps.com, Inc. (a)	1,797
303	Tintri, Inc. (a)	2,201
332	Web.com Group, Inc. (a)	8,387
183	Yelp, Inc. (a)	5,491
151	Yext, Inc. (a)	2,018

		32,769

	IT Services — 1.9%
195	Convergys Corp.	4,632
118	CSG Systems International, Inc.	4,776
30	Euronet Worldwide, Inc. (a)	2,595
39	EVERTEC, Inc., (Puerto Rico)	666
94	Science Applications International Corp.	6,498
284	Travelport Worldwide Ltd.	3,902
791	Unisys Corp. (a)	10,128

		33,197

	Semiconductors & Semiconductor Equipment — 3.0%
29	Advanced Energy Industries, Inc. (a)	1,902
262	Alpha & Omega Semiconductor Ltd. (a)	4,371
540	Amkor Technology, Inc. (a)	5,271
359	Cohu, Inc.	5,652
247	Integrated Device Technology, Inc. (a)	6,370
21	Silicon Laboratories, Inc. (a)	1,449
204	Synaptics, Inc. (a)	10,539
117	Xcerra Corp. (a)	1,141
534	Xperi Corp.	15,922

		52,617

	Software — 5.5%
267	ACI Worldwide, Inc. (a)	5,964
345	Aspen Technology, Inc. (a)	19,087
152	Barracuda Networks, Inc. (a)	3,514
18	Blackline, Inc. (a)	636
90	Fair Isaac Corp.	12,603
50	Manhattan Associates, Inc. (a)	2,403
507	Progress Software Corp.	15,667
27	Proofpoint, Inc. (a)	2,362
51	Qualys, Inc. (a)	2,089
334	Synchronoss Technologies, Inc. (a)	5,497
270	Take-Two Interactive Software, Inc. (a)	19,835
104	VASCO Data Security International, Inc. (a)	1,492
124	Workiva, Inc. (a)	2,370
458	Zix Corp. (a)	2,608

		96,127

	Total Information Technology	289,489

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 3.7%
	Chemicals — 2.1%
84	American Vanguard Corp.	1,442
162	FutureFuel Corp.	2,437
19	Koppers Holdings, Inc. (a)	669
127	Minerals Technologies, Inc.	9,304
44	Olin Corp.	1,323
293	OMNOVA Solutions, Inc. (a)	2,859
341	Rayonier Advanced Materials, Inc.	5,362
184	Trinseo SA	12,627

		36,023

	Containers & Packaging — 0.6%
771	Graphic Packaging Holding Co.	10,620
36	Myers Industries, Inc.	643

		11,263

	Metals & Mining — 0.9%
280	AK Steel Holding Corp. (a)	1,842
60	Carpenter Technology Corp.	2,231
53	SunCoke Energy, Inc. (a)	582
49	Warrior Met Coal, Inc.	836
198	Worthington Industries, Inc.	9,928

		15,419

	Paper & Forest Products — 0.1%
46	Domtar Corp.	1,779

	Total Materials	64,484

	Real Estate — 6.3%
	Equity Real Estate Investment Trusts (REITs) — 5.7%
109	American Assets Trust, Inc.	4,274
727	Ashford Hospitality Trust, Inc.	4,422
119	CBL & Associates Properties, Inc.	1,000
181	CoreSite Realty Corp.	18,739
78	CubeSmart	1,877
94	DCT Industrial Trust, Inc.	5,010
116	DiamondRock Hospitality Co.	1,266
51	EastGroup Properties, Inc.	4,274
5	EPR Properties	388
30	Equity LifeStyle Properties, Inc.	2,564
58	First Industrial Realty Trust, Inc.	1,663
100	Franklin Street Properties Corp.	1,111
23	Gladstone Commercial Corp.	499
110	Government Properties Income Trust	2,005
203	Hersha Hospitality Trust	3,761
44	Highwoods Properties, Inc.	2,206
119	Hospitality Properties Trust	3,457

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
35	InfraREIT, Inc.	663
122	LTC Properties, Inc.	6,280
105	Mack-Cali Realty Corp.	2,842
103	Monogram Residential Trust, Inc.	999
15	National Retail Properties, Inc.	575
61	Pennsylvania REIT	695
163	Potlatch Corp.	7,444
21	PS Business Parks, Inc.	2,740
214	Ramco-Gershenson Properties Trust	2,764
557	RLJ Lodging Trust	11,074
57	Saul Centers, Inc.	3,305
37	Summit Hotel Properties, Inc.	694
39	Taubman Centers, Inc.	2,293

		100,884

	Real Estate Management & Development — 0.6%
35	Alexander & Baldwin, Inc.	1,457
468	Forestar Group, Inc. (a)	8,028
23	St Joe Co. (The) (a)	429

		9,914

	Total Real Estate	110,798

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
231	IDT Corp., Class B	3,321
2,002	Windstream Holdings, Inc.	7,769

	Total Telecommunication Services	11,090

	Utilities — 3.5%
	Electric Utilities — 1.3%
119	El Paso Electric Co.	6,137
88	PNM Resources, Inc.	3,355
209	Portland General Electric Co.	9,540
170	Spark Energy, Inc., Class A	3,203

		22,235

	Gas Utilities — 0.6%
30	Northwest Natural Gas Co.	1,777
59	Southwest Gas Holdings, Inc.	4,325
70	Spire, Inc.	4,855

		10,957

SHARES		SECURITY DESCRIPTION	VALUE($)

		Independent Power and Renewable Electricity Producers — 0.9%
1,532		Atlantic Power Corp. (a)	3,676
922		Dynegy, Inc. (a)	7,625
163		Pattern Energy Group, Inc.	3,886

			15,187

		Multi-Utilities — 0.2%
30		Avista Corp.	1,257
32		NorthWestern Corp.	1,971

			3,228

		Water Utilities — 0.5%
196		American States Water Co.	9,268

		Total Utilities	60,875

		Total Common Stocks (Cost $1,421,675)	1,668,753

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

Short-Term Investment — 4.5%
		Investment Company — 4.5%
78,822		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $78,822)	78,822

		Total Investments — 99.8% (Cost $1,500,497)	1,747,575
		Other Assets in Excess of Liabilities — 0.2%	4,098

		NET ASSETS — 100.0%	$1,751,673

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,098	Mini Russell 2000	09/15/17	USD	$77,645	$(106)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$166,319	$204,080	$6,038,706
Investments in affiliates, at value	3,593	10,565	267,273

Total investment securities, at value	169,912	214,645	6,305,979
Cash	—	3	—
Deposits at broker for futures contracts	—	540	—
Receivables:
Investment securities sold	1,060	1,163	13,678
Fund shares sold	462	97	8,386
Dividends from non-affiliates	67	192	6,143
Dividends from affiliates	1	3	178

Total Assets	171,502	216,643	6,334,364

LIABILITIES:
Payables:
Investment securities purchased	526	5,547	31,729
Fund shares redeemed	288	162	8,901
Variation margin on futures contracts	—	16	—
Accrued liabilities:
Investment advisory fees	82	89	3,245
Administration fees	6	—	376
Distribution fees	36	1	348
Service fees	35	8	806
Custodian and accounting fees	2	8	21
Trustees’ and Chief Compliance Officer’s fees	—	—	2
Printing and mailing cost	76	41	243
Other	59	26	250

Total Liabilities	1,110	5,898	45,921

Net Assets	$170,392	$210,745	$6,288,443

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$99,475	$142,492	$4,528,931
Accumulated undistributed (distributions in excess of) net investment income	(669)	184	13,011
Accumulated net realized gains (losses)	7,154	13,581	248,658
Net unrealized appreciation (depreciation)	64,432	54,488	1,497,843

Total Net Assets	$170,392	$210,745	$6,288,443

Net Assets:
Class A	$66,189	$2,203	$1,135,394
Class C	36,707	1,017	171,352
Class I (formerly Select Class)	67,496	3,545	2,722,213
Class R2	—	—	13,078
Class R3	—	—	104
Class R4	—	—	60
Class R5	—	187,198	1,267,593
Class R6	—	16,782	978,649

Total	$170,392	$210,745	$6,288,443

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,005	42	23,347
Class C	2,144	20	4,622
Class I (formerly Select Class)	2,718	67	48,885
Class R2	—	—	274
Class R3	—	—	2
Class R4	—	—	1
Class R5	—	3,557	22,701
Class R6	—	319	17,529

Net Asset Value (a):
Class A — Redemption price per share	$22.03	$52.32	$48.63
Class C — Offering price per share (b)	17.12	52.14	37.07
Class I (formerly Select Class) — Offering and redemption price per share	24.83	52.58	55.69
Class R2 —Offering and redemption price per share	—	—	47.81
Class R3 — Offering and redemption price per share	—	—	48.54
Class R4 — Offering and redemption price per share	—	—	55.64
Class R5 — Offering and redemption price per share	—	52.64	55.84
Class R6 — Offering and redemption price per share	—	52.57	55.83
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.25	$55.22	$51.32

Cost of investments in non-affiliates	$101,887	$149,604	$4,540,863
Cost of investments in affiliates	3,593	10,565	267,273

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,303,749		$2,063,556	$1,668,753
Investments in affiliates, at value	41,963		42,684	78,822

Total investment securities, at value	1,345,712		2,106,240	1,747,575
Deposits at broker for futures contracts	—		2,272	3,712
Receivables:
Due from custodian	—		4,044	—
Investment securities sold	8,326		16,316	9,100
Fund shares sold	2,594		1,729	2,392
Dividends from non-affiliates	522		3,603	2,262
Dividends from affiliates	23		24	28

Total Assets	1,357,177		2,134,228	1,765,069

LIABILITIES:
Payables:
Due to custodian	—	(a)	6	43
Investment securities purchased	4,164		9,848	9,154
Fund shares redeemed	36,023		7,172	2,450
Variation margin on futures contracts	—		124	203
Accrued liabilities:
Investment advisory fees	687		1,115	857
Administration fees	78		140	116
Distribution fees	62		160	104
Service fees	102		174	255
Custodian and accounting fees	4		7	10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Printing and mailing cost	56		82	77
Other	73		197	127

Total Liabilities	41,249		19,025	13,396

Net Assets	$1,315,928		$2,115,203	$1,751,673

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$851,131	$1,621,207	$1,452,702
Accumulated undistributed (distributions in excess of) net investment income	(2,738)	2,857	823
Accumulated net realized gains (losses)	29,829	70,495	51,176
Net unrealized appreciation (depreciation)	437,706	420,644	246,972

Total Net Assets	$1,315,928	$2,115,203	$1,751,673

Net Assets:
Class A	$196,403	$518,464	$244,958
Class C	20,352	40,349	49,946
Class I (formerly Select Class)	110,644	344,875	387,043
Class L (formerly Institutional Class)	360,044	—	711,139
Class R2	23,569	60,282	51,511
Class R3	—	13,390	9,560
Class R4	—	39	794
Class R5	1,186	130,338	145
Class R6	603,730	1,007,466	296,577

Total	$1,315,928	$2,115,203	$1,751,673

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,263	17,769	13,536
Class C	1,812	1,644	2,870
Class I (formerly Select Class)	6,840	11,197	20,952
Class L (formerly Institutional Class)	21,695	—	38,516
Class R2	1,638	2,083	2,892
Class R3	—	459	530
Class R4	—	1	43
Class R5	71	4,231	8
Class R6	36,090	32,675	16,047

Net Asset Value (a):
Class A — Redemption price per share	$14.81	$29.18	$18.10
Class C — Offering price per share (b)	11.23	24.55	17.40
Class I (formerly Select Class) — Offering and redemption price per share	16.18	30.80	18.47
Class L (formerly Institutional Class) — Offering and redemption price per share	16.60	—	18.46
Class R2 — Offering and redemption price per share	14.39	28.94	17.81
Class R3 — Offering and redemption price per share	—	29.14	18.03
Class R4 — Offering and redemption price per share	—	30.77	18.44
Class R5 — Offering and redemption price per share	16.60	30.80	18.45
Class R6 — Offering and redemption price per share	16.73	30.83	18.48
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.63	$30.80	$19.10

Cost of investments in non-affiliates	$866,043	$1,642,753	$1,421,675
Cost of investments in affiliates	41,963	42,684	78,822

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$36
Dividend income from non-affiliates	739	2,261	79,188
Dividend income from affiliates	10	24	1,142

Total investment income	749	2,285	80,366

EXPENSES:
Investment advisory fees	1,037	1,242	34,197
Administration fees	131	156	4,302
Distribution fees:
Class A	151	2	2,706
Class C	263	3	1,051
Class R2	—	—	50
Class R3 (b)	—	—	—	(a)
Service fees:
Class A	151	2	2,706
Class C	88	1	350
Class I (formerly Select Class) (c)	160	3	5,498
Class R2	—	—	25
Class R3 (b)	—	—	—	(a)
Class R4 (b)	—	—	—	(a)
Class R5 (d)	—	185	780
Custodian and accounting fees	31	55	172
Professional fees	45	73	106
Trustees’ and Chief Compliance Officer’s fees	25	25	37
Printing and mailing costs	50	110	292
Registration and filing fees	52	128	650
Transfer agency fees (See Note 2.D.)	24	12	160
Sub-transfer agency fees (See Note 2.D.)	152	123	3,039
Other	7	9	91

Total expenses	2,367	2,129	56,212

Less fees waived	(360)	(569)	(3,508)
Less earnings credits	—	—	—	(a)
Less expense reimbursements	—	(34)	(60)

Net expenses	2,007	1,526	52,644

Net investment income (loss)	(1,258)	759	27,722

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,961	20,081	265,294
Futures	—	835	—

Net realized gain (loss)	23,961	20,916	265,294

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	25,078	21,614	631,255
Futures	—	(73)	—

Change in net unrealized appreciation/depreciation	25,078	21,541	631,255

Net realized/unrealized gains (losses)	49,039	42,457	896,549

Change in net assets resulting from operations	$47,781	$43,216	$924,271

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(c)	Commencement of offering of Select Class effective January 3, 2017. Select Class was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
(d)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$2	$5
Dividend income from non-affiliates	5,355	32,653	20,261
Dividend income from affiliates	103	242	238

Total investment income	5,458	32,897	20,504

EXPENSES:
Investment advisory fees	7,496	12,914	9,800
Administration fees	943	1,625	1,336
Distribution fees:
Class A	460	1,398	625
Class C	146	328	374
Class R2	109	273	210
Class R3 (a)	—	7	3
Service fees:
Class A	460	1,398	625
Class C	48	109	125
Class I (formerly Select Class)	271	820	852
Class L (formerly Institutional Class)	300	—	735
Class R2	55	136	105
Class R3 (a)	—	7	3
Class R4 (a)	—	— (b)	— (b)
Class R5 (c)	1	73	— (b)
Custodian and accounting fees	53	106	94
Professional fees	58	71	61
Trustees’ and Chief Compliance Officer’s fees	27	30	29
Printing and mailing costs	88	186	211
Registration and filing fees	113	135	177
Transfer agency fees (See Note 2.D.)	67	410	69
Sub-transfer agency fees (See Note 2.D.)	578	1,196	1,140
Other	27	53	38

Total expenses	11,300	21,275	16,612

Less fees waived	(815)	(1,636)	(908)
Less expense reimbursements	(19)	(22)	(9)

Net expenses	10,466	19,617	15,695

Net investment income (loss)	(5,008)	13,280	4,809

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	83,723	93,699	86,690
Futures	—	10,604	11,292

Net realized gain (loss)	83,723	104,303	97,982

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	264,591	217,176	176,441
Futures	—	(715)	(627)

Change in net unrealized appreciation/depreciation	264,591	216,461	175,814

Net realized/unrealized gains (losses)	348,314	320,764	273,796

Change in net assets resulting from operations	$343,306	$334,044	$278,605

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Value Fund and U.S. Small Company Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,258)	$(2,182)	$759	$1,397
Net realized gain (loss)	23,961	28,187	20,916	67,374
Change in net unrealized appreciation/depreciation	25,078	(117,590)	21,541	(151,923)

Change in net assets resulting from operations	47,781	(91,585)	43,216	(83,152)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	—	— (b)	—
From net realized gains	(8,616)	(8,870)	(7)	—
Class C (a)
From net investment income	—	—	— (b)	—
From net realized gains	(6,161)	(6,681)	(5)	—
Class I (formerly Select Class) (c)
From net realized gains	(8,471)	(40,293)	—	—
Class R5 (d)
From net investment income	—	—	(599)	(4,787)
From net realized gains	—	—	(17,764)	(69,898)
Class R6 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(2)	—

Total distributions to shareholders	(23,248)	(55,844)	(18,377)	(74,685)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,047)	(209,461)	21,270	(493,179)

NET ASSETS:
Change in net assets	17,486	(356,890)	46,109	(651,016)
Beginning of period	152,906	509,796	164,636	815,652

End of period	$170,392	$152,906	$210,745	$164,636

Accumulated undistributed (distributions in excess of) net investment income	$(669)	$(658)	$184	$(31)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of Select Class effective January 3, 2017. Select Class was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
(d)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,722	$17,832	$(5,008)	$(4,817)
Net realized gain (loss)	265,294	399,193	83,723	3,683
Change in net unrealized appreciation/depreciation	631,255	(343,741)	264,591	(172,393)

Change in net assets resulting from operations	924,271	73,284	343,306	(173,527)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,188)	(2,634)	—	—
From net realized gains	(32,659)	(51,657)	(6,279)	(17,982)
Class C
From net investment income	(479)	—	—	—
From net realized gains	(5,074)	(2,993)	(877)	(2,222)
Class I (formerly Select Class)
From net investment income	(9,633)	(3,556)	—	—
From net realized gains	(53,162)	(59,055)	(3,529)	(8,776)
Class L (formerly Institutional Class)
From net realized gains	—	—	(9,811)	(19,628)
Class R2
From net investment income	(23)	—	—	—
From net realized gains	(276)	(211)	(772)	(1,956)
Class R3 (a)
From net investment income	— (b)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R5 (c)
From net investment income	(5,428)	(7,998)	—	—
From net realized gains	(25,600)	(77,242)	(28)	—
Class R6 (d)
From net investment income	(3,830)	—	—	—
From net realized gains	(15,853)	—	(15,304)	(34,132)

Total distributions to shareholders	(155,206)	(205,346)	(36,600)	(84,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,070,448	187,154	(27,916)	50,292

NET ASSETS:
Change in net assets	2,839,513	55,092	278,790	(207,931)
Beginning of period	3,448,930	3,393,838	1,037,138	1,245,069

End of period	$6,288,443	$3,448,930	$1,315,928	$1,037,138

Accumulated undistributed (distributions in excess of) net investment income	$13,011	$8,726	$(2,738)	$(1,912)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,280	$16,276	$4,809	$4,777
Net realized gain (loss)	104,303	(11,621)	97,982	(25,653)
Change in net unrealized appreciation/depreciation	216,461	(52,243)	175,814	(37,299)

Change in net assets resulting from operations	334,044	(47,588)	278,605	(58,175)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,556)	(3,316)	(192)	(375)
From net realized gains	(390)	(24,024)	(15)	(9,859)
Class C
From net investment income	(124)	(138)	—	—
From net realized gains	(36)	(2,266)	(3)	(1,985)
Class I (formerly Select Class)
From net investment income	(1,795)	(2,589)	(967)	(1,045)
From net realized gains	(217)	(11,883)	(19)	(11,139)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,751)	(2,157)
From net realized gains	—	—	(45)	(16,302)
Class R2
From net investment income	(181)	(176)	—	(36)
From net realized gains	(37)	(2,034)	(2)	(1,197)
Class R3 (a)
From net investment income	(2)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R4 (a)
From net investment income	— (b)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R5 (c)
From net investment income	(730)	(877)	— (b)	—
From net realized gains	(73)	(4,226)	— (b)	—
Class R6
From net investment income	(6,792)	(7,344)	(1,045)	(620)
From net realized gains	(552)	(33,390)	(11)	(4,031)

Total distributions to shareholders	(13,485)	(92,263)	(6,050)	(48,746)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	41,312	22,440	155,806	458,685

NET ASSETS:
Change in net assets	361,871	(117,411)	428,361	351,764
Beginning of period	1,753,332	1,870,743	1,323,312	971,548

End of period	$2,115,203	$1,753,332	$1,751,673	$1,323,312

Accumulated undistributed (distributions in excess of) net investment income	$2,857	$2,643	$823	$2,547

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$11,085	$10,070	$2,255	$23
Distributions reinvested	6,122	6,411	7	—
Cost of shares redeemed	(16,068)	(14,402)	(154)	—

Change in net assets resulting from Class A capital transactions	$1,139	$2,079	$2,108	$23

Class C (a)
Proceeds from shares issued	$11,882	$13,161	$1,055	$20
Distributions reinvested	888	856	5	—
Cost of shares redeemed	(12,954)	(17,151)	(93)	—

Change in net assets resulting from Class C capital transactions	$(184)	$(3,134)	$967	$20

Class I (formerly Select Class) (b)
Proceeds from shares issued	$15,936	$68,912	$3,813	$—
Distributions reinvested	8,203	39,841	—	—
Cost of shares redeemed	(32,141)	(317,159)	(391)	—

Change in net assets resulting from Class I capital transactions	$(8,002)	$(208,406)	$3,422	$—

Class R5 (c)
Proceeds from shares issued	$—	$—	$38,644	$82,011
Distributions reinvested	—	—	15,729	71,593
Cost of shares redeemed	—	—	(55,810)	(116,062)
Redemptions in-kind (See Note 7)	—	—	—	(530,784)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(1,437)	$(493,242)

Class R6 (a)
Proceeds from shares issued	$—	$—	$16,336	$20
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(128)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$16,210	$20

Total change in net assets resulting from capital transactions	$(7,047)	$(209,461)	$21,270	$(493,179)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Commencement of offering of Select Class effective January 3, 2017. Select Class was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A (a)
Issued	554	478	44	1
Reinvested	331	327	— (b)	—
Redeemed	(784)	(712)	(3)	—

Change in Class A Shares	101	93	41	1

Class C (a)
Issued	773	780	21	1
Reinvested	62	54	— (b)	—
Redeemed	(793)	(1,015)	(2)	—

Change in Class C Shares	42	(181)	19	1

Class I (formerly Select Class)
Issued	694	3,027	75	—
Reinvested	395	1,842	—	—
Redeemed	(1,422)	(15,456)	(8)	—

Change in Class I Shares	(333)	(10,587)	67	—

Class R5 (c)
Issued	—	—	766	1,600
Reinvested	—	—	316	1,578
Redeemed	—	—	(1,110)	(2,421)
Redemptions in-kind (See Note 7)	—	—	—	(11,691)

Change in Class R5 Shares	—	—	(28)	(10,934)

Class R6 (a)
Issued	—	—	320	1
Reinvested	—	—	— (b)	—
Redeemed	—	—	(2)	—

Change in Class R6 Shares	—	—	318	1

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$712,876	$797,670	$44,992	$34,331
Distributions reinvested	33,701	49,673	5,928	17,120
Cost of shares redeemed	(501,564)	(225,187)	(82,003)	(82,368)
Redemptions in-kind (See Note 7)	—	(545,339)	—	—

Change in net assets resulting from Class A capital transactions	$245,013	$76,817	$(31,083)	$(30,917)

Class C
Proceeds from shares issued	$102,287	$39,875	$4,659	$1,342
Distributions reinvested	5,234	2,583	747	1,891
Cost of shares redeemed	(23,821)	(7,079)	(7,991)	(5,168)

Change in net assets resulting from Class C capital transactions	$83,700	$35,379	$(2,585)	$(1,935)

Class I (formerly Select Class)
Proceeds from shares issued	$1,796,080	$643,933	$43,698	$29,505
Distributions reinvested	56,261	55,589	3,134	7,984
Cost of shares redeemed	(712,211)	(816,497)	(66,724)	(63,523)

Change in net assets resulting from Class I capital transactions	$1,140,130	$(116,975)	$(19,892)	$(26,034)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$143,110	$114,481
Distributions reinvested	—	—	8,911	18,231
Cost of shares redeemed	—	—	(142,376)	(81,578)

Change in net assets resulting from Class L capital transactions	$—	$—	$9,645	$51,134

Class R2
Proceeds from shares issued	$11,048	$3,684	$3,047	$3,627
Distributions reinvested	156	147	749	1,908
Cost of shares redeemed	(4,834)	(1,850)	(7,190)	(6,699)

Change in net assets resulting from Class R2 capital transactions	$6,370	$1,981	$(3,394)	$(1,164)

Class R3 (a)
Proceeds from shares issued	$100	$—	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$101	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$68	$—	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(12)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$56	$—	$—	$—

Class R5 (c)
Proceeds from shares issued	$537,839	$327,668	$2,006	$—
Distributions reinvested	28,546	80,413	28	—
Cost of shares redeemed	(825,391)	(243,746)	(1,033)	—

Change in net assets resulting from Class R5 capital transactions	$(259,006)	$164,335	$1,001	$—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 (d)
Proceeds from shares issued	$956,921	$25,790	$97,840	$130,485
Distributions reinvested	19,663	—	15,303	34,132
Cost of shares redeemed	(122,500)	(173)	(94,751)	(105,409)

Change in net assets resulting from Class R6 capital transactions	$854,084	$25,617	$18,392	$59,208

Total change in net assets resulting from capital transactions	$2,070,448	$187,154	$(27,916)	$50,292

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	15,821	20,677	3,363	2,821
Reinvested	733	1,292	476	1,466
Redeemed	(10,880)	(5,663)	(6,238)	(7,028)
Redemptions in-kind (See Note 7)	—	(13,733)	—	—

Change in Class A Shares	5,674	2,573	(2,399)	(2,741)

Class C
Issued	2,965	1,307	448	143
Reinvested	149	87	79	210
Redeemed	(671)	(228)	(782)	(572)

Change in Class C Shares	2,443	1,166	(255)	(219)

Class I (formerly Select Class)
Issued	34,733	14,082	2,997	2,235
Reinvested	1,069	1,270	231	630
Redeemed	(13,483)	(17,314)	(4,614)	(4,737)

Change in Class I Shares	22,319	(1,962)	(1,386)	(1,872)

Class L (formerly Institutional Class)
Issued	—	—	9,579	8,718
Reinvested	—	—	640	1,407
Redeemed	—	—	(9,866)	(6,315)

Change in Class L Shares	—	—	353	3,810

Class R2
Issued	248	93	236	309
Reinvested	3	4	62	167
Redeemed	(106)	(46)	(568)	(566)

Change in Class R2 Shares	145	51	(270)	(90)

Class R3 (a)
Issued	2	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R3 Shares	2	—	—	—

Class R4 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5 (c)
Issued	10,246	7,138	137	—
Reinvested	541	1,832	2	—
Redeemed	(16,447)	(5,295)	(68)	—

Change in Class R5 Shares	(5,660)	3,675	71	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS: (continued)
Class R6 (d)
Issued	18,906	549	6,529	10,137
Reinvested	372	—	1,091	2,617
Redeemed	(2,294)	(4)	(6,293)	(8,387)

Change in Class R6 Shares	16,984	545	1,327	4,367

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$164,312	$138,661	$110,173	$112,560
Distributions reinvested	2,757	25,666	184	9,251
Cost of shares redeemed	(295,769)	(186,013)	(135,423)	(108,488)

Change in net assets resulting from Class A capital transactions	$(128,700)	$(21,686)	$(25,066)	$13,323

Class C
Proceeds from shares issued	$6,479	$3,797	$13,089	$17,408
Distributions reinvested	145	2,160	3	1,817
Cost of shares redeemed	(14,435)	(10,313)	(17,634)	(12,981)

Change in net assets resulting from Class C capital transactions	$(7,811)	$(4,356)	$(4,542)	$6,244

Class I (formerly Select Class)
Proceeds from shares issued	$154,661	$106,814	$151,877	$166,060
Distributions reinvested	1,883	12,987	921	11,293
Cost of shares redeemed	(126,507)	(325,752)	(113,193)	(105,988)

Change in net assets resulting from Class I capital transactions	$30,037	$(205,951)	$39,605	$71,365

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$318,606	$366,693
Distributions reinvested	—	—	3,378	17,359
Cost of shares redeemed	—	—	(322,926)	(113,529)

Change in net assets resulting from Class L capital transactions	$—	$—	$(942)	$270,523

Class R2
Proceeds from shares issued	$27,657	$16,117	$24,052	$25,767
Distributions reinvested	203	2,028	2	944
Cost of shares redeemed	(23,402)	(15,854)	(13,867)	(7,774)

Change in net assets resulting from Class R2 capital transactions	$4,458	$2,291	$10,187	$18,937

Class R3 (a)
Proceeds from shares issued	$15,085	$—	$9,868	$—
Distributions reinvested	2	—	— (b)	—
Cost of shares redeemed	(1,818)	—	(478)	—

Change in net assets resulting from Class R3 capital transactions	$13,269	$—	$9,390	$—

Class R4 (a)
Proceeds from shares issued	$37	$—	$862	$—
Distributions reinvested	— (b)	—	— (b)	—
Cost of shares redeemed	—	—	(81)	—

Change in net assets resulting from Class R4 capital transactions	$37	$—	$781	$—

Class R5 (c)
Proceeds from shares issued	$74,810	$31,169	$142	$—
Distributions reinvested	736	4,681	— (b)	—
Cost of shares redeemed	(59,662)	(34,423)	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$15,884	$1,427	$142	$—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$310,196	$383,830	$178,533	$100,275
Distributions reinvested	7,344	40,732	1,023	4,436
Cost of shares redeemed	(203,402)	(173,847)	(53,305)	(26,418)

Change in net assets resulting from Class R6 capital transactions	$114,138	$250,715	$126,251	$78,293

Total change in net assets resulting from capital transactions	$41,312	$22,440	$155,806	$458,685

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	5,807	5,761	6,362	7,413
Reinvested	95	1,114	10	626
Redeemed	(10,507)	(7,728)	(7,832)	(7,196)

Change in Class A Shares	(4,605)	(853)	(1,460)	843

Class C
Issued	269	184	773	1,176
Reinvested	6	111	— (a)	127
Redeemed	(608)	(506)	(1,055)	(897)

Change in Class C Shares	(333)	(211)	(282)	406

Class I (formerly Select Class)
Issued	5,207	4,250	8,467	10,694
Reinvested	62	535	50	748
Redeemed	(4,216)	(12,338)	(6,374)	(6,898)

Change in Class I Shares	1,053	(7,553)	2,143	4,544

Class L (formerly Institutional Class)
Issued	—	—	18,258	24,199
Reinvested	—	—	181	1,150
Redeemed	—	—	(18,084)	(7,566)

Change in Class L Shares	—	—	355	17,783

Class R2
Issued	979	675	1,399	1,706
Reinvested	7	89	— (a)	65
Redeemed	(835)	(669)	(814)	(528)

Change in Class R2 Shares	151	95	585	1,243

Class R3 (b)
Issued	520	—	557	—
Reinvested	— (a)	—	— (a)	—
Redeemed	(61)	—	(27)	—

Change in Class R3 Shares	459	—	530	—

Class R4 (b)
Issued	1	—	47	—
Reinvested	— (a)	—	— (a)	—
Reinvested	—	—	(4)	—

Change in Class R4 Shares	1	—	43	—

Class R5 (c)
Issued	2,462	1,223	8	—
Reinvested	24	193	— (a)	—
Redeemed	(1,978)	(1,376)	— (a)	—

Change in Class R5 Shares	508	40	8	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS: (continued)
Class R6
Issued	10,248	14,544	9,897	6,414
Reinvested	240	1,675	55	294
Redeemed	(6,799)	(7,015)	(2,985)	(1,663)

Change in Class R6 Shares	3,689	9,204	6,967	5,045

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2017	$19.14	$(0.16)		$6.24	$6.08	$(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(d)	5.17	5.03	(0.76)

Class C
Year Ended June 30, 2017	15.58	(0.21)		4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(d)	4.55	4.33	(0.76)

Class I (formerly Select Class)
Year Ended June 30, 2017	21.17	(0.12)		6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(d)	5.51	5.44	(0.76)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$22.03	34.99%	$66,189	1.25%	(0.78)%		1.48%	41%
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(d)	1.44	65

17.12	34.25	36,707	1.74	(1.28)		2.04	41
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(d)	1.94	65

24.83	35.29	67,496	1.00	(0.53)		1.18	41
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(d)	1.19	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
Year Ended June 30, 2017	$45.88	$(0.04	)(e)	$11.81	$11.77	$(0.20)	$(5.13)	$(5.33)
May 31, 2016 (f) through June 30, 2016	45.81	0.02	(e)(g)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (f) through June 30, 2016	45.81	—	(e)(g)(h)	0.05	0.05	—	—	—

Class I
January 3, 2017 (f) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R5 (formerly Select Class)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(g)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(j)	10.63	11.00	(0.43)	—	(0.43)

Class R6
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(e)(g)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$52.32	26.29%	$2,203	1.24%	(0.07)%		1.45%	61%
45.88	0.15	23	1.25	0.56	(g)	1.39	58

52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(g)	1.89	58

52.58	4.24	3,545	0.99	0.26		1.21	61

52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(g)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51
48.11	29.50	522,295	0.79	0.84	(j)	1.19	55

52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(g)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2017	$41.68	$0.11		$8.21	$8.32	$(0.12)	$(1.25)	$(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(h)	7.39	7.68	(0.36)	(3.40)	(3.76)

Class C
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(h)	6.15	6.24	(0.24)	(3.40)	(3.64)

Class I (formerly Select Class)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(h)	8.15	8.59	(0.46)	(3.40)	(3.86)

Class R2
Year Ended June 30, 2017	41.08	—	(i)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(h)	7.31	7.51	(0.26)	(3.40)	(3.66)

Class R3
September 9, 2016 (k) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
September 9, 2016 (k) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(h)	8.16	8.68	(0.54)	(3.40)	(3.94)

Class R6
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (k) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.63	20.14%	$1,135,394	1.29%	0.24%		1.35%	21%
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25

37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25

55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25

47.81	19.85	13,078	1.53	0.00	(j)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25

48.54	15.92	104	1.24	0.32		1.36	21

55.64	16.14	60	0.99	0.55		1.14	21

55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25

55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $0.18, $(0.04) and $0.26 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, 0.44%, (0.10)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2017	$11.43	$(0.10)		$3.94	$3.84	$(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(g)	2.94	2.88	(1.01)

Class C
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(g)	2.47	2.37	(1.01)

Class I (formerly Select Class)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(g)	3.11	3.08	(1.01)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(g)	3.14	3.13	(1.01)

Class R2
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(g)	2.91	2.82	(1.01)

Class R5
September 9, 2016 (h) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(g)(i)	3.16	3.16	(1.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13),$(0.07), $(0.05), $(0.12) and $(0.04) for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (0.54)%, (0.40)%, (1.04)% and (0.29)% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.81	34.36%	$196,403	1.24%	(0.75)%		1.40%	42%
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60

11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60

16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60

16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60

14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60

16.60	24.72	1,186	0.82	(0.31)		0.84	42

16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(g)(j)	0.92	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2017	$24.64	$0.11	(f)	$4.58	$4.69	$(0.13)	$(0.02)	$(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(h)	5.04	5.25	(0.23)	—	(0.23)

Class C
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(h)	4.41	4.47	(0.14)	—	(0.14)

Class I (formerly Select Class)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(h)	5.29	5.55	(0.27)	—	(0.27)

Class R2
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(h)	5.03	5.18	(0.19)	—	(0.19)

Class R3
September 9, 2016 (i) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
September 9, 2016 (i) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(h)	5.27	5.56	(0.29)	—	(0.29)

Class R6
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(h)	5.29	5.58	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.18	19.01%	$518,464	1.24%	0.39	%(f)	1.44%	41%
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40
23.77	28.08	332,177	1.24	0.98	(h)	1.39	38

24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40
20.73	27.35	41,108	1.85	0.34	(h)	1.89	38

30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40
24.86	28.47	266,018	0.99	1.19	(h)	1.14	38

28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40
23.67	27.79	15,500	1.49	0.69	(h)	1.64	38

29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

30.77	13.44	39	1.06	0.75	(f)	1.10	41

30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40
24.85	28.53	32,304	0.90	1.28	(h)	0.94	38

30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40
24.87	28.62	207,613	0.85	1.32	(h)	0.89	38

(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.17, $0.06, $0.19 and $0.20 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.77%, 0.27%, 0.86% and 0.89% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2017	$15.09	$—	(f)(g)	$3.02	$3.02	$(0.01)	$— (g)	$(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(h)	3.39	3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(i)	2.89	2.93	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2017	14.57	(0.08	)(f)	2.91	2.83	—	— (g)	— (g)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(h)	3.32	3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(i)	2.83	2.81	(0.04)	—	(0.04)

Class I (formerly Select Class)
Year Ended June 30, 2017	15.40	0.04	(f)	3.08	3.12	(0.05)	— (g)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(g)	3.45	3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(h)	2.92	3.00	(0.08)	—	(0.08)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	15.39	0.08	(f)	3.08	3.16	(0.09)	— (g)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(h)	3.44	3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(i)	2.92	3.02	(0.10)	—	(0.10)

Class R2
Year Ended June 30, 2017	14.88	(0.04	)(f)	2.97	2.93	—	— (g)	— (g)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(h)	3.38	3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(i)	2.90	2.88	(0.04)	—	(0.04)

Class R3
September 9, 2016(j) through June 30, 2017	16.02	0.04	(f)	2.04	2.08	(0.07)	— (g)	(0.07)

Class R4
September 9, 2016(j) through June 30, 2017	16.36	0.13	(f)	2.04	2.17	(0.09)	— (g)	(0.09)

Class R5
September 9, 2016(j) through June 30, 2017	16.35	0.07	(f)	2.13	2.20	(0.10)	— (g)	(0.10)

Class R6
Year Ended June 30, 2017	15.40	0.10	(f)	3.08	3.18	(0.10)	— (g)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(h)	3.46	3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(i)	2.91	3.02	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.10	20.04%	$244,958	1.25%	(0.01	)%(f)	1.35%	53%
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54	49,607	1.25	0.31	(i)	1.43	54

17.40	19.43	49,946	1.75	(0.51	)(f)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83	6,972	1.75	(0.18	)(i)	1.93	54

18.47	20.29	387,043	1.01	0.25	(f)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(h)	1.09	51
13.37	28.81	66,928	1.00	0.64	(i)	1.21	54

18.46	20.50	711,139	0.82	0.43	(f)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(h)	0.94	51
13.35	29.08	30,226	0.82	0.79	(i)	1.05	54

17.81	19.70	51,511	1.50	(0.24	)(f)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19	1,744	1.50	(0.20	)(i)	1.65	54

18.03	13.01	9,560	1.23	0.25	(f)	1.24	53

18.44	13.24	794	1.00	0.89	(f)	1.07	53

18.45	13.44	145	0.83	0.51	(f)	0.90	53

18.48	20.64	296,577	0.72	0.55	(f)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(h)	0.84	51
13.35	29.17	17,232	0.75	0.95	(i)	0.97	54

(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $0.03, $0.05, $(0.07) and $0.07 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, 0.25%, 0.41%, (0.58)% and 0.56% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Class I*	JPM I	Diversified
Small Cap Core Fund	Class A, Class C, Class I**, Class R5*** and Class R6	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class I*, Class R2, Class R3****, Class R4****, Class R5 and Class R6	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class I*, Class L^, Class R2, Class R5^^ and Class R6	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class I*, Class R2, Class R3****, Class R4****, Class R5 and Class R6	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class I*, Class L^, Class R2, Class R3****, Class R4****, Class R5^^ and Class R6	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Select Class commenced operations on January 3, 2017 and was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
***	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.
****	Class R3 and Class R4 commenced operations on September 9, 2016 for Small Cap Equity Fund, Small Cap Value Fund and U.S. Small Company Fund.
^	Effective December 1, 2016, Institutional Class was renamed Class L.
^^	Class R5 Shares commenced operations on September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund are publicly offered only on a limited basis. Effective December 1, 2016 Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund were publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses. Effective as of the close of business on August 12, 2016 through September 14, 2016, Class R5 Shares of the Small Cap Core Fund were publicly offered only on a limited basis. Effective August 25, 2016, all share classes of the Small Cap Growth Fund were publicly offered.

Prior to November 16, 2015, and subsequent to December 30, 2016, all share classes of the Small Cap Equity Fund were publicly offered only on a limited basis. During the period November 16, 2015 through December 29, 2016, Small Cap Equity Fund was publicly offered.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and service fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$169,912	$—	$—		$169,912

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$214,645	$—	$—	(c)	$214,645

Appreciation in Other Financial Instruments
Futures Contracts	$12	$—	$—		$12

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$6,305,979	$—	$—		$6,305,979

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,345,712	$—	$—		$1,345,712

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$2,106,240	$—	$—	(c)	$2,106,240

Depreciation in Other Financial Instruments
Futures Contracts	$(159)	$—	$—		$(159)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,747,575	$—	$—	(c)	$1,747,575

Depreciation in Other Financial Instruments
Futures Contracts	$(106)	$—	$—		$(106)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$4,881	$54,432	$51,678
Ending Notional Balance Long	6,152	47,238	77,645

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$19		$2		$3		n/a	n/a	n/a		n/a		n/a		n/a	$24
Sub-transfer agency fees	51		60		41		n/a	n/a	n/a		n/a		n/a		n/a	152
Small Cap Core Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		$9		$3	12
Sub-transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		123		—	123
Small Cap Equity Fund
Transfer agency fees	61		8		57		n/a	$2	$—	(a)	$—	(a)	23		9	160
Sub-transfer agency fees	1,024		106		1,388		n/a	20	—		—		501		—	3,039
Small Cap Growth Fund
Transfer agency fees	47		3		6		$5	1	n/a		n/a		—	(a)	5	67
Sub-transfer agency fees	218		14		115		191	40	n/a		n/a		—	(a)	—	578
Small Cap Value Fund
Transfer agency fees	326		6		11		n/a	43	1		—	(a)	5		18	410
Sub-transfer agency fees	689		38		312		n/a	89	—	(a)	—		68		—	1,196
U.S. Small Company Fund
Transfer agency fees	21		8		12		12	8	—	(a)	—	(a)	—	(a)	8	69
Sub-transfer agency fees	325		57		264		410	84	—	(a)	—		—		—	1,140

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Dynamic Small Cap Growth Fund	$—	$1,247	$(1,247)
Small Cap Core Fund	(98)	55	43
Small Cap Equity Fund	122	(856)	734
Small Cap Growth Fund	(4,360)	4,182	178
Small Cap Value Fund	—	(886)	886
U.S. Small Company Fund	— (a)	(578)	578

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to net operating losses, tax equalization and investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class L, Class R4, Class R5, Class R6 and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	n/a
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$1	$—
Small Cap Core Fund	2	—
Small Cap Equity Fund	193	2
Small Cap Growth Fund	49	—	(a)
Small Cap Value Fund	32	—	(a)
U.S. Small Company Fund	28	1

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10	%*
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10	**
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	n/a	n/a	0.10	**
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10	**
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10	**

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05% and prior to September 16, 2016, the service fee for Class R5 Shares was 0.25%.
**	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Dynamic Small Cap Growth Fund	1.25%	1.75%	1.00%	n/a	n/a		n/a	n/a	n/a	n/a
Small Cap Core Fund	1.25	1.75	1.00	n/a	n/a		n/a	n/a	0.80%	0.75%
Small Cap Equity Fund	1.30	1.80	1.00	n/a	1.55%		1.25%	1.00%	0.80	0.75
Small Cap Growth Fund	1.25	1.75	1.00	0.85%	1.50		n/a	n/a	0.85	0.75
Small Cap Value Fund	1.25	1.86	1.00	n/a	1.61	*	1.36	1.11	0.91	0.86
U.S. Small Company Fund	1.26	1.76	1.01	0.83	1.51		1.26	1.01	0.86	0.76

*	For Class R2 Shares of Small Cap Value Fund, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.50% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. The contractual expense percentage in the table above is in place from November 1, 2016 until at least October 31, 2018. During the period November 1, 2016 through June 30, 2017, the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.50%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class R5 Shares of Small Cap Core Fund. For all other classes, the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$187	$98	$71	$356	$—
Small Cap Core Fund	282	146	132	560	34
Small Cap Equity Fund	279	186	2,623	3,088	60
Small Cap Growth Fund	96	63	622	781	19
Small Cap Value Fund	2	—	1,539	1,541	22
U.S. Small Company Fund	—	—	813	813	9

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$4
Small Cap Core Fund	9
Small Cap Equity Fund	420
Small Cap Growth Fund	34
Small Cap Value Fund	95
U.S. Small Company Fund	95

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Small Cap Core Fund	$—	(a)
Small Cap Equity Fund	—	(a)
Small Cap Value Fund	4
Small Cap Growth Fund	4

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$65,023	$97,943
Small Cap Core Fund	117,956	112,369
Small Cap Equity Fund	2,913,675	1,065,686
Small Cap Growth Fund	477,756	539,792
Small Cap Value Fund	808,555	781,766
U.S. Small Company Fund	956,143	834,696

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$109,320	$63,215	$2,623	$60,592
Small Cap Core Fund	161,745	59,346	6,446	52,900
Small Cap Equity Fund	4,812,452	1,613,934	120,407	1,493,527
Small Cap Growth Fund	918,935	452,658	25,881	426,777
Small Cap Value Fund	1,691,077	526,787	111,624	415,163
U.S. Small Company Fund	1,510,716	330,935	94,076	236,859

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Dynamic Small Cap Growth Fund	$127	$23,121	$23,248
Small Cap Core Fund	599	17,778	18,377
Small Cap Equity Fund	22,582	132,624	155,206
Small Cap Growth Fund	—	36,600	36,600
Small Cap Value Fund	12,657	828	13,485
U.S. Small Company Fund	6,050	—	6,050

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$55,844	$55,844
Small Cap Core Fund	16,109	58,576	74,685
Small Cap Equity Fund	37,477	167,869	205,346
Small Cap Growth Fund	—	84,696	84,696
Small Cap Value Fund	15,467	76,796	92,263
U.S. Small Company Fund	16,789	31,957	48,746

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$1,335	$9,658	$60,592
Small Cap Core Fund	1,313	14,076	52,900
Small Cap Equity Fund	72,306	193,737	1,493,527
Small Cap Growth Fund	—	40,759	426,777
Small Cap Value Fund	2,894	75,976	415,163
U.S. Small Company Fund	837	61,292	236,859

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals, wash sale loss deferrals and non-taxable dividends.

At June 30, 2017, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
Dynamic Small Cap Growth Fund	$647
Small Cap Growth Fund	2,706

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding.    If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective annualized rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

The Funds had no borrowings outstanding from Credit Facility at June 30, 2017. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

7. Redemptions In-Kind

During the year ended June 30, 2016, certain shareholders sold their shares of Small Cap Core Fund and Small Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
Small Cap Core Fund — Class R5*	$530,784	**	$35,980	Redemption in-kind

March 18, 2016	Value		Realized Gains (Losses)	Type
Small Cap Equity Fund — Class A	$545,339	***	235,174	Redemption in-kind

*	Effective September 15, 2016, Class I was renamed Class R5 for Small Cap Core Fund.
**	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.
***	This amount includes cash of approximately $26,463,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Funds outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Small Cap Growth Fund	3	57.5%
Small Cap Core Fund	2	29.1
Small Cap Equity Fund	3	12.2
U.S. Small Company Fund	6	29.2

As of June 30, 2017, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	29.8%
Small Cap Value Fund	17.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate series of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	87

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,201.90	$6.82	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,198.90	9.54	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class I (formerly Select Class)
Actual*	1,000.00	1,203.60	5.46	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Small Cap Core Fund
Class A
Actual**	1,000.00	1,046.20	6.29	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,043.60	8.82	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,042.40	4.93	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,048.80	4.01	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,048.90	3.76	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual*	$1,000.00	$1,064.80	$6.60	1.29%
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class C
Actual*	1,000.00	1,062.20	9.15	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Class I (formerly Select Class)
Actual*	1,000.00	1,066.70	5.07	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R2
Actual*	1,000.00	1,063.90	7.83	1.53
Hypothetical*	1,000.00	1,017.21	7.65	1.53
Class R3
Actual*	1,000.00	1,065.40	6.35	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,066.50	5.07	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,067.70	4.05	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,067.90	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,198.20	6.81	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,194.70	9.47	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,200.30	5.46	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class L (formerly Institutional Class)
Actual*	1,000.00	1,201.20	4.64	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R2
Actual*	1,000.00	1,197.20	8.12	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual*	1,000.00	1,201.20	4.53	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class R6
Actual*	1,000.00	1,201.00	4.09	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75

Small Cap Value Fund
Class A
Actual*	1,000.00	974.00	6.07	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	971.10	9.09	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Value Fund (continued)
Class I (formerly Select Class)
Actual*	$1,000.00	$975.30	$4.85	0.99%
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R2
Actual*	1,000.00	972.40	7.53	1.54
Hypothetical*	1,000.00	1,017.16	7.70	1.54
Class R3
Actual*	1,000.00	973.80	6.22	1.27
Hypothetical*	1,000.00	1,018.50	6.36	1.27
Class R4
Actual*	1,000.00	974.80	5.34	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	975.60	4.26	0.87
Hypothetical*	1,000.00	1,020.48	4.36	0.87
Class R6
Actual*	1,000.00	976.20	3.72	0.76
Hypothetical*	1,000.00	1,021.03	3.81	0.76

U.S. Small Company Fund
Class A
Actual*	1,000.00	1,006.70	6.27	1.26
Hypothetical*	1,000.00	1,018.55	6.31	1.26
Class C
Actual*	1,000.00	1,004.00	8.75	1.76
Hypothetical*	1,000.00	1,016.07	8.80	1.76
Class I (formerly Select Class)
Actual*	1,000.00	1,007.60	5.03	1.01
Hypothetical*	1,000.00	1,019.79	5.06	1.01
Class L (formerly Institutional Class)
Actual*	1,000.00	1,008.70	4.08	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82
Class R2
Actual*	1,000.00	1,005.10	7.51	1.51
Hypothetical*	1,000.00	1,017.31	7.55	1.51
Class R3
Actual*	1,000.00	1,006.10	6.17	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,007.70	5.03	1.01
Hypothetical*	1,000.00	1,019.79	5.06	1.01
Class R5
Actual*	1,000.00	1,008.70	4.23	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,009.30	3.59	0.72
Hypothetical*	1,000.00	1,021.22	3.61	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expense is equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the actual period). Commencement of operations was January 3, 2017.

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Dynamic Small Cap Growth Fund	49.40%
Small Cap Core Fund	100.00
Small Cap Equity Fund	88.31
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$23,121
Small Cap Core Fund	17,778
Small Cap Equity Fund	132,624
Small Cap Growth Fund	36,600
Small Cap Value Fund	828

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$128
Small Cap Core Fund	599
Small Cap Equity Fund	22,582
Small Cap Value Fund	12,657
U.S. Small Company Fund	6,050

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	93

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-SC-617

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2017

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index (New) Return[1]	Broad Based Securities Market Index (Old) Return[1,2]	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2017
JPMorgan SmartRetirement® Income Fund	7.32%	4.95%	5.02%	S&P Target Date Retirement Income Index	$4,464,483,503

JPMorgan SmartRetirement® 2020 Fund	9.80%	9.84%	9.69%	S&P Target Date 2020 Index	$7,075,596,663

JPMorgan SmartRetirement® 2025 Fund	11.56%	11.26%	11.02%	S&P Target Date 2025 Index	$7,350,550,206

JPMorgan SmartRetirement® 2030 Fund	13.51%	12.55%	12.21%	S&P Target Date 2030 Index	$8,043,297,764

JPMorgan SmartRetirement® 2035 Fund	14.68%	13.85%	13.41%	S&P Target Date 2035 Index	$5,933,577,328

JPMorgan SmartRetirement® 2040 Fund	16.22%	14.77%	14.26%	S&P Target Date 2040 Index	$6,023,691,472

JPMorgan SmartRetirement® 2045 Fund	16.36%	15.52%	14.99%	S&P Target Date 2045 Index	$3,904,413,457

JPMorgan SmartRetirement® 2050 Fund	16.18%	16.24%	15.68%	S&P Target Date 2050 Index	$3,238,201,164

JPMorgan SmartRetirement® 2055 Fund	16.05%	16.72%	16.16%	S&P Target Date 2055 Index	$1,049,270,373

JPMorgan SmartRetirement® 2060 Fund**	12.22%	12.60%	12.01%	S&P Target Date 2060+ Index	$11,198,475

[1]

On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by each Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The respective S&P Target Date Retirement Index previously used by each Fund was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return) (the “Old Index”). Effective June 1, 2017, the respective S&P Target Date Retirement Index used by each Fund was comprised of underlying indices of securities (the “New Index”). In addition, each Old Index has been discontinued. As a result, performance for the New Indices prior to June 1, 2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of each Fund’s S&P Target Date Retirement Index did not change and there was no change in the Fund’s investment strategies as a result of the change.

[2]

Performance for the old indices was calculated for the period July 1, 2016 to May 31, 2017. The Old Index for the JPMorgan SmartRetirement 2060 Fund was calculated for the period from inception on August 31, 2016 to May 31, 2017.

*	On April 3, 2017, Select Class Shares for the JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund were renamed Class I Shares.
**	Except with respect to the Old Index, performance is based on the period from Fund inception on August 31, 2016 to June 30, 2017.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	52.6%
U.S. Equity	21.9
International Equity	12.7
Short-Term Investment	8.6
Alternative Assets	3.9
U.S. Treasury Obligation	0.3

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	48.9%
U.S. Equity	29.5
International Equity	17.0
Alternative Assets	3.7
U.S. Treasury Obligation	0.5
Short-Term Investment	0.4

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	39.7%
U.S. Equity	34.8
International Equity	20.7
Alternative Assets	3.7
Short-Term Investment	0.6
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	40.3%
Fixed Income	29.5
International Equity	24.2
Alternative Assets	4.3
Short-Term Investment	0.9
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	44.5%
International Equity	26.8
Fixed Income	22.1
Alternative Assets	4.7
Short-Term Investment	1.1
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	48.8%
International Equity	29.5
Fixed Income	14.7
Alternative Assets	5.2
Short-Term Investment	1.0
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	49.1%
International Equity	30.0
Fixed Income	13.2
Alternative Assets	5.3
Short-Term Investment	1.6
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	49.1%
International Equity	29.9
Fixed Income	13.6
Alternative Assets	5.3
Short-Term Investment	1.3
U.S. Treasury Obligation	0.8

SmartRetirement® 2055 Fund
U.S. Equity	48.8%
International Equity	29.5
Fixed Income	13.2
Alternative Assets	5.4
Short-Term Investment	2.3
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2060 Fund
U.S. Equity	53.1%
International Equity	33.0
Fixed Income	7.5
Alternative Assets	5.3
Short-Term Investment	1.1

*	The percentages indicated are based on total investments as of June 30, 2017. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Emerging market equities generally outperformed developed market equities during the reporting period.

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

Notably, U.S. financial market volatility remained low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which reflects market expectations of near-term volatility based on S&P 500 Index option prices, averaged 10.5 points, which was about half of its historical average.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Six of the nine JPMorgan SmartRetirement Funds (Class I Shares) (the “Funds”) outperformed their respective S&P Target Date indexes (the “benchmarks”) for the twelve months ended June 30, 2017. The SmartRetirement Income Fund outperformed its benchmark for the twelve month reporting period and the SmartRetirement 2060 Fund underperformed its benchmark for the 11 months from Fund inception to June 30, 2017.

In terms of manager selection, the Funds’ investments in the JPMorgan Growth Advantage Fund and the JPMorgan Emerging

Markets Equity Fund contributed to performance as both funds outperformed relative to the Funds’ respective benchmarks during the reporting period. The Funds’ investments in JPMorgan Intrepid America detracted from relative performance.

The Funds’ strategic allocation to underlying funds that focused on emerging markets equity and emerging markets debt made a positive contribution to absolute performance, while the Funds’ lower strategic allocation to international developed equity detracted from absolute performance. From a tactical perspective, the Funds’ positioning in emerging market equity and Japanese equity helped absolute performance, while the Funds’ positioning in European equity (excluding the U.K.) detracted from absolute performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		2.29%	4.36%	3.95%
Without Sales Charge		7.14	5.32	4.43
CLASS C SHARES	May 15, 2006
With CDSC**		5.44	4.64	3.79
Without CDSC		6.44	4.64	3.79
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 15, 2006	7.22	5.42	4.56
CLASS R2 SHARES	November 3, 2008	6.82	5.05	4.20
CLASS R3 SHARES	September 9, 2016	6.93	5.28	4.41
CLASS R4 SHARES	September 9, 2016	7.19	5.42	4.56
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	May 15, 2006	7.32	5.57	4.72
CLASS R6 SHARES	November 3, 2014	7.42	5.60	4.73

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date

Retirement Income Index (New), S&P Target Date Retirement Income Index (Old) and the Lipper Mixed-Asset Target Today Funds Average from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index (New) and S&P Target Date Retirement Income Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date Retirement Income Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date Retirement Income Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date Retirement Income Index (Old) was discontinued. As a result, performance for the S&P Target Date Retirement Income Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		4.59%	6.66%	4.31%
Without Sales Charge		9.55	7.65	4.79
CLASS C SHARES	May 15, 2006
With CDSC**		7.86	6.95	4.14
Without CDSC		8.86	6.95	4.14
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 15, 2006	9.68	7.75	4.92
CLASS R2 SHARES	November 3, 2008	9.24	7.38	4.56
CLASS R3 SHARES	September 9, 2016	9.35	7.61	4.77
CLASS R4 SHARES	September 9, 2016	9.63	7.74	4.92
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	May 15, 2006	9.80	7.90	5.08
CLASS R6 SHARES	November 3, 2014	9.90	7.95	5.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index (New), S&P Target Date 2020 Index (Old) and the Lipper Mixed-Asset Target 2020 Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index (New) and S&P Target Date 2020 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2020 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2020 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2020 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2020 Index (New) prior to June 1,

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		6.38%	7.77%	4.95%
Without Sales Charge		11.42	8.76	5.44
CLASS C SHARES	July 31, 2007
With CDSC**		9.79	8.06	4.79
Without CDSC		10.79	8.06	4.79
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 31, 2007	11.56	8.87	5.57
CLASS R2 SHARES	November 3, 2008	11.13	8.48	5.20
CLASS R3 SHARES	September 9, 2016	11.31	8.74	5.43
CLASS R4 SHARES	September 9, 2016	11.54	8.87	5.57
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	July 31, 2007	11.69	9.02	5.73
CLASS R6 SHARES	November 3, 2014	11.85	9.08	5.75

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index (New), S&P Target Date 2025 Index (Old) and the Lipper Mixed-Asset Target 2025 Funds Average from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index (New) and S&P Target Date 2025 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2025 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2025 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2025 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2025 Index (New) prior to June 1,

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		8.11%	8.61%	4.63%
Without Sales Charge		13.21	9.62	5.12
CLASS C SHARES	May 15, 2006
With CDSC**		11.48	8.89	4.47
Without CDSC		12.48	8.89	4.47
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 15, 2006	13.34	9.72	5.26
CLASS R2 SHARES	November 3, 2008	12.87	9.32	4.89
CLASS R3 SHARES	September 9, 2016	13.07	9.59	5.10
CLASS R4 SHARES	September 9, 2016	13.26	9.70	5.25
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	May 15, 2006	13.51	9.87	5.41
CLASS R6 SHARES	November 3, 2014	13.56	9.91	5.43

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index (New), S&P Target Date 2030 Index (Old) and the Lipper Mixed-Asset Target 2030 Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index (New) and S&P Target Date 2030 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2030 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2030 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2030 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2030 Index (New) prior to June 1,

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		9.42%	9.28%	5.27%
Without Sales Charge		14.58	10.30	5.76
CLASS C SHARES	July 31, 2007
With CDSC**		12.89	9.58	5.12
Without CDSC		13.89	9.58	5.12
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 31, 2007	14.68	10.39	5.91
CLASS R2 SHARES	November 3, 2008	14.23	10.01	5.53
CLASS R3 SHARES	September 9, 2016	14.35	10.25	5.74
CLASS R4 SHARES	September 9, 2016	14.65	10.39	5.91
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	July 31, 2007	14.87	10.56	6.07
CLASS R6 SHARES	November 3, 2014	14.97	10.61	6.09

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index (New), S&P Target Date 2035 Index (Old) and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index (New) and S&P Target Date 2035 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2035 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2035 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2035 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2035 Index (New) prior to June 1,

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		10.74%	9.65%	5.03%
Without Sales Charge		15.94	10.65	5.52
CLASS C SHARES	May 15, 2006
With CDSC**		14.18	9.94	4.87
Without CDSC		15.18	9.94	4.87
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 15, 2006	16.05	10.77	5.65
CLASS R2 SHARES	November 3, 2008	15.57	10.36	5.28
CLASS R3 SHARES	September 9, 2016	15.76	10.62	5.50
CLASS R4 SHARES	September 9, 2016	15.98	10.75	5.64
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	May 15, 2006	16.22	10.92	5.81
CLASS R6 SHARES	November 3, 2014	16.33	10.96	5.83

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date

2040 Index (New), S&P Target Date 2040 Index (Old) and the Lipper Mixed-Asset Target 2040 Funds Average from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index (New) and S&P Target Date 2040 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2040 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2040 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2040 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2040 Index (New) prior to June 1, 2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		10.82%	9.67%	5.58%
Without Sales Charge		16.06	10.68	6.07
CLASS C SHARES	July 31, 2007
With CDSC**		14.27	9.96	5.42
Without CDSC		15.27	9.96	5.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 31, 2007	16.17	10.79	6.22
CLASS R2 SHARES	November 3, 2008	15.73	10.39	5.83
CLASS R3 SHARES	September 9, 2016	15.87	10.65	6.06
CLASS R4 SHARES	September 9, 2016	16.08	10.77	6.21
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	July 31, 2007	16.36	10.96	6.37
CLASS R6 SHARES	November 3, 2014	16.41	10.99	6.38

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index (New), S&P Target Date 2045 Index (Old) and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index (New) and S&P Target Date 2045 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2045 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2045 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2045 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2045 Index (New) prior to June 1,

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	July 31, 2007
With Sales Charge*		10.77%	9.64%	5.59%
Without Sales Charge		16.01	10.65	6.08
CLASS C SHARES	July 31, 2007
With CDSC**		14.23	9.94	5.43
Without CDSC		15.23	9.94	5.43
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 31, 2007	16.06	10.76	6.22
CLASS R2 SHARES	November 3, 2008	15.62	10.35	5.84
CLASS R3 SHARES	September 9, 2016	15.76	10.61	6.06
CLASS R4 SHARES	September 9, 2016	16.09	10.77	6.23
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	July 31, 2007	16.18	10.91	6.38
CLASS R6 SHARES	November 3, 2014	16.34	10.96	6.40

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index (New), S&P Target Date 2050 Index (Old) and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index (New) and S&P Target Date 2050 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2050 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2050 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2050 Index (New) prior to June 1,

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge*		10.74%	9.69%	9.32%
Without Sales Charge		15.96	10.71	10.26
CLASS C SHARES	January 31, 2012
With CDSC**		14.20	9.99	9.54
Without CDSC		15.20	9.99	9.54
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 31, 2012	16.05	10.81	10.37
CLASS R2 SHARES	January 31, 2012	15.62	10.43	9.98
CLASS R3 SHARES	September 9, 2016	15.79	10.68	10.23
CLASS R4 SHARES	September 9, 2016	16.04	10.81	10.37
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	January 31, 2012	16.23	10.98	10.53
CLASS R6 SHARES	November 3, 2014	16.32	11.03	10.57

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index (New), S&P Target Date 2055 Index (Old) and the Lipper

Mixed-Asset Target 2055+ Funds Average from January 31, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index (New) and S&P Target Date 2055 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2055 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2055 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2055 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2055 Index (New) prior to June 1, 2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2055+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

PERIOD ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	August 31, 2016
With Sales Charge**		7.02%
Without Sales Charge		12.09
CLASS C SHARES	August 31, 2016
With CDSC***		10.54
Without CDSC		11.54
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	August 31, 2016	12.22
CLASS R2 SHARES	August 31, 2016	11.84
CLASS R3 SHARES	September 9, 2016	11.96
CLASS R4 SHARES	September 9, 2016	12.22
CLASS R5 SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	August 31, 2016	12.27
CLASS R6 SHARES	August 31, 2016	12.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 to 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index (New), S&P Target Date 2060+ Index (Old) and the Lipper Mixed-Asset Target 2055+ Funds index from August 31, 2016 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index (New) and S&P Target Date 2060+ Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2060+ Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2060+ Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2060+ Index (Old) was discontinued. As a result, performance for the S&P Target Date 2060+ Index (New) prior to June 1, 2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index will not change and there will be no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

PERIOD ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 2.4%
	Fixed Income — 2.4%
956,740	iShares TIPS Bond Fund (Cost $106,695,604)	108,523,018

Investment Companies — 89.1% (b)
	Alternative Assets — 3.9%
8,003,839	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	69,473,325
7,969,006	JPMorgan Realty Income Fund, Class R6 Shares	104,314,288

	Total Alternative Assets	173,787,613

	Fixed Income — 50.4%
80,686,889	JPMorgan Core Bond Fund, Class R6 Shares	938,388,514
37,475,337	JPMorgan Core Plus Bond Fund, Class R6 Shares	309,921,040
22,878,956	JPMorgan Corporate Bond Fund, Class R6 Shares	231,992,611
12,141,945	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	99,928,205
3,200,918	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	26,695,655
12,189,449	JPMorgan Floating Rate Income Fund, Class R6 Shares	114,702,718
40,490,673	JPMorgan High Yield Fund, Class R6 Shares	301,250,606
22,058,167	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	225,875,628

	Total Fixed Income	2,248,754,977

	International Equity — 12.7%
5,655,830	JPMorgan Emerging Economies Fund, Class R6 Shares	74,770,070
3,425,084	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	88,332,925
8,237,462	JPMorgan International Equity Fund, Class R6 Shares	136,659,494
8,355,335	JPMorgan International Opportunities Fund, Class R6 Shares	131,345,865
6,506,044	JPMorgan Intrepid International Fund, Class R6 Shares	137,342,598

	Total International Equity	568,450,952

	U.S. Equity — 22.1%
13,248,558	JPMorgan Disciplined Equity Fund, Class R6 Shares	339,030,609

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
6,892,906	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	129,310,911
2,748,365	JPMorgan Intrepid America Fund, Class R6 Shares	108,120,664
1,367,287	JPMorgan Mid Cap Equity Fund, Class R6 Shares	67,243,160
349,368	JPMorgan Small Cap Equity Fund, Class R6 Shares	19,505,213
1,118,519	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	18,712,822
658,592	JPMorgan Small Cap Value Fund, Class R6 Shares	20,304,405
9,788,809	JPMorgan U.S. Equity Fund, Class R6 Shares	155,348,400
3,790,989	JPMorgan Value Advantage Fund, Class R6 Shares	127,415,143

	Total U.S. Equity	984,991,327

	Total Investment Companies (Cost $3,469,797,380)	3,975,984,869

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
14,745,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $14,727,797)	14,708,610

SHARES
Short-Term Investment — 8.6%
	Investment Company — 8.6%
383,925,203	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $383,925,203)	383,925,203

	Total Investments — 100.4% (Cost $3,975,145,984)	4,483,141,700
	Liabilities in Excess of Other Assets — (0.4)%	(18,658,197)

	NET ASSETS — 100.0%	$4,464,483,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
313	TOPIX Index	09/07/17	JPY	$45,021,446	$238,401
905	10 Year Australian Government Bond	09/15/17	AUD	89,910,879	(1,471,061)
146	E-mini S&P 500 Index	09/15/17	USD	17,672,570	(55,171)
851	Euro STOXX 50 Index	09/15/17	EUR	33,401,739	(962,464)
804	Mini MSCI Emerging Markets Index	09/15/17	USD	40,533,660	111,961
72	Mini Russell 2000 Index	09/15/17	USD	5,091,480	(19,800)
242	10 Year U.S. Treasury Note	09/20/17	USD	30,378,563	(156,829)
210	SPI 200 Index	09/21/17	AUD	22,782,056	(162,492)
	Short Futures Outstanding
(611)	Euro Bund	09/07/17	EUR	(112,961,569)	1,746,134
(240)	FTSE 100 Index	09/15/17	GBP	(22,652,957)	461,702
(207)	10 Year Canadian Government Bond	09/20/17	CAD	(22,435,110)	563,778
(346)	Long Gilt	09/27/17	GBP	(56,587,830)	927,573
(700)	5 Year U.S. Treasury Note	09/29/17	USD	(82,485,156)	225,692

					$1,447,424

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.3%
	Fixed Income — 1.3%
815,408	iShares TIPS Bond Fund (Cost $91,340,440)	92,491,729

Investment Companies — 97.6% (b)
	Alternative Assets — 3.8%
5,413,725	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	46,991,137
16,661,988	JPMorgan Realty Income Fund, Class R6 Shares	218,105,416

	Total Alternative Assets	265,096,553

	Fixed Income — 47.5%
132,073,191	JPMorgan Core Bond Fund, Class R6 Shares	1,536,011,210
62,424,651	JPMorgan Core Plus Bond Fund, Class R6 Shares	516,251,864
39,702,911	JPMorgan Corporate Bond Fund, Class R6 Shares	402,587,518
18,804,620	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	154,762,024
4,055,708	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	33,824,609
9,947,914	JPMorgan Floating Rate Income Fund, Class R6 Shares	93,609,874
59,116,684	JPMorgan High Yield Fund, Class R6 Shares	439,828,130
18,129,909	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	185,650,264

	Total Fixed Income	3,362,525,493

	International Equity — 16.9%
11,544,485	JPMorgan Emerging Economies Fund, Class R6 Shares	152,618,093
7,017,042	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	180,969,520
17,289,520	JPMorgan International Equity Fund, Class R6 Shares	286,833,140
18,375,821	JPMorgan International Opportunities Fund, Class R6 Shares	288,867,906
13,658,378	JPMorgan Intrepid International Fund, Class R6 Shares	288,328,354

	Total International Equity	1,197,617,013

	U.S. Equity — 29.4%
23,008,833	JPMorgan Disciplined Equity Fund, Class R6 Shares	588,796,043

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
15,103,743	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	283,346,212
7,185,611	JPMorgan Intrepid America Fund, Class R6 Shares	282,681,936
2,858,436	JPMorgan Mid Cap Equity Fund, Class R6 Shares	140,577,860
797,598	JPMorgan Small Cap Equity Fund, Class R6 Shares	44,529,911
2,954,243	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	49,424,489
1,407,557	JPMorgan Small Cap Value Fund, Class R6 Shares	43,394,994
23,420,524	JPMorgan U.S. Equity Fund, Class R6 Shares	371,683,718
8,269,276	JPMorgan Value Advantage Fund, Class R6 Shares	277,930,374

	Total U.S. Equity	2,082,365,537

	Total Investment Companies (Cost $6,039,686,480)	6,907,604,596

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
34,235,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $34,210,402)	34,150,508

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
25,786,970	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $25,786,970)	25,786,970

	Total Investments — 99.8% (Cost $6,191,024,292)	7,060,033,803
	Other Assets in Excess of Liabilities — 0.2%	15,562,860

	NET ASSETS — 100.0%	$7,075,596,663

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
491	TOPIX Index	09/07/17	JPY	$70,624,696	$633,467
1,430	10 Year Australian Government Bond	09/15/17	AUD	142,069,123	(2,326,362)
422	E-mini S&P 500 Index	09/15/17	USD	51,080,990	(158,787)
1,347	Euro STOXX 50 Index	09/15/17	EUR	52,869,733	(1,660,175)
1,267	Mini MSCI Emerging Markets Index	09/15/17	USD	63,875,805	601,672
602	10 Year U.S. Treasury Note	09/20/17	USD	75,569,813	(179,801)
331	SPI 200 Index	09/21/17	AUD	35,908,859	(473,147)
	Short Futures Outstanding
(974)	Euro Bund	09/07/17	EUR	(180,072,943)	3,099,656
(388)	FTSE 100 Index	09/15/17	GBP	(36,622,280)	902,220
(355)	10 Year Canadian Government Bond	09/20/17	CAD	(38,475,671)	1,034,275
(545)	Long Gilt	09/27/17	GBP	(89,134,009)	1,471,386
(430)	2 Year U.S. Treasury Note	09/29/17	USD	(92,927,031)	140,212
(918)	5 Year U.S. Treasury Note	09/29/17	USD	(108,173,391)	234,744

					$3,319,360

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.2%
	Fixed Income — 0.2%
122,149	iShares TIPS Bond Fund (Cost $13,895,011)	13,855,361

Investment Companies — 98.6% (b)
	Alternative Assets — 3.7%
745,303	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	6,469,228
20,282,347	JPMorgan Realty Income Fund, Class R6 Shares	265,495,926

	Total Alternative Assets	271,965,154

	Fixed Income — 39.5%
124,550,301	JPMorgan Core Bond Fund, Class R6 Shares	1,448,519,999
57,317,169	JPMorgan Core Plus Bond Fund, Class R6 Shares	474,012,990
35,076,362	JPMorgan Corporate Bond Fund, Class R6 Shares	355,674,307
16,301,055	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	134,157,681
4,402,524	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	36,717,047
1,492,058	JPMorgan Floating Rate Income Fund, Class R6 Shares	14,040,271
55,195,991	JPMorgan High Yield Fund, Class R6 Shares	410,658,175
2,713,818	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	27,789,495

	Total Fixed Income	2,901,569,965

	International Equity — 20.6%
13,946,473	JPMorgan Emerging Economies Fund, Class R6 Shares	184,372,371
8,836,909	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	227,903,886
22,466,510	JPMorgan International Equity Fund, Class R6 Shares	372,719,394
23,034,474	JPMorgan International Opportunities Fund, Class R6 Shares	362,101,925
17,594,102	JPMorgan Intrepid International Fund, Class R6 Shares	371,411,499

	Total International Equity	1,518,509,075

	U.S. Equity — 34.8%
24,464,610	JPMorgan Disciplined Equity Fund, Class R6 Shares	626,049,366

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
19,999,459	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	375,189,860
9,165,358	JPMorgan Intrepid America Fund, Class R6 Shares	360,565,170
4,070,066	JPMorgan Mid Cap Equity Fund, Class R6 Shares	200,165,864
914,763	JPMorgan Small Cap Equity Fund, Class R6 Shares	51,071,211
3,782,895	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	63,287,832
1,636,976	JPMorgan Small Cap Value Fund, Class R6 Shares	50,467,975
29,866,745	JPMorgan U.S. Equity Fund, Class R6 Shares	473,985,248
10,591,951	JPMorgan Value Advantage Fund, Class R6 Shares	355,995,465

	Total U.S. Equity	2,556,777,991

	Total Investment Companies (Cost $6,422,778,387)	7,248,822,185

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
32,198,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $32,174,914)	32,118,535

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
44,615,737	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $44,615,737)	44,615,737

	Total Investments — 99.8% (Cost $6,513,464,049)	7,339,411,818
	Other Assets in Excess of Liabilities — 0.2%	11,138,388

	NET ASSETS — 100.0%	$7,350,550,206

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
505	TOPIX Index	09/07/17	JPY	$72,638,435	$647,894
1,475	10 Year Australian Government Bond	09/15/17	AUD	146,539,830	(2,400,250)
1,388	E-mini S&P 500 Index	09/15/17	USD	168,010,460	(522,265)
1,377	Euro STOXX 50 Index	09/15/17	EUR	54,047,232	(1,697,146)
1,370	Mini MSCI Emerging Markets Index	09/15/17	USD	69,068,550	650,584
13	Mini Russell 2000 Index	09/15/17	USD	919,295	(3,575)
869	10 Year U.S. Treasury Note	09/20/17	USD	109,086,656	(748,818)
338	SPI 200 Index	09/21/17	AUD	36,668,261	(483,562)
	Short Futures Outstanding
(1,005)	Euro Bund	09/07/17	EUR	(185,804,218)	3,197,450
(393)	FTSE 100 Index	09/15/17	GBP	(37,094,216)	913,842
(355)	10 Year Canadian Government Bond	09/20/17	CAD	(38,475,671)	1,034,274
(564)	Long Gilt	09/27/17	GBP	(92,241,433)	1,526,004
(559)	2 Year U.S. Treasury Note	09/29/17	USD	(120,805,140)	153,589
(890)	5 Year U.S. Treasury Note	09/29/17	USD	(104,873,984)	227,584

					$2,495,605

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.0% (b)
	Alternative Assets — 4.3%
26,196,391	JPMorgan Realty Income Fund, Class R6 Shares	342,910,763

	Fixed Income — 29.4%
85,655,994	JPMorgan Core Bond Fund, Class R6 Shares	996,179,210
46,555,263	JPMorgan Core Plus Bond Fund, Class R6 Shares	385,012,023
28,476,279	JPMorgan Corporate Bond Fund, Class R6 Shares	288,749,471
15,292,185	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	125,854,684
4,826,175	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	40,250,301
71,365,764	JPMorgan High Yield Fund, Class R6 Shares	530,961,286

	Total Fixed Income	2,367,006,975

	International Equity — 24.1%
17,963,129	JPMorgan Emerging Economies Fund, Class R6 Shares	237,472,561
11,480,763	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	296,088,878
27,996,186	JPMorgan International Equity Fund, Class R6 Shares	464,456,729
29,547,894	JPMorgan International Opportunities Fund, Class R6 Shares	464,492,886
22,638,761	JPMorgan Intrepid International Fund, Class R6 Shares	477,904,239

	Total International Equity	1,940,415,293

	U.S. Equity — 40.2%
30,904,317	JPMorgan Disciplined Equity Fund, Class R6 Shares	790,841,476
25,198,710	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	472,727,798
11,653,798	JPMorgan Intrepid America Fund, Class R6 Shares	458,460,407

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
5,456,084	JPMorgan Mid Cap Equity Fund, Class R6 Shares	268,330,214
1,136,451	JPMorgan Small Cap Equity Fund, Class R6 Shares	63,448,068
3,677,177	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	61,519,178
2,183,500	JPMorgan Small Cap Value Fund, Class R6 Shares	67,317,314
37,234,796	JPMorgan U.S. Equity Fund, Class R6 Shares	590,916,219
13,648,625	JPMorgan Value Advantage Fund, Class R6 Shares	458,730,276

	Total U.S. Equity	3,232,290,950

	Total Investment Companies (Cost $6,700,581,068)	7,882,623,981

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
68,486,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $68,436,594)	68,316,977

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
69,185,879	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $69,185,879)	69,185,879

	Total Investments — 99.7% (Cost $6,838,203,541)	8,020,126,837
	Other Assets in Excess of Liabilities — 0.3%	23,170,927

	NET ASSETS — 100.0%	$8,043,297,764

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,112	TOPIX Index	09/07/17	JPY	$159,948,396	$1,425,010
3,237	10 Year Australian Government Bond	09/15/17	AUD	321,592,834	(5,092,086)
2,346	E-mini S&P 500 Index	09/15/17	USD	283,971,570	(882,732)
3,020	Euro STOXX 50 Index	09/15/17	EUR	118,534,961	(3,722,134)
3,155	Mini MSCI Emerging Markets Index	09/15/17	USD	159,059,325	1,498,249
344	Mini Russell 2000 Index	09/15/17	USD	24,325,960	(94,595)
1,636	10 Year U.S. Treasury Note	09/20/17	USD	205,369,125	(488,631)
742	SPI 200 Index	09/21/17	AUD	80,496,597	(1,060,600)
	Short Futures Outstanding
(2,205)	Euro Bund	09/07/17	EUR	(407,660,000)	7,015,507
(859)	FTSE 100 Index	09/15/17	GBP	(81,078,707)	1,997,412
(777)	10 Year Canadian Government Bond	09/20/17	CAD	(84,212,948)	2,263,750
(1,238)	Long Gilt	09/27/17	GBP	(202,473,217)	3,349,881
(1,131)	2 Year U.S. Treasury Note	09/29/17	USD	(244,419,703)	368,791
(386)	5 Year U.S. Treasury Note	09/29/17	USD	(45,484,672)	98,705

					$6,676,527

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.3% (b)
	Alternative Assets — 4.8%
21,502,660	JPMorgan Realty Income Fund, Class R6 Shares	281,469,819

	Fixed Income — 22.1%
41,740,989	JPMorgan Core Bond Fund, Class R6 Shares	485,447,697
25,025,458	JPMorgan Core Plus Bond Fund, Class R6 Shares	206,960,542
14,562,114	JPMorgan Corporate Bond Fund, Class R6 Shares	147,659,840
9,304,308	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	76,574,456
3,505,404	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	29,235,070
49,447,506	JPMorgan High Yield Fund, Class R6 Shares	367,889,442

	Total Fixed Income	1,313,767,047

	International Equity — 26.8%
14,953,320	JPMorgan Emerging Economies Fund, Class R6 Shares	197,682,891
9,332,248	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	240,678,675
22,797,181	JPMorgan International Equity Fund, Class R6 Shares	378,205,228
24,425,755	JPMorgan International Opportunities Fund, Class R6 Shares	383,972,871
18,463,751	JPMorgan Intrepid International Fund, Class R6 Shares	389,769,782

	Total International Equity	1,590,309,447

	U.S. Equity — 44.6%
24,660,986	JPMorgan Disciplined Equity Fund, Class R6 Shares	631,074,632
21,235,036	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	398,369,277
9,615,730	JPMorgan Intrepid America Fund, Class R6 Shares	378,282,817

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,254,739	JPMorgan Mid Cap Equity Fund, Class R6 Shares	209,248,051
966,553	JPMorgan Small Cap Equity Fund, Class R6 Shares	53,962,635
3,400,040	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	56,882,668
1,650,151	JPMorgan Small Cap Value Fund, Class R6 Shares	50,874,141
31,459,348	JPMorgan U.S. Equity Fund, Class R6 Shares	499,259,860
10,913,340	JPMorgan Value Advantage Fund, Class R6 Shares	366,797,364

	Total U.S. Equity	2,644,751,445

	Total Investment Companies (Cost $5,055,603,358)	5,830,297,758

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
50,222,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $50,185,856)	50,098,052

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
66,278,823	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $66,278,823)	66,278,823

	Total Investments — 100.2% (Cost $5,172,068,037)	5,946,674,633
	Liabilities in Excess of Other Assets — (0.2)%	(13,097,305)

	NET ASSETS — 100.0%	$5,933,577,328

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
816	TOPIX Index	09/07/17	JPY	$117,372,204	$1,043,216
2,380	10 Year Australian Government Bond	09/15/17	AUD	236,450,709	(3,747,924)
1,752	E-mini S&P 500 Index	09/15/17	USD	212,070,840	(659,229)
2,222	Euro STOXX 50 Index	09/15/17	EUR	87,213,471	(2,738,598)
2,371	Mini MSCI Emerging Markets Index	09/15/17	USD	119,533,965	1,125,942
380	Mini Russell 2000 Index	09/15/17	USD	26,871,700	(104,493)
1,354	10 Year U.S. Treasury Note	09/20/17	USD	169,969,313	(316,588)
546	SPI 200 Index	09/21/17	AUD	59,233,345	(780,010)
	Short Futures Outstanding
(1,621)	Euro Bund	09/07/17	EUR	(299,690,186)	5,156,845
(628)	FTSE 100 Index	09/15/17	GBP	(59,275,236)	1,460,281
(563)	10 Year Canadian Government Bond	09/20/17	CAD	(61,019,163)	1,640,272
(911)	Long Gilt	09/27/17	GBP	(148,992,811)	2,465,109
(948)	2 Year U.S. Treasury Note	09/29/17	USD	(204,871,688)	309,119
(288)	5 Year U.S. Treasury Note	09/29/17	USD	(33,936,750)	73,645

					$4,927,587

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.5% (b)
	Alternative Assets — 5.2%
23,837,263	JPMorgan Realty Income Fund, Class R6 Shares	312,029,779

	Fixed Income — 14.6%
18,395,575	JPMorgan Core Bond Fund, Class R6 Shares	213,940,543
14,542,314	JPMorgan Core Plus Bond Fund, Class R6 Shares	120,264,933
9,237,648	JPMorgan Corporate Bond Fund, Class R6 Shares	93,669,754
7,641,826	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	62,892,229
3,567,239	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	29,750,775
48,264,294	JPMorgan High Yield Fund, Class R6 Shares	359,086,351

	Total Fixed Income	879,604,585

	International Equity — 29.3%
16,694,030	JPMorgan Emerging Economies Fund, Class R6 Shares	220,695,071
10,401,311	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	268,249,809
26,055,543	JPMorgan International Equity Fund, Class R6 Shares	432,261,453
26,757,621	JPMorgan International Opportunities Fund, Class R6 Shares	420,629,802
20,016,420	JPMorgan Intrepid International Fund, Class R6 Shares	422,546,623

	Total International Equity	1,764,382,758

	U.S. Equity — 48.4%
27,662,138	JPMorgan Disciplined Equity Fund, Class R6 Shares	707,874,118
22,664,819	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	425,192,013
10,867,037	JPMorgan Intrepid America Fund, Class R6 Shares	427,509,221

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,383,384	JPMorgan Mid Cap Equity Fund, Class R6 Shares	215,574,802
1,080,432	JPMorgan Small Cap Equity Fund, Class R6 Shares	60,320,506
3,537,114	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	59,175,925
1,955,281	JPMorgan Small Cap Value Fund, Class R6 Shares	60,281,309
34,678,923	JPMorgan U.S. Equity Fund, Class R6 Shares	550,354,505
12,295,087	JPMorgan Value Advantage Fund, Class R6 Shares	413,237,873

	Total U.S. Equity	2,919,520,272

	Total Investment Companies (Cost $4,895,181,100)	5,875,537,394

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
49,734,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $49,698,192)	49,611,256

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
57,591,890	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $57,591,890)	57,591,890

	Total Investments — 99.3% (Cost $5,002,471,182)	5,982,740,540
	Other Assets in Excess of Liabilities — 0.7%	40,950,932

	NET ASSETS — 100.0%	$6,023,691,472

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
831	TOPIX Index	09/07/17	JPY	$119,529,781	$1,062,340
2,418	10 Year Australian Government Bond	09/15/17	AUD	240,225,972	(3,808,078)
1,705	E-mini S&P 500 Index	09/15/17	USD	206,381,725	(641,544)
2,256	Euro STOXX 50 Index	09/15/17	EUR	88,547,971	(2,780,508)
2,438	Mini MSCI Emerging Markets Index	09/15/17	USD	122,911,770	1,157,758
402	Mini Russell 2000 Index	09/15/17	USD	28,427,430	18,910
1,431	10 Year U.S. Treasury Note	09/20/17	USD	179,635,219	(427,406)
554	SPI 200 Index	09/21/17	AUD	60,101,233	(791,912)
	Short Futures Outstanding
(1,647)	Euro Bund	09/07/17	EUR	(304,497,061)	5,239,645
(637)	FTSE 100 Index	09/15/17	GBP	(60,124,722)	1,481,210
(573)	10 Year Canadian Government Bond	09/20/17	CAD	(62,102,984)	1,669,406
(925)	Long Gilt	09/27/17	GBP	(151,282,493)	2,503,201
(947)	2 Year U.S. Treasury Note	09/29/17	USD	(204,655,578)	293,043
(191)	5 Year U.S. Treasury Note	09/29/17	USD	(22,506,664)	48,841

					$5,024,906

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.6% (b)
	Alternative Assets — 5.3%
15,899,331	JPMorgan Realty Income Fund, Class R6 Shares	208,122,238

	Fixed Income — 13.2%
9,863,661	JPMorgan Core Bond Fund, Class R6 Shares	114,714,379
7,995,779	JPMorgan Core Plus Bond Fund, Class R6 Shares	66,125,091
5,114,303	JPMorgan Corporate Bond Fund, Class R6 Shares	51,859,036
4,593,542	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	37,804,847
2,259,744	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	18,846,264
30,337,096	JPMorgan High Yield Fund, Class R6 Shares	225,707,991

	Total Fixed Income	515,057,608

	International Equity — 30.0%
11,380,967	JPMorgan Emerging Economies Fund, Class R6 Shares	150,456,389
7,154,405	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	184,512,110
17,043,028	JPMorgan International Equity Fund, Class R6 Shares	282,743,832
17,600,740	JPMorgan International Opportunities Fund, Class R6 Shares	276,683,634
13,119,125	JPMorgan Intrepid International Fund, Class R6 Shares	276,944,722

	Total International Equity	1,171,340,687

	U.S. Equity — 49.1%
17,961,473	JPMorgan Disciplined Equity Fund, Class R6 Shares	459,634,097
15,147,755	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	284,171,887
7,012,572	JPMorgan Intrepid America Fund, Class R6 Shares	275,874,572

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,876,296	JPMorgan Mid Cap Equity Fund, Class R6 Shares	141,456,231
748,048	JPMorgan Small Cap Equity Fund, Class R6 Shares	41,763,525
2,495,624	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	41,751,792
1,290,428	JPMorgan Small Cap Value Fund, Class R6 Shares	39,783,911
22,802,732	JPMorgan U.S. Equity Fund, Class R6 Shares	361,879,349
8,068,931	JPMorgan Value Advantage Fund, Class R6 Shares	271,196,765

	Total U.S. Equity	1,917,512,129

	Total Investment Companies (Cost $3,316,861,477)	3,812,032,662

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
32,038,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $32,014,989)	31,958,930

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
61,423,869	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $61,423,869)	61,423,869

	Total Investments — 100.0% (Cost $3,410,300,335)	3,905,415,461
	Liabilities in Excess of Other Assets — 0.0% (g)	(1,002,004)

	NET ASSETS — 100.0%	$3,904,413,457

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
534	TOPIX Index	09/07/17	JPY	$76,809,751	$680,285
1,558	10 Year Australian Government Bond	09/15/17	AUD	154,785,800	(2,454,755)
1,173	E-mini S&P 500 Index	09/15/17	USD	141,985,785	(441,366)
1,449	Euro STOXX 50 Index	09/15/17	EUR	56,873,231	(1,785,885)
1,432	Mini MSCI Emerging Markets Index	09/15/17	USD	72,194,280	680,031
279	Mini Russell 2000 Index	09/15/17	USD	19,729,485	(76,719)
1,054	10 Year U.S. Treasury Note	09/20/17	USD	132,309,938	(387,256)
356	SPI 200 Index	09/21/17	AUD	38,621,009	(508,460)
	Short Futures Outstanding
(1,061)	Euro Bund	09/07/17	EUR	(196,157,488)	3,374,817
(407)	FTSE 100 Index	09/15/17	GBP	(38,415,639)	946,399
(362)	10 Year Canadian Government Bond	09/20/17	CAD	(39,234,346)	1,054,669
(596)	Long Gilt	09/27/17	GBP	(97,474,990)	1,614,073
(658)	2 Year U.S. Treasury Note	09/29/17	USD	(142,199,969)	205,807
(118)	5 Year U.S. Treasury Note	09/29/17	USD	(13,904,640)	30,174

					$2,931,814

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.6% (b)
	Alternative Assets — 5.3%
13,118,207	JPMorgan Realty Income Fund, Class R6 Shares	171,717,327

	Fixed Income — 13.5%
8,297,476	JPMorgan Core Bond Fund, Class R6 Shares	96,499,651
7,338,036	JPMorgan Core Plus Bond Fund, Class R6 Shares	60,685,554
4,193,055	JPMorgan Corporate Bond Fund, Class R6 Shares	42,517,573
3,811,215	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,366,297
1,869,981	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	15,595,641
25,802,144	JPMorgan High Yield Fund, Class R6 Shares	191,967,951

	Total Fixed Income	438,632,667

	International Equity — 29.8%
8,934,334	JPMorgan Emerging Economies Fund, Class R6 Shares	118,111,892
5,978,810	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	154,193,521
13,877,739	JPMorgan International Equity Fund, Class R6 Shares	230,231,685
14,593,965	JPMorgan International Opportunities Fund, Class R6 Shares	229,417,126
11,118,489	JPMorgan Intrepid International Fund, Class R6 Shares	234,711,302

	Total International Equity	966,665,526

	U.S. Equity — 49.0%
14,977,924	JPMorgan Disciplined Equity Fund, Class R6 Shares	383,285,067
12,106,301	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	227,114,212
5,899,715	JPMorgan Intrepid America Fund, Class R6 Shares	232,094,782

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,452,625	JPMorgan Mid Cap Equity Fund, Class R6 Shares	120,620,087
529,260	JPMorgan Small Cap Equity Fund, Class R6 Shares	29,548,578
1,933,610	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	32,349,302
947,452	JPMorgan Small Cap Value Fund, Class R6 Shares	29,209,948
18,899,529	JPMorgan U.S. Equity Fund, Class R6 Shares	299,935,519
6,878,752	JPMorgan Value Advantage Fund, Class R6 Shares	231,194,860

	Total U.S. Equity	1,585,352,355

	Total Investment Companies (Cost $2,742,901,305)	3,162,367,875

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
26,067,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $26,048,306)	26,002,667

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
40,758,214	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $40,758,214)	40,758,214

	Total Investments — 99.7% (Cost $2,809,707,825)	3,229,128,756
	Other Assets in Excess of Liabilities — 0.3%	9,072,408

	NET ASSETS — 100.0%	$3,238,201,164

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
444	TOPIX Index	09/07/17	JPY	$63,864,287	$564,782
1,295	10 Year Australian Government Bond	09/15/17	AUD	128,657,003	(2,040,850)
918	E-mini S&P 500 Index	09/15/17	USD	111,119,310	(345,419)
1,200	Euro STOXX 50 Index	09/15/17	EUR	47,099,984	(1,478,998)
1,261	Mini MSCI Emerging Markets Index	09/15/17	USD	63,573,315	598,825
284	Mini Russell 2000 Index	09/15/17	USD	20,083,060	(76,068)
676	10 Year U.S. Treasury Note	09/20/17	USD	84,859,125	(178,190)
295	SPI 200 Index	09/21/17	AUD	32,003,364	(421,870)
5	5 Year U.S. Treasury Note	09/29/17	USD	589,180	(1,300)
	Short Futures Outstanding
(882)	Euro Bund	09/07/17	EUR	(163,064,000)	2,805,226
(337)	FTSE 100 Index	09/15/17	GBP	(31,808,526)	783,626
(299)	10 Year Canadian Government Bond	09/20/17	CAD	(32,406,269)	871,121
(496)	Long Gilt	09/27/17	GBP	(81,120,126)	1,344,749
(446)	2 Year U.S. Treasury Note	09/29/17	USD	(96,384,781)	142,805

					$2,568,439

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 97.2% (b)
	Alternative Assets — 5.4%
4,311,619	JPMorgan Realty Income Fund, Class R6 Shares	56,439,098

	Fixed Income — 13.3%
2,515,988	JPMorgan Core Bond Fund, Class R6 Shares	29,260,937
2,119,625	JPMorgan Core Plus Bond Fund, Class R6 Shares	17,529,303
1,350,492	JPMorgan Corporate Bond Fund, Class R6 Shares	13,693,990
1,353,918	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,142,743
568,347	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,740,016
8,472,030	JPMorgan High Yield Fund, Class R6 Shares	63,031,905

	Total Fixed Income	139,398,894

	International Equity — 29.6%
2,895,703	JPMorgan Emerging Economies Fund, Class R6 Shares	38,281,193
1,847,384	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	47,644,045
4,527,270	JPMorgan International Equity Fund, Class R6 Shares	75,107,412
4,716,431	JPMorgan International Opportunities Fund, Class R6 Shares	74,142,288
3,551,041	JPMorgan Intrepid International Fund, Class R6 Shares	74,962,482

	Total International Equity	310,137,420

	U.S. Equity — 48.9%
4,786,261	JPMorgan Disciplined Equity Fund, Class R6 Shares	122,480,406
4,037,207	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	75,738,002
1,940,713	JPMorgan Intrepid America Fund, Class R6 Shares	76,347,657

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
779,144	JPMorgan Mid Cap Equity Fund, Class R6 Shares	38,318,302
173,444	JPMorgan Small Cap Equity Fund, Class R6 Shares	9,683,365
579,860	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	9,701,058
354,319	JPMorgan Small Cap Value Fund, Class R6 Shares	10,923,653
6,076,156	JPMorgan U.S. Equity Fund, Class R6 Shares	96,428,597
2,196,485	JPMorgan Value Advantage Fund, Class R6 Shares	73,823,872

	Total U.S. Equity	513,444,912

	Total Investment Companies (Cost $920,886,892)	1,019,420,324

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
8,315,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $8,308,437)	8,294,479

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
24,528,574	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $24,528,574)	24,528,574

	Total Investments — 100.3% (Cost $953,723,903)	1,052,243,377
	Liabilities in Excess of Other Assets — (0.3)%	(2,973,004)

	NET ASSETS — 100.0%	$1,049,270,373

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
142	TOPIX Index	09/07/17	JPY	$20,425,065	$180,661
416	10 Year Australian Government Bond	09/15/17	AUD	41,329,200	(656,686)
379	Euro STOXX 50 Index	09/15/17	EUR	14,875,745	(467,119)
436	Mini MSCI Emerging Markets Index	09/15/17	USD	21,980,940	192,283
101	Mini Russell 2000 Index	09/15/17	USD	7,142,215	(27,774)
304	E-mini S&P 500 Index	09/15/17	USD	36,797,680	(114,387)
246	10 Year U.S. Treasury Note	09/20/17	USD	30,880,687	(65,768)
93	SPI 200 Index	09/21/17	AUD	10,089,196	(133,873)
	Short Futures Outstanding
(283)	Euro Bund	09/07/17	EUR	(52,320,989)	900,113
(104)	FTSE 100 Index	09/15/17	GBP	(9,816,281)	241,835
(90)	10 Year Canadian Government Bond	09/20/17	CAD	(9,754,395)	262,211
(159)	Long Gilt	09/27/17	GBP	(26,004,234)	431,659
(144)	2 Year U.S. Treasury Note	09/29/17	USD	(31,119,750)	46,955
(22)	5 Year U.S. Treasury Note	09/29/17	USD	(2,592,391)	5,626

					$795,736

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.6% (b)
	Alternative Assets — 5.3%
44,893	JPMorgan Realty Income Fund, Class R6 Shares	587,647

	Fixed Income — 7.5%
278	JPMorgan Core Bond Fund, Class R6 Shares	3,229
2,507	JPMorgan Core Plus Bond Fund, Class R6 Shares	20,737
336	JPMorgan Corporate Bond Fund, Class R6 Shares	3,412
12,549	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	103,280
6,234	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	51,994
88,600	JPMorgan High Yield Fund, Class R6 Shares	659,187

	Total Fixed Income	841,839

	International Equity — 32.9%
39,337	JPMorgan Emerging Economies Fund, Class R6 Shares	520,030
24,133	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	622,382
52,025	JPMorgan International Equity Fund, Class R6 Shares	863,096
53,542	JPMorgan International Opportunities Fund, Class R6 Shares	841,679
39,885	JPMorgan Intrepid International Fund, Class R6 Shares	841,963

	Total International Equity	3,689,150

	U.S. Equity — 52.9%
66,917	JPMorgan Disciplined Equity Fund, Class R6 Shares	1,712,406
42,692	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	800,895

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
19,884	JPMorgan Intrepid America Fund, Class R6 Shares	782,233
8,320	JPMorgan Mid Cap Equity Fund, Class R6 Shares	409,191
2,589	JPMorgan Small Cap Equity Fund, Class R6 Shares	144,524
8,663	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	144,938
4,942	JPMorgan Small Cap Value Fund, Class R6 Shares	152,366
64,119	JPMorgan U.S. Equity Fund, Class R6 Shares	1,017,562
22,600	JPMorgan Value Advantage Fund, Class R6 Shares	759,586

	Total U.S. Equity	5,923,701

	Total Investment Companies (Cost $10,620,823)	11,042,337

Short-Term Investment — 1.1%
	Investment Company — 1.1%
125,126	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $125,126)	125,126

	Total Investments — 99.7% (Cost $10,745,949)	11,167,463
	Other Assets in Excess of Liabilities — 0.3%	31,012

	NET ASSETS — 100.0%	$11,198,475

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	43

J.P. Morgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British pound
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
SPI	— Australian Securities Exchange
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$123,231,628	$126,642,237	$45,973,896
Investments in affiliates, at value	4,359,910,072	6,933,391,566	7,293,437,922

Total investment securities, at value	4,483,141,700	7,060,033,803	7,339,411,818
Cash	112,990	—	—
Receivables:
Investment securities sold	7,658,122	37,638,335	33,192,957
Fund shares sold	13,206,871	20,075,880	19,156,856
Interest from non-affiliates	109,597	107,103	100,730
Dividends from affiliates	157,433	45,415	39,567
Variation margin on futures contracts	2,674,772	3,765,810	4,175,101
Due from Adviser	16,887	16,727	18,598

Total Assets	4,507,078,372	7,121,683,073	7,396,095,627

LIABILITIES:
Payables:
Due to custodian	7,658,122	—	—
Distributions	315,450	961,000	1,019,002
Fund shares redeemed	33,669,870	43,742,116	43,114,564
Accrued liabilities:
Distribution fees	389,592	544,515	573,561
Service fees	347,388	611,972	640,616
Trustees’ and Chief Compliance Officer’s fees	37	9,529	8,702
Other	214,410	217,278	188,976

Total Liabilities	42,594,869	46,086,410	45,545,421

Net Assets	$4,464,483,503	$7,075,596,663	$7,350,550,206

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$3,994,008,417	$6,261,268,453	$6,559,814,063
Accumulated undistributed (distributions in excess of) net investment income	(573,390)	(1,799,591)	(1,841,821)
Accumulated net realized gains (losses)	(38,396,769)	(56,253,614)	(35,938,258)
Net unrealized appreciation (depreciation)	509,445,245	872,381,415	828,516,222

Total Net Assets	$4,464,483,503	$7,075,596,663	$7,350,550,206

Net Assets:
Class A	$1,272,206,671	$1,698,638,664	$1,839,098,058
Class C	43,741,512	47,919,707	50,947,959
Class I (formerly Select Class)	556,179,393	894,064,434	928,710,192
Class R2	229,706,224	379,082,287	384,485,846
Class R3	2,507,962	4,816,368	3,644,789
Class R4	21,118	26,608	185,054
Class R5 (formerly Institutional Class)	1,883,558,005	3,406,306,984	3,347,238,800
Class R6	476,562,618	644,741,611	796,239,508

Total	$4,464,483,503	$7,075,596,663	$7,350,550,206

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	70,133,249	88,741,572	98,064,679
Class C	2,420,656	2,513,727	2,726,374
Class I (formerly Select Class)	30,607,553	46,558,194	49,414,715
Class R2	12,690,768	19,860,165	20,570,835
Class R3	138,571	252,183	194,743
Class R4	1,163	1,386	9,854
Class R5 (formerly Institutional Class)	103,485,682	177,197,087	177,916,395
Class R6	26,184,670	33,527,846	42,318,690

Net Asset Value (a):
Class A — Redemption price per share	$18.14	$19.14	$18.75
Class C — Offering price per share (b)	18.07	19.06	18.69
Class I (formerly Select Class) — Offering and redemption price per share	18.17	19.20	18.79
Class R2 — Offering and redemption price per share	18.10	19.09	18.69
Class R3 — Offering and redemption price per share	18.10	19.10	18.72
Class R4 — Offering and redemption price per share	18.17	19.19	18.78
Class R5 (formerly Institutional Class) — Offering and redemption price per share	18.20	19.22	18.81
Class R6 — Offering and redemption price per share	18.20	19.23	18.82
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.99	$20.04	$19.63

Cost of investments in non-affiliates	$121,423,401	$125,550,842	$46,069,925
Cost of investments in affiliates	3,853,722,583	6,065,473,450	6,467,394,124

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$68,316,977	$50,098,052	$49,611,256
Investments in affiliates, at value	7,951,809,860	5,896,576,581	5,933,129,284

Total investment securities, at value	8,020,126,837	5,946,674,633	5,982,740,540
Cash	—	—	—
Receivables:
Investment securities sold	45,202,079	—	47,665,342
Fund shares sold	21,543,526	17,265,519	22,912,004
Interest from non-affiliates	214,255	157,117	155,590
Dividends from affiliates	72,748	45,848	58,252
Variation margin on futures contracts	7,441,840	5,993,547	6,169,248
Due from Adviser	20,323	15,013	14,624

Total Assets	8,094,621,608	5,970,151,677	6,059,715,600

LIABILITIES:
Payables:
Distributions	832,646	541,716	398,750
Fund shares redeemed	48,835,766	34,860,549	34,346,330
Accrued liabilities:
Distribution fees	649,146	463,844	463,025
Service fees	725,229	521,625	540,975
Trustees’ and Chief Compliance Officer’s fees	11,236	1,208	924
Other	269,821	185,407	274,124

Total Liabilities	51,323,844	36,574,349	36,024,128

Net Assets	$8,043,297,764	$5,933,577,328	$6,023,691,472

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,928,156,746	$5,180,672,236	$5,075,560,684
Accumulated undistributed (distributions in excess of) net investment income	1,278,734	919,061	842,453
Accumulated net realized gains (losses)	(74,795,230)	(27,648,383)	(38,080,606)
Net unrealized appreciation (depreciation)	1,188,657,514	779,634,414	985,368,941

Total Net Assets	$8,043,297,764	$5,933,577,328	$6,023,691,472

Net Assets:
Class A	$1,989,716,070	$1,438,787,340	$1,405,514,153
Class C	46,297,575	29,550,511	28,920,492
Class I (formerly Select Class)	999,965,327	743,740,243	738,939,812
Class R2	492,665,627	350,592,518	358,746,400
Class R3	5,048,280	5,007,361	9,292,450
Class R4	34,690	43,037	44,844
Class R5 (formerly Institutional Class)	3,803,505,336	2,727,056,929	2,933,132,572
Class R6	706,064,859	638,799,389	549,100,749

Total	$8,043,297,764	$5,933,577,328	$6,023,691,472

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	97,872,607	73,327,147	66,364,937
Class C	2,297,517	1,517,993	1,383,111
Class I (formerly Select Class)	49,067,051	37,726,273	34,793,197
Class R2	24,316,897	17,919,369	17,021,466
Class R3	248,718	255,811	439,586
Class R4	1,704	2,184	2,113
Class R5 (formerly Institutional Class)	186,211,492	138,236,759	137,788,396
Class R6	34,571,776	32,377,760	25,794,379

Net Asset Value (a):
Class A — Redemption price per share	$20.33	$19.62	$21.18
Class C — Offering price per share (b)	20.15	19.47	20.91
Class I (formerly Select Class) — Offering and redemption price per share	20.38	19.71	21.24
Class R2 — Offering and redemption price per share	20.26	19.57	21.08
Class R3 — Offering and redemption price per share	20.30	19.57	21.14
Class R4 — Offering and redemption price per share	20.36	19.70	21.22
Class R5 (formerly Institutional Class) — Offering and redemption price per share	20.43	19.73	21.29
Class R6 — Offering and redemption price per share	20.42	19.73	21.29
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.29	$20.54	$22.18

Cost of investments in non-affiliates	$68,436,594	$50,185,856	$49,698,192
Cost of investments in affiliates	6,769,766,947	5,121,882,181	4,952,772,990

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$31,958,930	$26,002,667	$8,294,479	$—
Investments in affiliates, at value	3,873,456,531	3,203,126,089	1,043,948,898	11,167,463

Total investment securities, at value	3,905,415,461	3,229,128,756	1,052,243,377	11,167,463
Receivables:
Investment securities sold	—	12,949,780	—	—
Fund shares sold	16,871,760	15,694,877	8,098,876	117,495
Interest from non-affiliates	100,229	81,549	26,013	—
Dividends from affiliates	43,069	37,712	14,815	79
Variation margin on futures contracts	4,047,260	3,528,552	2,152,662	765
Due from Adviser	8,352	2,572	3,197	2,821
Other assets	—	—	—	1,160

Total Assets	3,926,486,131	3,261,423,798	1,062,538,940	11,289,783

LIABILITIES:
Payables:
Distributions	268,608	262,704	60,227	63
Investment securities purchased	—	6,474,885	3,675,635	80,852
Fund shares redeemed	20,991,385	15,747,583	9,325,342	9,005
Accrued liabilities:
Distribution fees	293,430	246,258	84,357	541
Service fees	342,629	296,825	89,288	624
Trustees’ and Chief Compliance Officer’s fees	—	6,047	—	—
Other	176,622	188,332	33,718	223

Total Liabilities	22,072,674	23,222,634	13,268,567	91,308

Net Assets	$3,904,413,457	$3,238,201,164	$1,049,270,373	$11,198,475

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,413,073,002	$2,827,660,633	$949,451,461	$10,768,339
Accumulated undistributed (distributions in excess of) net investment income	464,828	473,476	169,474	407
Accumulated net realized gains (losses)	(7,236,171)	(11,979,064)	337,134	8,215
Net unrealized appreciation (depreciation)	498,111,798	422,046,119	99,312,304	421,514

Total Net Assets	$3,904,413,457	$3,238,201,164	$1,049,270,373	$11,198,475

Net Assets:
Class A	$886,620,562	$721,383,503	$230,868,508	$2,106,258
Class C	17,074,697	16,781,638	3,626,496	32,243
Class I (formerly Select Class)	497,880,998	437,689,624	140,666,489	2,932,411
Class R2	234,513,086	204,683,819	83,587,368	255,812
Class R3	3,039,878	6,021,491	1,303,663	176,460
Class R4	35,508	48,213	22,567	22,712
Class R5 (formerly Institutional Class)	1,826,905,349	1,572,471,338	464,633,419	4,073,183
Class R6	438,343,379	279,121,538	124,561,863	1,599,396

Total	$3,904,413,457	$3,238,201,164	$1,049,270,373	$11,198,475

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	44,151,332	36,002,455	10,354,125	127,075
Class C	856,559	844,660	163,327	1,946
Class I (formerly Select Class)	24,712,830	21,771,102	6,298,265	176,764
Class R2	11,719,453	10,253,728	3,755,481	15,429
Class R3	151,679	301,200	58,564	10,642
Class R4	1,764	2,399	1,011	1,369
Class R5 (formerly Institutional Class)	90,594,821	78,100,367	20,789,427	245,586
Class R6	21,739,426	13,858,314	5,571,589	96,345

Net Asset Value (a):
Class A — Redemption price per share	$20.08	$20.04	$22.30	$16.57
Class C — Offering price per share (b)	19.93	19.87	22.20	16.57
Class I (formerly Select Class) — Offering and redemption price per share	20.15	20.10	22.33	16.59
Class R2 — Offering and redemption price per share	20.01	19.96	22.26	16.58
Class R3 — Offering and redemption price per share	20.04	19.99	22.26	16.58
Class R4 — Offering and redemption price per share	20.13	20.10	22.33	16.60
Class R5 (formerly Institutional Class) — Offering and redemption price per share	20.17	20.13	22.35	16.59
Class R6 — Offering and redemption price per share	20.16	20.14	22.36	16.60
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.03	$20.98	$23.35	$17.35

Cost of investments in non-affiliates	$32,014,989	$26,048,306	$8,308,437	$—
Cost of investments in affiliates	3,378,285,346	2,783,659,519	945,415,466	10,745,949

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,096,893	$1,499,428	$85,221
Dividend income from affiliates	54,535,768	164,417,267	152,877,937
Interest income from non-affiliates	5,778	251,648	217,357
Interest income from affiliates	419	934	944

Total investment income	55,638,858	166,169,277	153,181,459

EXPENSES:
Distribution fees:
Class A	1,604,952	4,133,999	4,294,515
Class C	177,426	400,236	393,294
Class R2	583,768	1,966,287	1,863,002
Class R3 (a)	782	2,252	1,159
Service fees:
Class A	1,604,952	4,133,999	4,294,515
Class C	59,142	133,412	131,098
Class I (formerly Select Class)	801,271	2,355,369	2,221,361
Class R2	291,884	983,144	931,501
Class R3 (a)	783	2,252	1,159
Class R4 (a)	41	42	91
Class R5 (formerly Institutional Class)	972,885	3,551,078	3,366,992
Interest expense to non-affiliates	5,479	16,040	14,962
Trustees’ and Chief Compliance Officer’s fees	31,809	51,376	49,421
Transfer agency fees (See Note 2.G)	139,542	197,018	204,909
Sub-transfer agency fees (See Note 2.G)	1,018,775	2,119,575	2,138,657
Other	21,462	41,769	41,123

Total expenses	7,314,953	20,087,848	19,947,759

Less fees waived	(2,750,374)	(6,611,859)	(6,410,814)
Less expense reimbursements	(340,521)	(147,981)	(123,430)

Net expenses	4,224,058	13,328,008	13,413,515

Net investment income (loss)	51,414,800	152,841,269	139,767,944

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	41,127	99,485	105,412
Investments in affiliates	5,732,195	(2,978,481)	(17,667,392)
Futures	(5,123,674)	(3,412,427)	10,247,751
Foreign currency transactions	(878)	(39,262)	(18,282)

Net realized gain (loss)	648,770	(6,330,685)	(7,332,511)

Distributions of capital gains received from investment company affiliates	8,795,742	44,947,404	48,852,256

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(534,506)	(2,026,063)	(132,823)
Investments in affiliates	86,958,690	471,385,229	591,079,351
Futures	(1,217,227)	(8,525,175)	(10,825,025)
Foreign currency translations	7,895	37,723	37,040

Change in net unrealized appreciation/depreciation	85,214,852	460,871,714	580,158,543

Net realized/unrealized gains (losses)	94,659,364	499,488,433	621,678,288

Change in net assets resulting from operations	$146,074,164	$652,329,702	$761,446,232

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$158,868,566	$108,377,528	$104,834,865
Interest income from non-affiliates	448,614	327,556	333,027
Interest income from affiliates	1,159	743	747

Total investment income	159,318,339	108,705,827	105,168,639

EXPENSES:
Distribution fees:
Class A	4,624,436	3,354,270	3,303,062
Class C	359,097	227,981	224,746
Class R2	2,381,886	1,646,089	1,690,267
Class R3 (a)	1,988	1,923	3,838
Service fees:
Class A	4,624,436	3,354,270	3,303,062
Class C	119,699	75,994	74,915
Class I (formerly Select Class)	2,545,660	1,739,184	1,833,960
Class R2	1,190,943	823,044	845,134
Class R3 (a)	1,988	1,923	3,838
Class R4 (a)	44	46	46
Class R5 (formerly Institutional Class)	3,706,332	2,637,664	2,766,615
Custodian and accounting fees	140	104	104
Interest expense to non-affiliates	40,009	28,173	28,692
Trustees’ and Chief Compliance Officer’s fees	54,352	38,889	38,739
Transfer agency fees (See Note 2.G)	228,686	193,527	202,097
Sub-transfer agency fees (See Note 2.G)	2,812,267	2,349,353	3,027,597
Other	44,798	33,797	34,878

Total expenses	22,736,761	16,506,231	17,381,590

Less fees waived	(7,496,978)	(5,605,089)	(5,981,393)
Less earnings credits	(140)	(104)	(104)
Less expense reimbursements	(178,869)	(253,747)	(560,602)

Net expenses	15,060,774	10,647,291	10,839,491

Net investment income (loss)	144,257,565	98,058,536	94,329,148

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	223,451	165,757	166,705
Investments in affiliates	(19,307,997)	(25,954,244)	(32,100,600)
Futures	13,890,659	12,794,285	22,301,919
Foreign currency transactions	52,860	47,231	11,794

Net realized gain (loss)	(5,141,027)	(12,946,971)	(9,620,182)

Distributions of capital gains received from investment company affiliates	58,043,582	44,783,507	49,864,949

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(186,451)	(142,345)	(141,757)
Investments in affiliates	775,272,295	634,785,380	711,235,699
Futures	(18,150,191)	(12,882,111)	(14,476,898)
Foreign currency translations	20,246	100,821	41,706

Change in net unrealized appreciation/depreciation	756,955,899	621,861,745	696,658,750

Net realized/unrealized gains (losses)	809,858,454	653,698,281	736,903,517

Change in net assets resulting from operations	$954,116,019	$751,756,817	$831,232,665

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund (a)
INVESTMENT INCOME:
Dividend income from affiliates	$65,135,247	$53,615,785	$15,422,044	$45,620
Interest income from non-affiliates	210,595	171,525	51,353	3
Interest income from affiliates	594	570	290	1

Total investment income	65,346,436	53,787,880	15,473,687	45,624

EXPENSES:
Distribution fees:
Class A	2,047,424	1,632,130	474,708	1,260
Class C	131,547	125,650	24,744	144
Class R2	1,062,256	908,110	330,670	306
Class R3 (b)	1,099	2,483	554	101
Service fees:
Class A	2,047,424	1,632,130	474,708	1,260
Class C	43,849	41,884	8,248	48
Class I (formerly Select Class)	1,121,019	1,066,162	277,595	3,391
Class R2	531,128	454,055	165,335	153
Class R3 (b)	1,099	2,483	554	101
Class R4 (b)	44	47	42	42
Class R5 (formerly Institutional Class)	1,705,127	1,410,839	393,248	875
Custodian and accounting fees	—	41	—	—
Interest expense to non-affiliates	18,009	15,339	4,778	—
Trustees’ and Chief Compliance Officer’s fees	31,891	38,794	26,688	19,237
Transfer agency fees (See Note 2.G)	157,534	137,394	72,863	978
Sub-transfer agency fees (See Note 2.G)	2,488,067	2,984,196	1,016,061	296
Other	17,380	19,283	9,128	5,150

Total expenses	11,404,897	10,471,020	3,279,924	33,342

Less fees waived	(4,054,931)	(3,675,467)	(1,043,912)	(1,988)
Less earnings credits	—	(41)	—	—
Less expense reimbursements	(643,944)	(1,140,517)	(564,130)	(25,014)

Net expenses	6,706,022	5,654,995	1,671,882	6,340

Net investment income (loss)	58,640,414	48,132,885	13,801,805	39,284

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	104,873	86,368	24,987	5,084
Investments in affiliates	(20,272,728)	(17,433,838)	(5,123,403)	(8,363)
Futures	15,359,572	13,321,249	3,660,385	(985)
Foreign currency transactions	(99,652)	(11,574)	2,454	—

Net realized gain (loss)	(4,907,935)	(4,037,795)	(1,435,577)	(4,264)

Distributions of capital gains received from investment company affiliates	30,958,208	25,493,791	7,287,521	13,554

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(89,035)	(72,656)	(20,379)	—
Investments in affiliates	449,495,040	367,660,770	106,721,164	421,514
Futures	(8,981,391)	(7,188,837)	(1,660,657)	—
Foreign currency translations	44,509	40,018	(1,265)	—

Change in net unrealized appreciation/depreciation	440,469,123	360,439,295	105,038,863	421,514

Net realized/unrealized gains (losses)	466,519,396	381,895,291	110,890,807	430,804

Change in net assets resulting from operations	$525,159,810	$430,028,176	$124,692,612	$470,088

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,414,800	$41,322,155	$152,841,269	$122,443,333
Net realized gain (loss)	648,770	(37,394,665)	(6,330,685)	(97,369,931)
Distributions of capital gains received from investment company affiliates	8,795,742	23,930,161	44,947,404	102,211,581
Change in net unrealized appreciation/depreciation	85,214,852	(3,218,553)	460,871,714	(84,208,152)

Change in net assets resulting from operations	146,074,164	24,639,098	652,329,702	43,076,831

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(14,893,938)	(12,871,025)	(35,513,210)	(31,960,547)
From net realized gains	—	(2,159,873)	(8,935,342)	(15,831,932)
Class C
From net investment income	(376,803)	(384,200)	(774,624)	(871,013)
From net realized gains	—	(93,814)	(296,053)	(635,890)
Class I (formerly Select Class)
From net investment income	(7,448,100)	(6,747,881)	(20,594,951)	(21,043,529)
From net realized gains	—	(1,094,269)	(5,339,102)	(10,157,147)
Class R2
From net investment income	(2,304,074)	(1,952,108)	(7,197,681)	(6,562,901)
From net realized gains	—	(351,655)	(2,228,276)	(3,396,781)
Class R3 (a)
From net investment income	(12,024)	—	(25,003)	—
From net realized gains	—	—	(112)	—
Class R4 (a)
From net investment income	(450)	—	(478)	—
From net realized gains	—	—	(112)	—
Class R5 (formerly Institutional Class)
From net investment income	(23,981,995)	(20,056,417)	(83,424,308)	(77,803,679)
From net realized gains	—	(2,897,606)	(19,923,931)	(34,601,481)
Class R6
From net investment income	(4,203,894)	(5,030,412)	(11,697,354)	(5,686,540)
From net realized gains	—	(846,383)	(2,483,837)	(2,158,596)

Total distributions to shareholders	(53,221,278)	(54,485,643)	(198,434,374)	(210,710,036)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,210,567,680	119,775,200	(158,817,902)	876,994,016

NET ASSETS:
Change in net assets	2,303,420,566	89,928,655	295,077,426	709,360,811
Beginning of period	2,161,062,937	2,071,134,282	6,780,519,237	6,071,158,426

End of period	$4,464,483,503	$2,161,062,937	$7,075,596,663	$6,780,519,237

Accumulated undistributed (distributions in excess of) net investment income	$(573,390)	$946,571	$(1,799,591)	$2,612,473

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$139,767,944	$100,888,806	$144,257,565	$105,264,000
Net realized gain (loss)	(7,332,511)	(84,051,504)	(5,141,027)	(137,844,959)
Distributions of capital gains received from investment company affiliates	48,852,256	106,456,780	58,043,582	138,976,834
Change in net unrealized appreciation/depreciation	580,158,543	(117,048,355)	756,955,899	(174,441,281)

Change in net assets resulting from operations	761,446,232	6,245,727	954,116,019	(68,045,406)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(33,998,763)	(29,279,925)	(35,531,158)	(30,772,385)
From net realized gains	(14,156,624)	(15,800,574)	(14,001,692)	(18,655,549)
Class C
From net investment income	(680,537)	(735,509)	(609,085)	(691,371)
From net realized gains	(442,232)	(599,998)	(378,277)	(622,886)
Class I (formerly Select Class)
From net investment income	(18,174,079)	(16,935,634)	(20,256,899)	(19,146,584)
From net realized gains	(7,270,080)	(8,730,971)	(7,872,354)	(11,144,240)
Class R2
From net investment income	(6,244,234)	(5,391,595)	(7,718,537)	(6,860,798)
From net realized gains	(3,163,624)	(3,236,669)	(3,697,268)	(4,416,798)
Class R3 (a)
From net investment income	(12,779)	—	(14,501)	—
From net realized gains	(171)	—	(158)	—
Class R4 (a)
From net investment income	(1,020)	—	(456)	—
From net realized gains	(171)	—	(158)	—
Class R5 (formerly Institutional Class)
From net investment income	(74,056,194)	(66,075,972)	(79,535,442)	(69,949,732)
From net realized gains	(28,252,682)	(31,639,512)	(28,553,251)	(37,779,480)
Class R6
From net investment income	(12,837,586)	(4,893,020)	(10,983,287)	(4,877,990)
From net realized gains	(4,323,652)	(1,973,056)	(3,614,787)	(2,210,782)

Total distributions to shareholders	(203,614,428)	(185,292,435)	(212,767,310)	(207,128,595)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	417,805,610	1,315,661,392	275,808,427	1,280,330,626

NET ASSETS:
Change in net assets	975,637,414	1,136,614,684	1,017,157,136	1,005,156,625
Beginning of period	6,374,912,792	5,238,298,108	7,026,140,628	6,020,984,003

End of period	$7,350,550,206	$6,374,912,792	$8,043,297,764	$7,026,140,628

Accumulated undistributed (distributions in excess of) net investment income	$(1,841,821)	$2,257,212	$1,278,734	$4,715,951

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,058,536	$67,407,030	$94,329,148	$65,913,714
Net realized gain (loss)	(12,946,971)	(76,501,211)	(9,620,182)	(85,896,516)
Distributions of capital gains received from investment company affiliates	44,783,507	102,675,059	49,864,949	114,880,080
Change in net unrealized appreciation/depreciation	621,861,745	(163,466,064)	696,658,750	(197,949,977)

Change in net assets resulting from operations	751,756,817	(69,885,186)	831,232,665	(103,052,699)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(24,452,640)	(20,672,576)	(22,878,350)	(19,940,101)
From net realized gains	(11,410,479)	(13,178,431)	(12,543,836)	(14,459,956)
Class C
From net investment income	(356,346)	(423,778)	(338,072)	(426,494)
From net realized gains	(263,315)	(403,242)	(301,175)	(444,222)
Class I (formerly Select Class)
From net investment income	(13,020,745)	(11,910,423)	(13,188,623)	(12,462,617)
From net realized gains	(5,790,616)	(7,242,330)	(7,034,688)	(8,679,387)
Class R2
From net investment income	(5,024,461)	(4,189,426)	(4,848,908)	(4,248,046)
From net realized gains	(2,850,162)	(3,009,463)	(3,264,243)	(3,212,576)
Class R3 (a)
From net investment income	(13,654)	—	(15,517)	—
From net realized gains	(176)	—	(199)	—
Class R4 (a)
From net investment income	(450)	—	(426)	—
From net realized gains	(175)	—	(198)	—
Class R5 (formerly Institutional Class)
From net investment income	(53,573,056)	(46,859,438)	(53,730,437)	(48,080,930)
From net realized gains	(22,427,875)	(26,541,562)	(26,425,284)	(31,065,229)
Class R6
From net investment income	(9,248,736)	(3,782,491)	(7,489,760)	(3,484,182)
From net realized gains	(3,477,528)	(1,861,685)	(3,359,440)	(1,937,126)

Total distributions to shareholders	(151,910,414)	(140,074,845)	(155,419,156)	(148,440,866)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	412,485,817	1,097,414,563	291,976,823	978,561,839

NET ASSETS:
Change in net assets	1,012,332,220	887,454,532	967,790,332	727,068,274
Beginning of period	4,921,245,108	4,033,790,576	5,055,901,140	4,328,832,866

End of period	$5,933,577,328	$4,921,245,108	$6,023,691,472	$5,055,901,140

Accumulated undistributed (distributions in excess of) net investment income	$919,061	$3,269,882	$842,453	$3,330,346

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,640,414	$38,368,222	$48,132,885	$31,309,021
Net realized gain (loss)	(4,907,935)	(40,664,929)	(4,037,795)	(37,967,586)
Distributions of capital gains received from investment company affiliates	30,958,208	65,395,403	25,493,791	53,817,418
Change in net unrealized appreciation/depreciation	440,469,123	(112,671,913)	360,439,295	(84,485,021)

Change in net assets resulting from operations	525,159,810	(49,573,217)	430,028,176	(37,326,168)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13,937,861)	(11,459,590)	(11,174,392)	(9,109,448)
From net realized gains	(8,212,289)	(7,851,760)	(6,713,560)	(5,855,458)
Class C
From net investment income	(190,421)	(241,502)	(178,362)	(225,835)
From net realized gains	(180,039)	(237,331)	(178,324)	(209,820)
Class I (formerly Select Class)
From net investment income	(7,834,554)	(6,771,672)	(7,577,266)	(6,416,658)
From net realized gains	(4,354,017)	(4,386,792)	(4,481,899)	(3,922,949)
Class R2
From net investment income	(2,982,214)	(2,424,487)	(2,550,187)	(2,066,248)
From net realized gains	(2,153,074)	(1,847,386)	(1,890,870)	(1,480,365)
Class R3 (a)
From net investment income	(5,279)	—	(8,762)	—
From net realized gains	(210)	—	(217)	—
Class R4 (a)
From net investment income	(398)	—	(425)	—
From net realized gains	(209)	—	(216)	—
Class R5 (formerly Institutional Class)
From net investment income	(32,658,808)	(28,255,420)	(27,061,979)	(22,543,224)
From net realized gains	(17,181,080)	(17,141,051)	(14,692,542)	(12,893,437)
Class R6
From net investment income	(5,912,453)	(2,409,540)	(3,571,486)	(1,933,590)
From net realized gains	(2,850,488)	(1,288,652)	(1,768,491)	(982,261)

Total distributions to shareholders	(98,453,394)	(84,315,183)	(81,848,978)	(67,639,293)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	392,716,443	828,622,198	361,251,472	752,257,384

NET ASSETS:
Change in net assets	819,422,859	694,733,798	709,430,670	647,291,923
Beginning of period	3,084,990,598	2,390,256,800	2,528,770,494	1,881,478,571

End of period	$3,904,413,457	$3,084,990,598	$3,238,201,164	$2,528,770,494

Accumulated undistributed (distributions in excess of) net investment income	$464,828	$1,923,239	$473,476	$1,539,566

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund (a)
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,801,805	$6,826,619	$39,284
Net realized gain (loss)	(1,435,577)	(5,235,649)	(4,264)
Distributions of capital gains received from investment company affiliates	7,287,521	11,061,502	13,554
Change in net unrealized appreciation/depreciation	105,038,863	(14,324,115)	421,514

Change in net assets resulting from operations	124,692,612	(1,671,643)	470,088

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,175,487)	(2,046,335)	(4,278)
From net realized gains	(1,598,633)	(803,961)	—
Class C
From net investment income	(33,175)	(35,855)	(196)
From net realized gains	(28,817)	(21,916)	—
Class I (formerly Select Class)
From net investment income	(1,928,454)	(1,187,667)	(20,787)
From net realized gains	(904,716)	(440,356)	—
Class R2
From net investment income	(903,534)	(579,927)	(393)
From net realized gains	(563,099)	(261,418)	—
Class R3 (b)
From net investment income	(2,354)	—	(378)
From net realized gains	(182)	—	—
Class R4 (b)
From net investment income	(364)	—	(289)
From net realized gains	(182)	—	—
Class R5 (formerly Institutional Class)
From net investment income	(7,427,784)	(5,147,384)	(10,077)
From net realized gains	(3,414,341)	(1,820,383)	—
Class R6
From net investment income	(1,386,220)	(356,959)	(3,603)
From net realized gains	(563,689)	(98,810)	—

Total distributions to shareholders	(21,931,031)	(12,800,971)	(40,001)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	299,677,421	324,926,848	10,768,388

NET ASSETS:
Change in net assets	402,439,002	310,454,234	11,198,475
Beginning of period	646,831,371	336,377,137	—

End of period	$1,049,270,373	$646,831,371	$11,198,475

Accumulated undistributed (distributions in excess of) net investment income	$169,474	$366,028	$407

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$229,179,617	$205,164,062	$510,530,715	$582,176,729
Net assets acquired in Fund reorganization (See Note 8)	598,586,398	—	—	—
Distributions reinvested	14,187,875	14,323,476	41,833,363	45,190,949
Cost of shares redeemed	(217,168,121)	(190,614,016)	(536,501,243)	(426,287,239)

Change in net assets resulting from Class A capital transactions	$624,785,769	$28,873,522	$15,862,835	$201,080,439

Class C
Proceeds from shares issued	$2,362,032	$7,011,530	$8,208,604	$20,852,480
Net assets acquired in Fund reorganization (See Note 8)	23,397,107	—	—	—
Distributions reinvested	301,705	372,933	861,834	1,129,111
Cost of shares redeemed	(8,274,676)	(6,185,806)	(19,872,039)	(20,996,361)

Change in net assets resulting from Class C capital transactions	$17,786,168	$1,198,657	$(10,801,601)	$985,230

Class I (formerly Select Class)
Proceeds from shares issued	$146,204,287	$85,674,740	$207,854,080	$246,227,112
Net assets acquired in Fund reorganization (See Note 8)	238,699,040	—	—	—
Distributions reinvested	7,199,431	7,563,185	25,725,979	30,878,000
Cost of shares redeemed	(147,427,720)	(94,722,742)	(343,164,288)	(269,984,598)

Change in net assets resulting from Class I capital transactions	$244,675,038	$(1,484,817)	$(109,584,229)	$7,120,514

Class R2
Proceeds from shares issued	$37,527,857	$46,696,649	$98,132,802	$158,944,255
Net assets acquired in Fund reorganization (See Note 8)	116,244,140	—	—	—
Distributions reinvested	2,104,411	2,125,404	8,499,232	9,132,652
Cost of shares redeemed	(41,952,761)	(36,325,516)	(135,834,119)	(80,448,992)

Change in net assets resulting from Class R2 capital transactions	$113,923,647	$12,496,537	$(29,202,085)	$87,627,915

Class R3 (a)
Proceeds from shares issued	$3,067,732	$—	$5,352,977	$—
Distributions reinvested	8,131	—	23,538	—
Cost of shares redeemed	(575,883)	—	(622,171)	—

Change in net assets resulting from Class R3 capital transactions	$2,499,980	$—	$4,754,344	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$25,113	$—
Distributions reinvested	450	—	590	—

Change in net assets resulting from Class R4 capital transactions	$20,450	$—	$25,703	$—

Class R5 (formerly Institutional Class)
Proceeds from shares issued	$210,129,036	$432,967,660	$675,355,339	$888,449,907
Net assets acquired in Fund reorganization (See Note 8)	962,616,760	—	—	—
Distributions reinvested	23,655,180	22,529,954	102,481,980	110,458,781
Cost of shares redeemed	(359,333,999)	(273,071,199)	(1,113,566,125)	(631,647,276)

Change in net assets resulting from Class R5 capital transactions	$837,066,977	$182,426,415	$(335,728,806)	$367,261,412

Class R6
Proceeds from shares issued	$263,510,901	$71,032,473	$472,485,833	$246,808,620
Net assets acquired in Fund reorganization (See Note 8)	197,448,962	—	—	—
Distributions reinvested	4,017,556	5,784,713	13,408,473	7,461,781
Cost of shares redeemed	(95,167,768)	(180,552,300)	(180,038,369)	(41,351,895)

Change in net assets resulting from Class R6 capital transactions	$369,809,651	$(103,735,114)	$305,855,937	$212,918,506

Total change in net assets resulting from capital transactions	$2,210,567,680	$119,775,200	$(158,817,902)	$876,994,016

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	12,896,445	12,028,096	27,622,572	32,822,783
Shares issued in connection with Fund reorganization (See Note 8)	32,863,361	—	—	—
Reinvested	798,265	842,286	2,275,415	2,561,660
Redeemed	(12,245,464)	(11,155,043)	(28,878,979)	(24,052,933)

Change in Class A Shares	34,312,607	1,715,339	1,019,008	11,331,510

Class C
Issued	134,052	409,658	447,113	1,174,432
Shares issued in connection with Fund reorganization (See Note 8)	1,289,559	—	—	—
Reinvested	16,942	22,048	47,290	64,377
Redeemed	(469,035)	(365,652)	(1,077,020)	(1,193,166)

Change in Class C Shares	971,518	66,054	(582,617)	45,643

Class I (formerly Select Class)
Issued	8,221,510	5,001,309	11,200,793	13,790,880
Shares issued in connection with Fund reorganization (See Note 8)	13,082,267	—	—	—
Reinvested	404,716	444,106	1,394,726	1,745,183
Redeemed	(8,314,884)	(5,522,693)	(18,457,378)	(15,083,166)

Change in Class I Shares	13,393,609	(77,278)	(5,861,859)	452,897

Class R2
Issued	2,124,065	2,755,261	5,322,627	8,981,208
Shares issued in connection with Fund reorganization (See Note 8)	6,395,615	—	—	—
Reinvested	119,465	125,278	464,712	519,286
Redeemed	(2,366,475)	(2,135,750)	(7,332,179)	(4,517,930)

Change in Class R2 Shares	6,272,670	744,789	(1,544,840)	4,982,564

Class R3 (a)
Issued	170,119	—	283,957	—
Reinvested	452	—	1,241	—
Redeemed	(32,000)	—	(33,015)	—

Change in Class R3 Shares	138,571	—	252,183	—

Class R4 (a)
Issued	1,138	—	1,354	—
Reinvested	25	—	32	—

Change in Class R4 Shares	1,163	—	1,386	—

Class R5 (formerly Institutional Class)
Issued	11,757,547	25,326,501	36,412,856	49,863,403
Shares issued in connection with Fund reorganization (See Note 8)	52,669,068	—	—	—
Reinvested	1,331,873	1,319,365	5,550,076	6,233,495
Redeemed	(20,199,831)	(15,913,974)	(59,773,839)	(35,465,914)

Change in Class R5 Shares	45,558,657	10,731,892	(17,810,907)	20,630,984

Class R6
Issued	14,661,004	4,158,300	25,300,486	13,895,182
Shares issued in connection with Fund reorganization (See Note 8)	10,804,143	—	—	—
Reinvested	224,547	339,747	723,304	420,538
Redeemed	(5,360,509)	(10,450,972)	(9,682,768)	(2,323,202)

Change in Class R6 Shares	20,329,185	(5,952,925)	16,341,022	11,992,518

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$516,789,679	$595,938,668	$577,505,863	$644,845,143
Distributions reinvested	45,081,438	42,529,194	46,615,616	46,580,421
Cost of shares redeemed	(444,036,041)	(333,870,387)	(536,658,632)	(383,319,146)

Change in net assets resulting from Class A capital transactions	$117,835,076	$304,597,475	$87,462,847	$308,106,418

Class C
Proceeds from shares issued	$10,234,229	$17,217,007	$8,427,890	$17,572,166
Distributions reinvested	915,124	1,030,727	708,408	861,393
Cost of shares redeemed	(17,643,723)	(16,253,802)	(15,435,102)	(20,864,051)

Change in net assets resulting from Class C capital transactions	$(6,494,370)	$1,993,932	$(6,298,804)	$(2,430,492)

Class I (formerly Select Class)
Proceeds from shares issued	$199,020,014	$244,207,822	$228,056,110	$278,605,512
Distributions reinvested	24,821,656	25,172,319	27,700,016	29,797,390
Cost of shares redeemed	(222,456,956)	(149,706,812)	(351,858,774)	(218,282,563)

Change in net assets resulting from Class I capital transactions	$1,384,714	$119,673,329	$(96,102,648)	$90,120,339

Class R2
Proceeds from shares issued	$119,070,488	$147,462,172	$128,429,068	$185,258,952
Distributions reinvested	8,404,984	7,875,988	10,352,720	10,290,425
Cost of shares redeemed	(118,426,756)	(66,157,369)	(137,307,628)	(85,762,715)

Change in net assets resulting from Class R2 capital transactions	$9,048,716	$89,180,791	$1,474,160	$109,786,662

Class R3 (a)
Proceeds from shares issued	$3,978,826	$—	$5,041,826	$—
Distributions reinvested	10,409	—	13,064	—
Cost of shares redeemed	(372,797)	—	(94,238)	—

Change in net assets resulting from Class R3 capital transactions	$3,616,438	$—	$4,960,652	$—

Class R4 (a)
Proceeds from shares issued	$182,040	$—	$32,615	$—
Distributions reinvested	1,191	—	614	—
Cost of shares redeemed	—	—	(13)	—

Change in net assets resulting from Class R4 capital transactions	$183,231	$—	$33,216	$—

Class R5 (formerly Institutional Class)
Proceeds from shares issued	$715,906,306	$901,015,823	$757,827,903	$979,085,887
Distributions reinvested	100,881,583	95,877,440	106,594,756	104,751,422
Cost of shares redeemed	(987,329,187)	(407,367,017)	(934,142,178)	(519,033,130)

Change in net assets resulting from Class R5 capital transactions	$(170,541,298)	$589,526,246	$(69,719,519)	$564,804,179

Class R6
Proceeds from shares issued	$590,949,855	$236,003,873	$526,544,666	$232,272,044
Distributions reinvested	16,285,331	6,582,474	13,564,352	6,717,263
Cost of shares redeemed	(144,462,083)	(31,896,728)	(186,110,495)	(29,045,787)

Change in net assets resulting from Class R6 capital transactions	$462,773,103	$210,689,619	$353,998,523	$209,943,520

Total change in net assets resulting from capital transactions	$417,805,610	$1,315,661,392	$275,808,427	$1,280,330,626

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	28,709,307	34,867,616	29,854,391	35,216,163
Reinvested	2,530,344	2,495,620	2,439,921	2,555,535
Redeemed	(24,578,896)	(19,540,441)	(27,628,425)	(20,937,184)

Change in Class A Shares	6,660,755	17,822,795	4,665,887	16,834,514

Class C
Issued	569,899	1,002,575	441,429	959,755
Reinvested	51,853	60,766	37,668	47,716
Redeemed	(983,833)	(950,979)	(804,108)	(1,153,212)

Change in Class C Shares	(362,081)	112,362	(325,011)	(145,741)

Class I (formerly Select Class)
Issued	11,023,866	14,214,800	11,748,686	15,166,574
Reinvested	1,389,650	1,473,751	1,446,171	1,630,994
Redeemed	(12,337,861)	(8,683,913)	(18,085,869)	(11,778,886)

Change in Class I Shares	75,655	7,004,638	(4,891,012)	5,018,682

Class R2
Issued	6,652,280	8,638,765	6,674,987	10,136,080
Reinvested	474,801	463,682	545,570	566,385
Redeemed	(6,587,874)	(3,877,366)	(7,105,943)	(4,678,642)

Change in Class R2 Shares	539,207	5,225,081	114,614	6,023,823

Class R3 (a)
Issued	214,607	—	252,700	—
Reinvested	561	—	647	—
Redeemed	(20,425)	—	(4,629)	—

Change in Class R3 Shares	194,743	—	248,718	—

Class R4 (a)
Issued	9,789	—	1,673	—
Reinvested	65	—	32	—
Redeemed	—	—	(1)	—

Change in Class R4 Shares	9,854	—	1,704	—

Class R5 (formerly Institutional Class)
Issued	39,746,538	52,361,092	39,037,155	53,091,875
Reinvested	5,643,267	5,607,200	5,547,947	5,720,661
Redeemed	(54,471,832)	(23,662,513)	(47,897,336)	(28,203,030)

Change in Class R5 Shares	(9,082,027)	34,305,779	(3,312,234)	30,609,506

Class R6
Issued	32,580,247	13,784,101	27,040,296	12,689,633
Reinvested	906,905	384,636	702,877	366,669
Redeemed	(8,036,194)	(1,856,698)	(9,584,131)	(1,583,370)

Change in Class R6 Shares	25,450,958	12,312,039	18,159,042	11,472,932

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$406,784,060	$484,791,685	$412,611,664	$479,657,272
Distributions reinvested	33,692,198	31,942,055	33,358,008	32,491,259
Cost of shares redeemed	(369,012,334)	(256,350,537)	(420,788,386)	(266,522,959)

Change in net assets resulting from Class A capital transactions	$71,463,924	$260,383,203	$25,181,286	$245,625,572

Class C
Proceeds from shares issued	$7,216,604	$12,657,824	$6,353,733	$11,777,210
Distributions reinvested	449,059	559,351	431,354	503,213
Cost of shares redeemed	(11,753,863)	(16,163,993)	(10,756,590)	(15,530,922)

Change in net assets resulting from Class C capital transactions	$(4,088,200)	$(2,946,818)	$(3,971,503)	$(3,250,499)

Class I (formerly Select Class)
Proceeds from shares issued	$156,339,136	$200,166,569	$185,479,672	$202,013,256
Distributions reinvested	18,482,697	18,835,075	19,939,190	20,797,401
Cost of shares redeemed	(163,294,654)	(114,708,017)	(253,529,382)	(172,022,558)

Change in net assets resulting from Class I capital transactions	$11,527,179	$104,293,627	$(48,110,520)	$50,788,099

Class R2
Proceeds from shares issued	$114,578,244	$130,175,266	$110,477,142	$139,242,967
Distributions reinvested	7,065,308	6,613,313	7,287,196	6,861,487
Cost of shares redeemed	(99,412,089)	(58,196,407)	(103,126,122)	(62,577,026)

Change in net assets resulting from Class R2 capital transactions	$22,231,463	$78,592,172	$14,638,216	$83,527,428

Class R3 (a)
Proceeds from shares issued	$5,374,268	$—	$9,793,197	$—
Distributions reinvested	11,828	—	15,066	—
Cost of shares redeemed	(463,323)	—	(739,971)	—

Change in net assets resulting from Class R3 capital transactions	$4,922,773	$—	$9,068,292	$—

Class R4 (a)
Proceeds from shares issued	$40,755	$—	$42,361	$—
Distributions reinvested	625	—	624	—
Cost of shares redeemed	—	—	—	—

Change in net assets resulting from Class R4 capital transactions	$41,380	$—	$42,985	$—

Class R5 (formerly Institutional Class)
Proceeds from shares issued	$572,129,384	$721,158,885	$590,882,454	$790,603,662
Distributions reinvested	74,582,569	71,658,984	78,866,567	76,066,568
Cost of shares redeemed	(698,396,349)	(296,251,028)	(645,055,325)	(426,365,516)

Change in net assets resulting from Class R5 capital transactions	$(51,684,396)	$496,566,841	$24,693,696	$440,304,714

Class R6
Proceeds from shares issued	$464,997,512	$180,655,273	$401,602,885	$181,548,408
Distributions reinvested	11,889,696	5,394,161	10,057,985	5,077,126
Cost of shares redeemed	(118,815,514)	(25,523,896)	(141,226,499)	(25,059,009)

Change in net assets resulting from Class R6 capital transactions	$358,071,694	$160,525,538	$270,434,371	$161,566,525

Total change in net assets resulting from capital transactions	$412,485,817	$1,097,414,563	$291,976,823	$978,561,839

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	21,926,803	27,832,983	20,710,844	25,735,975
Reinvested	1,842,386	1,834,215	1,703,588	1,746,102
Redeemed	(19,785,343)	(14,724,276)	(20,977,953)	(14,263,197)

Change in Class A Shares	3,983,846	14,942,922	1,436,479	13,218,880

Class C
Issued	391,851	722,692	324,008	634,917
Reinvested	24,946	32,404	22,501	27,394
Redeemed	(636,632)	(927,342)	(542,813)	(848,265)

Change in Class C Shares	(219,835)	(172,246)	(196,304)	(185,954)

Class I (formerly Select Class)
Issued	8,375,671	11,405,154	9,276,847	10,787,996
Reinvested	1,004,661	1,076,967	1,014,782	1,114,804
Redeemed	(8,745,938)	(6,501,207)	(12,621,629)	(9,025,808)

Change in Class I Shares	634,394	5,980,914	(2,330,000)	2,876,992

Class R2
Issued	6,200,908	7,452,829	5,576,695	7,486,272
Reinvested	389,006	380,881	375,513	370,407
Redeemed	(5,324,574)	(3,333,212)	(5,164,833)	(3,340,621)

Change in Class R2 Shares	1,265,340	4,500,498	787,375	4,516,058

Class R3 (a)
Issued	279,367	—	474,551	—
Reinvested	611	—	717	—
Redeemed	(24,167)	—	(35,682)	—

Change in Class R3 Shares	255,811	—	439,586	—

Class R4 (a)
Issued	2,150	—	2,081	—
Reinvested	34	—	32	—
Redeemed	—	—	—	—

Change in Class R4 Shares	2,184	—	2,113	—

Class R5 (formerly Institutional Class)
Issued	30,679,595	40,912,649	29,408,459	41,951,982
Reinvested	4,050,186	4,095,102	3,999,281	4,067,984
Redeemed	(37,240,871)	(16,835,620)	(32,070,024)	(22,683,739)

Change in Class R5 Shares	(2,511,090)	28,172,131	1,337,716	23,336,227

Class R6
Issued	24,828,333	10,319,031	19,992,022	9,723,629
Reinvested	642,664	308,090	507,856	271,445
Redeemed	(6,426,972)	(1,460,679)	(7,070,065)	(1,343,580)

Change in Class R6 Shares	19,044,025	9,166,442	13,429,813	8,651,494

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$288,291,287	$322,560,048	$284,976,672	$274,670,290
Distributions reinvested	20,842,316	18,260,979	16,740,589	14,061,157
Cost of shares redeemed	(250,701,090)	(148,161,491)	(240,981,768)	(127,014,863)

Change in net assets resulting from Class A capital transactions	$58,432,513	$192,659,536	$60,735,493	$161,716,584

Class C
Proceeds from shares issued	$3,961,676	$8,075,724	$4,473,339	$7,116,639
Distributions reinvested	263,905	274,185	249,101	256,144
Cost of shares redeemed	(6,601,324)	(8,186,132)	(5,735,040)	(7,912,960)

Change in net assets resulting from Class C capital transactions	$(2,375,743)	$163,777	$(1,012,600)	$(540,177)

Class I (formerly Select Class)
Proceeds from shares issued	$128,077,925	$147,961,230	$165,178,125	$164,059,246
Distributions reinvested	11,989,835	10,973,042	11,919,602	10,153,373
Cost of shares redeemed	(105,855,081)	(68,540,759)	(175,933,995)	(94,448,272)

Change in net assets resulting from Class I capital transactions	$34,212,679	$90,393,513	$1,163,732	$79,764,347

Class R2
Proceeds from shares issued	$85,607,346	$85,294,409	$78,158,676	$76,122,674
Distributions reinvested	4,612,562	3,963,382	4,003,262	3,249,858
Cost of shares redeemed	(64,341,014)	(34,986,604)	(52,248,179)	(34,706,929)

Change in net assets resulting from Class R2 capital transactions	$25,878,894	$54,271,187	$29,913,759	$44,665,603

Class R3 (a)
Proceeds from shares issued	$3,247,069	$—	$5,982,980	$—
Distributions reinvested	4,696	—	8,493	—
Cost of shares redeemed	(262,156)	—	(129,969)	—

Change in net assets resulting from Class R3 capital transactions	$2,989,609	$—	$5,861,504	$—

Class R4 (a)
Proceeds from shares issued	$32,970	$—	$45,735	$—
Distributions reinvested	607	—	641	—

Change in net assets resulting from Class R4 capital transactions	$33,577	$—	$46,376	$—

Class R5 (formerly Institutional Class)
Proceeds from shares issued	$429,423,797	$534,532,166	$438,115,930	$552,931,944
Distributions reinvested	48,790,680	44,052,156	40,428,255	33,725,188
Cost of shares redeemed	(447,160,910)	(191,405,056)	(343,629,945)	(199,536,730)

Change in net assets resulting from Class R5 capital transactions	$31,053,567	$387,179,266	$134,914,240	$387,120,402

Class R6
Proceeds from shares issued	$322,907,191	$117,213,027	$222,658,789	$90,795,651
Distributions reinvested	8,205,546	3,538,458	4,938,273	2,757,691
Cost of shares redeemed	(88,621,390)	(16,796,566)	(97,968,094)	(14,022,717)

Change in net assets resulting from Class R6 capital transactions	$242,491,347	$103,954,919	$129,628,968	$79,530,625

Total change in net assets resulting from capital transactions	$392,716,443	$828,622,198	$361,251,472	$752,257,384

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	15,252,580	18,278,930	15,108,922	15,565,213
Reinvested	1,123,708	1,035,654	904,038	798,171
Redeemed	(13,145,070)	(8,369,246)	(12,700,799)	(7,202,620)

Change in Class A Shares	3,231,218	10,945,338	3,312,161	9,160,764

Class C
Issued	212,426	457,718	240,483	404,236
Reinvested	14,446	15,668	13,677	14,666
Redeemed	(351,293)	(470,198)	(305,770)	(454,273)

Change in Class C Shares	(124,421)	3,188	(51,610)	(35,371)

Class I (formerly Select Class)
Issued	6,754,362	8,379,479	8,735,889	9,287,569
Reinvested	643,250	620,420	641,231	574,466
Redeemed	(5,586,872)	(3,832,271)	(9,222,564)	(5,251,801)

Change in Class I Shares	1,810,740	5,167,628	154,556	4,610,234

Class R2
Issued	4,556,765	4,847,875	4,162,550	4,330,266
Reinvested	250,692	225,530	217,894	185,133
Redeemed	(3,397,672)	(1,971,471)	(2,762,844)	(1,949,269)

Change in Class R2 Shares	1,409,785	3,101,934	1,617,600	2,566,130

Class R3 (a)
Issued	164,727	—	307,342	—
Reinvested	238	—	428	—
Redeemed	(13,286)	—	(6,570)	—

Change in Class R3 Shares	151,679	—	301,200	—

Class R4 (a)
Issued	1,732	—	2,365	—
Reinvested	32	—	34	—

Change in Class R4 Shares	1,764	—	2,399	—

Class R5 (formerly Institutional Class)
Issued	22,587,928	30,098,129	23,022,711	30,986,376
Reinvested	2,614,724	2,488,351	2,168,324	1,905,570
Redeemed	(23,529,943)	(10,761,861)	(18,123,443)	(11,212,164)

Change in Class R5 Shares	1,672,709	21,824,619	7,067,592	21,679,782

Class R6
Issued	16,978,137	6,623,170	11,704,389	5,138,267
Reinvested	438,074	199,876	263,624	155,707
Redeemed	(4,728,090)	(946,630)	(5,202,804)	(792,208)

Change in Class R6 Shares	12,688,121	5,876,416	6,765,209	4,501,766

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$137,429,106	$108,494,764	$2,112,981
Distributions reinvested	4,410,591	2,655,511	4,278
Cost of shares redeemed	(83,771,387)	(32,082,062)	(85,379)

Change in net assets resulting from Class A capital transactions	$58,068,310	$79,068,213	$2,031,880

Class C
Proceeds from shares issued	$1,512,735	$2,440,012	$29,658
Distributions reinvested	48,981	35,812	196
Cost of shares redeemed	(1,457,482)	(1,815,964)	—

Change in net assets resulting from Class C capital transactions	$104,234	$659,860	$29,854

Class I (formerly Select Class)
Proceeds from shares issued	$68,456,123	$55,296,801	$2,790,729
Distributions reinvested	2,783,351	1,586,742	20,787
Cost of shares redeemed	(30,403,859)	(15,772,833)	(54,783)

Change in net assets resulting from Class I capital transactions	$40,835,615	$41,110,710	$2,756,733

Class R2
Proceeds from shares issued	$45,667,136	$32,909,799	$258,175
Distributions reinvested	1,312,688	774,066	393
Cost of shares redeemed	(20,219,006)	(9,652,390)	(10,388)

Change in net assets resulting from Class R2 capital transactions	$26,760,818	$24,031,475	$248,180

Class R3 (b)
Proceeds from shares issued	$1,320,177	$—	$169,890
Distributions reinvested	2,348	—	378
Cost of shares redeemed	(49,369)	—	(181)

Change in net assets resulting from Class R3 capital transactions	$1,273,156	$—	$170,087

Class R4 (b)
Proceeds from shares issued	$20,000	$—	$20,000
Distributions reinvested	546	—	289

Change in net assets resulting from Class R4 capital transactions	$20,546	$—	$20,289

Class R5 (formerly Institutional Class)
Proceeds from shares issued	$208,989,276	$183,321,964	$4,401,949
Distributions reinvested	10,769,454	6,933,353	10,077
Cost of shares redeemed	(130,282,591)	(39,667,289)	(459,581)

Change in net assets resulting from Class R5 capital transactions	$89,476,139	$150,588,028	$3,952,445

Class R6
Proceeds from shares issued	$104,046,410	$32,323,518	$1,912,761
Distributions reinvested	1,781,860	399,307	3,539
Cost of shares redeemed	(22,689,667)	(3,254,263)	(357,380)

Change in net assets resulting from Class R6 capital transactions	$83,138,603	$29,468,562	$1,558,920

Total change in net assets resulting from capital transactions	$299,677,421	$324,926,848	$10,768,388

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	6,534,974	5,538,757	132,156
Reinvested	213,935	135,787	267
Redeemed	(3,956,632)	(1,642,468)	(5,348)

Change in Class A Shares	2,792,277	4,032,076	127,075

Class C
Issued	72,229	124,790	1,933
Reinvested	2,407	1,839	13
Redeemed	(70,577)	(93,160)	—

Change in Class C Shares	4,059	33,469	1,946

Class I (formerly Select Class)
Issued	3,252,941	2,845,960	178,865
Reinvested	134,540	81,019	1,349
Redeemed	(1,440,788)	(800,732)	(3,450)

Change in Class I Shares	1,946,693	2,126,247	176,764

Class R2
Issued	2,179,299	1,689,492	16,056
Reinvested	64,099	39,640	25
Redeemed	(957,804)	(495,013)	(652)

Change in Class R2 Shares	1,285,594	1,234,119	15,429

Class R3 (b)
Issued	60,687	—	10,629
Reinvested	108	—	24
Redeemed	(2,231)	—	(11)

Change in Class R3 Shares	58,564	—	10,642

Class R4 (b)
Issued	984	—	1,350
Reinvested	27	—	19

Change in Class R4 Shares	1,011	—	1,369

Class R5 (formerly Institutional Class)
Issued	9,915,372	9,346,821	273,066
Reinvested	520,235	353,984	623
Redeemed	(6,171,870)	(2,015,368)	(28,103)

Change in Class R5 Shares	4,263,737	7,685,437	245,586

Class R6
Issued	4,899,231	1,660,873	118,446
Reinvested	85,582	20,355	217
Redeemed	(1,085,594)	(166,871)	(22,318)

Change in Class R6 Shares	3,899,219	1,514,357	96,345

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2017	$17.30	$0.39	(h)	$0.83	$1.22	$(0.38)	$—	$(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(h)	0.00 (i)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38	1.74	(0.43)	—	(0.43)
Year Ended June 30, 2013	15.79	0.36		0.66	1.02	(0.40)	—	(0.40)

Class C
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(h)	0.00 (i)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36	1.62	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.75	0.25		0.66	0.91	(0.30)	—	(0.30)

Class I (formerly Select Class)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(h)	0.00 (i)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39	1.76	(0.44)	—	(0.44)
Year Ended June 30, 2013	15.81	0.38		0.66	1.04	(0.42)	—	(0.42)

Class R2
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(h)	0.00 (i)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38	1.69	(0.39)	—	(0.39)
Year Ended June 30, 2013	15.77	0.32		0.67	0.99	(0.37)	—	(0.37)

Class R3
September 9, 2016 (j) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
September 9, 2016 (j) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(h)	0.00 (i)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40	1.79	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.83	0.40		0.67	1.07	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (j) through June 30, 2015	17.75	0.49	(h)	(0.18)	0.31	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$18.14	7.14%	$1,272,206,671	0.29%	2.20	%(h)	0.56%		21%
17.30	0.81	619,792,804	0.28	1.86		0.58		29
17.60	1.81	600,404,300	0.27	1.80	(h)	0.58		10
17.72	10.68	535,792,964	0.27	2.09		0.57		11
16.41	6.48	207,251,354	0.27	2.16		0.57		20

18.07	6.44	43,741,512	0.94	1.54	(h)	1.05		21
17.23	0.16	24,969,601	0.94	1.22		1.08		29
17.53	1.12	24,249,797	0.92	1.15	(h)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11
16.36	5.80	6,649,282	0.92	1.53		1.07		20

18.17	7.22	556,179,393	0.19	2.28	(h)	0.30		21
17.33	0.90	298,322,644	0.18	1.97		0.32		29
17.63	1.91	304,856,274	0.17	1.91	(h)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11
16.43	6.57	115,267,735	0.17	2.27		0.32		20

18.10	6.82	229,706,224	0.59	1.90	(h)	0.84		21
17.26	0.50	110,807,390	0.53	1.61		0.87		29
17.57	1.58	99,663,111	0.52	1.56	(h)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20

18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(h)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20

18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(k)	29
17.66	1.76	208,521,972	0.00	4.22	(h)	0.00	(k)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2017	$17.95	$0.38	(h)	$1.31	$1.69	$(0.40)	$(0.10)	$(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(h)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35		1.34	1.69	(0.40)	—	(0.40)

Class C
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(h)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25		1.33	1.58	(0.30)	—	(0.30)

Class I (formerly Select Class)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(h)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36		1.35	1.71	(0.41)	—	(0.41)

Class R2
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(h)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32		1.32	1.64	(0.36)	—	(0.36)

Class R3
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(h)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40		1.34	1.74	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)	0.23	0.50	(0.45)	(0.22)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$19.14	9.55%	$1,698,638,664	0.31%		2.03	%(h)	0.54%		20%
17.95	0.22	1,574,360,821	0.30		1.82		0.57		19
18.50	3.23	1,413,064,773	0.28		1.80	(h)	0.56		8
18.62	14.87	1,106,943,955	0.28		1.86		0.55		9
16.70	11.04	652,936,166	0.28		2.16		0.57		23

19.06	8.86	47,919,707	0.96		1.37	(h)	1.06		20
17.87	(0.43)	55,337,034	0.95		1.17		1.08		19
18.42	2.50	56,200,731	0.93		1.15	(h)	1.08		8
18.56	14.17	41,225,755	0.93		1.20		1.05		9
16.65	10.33	26,331,781	0.93		1.50		1.07		23

19.20	9.68	894,064,434	0.21		2.15	(h)	0.29		20
18.00	0.31	943,672,820	0.20		1.92		0.31		19
18.55	3.26	964,095,152	0.18		1.91	(h)	0.30		8
18.68	14.99	837,787,313	0.18		1.95		0.30		9
16.75	11.17	579,236,917	0.18		2.18		0.32		23

19.09	9.24	379,082,287	0.60		1.75	(h)	0.81		20
17.90	(0.02)	383,079,281	0.55		1.57		0.83		19
18.45	2.94	303,004,617	0.53		1.55	(h)	0.83		8
18.58	14.58	229,054,335	0.53		1.63		0.80		9
16.67	10.75	123,433,251	0.53		1.96		0.82		23

19.10	7.31	4,816,368	0.50		1.82	(h)	0.54		20

19.19	7.54	26,608	0.25		2.35	(h)	0.35		20

19.22	9.80	3,406,306,984	0.09		2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07		2.04		0.14		19
18.57	3.45	3,238,307,085	0.04		2.02	(h)	0.15		8
18.69	15.14	2,288,844,154	0.03		2.12		0.15		9
16.76	11.33	1,199,064,978	0.03		2.39		0.17		23

19.23	9.90	644,741,611	0.00	(j)	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	(j)	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	(j)	2.14	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2017	$17.31	$0.34	(h)	$1.60	$1.94	$(0.35)	$(0.15)	$(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(h)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32		1.58	1.90	(0.36)	(0.01)	(0.37)

Class C
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(h)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22		1.58	1.80	(0.27)	(0.01)	(0.28)

Class I (formerly Select Class)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(h)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34		1.59	1.93	(0.38)	(0.01)	(0.39)

Class R2
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(h)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29		1.58	1.87	(0.33)	(0.01)	(0.34)

Class R3
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(h)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35		1.60	1.95	(0.40)	(0.01)	(0.41)

Class R6
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)	0.32	0.56	(0.45)	(0.21)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$18.75	11.42%	$1,839,098,058	0.32%	1.88	%(h)	0.54%		16%
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56		17
17.97	3.74	1,322,590,934	0.29	1.66	(h)	0.56		8
18.00	16.96	949,827,525	0.29	1.69		0.56		7
16.03	13.23	524,850,362	0.29	2.03		0.58		14

18.69	10.79	50,947,959	0.97	1.22	(h)	1.05		16
17.24	(1.30)	53,254,672	0.96	0.99		1.09		17
17.91	3.07	53,305,463	0.94	1.01	(h)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7
16.00	12.54	20,270,701	0.94	1.41		1.08		14

18.79	11.56	928,710,192	0.22	1.97	(h)	0.29		16
17.34	(0.55)	855,591,284	0.21	1.75		0.31		17
18.01	3.82	762,445,476	0.19	1.77	(h)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7
16.06	13.39	348,288,801	0.19	2.15		0.33		14

18.69	11.13	384,485,846	0.61	1.60	(h)	0.81		16
17.25	(0.88)	345,519,188	0.56	1.41		0.84		17
17.92	3.50	265,307,239	0.54	1.39	(h)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14

18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(h)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14

18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377.00	0.00	1.97	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2017	$18.45	$0.34	(h)	$2.06	$2.40	$(0.37)	$(0.15)	$(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(h)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32		1.94	2.26	(0.37)	—	(0.37)

Class C
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(h)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21		1.92	2.13	(0.27)	—	(0.27)

Class I (formerly Select Class)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(h)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31		1.97	2.28	(0.38)	—	(0.38)

Class R2
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(h)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28		1.92	2.20	(0.33)	—	(0.33)

Class R3
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(h)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35		1.96	2.31	(0.41)	—	(0.41)

Class R6
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)	0.41	0.65	(0.48)	(0.27)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$20.33	13.21%	$1,989,716,070	0.32%	1.77	%(h)	0.55%		26%
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58		22
19.37	4.05	1,479,265,341	0.29	1.54	(h)	0.57		10
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10
16.94	15.12	626,316,366	0.29	1.93		0.59		21

20.15	12.48	46,297,575	0.97	1.12	(h)	1.07		26
18.29	(2.36)	47,960,623	0.96	0.87		1.11		22
19.22	3.39	53,202,326	0.94	0.88	(h)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10
16.84	14.30	25,631,541	0.94	1.27		1.09		21

20.38	13.34	999,965,327	0.22	1.88	(h)	0.30		26
18.49	(1.62)	997,683,619	0.21	1.63		0.32		22
19.41	4.14	950,009,815	0.19	1.66	(h)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10
16.98	15.25	470,179,084	0.19	1.92		0.34		21

20.26	12.87	492,665,627	0.61	1.48	(h)	0.82		26
18.39	(1.95)	444,975,463	0.56	1.28		0.84		22
19.31	3.77	351,034,923	0.54	1.29	(h)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21

20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(h)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21

20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2017	$17.59	$0.31	(h)	$2.21	$2.52	$(0.33)	$(0.16)	$(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(h)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28		2.06	2.34	(0.33)	(0.03)	(0.36)

Class C
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(h)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18		2.05	2.23	(0.24)	(0.03)	(0.27)

Class I (formerly Select Class)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(h)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30		2.05	2.35	(0.34)	(0.03)	(0.37)

Class R2
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(h)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25		2.05	2.30	(0.30)	(0.03)	(0.33)

Class R3
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(h)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32		2.06	2.38	(0.37)	(0.03)	(0.40)

Class R6
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)	0.46	0.66	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$19.62	14.58%	$1,438,787,340	0.32%	1.67	%(h)	0.56%		22%
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59		17
18.59	4.22	1,011,295,528	0.29	1.45	(h)	0.58		10
18.56	20.12	725,647,849	0.29	1.39		0.57		8
16.15	16.62	380,599,455	0.29	1.81		0.61		13

19.47	13.89	29,550,511	0.97	1.02	(h)	1.08		22
17.45	(3.08)	30,327,423	0.96	0.73		1.08		17
18.47	3.59	35,271,638	0.94	0.80	(h)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8
16.08	15.85	13,673,242	0.94	1.14		1.11		13

19.71	14.68	743,740,243	0.22	1.75	(h)	0.30		22
17.67	(2.30)	655,304,993	0.21	1.52		0.33		17
18.67	4.36	580,866,905	0.19	1.57	(h)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8
16.21	16.66	235,978,216	0.19	1.94		0.36		13

19.57	14.29	350,592,518	0.62	1.38	(h)	0.83		22
17.54	(2.64)	292,087,846	0.56	1.18		0.86		17
18.54	3.93	225,354,729	0.54	1.19	(h)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13

19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(h)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13

19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2017	$18.77	$0.31	(h)	$2.63	$2.94	$(0.34)	$(0.19)	$(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(h)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29		2.24	2.53	(0.35)	—	(0.35)

Class C
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(h)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18		2.22	2.40	(0.26)	—	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(h)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28		2.28	2.56	(0.37)	—	(0.37)

Class R2
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(h)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26		2.23	2.49	(0.32)	—	(0.32)

Class R3
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(h)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33		2.25	2.58	(0.39)	—	(0.39)

Class R6
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)	0.54	0.75	(0.49)	(0.31)	(0.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$21.18	15.94%	$1,405,514,153	0.32%	1.56	%(h)	0.58%		24%
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62		16
19.96	4.36	1,032,320,891	0.29	1.36	(h)	0.61		10
19.93	20.71	793,106,767	0.29	1.34		0.59		9
17.14	17.07	448,919,625	0.29	1.77		0.63		22

20.91	15.18	28,920,492	0.97	0.94	(h)	1.11		24
18.54	(3.64)	29,275,269	0.96	0.65		1.16		16
19.76	3.71	34,874,908	0.94	0.71	(h)	1.15		10
19.76	19.97	27,191,674	0.94	0.67		1.09		9
17.00	16.22	17,539,682	0.94	1.14		1.13		22

21.24	16.05	738,939,812	0.22	1.67	(h)	0.32		24
18.82	(2.87)	698,514,780	0.21	1.41		0.36		16
20.01	4.44	685,404,675	0.19	1.49	(h)	0.35		10
19.98	20.83	552,836,747	0.19	1.45		0.34		9
17.18	17.20	312,754,826	0.19	1.74		0.38		22

21.08	15.62	358,746,400	0.62	1.28	(h)	0.85		24
18.68	(3.22)	303,226,134	0.56	1.05		0.90		16
19.88	4.09	233,012,841	0.54	1.11	(h)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9
17.09	16.80	78,247,889	0.54	1.56		0.88		22

21.14	12.58	9,292,450	0.50	0.79	(h)	0.54		24

21.22	12.80	44,844	0.25	1.93	(h)	0.35		24

21.29	16.22	2,933,132,572	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(h)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9
17.21	17.34	721,292,751	0.04	1.99		0.23		22

21.29	16.33	549,100,749	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2017	$17.78	$0.29	(h)	$2.52	$2.81	$(0.32)	$(0.19)	$(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27		2.14	2.41	(0.33)	(0.02)	(0.35)

Class C
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(h)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17		2.13	2.30	(0.24)	(0.02)	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(h)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30		2.13	2.43	(0.34)	(0.02)	(0.36)

Class R2
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(h)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25		2.11	2.36	(0.29)	(0.02)	(0.31)

Class R3
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(h)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31		2.14	2.45	(0.36)	(0.02)	(0.38)

Class R6
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)	0.51	0.70	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)		Portfolio turnover rate (d)

$20.08	16.06%	$886,620,562	0.32%	1.55	%(h)	0.60%		20%
17.78	(2.99)	727,577,511	0.31	1.32		0.66		13
18.90	4.40	566,570,260	0.29	1.38	(h)	0.64		9
18.83	20.68	393,004,238	0.29	1.34		0.62		8
16.29	17.10	195,534,833	0.29	1.77		0.66		11

19.93	15.27	17,074,697	0.97	0.90	(h)	1.12		20
17.66	(3.60)	17,320,818	0.96	0.66		1.21		13
18.80	3.71	18,384,099	0.94	0.69	(h)	1.18		9
18.76	19.91	12,377,129	0.94	0.70		1.12		8
16.24	16.31	6,672,821	0.94	1.11		1.16		11

20.15	16.17	497,880,998	0.22	1.62	(h)	0.34		20
17.84	(2.89)	408,473,526	0.21	1.40		0.39		13
18.96	4.48	336,202,683	0.19	1.51	(h)	0.40		9
18.89	20.79	233,540,430	0.19	1.45		0.37		8
16.34	17.23	106,990,895	0.19	1.89		0.41		11

20.01	15.73	234,513,086	0.62	1.26	(h)	0.88		20
17.72	(3.25)	182,691,218	0.56	1.06		0.94		13
18.85	4.12	135,857,065	0.54	1.11	(h)	0.93		9
18.79	20.41	93,369,236	0.54	1.12		0.87		8
16.26	16.80	36,478,073	0.54	1.59		0.91		11

20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(h)	0.20		9
18.90	21.02	800,474,522	0.04	1.64		0.22		8
16.34	17.39	232,443,865	0.04	1.95		0.27		11

20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(h)	0.01		9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2017	$17.76	$0.29	(h)	$2.51	$2.80	$(0.32)	$(0.20)	$(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28		2.11	2.39	(0.32)	(0.02)	(0.34)

Class C
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(h)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18		2.11	2.29	(0.23)	(0.02)	(0.25)

Class I (formerly Select Class)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(h)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28		2.15	2.43	(0.34)	(0.02)	(0.36)

Class R2
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(h)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25		2.10	2.35	(0.29)	(0.02)	(0.31)

Class R3
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(h)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31		2.13	2.44	(0.36)	(0.02)	(0.38)

Class R6
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)	0.52	0.71	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)	Portfolio turnover rate (d)

$20.04	16.01%	$721,383,503	0.32%	1.55	%(h)	0.66%	20%
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(h)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8
16.28	16.98	153,506,488	0.29	1.80		0.70	15

19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(h)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8
16.22	16.27	7,056,864	0.94	1.19		1.19	15

20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(h)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8
16.33	17.18	115,467,767	0.19	1.81		0.44	15

19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(h)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8
16.25	16.67	31,554,095	0.54	1.59		0.94	15

19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(h)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8
16.34	17.25	225,551,927	0.04	1.96		0.30	15

20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(h)	0.01	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2017	$19.73	$0.32	(h)	$2.78	$3.10	$(0.35)	$(0.18)	$(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25		3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29		2.27	2.56	(0.31)	(0.01)	(0.32)

Class C
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12		3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19		2.27	2.46	(0.22)	(0.01)	(0.23)

Class I (formerly Select Class)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26		3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29		2.29	2.58	(0.32)	(0.01)	(0.33)

Class R2
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21		3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24		2.29	2.53	(0.28)	(0.01)	(0.29)

Class R3
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5 (formerly Institutional Class)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30		3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32		2.29	2.61	(0.34)	(0.01)	(0.35)

Class R6
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)	0.52	0.77	(0.47)	(0.16)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)	Portfolio turnover rate (d)

$22.30	15.96%	$230,868,508	0.32%	1.53	%(h)	0.70%	17%
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(h)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17

22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(h)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17

22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(h)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17

22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(h)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17

22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(h)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17

22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(h)	0.04	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement 2060 Fund
Class A
August 31, 2016 (h) through June 30, 2017	$15.00	$0.09	(i)	$1.70	$1.79	$(0.22)

Class C
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)

Class I (formerly Select Class)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)

Class R2
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)

Class R3
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)

Class R4
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)

Class R5 (formerly Institutional Class)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)

Class R6
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earning credits (f)	Portfolio turnover rate (d)

$16.57	12.09%	$2,106,258	0.32%	0.70	%(i)	1.09%	116%

16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund**	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5^ and Class R6	Diversified

^	On April 3, 2017, the Funds’ Select Class Shares were renamed Class I Shares and Institutional Class Shares were renamed Class R5 Shares.
*	Class R3 and Class R4 commenced operations on September 9, 2016.
**	The JPMorgan SmartRetirement® 2060 Fund commenced operations on August 31, 2016.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

JPMorgan SmartRetirement Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement 2015 Fund in a reorganization on June 23, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,468,433,090	$14,708,610	$—	$4,483,141,700

Appreciation in Other Financial Instruments
Futures Contracts	$3,575,138	$700,103	$—	$4,275,241

Depreciation in Other Financial Instruments
Futures Contracts	$(1,702,861)	$(1,124,956)	$—	$(2,827,817)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,025,883,295	$34,150,508	$—	$7,060,033,803

Appreciation in Other Financial Instruments
Futures Contracts	$6,581,945	$1,535,687	$—	$8,117,632

Depreciation in Other Financial Instruments
Futures Contracts	$(2,664,950)	$(2,133,322)	$—	$(4,798,272)

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,307,293,283	$32,118,535	$—	$7,339,411,818

Appreciation in Other Financial Instruments
Futures Contracts	$6,789,485	$1,561,736	$—	$8,351,221

Depreciation in Other Financial Instruments
Futures Contracts	$(3,674,908)	$(2,180,708)	$—	$(5,855,616)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,951,809,860	$68,316,977	$—	$8,020,126,837

Appreciation in Other Financial Instruments
Futures Contracts	$14,594,883	$3,422,422	$—	$18,017,305

Depreciation in Other Financial Instruments
Futures Contracts	$(6,558,044)	$(4,782,734)	$—	$(11,340,778)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,896,576,581	$50,098,052	$—	$5,946,674,633

Appreciation in Other Financial Instruments
Futures Contracts	$10,770,932	$2,503,497	$—	$13,274,429

Depreciation in Other Financial Instruments
Futures Contracts	$(4,828,234)	$(3,518,608)	$—	$(8,346,842)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,933,129,284	$49,611,256	$—	$5,982,740,540

Appreciation in Other Financial Instruments
Futures Contracts	$10,930,804	$2,543,550	$—	$13,474,354

Depreciation in Other Financial Instruments
Futures Contracts	$(4,877,028)	$(3,572,420)	$—	$(8,449,448)

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,873,456,531	$31,958,930	$—	$3,905,415,461

Appreciation in Other Financial Instruments
Futures Contracts	$6,959,571	$1,626,684	$—	$8,586,255

Depreciation in Other Financial Instruments
Futures Contracts	$(3,360,096)	$(2,294,345)	$—	$(5,654,441)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,203,126,089	$26,002,667	$—	$3,229,128,756

Appreciation in Other Financial Instruments
Futures Contracts	$5,762,726	$1,348,408	$—	$7,111,134

Depreciation in Other Financial Instruments
Futures Contracts	$(2,641,827)	$(1,900,868)	$—	$(4,542,695)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,043,948,898	$8,294,479	$—	$1,052,243,377

Appreciation in Other Financial Instruments
Futures Contracts	$1,838,847	$422,496	$—	$2,261,343

Depreciation in Other Financial Instruments
Futures Contracts	$(864,615)	$(600,992)	$—	$(1,465,607)

JPMorgan SmartRetirement 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$11,167,463	$—	$—	$11,167,463

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — The Funds used treasury, foreign exchange and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2017:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$62,679,642		$164,502,951
Interest Rate	41,065,765		120,289,442

Short Futures Contracts:
Equity	33,429,571		22,652,957
Interest Rate	105,856,512		274,469,665
Foreign Exchange	9,770,400	(a)	—

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	243,342,457		274,360,083
Interest Rate	123,746,214		217,638,936

Short Futures Contracts:
Equity	92,422,990		36,622,280
Interest Rate	331,679,195		508,783,045
Foreign Exchange	45,788,400	(a)	—

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	288,790,121		401,352,233
Interest Rate	129,505,585		255,626,486

Short Futures Contracts:
Equity	78,722,295		37,094,216
Interest Rate	320,137,278		542,200,446
Foreign Exchange	57,380,400	(a)	—

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	565,357,283		826,336,809
Interest Rate	356,701,869		526,961,959

Short Futures Contracts:
Equity	174,398,924		81,078,707
Interest Rate	618,938,392		984,250,540
Foreign Exchange	110,206,800	(a)	—

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	417,573,889		622,295,525
Interest Rate	259,314,867		406,420,022

Short Futures Contracts:
Equity	125,435,376		59,275,236
Interest Rate	450,875,751		748,510,598
Foreign Exchange	77,086,800	(a)	—

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	439,798,978		625,899,910
Interest Rate	259,783,202		419,861,191

Short Futures Contracts:
Equity	127,069,167		60,124,722
Interest Rate	464,842,101		745,044,780
Foregin Exchange	90,583,200	(a)	—

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$280,905,017		$406,213,541
Interest Rate	161,313,560		287,095,738

Short Futures Contracts:
Equity	78,526,241		38,415,639
Interest Rate	292,336,942		488,971,433
Foreign Exchange	55,144,800	(a)	—

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	235,704,411		337,743,320
Interest Rate	123,531,893		214,105,308

Short Futures Contracts:
Equity	64,478,035		31,808,526
Interest Rate	229,948,408		372,975,176
Foreign Exchange	45,208,800	(a)	—

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	69,746,616		111,310,841
Interest Rate	38,730,406		72,209,887

Short Futures Contracts:
Equity	17,978,566		9,816,281
Interest Rate	69,378,659		121,791,759
Foreign Exchange	11,509,200	(a)	—

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	90,574		—
Interest Rate	167,334		—

(a)	For the period July 1, 2016 through July 31, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,463,177
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	812,064

Total		$4,275,241

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,627,890)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,199,927)

Total		$(2,827,817)

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,980,273
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,137,359

Total		$8,117,632

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,506,163)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,292,109)

Total		$(4,798,272)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$6,138,901
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,212,320

Total		$8,351,221

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,149,068)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,706,548)

Total		$(5,855,616)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$13,096,634
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,920,671

Total		$18,017,305

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(5,580,717)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,760,061)

Total		$(11,340,778)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$9,644,990
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,629,439

Total		$13,274,429

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4,064,512)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,282,330)

Total		$(8,346,842)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$9,754,136
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,720,218

Total		$13,474,354

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4,235,484)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,213,964)

Total		$(8,449,448)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$6,279,540
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,306,715

Total		$8,586,255

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,842,011)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,812,430)

Total		$(5,654,441)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,163,901
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,947,233

Total		$7,111,134

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,220,340)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,322,355)

Total		$(4,542,695)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,646,564
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	614,779

Total		$2,261,343

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(722,454)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(743,153)

Total		$(1,465,607)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2017, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,614,232)
Equity contracts	(2,611,712)
Foreign exchange contracts	1,102,270

Total	$(5,123,674)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,245,836
Equity contracts	(1,436,687)
Foreign exchange contracts	(1,026,376)

Total	$(1,217,227)

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(13,152,860)
Equity contracts	4,574,728
Foreign exchange contracts	5,165,705

Total	$(3,412,427)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$618,332
Equity contracts	(4,333,458)
Foreign exchange contracts	(4,810,049)

Total	$(8,525,175)

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(11,479,967)
Equity contracts	15,254,214
Foreign exchange contracts	6,473,504

Total	$10,247,751

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(464,770)
Equity contracts	(4,332,472)
Foreign exchange contracts	(6,027,783)

Total	$(10,825,025)

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(18,235,716)
Equity contracts	19,693,027
Foreign exchange contracts	12,433,348

Total	$13,890,659

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,439,985
Equity contracts	(9,013,005)
Foreign exchange contracts	(11,577,171)

Total	$(18,150,191)

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(12,310,654)
Equity contracts	16,408,189
Foreign exchange contracts	8,696,750

Total	$12,794,285

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,576,177
Equity contracts	(6,360,357)
Foreign exchange contracts	(8,097,931)

Total	$(12,882,111)

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(7,081,018)
Equity contracts	19,163,525
Foreign exchange contracts	10,219,412

Total	$22,301,919

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,397,699
Equity contracts	(6,358,875)
Foreign exchange contracts	(9,515,722)

Total	$(14,476,898)

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,292,417)
Equity contracts	13,430,645
Foreign exchange contracts	6,221,344

Total	$15,359,572

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$824,174
Equity contracts	(4,012,630)
Foreign exchange contracts	(5,792,935)

Total	$(8,981,391)

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,531,318)
Equity contracts	11,752,267
Foreign exchange contracts	5,100,300

Total	$13,321,249

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$828,885
Equity contracts	(3,268,559)
Foreign exchange contracts	(4,749,163)

Total	$(7,188,837)

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,269,659)
Equity contracts	3,631,572
Foreign exchange contracts	1,298,472

Total	$3,660,385

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$371,072
Equity contracts	(822,693)
Foreign exchange contracts	(1,209,036)

Total	$(1,660,657)

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$195
Equity contracts	(1,180)

Total	$(985)

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

The Funds’ derivatives contracts held at June 30, 2017 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or their affiliates. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$16,960,752	$59,180,697	$—	$—	$—	8,003,839	$69,473,325
JPMorgan Core Bond Fund, Class R6 Shares	542,623,697	531,068,520	127,163,703	2,225,215	13,870,684	80,686,889	938,388,514
JPMorgan Core Plus Bond Fund, Class R6 Shares	59,239,625	250,747,406	—	—	3,818,185	37,475,337	309,921,040
JPMorgan Corporate Bond Fund, Class R6 Shares	145,552,012	116,669,335	32,200,581	295,647	4,116,072	22,878,956	231,992,611
JPMorgan Disciplined Equity Fund, Class R6 Shares	228,563,724	101,134,575	83,804,242	6,193,530	4,253,373	13,248,558	339,030,609
JPMorgan Emerging Economies Fund, Class R6 Shares	26,224,820	38,400,896	3,643,976	(218,832)	589,871	5,655,830	74,770,070
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	35,574,407	111,587,823	47,645,923	(2,605,531)	2,871,669	12,141,945	99,928,205
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	30,478,431	41,086,617	4,324,663	166,333	368,057	3,425,084	88,332,925
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,770,309	23,321,818	—	—	271,107	3,200,918	26,695,655
JPMorgan Floating Rate Income Fund, Class R6 Shares	53,942,576	64,613,285	3,241,190	(222,468)	2,492,716	12,189,449	114,702,718
JPMorgan Growth Advantage Fund, Class R6 Shares	60,706,537	33,482,982	15,405,973	1,505,185	—	6,892,906	129,310,911
JPMorgan High Yield Fund, Class R6 Shares	151,978,848	192,422,984	56,026,871	(2,005,152)	10,226,373	40,490,673	301,250,606
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	108,692,564	125,561,489	6,499,272	(168,510)	2,521,587	22,058,167	225,875,628
JPMorgan International Equity Fund, Class R6 Shares	65,413,318	53,795,400	12,077,531	296,333	476,641	8,237,462	136,659,494

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan International Opportunities Fund, Class R6 Shares	$65,442,918	$65,534,483	$21,157,842	$656,220	$2,403,178	8,355,335	$131,345,865
JPMorgan Intrepid America Fund, Class R6 Shares	49,694,102	36,185,919	6,910,321	1,281,252	698,007	2,748,365	108,120,664
JPMorgan Intrepid International Fund, Class R6 Shares	65,275,411	57,127,997	8,258,449	(772,563)	1,670,408	6,506,044	137,342,598
JPMorgan Mid Cap Equity Fund, Class R6 Shares	32,208,222	25,643,041	3,260,331	1,245,180	143,913	1,367,287	67,243,160
JPMorgan Prime Money Market Fund, Institutional Class Shares	198,248,226	78,004,767	276,252,993	—	149,750	—	—
JPMorgan Realty Income Fund, Class R6 Shares	48,654,101	55,066,963	—	2,669,338	965,278	7,969,006	104,314,288
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,941,057	—	6,571,627	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	13,025,400	—	207,798	49,986	349,368	19,505,213
JPMorgan Small Cap Growth Fund, Class R6 Shares	11,265,859	7,339,545	6,494,660	1,745,483	—	1,118,519	18,712,822
JPMorgan Small Cap Value Fund, Class R6 Shares	8,188,487	6,478,969	—	6,075	84,888	658,592	20,304,405
JPMorgan U.S. Equity Fund, Class R6 Shares	26,627,609	107,241,297	—	1,033,196	731,651	9,788,809	155,348,400
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	705,557,682	321,632,479	—	802,467	383,925,203	383,925,203
JPMorgan Value Advantage Fund, Class R6 Shares	—	82,168,957	9,753,285	994,208	959,907	3,790,989	127,415,143
JPMorgan Value Advantage Fund, Class L Shares*	60,169,659	—	43,849,264	—	—	—	—

Total	$2,103,437,271			$14,527,937	$54,535,768		$4,359,910,072

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$18,291,735	$31,538,880	$—	$—	$—	5,413,725	$46,991,137
JPMorgan Core Bond Fund, Class R6 Shares	1,798,360,251	66,677,071	277,565,521	6,432,499	43,312,805	132,073,191	1,536,011,210
JPMorgan Core Plus Bond Fund, Class R6 Shares	186,634,046	359,864,476	26,938,322	(538,197)	11,791,798	62,424,651	516,251,864
JPMorgan Corporate Bond Fund, Class R6 Shares	478,710,606	33,347,058	105,466,465	1,566,641	12,781,940	39,702,911	402,587,518
JPMorgan Disciplined Equity Fund, Class R6 Shares	684,390,480	32,549,695	227,980,957	5,600,906	11,324,950	23,008,833	588,796,043
JPMorgan Emerging Economies Fund, Class R6 Shares	114,911,742	34,020,516	25,987,667	(2,363,336)	2,473,593	11,544,485	152,618,093

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$95,362,678	$214,529,965	$148,647,368	$(7,790,831)	$7,954,996	18,804,620	$154,762,024
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	148,427,787	38,417,487	43,578,567	1,159,828	1,570,043	7,017,042	180,969,520
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	5,124,085	28,543,258	—	—	530,526	4,055,708	33,824,609
JPMorgan Floating Rate Income Fund, Class R6 Shares	68,744,619	23,655,097	—	—	3,417,080	9,947,914	93,609,874
JPMorgan Growth Advantage Fund, Class R6 Shares	285,523,346	—	67,045,697	9,241,091	—	15,103,743	283,346,212
JPMorgan High Yield Fund, Class R6 Shares	391,105,472	142,771,578	111,850,296	(7,153,663)	26,232,678	59,116,684	439,828,130
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	129,269,490	58,194,164	—	—	3,449,153	18,129,909	185,650,264
JPMorgan International Equity Fund, Class R6 Shares	296,942,145	14,282,167	84,157,809	(2,157,168)	2,252,039	17,289,520	286,833,140
JPMorgan International Opportunities Fund, Class R6 Shares	296,138,260	21,660,860	67,246,008	(1,643,106)	10,874,712	18,375,821	288,867,906
JPMorgan Intrepid America Fund, Class R6 Shares	290,483,647	12,152,453	53,936,665	8,930,580	4,195,551	7,185,611	282,681,936
JPMorgan Intrepid International Fund, Class R6 Shares	295,344,918	34,749,427	89,539,005	(5,437,867)	8,001,820	13,658,378	288,328,354
JPMorgan Mid Cap Equity Fund, Class R6 Shares	142,464,135	20,361,298	41,379,572	7,538,968	666,815	2,858,436	140,577,860
JPMorgan Prime Money Market Fund, Institutional Class Shares	123,355,199	208,856,257	332,211,456	—	47,299	—	—
JPMorgan Realty Income Fund, Class R6 Shares	221,721,420	46,992,935	24,040,352	10,990,951	4,663,952	16,661,988	218,105,416
JPMorgan Small Cap Equity Fund, Class R5 Shares	36,870,994	—	30,564,178	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	31,761,090	—	964,822	232,089	797,598	44,529,911
JPMorgan Small Cap Growth Fund, Class R6 Shares	36,612,120	1,316,778	—	1,316,778	—	2,954,243	49,424,489
JPMorgan Small Cap Value Fund, Class R6 Shares	45,023,785	418,502	10,537,374	1,144,936	385,097	1,407,557	43,394,994
JPMorgan U.S. Equity Fund, Class R6 Shares	260,552,463	83,441,124	15,439,163	9,425,055	3,634,649	23,420,524	371,683,718
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	716,727,615	690,940,645	—	222,955	25,786,970	25,786,970
JPMorgan Value Advantage Fund, Class R6 Shares	—	230,445,729	55,830,791	5,002,480	4,400,727	8,269,276	277,930,374
JPMorgan Value Advantage Fund, Class L Shares*	287,609,918	10,471,563	239,853,688	(262,444)	—	—	—

Total	$6,737,975,341			$41,968,923	$164,417,267		$6,933,391,566

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2025 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$6,819,520	$—	$—	$—	745,303	$6,469,228
JPMorgan Core Bond Fund, Class R6 Shares	1,436,724,226	208,666,754	155,761,958	4,893,278	37,677,789	124,550,301	1,448,519,999
JPMorgan Core Plus Bond Fund, Class R6 Shares	151,239,793	324,781,606	—	—	10,419,758	57,317,169	474,012,990
JPMorgan Corporate Bond Fund, Class R6 Shares	394,912,327	22,437,960	58,553,836	1,369,382	10,955,900	35,076,362	355,674,307
JPMorgan Disciplined Equity Fund, Class R6 Shares	755,047,673	23,890,036	262,938,993	7,302,625	12,869,319	24,464,610	626,049,366
JPMorgan Emerging Economies Fund, Class R6 Shares	140,238,820	40,474,284	31,468,438	(3,747,410)	2,843,191	13,946,473	184,372,371
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	61,743,899	221,097,993	142,415,223	(7,234,089)	6,465,014	16,301,055	134,157,681
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	170,040,142	43,088,652	32,086,859	1,431,856	1,901,138	8,836,909	227,903,886
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	14,372,246	22,108,570	—	—	680,139	4,402,524	36,717,047
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	14,129,058	—	—	264,349	1,492,058	14,040,271
JPMorgan Growth Advantage Fund, Class R6 Shares	337,774,957	—	41,253,957	1,965,298	—	19,999,459	375,189,860
JPMorgan High Yield Fund, Class R6 Shares	320,001,647	142,223,996	66,265,929	(5,204,133)	22,868,568	55,195,991	410,658,175
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	27,979,707	—	—	304,081	2,713,818	27,789,495
JPMorgan International Equity Fund, Class R6 Shares	331,211,961	29,624,963	58,210,425	(3,386,716)	2,608,819	22,466,510	372,719,394
JPMorgan International Opportunities Fund, Class R6 Shares	331,508,317	49,205,988	66,494,959	(1,743,743)	12,670,836	23,034,474	362,101,925
JPMorgan Intrepid America Fund, Class R6 Shares	320,266,016	13,996,477	13,033,736	8,453,116	4,832,188	9,165,358	360,565,170
JPMorgan Intrepid International Fund, Class R6 Shares	330,505,214	43,770,267	60,461,258	(5,632,265)	9,050,076	17,594,102	371,411,499
JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,120,120	16,705,866	11,885,650	5,289,648	796,831	4,070,066	200,165,864
JPMorgan Prime Money Market Fund, Institutional Class Shares	159,911,345	265,219,065	425,130,410	—	65,751	—	—
JPMorgan Realty Income Fund, Class R6 Shares	240,002,768	74,423,917	19,904,460	12,092,205	5,077,246	20,282,347	265,495,926
JPMorgan Small Cap Equity Fund, Class R5 Shares	42,287,224	—	39,146,091	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	40,518,826	—	1,106,551	266,183	914,763	51,071,211

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2025 Fund (continued)
JPMorgan Small Cap Growth Fund, Class R6 Shares	$46,881,652	$1,686,128	$—	$1,686,128	$—	3,782,895	$63,287,832
JPMorgan Small Cap Value Fund, Class R6 Shares	42,201,366	403,984	—	31,311	372,673	1,636,976	50,467,975
JPMorgan U.S. Equity Fund, Class R6 Shares	299,226,061	152,971,698	27,711,884	11,002,404	4,262,085	29,866,745	473,985,248
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	745,765,106	701,149,369	—	248,429	44,615,737	44,615,737
JPMorgan Value Advantage Fund, Class R6 Shares	—	313,994,470	50,450,054	1,509,418	5,377,574	10,591,951	355,995,465
JPMorgan Value Advantage Fund, Class L Shares*	312,887,704	24,855,263	297,596,179	—	—	—	—

Total	$6,411,105,478			$31,184,864	$152,877,937		$7,293,437,922

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,086,903,760	$357,894,650	$427,486,984	$9,145,632	$24,756,583	85,655,994	$996,179,210
JPMorgan Core Plus Bond Fund, Class R6 Shares	118,562,379	267,424,005	—	—	8,308,328	46,555,263	385,012,023
JPMorgan Corporate Bond Fund, Class R6 Shares	353,063,271	30,831,598	91,715,198	450,756	9,383,211	28,476,279	288,749,471
JPMorgan Disciplined Equity Fund, Class R6 Shares	1,043,793,196	27,950,367	421,273,884	3,781,835	15,916,644	30,904,317	790,841,476
JPMorgan Emerging Economies Fund, Class R6 Shares	145,204,162	73,023,482	23,500,305	(748,063)	3,591,235	17,963,129	237,472,561
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3,290,826	433,271,627	297,246,038	(15,045,351)	5,830,440	15,292,185	125,854,684
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	197,870,826	80,444,376	39,313,154	1,958,946	2,359,006	11,480,763	296,088,878
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	16,031,858	36,382,260	12,064,032	(2,451,674)	602,927	4,826,175	40,250,301
JPMorgan Growth Advantage Fund, Class R6 Shares	427,112,631	11,007,372	66,523,385	5,008,365	—	25,198,710	472,727,798
JPMorgan High Yield Fund, Class R6 Shares	387,994,403	273,708,940	148,922,875	(4,359,552)	30,451,444	71,365,764	530,961,286
JPMorgan International Equity Fund, Class R6 Shares	423,781,491	52,104,074	101,468,436	(4,972,712)	3,325,879	27,996,186	464,456,729
JPMorgan International Opportunities Fund, Class R6 Shares	424,002,032	42,483,320	61,144,528	(2,034,574)	16,078,298	29,547,894	464,492,886
JPMorgan Intrepid America Fund, Class R6 Shares	394,590,543	37,757,418	24,113,814	10,488,587	5,916,923	11,653,798	458,460,407
JPMorgan Intrepid International Fund, Class R6 Shares	422,955,786	63,880,212	83,952,468	(5,918,974)	11,478,944	22,638,761	477,904,239

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2030 Fund (continued)
JPMorgan Mid Cap Equity Fund, Class R6 Shares	$233,691,181	$23,653,630	$20,298,169	$7,316,080	$1,080,563	5,456,084	$268,330,214
JPMorgan Prime Money Market Fund, Institutional Class Shares	118,545,163	192,949,046	311,494,209	—	42,890	—	—
JPMorgan Realty Income Fund, Class R6 Shares	299,916,427	90,393,630	11,449,374	15,787,580	6,253,095	26,196,391	342,910,763
JPMorgan Small Cap Equity Fund, Class R5 Shares	52,535,324	—	46,617,832	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	48,323,242	—	1,374,719	330,691	1,136,451	63,448,068
JPMorgan Small Cap Growth Fund, Class R6 Shares	54,540,497	1,961,583	12,107,704	3,094,035	—	3,677,177	61,519,178
JPMorgan Small Cap Value Fund, Class R6 Shares	56,290,799	538,860	—	41,765	497,094	2,183,500	67,317,314
JPMorgan U.S. Equity Fund, Class R6 Shares	382,812,700	162,525,274	16,592,496	14,827,210	5,460,056	37,234,796	590,916,219
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	852,064,629	782,878,750	—	337,113	69,185,879	69,185,879
JPMorgan Value Advantage Fund, Class R6 Shares	—	373,672,750	49,067,504	990,975	6,867,202	13,648,625	458,730,276
JPMorgan Value Advantage Fund, Class L Shares*	409,590,569	11,018,142	353,267,610	—	—	—	—

Total	$7,053,079,824			$38,735,585	$158,868,566		$7,951,809,860

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$496,311,604	$229,621,882	$232,409,933	$5,389,024	$11,230,255	41,740,989	$485,447,697
JPMorgan Core Plus Bond Fund, Class R6 Shares	58,803,775	148,137,929	—	—	4,204,733	25,025,458	206,960,542
JPMorgan Corporate Bond Fund, Class R6 Shares	188,934,484	19,133,387	58,230,297	(195,535)	4,976,672	14,562,114	147,659,840
JPMorgan Disciplined Equity Fund, Class R6 Shares	781,798,475	12,301,227	271,960,937	(3,327,841)	12,301,227	24,660,986	631,074,632
JPMorgan Emerging Economies Fund, Class R6 Shares	118,180,485	62,251,346	17,592,526	(591,333)	2,834,433	14,953,320	197,682,891
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,204,180	285,461,421	201,843,878	(10,248,994)	3,761,021	9,304,308	76,574,456
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	160,316,737	56,339,644	22,399,208	1,321,156	1,844,495	9,332,248	240,678,675
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	8,776,262	26,429,343	5,960,529	(1,211,309)	437,881	3,505,404	29,235,070
JPMorgan Growth Advantage Fund, Class R6 Shares	320,934,603	15,221,338	18,183,237	201,345	—	21,235,036	398,369,277
JPMorgan High Yield Fund, Class R6 Shares	259,156,087	202,688,832	106,347,507	(2,913,393)	21,001,767	49,447,506	367,889,442

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2035 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$325,374,083	$59,585,146	$79,115,951	$(3,639,153)	$2,624,906	22,797,181	$378,205,228
JPMorgan International Opportunities Fund, Class R6 Shares	325,500,865	49,649,286	38,752,968	(2,782,163)	12,655,452	24,425,755	383,972,871
JPMorgan Intrepid America Fund, Class R6 Shares	308,724,750	41,149,153	11,352,393	8,517,611	4,759,480	9,615,730	378,282,817
JPMorgan Intrepid International Fund, Class R6 Shares	324,597,075	38,414,568	31,705,279	(3,907,592)	9,025,970	18,463,751	389,769,782
JPMorgan Mid Cap Equity Fund, Class R6 Shares	174,022,699	23,345,066	11,328,251	5,027,688	816,364	4,254,739	209,248,051
JPMorgan Prime Money Market Fund, Institutional Class Shares	95,715,771	189,029,003	284,744,774	—	34,063	—	—
JPMorgan Realty Income Fund, Class R6 Shares	234,143,366	89,771,695	13,657,536	12,025,195	5,095,558	21,502,660	281,469,819
JPMorgan Small Cap Equity Fund, Class R5 Shares	44,681,338	—	42,692,764	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	44,143,217	—	1,169,199	281,253	966,553	53,962,635
JPMorgan Small Cap Growth Fund, Class R6 Shares	42,136,905	1,515,480	—	1,515,480	—	3,400,040	56,882,668
JPMorgan Small Cap Value Fund, Class R6 Shares	42,541,003	407,236	—	31,563	375,672	1,650,151	50,874,141
JPMorgan U.S. Equity Fund, Class R6 Shares	303,592,427	159,054,755	14,910,353	11,460,610	4,521,655	31,459,348	499,259,860
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	667,451,944	601,173,121	—	254,963	66,278,823	66,278,823
JPMorgan Value Advantage Fund, Class R6 Shares	—	319,896,294	38,421,879	987,705	5,339,708	10,913,340	366,797,364
JPMorgan Value Advantage Fund, Class L Shares*	314,228,633	16,155,078	297,301,111	—	—	—	—

Total	$4,930,675,607			$18,829,263	$108,377,528		$5,896,576,581

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$264,156,876	$93,380,085	$139,187,125	$2,893,228	$5,233,328	18,395,575	$213,940,543
JPMorgan Core Plus Bond Fund, Class R6 Shares	36,315,884	84,041,617	—	—	2,433,510	14,542,314	120,264,933
JPMorgan Corporate Bond Fund, Class R6 Shares	135,479,473	12,161,532	52,027,481	(475,007)	3,413,530	9,237,648	93,669,754
JPMorgan Disciplined Equity Fund, Class R6 Shares	841,879,118	168,134,279	415,236,488	(9,017,950)	13,258,904	27,662,138	707,874,118
JPMorgan Emerging Economies Fund, Class R6 Shares	139,366,954	67,521,009	25,984,682	(1,622,266)	3,085,114	16,694,030	220,695,071
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,313,166	261,572,739	192,044,362	(9,777,067)	3,357,662	7,641,826	62,892,229

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2040 Fund (continued)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$186,306,754	$65,574,514	$36,532,861	$922,450	$2,141,505	10,401,311	$268,249,809
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	9,415,930	26,995,560	6,637,047	(1,421,129)	444,430	3,567,239	29,750,775
JPMorgan Growth Advantage Fund, Class R6 Shares	366,650,798	17,573,214	48,666,985	2,620,040	—	22,664,819	425,192,013
JPMorgan High Yield Fund, Class R6 Shares	253,771,765	202,517,487	109,348,970	(1,924,622)	20,635,788	48,264,294	359,086,351
JPMorgan International Equity Fund, Class R6 Shares	363,429,390	44,388,020	54,896,094	(4,802,527)	2,866,564	26,055,543	432,261,453
JPMorgan International Opportunities Fund, Class R6 Shares	363,793,225	41,375,463	37,680,159	(1,363,443)	14,021,987	26,757,621	420,629,802
JPMorgan Intrepid America Fund, Class R6 Shares	365,298,403	31,020,150	13,815,439	9,760,770	5,511,638	10,867,037	427,509,221
JPMorgan Intrepid International Fund, Class R6 Shares	362,931,296	64,278,648	70,212,228	(5,100,382)	10,014,728	20,016,420	422,546,623
JPMorgan Mid Cap Equity Fund, Class R6 Shares	180,022,610	25,682,318	15,308,805	5,953,862	866,513	4,383,384	215,574,802
JPMorgan Prime Money Market Fund, Institutional Class Shares	86,742,815	183,102,135	269,844,950	—	29,972	—	—
JPMorgan Realty Income Fund, Class R6 Shares	265,895,616	95,036,048	17,084,496	13,482,440	5,612,010	23,837,263	312,029,779
JPMorgan Small Cap Equity Fund, Class R5 Shares	49,945,687	—	44,956,938	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	46,578,283	—	1,306,955	314,390	1,080,432	60,320,506
JPMorgan Small Cap Growth Fund, Class R6 Shares	54,264,773	11,656,048	23,516,088	2,105,835	—	3,537,114	59,175,925
JPMorgan Small Cap Value Fund, Class R6 Shares	50,407,285	482,538	—	37,400	445,138	1,955,281	60,281,309
JPMorgan U.S. Equity Fund, Class R6 Shares	342,134,566	150,433,260	—	13,275,396	5,091,980	34,678,923	550,354,505
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	683,099,646	625,507,756	—	246,589	57,591,890	57,591,890
JPMorgan Value Advantage Fund, Class R6 Shares	—	331,288,559	28,318,699	1,124,534	5,809,585	12,295,087	413,237,873
JPMorgan Value Advantage Fund, Class L Shares*	344,596,468	23,438,039	315,648,205	(214,168)	—	—	—

Total	$5,065,118,852			$17,764,349	$104,834,865		$5,933,129,284

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$157,826,187	$46,721,376	$86,749,781	$1,290,670	$2,914,666	9,863,661	$114,714,379

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2045 Fund (continued)
JPMorgan Core Plus Bond Fund, Class R6 Shares	$22,042,109	$44,190,163	$—	$—	$1,380,410	7,995,779	$66,125,091
JPMorgan Corporate Bond Fund, Class R6 Shares	82,394,239	5,718,054	35,014,068	(353,781)	1,993,328	5,114,303	51,859,036
JPMorgan Disciplined Equity Fund, Class R6 Shares	514,806,990	103,630,743	230,478,764	(7,743,940)	8,445,811	17,961,473	459,634,097
JPMorgan Emerging Economies Fund, Class R6 Shares	86,212,588	38,446,748	—	—	1,974,906	11,380,967	150,456,389
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,351,532	162,540,513	120,451,009	(6,128,854)	2,080,004	4,593,542	37,804,847
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	111,158,468	51,418,648	12,491,403	(314,990)	1,351,027	7,154,405	184,512,110
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	4,563,017	14,182,921	—	—	315,807	2,259,744	18,846,264
JPMorgan Growth Advantage Fund, Class R6 Shares	220,592,975	15,722,279	8,560,087	48,218	—	15,147,755	284,171,887
JPMorgan High Yield Fund, Class R6 Shares	154,411,694	136,321,276	72,518,743	(1,531,123)	12,841,964	30,337,096	225,707,991
JPMorgan International Equity Fund, Class R6 Shares	221,686,654	36,689,902	25,776,400	(1,962,451)	1,815,731	17,043,028	282,743,832
JPMorgan International Opportunities Fund, Class R6 Shares	221,849,890	41,204,116	20,447,822	(1,459,151)	8,757,255	17,600,740	276,683,634
JPMorgan Intrepid America Fund, Class R6 Shares	220,532,473	27,111,115	—	6,450,296	3,401,141	7,012,572	275,874,572
JPMorgan Intrepid International Fund, Class R6 Shares	220,234,080	40,953,983	26,147,029	(1,906,089)	6,253,964	13,119,125	276,944,722
JPMorgan Mid Cap Equity Fund, Class R6 Shares	111,153,650	14,576,649	—	3,667,362	531,742	2,876,296	141,456,231
JPMorgan Prime Money Market Fund, Institutional Class Shares	54,809,787	115,397,239	170,207,026	—	19,487	—	—
JPMorgan Realty Income Fund, Class R6 Shares	161,952,361	65,895,974	—	9,775,708	3,517,806	15,899,331	208,122,238
JPMorgan Small Cap Equity Fund, Class R5 Shares	29,732,928	—	28,193,130	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	41,202,774	6,163,262	851,747	221,356	748,048	41,763,525
JPMorgan Small Cap Growth Fund, Class R6 Shares	30,928,425	1,112,360	—	1,112,360	—	2,495,624	41,751,792
JPMorgan Small Cap Value Fund, Class R6 Shares	28,640,434	5,941,895	—	21,250	259,539	1,290,428	39,783,911
JPMorgan U.S. Equity Fund, Class R6 Shares	211,701,904	113,892,411	—	8,401,421	3,241,904	22,802,732	361,879,349
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	505,173,565	443,749,696	—	196,749	61,423,869	61,423,869
JPMorgan Value Advantage Fund, Class R6 Shares	—	231,013,960	13,491,340	606,818	3,620,650	8,068,931	271,196,765
JPMorgan Value Advantage Fund, Class L Shares*	214,968,864	19,426,235	217,362,369	(139,991)	—	—	—

Total	$3,083,551,249			$10,685,480	$65,135,247		$3,873,456,531

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$129,992,230	$16,506,575	$47,327,182	$1,172,664	$2,587,441	8,297,476	$96,499,651
JPMorgan Core Plus Bond Fund, Class R6 Shares	18,031,809	42,788,052	—	—	1,111,472	7,338,036	60,685,554
JPMorgan Corporate Bond Fund, Class R6 Shares	67,841,456	1,845,187	26,114,668	(240,093)	1,632,593	4,193,055	42,517,573
JPMorgan Disciplined Equity Fund, Class R6 Shares	420,660,661	93,391,295	188,655,659	(6,152,790)	6,874,261	14,977,924	383,285,067
JPMorgan Emerging Economies Fund, Class R6 Shares	66,345,335	37,264,169	5,477,055	(104,262)	1,606,714	8,934,334	118,111,892
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,083,984	132,775,556	97,918,104	(4,987,230)	1,708,904	3,811,215	31,366,297
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	92,243,361	40,730,470	7,302,743	95,168	1,075,551	5,978,810	154,193,521
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,619,287	11,894,497	—	—	259,482	1,869,981	15,595,641
JPMorgan Growth Advantage Fund, Class R6 Shares	186,344,813	9,893,565	15,230,394	455,341	—	12,106,301	227,114,212
JPMorgan High Yield Fund, Class R6 Shares	126,549,368	118,594,013	59,289,078	(1,072,421)	10,593,729	25,802,144	191,967,951
JPMorgan International Equity Fund, Class R6 Shares	181,689,864	24,994,840	18,235,137	(1,192,003)	1,486,520	13,877,739	230,231,685
JPMorgan International Opportunities Fund, Class R6 Shares	181,884,964	34,280,750	14,342,693	(1,083,428)	7,163,994	14,593,965	229,417,126
JPMorgan Intrepid America Fund, Class R6 Shares	180,217,907	36,843,934	8,093,625	5,257,002	2,799,056	5,899,715	232,094,782
JPMorgan Intrepid International Fund, Class R6 Shares	181,436,052	42,428,800	23,303,144	(3,007,071)	5,112,264	11,118,489	234,711,302
JPMorgan Mid Cap Equity Fund, Class R6 Shares	90,072,794	27,338,029	9,673,363	2,612,946	437,673	2,452,625	120,620,087
JPMorgan Prime Money Market Fund, Institutional Class Shares	53,378,055	106,564,827	159,942,882	—	16,351	—	—
JPMorgan Realty Income Fund, Class R6 Shares	132,915,426	59,269,927	4,207,911	7,520,627	2,907,417	13,118,207	171,717,327
JPMorgan Small Cap Equity Fund, Class R5 Shares	23,767,520	—	22,961,613	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	29,655,737	5,069,280	701,370	182,260	529,260	29,548,578
JPMorgan Small Cap Growth Fund, Class R6 Shares	23,963,354	861,857	—	861,857	—	1,933,610	32,349,302
JPMorgan Small Cap Value Fund, Class R6 Shares	24,425,385	233,819	—	18,122	215,696	947,452	29,209,948
JPMorgan U.S. Equity Fund, Class R6 Shares	174,552,816	94,914,712	—	6,772,942	2,684,249	18,899,529	299,935,519
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	449,689,537	408,931,323	—	161,618	40,758,214	40,758,214
JPMorgan Value Advantage Fund, Class R6 Shares	—	197,352,170	11,028,395	513,662	2,998,540	6,878,752	231,194,860
JPMorgan Value Advantage Fund, Class L Shares*	172,216,294	16,678,958	174,020,605	(82,450)	—	—	—

Total	$2,533,232,735			$8,059,953	$53,615,785		$3,203,126,089

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$32,305,587	$10,376,956	$12,823,931	$242,270	$704,972	2,515,988	$29,260,937
JPMorgan Core Plus Bond Fund, Class R6 Shares	4,494,475	13,007,927	—	—	331,996	2,119,625	17,529,303
JPMorgan Corporate Bond Fund, Class R6 Shares	17,096,019	6,941,102	10,113,071	(118,498)	460,534	1,350,492	13,693,990
JPMorgan Disciplined Equity Fund, Class R6 Shares	107,941,451	43,119,841	44,883,378	(2,135,066)	2,033,378	4,786,261	122,480,406
JPMorgan Emerging Economies Fund, Class R6 Shares	17,277,250	15,164,861	—	—	443,346	2,895,703	38,281,193
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	213,097	39,285,933	27,107,566	(1,378,758)	485,789	1,353,918	11,142,743
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,183,226	17,473,037	1,109,829	(36,056)	297,737	1,847,384	47,644,045
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	725,852	3,992,068	—	—	74,437	568,347	4,740,016
JPMorgan Growth Advantage Fund, Class R6 Shares	47,194,201	17,308,398	2,284,674	(83,583)	—	4,037,207	75,738,002
JPMorgan High Yield Fund, Class R6 Shares	32,123,016	44,109,278	14,831,596	(302,026)	3,078,217	8,472,030	63,031,905
JPMorgan International Equity Fund, Class R6 Shares	46,413,762	20,848,593	4,187,990	(148,915)	423,517	4,527,270	75,107,412
JPMorgan International Opportunities Fund, Class R6 Shares	46,458,416	23,000,007	3,580,761	(391,043)	2,078,695	4,716,431	74,142,288
JPMorgan Intrepid America Fund, Class R6 Shares	45,886,410	23,823,272	—	1,473,676	777,047	1,940,713	76,347,657
JPMorgan Intrepid International Fund, Class R6 Shares	46,326,888	21,804,575	3,182,400	(310,550)	1,437,988	3,551,041	74,962,482
JPMorgan Mid Cap Equity Fund, Class R6 Shares	22,915,890	13,331,716	1,787,148	813,302	127,727	779,144	38,318,302
JPMorgan Prime Money Market Fund, Institutional Class Shares	14,011,499	44,596,860	58,608,359	—	7,029	—	—
JPMorgan Realty Income Fund, Class R6 Shares	33,938,790	28,210,114	1,224,143	2,150,672	829,463	4,311,619	56,439,098
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,993,893	1,010,723	7,013,594	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	8,420,291	—	209,808	50,470	173,444	9,683,365
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,156,206	1,376,206	—	258,458	—	579,860	9,701,058
JPMorgan Small Cap Value Fund, Class R6 Shares	6,714,497	2,946,680	—	4,982	62,757	354,319	10,923,653
JPMorgan U.S. Equity Fund, Class R6 Shares	44,072,162	43,564,764	—	1,929,022	800,850	6,076,156	96,428,597
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	212,965,263	188,436,689	—	64,360	24,528,574	24,528,574
JPMorgan Value Advantage Fund, Class R6 Shares	—	68,382,712	3,672,309	41,457	851,735	2,196,485	73,823,872
JPMorgan Value Advantage Fund, Class L Shares*	44,395,808	8,504,155	52,205,152	(55,034)	—	—	—

Total	$645,838,395			$2,164,118	$15,422,044		$1,043,948,898

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the period ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement 2060 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$21,630	$18,336	$(74)	$54	278	$3,229
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	72,457	51,884	51	367	2,507	20,737
JPMorgan Corporate Bond Fund, Class R6 Shares	—	55,429	52,024	(72)	250	336	3,412
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	1,737,950	72,675	(236)	11,761	66,917	1,712,406
JPMorgan Emerging Economies Fund, Class R6 Shares	—	488,623	1,557	20	1,009	39,337	520,030
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	137,064	32,369	(1,772)	1,588	12,549	103,280
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	603,242	32,117	(146)	701	24,133	622,382
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	—	52,016	—	—	587	6,234	51,994
JPMorgan Growth Advantage Fund, Class R6 Shares	—	753,065	7,954	18	—	42,692	800,895
JPMorgan High Yield Fund, Class R6 Shares	—	739,318	80,143	(1,007)	12,740	88,600	659,187
JPMorgan International Equity Fund, Class R6 Shares	—	850,859	37,577	52	1,132	52,025	863,096
JPMorgan International Opportunities Fund, Class R6 Shares	—	815,291	15,036	(106)	3,382	53,542	841,679
JPMorgan Intrepid America Fund, Class R6 Shares	—	775,184	12,773	2,689	1,438	19,884	782,233
JPMorgan Intrepid International Fund, Class R6 Shares	—	817,971	18,402	7	2,422	39,885	841,963
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	392,383	—	1,569	296	8,320	409,191
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	43,093	43,093	—	1	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	611,083	19,567	1,105	1,471	44,893	587,647
JPMorgan Small Cap Equity Fund, Class R5 Shares	—	13,750	13,750	—	—	—	—
JPMorgan Small Cap Equity Fund, Class R6 Shares	—	169,642	30,285	201	171	2,589	144,524
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	172,608	40,610	1,056	—	8,663	144,938
JPMorgan Small Cap Value Fund, Class R6 Shares	—	191,687	39,132	(1,719)	301	4,942	152,366
JPMorgan U.S. Equity Fund, Class R6 Shares	—	1,000,004	6,690	3,490	4,105	64,119	1,017,562
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	6,962,520	6,837,394	—	278	125,126	125,126
JPMorgan Value Advantage Fund, Class R6 Shares	—	763,704	22,915	87	1,566	22,600	759,586
JPMorgan Value Advantage Fund, Class L Shares*	—	75,050	75,028	(22)	—	—	—

Total	$—			$5,191	$45,620		$11,167,463

*	Institutional Class Shares of the Underlying Funds were renamed Class L Shares.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholding Servicing Fee which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$97,607	$2,141	$8,012	$8,533	$247	$16	$18,573	$4,413	$139,542
Sub-transfer agency fees	314,015	11,079	158,508	100,980	—	—	434,193	—	1,018,775
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	117,075	6,300	13,667	15,038	306	17	38,422	6,193	197,018
Sub-transfer agency fees	594,777	23,349	338,562	213,464	—	—	949,423	—	2,119,575

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	$126,523	$7,726	$12,293	$14,756	$291	$31	$36,456	$6,833	$204,909
Sub-transfer agency fees	609,132	21,104	335,096	205,652	—	—	967,673	—	2,138,657
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	141,464	9,075	14,276	16,999	260	17	40,156	6,439	228,686
Sub-transfer agency fees	830,197	24,362	450,716	298,666	—	—	1,208,326	—	2,812,267
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	124,075	5,988	10,753	14,553	253	18	31,709	6,178	193,527
Sub-transfer agency fees	676,445	17,675	352,951	244,564	—	—	1,057,718	—	2,349,353
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	126,285	7,802	12,766	16,366	535	18	32,771	5,554	202,097
Sub-transfer agency fees	898,133	24,394	513,151	321,098	—	—	1,270,821	—	3,027,597
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	98,668	6,229	9,179	13,219	143	17	24,887	5,192	157,534
Sub-transfer agency fees	753,090	15,671	400,941	272,421	—	—	1,045,944	—	2,488,067
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	76,257	7,098	10,626	15,058	816	18	23,163	4,358	137,394
Sub-transfer agency fees	931,627	20,309	645,043	312,725	—	—	1,074,492	—	2,984,196
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	38,723	4,262	5,496	8,109	532	16	12,442	3,283	72,863
Sub-transfer agency fees	339,696	6,009	174,904	150,930	—	—	344,522	—	1,016,061
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	193	90	206	90	31	16	143	209	978
Sub-transfer agency fees	5	—	64	—	—	—	227	—	296

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
JPMorgan SmartRetirement Income Fund	$19,074,692	$286,517	$(19,361,209)
JPMorgan SmartRetirement 2020 Fund	—	1,974,276	(1,974,276)
JPMorgan SmartRetirement 2025 Fund	—	2,138,215	(2,138,215)
JPMorgan SmartRetirement 2030 Fund	—	6,954,583	(6,954,583)
JPMorgan SmartRetirement 2035 Fund	—	5,280,731	(5,280,731)
JPMorgan SmartRetirement 2040 Fund	—	5,673,052	(5,673,052)
JPMorgan SmartRetirement 2045 Fund	—	3,423,163	(3,423,163)
JPMorgan SmartRetirement 2050 Fund	—	2,923,884	(2,923,884)
JPMorgan SmartRetirement 2055 Fund	—	859,013	(859,013)
JPMorgan SmartRetirement 2060 Fund	(49)	1,124	(1,075)

The reclassifications for the Funds relate primarily to investments in regulated investment companies and tax attributes acquired as the result of a business combination.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$6,315	$280
JPMorgan SmartRetirement 2020 Fund	22,921	148
JPMorgan SmartRetirement 2025 Fund	25,175	393
JPMorgan SmartRetirement 2030 Fund	29,291	1,250
JPMorgan SmartRetirement 2035 Fund	20,353	2,823
JPMorgan SmartRetirement 2040 Fund	25,252	490
JPMorgan SmartRetirement 2045 Fund	17,287	478
JPMorgan SmartRetirement 2050 Fund	15,209	393
JPMorgan SmartRetirement 2055 Fund	10,600	75
JPMorgan SmartRetirement 2060 Fund	535	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2**	Class R3	Class R4	Class R5*	Class R6
JPMorgan SmartRetirement Income Fund	0.29%	0.94%	0.19%	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.31	0.96	0.21	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2040 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2045 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.32	0.97	0.22	0.75	0.50	0.25	0.10	0.00

*	Prior to November 1, 2016, the contractual expense limitations for Class R5 Shares of SmartRetirement Income Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund and SmartRetirement 2055 Fund, was 0.06%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, respectively.
**	The contractual expense percentage in the table above is in place until at least October 31, 2018. For the Funds’ Class R2 Shares the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets during the period July 1, 2016 through October 31, 2016 as shown in the table below. During the period November 1, 2016 through June 30, 2017 the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses exceeded the percentages shown in the table below. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

JPMorgan SmartRetirement Income Fund	0.54%
JPMorgan SmartRetirement 2020 Fund	0.56
JPMorgan SmartRetirement 2025 Fund	0.57
JPMorgan SmartRetirement 2030 Fund	0.57
JPMorgan SmartRetirement 2035 Fund	0.57
JPMorgan SmartRetirement 2040 Fund	0.57
JPMorgan SmartRetirement 2045 Fund	0.57
JPMorgan SmartRetirement 2050 Fund	0.57
JPMorgan SmartRetirement 2055 Fund	0.57
JPMorgan SmartRetirement 2060 Fund	0.57

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017, except for Class R2 Shares which is in place until at least October 31, 2018. .

The Underlying Funds may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Class Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Funds’ investment in such money market funds.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement Income Fund	$2,647,717	$340,521
JPMorgan SmartRetirement 2020 Fund	6,295,888	147,981
JPMorgan SmartRetirement 2025 Fund	6,126,253	123,430
JPMorgan SmartRetirement 2030 Fund	7,136,153	178,869
JPMorgan SmartRetirement 2035 Fund	5,351,559	253,747
JPMorgan SmartRetirement 2040 Fund	5,723,693	560,602

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement 2045 Fund	$3,892,453	$643,944
JPMorgan SmartRetirement 2050 Fund	3,536,991	1,140,517
JPMorgan SmartRetirement 2055 Fund	993,139	564,130
JPMorgan SmartRetirement 2060 Fund	1,988	25,014

Voluntary Waivers
Service Fees
JPMorgan SmartRetirement Income Fund	$102,657
JPMorgan SmartRetirement 2020 Fund	315,971
JPMorgan SmartRetirement 2025 Fund	284,561
JPMorgan SmartRetirement 2030 Fund	360,825
JPMorgan SmartRetirement 2035 Fund	253,530
JPMorgan SmartRetirement 2040 Fund	257,700
JPMorgan SmartRetirement 2045 Fund	162,478
JPMorgan SmartRetirement 2050 Fund	138,476
JPMorgan SmartRetirement 2055 Fund	50,773

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$453,845,667	$455,526,937	$10,702,405	$6,591,455
JPMorgan SmartRetirement 2020 Fund	1,343,554,799	1,490,976,285	34,191,207	21,202,220
JPMorgan SmartRetirement 2025 Fund	1,537,008,721	1,098,897,618	32,156,908	18,705,285
JPMorgan SmartRetirement 2030 Fund	2,100,365,368	1,908,240,348	68,203,286	39,815,227
JPMorgan SmartRetirement 2035 Fund	1,560,679,448	1,174,172,663	50,072,731	27,760,716
JPMorgan SmartRetirement 2040 Fund	1,512,329,290	1,294,303,035	49,220,777	28,547,165
JPMorgan SmartRetirement 2045 Fund	1,018,995,955	664,927,067	31,997,037	17,315,844
JPMorgan SmartRetirement 2050 Fund	877,614,959	545,328,695	25,734,082	13,943,872
JPMorgan SmartRetirement 2055 Fund	419,060,911	133,065,245	7,904,930	3,429,996
JPMorgan SmartRetirement 2060 Fund	15,267,614	4,643,319	—	—

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$4,010,775,359	$493,388,395	$21,022,054	$472,366,341
JPMorgan SmartRetirement 2020 Fund	6,283,768,882	801,843,127	25,578,206	776,264,921
JPMorgan SmartRetirement 2025 Fund	6,592,366,840	765,756,458	18,711,480	747,044,978
JPMorgan SmartRetirement 2030 Fund	6,942,826,235	1,083,221,617	5,921,015	1,077,300,602
JPMorgan SmartRetirement 2035 Fund	5,218,761,523	731,514,513	3,601,403	727,913,110
JPMorgan SmartRetirement 2040 Fund	5,071,762,678	913,613,945	2,636,083	910,977,862
JPMorgan SmartRetirement 2045 Fund	3,436,640,661	473,522,262	4,747,462	468,774,800
JPMorgan SmartRetirement 2050 Fund	2,838,705,438	393,670,337	3,247,019	390,423,318
JPMorgan SmartRetirement 2055 Fund	958,585,860	95,578,195	1,920,678	93,657,517
JPMorgan SmartRetirement 2060 Fund	10,753,357	432,780	18,674	414,106

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2017 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
JPMorgan SmartRetirement Income Fund	$53,221,278	$—	$53,221,278
JPMorgan SmartRetirement 2020 Fund	159,227,609	39,206,765	198,434,374
JPMorgan SmartRetirement 2025 Fund	146,005,192	57,609,236	203,614,428
JPMorgan SmartRetirement 2030 Fund	154,649,365	58,117,945	212,767,310
JPMorgan SmartRetirement 2035 Fund	105,690,088	46,220,326	151,910,414
JPMorgan SmartRetirement 2040 Fund	102,490,093	52,929,063	155,419,156
JPMorgan SmartRetirement 2045 Fund	63,521,988	34,931,406	98,453,394
JPMorgan SmartRetirement 2050 Fund	52,122,859	29,726,119	81,848,978
JPMorgan SmartRetirement 2055 Fund	14,857,372	7,073,659	21,931,031
JPMorgan SmartRetirement 2060 Fund	40,001	—	40,001

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
JPMorgan SmartRetirement Income Fund	$47,042,087	$7,443,556	$54,485,643
JPMorgan SmartRetirement 2020 Fund	148,462,199	62,247,837	210,710,036
JPMorgan SmartRetirement 2025 Fund	125,449,034	59,843,401	185,292,435
JPMorgan SmartRetirement 2030 Fund	135,322,762	71,805,833	207,128,595
JPMorgan SmartRetirement 2035 Fund	88,141,177	51,933,668	140,074,845
JPMorgan SmartRetirement 2040 Fund	90,542,882	57,897,984	148,440,866
JPMorgan SmartRetirement 2045 Fund	51,930,642	32,384,541	84,315,183
JPMorgan SmartRetirement 2050 Fund	42,572,855	25,066,438	67,639,293
JPMorgan SmartRetirement 2055 Fund	9,419,283	3,381,688	12,800,971

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$513,917	$2,017,325	$471,537,072
JPMorgan SmartRetirement 2020 Fund	1,666,253	44,819,848	775,185,697
JPMorgan SmartRetirement 2025 Fund	1,662,352	46,772,536	745,916,182
JPMorgan SmartRetirement 2030 Fund	2,157,802	47,740,514	1,074,894,365
JPMorgan SmartRetirement 2035 Fund	1,490,507	29,747,892	726,168,896
JPMorgan SmartRetirement 2040 Fund	1,276,358	38,104,043	909,184,294
JPMorgan SmartRetirement 2045 Fund	753,463	23,264,233	467,611,397
JPMorgan SmartRetirement 2050 Fund	753,972	20,613,806	389,453,251
JPMorgan SmartRetirement 2055 Fund	238,664	6,342,513	93,306,924
JPMorgan SmartRetirement 2060 Fund	8,777	11,618	414,106

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark to market of futures contracts.

During the year ended June 30, 2017, the following Funds utilized net capital loss carryforwards as follows:

	Short-Term	Long-Term
JPMorgan SmartRetirement Income Fund	$5,334,847	$2,286,722

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses and net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the Funds deferred to July 1, 2017 specified ordinary losses and net capital losses of:

	Specified Ordinary Losses	Net Capital Loss
		Short-Term
JPMorgan SmartRetirement Income Fund	$724,240	$2,505,921
JPMorgan SmartRetirement 2020 Fund	2,456,272	3,877,745
JPMorgan SmartRetirement 2025 Fund	2,447,699	110,755
JPMorgan SmartRetirement 2030 Fund	—	8,772,590
JPMorgan SmartRetirement 2035 Fund	—	3,930,750

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds each had omnibus accounts which owned more than 10% of the Funds outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	4	30.8%
JPMorgan SmartRetirement 2020 Fund	4	34.8
JPMorgan SmartRetirement 2025 Fund	3	33.7
JPMorgan SmartRetirement 2030 Fund	3	32.2
JPMorgan SmartRetirement 2035 Fund	3	34.4
JPMorgan SmartRetirement 2040 Fund	3	33.7
JPMorgan SmartRetirement 2045 Fund	3	37.5
JPMorgan SmartRetirement 2050 Fund	3	34.9
JPMorgan SmartRetirement 2055 Fund	3	37.9
JPMorgan SmartRetirement 2060 Fund	3	19.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2017, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Commodities Strategy Fund	79.9%
JPMorgan Core Bond Fund	22.5
JPMorgan Core Plus Bond Fund	23.2
JPMorgan Corporate Bond Fund	82.3
JPMorgan Disciplined Equity Fund	62.8
JPMorgan Emerging Economies Fund	70.2
JPMorgan Emerging Markets Strategic Debt Fund	71.6
JPMorgan Emerging Markets Debt Fund	47.8
JPMorgan Emerging Markets Equity Fund	43.9
JPMorgan Growth Advantage Fund	37.7
JPMorgan High Yield Fund	25.8
JPMorgan Inflation Managed Bond Fund	30.2
JPMorgan International Equity Fund	70.8
JPMorgan International Opportunities Fund	87.6
JPMorgan Intrepid America Fund	63.7
JPMorgan Intrepid International Fund	90.5
JPMorgan Mid Cap Equity Fund	49.9
JPMorgan Realty Income Fund	77.1
JPMorgan Small Cap Growth Fund	29.8
JPMorgan Small Cap Value Fund	17.6
JPMorgan U.S. Equity Fund	23.8
JPMorgan Value Advantage Fund	23.3

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On February 15, 2017, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement 2015 Fund (the “Target Fund”) into JPMorgan SmartRetirement Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 23, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I, Class R2, Class R5 and Class R6 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $2,033,935,184 and identified cost of approximately $1,756,426,542 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 23, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement 2015 Fund				$277,508,245
Class A	32,830,376	$598,586,398	$18.23
Class C	1,292,451	23,397,107	18.10
Class I	13,069,016	238,699,040	18.26
Class R2	6,394,102	116,244,140	18.18
Class R5	52,654,087	962,616,760	18.28
Class R6	10,800,952	197,448,962	18.28

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
JPMorgan SmartRetirement Income Fund				$251,636,474
Class A	37,769,816	$687,955,746	$18.21
Class C	1,133,854	20,572,111	18.14
Class I	18,405,223	335,822,553	18.25
Class R2	6,329,836	115,048,596	18.18
Class R3	135,188	2,456,871	18.17
Class R4	1,160	21,166	18.24
Class R5	52,232,908	954,646,988	18.28
Class R6	14,944,926	273,123,565	18.28

Post Reorganization
JPMorgan SmartRetirement Income Fund				$529,144,719
Class A	70,633,176	$1,286,542,144	$18.21
Class C	2,423,412	43,969,218	18.14
Class I	31,487,490	574,521,593	18.25
Class R2	12,725,451	231,292,736	18.18
Class R3	135,188	2,456,871	18.17
Class R4	1,160	21,166	18.24
Class R5	104,901,977	1,917,263,748	18.28
Class R6	25,749,069	470,572,527	18.28

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2017, are as follows:

Net investment income (loss)	$100,746,825
Net realized/unrealized gains (losses)	$220,516,162

Change in net assets resulting from operations	$321,262,987

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since June 23, 2017.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund (each a separate series of JPMorgan Trust I) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, and the financial position of JPMorgan SmartRetirement 2060 Fund (a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 31, 2016 (commencement of operations) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	123

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,054.00	$1.48	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,050.70	4.73	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class I (formerly Select Class)
Actual	1,000.00	1,054.40	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R2
Actual	1,000.00	1,051.60	3.26	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R3
Actual	1,000.00	1,052.20	2.54	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,054.00	1.17	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,054.70	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,055.30	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$1,068.30	$1.59	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class C
Actual	1,000.00	1,064.40	4.91	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class I (formerly Select Class)
Actual	1,000.00	1,068.60	1.08	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R2
Actual	1,000.00	1,066.60	3.33	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R3
Actual	1,000.00	1,066.40	2.56	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,067.90	1.18	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,069.10	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,069.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,078.60	1.65	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,075.40	4.99	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,079.00	1.13	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,077.10	3.40	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,077.60	2.58	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,078.50	1.24	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,079.50	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,080.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2030 Fund
Class A
Actual	1,000.00	1,089.20	1.66	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2030 Fund (continued)
Class C
Actual	$1,000.00	$1,085.90	$5.02	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,090.10	1.14	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,087.70	3.42	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,088.50	2.59	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,089.50	1.19	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,090.50	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,091.10	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,095.70	1.66	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,092.30	5.03	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,095.70	1.14	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,094.10	3.43	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,094.10	2.60	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,095.80	1.25	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,096.90	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,097.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,102.00	1.67	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,098.20	5.05	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2040 Fund (continued)
Class I (formerly Select Class)
Actual	$1,000.00	$1,102.80	$1.15	0.22%
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,100.20	3.44	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,100.90	2.60	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,102.40	1.25	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,103.20	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,103.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,102.30	1.67	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,098.70	5.05	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,103.70	1.15	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,100.90	3.44	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,101.70	2.61	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,103.10	1.25	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,104.20	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,104.20	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,102.60	1.67	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,099.00	5.05	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,102.80	1.15	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2050 Fund (continued)
Class R2
Actual	$1,000.00	$1,100.70	$3.44	0.66%
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,100.80	2.60	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,102.80	1.25	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,103.30	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,103.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,102.80	1.67	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,098.50	5.05	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,102.70	1.15	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,100.70	3.44	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class R3
Actual	1,000.00	1,101.30	2.61	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,102.90	1.20	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,103.70	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,104.20	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

SmartRetirement 2060 Fund
Class A
Actual	1,000.00	1,101.10	1.67	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,098.10	5.05	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I (formerly Select Class)
Actual	1,000.00	1,102.60	1.15	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,100.20	3.70	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

130	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2060 Fund (continued)
Class R3
Actual	$1,000.00	$1,100.50	$2.60	0.50%
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,102.20	1.30	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5 (formerly Institutional Class)
Actual	1,000.00	1,103.30	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,103.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT FUNDS	131

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	12.13%
*JPMorgan SmartRetirement 2015 Fund	11.97
JPMorgan SmartRetirement 2020 Fund	15.46
JPMorgan SmartRetirement 2025 Fund	19.94
JPMorgan SmartRetirement 2030 Fund	23.33
JPMorgan SmartRetirement 2035 Fund	26.25
JPMorgan SmartRetirement 2040 Fund	28.98
JPMorgan SmartRetirement 2045 Fund	29.08
JPMorgan SmartRetirement 2050 Fund	29.05
JPMorgan SmartRetirement 2055 Fund	29.30
JPMorgan SmartRetirement 2060 Fund	31.91

*	Target Fund acquired in Business Combination.

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017:

Long-Term Capital Gain Distribution
*JPMorgan SmartRetirement 2015 Fund	$291,079
JPMorgan SmartRetirement 2020 Fund	39,206,765
JPMorgan SmartRetirement 2025 Fund	57,609,236
JPMorgan SmartRetirement 2030 Fund	58,117,945
JPMorgan SmartRetirement 2035 Fund	46,220,326
JPMorgan SmartRetirement 2040 Fund	52,929,063
JPMorgan SmartRetirement 2045 Fund	34,931,406
JPMorgan SmartRetirement 2050 Fund	29,726,119
JPMorgan SmartRetirement 2055 Fund	7,073,659

*	Target Fund acquired in Business Combination.

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$19,044,504
*JPMorgan SmartRetirement 2015 Fund	12,226,157
JPMorgan SmartRetirement 2020 Fund	73,111,698
JPMorgan SmartRetirement 2025 Fund	82,112,874
JPMorgan SmartRetirement 2030 Fund	97,099,084
JPMorgan SmartRetirement 2035 Fund	73,737,010
JPMorgan SmartRetirement 2040 Fund	78,313,360
JPMorgan SmartRetirement 2045 Fund	48,847,197
JPMorgan SmartRetirement 2050 Fund	40,162,029
JPMorgan SmartRetirement 2055 Fund	11,659,096
JPMorgan SmartRetirement 2060 Fund	36,362

*	Target Fund acquired in Business Combination.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2017 will be disclosed in the semi-annual report for the period ended December 31, 2017.

132	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-SR-617

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2017

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index (New) Return[1]	Broad Based Securities Market Index (Old) Return[1,2]	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2017
JPMorgan SmartRetirement® Blend Income Fund	6.97%	4.95%	5.02%	S&P Target Date Retirement Income Index	$198,902,635

JPMorgan SmartRetirement® Blend 2020 Fund	9.31%	9.84%	9.69%	S&P Target Date 2020 Index	$371,404,833

JPMorgan SmartRetirement® Blend 2025 Fund	11.16%	11.26%	11.02%	S&P Target Date 2025 Index	$355,105,435

JPMorgan SmartRetirement® Blend 2030 Fund	13.03%	12.55%	12.21%	S&P Target Date 2030 Index	$386,192,058

JPMorgan SmartRetirement® Blend 2035 Fund	14.31%	13.85%	13.41%	S&P Target Date 2035 Index	$278,018,874

JPMorgan SmartRetirement® Blend 2040 Fund	15.62%	14.77%	14.26%	S&P Target Date 2040 Index	$299,257,001

JPMorgan SmartRetirement® Blend 2045 Fund	15.65%	15.52%	14.99%	S&P Target Date 2045 Index	$193,524,325

JPMorgan SmartRetirement® Blend 2050 Fund	15.69%	16.24%	15.68%	S&P Target Date 2050 Index	$152,969,071

JPMorgan SmartRetirement® Blend 2055 Fund	15.54%	16.72%	16.16%	S&P Target Date 2055 Index	$57,637,730

JPMorgan SmartRetirement® Blend 2060 Fund**	11.54%	12.60%	12.01%	S&P Target Date 2060+ Index	$2,242,389

[1]

On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Funds, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Indices previously used by the Funds were comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return) (the “Old Index”). Effective June 1, 2017, the S&P Target Date Retirement Indices used by the Funds was comprised of underlying indices of securities (the “New Index”). In addition, the Old Indices have been discontinued. As a result, performance for the New Indices prior to June 1, 2017 will be linked to an S&P Target Date Retirement Index that was comprised of ETFs that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of each Funds’ S&P Target Date Retirement Index did not change and there was no change in each Fund’s investment strategies as a result of the change.

[2]

Performance for the old indices was calculated for the period July 1, 2016 to May 31, 2017. The Old Index for the JPMorgan SmartRetirement Blend 2060 Fund was calculated for the period from inception on August 31, 2016 to May 31, 2017.

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Performance is based on the period from Fund inception on August 31, 2016 to June 30, 2017.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	52.7%
U.S. Equity	21.5
International Equity	12.4
Short-Term Investment	9.2
Alternative Assets	3.8
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	48.2%
U.S. Equity	28.9
International Equity	16.6
Alternative Assets	3.8
Short-Term Investment	2.2
U.S. Treasury Obligation	0.3

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	39.6%
U.S. Equity	34.1
International Equity	20.4
Alternative Assets	3.7
Short-Term Investment	1.8
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	40.1%
Fixed Income	29.6
International Equity	24.0
Alternative Assets	4.2
Short-Term Investment	1.7
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	44.6%
International Equity	26.7
Fixed Income	21.9
Alternative Assets	4.6
Short-Term Investment	1.8
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	48.4%
International Equity	29.0
Fixed Income	14.4
Alternative Assets	5.1
Short-Term Investment	2.7
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	49.7%
International Equity	29.5
Fixed Income	12.8
Alternative Assets	5.2
Short-Term Investment	2.4
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	49.7%
International Equity	29.5
Fixed Income	13.5
Alternative Assets	5.2
Short-Term Investment	1.7
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	49.6%
International Equity	29.5
Fixed Income	13.1
Alternative Assets	5.2
Short-Term Investment	2.1
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	52.0%
International Equity	31.4
Fixed Income	10.6
Alternative Assets	5.2
Short-Term Investment	0.8

*	The percentages indicated are based on total investments as of June 30, 2017. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Emerging market equities generally outperformed developed market equities during the reporting period.

While emerging market bonds and high yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

Notably, U.S. financial market volatility remained low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the Standard & Poor’s 500 Index to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The JPMorgan SmartRetirement Blend 2060 Fund underperformed its S&P Target Date Index for the period from Fund inception on August 31, 2016 to June 30, 2017. Class R6 shares of the SmartRetirement Blend Income Fund, the SmartRetirement Blend 2030 Fund, the SmartRetirement 2035 Fund, the SmartRetirement Blend 2040 Fund and the SmartRetirement Blend 2045 Fund outperformed their respective new S&P Target Date indexes for the twelve month reporting period. Class R6 shares of the SmartRetirement Blend 2020 Fund, the SmartRetirement Blend 2025 Fund, the SmartRetirement Blend 2050 Fund and the SmartRetirement

Blend 2055 underperformed their respective new S&P Target Date Indexes for the twelve month period.

The Funds’ investments in the JPMorgan High Yield Fund and JPMorgan Realty Income detracted from performance relative to their respective new indexes. However, the Funds’ investments in the JPMorgan Emerging Economies Fund and JPMorgan Emerging Markets Equity Fund made positive contributions to relative performance.

The Funds’ strategic allocations to underlying funds that invested in emerging markets equities and high yield debt made a positive contribution to the Funds’ absolute performance, while their lower strategic allocations to U.S. equity and international developed equity detracted from absolute performance. From a tactical perspective, the Funds’ positioning in emerging markets debt detracted from absolute performance, while the Funds’ overweight positions in high yield debt contributed to performance.

Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		1.70%	1.49%	3.93%
Without Sales Charge		6.51	3.06	4.90
CLASS C SHARES	July 2, 2012
With CDSC**		4.99	2.48	4.29
Without CDSC		5.99	2.48	4.29
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	6.70	3.26	5.07
CLASS R2 SHARES	July 2, 2012	6.18	2.80	4.63
CLASS R3 SHARES	May 31, 2017	6.42	3.10	4.93
CLASS R4 SHARES	May 31, 2017	6.68	3.36	5.19
CLASS R5 SHARES	July 2, 2012	6.94	3.46	5.28
CLASS R6 SHARES	July 2, 2012	6.97	3.50	5.33

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index (New). S&P Target Date Retirement Income Index (Old) and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index (New) and S&P Target Date Retirement Income Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date Retirement Income Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date Retirement Income Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date Retirement Income Index (Old) was discontinued. As a result, performance for the S&P Target Date Retirement Income Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		3.90%	2.48%	6.12%
Without Sales Charge		8.77	4.07	7.10
CLASS C SHARES	July 2, 2012
With CDSC**		7.24	3.47	6.48
Without CDSC		8.24	3.47	6.48
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	9.05	4.25	7.29
CLASS R2 SHARES	July 2, 2012	8.57	3.81	6.84
CLASS R3 SHARES	May 31, 2017	8.76	4.10	7.14
CLASS R4 SHARES	May 31, 2017	9.04	4.36	7.41
CLASS R5 SHARES	July 2, 2012	9.22	4.46	7.49
CLASS R6 SHARES	July 2, 2012	9.31	4.52	7.55

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index (New). S&P Target Date 2020 Index (Old) and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index (New) and S&P Target Date 2020 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2020 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2020 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2020 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2020 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		5.63%	2.97%	7.07%
Without Sales Charge		10.62	4.57	8.07
CLASS C SHARES	July 2, 2012
With CDSC**		9.08	3.98	7.44
Without CDSC		10.08	3.98	7.44
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	10.90	4.75	8.25
CLASS R2 SHARES	July 2, 2012	10.35	4.29	7.79
CLASS R3 SHARES	May 31, 2017	10.66	4.61	8.12
CLASS R4 SHARES	May 31, 2017	10.94	4.88	8.39
CLASS R5 SHARES	July 2, 2012	11.07	4.93	8.46
CLASS R6 SHARES	July 2, 2012	11.16	5.02	8.52

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index (New). S&P Target Date 2025 Index (Old) and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index (New) and S&P Target Date 2025 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2025 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2025 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2025 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2025 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		7.42%	3.38%	7.90%
Without Sales Charge		12.48	4.98	8.91
CLASS C SHARES	July 2, 2012
With CDSC**		10.93	4.37	8.27
Without CDSC		11.93	4.37	8.27
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	12.77	5.16	9.09
CLASS R2 SHARES	July 2, 2012	12.20	4.70	8.63
CLASS R3 SHARES	May 31, 2017	12.48	5.01	8.94
CLASS R4 SHARES	May 31, 2017	12.76	5.27	9.21
CLASS R5 SHARES	July 2, 2012	12.94	5.35	9.29
CLASS R6 SHARES	July 2, 2012	13.03	5.43	9.36

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index (New). S&P Target Date 2030 Index (Old) and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index (New) and S&P Target Date 2030 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2030 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2030 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2030 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2030 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		8.63%	3.65%	8.54%
Without Sales Charge		13.75	5.25	9.55
CLASS C SHARES	July 2, 2012
With CDSC**		12.15	4.64	8.91
Without CDSC		13.15	4.64	8.91
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	13.99	5.42	9.73
CLASS R2 SHARES	July 2, 2012	13.42	4.97	9.27
CLASS R3 SHARES	May 31, 2017	13.75	5.28	9.59
CLASS R4 SHARES	May 31, 2017	14.04	5.55	9.86
CLASS R5 SHARES	July 2, 2012	14.21	5.62	9.95
CLASS R6 SHARES	July 2, 2012	14.31	5.70	10.01

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index (New). S&P Target Date 2035 Index (Old) and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index (New) and S&P Target Date 2035 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2035 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2035 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2035 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2035 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		9.86%	3.91%	8.95%
Without Sales Charge		15.06	5.51	9.96
CLASS C SHARES	July 2, 2012
With CDSC**		13.49	4.92	9.33
Without CDSC		14.49	4.92	9.33
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	15.35	5.72	10.15
CLASS R2 SHARES	July 2, 2012	14.78	5.24	9.68
CLASS R3 SHARES	May 31, 2017	15.06	5.56	10.00
CLASS R4 SHARES	May 31, 2017	15.35	5.83	10.28
CLASS R5 SHARES	July 2, 2012	15.52	5.90	10.36
CLASS R6 SHARES	July 2, 2012	15.62	5.97	10.42

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index (New). S&P Target Date 2040 Index (Old) and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index (New) and S&P Target Date 2040 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2040 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2040 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2040 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2040 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		9.93%	3.94%	8.94%
Without Sales Charge		15.09	5.55	9.96
CLASS C SHARES	July 2, 2012
With CDSC**		13.48	4.95	9.31
Without CDSC		14.48	4.95	9.31
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	15.33	5.73	10.13
CLASS R2 SHARES	July 2, 2012	14.76	5.26	9.67
CLASS R3 SHARES	May 31, 2017	15.04	5.57	9.98
CLASS R4 SHARES	May 31, 2017	15.33	5.84	10.26
CLASS R5 SHARES	July 2, 2012	15.49	5.92	10.34
CLASS R6 SHARES	July 2, 2012	15.65	6.01	10.42

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index (New). S&P Target Date 2045 Index (Old) and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index (New) and S&P Target Date 2045 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2045 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2045 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2045 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2045 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		9.97%	3.92%	8.95%
Without Sales Charge		15.13	5.53	9.97
CLASS C SHARES	July 2, 2012
With CDSC**		13.52	4.93	9.32
Without CDSC		14.52	4.93	9.32
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	15.43	5.74	10.16
CLASS R2 SHARES	July 2, 2012	14.80	5.27	9.69
CLASS R3 SHARES	May 31, 2017	15.14	5.58	10.01
CLASS R4 SHARES	May 31, 2017	15.42	5.85	10.28
CLASS R5 SHARES	July 2, 2012	15.58	5.94	10.36
CLASS R6 SHARES	July 2, 2012	15.69	6.00	10.43

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index (New). S&P Target Date 2050 Index (Old) and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index (New) and S&P Target Date 2050 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2050 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2050 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2050 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		9.80%	3.98%	8.88%
Without Sales Charge		14.98	5.59	9.89
CLASS C SHARES	July 2, 2012
With CDSC**		13.43	4.98	9.25
Without CDSC		14.43	4.98	9.25
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	15.28	5.80	10.08
CLASS R2 SHARES	July 2, 2012	14.70	5.33	9.62
CLASS R3 SHARES	May 31, 2017	14.93	5.63	9.92
CLASS R4 SHARES	May 31, 2017	15.21	5.89	10.20
CLASS R5 SHARES	July 2, 2012	15.49	5.97	10.29
CLASS R6 SHARES	July 2, 2012	15.54	6.04	10.35

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index (New). S&P Target Date 2055 Index (Old) and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index (New) and S&P Target Date 2055 Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2055 Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2055 Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2055 Index (Old) was discontinued. As a result, performance for the S&P Target Date 2055 Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

PERIOD ENDED JUNE 30, 2017 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	August 31, 2016
With Sales Charge**		6.06%
Without Sales Charge		11.08
CLASS C SHARES	August 31, 2016
With CDSC***		9.65
Without CDSC		10.65
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	August 31, 2016	11.31
CLASS R2 SHARES	August 31, 2016	10.86
CLASS R3 SHARES	May 31, 2017	11.12
CLASS R4 SHARES	May 31, 2017	11.35
CLASS R5 SHARES	August 31, 2016	11.47
CLASS R6 SHARES	August 31, 2016	11.54

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index (New). S&P Target Date 2060+ Index (Old) and the Lipper Mixed-Asset Target 2055+ Funds Index from August 31, 2016 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index (New) and S&P Target Date 2060+ Index (Old) does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except the S&P Target Date 2060+ Index (Old) was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index (Old) was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2060+ Index (New) used by the Fund is comprised of underlying indices of securities. Effective May 31, 2017, the S&P Target Date 2060+ Index (Old) was discontinued. As a result, performance for the S&P Target Date 2060+ Index (New) prior to June 1, 2017 is linked to an S&P Target Date Retirement Index that is comprised of ETFs that are not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

PERIOD ENDED JUNE 30, 2017 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 55.1%
	Fixed Income — 23.2%
285,027	iShares Core U.S. Aggregate Bond Fund	31,213,307
130,734	iShares TIPS Bond Fund	14,829,157

	Total Fixed Income	46,042,464

	International Equity — 10.5%
288,369	iShares Core MSCI EAFE Fund	17,558,789
67,135	iShares Core MSCI Emerging Markets Fund	3,359,435

	Total International Equity	20,918,224

	U.S. Equity — 21.4%
21,113	iShares Russell 2000 Fund	2,975,244
23,745	iShares Russell Mid-Cap Fund	4,561,652
157,869	Vanguard S&P 500 Fund	35,056,390

	Total U.S. Equity	42,593,286

	Total Exchange-Traded Funds (Cost $98,976,529)	109,553,974

Investment Companies — 34.8% (b)
	Alternative Assets — 3.8%
336,279	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	2,918,898
351,500	JPMorgan Realty Income Fund, Class R6 Shares	4,601,140

	Total Alternative Assets	7,520,038

	Fixed Income — 29.2%
2,502,370	JPMorgan Core Bond Fund, Class R6 Shares	29,102,567
529,894	JPMorgan Corporate Bond Fund, Class R6 Shares	5,373,122
456,759	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3,759,128
210,418	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	1,754,888
537,802	JPMorgan Floating Rate Income Fund, Class R6 Shares	5,060,719
1,766,633	JPMorgan High Yield Fund, Class R6 Shares	13,143,747

	Total Fixed Income	58,194,171

	International Equity — 1.8%
125,485	JPMorgan Emerging Economies Fund, Class R6 Shares	1,658,917
72,355	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,866,028

	Total International Equity	3,524,945

	Total Investment Companies (Cost $68,378,669)	69,239,154

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.3%
695,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $694,055)	693,285

SHARES
Short-Term Investment — 9.2%
	Investment Company — 9.2%
18,311,866	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $18,311,866)	18,311,866

	Total Investments — 99.4% (Cost $186,361,119)	197,798,279
	Other Assets in Excess of Liabilities — 0.6%	1,104,356

	NET ASSETS — 100.0%	$198,902,635

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	TOPIX Index	09/07/17	JPY	$2,013,739	$11,511
40	10 Year Australian Government Bond	09/15/17	AUD	3,973,962	(65,108)
7	E-mini S&P 500 Index	09/15/17	USD	847,315	(2,239)
37	Euro STOXX 50 Index	09/15/17	EUR	1,452,249	(42,248)
40	Mini MSCI Emerging Markets Index	09/15/17	USD	2,016,600	8,557
8	Mini Russell 2000 Index	09/15/17	USD	565,720	(541)
10	10 Year U.S. Treasury Note	09/20/17	USD	1,255,312	(2,983)
9	SPI 200 Index	09/21/17	AUD	976,374	(8,061)
	Short Futures Outstanding
(27)	Euro Bund	09/07/17	EUR	(4,991,755)	79,247
(10)	FTSE 100 Index	09/15/17	GBP	(943,873)	19,184
(9)	10 Year Canadian Government Bond	09/20/17	CAD	(975,440)	26,069
(15)	Long Gilt	09/27/17	GBP	(2,453,230)	40,455
(10)	5 Year U.S. Treasury Note	09/29/17	USD	(1,178,359)	2,557

					$66,400

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 63.3%
	Fixed Income — 20.3%
558,834	iShares Core U.S. Aggregate Bond Fund	61,197,911
123,813	iShares TIPS Bond Fund	14,044,109

	Total Fixed Income	75,242,020

	International Equity — 14.3%
737,125	iShares Core MSCI EAFE Fund	44,883,541
167,367	iShares Core MSCI Emerging Markets Fund	8,375,045

	Total International Equity	53,258,586

	U.S. Equity — 28.7%
53,008	iShares Russell 2000 Fund	7,469,887
60,183	iShares Russell Mid-Cap Fund	11,561,756
394,559	Vanguard S&P 500 Fund	87,615,772

	Total U.S. Equity	106,647,415

	Total Exchange-Traded Funds (Cost $212,613,434)	235,148,021

Investment Companies — 33.6% (b)
	Alternative Assets — 3.8%
305,459	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	2,651,383
870,500	JPMorgan Realty Income Fund, Class R6 Shares	11,394,844

	Total Alternative Assets	14,046,227

	Fixed Income — 27.7%
4,789,128	JPMorgan Core Bond Fund, Class R6 Shares	55,697,555
1,001,976	JPMorgan Corporate Bond Fund, Class R6 Shares	10,160,036
696,025	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	5,728,282
422,703	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,525,344
489,770	JPMorgan Floating Rate Income Fund, Class R6 Shares	4,608,731
3,095,292	JPMorgan High Yield Fund, Class R6 Shares	23,028,971

	Total Fixed Income	102,748,919

	International Equity — 2.1%
296,783	JPMorgan Emerging Economies Fund, Class R6 Shares	3,923,470
157,728	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,067,802

	Total International Equity	7,991,272

	Total Investment Companies (Cost $122,978,705)	124,786,418

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.3%
1,385,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $1,383,637)	1,381,582

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
7,999,290	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $7,999,290)	7,999,290

	Total Investments — 99.4% (Cost $344,975,066)	369,315,311
	Other Assets in Excess of Liabilities — 0.6%	2,089,522

	NET ASSETS — 100.0%	$371,404,833

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
25	TOPIX Index	09/07/17	JPY	$3,595,962	$31,355
73	10 Year Australian Government Bond	09/15/17	AUD	7,252,480	(118,763)
24	E-mini S&P 500 Index	09/15/17	USD	2,905,080	(9,031)
61	Euro STOXX 50 Index	09/15/17	EUR	2,394,249	(75,182)
72	Mini MSCI Emerging Markets Index	09/15/17	USD	3,629,880	34,191
16	Mini Russell 2000 Index	09/15/17	USD	1,131,440	(4,401)
26	10 Year U.S. Treasury Note	09/20/17	USD	3,263,812	(7,768)
16	SPI 200 Index	09/21/17	AUD	1,735,776	(23,765)
	Short Futures Outstanding
(50)	Euro Bund	09/07/17	EUR	(9,243,991)	158,999
(17)	FTSE 100 Index	09/15/17	GBP	(1,604,584)	39,531
(13)	10 Year Canadian Government Bond	09/20/17	CAD	(1,408,968)	37,875
(28)	Long Gilt	09/27/17	GBP	(4,579,362)	76,936
(20)	5 Year U.S. Treasury Note	09/29/17	USD	(2,356,719)	5,114

					$145,091

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 66.9%
	Fixed Income — 15.4%
479,755	iShares Core U.S. Aggregate Bond Fund	52,537,970
18,591	iShares TIPS Bond Fund	2,108,777

	Total Fixed Income	54,646,747

	International Equity — 17.7%
864,689	iShares Core MSCI EAFE Fund	52,650,913
201,423	iShares Core MSCI Emerging Markets Fund	10,079,207

	Total International Equity	62,730,120

	U.S. Equity — 33.8%
67,117	iShares Russell 2000 Fund	9,458,128
70,909	iShares Russell Mid-Cap Fund	13,622,328
436,243	Vanguard S&P 500 Fund	96,872,121

	Total U.S. Equity	119,952,577

	Total Exchange-Traded Funds (Cost $212,806,918)	237,329,444

Investment Companies — 30.0% (b)
	Alternative Assets — 3.7%
22,646	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	196,570
974,914	JPMorgan Realty Income Fund, Class R6 Shares	12,761,630

	Total Alternative Assets	12,958,200

	Fixed Income — 23.8%
4,033,717	JPMorgan Core Bond Fund, Class R6 Shares	46,912,132
895,215	JPMorgan Corporate Bond Fund, Class R6 Shares	9,077,483
604,620	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	4,976,022
374,629	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,124,406
45,940	JPMorgan Floating Rate Income Fund, Class R6 Shares	432,293
2,681,951	JPMorgan High Yield Fund, Class R6 Shares	19,953,713

	Total Fixed Income	84,476,049

	International Equity — 2.5%
302,486	JPMorgan Emerging Economies Fund, Class R6 Shares	3,998,864
195,337	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,037,741

	Total International Equity	9,036,605

	Total Investment Companies (Cost $104,791,905)	106,470,854

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
1,495,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $1,493,462)	1,491,310

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
6,497,453	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $6,497,453)	6,497,453

	Total Investments — 99.1% (Cost $325,589,738)	351,789,061
	Other Assets in Excess of Liabilities — 0.9%	3,316,374

	NET ASSETS — 100.0%	$355,105,435

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	TOPIX Index	09/07/17	JPY	$3,452,124	$30,589
69	10 Year Australian Government Bond	09/15/17	AUD	6,855,083	(112,303)
70	E-mini S&P 500 Index	09/15/17	USD	8,473,150	(26,340)
70	Euro STOXX 50 Index	09/15/17	EUR	2,747,499	(83,638)
75	Mini MSCI Emerging Markets Index	09/15/17	USD	3,781,125	35,615
14	Mini Russell 2000 Index	09/15/17	USD	990,010	(3,849)
33	10 Year U.S. Treasury Note	09/20/17	USD	4,142,531	(9,854)
14	SPI 200 Index	09/21/17	AUD	1,518,804	(20,789)
	Short Futures Outstanding
(47)	Euro Bund	09/07/17	EUR	(8,689,352)	149,445
(15)	FTSE 100 Index	09/15/17	GBP	(1,415,810)	34,903
(13)	10 Year Canadian Government Bond	09/20/17	CAD	(1,408,968)	37,875
(27)	Long Gilt	09/27/17	GBP	(4,415,813)	74,579
(19)	2 Year U.S. Treasury Note	09/29/17	USD	(4,106,078)	6,195
(13)	5 Year U.S. Treasury Note	09/29/17	USD	(1,531,867)	3,324

					$115,752

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 70.8%
	Fixed Income — 10.5%
370,239	iShares Core U.S. Aggregate Bond Fund	40,544,873

	International Equity — 20.6%
1,096,466	iShares Core MSCI EAFE Fund	66,763,815
255,099	iShares Core MSCI Emerging Markets Fund	12,765,154

	Total International Equity	79,528,969

	U.S. Equity — 39.7%
88,176	iShares Russell 2000 Fund	12,425,762
93,159	iShares Russell Mid-Cap Fund	17,896,775
554,787	Vanguard S&P 500 Fund	123,196,001

	Total U.S. Equity	153,518,538

	Total Exchange-Traded Funds (Cost $243,110,840)	273,592,380

Investment Companies — 26.1% (b)
	Alternative Assets — 4.1%
1,218,595	JPMorgan Realty Income Fund, Class R6 Shares	15,951,410

	Fixed Income — 18.8%
3,304,887	JPMorgan Core Bond Fund, Class R6 Shares	38,435,842
728,139	JPMorgan Corporate Bond Fund, Class R6 Shares	7,383,326
537,758	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	4,425,751
384,628	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	3,207,797
2,560,095	JPMorgan High Yield Fund, Class R6 Shares	19,047,105

	Total Fixed Income	72,499,821

	International Equity — 3.2%
416,621	JPMorgan Emerging Economies Fund, Class R6 Shares	5,507,735
262,115	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6,759,936

	Total International Equity	12,267,671

	Total Investment Companies (Cost $98,479,164)	100,718,902

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
1,605,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $1,603,275)	1,601,039

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
6,383,315	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $6,383,315)	6,383,315

	Total Investments — 99.0% (Cost $349,576,594)	382,295,636
	Other Assets in Excess of Liabilities — 1.0%	3,896,422

	NET ASSETS — 100.0%	$386,192,058

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
26	TOPIX Index	09/07/17	JPY	$3,739,801	$32,955
76	10 Year Australian Government Bond	09/15/17	AUD	7,550,527	(120,462)
75	E-mini S&P 500 Index	09/15/17	USD	9,078,375	(28,220)
66	Euro STOXX 50 Index	09/15/17	EUR	2,590,499	(81,340)
80	Mini MSCI Emerging Markets Index	09/15/17	USD	4,033,200	37,990
12	Mini Russell 2000 Index	09/15/17	USD	848,580	(3,299)
38	10 Year U.S. Treasury Note	09/20/17	USD	4,770,188	(11,349)
16	SPI 200 Index	09/21/17	AUD	1,735,776	(23,765)
	Short Futures Outstanding
(52)	Euro Bund	09/07/17	EUR	(9,613,751)	165,372
(17)	FTSE 100 Index	09/15/17	GBP	(1,604,585)	39,531
(14)	10 Year Canadian Government Bond	09/20/17	CAD	(1,517,350)	40,788
(29)	Long Gilt	09/27/17	GBP	(4,742,911)	79,332
(21)	2 Year U.S. Treasury Note	09/29/17	USD	(4,538,297)	6,848
(3)	5 Year U.S. Treasury Note	09/29/17	USD	(353,508)	767

					$135,148

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 74.1%
	Fixed Income — 6.8%
171,619	iShares Core U.S. Aggregate Bond Fund	18,793,996

	International Equity — 23.0%
879,461	iShares Core MSCI EAFE Fund	53,550,380
207,086	iShares Core MSCI Emerging Markets Fund	10,362,584

	Total International Equity	63,912,964

	U.S. Equity — 44.3%
68,341	iShares Russell 2000 Fund	9,630,614
73,218	iShares Russell Mid-Cap Fund	14,065,910
448,621	Vanguard S&P 500 Fund	99,620,779

	Total U.S. Equity	123,317,303

	Total Exchange-Traded Funds (Cost $183,355,304)	206,024,263

Investment Companies — 23.1% (b)
	Alternative Assets — 4.6%
969,939	JPMorgan Realty Income Fund, Class R6 Shares	12,696,500

	Fixed Income — 15.0%
1,740,693	JPMorgan Core Bond Fund, Class R6 Shares	20,244,264
314,163	JPMorgan Corporate Bond Fund, Class R6 Shares	3,185,616
332,168	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,733,742
271,077	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2,260,781
1,786,821	JPMorgan High Yield Fund, Class R6 Shares	13,293,945

	Total Fixed Income	41,718,348

	International Equity — 3.5%
331,915	JPMorgan Emerging Economies Fund, Class R6 Shares	4,387,914
208,564	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,378,862

	Total International Equity	9,766,776

	Total Investment Companies (Cost $62,452,577)	64,181,624

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.5%
1,190,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $1,188,707)	1,187,063

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
5,097,220	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $5,097,220)	5,097,220

	Total Investments — 99.5% (Cost $252,093,808)	276,490,170
	Other Assets in Excess of Liabilities — 0.5%	1,528,704

	NET ASSETS — 100.0%	$278,018,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
18	TOPIX Index	09/07/17	JPY	$2,589,093	$22,985
54	10 Year Australian Government Bond	09/15/17	AUD	5,364,848	(85,812)
53	E-mini S&P 500 Index	09/15/17	USD	6,415,385	(19,943)
55	Euro STOXX 50 Index	09/15/17	EUR	2,158,749	(65,763)
59	Mini MSCI Emerging Markets Index	09/15/17	USD	2,974,485	28,018
13	Mini Russell 2000 Index	09/15/17	USD	919,295	(3,575)
30	10 Year U.S. Treasury Note	09/20/17	USD	3,765,937	(11,777)
11	SPI 200 Index	09/21/17	AUD	1,193,346	(16,326)
	Short Futures Outstanding
(37)	Euro Bund	09/07/17	EUR	(6,840,553)	117,742
(12)	FTSE 100 Index	09/15/17	GBP	(1,132,648)	27,999
(10)	10 Year Canadian Government Bond	09/20/17	CAD	(1,083,822)	29,135
(21)	Long Gilt	09/27/17	GBP	(3,434,521)	57,840
(14)	2 Year U.S. Treasury Note	09/29/17	USD	(3,025,531)	4,565
(3)	5 Year U.S. Treasury Note	09/29/17	USD	(353,508)	767

					$85,855

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 77.0%
	Fixed Income — 3.6%
99,581	iShares Core U.S. Aggregate Bond Fund	10,905,115

	International Equity — 25.0%
1,035,277	iShares Core MSCI EAFE Fund	63,038,016
237,425	iShares Core MSCI Emerging Markets Fund	11,880,747

	Total International Equity	74,918,763

	U.S. Equity — 48.4%
79,425	iShares Russell 2000 Fund	11,192,571
88,625	iShares Russell Mid-Cap Fund	17,025,749
524,747	Vanguard S&P 500 Fund	116,525,319

	Total U.S. Equity	144,743,639

	Total Exchange-Traded Funds (Cost $205,701,764)	230,567,517

Investment Companies — 19.8% (b)
	Alternative Assets — 5.1%
1,165,987	JPMorgan Realty Income Fund, Class R6 Shares	15,262,776

	Fixed Income — 10.8%
1,073,387	JPMorgan Core Bond Fund, Class R6 Shares	12,483,488
199,352	JPMorgan Corporate Bond Fund, Class R6 Shares	2,021,429
267,227	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,199,276
267,630	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2,232,035
1,781,822	JPMorgan High Yield Fund, Class R6 Shares	13,256,754

	Total Fixed Income	32,192,982

	International Equity — 3.9%
407,860	JPMorgan Emerging Economies Fund, Class R6 Shares	5,391,913
246,259	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	6,351,009

	Total International Equity	11,742,922

	Total Investment Companies (Cost $57,408,960)	59,198,680

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
1,305,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $1,303,414)	1,301,780

SHARES
Short-Term Investment — 2.7%
	Investment Company — 2.7%
7,943,009	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $7,943,009)	7,943,009

	Total Investments — 99.9% (Cost $272,357,147)	299,010,986
	Other Assets in Excess of Liabilities — 0.1%	246,015

	NET ASSETS — 100.0%	$299,257,001

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	TOPIX Index	09/07/17	JPY	$2,876,770	$25,433
59	10 Year Australian Government Bond	09/15/17	AUD	5,861,593	(93,817)
60	E-mini S&P 500 Index	09/15/17	USD	7,262,700	(22,577)
60	Euro STOXX 50 Index	09/15/17	EUR	2,354,999	(71,721)
69	Mini MSCI Emerging Markets Index	09/15/17	USD	3,478,635	32,767
13	Mini Russell 2000 Index	09/15/17	USD	919,295	(3,575)
34	10 Year U.S. Treasury Note	09/20/17	USD	4,268,063	(14,286)
12	SPI 200 Index	09/21/17	AUD	1,301,832	(17,814)
	Short Futures Outstanding
(40)	Euro Bund	09/07/17	EUR	(7,395,193)	127,127
(13)	FTSE 100 Index	09/15/17	GBP	(1,227,035)	30,300
(10)	10 Year Canadian Government Bond	09/20/17	CAD	(1,083,822)	29,135
(23)	Long Gilt	09/27/17	GBP	(3,761,619)	63,546
(16)	2 Year U.S. Treasury Note	09/29/17	USD	(3,457,750)	5,217

					$89,735

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 77.4%
	Fixed Income — 2.8%
50,157	iShares Core U.S. Aggregate Bond Fund	5,492,693

	International Equity — 25.3%
676,180	iShares Core MSCI EAFE Fund	41,172,600
155,625	iShares Core MSCI Emerging Markets Fund	7,787,475

	Total International Equity	48,960,075

	U.S. Equity — 49.3%
52,868	iShares Russell 2000 Fund	7,450,159
56,818	iShares Russell Mid-Cap Fund	10,915,306
346,862	Vanguard S&P 500 Fund	77,024,176

	Total U.S. Equity	95,389,641

	Total Exchange-Traded Funds (Cost $135,560,296)	149,842,409

Investment Companies — 18.9% (b)
	Alternative Assets — 5.2%
763,635	JPMorgan Realty Income Fund, Class R6 Shares	9,995,987

	Fixed Income — 9.8%
586,575	JPMorgan Core Bond Fund, Class R6 Shares	6,821,872
96,562	JPMorgan Corporate Bond Fund, Class R6 Shares	979,138
175,244	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,442,257
157,533	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	1,313,829
1,135,567	JPMorgan High Yield Fund, Class R6 Shares	8,448,620

	Total Fixed Income	19,005,716

	International Equity — 3.9%
266,620	JPMorgan Emerging Economies Fund, Class R6 Shares	3,524,716
156,094	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,025,657

	Total International Equity	7,550,373

	Total Investment Companies (Cost $35,481,274)	36,552,076

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
835,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $834,088)	832,939

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
4,600,317	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $4,600,317)	4,600,317

	Total Investments — 99.1% (Cost $176,475,975)	191,827,741
	Other Assets in Excess of Liabilities — 0.9%	1,696,584

	NET ASSETS — 100.0%	$193,524,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	TOPIX Index	09/07/17	JPY	$1,869,900	$16,223
38	10 Year Australian Government Bond	09/15/17	AUD	3,775,263	(60,832)
36	E-mini S&P 500 Index	09/15/17	USD	4,357,620	(13,545)
35	Euro STOXX 50 Index	09/15/17	EUR	1,373,750	(43,140)
48	Mini MSCI Emerging Markets Index	09/15/17	USD	2,419,920	22,796
5	Mini Russell 2000 Index	09/15/17	USD	353,575	(1,377)
22	10 Year U.S. Treasury Note	09/20/17	USD	2,761,687	(11,260)
7	SPI 200 Index	09/21/17	AUD	759,402	(10,375)
2	5 Year U.S. Treasury Note	09/29/17	USD	235,672	(520)
	Short Futures Outstanding
(26)	Euro Bund	09/07/17	EUR	(4,806,875)	82,586
(10)	FTSE 100 Index	09/15/17	GBP	(943,873)	23,396
(6)	10 Year Canadian Government Bond	09/20/17	CAD	(650,293)	17,481
(14)	Long Gilt	09/27/17	GBP	(2,289,681)	38,869
(9)	2 Year U.S. Treasury Note	09/29/17	USD	(1,944,984)	2,935

					$63,237

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 78.4%
	Fixed Income — 3.3%
45,555	iShares Core U.S. Aggregate Bond Fund	4,988,728

	International Equity — 25.5%
539,040	iShares Core MSCI EAFE Fund	32,822,146
124,800	iShares Core MSCI Emerging Markets Fund	6,244,992

	Total International Equity	39,067,138

	U.S. Equity — 49.6%
42,257	iShares Russell 2000 Fund	5,954,856
45,004	iShares Russell Mid-Cap Fund	8,645,719
276,187	Vanguard S&P 500 Fund	61,330,085

	Total U.S. Equity	75,930,660

	Total Exchange-Traded Funds (Cost $108,527,030)	119,986,526

Investment Companies — 19.4% (b)
	Alternative Assets — 5.2%
603,781	JPMorgan Realty Income Fund, Class R6 Shares	7,903,498

	Fixed Income — 10.3%
497,146	JPMorgan Core Bond Fund, Class R6 Shares	5,781,803
115,329	JPMorgan Corporate Bond Fund, Class R6 Shares	1,169,440
112,921	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	929,337
139,789	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	1,165,842
900,463	JPMorgan High Yield Fund, Class R6 Shares	6,699,449

	Total Fixed Income	15,745,871

	International Equity — 3.9%
201,047	JPMorgan Emerging Economies Fund, Class R6 Shares	2,657,841
129,691	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,344,739

	Total International Equity	6,002,580

	Total Investment Companies (Cost $28,832,941)	29,651,949

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
645,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $644,251)	643,408

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
2,574,614	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $2,574,614)	2,574,614

	Total Investments — 99.9% (Cost $140,578,836)	152,856,497
	Other Assets in Excess of Liabilities — 0.1%	112,574

	NET ASSETS — 100.0%	$152,969,071

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	TOPIX Index	09/07/17	JPY	$1,438,385	$12,614
30	10 Year Australian Government Bond	09/15/17	AUD	2,980,471	(47,856)
28	E-mini S&P 500 Index	09/15/17	USD	3,389,260	(10,537)
30	Euro STOXX 50 Index	09/15/17	EUR	1,177,499	(36,971)
35	Mini MSCI Emerging Markets Index	09/15/17	USD	1,764,525	16,623
6	Mini Russell 2000 Index	09/15/17	USD	424,290	(1,648)
18	10 Year U.S. Treasury Note	09/20/17	USD	2,259,563	(9,126)
6	SPI 200 Index	09/21/17	AUD	650,916	(8,927)
	Short Futures Outstanding
(21)	Euro Bund	09/07/17	EUR	(3,882,476)	66,730
(6)	FTSE 100 Index	09/15/17	GBP	(566,324)	13,847
(5)	10 Year Canadian Government Bond	09/20/17	CAD	(541,911)	14,567
(12)	Long Gilt	09/27/17	GBP	(1,962,584)	33,138
(8)	2 Year U.S. Treasury Note	09/29/17	USD	(1,728,875)	2,609

					$45,063

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 77.9%
	Fixed Income — 3.1%
16,592	iShares Core U.S. Aggregate Bond Fund	1,816,990

	International Equity — 25.5%
201,877	iShares Core MSCI EAFE Fund	12,292,290
47,993	iShares Core MSCI Emerging Markets Fund	2,401,570

	Total International Equity	14,693,860

	U.S. Equity — 49.3%
15,915	iShares Russell 2000 Fund	2,242,742
17,106	iShares Russell Mid-Cap Fund	3,286,234
102,972	Vanguard S&P 500 Fund	22,865,962

	Total U.S. Equity	28,394,938

	Total Exchange-Traded Funds (Cost $40,678,414)	44,905,788

Investment Companies — 18.9% (b)
	Alternative Assets — 5.2%
227,715	JPMorgan Realty Income Fund, Class R6 Shares	2,980,790

	Fixed Income — 9.9%
178,860	JPMorgan Core Bond Fund, Class R6 Shares	2,080,143
28,438	JPMorgan Corporate Bond Fund, Class R6 Shares	288,362
42,863	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	352,762
52,483	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	437,705
341,549	JPMorgan High Yield Fund, Class R6 Shares	2,541,121

	Total Fixed Income	5,700,093

	International Equity — 3.8%
68,571	JPMorgan Emerging Economies Fund, Class R6 Shares	906,502
49,357	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,272,928

	Total International Equity	2,179,430

	Total Investment Companies (Cost $10,570,712)	10,860,313

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.5%
285,000	U.S. Treasury Note, 0.750%, 01/31/18 (k) (Cost $284,762)	284,297

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
1,221,207	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $1,221,207)	1,221,207

	Total Investments — 99.4% (Cost $52,755,095)	57,271,605
	Other Assets in Excess of Liabilities — 0.6%	366,125

	NET ASSETS — 100.0%	$57,637,730

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	TOPIX Index	09/07/17	JPY	$575,354	$5,925
11	10 Year Australian Government Bond	09/15/17	AUD	1,092,839	(17,499)
11	E-mini S&P 500 Index	09/15/17	USD	1,331,495	(3,875)
10	Euro STOXX 50 Index	09/15/17	EUR	392,500	(12,327)
13	Mini MSCI Emerging Markets Index	09/15/17	USD	655,395	6,173
2	Mini Russell 2000 Index	09/15/17	USD	141,430	(550)
7	10 Year U.S. Treasury Note	09/20/17	USD	878,719	(3,031)
2	SPI 200 Index	09/21/17	AUD	216,972	(2,976)
	Short Futures Outstanding
(8)	Euro Bund	09/07/17	EUR	(1,479,039)	25,463
(2)	FTSE 100 Index	09/15/17	GBP	(188,775)	4,616
(2)	10 Year Canadian Government Bond	09/20/17	CAD	(216,764)	5,827
(4)	Long Gilt	09/27/17	GBP	(654,194)	11,072
(3)	2 Year U.S. Treasury Note	09/29/17	USD	(648,328)	978

					$19,796

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 77.0%
	Fixed Income — 0.1%
21	iShares Core U.S. Aggregate Bond Fund	2,301

	International Equity — 26.4%
7,918	iShares Core MSCI EAFE Fund	482,127
2,209	iShares Core MSCI Emerging Markets Fund	110,538

	Total International Equity	592,665

	U.S. Equity — 50.5%
644	iShares Russell 2000 Fund	90,752
650	iShares Russell Mid-Cap Fund	124,872
4,124	Vanguard S&P 500 Fund	915,775

	Total U.S. Equity	1,131,399

	Total Exchange-Traded Funds (Cost $1,593,804)	1,726,365

Investment Companies — 19.2% (b)
	Alternative Assets — 5.0%
8,692	JPMorgan Realty Income Fund, Class R6 Shares	113,781

	Fixed Income — 10.2%
7,214	JPMorgan Core Bond Fund, Class R6 Shares	83,895
1,463	JPMorgan Corporate Bond Fund, Class R6 Shares	14,837
1,898	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	15,622
2,023	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	16,868
13,114	JPMorgan High Yield Fund, Class R6 Shares	97,566

	Total Fixed Income	228,788

	International Equity — 4.0%
3,143	JPMorgan Emerging Economies Fund, Class R6 Shares	41,556
1,846	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	47,611

	Total International Equity	89,167

	Total Investment Companies (Cost $425,948)	431,736

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
17,822	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $17,822)	17,822

	Total Investments — 97.0% (Cost $2,037,574)	2,175,923
	Other Assets in Excess of Liabilities — 3.0%	66,466

	NET ASSETS — 100.0%	$2,242,389

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

J.P.Morgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

AUD	— Australian Dollar
CAD	— Canadian Dollar
EAFE	— Europe, Australasia and Far East
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British pound
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
SPI	— Australian Securities Exchange
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$110,247,259	$236,529,603	$238,820,754
Investments in affiliates, at value	87,551,020	132,785,708	112,968,307

Total investment securities, at value	197,798,279	369,315,311	351,789,061
Cash	101,376	—	—
Receivables:
Fund shares sold	895,981	2,099,931	3,081,904
Interest from non-affiliates	4,923	4,333	4,677
Dividends from affiliates	8,300	6,355	5,132
Variation margin on futures contracts	184,338	407,547	399,930
Due from Adviser	28,003	16,643	17,663
Other assets	87,206	69,226	53,858

Total Assets	199,108,406	371,919,346	355,352,225

LIABILITIES:
Payables:
Distributions	—	815	5,498
Fund shares redeemed	160,941	470,345	201,728
Accrued liabilities:
Administration fees	1,904	12,147	7,188
Distribution fees	58	32	32
Service fees	5,362	9,242	9,225
Custodian and accounting fees	6,263	4,583	5,262
Trustees’ and Chief Compliance Officer’s fees	—	232	—
Audit fees	22,963	7,670	7,865
Printing & Postage fees	2,875	7,676	8,162
Other	5,405	1,771	1,830

Total Liabilities	205,771	514,513	246,790

Net Assets	$198,902,635	$371,404,833	$355,105,435

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$189,244,195	$350,177,903	$331,991,684
Accumulated undistributed (distributions in excess of) net investment income	76,129	(25,600)	(27,428)
Accumulated net realized gains (losses)	(1,921,247)	(3,225,963)	(3,172,165)
Net unrealized appreciation (depreciation)	11,503,558	24,478,493	26,313,344

Total Net Assets	$198,902,635	$371,404,833	$355,105,435

Net Assets:
Class A	$44,326	$22,754	$23,058
Class C	43,637	22,350	22,682
Class I (formerly Select Class)	14,964,684	24,528,197	25,137,860
Class R2	43,979	22,558	22,895
Class R3	20,052	20,081	20,106
Class R4	20,057	20,085	20,111
Class R5	28,747,350	51,332,121	55,475,443
Class R6	155,018,550	295,436,687	274,383,280

Total	$198,902,635	$371,404,833	$355,105,435

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,568	1,191	1,152
Class C	2,530	1,171	1,134
Class I (formerly Select Class)	867,363	1,284,861	1,256,660
Class R2	2,549	1,181	1,145
Class R3	1,163	1,052	1,005
Class R4	1,163	1,053	1,006
Class R5	1,665,974	2,687,198	2,771,820
Class R6	8,979,523	15,465,258	13,709,592

Net Asset Value (a):
Class A — Redemption price per share	$17.26	$19.10	$20.01
Class C — Offering price per share (b)	17.25	19.09	20.00
Class I (formerly Select Class) — Offering and redemption price per share	17.25	19.09	20.00
Class R2 — Offering and redemption price per share	17.25	19.10	20.00
Class R3 — Offering and redemption price per share	17.24	19.08	20.00
Class R4 — Offering and redemption price per share	17.24	19.08	20.00
Class R5 — Offering and redemption price per share	17.26	19.10	20.01
Class R6 — Offering and redemption price per share	17.26	19.10	20.01
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.07	$20.00	$20.95

Cost of investments in non-affiliates	$99,670,584	$213,997,071	$214,300,380
Cost of investments in affiliates	86,690,535	130,977,995	111,289,358

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$275,193,419	$207,211,326	$231,869,297
Investments in affiliates, at value	107,102,217	69,278,844	67,141,689

Total investment securities, at value	382,295,636	276,490,170	299,010,986
Receivables:
Fund shares sold	4,143,336	1,822,167	608,205
Interest from non-affiliates	5,021	3,723	4,083
Dividends from affiliates	5,500	4,312	4,798
Variation margin on futures contracts	494,944	328,424	358,063
Due from Adviser	8,116	10,941	3,734
Other assets	56,745	51,946	56,315

Total Assets	387,009,298	278,711,683	300,046,184

LIABILITIES:
Payables:
Due to custodian	22,896	1,851	—
Distributions	4,258	691	3,328
Fund shares redeemed	743,071	654,577	744,352
Accrued liabilities:
Administration fees	13,668	5,098	10,226
Distribution fees	33	33	33
Service fees	10,689	8,419	9,173
Custodian and accounting fees	4,375	5,188	4,096
Trustees’ and Chief Compliance Officer’s fees	598	—	753
Audit fees	7,708	7,926	7,872
Printing & Postage fees	8,167	6,673	6,463
Other	1,777	2,353	2,887

Total Liabilities	817,240	692,809	789,183

Net Assets	$386,192,058	$278,018,874	$299,257,001

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$357,271,829	$256,450,659	$274,996,131
Accumulated undistributed (distributions in excess of) net investment income	86,331	51,423	58,816
Accumulated net realized gains (losses)	(4,014,449)	(2,967,250)	(2,542,995)
Net unrealized appreciation (depreciation)	32,848,347	24,484,042	26,745,049

Total Net Assets	$386,192,058	$278,018,874	$299,257,001

Net Assets:
Class A	$23,355	$23,591	$23,763
Class C	22,970	23,198	23,366
Class I (formerly Select Class)	28,167,353	14,352,807	18,130,080
Class R2	23,190	23,383	23,616
Class R3	20,123	20,135	20,145
Class R4	20,128	20,139	20,150
Class R5	67,784,124	45,299,205	43,882,327
Class R6	290,130,815	218,256,416	237,133,554

Total	$386,192,058	$278,018,874	$299,257,001

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,118	1,094	1,080
Class C	1,101	1,077	1,063
Class I (formerly Select Class)	1,350,013	666,208	824,589
Class R2	1,111	1,085	1,074
Class R3	965	935	916
Class R4	965	935	917
Class R5	3,247,264	2,101,173	1,994,604
Class R6	13,894,433	10,122,173	10,778,266
Net Asset Value (a):
Class A — Redemption price per share	$20.88	$21.56	$22.00
Class C — Offering price per share (b)	20.87	21.54	21.99
Class I (formerly Select Class) — Offering and redemption price per share	20.86	21.54	21.99
Class R2 — Offering and redemption price per share	20.87	21.55	21.99
Class R3 — Offering and redemption price per share	20.85	21.54	21.98
Class R4 — Offering and redemption price per share	20.85	21.54	21.98
Class R5 — Offering and redemption price per share	20.87	21.56	22.00
Class R6 — Offering and redemption price per share	20.88	21.56	22.00
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.86	$22.58	$23.04

Cost of investments in non-affiliates	$244,714,115	$184,544,011	$207,005,178
Cost of investments in affiliates	104,862,479	67,549,797	65,351,969

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$150,675,348	$120,629,934	$45,190,085	$1,726,365
Investments in affiliates, at value	41,152,393	32,226,563	12,081,520	449,558

Total investment securities, at value	191,827,741	152,856,497	57,271,605	2,175,923
Cash	—	—	—	84
Receivables:
Fund shares sold	2,444,386	949,538	456,851	17,029
Interest from non-affiliates	2,612	2,018	892	—
Dividends from affiliates	3,644	2,571	1,167	13
Variation margin on futures contracts	205,261	158,070	64,330	—
Due from Adviser	7,013	3,512	5,541	6,265
Deferred offering cost	—	—	—	13,463
Other assets	54,739	55,103	51,060	63,749

Total Assets	194,545,396	154,027,309	57,851,446	2,276,526

LIABILITIES:
Payables:
Due to custodian	1,281	—	4,126	—
Distributions	5,343	446	22	—
Investment securities purchased	—	—	—	12,672
Fund shares redeemed	985,805	1,030,356	191,156	766
Accrued liabilities:
Administration fees	3,034	3,913	—	—
Distribution fees	33	33	33	32
Service fees	4,745	4,375	1,780	232
Custodian and accounting fees	5,499	3,295	4,149	2,332
Trustees’ and Chief Compliance Officer’s fees	194	800	3	—
Audit fees	7,935	7,894	7,744	15,864
Printing & Postage fees	6,407	5,673	4,244	1,999
Other	795	1,453	459	240

Total Liabilities	1,021,071	1,058,238	213,716	34,137

Net Assets	$193,524,325	$152,969,071	$57,637,730	$2,242,389

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$179,660,112	$141,395,938	$53,471,554	$2,106,386
Accumulated undistributed (distributions in excess of) net investment income	31,529	26,284	8,046	227
Accumulated net realized gains (losses)	(1,582,653)	(773,556)	(377,270)	(2,573)
Net unrealized appreciation (depreciation)	15,415,337	12,320,405	4,535,400	138,349

Total Net Assets	$193,524,325	$152,969,071	$57,637,730	$2,242,389

Net Assets:
Class A	$23,782	$23,822	$23,802	$22,224
Class C	23,382	23,427	23,442	22,129
Class I (formerly Select Class)	12,837,389	13,337,416	4,419,527	1,010,299
Class R2	23,634	23,613	23,657	22,175
Class R3	20,148	20,147	20,142	20,143
Class R4	20,152	20,151	20,147	20,148
Class R5	30,788,480	20,970,084	11,354,942	49,248
Class R6	149,787,358	118,550,411	41,752,071	1,076,023

Total	$193,524,325	$152,969,071	$57,637,730	$2,242,389

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,084	1,086	1,103	1,356
Class C	1,067	1,069	1,087	1,351
Class I (formerly Select Class)	585,575	608,230	204,823	61,661
Class R2	1,078	1,077	1,096	1,354
Class R3	919	919	934	1,230
Class R4	920	919	934	1,230
Class R5	1,403,628	955,911	526,033	3,006
Class R6	6,823,742	5,402,056	1,933,435	65,682
Net Asset Value (a):
Class A — Redemption price per share	$21.94	$21.94	$21.59	$16.39
Class C — Offering price per share (b)	21.92	21.92	21.57	16.38
Class I (formerly Select Class) — Offering and redemption price per share	21.92	21.93	21.58	16.38
Class R2 — Offering and redemption price per share	21.93	21.93	21.58	16.38
Class R3 — Offering and redemption price per share	21.91	21.92	21.57	16.38
Class R4 — Offering and redemption price per share	21.91	21.92	21.57	16.38
Class R5 — Offering and redemption price per share	21.93	21.94	21.59	16.38
Class R6 — Offering and redemption price per share	21.95	21.95	21.59	16.38
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.97	$22.97	$22.61	$17.16

Cost of investments in non-affiliates	$136,394,384	$109,171,281	$40,963,177	$1,593,805
Cost of investments in affiliates	40,081,591	31,407,555	11,791,918	443,769

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$980,941	$3,464,513	$3,564,764
Dividend income from affiliates	1,011,927	2,526,482	2,104,822
Interest income from non-affiliates	218	5,783	6,074
Interest income from affiliates	14	75	54

Total investment income	1,993,100	5,996,853	5,675,714

EXPENSES:
Investment advisory fees	192,554	569,730	548,480
Administration fees	62,951	186,286	179,338
Distribution fees:
Class A	54	55	55
Class C	161	160	161
Class R2	108	108	108
Class R3 (a)	4	4	4
Service fees:
Class A	54	55	55
Class C	53	53	54
Class I (formerly Select Class)	18,135	51,949	52,576
Class R2	53	54	54
Class R3 (a)	4	4	4
Class R4 (a)	4	4	4
Class R5	11,271	34,677	34,336
Custodian and accounting fees	30,942	35,350	36,340
Interest expense to non-affiliates	27	284	432
Interest expense to affiliates	—	71	80
Professional fees	29,749	32,060	32,263
Trustees’ and Chief Compliance Officer’s fees	25,788	26,090	25,682
Printing and mailing costs	12,981	26,140	27,223
Registration and filing fees	90,873	89,313	106,430
Transfer agency fees (See Note 2.H.)	2,725	3,810	3,853
Sub-transfer agency fees (See Note 2.H.)	8,300	16,180	22,895
Other	14,569	12,031	12,124

Total expenses	501,360	1,084,468	1,082,551

Less fees waived	(257,533)	(702,966)	(690,871)
Less expense reimbursements	(178,704)	(151,522)	(128,370)

Net expenses	65,123	229,980	263,310

Net investment income (loss)	1,927,977	5,766,873	5,412,404

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	94,750	285,851	160,146
Investments in affiliates	(126,984)	(402,308)	(328,108)
Futures	3,252	210,389	535,832
Foreign currency transactions	858	10,031	9,959

Net realized gain (loss)	(28,124)	103,963	377,829

Distributions of capital gains received from investment company affiliates	106,661	432,328	460,936

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,493,759	14,281,624	17,018,769
Investments in affiliates	(5,279,887)	963,273	1,098,210
Futures	40,306	7,983	(46,427)
Foreign currency translations	(2)	(6,843)	(1,731)

Change in net unrealized appreciation/depreciation	3,254,176	15,246,037	18,068,821

Net realized/unrealized gains (losses)	3,332,713	15,782,328	18,907,586

Change in net assets resulting from operations	$5,260,690	$21,549,201	$24,319,990

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,046,979	$3,017,900	$3,256,099
Dividend income from affiliates	1,871,041	1,152,401	979,891
Interest income from non-affiliates	6,352	5,497	5,455
Interest income from affiliates	65	106	48

Total investment income	5,924,437	4,175,904	4,241,493

EXPENSES:
Investment advisory fees	581,959	415,131	423,122
Administration fees	190,274	135,729	138,328
Distribution fees:
Class A	55	55	56
Class C	162	163	164
Class R2	109	110	110
Class R3 (a)	4	4	4
Service fees:
Class A	55	55	56
Class C	54	54	54
Class I (formerly Select Class)	56,080	28,066	41,171
Class R2	55	55	55
Class R3 (a)	4	4	4
Class R4 (a)	4	4	4
Class R5	39,344	26,225	24,699
Custodian and accounting fees	35,664	34,965	34,002
Interest expense to non-affiliates	364	258	311
Interest expense to affiliates	42	119	78
Professional fees	31,847	31,695	31,376
Trustees’ and Chief Compliance Officer’s fees	26,518	25,627	26,399
Printing and mailing costs	27,425	22,449	22,237
Registration and filing fees	108,151	103,066	101,262
Transfer agency fees (See Note 2.H.)	4,105	3,704	4,182
Sub-transfer agency fees (See Note 2.H.)	21,787	20,674	22,140
Other	11,962	11,355	11,039

Total expenses	1,136,024	859,567	880,853

Less fees waived	(727,705)	(542,457)	(551,085)
Less expense reimbursements	(106,786)	(102,616)	(92,535)

Net expenses	301,533	214,494	237,233

Net investment income (loss)	5,622,904	3,961,410	4,004,260

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	71,695	191,668	177,772
Investments in affiliates	(366,283)	(217,422)	(162,457)
Futures	806,618	611,100	641,961
Foreign currency transactions	13,297	6,815	7,201

Net realized gain (loss)	525,327	592,161	664,477

Distributions of capital gains received from investment company affiliates	499,460	379,928	403,224

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	21,608,421	16,800,777	18,790,332
Investments in affiliates	1,575,907	1,129,196	1,358,844
Futures	(98,662)	(115,726)	(129,242)
Foreign currency translations	(5,843)	1,825	1,475

Change in net unrealized appreciation/depreciation	23,079,823	17,816,072	20,021,409

Net realized/unrealized gains (losses)	24,104,610	18,788,161	21,089,110

Change in net assets resulting from operations	$29,727,514	$22,749,571	$25,093,370

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,043,201	$1,615,338	$628,219	$25,662
Dividend income from affiliates	576,832	458,968	179,944	7,072
Interest income from non-affiliates	3,936	2,874	1,341	—
Interest income from affiliates	30	22	10	—

Total investment income	2,623,999	2,077,202	809,514	32,734

EXPENSES:
Investment advisory fees	257,784	204,787	78,949	2,965
Administration fees	84,271	66,942	25,809	969
Distribution fees:
Class A	56	56	56	44
Class C	163	164	164	129
Class R2	110	110	110	86
Class R3 (b)	4	4	4	4
Service fees:
Class A	56	56	56	44
Class C	54	54	54	43
Class I (formerly Select Class)	23,005	26,894	9,418	1,949
Class R2	55	55	55	43
Class R3 (b)	4	4	4	4
Class R4 (b)	4	4	4	4
Class R5	17,100	12,076	6,118	13
Custodian and accounting fees	33,628	31,275	30,309	20,498
Interest expense to non-affiliates	111	91	—	—
Interest expense to affiliates	43	—	—	—
Professional fees	30,080	29,828	29,136	32,876
Trustees’ and Chief Compliance Officer’s fees	25,679	26,198	25,239	19,197
Printing and mailing costs	18,255	16,388	13,060	5,245
Registration and filing fees	97,516	95,174	92,496	3,845
Transfer agency fees (See Note 2.H.)	3,261	3,335	3,085	582
Sub-transfer agency fees (See Note 2.H.)	22,758	22,558	10,348	—
Offering costs	—	—	—	65,796
Other	9,421	9,948	8,624	8,073

Total expenses	623,418	546,001	333,098	162,409

Less fees waived	(352,608)	(284,525)	(112,539)	(4,082)
Less expense reimbursements	(123,333)	(137,789)	(171,317)	(154,747)

Net expenses	147,477	123,687	49,242	3,580

Net investment income (loss)	2,476,522	1,953,515	760,272	29,154

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	79,272	14,373	3,905	(2,846)
Investments in affiliates	(85,847)	(68,338)	(33,857)	(2,022)
Futures	361,650	314,038	109,401	—
Foreign currency transactions	1,892	2,678	429	—

Net realized gain (loss)	356,967	262,751	79,878	(4,868)

Distributions of capital gains received from investment company affiliates	239,719	188,770	79,206	3,071

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	11,252,952	9,100,083	3,433,911	132,560
Investments in affiliates	769,317	625,278	208,432	5,789
Futures	(65,692)	(48,051)	(17,040)	—
Foreign currency translations	334	(2,319)	(906)	—

Change in net unrealized appreciation/depreciation	11,956,911	9,674,991	3,624,397	138,349

Net realized/unrealized gains (losses)	12,553,597	10,126,512	3,783,481	136,552

Change in net assets resulting from operations	$15,030,119	$12,080,027	$4,543,753	$165,706

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,927,977	$1,157,360	$5,766,873	$3,627,374
Net realized gain (loss)	(28,124)	(1,050,296)	103,963	(3,610,242)
Distributions of capital gains received from investment company non-affiliates	—	12,138	—	36,834
Distributions of capital gains received from investment company affiliates	106,661	87,332	432,328	388,576
Change in net unrealized appreciation/depreciation	3,254,176	1,285,537	15,246,037	3,552,985

Change in net assets resulting from operations	5,260,690	1,492,071	21,549,201	3,995,527

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(435)	(388)	(419)	(415)
From net realized gains	—	(20)	—	(8)
Class C
From net investment income	(323)	(264)	(307)	(290)
From net realized gains	—	(20)	—	(8)
Class I (formerly Select Class)
From net investment income	(157,929)	(129,633)	(458,331)	(369,647)
From net realized gains	—	(5,391)	—	(6,314)
Class R2
From net investment income	(378)	(336)	(363)	(363)
From net realized gains	—	(20)	—	(8)
Class R3 (a)
From net investment income	(97)	—	(121)	—
Class R4 (a)
From net investment income	(102)	—	(125)	—
Class R5
From net investment income	(417,935)	(456,917)	(1,265,085)	(1,331,004)
From net realized gains	—	(21,365)	—	(24,296)
Class R6
From net investment income	(1,366,800)	(611,641)	(4,112,618)	(2,111,919)
From net realized gains	—	(25,574)	—	(34,274)

Total distributions to shareholders	(1,943,999)	(1,251,569)	(5,837,369)	(3,878,546)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	137,060,048	9,389,997	184,574,882	22,462,795

NET ASSETS:
Change in net assets	140,376,739	9,630,499	200,286,714	22,579,776
Beginning of period	58,525,896	48,895,397	171,118,119	148,538,343

End of period	$198,902,635	$58,525,896	$371,404,833	$171,118,119

Accumulated undistributed (distributions in excess of) net investment income	$76,129	$4,147	$(25,600)	$11,364

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,412,404	$3,184,708	$5,622,904	$3,231,875
Net realized gain (loss)	377,829	(3,888,136)	525,327	(4,720,701)
Distributions of capital gains received from investment company non-affiliates	—	28,212	—	20,125
Distributions of capital gains received from investment company affiliates	460,936	381,063	499,460	435,158
Change in net unrealized appreciation/depreciation	18,068,821	3,301,110	23,079,823	3,146,218

Change in net assets resulting from operations	24,319,990	3,006,957	29,727,514	2,112,675

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(410)	(398)	(397)	(391)
From net realized gains	—	(14)	—	(8)
Class C
From net investment income	(297)	(274)	(284)	(267)
From net realized gains	—	(13)	—	(8)
Class I (formerly Select Class)
From net investment income	(446,554)	(338,327)	(461,938)	(370,318)
From net realized gains	—	(9,522)	—	(6,645)
Class R2
From net investment income	(354)	(346)	(340)	(339)
From net realized gains	—	(14)	—	(8)
Class R3 (a)
From net investment income	(120)	—	(122)	—
Class R4 (a)
From net investment income	(124)	—	(126)	—
Class R5
From net investment income	(1,258,178)	(1,288,211)	(1,399,349)	(1,524,974)
From net realized gains	—	(40,895)	—	(29,174)
Class R6
From net investment income	(3,786,973)	(1,735,636)	(3,854,309)	(1,540,086)
From net realized gains	—	(47,648)	—	(23,571)

Total distributions to shareholders	(5,493,010)	(3,461,298)	(5,716,865)	(3,495,789)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	177,865,505	29,899,269	204,813,418	15,365,299

NET ASSETS:
Change in net assets	196,692,485	29,444,928	228,824,067	13,982,185
Beginning of period	158,412,950	128,968,022	157,367,991	143,385,806

End of period	$355,105,435	$158,412,950	$386,192,058	$157,367,991

Accumulated undistributed (distributions in excess of) net investment income	$(27,428)	$9,019	$86,331	$8,346

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,961,410	$2,266,976	$4,004,260	$2,102,668
Net realized gain (loss)	592,161	(3,710,014)	664,477	(3,458,543)
Distributions of capital gains received from investment company non-affiliates	—	8,910	—	4,525
Distributions of capital gains received from investment company affiliates	379,928	323,725	403,224	317,703
Change in net unrealized appreciation/depreciation	17,816,072	2,600,193	20,021,409	2,284,832

Change in net assets resulting from operations	22,749,571	1,489,790	25,093,370	1,251,185

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(392)	(383)	(381)	(378)
From net realized gains	—	(9)	—	(14)
Class C
From net investment income	(278)	(260)	(266)	(255)
From net realized gains	—	(9)	—	(14)
Class I (formerly Select Class)
From net investment income	(230,240)	(233,394)	(327,505)	(298,172)
From net realized gains	—	(5,836)	—	(11,196)
Class R2
From net investment income	(335)	(331)	(325)	(327)
From net realized gains	—	(9)	—	(14)
Class R3 (a)
From net investment income	(118)	—	(119)	—
Class R4 (a)
From net investment income	(123)	—	(123)	—
Class R5
From net investment income	(922,239)	(891,940)	(844,799)	(834,204)
From net realized gains	—	(19,749)	—	(28,174)
Class R6
From net investment income	(2,884,914)	(1,290,553)	(2,915,262)	(1,114,688)
From net realized gains	—	(23,215)	—	(30,425)

Total distributions to shareholders	(4,038,639)	(2,465,688)	(4,088,780)	(2,317,861)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	143,306,229	21,323,321	168,062,139	21,051,617

NET ASSETS:
Change in net assets	162,017,161	20,347,423	189,066,729	19,984,941
Beginning of period	116,001,713	95,654,290	110,190,272	90,205,331

End of period	$278,018,874	$116,001,713	$299,257,001	$110,190,272

Accumulated undistributed (distributions in excess of) net investment income	$51,423	$5,332	$58,816	$4,485

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,476,522	$1,274,830	$1,953,515	$829,230
Net realized gain (loss)	356,967	(2,075,514)	262,751	(1,139,611)
Distributions of capital gains received from investment company non-affiliates	—	2,709	—	1,766
Distributions of capital gains received from investment company affiliates	239,719	194,862	188,770	118,134
Change in net unrealized appreciation/depreciation	11,956,911	1,568,904	9,674,991	1,118,200

Change in net assets resulting from operations	15,030,119	965,791	12,080,027	927,719

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(379)	(377)	(376)	(374)
From net realized gains	—	(13)	—	(18)
Class C
From net investment income	(265)	(255)	(263)	(251)
From net realized gains	—	(13)	—	(17)
Class I (formerly Select Class)
From net investment income	(186,051)	(152,822)	(215,943)	(145,109)
From net realized gains	—	(5,101)	—	(5,553)
Class R2
From net investment income	(323)	(327)	(319)	(322)
From net realized gains	—	(13)	—	(18)
Class R3 (a)
From net investment income	(117)	—	(118)	—
Class R4 (a)
From net investment income	(122)	—	(123)	—
Class R5
From net investment income	(578,007)	(551,971)	(402,859)	(383,597)
From net realized gains	—	(17,684)	—	(16,174)
Class R6
From net investment income	(1,760,475)	(658,582)	(1,372,021)	(352,676)
From net realized gains	—	(17,145)	—	(10,688)

Total distributions to shareholders	(2,525,739)	(1,404,303)	(1,992,022)	(914,797)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	113,145,265	18,097,049	93,937,925	16,616,265

NET ASSETS:
Change in net assets	125,649,645	17,658,537	104,025,930	16,629,187
Beginning of period	67,874,680	50,216,143	48,943,141	32,313,954

End of period	$193,524,325	$67,874,680	$152,969,071	$48,943,141

Accumulated undistributed (distributions in excess of) net investment income	$31,529	$2,705	$26,284	$1,692

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund (a)
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$760,272	$344,117	$29,154
Net realized gain (loss)	79,878	(510,006)	(4,868)
Distributions of capital gains received from investment company non-affiliates	—	683	—
Distributions of capital gains received from investment company affiliates	79,206	49,980	3,071
Change in net unrealized appreciation/depreciation	3,624,397	399,571	138,349

Change in net assets resulting from operations	4,543,753	284,345	165,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(381)	(364)	(356)
From net realized gains	—	(10)	—
Class C
From net investment income	(268)	(242)	(273)
From net realized gains	—	(10)	—
Class I (formerly Select Class)
From net investment income	(78,463)	(65,771)	(18,035)
From net realized gains	—	(1,284)	—
Class R2
From net investment income	(324)	(313)	(313)
From net realized gains	—	(10)	—
Class R3 (b)
From net investment income	(118)	—	(122)
Class R4 (b)
From net investment income	(122)	—	(126)
Class R5
From net investment income	(206,632)	(166,643)	(602)
From net realized gains	—	(4,002)	—
Class R6
From net investment income	(491,515)	(133,660)	(9,925)
From net realized gains	—	(2,642)	—

Total distributions to shareholders	(777,823)	(374,951)	(29,752)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,029,267	8,858,315	2,106,435

NET ASSETS:
Change in net assets	37,795,197	8,767,709	2,242,389
Beginning of period	19,842,533	11,074,824	—

End of period	$57,637,730	$19,842,533	$2,242,389

Accumulated undistributed (distributions in excess of) net investment income	$8,046	$721	$227

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Net assets acquired in Fund reorganization (See Note 9)	$22,231	$—	$—	$—
Distributions reinvested	435	408	419	423
Cost of shares redeemed	—	(38,019)	—	(43,097)

Change in net assets resulting from Class A capital transactions	$22,666	$(37,611)	$419	$(42,674)

Class C
Net assets acquired in Fund reorganization (See Note 9)	21,884	—	—	—
Distributions reinvested	323	284	307	298
Cost of shares redeemed	—	(37,071)	—	(42,101)

Change in net assets resulting from Class C capital transactions	$22,207	$(36,787)	$307	$(41,803)

Class I (formerly Select Class)
Proceeds from shares issued	$2,623,275	$2,768,023	$8,234,581	$9,296,120
Net assets acquired in Fund reorganization (See Note 9)	7,299,264	—	—	—
Distributions reinvested	157,929	135,024	455,420	373,032
Cost of shares redeemed	(3,195,462)	(1,029,254)	(5,757,848)	(4,278,569)

Change in net assets resulting from Class I capital transactions	$6,885,006	$1,873,793	$2,932,153	$5,390,583

Class R2
Net assets acquired in Fund reorganization (See Note 9)	22,065	—	—	—
Distributions reinvested	378	356	363	371
Cost of shares redeemed	—	(37,648)	—	(42,693)

Change in net assets resulting from Class R2 capital transactions	$22,443	$(37,292)	$363	$(42,322)

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	97	—	121	—

Change in net assets resulting from Class R3 capital transactions	$20,097	$—	$20,121	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	102	—	125	—

Change in net assets resulting from Class R4 capital transactions	$20,102	$—	$20,125	$—

Class R5
Proceeds from shares issued	$912,486	$4,542,784	$8,856,270	$14,792,141
Net assets acquired in Fund reorganization (See Note 9)	11,997,058	—	—	—
Distributions reinvested	417,935	478,282	1,265,085	1,355,300
Cost of shares redeemed	(4,637,242)	(8,410,806)	(16,092,827)	(20,878,240)

Change in net assets resulting from Class R5 capital transactions	$8,690,237	$(3,389,740)	$(5,971,472)	$(4,730,799)

Class R6				––
Proceeds from shares issued	$85,574,058	$16,253,882	$230,450,422	$39,654,769
Net assets acquired in Fund reorganization (See Note 9)	57,364,098	—	—	—
Distributions reinvested	1,366,800	629,023	4,112,618	2,075,766
Cost of shares redeemed	(22,927,666)	(5,865,271)	(46,990,174)	(19,800,725)

Change in net assets resulting from Class R6 capital transactions	$121,377,290	$11,017,634	$187,572,866	$21,929,810

Total change in net assets resulting from capital transactions	$137,060,048	$9,389,997	$184,574,882	$22,462,795

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Shares issued in connection with Fund reorganization (See Note 9)	1,282	—	—	—
Reinvested	25	26	22	25
Redeemed	—	(2,305)	—	(2,399)

Change in Class A Shares	1,307	(2,279)	22	(2,374)

Class C
Shares issued in connection with Fund reorganization (See Note 9)	1,263	—	—	—
Reinvested	19	17	17	17
Redeemed	—	(2,248)	—	(2,345)

Change in Class C Shares	1,282	(2,231)	17	(2,328)

Class I (formerly Select Class)
Issued	155,267	172,756	443,821	527,492
Shares issued in connection with Fund reorganization (See Note 9)	420,949	—	—	—
Reinvested	9,357	8,339	24,610	21,295
Redeemed	(190,871)	(63,546)	(312,611)	(246,684)

Change in Class I Shares	394,702	117,549	155,820	302,103

Class R2
Shares issued in connection with Fund reorganization (See Note 9)	1,273	—	—	—
Reinvested	22	21	19	22
Redeemed	—	(2,282)	—	(2,377)

Change in Class R2 Shares	1,295	(2,261)	19	(2,355)

Class R3 (a)
Issued	1,158	—	1,046	—
Reinvested	5	—	6	—

Change in Class R3 Shares	1,163	—	1,052	—

Class R4 (a)
Issued	1,157	—	1,047	—
Reinvested	6	—	6	—

Change in Class R4 Shares	1,163	—	1,053	—

Class R5
Issued	54,070	285,261	477,305	852,179
Shares issued in connection with Fund reorganization (See Note 9)	691,776	—	—	—
Reinvested	24,781	29,603	68,433	77,492
Redeemed	(275,253)	(521,473)	(856,759)	(1,197,737)

Change in Class R5 Shares	495,374	(206,609)	(311,021)	(268,066)

Class R6
Issued	5,040,366	997,205	12,354,027	2,256,511
Shares issued in connection with Fund reorganization (See Note 9)	3,306,193	—	—	—
Reinvested	80,392	38,828	219,966	118,375
Redeemed	(1,346,639)	(362,289)	(2,538,975)	(1,132,741)

Change in Class R6 Shares	7,080,312	673,744	10,035,018	1,242,145

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	410	412	397	399
Cost of shares redeemed	—	(45,217)	—	(47,115)

Change in net assets resulting from Class A capital transactions	$410	$(44,805)	$397	$(46,716)

Class C
Distributions reinvested	297	287	284	275
Cost of shares redeemed	—	(44,152)	—	(46,019)

Change in net assets resulting from Class C capital transactions	$297	$(43,865)	$284	$(45,744)

Class I (formerly Select Class)
Proceeds from shares issued	$5,687,374	$12,624,330	$7,858,642	$8,874,056
Distributions reinvested	430,266	333,425	447,806	367,756
Cost of shares redeemed	(4,721,757)	(5,057,893)	(3,060,973)	(4,676,341)

Change in net assets resulting from Class I capital transactions	$1,395,883	$7,899,862	$5,245,475	$4,565,471

Class R2
Distributions reinvested	354	360	340	347
Cost of shares redeemed	—	(44,764)	—	(46,647)

Change in net assets resulting from Class R2 capital transactions	$354	$(44,404)	$340	$(46,300)

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	120	—	122	—

Change in net assets resulting from Class R3 capital transactions	$20,120	$—	$20,122	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	124	—	126	—

Change in net assets resulting from Class R4 capital transactions	$20,124	$—	$20,126	$—

Class R5
Proceeds from shares issued	$9,193,356	$9,864,450	$7,990,056	$12,068,835
Distributions reinvested	1,258,178	1,329,106	1,399,349	1,554,148
Cost of shares redeemed	(11,071,333)	(16,664,544)	(7,034,500)	(25,397,312)

Change in net assets resulting from Class R5 capital transactions	$(619,799)	$(5,470,988)	$2,354,905	$(11,774,329)

Class R6
Proceeds from shares issued	$204,928,688	$39,845,469	$219,289,803	$35,174,706
Distributions reinvested	3,786,973	1,730,401	3,854,309	1,539,062
Cost of shares redeemed	(31,667,545)	(13,972,401)	(25,972,343)	(14,000,851)

Change in net assets resulting from Class R6 capital transactions	$177,048,116	$27,603,469	$197,171,769	$22,712,917

Total change in net assets resulting from capital transactions	$177,865,505	$29,899,269	$204,813,418	$15,365,299

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	21	23	19	22
Redeemed	—	(2,433)	—	(2,455)

Change in Class A Shares	21	(2,410)	19	(2,433)

Class C
Reinvested	15	17	14	15
Redeemed	—	(2,377)	—	(2,398)

Change in Class C Shares	15	(2,360)	14	(2,383)

Class I (formerly Select Class)
Issued	290,691	695,697	386,381	478,455
Reinvested	22,342	18,442	22,424	19,862
Redeemed	(248,752)	(283,853)	(153,634)	(255,985)

Change in Class I Shares	64,281	430,286	255,171	242,332

Class R2
Reinvested	19	20	17	19
Redeemed	—	(2,409)	—	(2,431)

Change in Class R2 Shares	19	(2,389)	17	(2,412)

Class R3 (a)
Issued	999	—	959	—
Reinvested	6	—	6	—

Change in Class R3 Shares	1,005	—	965	—

Class R4 (a)
Issued	1,000	—	959	—
Reinvested	6	—	6	—

Change in Class R4 Shares	1,006	—	965	—

Class R5
Issued	478,830	544,702	401,807	651,593
Reinvested	65,365	73,781	70,067	84,140
Redeemed	(570,745)	(928,564)	(356,527)	(1,376,502)

Change in Class R5 Shares	(26,550)	(310,081)	115,347	(640,769)

Class R6
Issued	10,552,516	2,197,876	10,900,128	1,898,856
Reinvested	194,308	95,724	190,038	83,004
Redeemed	(1,638,584)	(775,085)	(1,295,949)	(752,490)

Change in Class R6 Shares	9,108,240	1,518,515	9,794,217	1,229,370

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$392	$392	$381	$392
Cost of shares redeemed	—	(48,607)	—	(49,457)

Change in net assets resulting from Class A capital transactions	$392	$(48,215)	$381	$(49,065)

Class C
Distributions reinvested	$278	$269	$266	$269
Cost of shares redeemed	—	(47,486)	—	(48,323)

Change in net assets resulting from Class C capital transactions	$278	$(47,217)	$266	$(48,054)

Class I (formerly Select Class)
Proceeds from shares issued	$5,300,462	$5,367,242	$4,445,009	$5,923,678
Distributions reinvested	227,944	237,885	316,573	298,847
Cost of shares redeemed	(2,651,889)	(7,346,169)	(2,763,956)	(6,481,251)

Change in net assets resulting from Class I capital transactions	$2,876,517	$(1,741,042)	$1,997,626	$(258,726)

Class R2
Distributions reinvested	335	340	325	341
Cost of shares redeemed	—	(48,165)	—	(48,952)

Change in net assets resulting from Class R2 capital transactions	$335	$(47,825)	$325	$(48,611)

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	118	—	119	—

Change in net assets resulting from Class R3 capital transactions	$20,118	$—	$20,119	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	123	—	123	—

Change in net assets resulting from Class R4 capital transactions	$20,123	$—	$20,123	$—

Class R5
Proceeds from shares issued	$7,247,436	$9,874,177	$6,527,403	$10,073,506
Distributions reinvested	922,239	911,689	844,799	862,378
Cost of shares redeemed	(5,506,296)	(11,231,371)	(4,494,401)	(11,716,344)

Change in net assets resulting from Class R5 capital transactions	$2,663,379	$(445,505)	$2,877,801	$(780,460)

Class R6
Proceeds from shares issued	$161,527,449	$32,235,864	$182,495,277	$31,938,288
Distributions reinvested	2,884,914	1,309,044	2,915,262	1,142,943
Cost of shares redeemed	(26,687,276)	(9,891,783)	(22,265,041)	(10,844,698)

Change in net assets resulting from Class R6 capital transactions	$137,725,087	$23,653,125	$163,145,498	$22,236,533

Total change in net assets resulting from capital transactions	$143,306,229	$21,323,321	$168,062,139	$21,051,617

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	19	21	18	21
Redeemed	—	(2,471)	—	(2,480)

Change in Class A Shares	19	(2,450)	18	(2,459)

Class C
Reinvested	14	14	13	14
Redeemed	—	(2,415)	—	(2,424)

Change in Class C Shares	14	(2,401)	13	(2,410)

Class I (formerly Select Class)
Issued	256,010	285,233	215,644	310,728
Reinvested	11,085	12,607	15,176	15,688
Redeemed	(131,445)	(393,230)	(132,701)	(345,181)

Change in Class I Shares	135,650	(95,390)	98,119	(18,765)

Class R2
Reinvested	16	18	16	18
Redeemed	—	(2,448)	—	(2,455)

Change in Class R2 Shares	16	(2,430)	16	(2,437)

Class R3 (a)
Issued	930	—	911	—
Reinvested	5	—	5	—

Change in Class R3 Shares	935	—	916	—

Class R4 (a)
Issued	929	—	911	—
Reinvested	6	—	6	—

Change in Class R4 Shares	935	—	917	—

Class R5
Issued	354,401	519,804	312,102	532,639
Reinvested	44,879	48,249	40,445	45,238
Redeemed	(268,161)	(595,020)	(219,463)	(617,786)

Change in Class R5 Shares	131,119	(26,967)	133,084	(39,909)

Class R6
Issued	7,783,172	1,709,107	8,638,396	1,682,596
Reinvested	138,314	69,110	136,980	59,815
Redeemed	(1,308,083)	(522,050)	(1,071,739)	(560,773)

Change in Class R6 Shares	6,613,403	1,256,167	7,703,637	1,181,638

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$379	$390	$376	$392
Cost of shares redeemed	—	(49,361)	—	(49,352)

Change in net assets resulting from Class A capital transactions	$379	$(48,971)	$376	$(48,960)

Class C
Distributions reinvested	265	268	263	268
Cost of shares redeemed	—	(48,228)	—	(48,216)

Change in net assets resulting from Class C capital transactions	$265	$(47,960)	$263	$(47,948)

Class I (formerly Select Class)
Proceeds from shares issued	$5,279,790	$4,805,116	$4,934,031	$5,459,682
Distributions reinvested	168,952	143,468	213,225	146,612
Cost of shares redeemed	(1,663,735)	(3,816,240)	(1,907,500)	(3,774,766)

Change in net assets resulting from Class I capital transactions	$3,785,007	$1,132,344	$3,239,756	$1,831,528

Class R2
Distributions reinvested	323	340	319	341
Cost of shares redeemed	—	(48,857)	—	(48,903)

Change in net assets resulting from Class R2 capital transactions	$323	$(48,517)	$319	$(48,562)

Class R3 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	117	—	118	—

Change in net assets resulting from Class R3 capital transactions	$20,117	$—	$20,118	$—

Class R4 (a)
Proceeds from shares issued	$20,000	$—	$20,000	$—
Distributions reinvested	122	—	123	—

Change in net assets resulting from Class R4 capital transactions	$20,122	$—	$20,123	$—

Class R5
Proceeds from shares issued	$5,859,103	$6,734,996	$3,950,597	$6,020,577
Distributions reinvested	578,007	569,655	402,859	399,771
Cost of shares redeemed	(2,863,408)	(6,554,561)	(3,317,443)	(4,254,475)

Change in net assets resulting from Class R5 capital transactions	$3,573,702	$750,090	$1,036,013	$2,165,873

Class R6
Proceeds from shares issued	$118,373,618	$20,773,190	$100,035,684	$16,766,240
Distributions reinvested	1,760,475	675,330	1,372,021	362,994
Cost of shares redeemed	(14,388,743)	(5,088,457)	(11,786,748)	(4,364,900)

Change in net assets resulting from Class R6 capital transactions	$105,745,350	$16,360,063	$89,620,957	$12,764,334

Total change in net assets resulting from capital transactions	$113,145,265	$18,097,049	$93,937,925	$16,616,265

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Reinvested	18	21	18	21
Redeemed	—	(2,485)	—	(2,485)

Change in Class A Shares	18	(2,464)	18	(2,464)

Class C
Reinvested	13	14	13	14
Redeemed	—	(2,429)	—	(2,429)

Change in Class C Shares	13	(2,415)	13	(2,415)

Class I (formerly Select Class)
Issued	250,079	256,349	237,502	293,624
Reinvested	8,109	7,548	10,231	7,700
Redeemed	(81,796)	(204,108)	(92,146)	(198,204)

Change in Class I Shares	176,392	59,789	155,587	103,120

Class R2
Reinvested	16	18	16	18
Redeemed	—	(2,461)	—	(2,464)

Change in Class R2 Shares	16	(2,443)	16	(2,446)

Class R3 (a)
Issued	914	—	914	—
Reinvested	5	—	5	—

Change in Class R3 Shares	919	—	919	—

Class R4 (a)
Issued	914	—	914	—
Reinvested	6	—	5	—

Change in Class R4 Shares	920	—	919	—

Class R5
Issued	281,562	354,383	190,700	318,294
Reinvested	27,746	29,985	19,362	21,044
Redeemed	(138,540)	(345,537)	(160,663)	(224,027)

Change in Class R5 Shares	170,768	38,831	49,399	115,311

Class R6
Issued	5,576,472	1,094,870	4,735,190	884,990
Reinvested	82,851	35,425	64,502	19,022
Redeemed	(689,966)	(264,517)	(560,444)	(226,904)

Change in Class R6 Shares	4,969,357	865,778	4,239,248	677,108

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$20,000
Distributions reinvested	381	375	356
Cost of shares redeemed	—	(49,117)	—

Change in net assets resulting from Class A capital transactions	$381	$(48,742)	$20,356

Class C
Proceeds from shares issued	$—	$—	$20,000
Distributions reinvested	268	253	273
Cost of shares redeemed	—	(47,956)	—

Change in net assets resulting from Class C capital transactions	$268	$(47,703)	$20,273

Class I (formerly Select Class)
Proceeds from shares issued	$2,602,038	$2,888,471	$1,098,615
Distributions reinvested	78,428	59,443	18,035
Cost of shares redeemed	(2,254,608)	(1,473,230)	(190,635)

Change in net assets resulting from Class I capital transactions	$425,858	$1,474,684	$926,015

Class R2
Proceeds from shares issued	$—	$—	$20,000
Distributions reinvested	324	323	313
Cost of shares redeemed	—	(48,614)	—

Change in net assets resulting from Class R2 capital transactions	$324	$(48,291)	$20,313

Class R3 (b)
Proceeds from shares issued	$20,000	$—	$20,000
Distributions reinvested	118	—	122

Change in net assets resulting from Class R3 capital transactions	$20,118	$—	$20,122

Class R4 (b)
Proceeds from shares issued	$20,001	$—	$20,000
Distributions reinvested	122	—	126

Change in net assets resulting from Class R4 capital transactions	$20,123	$—	$20,126

Class R5
Proceeds from shares issued	$2,876,488	$2,684,877	$46,968
Distributions reinvested	206,632	170,645	602
Cost of shares redeemed	(1,030,023)	(1,351,311)	—

Change in net assets resulting from Class R5 capital transactions	$2,053,097	$1,504,211	$47,570

Class R6
Proceeds from shares issued	$34,250,972	$7,061,404	$1,234,295
Distributions reinvested	491,515	136,164	9,925
Cost of shares redeemed	(3,233,389)	(1,173,412)	(212,560)

Change in net assets resulting from Class R6 capital transactions	$31,509,098	$6,024,156	$1,031,660

Total change in net assets resulting from capital transactions	$34,029,267	$8,858,315	$2,106,435

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	—	1,333
Reinvested	19	20	23
Redeemed	—	(2,516)	—

Change in Class A Shares	19	(2,496)	1,356

Class C
Issued	—	—	1,333
Reinvested	13	14	18
Redeemed	—	(2,459)	—

Change in Class C Shares	13	(2,445)	1,351

Class I (formerly Select Class)
Issued	126,557	155,264	72,911
Reinvested	3,838	3,170	1,161
Redeemed	(111,753)	(82,162)	(12,411)

Change in Class I Shares	18,642	76,272	61,661

Class R2
Issued	—	—	1,334
Reinvested	16	17	20
Redeemed	—	(2,491)	—

Change in Class R2 Shares	16	(2,474)	1,354

Class R3 (b)
Issued	929	—	1,222
Reinvested	5	—	8

Change in Class R3 Shares	934	—	1,230

Class R4 (b)
Issued	928	—	1,222
Reinvested	6	—	8

Change in Class R4 Shares	934	—	1,230

Class R5
Issued	140,904	143,252	2,968
Reinvested	10,062	9,115	38
Redeemed	(50,536)	(72,566)	—

Change in Class R5 Shares	100,430	79,801	3,006

Class R6
Issued	1,642,688	374,815	78,412
Reinvested	23,513	7,240	617
Redeemed	(156,866)	(62,284)	(13,347)

Change in Class R6 Shares	1,509,335	319,771	65,682

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend Income Fund
Class A
Year Ended June 30, 2017	$16.50	$0.33	(g)(h)	$0.73	$1.06	$(0.30)	$—	$(0.30)
Year Ended June 30, 2016	16.47	0.31	(g)	0.05	0.36	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	16.78	0.28		(0.19)	0.09	(0.28)	(0.12)	(0.40)
Year Ended June 30, 2014	15.44	0.30	(g)	1.33	1.63	(0.28)	(0.01)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(h)	0.41	0.73	(0.29)	— (k)	(0.29)

Class C
Year Ended June 30, 2017	16.49	0.25	(g)(h)	0.73	0.98	(0.22)	—	(0.22)
Year Ended June 30, 2016	16.46	0.21	(g)	0.05	0.26	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(g)	1.33	1.53	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23	(h)	0.41	0.64	(0.20)	— (k)	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	16.50	0.37	(g)(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33	(g)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(g)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(h)	0.41	0.75	(0.31)	— (k)	(0.31)

Class R2
Year Ended June 30, 2017	16.50	0.29	(g)(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27	(g)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(g)	1.32	1.58	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28	(h)	0.41	0.69	(0.25)	— (k)	(0.25)

Class R3
May 31, 2017 (l) through June 30, 2017	17.28	0.06	(g)(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
May 31, 2017 (l) through June 30, 2017	17.28	0.06	(g)(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2017	16.50	0.40	(g)(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35	(g)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(g)	1.30	1.68	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	0.45	0.78	(0.34)	— (k)	(0.34)

Class R6
Year Ended June 30, 2017	16.51	0.44	(g)(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37	(g)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(g)	1.30	1.69	(0.35)	(0.01)	(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	0.43	0.80	(0.35)	— (k)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$17.26	6.51%	$44,326	0.54%		1.98	%(h)	1.78%		35%
16.50	2.23	20,811	0.57		1.90		3.12		52
16.47	0.53	58,318	0.56		1.66		1.37		24
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86
15.44	4.87	52,447	0.54	(i)	2.07	(i)(h)	12.14	(i)	84

17.25	5.99	43,637	1.04		1.48	(h)	2.31		35
16.49	1.61	20,591	1.17		1.29		3.65		52
16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)(h)	12.64	(i)	84

17.25	6.70	14,964,684	0.29		2.19	(h)	0.90		35
16.50	2.39	7,797,395	0.42		2.03		0.98		52
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(h)	11.88	(i)	84

17.25	6.18	43,979	0.79		1.73	(h)	2.06		35
16.50	1.97	20,690	0.82		1.65		3.39		52
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)(h)	12.38	(i)	84

17.24	0.25	20,052	0.55		4.09	(h)	0.99		35

17.24	0.28	20,057	0.30		4.35	(h)	0.74		35

17.26	6.94	28,747,350	0.13		2.35	(h)	0.69		35
16.50	2.58	19,314,726	0.22		2.19		0.80		52
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)(h)	9.64	(i)	84

17.26	6.97	155,018,550	0.04		2.59	(h)	0.60		35
16.51	2.64	31,351,683	0.17		2.29		0.69		52
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)(h)	4.40	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2020 Fund
Class A
Year Ended June 30, 2017	$17.90	$0.37	(g)(h)	$1.19	$1.56	$(0.36)	$—	$(0.36)
Year Ended June 30, 2016	17.91	0.35	(g)	0.01	0.36	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.03	0.33	(g)	(0.05)	0.28	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.03	0.33	(g)(h)	2.02	2.35	(0.34)	(0.01)	(0.35)
July 2, 2012(j) through June 30, 2013	15.00	0.37	(h)	0.96	1.33	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2017	17.89	0.27	(g)(h)	1.19	1.46	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.91	0.25	(g)	(0.01)	0.24	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.03	0.22	(g)	(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(g)(h)	2.03	2.26	(0.24)	(0.01)	(0.25)
July 2, 2012(j) through June 30, 2013	15.00	0.27	(h)	0.96	1.23	(0.21)	—	(0.21)

Class I (formerly Select Class)
Year Ended June 30, 2017	17.89	0.41	(g)(h)	1.19	1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38	(g)	— (k)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37	(g)	(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(g)(h)	1.99	2.38	(0.37)	(0.01)	(0.38)
July 2, 2012(j) through June 30, 2013	15.00	0.38	(h)	0.98	1.36	(0.33)	—	(0.33)

Class R2
Year Ended June 30, 2017	17.89	0.32	(g)(h)	1.20	1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31	(g)	— (k)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28	(g)	(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(g)(h)	2.02	2.31	(0.30)	(0.01)	(0.31)
July 2, 2012(j) through June 30, 2013	15.00	0.33	(h)	0.96	1.29	(0.26)	—	(0.26)

Class R3
May 31, 2017(l) through June 30, 2017	19.12	0.08	(g)(h)	— (k)	0.08	(0.12)	—	(0.12)

Class R4
May 31, 2017(l) through June 30, 2017	19.12	0.08	(g)(h)	— (k)	0.08	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2017	17.90	0.44	(g)(h)	1.19	1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41	(g)	0.01	0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40	(g)	(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(g)(h)	1.95	2.41	(0.40)	(0.01)	(0.41)
July 2, 2012(j) through June 30, 2013	15.00	0.37	(h)	1.02	1.39	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2017	17.90	0.49	(g)(h)	1.16	1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42	(g)	— (k)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40	(g)	(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(g)(h)	1.98	2.42	(0.41)	(0.01)	(0.42)
July 2, 2012(j) through June 30, 2013	15.00	0.41	(h)	0.98	1.39	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$19.10	8.77%	$22,754	0.56%		1.99	%(h)	1.64%		33%
17.90	2.06	20,914	0.58		2.02		2.94		48
17.91	1.54	63,467	0.57		1.80		1.10		17
18.03	14.75	62,504	0.53	(i)	1.94	(h)(i)	1.28	(i)	49
16.03	8.93	54,454	0.56	(i)	2.33	(h)(i)	10.57	(i)	31

19.09	8.24	22,350	1.06		1.48	(h)	2.13		33
17.89	1.39	20,647	1.19		1.40		3.47		48
17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(i)	1.34	(h)(i)	1.78	(i)	49
16.02	8.23	54,131	1.16	(i)	1.73	(h)(i)	11.07	(i)	31

19.09	9.05	24,528,197	0.31		2.24	(h)	0.71		33
17.89	2.16	20,196,469	0.44		2.18		0.79		48
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(i)	2.28	(h)(i)	1.01	(i)	49
16.03	9.10	988,689	0.41	(i)	2.52	(h)(i)	9.98	(i)	31

19.10	8.57	22,558	0.81		1.73	(h)	1.88		33
17.89	1.74	20,787	0.84		1.76		3.20		48
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(i)	1.69	(h)(i)	1.53	(i)	49
16.03	8.66	54,320	0.81	(i)	2.08	(h)(i)	10.82	(i)	31

19.08	0.39	20,081	0.57		4.85	(h)	0.89		33

19.08	0.41	20,085	0.31		5.11	(h)	0.63		33

19.10	9.22	51,332,121	0.14		2.39	(h)	0.51		33
17.90	2.41	53,660,447	0.24		2.33		0.60		48
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(i)	2.60	(h)(i)	0.68	(i)	49
16.03	9.31	667,513	0.22	(i)	4.48	(h)(i)	6.18	(i)	31

19.10	9.31	295,436,687	0.06		2.62	(h)	0.43		33
17.90	2.41	97,198,855	0.19		2.40		0.51		48
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(i)	2.53	(h)(i)	0.76	(i)	49
16.03	9.35	17,419,901	0.18	(i)	2.84	(h)(i)	1.56	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2025 Fund
Class A
Year Ended June 30, 2017	$18.43	$0.37	(g)(h)	$1.57	$1.94	$(0.36)	$—	$(0.36)
Year Ended June 30, 2016	18.52	0.35	(g)	(0.07)	0.28	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.58	0.32		0.01	0.33	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.27	0.33	(g)(h)	2.35	2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(h)	1.20	1.57	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2017	18.42	0.27	(g)(h)	1.57	1.84	(0.26)	—	(0.26)
Year Ended June 30, 2016	18.51	0.24	(g)	(0.07)	0.17	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.57	0.21		0.01	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(g)(h)	2.35	2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.21	1.48	(0.21)	—	(0.21)

Class I (formerly Select Class)
Year Ended June 30, 2017	18.42	0.41	(g)(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40	(g)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(g)(h)	2.29	2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.22	1.61	(0.33)	—	(0.33)

Class R2
Year Ended June 30, 2017	18.42	0.32	(g)(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30	(g)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(g)(h)	2.35	2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(h)	1.20	1.53	(0.26)	—	(0.26)

Class R3
May 31, 2017 (k) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
May 31, 2017 (k) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2017	18.43	0.44	(g)(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41	(g)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		0.00 (l)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(g)(h)	2.27	2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.25	1.64	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2017	18.43	0.50	(g)(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43	(g)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(g)(h)	2.31	2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.21	1.63	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.01	10.62%	$23,058	0.57%		1.92	%(h)	1.63%		21%
18.43	1.56	20,841	0.59		1.95		2.95		45
18.52	1.77	65,562	0.58		1.74		1.13		14
18.58	16.57	64,440	0.53	(i)	1.88	(h)(i)	1.42	(i)	40
16.27	10.55	55,293	0.57	(i)	2.33	(h)(i)	10.86	(i)	25

20.00	10.08	22,682	1.07		1.41	(h)	2.14		21
18.42	0.95	20,606	1.20		1.33		3.48		45
18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(i)	1.28	(h)(i)	1.92	(i)	40
16.27	9.91	54,964	1.17	(i)	1.73	(h)(i)	11.36	(i)	25

20.00	10.90	25,137,860	0.32		2.16	(h)	0.74		21
18.42	1.73	21,966,302	0.45		2.19		0.82		45
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(i)	2.33	(h)(i)	1.13	(i)	40
16.28	10.78	840,259	0.42	(i)	2.48	(h)(i)	10.56	(i)	25

20.00	10.35	22,895	0.82		1.65	(h)	1.89		21
18.42	1.31	20,748	0.85		1.68		3.22		45
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(i)	1.63	(h)(i)	1.67	(i)	40
16.27	10.28	55,156	0.82	(i)	2.08	(h)(i)	11.11	(i)	25

20.00	0.55	20,106	0.58		5.34	(h)	0.94		21

20.00	0.57	20,111	0.33		5.60	(h)	0.69		21

20.01	11.07	55,475,443	0.16		2.31	(h)	0.53		21
18.43	1.92	51,575,522	0.25		2.25		0.62		45
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(i)	2.62	(h)(i)	0.76	(i)	40
16.28	11.01	1,386,248	0.24	(i)	5.51	(h)(i)	4.79	(i)	25

20.01	11.16	274,383,280	0.07		2.57	(h)	0.44		21
18.43	1.97	84,808,931	0.20		2.37		0.52		45
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(i)	2.47	(h)(i)	0.90	(i)	40
16.27	10.98	13,347,658	0.20	(i)	2.79	(h)(i)	1.76	(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2030 Fund
Class A
Year Ended June 30, 2017	$18.90	$0.36	(g)(h)	$1.98	$2.34	$(0.36)	$—	$(0.36)
Year Ended June 30, 2016	19.11	0.35	(g)	(0.19)	0.16	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.14	0.33	(g)	0.04	0.37	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.48	0.33	(g)(h)	2.67	3.00	(0.33)	(0.01)	(0.34)
July 2, 2012(j) through June 30, 2013	15.00	0.37	(h)	1.40	1.77	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2017	18.88	0.26	(g)(h)	1.99	2.25	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.10	0.23	(g)	(0.19)	0.04	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.13	0.21	(g)	0.05	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(g)(h)	2.67	2.89	(0.23)	(0.01)	(0.24)
July 2, 2012(j) through June 30, 2013	15.00	0.27	(h)	1.41	1.68	(0.20)	—	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	18.88	0.41	(g)(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39	(g)	(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37	(g)	0.02	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(g)(h)	2.63	3.03	(0.37)	(0.01)	(0.38)
July 2, 2012(j) through June 30, 2013	15.00	0.38	(h)	1.42	1.80	(0.32)	—	(0.32)

Class R2
Year Ended June 30, 2017	18.89	0.31	(g)(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30	(g)	(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28	(g)	0.03	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(g)(h)	2.68	2.96	(0.29)	(0.01)	(0.30)
July 2, 2012(j) through June 30, 2013	15.00	0.33	(h)	1.40	1.73	(0.25)	—	(0.25)

Class R3
May 31, 2017(k) through June 30, 2017	20.85	0.10	(g)(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
May 31, 2017(k) through June 30, 2017	20.85	0.10	(g)(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2017	18.89	0.45	(g)(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41	(g)	(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40	(g)	0.03	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(g)(h)	2.55	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012(j) through June 30, 2013	15.00	0.40	(h)	1.43	1.83	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2017	18.90	0.51	(g)(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43	(g)	(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41	(g)	0.04	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(g)(h)	2.61	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012(j) through June 30, 2013	15.00	0.42	(h)	1.41	1.83	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.88	12.48%	$23,355	0.58%		1.83	%(h)	1.63%		22%
18.90	0.88	20,758	0.60		1.87		2.98		52
19.11	1.95	67,472	0.58		1.69		1.11		14
19.14	18.32	66,203	0.54	(i)	1.81	(h)(i)	1.45	(i)	36
16.48	11.89	55,947	0.58	(i)	2.31	(h)(i)	11.17	(i)	30

20.87	11.99	22,970	1.08		1.31	(h)	2.14		22
18.88	0.22	20,520	1.20		1.26		3.48		52
19.10	1.35	66,269	1.18		1.09		1.61		14
19.13	17.58	65,414	1.14	(i)	1.21	(h)(i)	1.95	(i)	36
16.48	11.25	55,613	1.18	(i)	1.71	(h)(i)	11.67	(i)	30

20.86	12.77	28,167,353	0.33		2.07	(h)	0.73		22
18.88	1.04	20,672,603	0.45		2.09		0.81		52
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(i)	2.21	(h)(i)	1.13	(i)	36
16.48	12.06	929,479	0.43	(i)	2.45	(h)(i)	10.68	(i)	30

20.87	12.20	23,190	0.83		1.56	(h)	1.88		22
18.89	0.62	20,665	0.85		1.61		3.21		52
19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(i)	1.56	(h)(i)	1.70	(i)	36
16.48	11.62	55,807	0.83	(i)	2.06	(h)(i)	11.42	(i)	30

20.85	0.61	20,123	0.59		5.80	(h)	0.89		22

20.85	0.63	20,128	0.33		6.06	(h)	0.64		22

20.87	12.94	67,784,124	0.17		2.24	(h)	0.52		22
18.89	1.23	59,159,371	0.25		2.19		0.62		52
19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(i)	2.78	(h)(i)	0.73	(i)	36
16.48	12.29	974,686	0.26	(i)	4.51	(h)(i)	5.45	(i)	30

20.88	13.03	290,130,815	0.08		2.54	(h)	0.44		22
18.90	1.28	77,474,074	0.20		2.30		0.52		52
19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(i)	2.50	(h)(i)	0.89	(i)	36
16.48	12.33	6,769,334	0.22	(i)	2.80	(h)(i)	2.85	(i)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2035 Fund
Class A
Year Ended June 30, 2017	$19.29	$0.36	(g)(h)	$2.27	$2.63	$(0.36)	$—	$(0.36)
Year Ended June 30, 2016	19.57	0.34	(g)	(0.25)	0.09	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.57	0.32		0.07	0.39	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.67	0.31	(g)(h)	2.93	3.24	(0.32)	(0.02)	(0.34)
July 2, 2012(j) through June 30, 2013	15.00	0.37	(h)	1.60	1.97	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2017	19.28	0.26	(g)(h)	2.26	2.52	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.56	0.23	(g)	(0.25)	(0.02)	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.56	0.20		0.07	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(g)(h)	2.93	3.13	(0.21)	(0.02)	(0.23)
July 2, 2012(j) through June 30, 2013	15.00	0.27	(h)	1.59	1.86	(0.20)	—	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	19.28	0.42	(g)(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38	(g)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(g)(h)	2.87	3.27	(0.35)	(0.02)	(0.37)
July 2, 2012(j) through June 30, 2013	15.00	0.39	(h)	1.60	1.99	(0.32)	—	(0.32)

Class R2
Year Ended June 30, 2017	19.28	0.31	(g)(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29	(g)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(g)(h)	2.92	3.19	(0.27)	(0.02)	(0.29)
July 2, 2012(j) through June 30, 2013	15.00	0.33	(h)	1.60	1.93	(0.26)	—	(0.26)

Class R3
May 31, 2017(k) through June 30, 2017	21.52	0.11	(g)(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
May 31, 2017(k) through June 30, 2017	21.52	0.12	(g)(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2017	19.29	0.45	(g)(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41	(g)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(g)(h)	2.80	3.31	(0.38)	(0.02)	(0.40)
July 2, 2012(j) through June 30, 2013	15.00	0.41	(h)	1.61	2.02	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2017	19.29	0.51	(g)(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43	(g)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(g)(h)	2.83	3.31	(0.39)	(0.02)	(0.41)
July 2, 2012(j) through June 30, 2013	15.00	0.43	(h)	1.60	2.03	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses(e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credit (f)		Portfolio turnover rate (c)

$21.56	13.75%	$23,591	0.59%		1.78	%(h)	1.66%		24%
19.29	0.51	20,744	0.60		1.82		3.02		53
19.57	1.98	68,989	0.58		1.65		1.19		14
19.57	19.50	67,644	0.54	(i)	1.72	(h)(i)	1.94	(i)	37
16.67	13.21	56,597	0.59	(i)	2.29	(h)(i)	12.80	(i)	41

21.54	13.15	23,198	1.09		1.27	(h)	2.17		24
19.28	(0.10)	20,501	1.20		1.20		3.52		53
19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(i)	1.11	(h)(i)	2.43	(i)	37
16.66	12.49	56,260	1.19	(i)	1.69	(h)(i)	13.30	(i)	41

21.54	13.99	14,352,807	0.34		2.05	(h)	0.80		24
19.28	0.62	10,229,764	0.45		2.00		0.89		53
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(i)	2.13	(h)(i)	1.41	(i)	37
16.67	13.38	1,176,228	0.45	(i)	2.41	(h)(i)	11.89	(i)	41

21.55	13.48	23,383	0.84		1.52	(h)	1.91		24
19.28	0.21	20,613	0.85		1.56		3.26		53
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(i)	1.46	(h)(i)	2.18	(i)	37
16.67	12.93	56,455	0.84	(i)	2.04	(h)(i)	13.04	(i)	41

21.54	0.69	20,135	0.60		6.15	(h)	0.94		24

21.54	0.71	20,139	0.35		6.40	(h)	0.69		24

21.56	14.21	45,299,205	0.18		2.19	(h)	0.57		24
19.29	0.81	38,009,777	0.25		2.18		0.67		53
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(i)	2.67	(h)(i)	0.91	(i)	37
16.67	13.60	606,414	0.26	(i)	5.21	(h)(i)	10.33	(i)	41

21.56	14.31	218,256,416	0.09		2.49	(h)	0.47		24
19.29	0.86	67,700,314	0.20		2.29		0.56		53
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(i)	2.59	(h)(i)	1.08	(i)	37
16.67	13.65	1,295,293	0.23	(i)	2.78	(h)(i)	7.67	(i)	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2040 Fund
Class A
Year Ended June 30, 2017	$19.45	$0.35	(g)(h)	$2.56	$2.91	$(0.36)	$—	$(0.36)
Year Ended June 30, 2016	19.83	0.34	(g)	(0.35)	(0.01)	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.80	0.32	(g)	0.09	0.41	(0.32)	(0.06)	(0.38)
Year Ended June 30, 2014	16.72	0.32	(g)(h)	3.10	3.42	(0.32)	(0.02)	(0.34)
July 2, 2012(j) through June 30, 2013	15.00	0.37	(h)	1.64	2.01	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2017	19.44	0.25	(g)(h)	2.55	2.80	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.82	0.22	(g)	(0.35)	(0.13)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.79	0.20	(g)	0.09	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(g)(h)	3.10	3.30	(0.21)	(0.02)	(0.23)
July 2, 2012(j) through June 30, 2013	15.00	0.27	(h)	1.65	1.92	(0.20)	—	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	19.44	0.41	(g)(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38	(g)	(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37	(g)	0.07	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(g)(h)	3.04	3.44	(0.35)	(0.02)	(0.37)
July 2, 2012(j) through June 30, 2013	15.00	0.39	(h)	1.65	2.04	(0.32)	—	(0.32)

Class R2
Year Ended June 30, 2017	19.44	0.30	(g)(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29	(g)	(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27	(g)	0.08	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(g)(h)	3.10	3.37	(0.27)	(0.02)	(0.29)
July 2, 2012(j) through June 30, 2013	15.00	0.32	(h)	1.65	1.97	(0.25)	—	(0.25)

Class R3
May 31, 2017(k) through June 30, 2017	21.95	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
May 31, 2017(k) through June 30, 2017	21.95	0.12	(g)(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Year Ended June 30, 2017	19.45	0.44	(g)(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41	(g)	(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41	(g)	0.07	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(g)(h)	2.96	3.48	(0.38)	(0.02)	(0.40)
July 2, 2012(j) through June 30, 2013	15.00	0.42	(h)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2017	19.45	0.53	(g)(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43	(g)	(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42	(g)	0.07	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(g)(h)	3.01	3.49	(0.39)	(0.02)	(0.41)
July 2, 2012(j) through June 30, 2013	15.00	0.42	(h)	1.66	2.08	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$22.00	15.06%	$23,763	0.59%		1.71	%(h)	1.66%		19%
19.45	0.02	20,653	0.60		1.78		3.03		56
19.83	2.08	69,811	0.58		1.63		1.20	(g)	12
19.80	20.50	68,397	0.56	(i)	1.71	(h)(i)	1.93	(i)	22
16.72	13.52	56,777	0.60	(i)	2.88	(h)(i)	14.44	(i)	52

21.99	14.49	23,366	1.09		1.19	(h)	2.16		19
19.44	(0.59)	20,409	1.20		1.16		3.55		56
19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(i)	1.10	(h)(i)	2.44	(i)	22
16.72	12.87	56,439	1.20	(i)	1.68	(h)(i)	14.93	(i)	52

21.99	15.35	18,130,080	0.34		1.97	(h)	0.78		19
19.44	0.18	14,121,513	0.45		1.99		0.88		56
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(i)	2.15	(h)(i)	1.35	(i)	22
16.72	13.70	928,644	0.45	(i)	2.44	(h)(i)	14.11	(i)	52

21.99	14.78	23,616	0.84		1.45	(h)	1.91		19
19.44	(0.23)	20,577	0.85		1.51		3.28		56
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(i)	1.45	(h)(i)	2.18	(i)	22
16.72	13.25	56,635	0.85	(i)	2.03	(h)(i)	14.68	(i)	52

21.98	0.73	20,145	0.60		6.48	(h)	0.89		19

21.98	0.75	20,150	0.35		6.73	(h)	0.64		19

22.00	15.52	43,882,327	0.19		2.12	(h)	0.57		19
19.45	0.37	36,208,196	0.25		2.14		0.69		56
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(i)	2.74	(h)(i)	0.88	(i)	22
16.72	13.92	669,908	0.27	(i)	5.57	(h)(i)	12.70	(i)	52

22.00	15.62	237,133,554	0.09		2.50	(h)	0.46		19
19.45	0.42	59,798,924	0.20		2.27		0.57		56
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(i)	2.56	(h)(i)	1.04	(i)	22
16.72	13.96	504,437	0.23	(i)	2.67	(h)(i)	11.68	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2045 Fund
Class A
Year Ended June 30, 2017	$19.39	0.36	(g)(h)	$2.54	$2.90	$(0.35)	$—	$(0.35)
Year Ended June 30, 2016	19.75	0.34	(g)	(0.33)	0.01	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.71	0.32		0.08	0.40	(0.32)	(0.04)	(0.36)
Year Ended June 30, 2014	16.72	0.32	(g)(h)	3.05	3.37	(0.33)	(0.05)	(0.38)
July 2, 2012(j) through June 30, 2013	15.00	0.37	(h)	1.65	2.02	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2017	19.38	0.25	(g)(h)	2.54	2.79	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.74	0.22	(g)	(0.33)	(0.11)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.70	0.20		0.08	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(g)(h)	3.05	3.26	(0.22)	(0.05)	(0.27)
July 2, 2012(j) through June 30, 2013	15.00	0.27	(h)	1.64	1.91	(0.20)	—	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	19.38	0.41	(g)(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39	(g)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(g)(h)	3.01	3.40	(0.36)	(0.05)	(0.41)
July 2, 2012(j) through June 30, 2013	15.00	0.39	(h)	1.65	2.04	(0.32)	—	(0.32)

Class R2
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(g)(h)	3.05	3.32	(0.28)	(0.05)	(0.33)
July 2, 2012(j) through June 30, 2013	15.00	0.33	(h)	1.65	1.98	(0.26)	—	(0.26)

Class R3
May 31, 2017(k) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
May 31, 2017(k) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2017	19.39	0.44	(g)(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41	(g)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(g)(h)	2.88	3.43	(0.39)	(0.05)	(0.44)
July 2, 2012(j) through June 30, 2013	15.00	0.42	(h)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2017	19.40	0.54	(g)(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44	(g)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.50	(g)(h)	2.95	3.45	(0.40)	(0.05)	(0.45)
July 2, 2012(j) through June 30, 2013	15.00	0.43	(h)	1.65	2.08	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$21.94	15.09%	$23,782	0.59%		1.72	%(h)	1.73%		17%
19.39	0.11	20,668	0.60		1.78		3.14		54
19.75	2.08	69,714	0.58		1.62		1.42		15
19.71	20.29	68,311	0.53	(i)	1.73	(h)(i)	3.34	(i)	31
16.72	13.56	56,774	0.60	(i)	2.28	(h)(i)	15.87	(i)	64

21.92	14.48	23,382	1.09		1.21	(h)	2.24		17
19.38	(0.50)	20,425	1.20		1.16		3.65		54
19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(i)	1.13	(h)(i)	3.84	(i)	31
16.71	12.84	56,435	1.20	(i)	1.68	(i)(j)	16.36	(i)	64

21.92	15.33	12,837,389	0.34		1.99	(h)	0.90		17
19.38	0.27	7,930,339	0.45		2.06		1.05		54
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(i)	2.10	(h)(i)	2.56	(i)	31
16.72	13.73	855,650	0.45	(i)	2.43	(h)(i)	15.61	(i)	64

21.93	14.81	23,634	0.84		1.46	(h)	1.99		17
19.38	(0.15)	20,592	0.85		1.51		3.39		54
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(i)	1.48	(h)(i)	3.59	(i)	31
16.72	13.29	56,632	0.85	(i)	2.03	(h)(i)	16.10	(i)	64

21.91	0.72	20,148	0.60		6.56	(h)	0.94		17

21.91	0.75	20,152	0.35		6.82	(h)	0.69		17

21.93	15.49	30,788,480	0.19		2.14	(h)	0.66		17
19.39	0.46	23,904,086	0.25		2.16		0.83		54
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(i)	2.87	(h)(i)	1.32	(i)	31
16.72	13.96	197,653	0.26	(i)	3.43	(h)(i)	15.73	(i)	64

21.95	15.65	149,787,358	0.09		2.56	(h)	0.54		17
19.40	0.51	35,978,570	0.20		2.31		0.68		54
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(i)	2.67	(h)(i)	1.97	(i)	31
16.72	14.00	162,602	0.23	(i)	2.41	(h)(i)	14.36	(i)	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2050 Fund
Class A
Year Ended June 30, 2017	$19.38	$0.35	(g)(h)	$2.56		$2.91	$(0.35)	$—	$(0.35)
Year Ended June 30, 2016	19.74	0.34	(g)	(0.33	)(i)	0.01	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2015	19.72	0.32		0.07		0.39	(0.33)	(0.04)	(0.37)
Year Ended June 30, 2014	16.73	0.33	(g)(h)	3.05		3.38	(0.34)	(0.05)	(0.39)
July 2, 2012(k) through June 30, 2013	15.00	0.36	(h)	1.67		2.03	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2017	19.37	0.25	(g)(h)	2.55		2.80	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.73	0.22	(g)	(0.32	)(i)	(0.10)	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2015	19.71	0.20		0.07		0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(g)(h)	3.06		3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(h)	1.65		1.92	(0.20)	—	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	19.37	0.41	(g)(h)	2.55		2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38	(g)	(0.33	)(i)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07		0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(g)(h)	3.01		3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(h)	1.66		2.05	(0.32)	—	(0.32)

Class R2
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55		2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.32	)(i)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08		0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(g)(h)	3.06		3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(h)	1.66		1.98	(0.26)	—	(0.26)

Class R3
May 31, 2017 (l) through June 30, 2017	21.89	0.12	(g)(h)	0.04		0.16	(0.13)	—	(0.13)

Class R4
May 31, 2017 (l) through June 30, 2017	21.89	0.12	(g)(h)	0.04		0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2017	19.38	0.43	(g)(h)	2.56		2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41	(g)	(0.33	)(i)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08		0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(g)(h)	2.92		3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(h)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2017	19.39	0.54	(g)(h)	2.47		3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46	(g)	(0.37	)(i)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07		0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(g)(h)	2.97		3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(h)	1.66		2.09	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$21.94	15.13%	$23,822	0.59%		1.71	%(h)	1.77%		17%
19.38	0.11	20,694	0.60		1.78		3.27		60
19.74	1.97	69,732	0.58		1.63		1.57		11
19.72	20.36	68,363	0.55	(j)	1.77	(h)(j)	3.42	(j)	23
16.73	13.62	56,796	0.60	(j)	2.28	(h)(j)	15.61	(j)	49

21.92	14.52	23,427	1.09		1.19	(h)	2.30		17
19.37	(0.50)	20,454	1.20		1.16		3.80		60
19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(j)	1.17	(h)(j)	3.92	(j)	23
16.72	12.90	56,458	1.20	(j)	1.67	(h)(j)	16.10	(j)	49

21.93	15.43	13,337,416	0.34		1.99	(h)	0.96		17
19.37	0.27	8,769,180	0.45		2.01		1.18		60
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(j)	2.16	(h)(j)	2.90	(j)	23
16.73	13.79	860,746	0.45	(j)	2.43	(h)(j)	15.35	(j)	49

21.93	14.80	23,613	0.84		1.44	(h)	2.05		17
19.38	(0.15)	20,565	0.85		1.51		3.54		60
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(j)	1.52	(h)(j)	3.67	(j)	23
16.72	13.28	56,654	0.85	(j)	2.02	(h)(j)	15.85	(j)	49

21.92	0.73	20,147	0.60		6.57	(h)	0.92		17

21.92	0.75	20,151	0.35		6.82	(h)	0.67		17

21.94	15.58	20,970,084	0.19		2.10	(h)	0.72		17
19.38	0.46	17,568,136	0.25		2.17		0.99		60
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(j)	2.78	(h)(j)	1.74	(j)	23
16.72	13.95	503,559	0.27	(j)	4.14	(h)(j)	14.51	(j)	49

21.95	15.69	118,550,411	0.09		2.57	(h)	0.58		17
19.39	0.51	22,544,112	0.21		2.41		0.83		60
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(j)	2.60	(h)(j)	2.52	(j)	23
16.73	14.06	238,087	0.22	(j)	3.09	(h)(j)	14.50	(j)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2055 Fund
Class A
Year Ended June 30, 2017	$19.10	0.35	(g)(h)	$2.49	$2.84	$(0.35)	$—	$(0.35)
Year Ended June 30, 2016	19.41	0.33	(g)	(0.29)	0.04	(0.34)	(0.01)	(0.35)
Year Ended June 30, 2015	19.36	0.32		0.08	0.40	(0.32)	(0.03)	(0.35)
Year Ended June 30, 2014	16.71	0.33	(g)(h)	2.95	3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (j) through June 30, 2013	15.00	0.36	(h)	1.65	2.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2017	19.08	0.25	(g)(h)	2.49	2.74	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.39	0.22	(g)	(0.29)	(0.07)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	19.35	0.20		0.08	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(g)(h)	2.95	3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(h)	1.63	1.90	(0.20)	—	(0.20)

Class I (formerly Select Class)
Year Ended June 30, 2017	19.09	0.41	(g)(h)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37	(g)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(g)(h)	2.93	3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(h)	1.64	2.03	(0.32)	—	(0.32)

Class R2
Year Ended June 30, 2017	19.09	0.30	(g)(h)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28	(g)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(g)(h)	2.94	3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(h)	1.65	1.97	(0.26)	—	(0.26)

Class R3
May 31, 2017 (l) through June 30, 2017	21.54	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
May 31, 2017 (l) through June 30, 2017	21.54	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2017	19.09	0.44	(g)(h)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41	(g)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(g)(h)	2.77	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(h)	1.64	2.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2017	19.10	0.54	(g)(h)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47	(g)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(g)(h)	2.89	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.43	(h)	1.64	2.07	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Amount rounds to less than 0.005%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$21.59	14.98%	$23,802	0.59%		1.72	%(h)	2.18%		16%
19.10	0.25	20,699	0.60		1.77		3.76		53
19.41	2.12	69,475	0.58		1.64		3.04		16
19.36	19.92	68,033	0.51	(i)	1.84	(h)(i)	9.61	(i)	23
16.71	13.49	56,738	0.60	(i)	2.27	(h)(i)	16.56	(i)	52

21.57	14.43	23,442	1.09		1.21	(h)	2.69		16
19.08	(0.35)	20,489	1.20		1.16		4.28		53
19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(i)	1.23	(h)(i)	10.11	(i)	23
16.70	12.77	56,400	1.20	(i)	1.67	(h)(i)	17.04	(i)	52

21.58	15.28	4,419,527	0.34		2.03	(h)	1.38		16
19.09	0.43	3,553,395	0.45		1.96		1.66		53
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(i)	2.04	(h)(i)	9.30	(i)	23
16.71	13.66	901,904	0.45	(i)	2.44	(h)(i)	16.31	(i)	52

21.58	14.70	23,657	0.84		1.46	(h)	2.43		16
19.09	0.00 (k)	20,625	0.85		1.51		4.02		53
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(i)	1.59	(h)(i)	9.86	(i)	23
16.71	13.21	56,597	0.85	(i)	2.02	(h)(i)	16.79	(i)	52

21.57	0.73	20,142	0.60		6.54	(h)	1.03		16

21.57	0.75	20,147	0.35		6.80	(h)	0.78		16

21.59	15.49	11,354,942	0.19		2.15	(h)	1.12		16
19.09	0.56	8,126,493	0.25		2.17		1.46		53
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(i)	3.10	(h)(i)	4.01	(i)	23
16.71	13.88	71,611	0.25	(i)	2.68	(h)(i)	16.17	(i)	52

21.59	15.54	41,752,071	0.09		2.62	(h)	0.94		16
19.10	0.66	8,100,832	0.21		2.52		1.33		53
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(i)	2.51	(h)(i)	8.79	(i)	23
16.71	13.93	108,546	0.21	(i)	2.85	(h)(i)	16.21	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Blend 2060 Fund
Class A
August 31, 2016(h) through June 30, 2017	$15.00	$0.27	(i)	$1.39	$1.66	$(0.27)

Class C
August 31, 2016(h) through June 30, 2017	15.00	0.20	(i)	1.38	1.58	(0.20)

Class I (formerly Select Class)
August 31, 2016(h) through June 30, 2017	15.00	0.30	(i)	1.38	1.68	(0.30)

Class R2
August 31, 2016(h) through June 30, 2017	15.00	0.24	(i)	1.37	1.61	(0.23)

Class R3
May 31, 2017(k) through June 30, 2017	16.36	0.09	(i)	0.03	0.12	(0.10)

Class R4
May 31, 2017(k) through June 30, 2017	16.36	0.10	(i)	0.02	0.12	(0.10)

Class R5
August 31, 2016(h) through June 30, 2017	15.00	0.34	(i)	1.36	1.70	(0.32)

Class R6
August 31, 2016(h) through June 30, 2017	15.00	0.37	(i)	1.34	1.71	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2017.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (c)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$16.39	11.15%	$22,224	0.60	%(j)	2.10	%(i)(j)	15.28	%(j)	73%

16.38	10.65	22,129	1.11	(j)	1.59	(i)(j)	15.80	(j)	73

16.38	11.31	1,010,299	0.36	(j)	2.35	(i)(j)	14.52	(j)	73

16.38	10.86	22,175	0.86	(j)	1.84	(i)(j)	15.55	(j)	73

16.38	0.73	20,143	0.59	(j)	6.91	(i)(j)	7.00	(j)	73

16.38	0.75	20,148	0.34	(j)	7.16	(i)(j)	6.75	(j)	73

16.38	11.47	49,248	0.20	(j)	2.60	(i)(j)	14.60	(j)	73

16.38	11.54	1,076,023	0.08	(j)	2.76	(i)(j)	10.55	(j)	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class I* Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund***	Class A, Class C, Class I*, Class R2, Class R3**, Class R4**, Class R5 and Class R6	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class R3 and Class R4 commenced operations on May 31, 2017.
***	The JPMorgan SmartRetirement® Blend 2060 Fund commenced operations on August 31, 2016.

Currently, Class A and Class C Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

JPMorgan SmartRetirement Blend Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement Blend 2015 Fund in a reorganization on June 23, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$197,104,994	$693,285	$—	$197,798,279

Appreciation in Other Financial Instruments
Futures Contracts	$156,885	$30,695	$—	$187,580

Depreciation in Other Financial Instruments
Futures Contracts	$(70,871)	$(50,309)	$—	$(121,180)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$367,933,729	$1,381,582	$—	$369,315,311

Appreciation in Other Financial Instruments
Futures Contracts	$313,115	$70,886	$—	$384,001

Depreciation in Other Financial Instruments
Futures Contracts	$(139,963)	$(98,947)	$—	$(238,910)

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$350,297,751	$1,491,310	$—	$351,789,061

Appreciation in Other Financial Instruments
Futures Contracts	$307,033	$65,492	$—	$372,525

Depreciation in Other Financial Instruments
Futures Contracts	$(152,346)	$(104,427)	$—	$(256,773)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$380,694,597	$1,601,039	$—	$382,295,636

Appreciation in Other Financial Instruments
Futures Contracts	$331,097	$72,486	$—	$403,583

Depreciation in Other Financial Instruments
Futures Contracts	$(163,330)	$(105,105)	$—	$(268,435)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$275,303,107	$1,187,063	$—	$276,490,170

Appreciation in Other Financial Instruments
Futures Contracts	$238,067	$50,984	$—	$289,051

Depreciation in Other Financial Instruments
Futures Contracts	$(121,107)	$(82,089)	$—	$(203,196)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$297,709,206	$1,301,780	$—	$299,010,986

Appreciation in Other Financial Instruments
Futures Contracts	$257,792	$55,733	$—	$313,525

Depreciation in Other Financial Instruments
Futures Contracts	$(134,255)	$(89,535)	$—	$(223,790)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$190,994,802	$832,939	$—	$191,827,741

Appreciation in Other Financial Instruments
Futures Contracts	$164,667	$39,619	$—	$204,286

Depreciation in Other Financial Instruments
Futures Contracts	$(87,534)	$(53,515)	$—	$(141,049)

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$152,213,089	$643,408	$—	$152,856,497

Appreciation in Other Financial Instruments
Futures Contracts	$133,667	$26,461	$—	$160,128

Depreciation in Other Financial Instruments
Futures Contracts	$(69,167)	$(45,898)	$—	$(115,065)

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$56,987,308	$284,297	$—	$57,271,605

Appreciation in Other Financial Instruments
Futures Contracts	$49,513	$10,541	$—	$60,054

Depreciation in Other Financial Instruments
Futures Contracts	$(24,955)	$(15,303)	$—	$(40,258)

JPMorgan SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,175,923	$—	$—	$2,175,923

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$458,810	$2,655,317	$—	$—	$—	336,279	$2,918,898
JPMorgan Core Bond Fund, Class R6 Shares	8,480,916	24,956,146	4,286,866	79,945	303,640	2,502,370	29,102,567
JPMorgan Corporate Bond Fund, Class R6 Shares	2,121,290	3,747,868	543,544	(1,418)	77,475	529,894	5,373,122
JPMorgan Emerging Economies Fund, Class R6 Shares	510,027	1,033,069	87,493	(15,106)	7,388	125,485	1,658,917
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	911,671	3,854,755	992,389	(51,871)	92,544	456,759	3,759,128

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend Income Fund (continued)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$624,892	$1,007,875	$98,730	$(14,014)	$4,784	72,355	$1,866,028
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	57,149	1,707,399	—	—	15,748	210,418	1,754,888
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,503,017	3,671,457	87,493	(6,902)	86,346	537,802	5,060,719
JPMorgan High Yield Fund, Class R6 Shares	4,077,798	10,782,833	2,039,335	(86,185)	356,649	1,766,633	13,143,747
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,702,779	5,444,818	11,147,597	—	4,701	—	—
JPMorgan Realty Income Fund, Class R6 Shares	1,323,754	3,633,099	248,232	75,228	26,917	351,500	4,601,140
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	75,447,961	57,136,095	—	35,735	18,311,866	18,311,866

Total	$25,772,103			$(20,323)	$1,011,927		$87,551,020

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$449,371	$2,314,352	$—	$(12)	$—	305,459	$2,651,383
JPMorgan Core Bond Fund, Class R6 Shares	25,710,695	40,916,442	10,616,912	213,177	877,098	4,789,128	55,697,555
JPMorgan Corporate Bond Fund, Class R6 Shares	6,465,728	4,910,703	1,211,308	9,499	221,785	1,001,976	10,160,036
JPMorgan Emerging Economies Fund, Class R6 Shares	1,919,357	2,061,421	533,274	(95,426)	28,174	296,783	3,923,470
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,089,455	7,138,721	3,398,744	(159,257)	222,515	696,025	5,728,282
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,246,520	1,345,960	246,526	(23,158)	18,397	157,728	4,067,802
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	285,481	3,239,608	—	—	42,012	422,703	3,525,344
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,637,664	2,953,640	—	—	112,015	489,770	4,608,731
JPMorgan High Yield Fund, Class R6 Shares	9,935,704	16,594,537	3,964,275	(248,547)	864,225	3,095,292	23,028,971
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,385,930	13,445,533	15,831,463	—	1,836	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,560,716	7,253,001	832,584	333,744	117,760	870,500	11,394,844
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	167,718,269	159,718,979	—	20,665	7,999,290	7,999,290

Total	$58,686,621			$30,020	$2,526,482		$132,785,708

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$207,213	$—	$—	$—	22,646	$196,570
JPMorgan Core Bond Fund, Class R6 Shares	20,723,163	34,007,077	7,531,270	147,750	738,531	4,033,717	46,912,132
JPMorgan Corporate Bond Fund, Class R6 Shares	5,267,562	4,211,526	378,086	7,139	191,301	895,215	9,077,483
JPMorgan Emerging Economies Fund, Class R6 Shares	1,985,195	1,401,673	—	—	34,163	302,486	3,998,864
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,536,411	6,463,234	2,919,814	(152,494)	189,361	604,620	4,976,022
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,603,547	1,925,250	373,871	(26,036)	25,047	195,337	5,037,741
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	345,532	2,778,216	—	—	30,803	374,629	3,124,406
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	435,040	—	—	8,099	45,940	432,293
JPMorgan High Yield Fund, Class R6 Shares	7,900,644	14,202,377	2,509,829	(203,188)	734,771	2,681,951	19,953,713
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,227,943	11,921,816	14,149,759	—	1,839	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,892,822	8,180,667	653,527	359,657	131,428	974,914	12,761,630
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	127,674,175	121,176,722	—	19,479	6,497,453	6,497,453

Total	$48,482,819			$132,828	$2,104,822		$112,968,307

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$13,964,912	$32,237,320	$7,679,793	$146,366	$550,807	3,304,887	$38,435,842
JPMorgan Corporate Bond Fund, Class R6 Shares	3,944,052	4,079,866	638,341	(4,231)	150,962	728,139	7,383,326
JPMorgan Emerging Economies Fund, Class R6 Shares	2,547,102	2,462,609	237,813	(57,680)	39,786	416,621	5,507,735
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,094,341	6,689,479	3,237,900	(164,307)	165,776	537,758	4,425,751
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,959,319	3,048,227	339,056	(11,136)	29,746	262,115	6,759,936
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	389,593	2,813,964	—	—	40,512	384,628	3,207,797
JPMorgan High Yield Fund, Class R6 Shares	7,085,797	14,268,764	2,646,965	(185,395)	715,230	2,560,095	19,047,105
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,799,009	9,732,409	12,531,418	—	2,072	—	—
JPMorgan Realty Income Fund, Class R6 Shares	6,638,664	10,372,205	307,068	409,560	155,225	1,218,595	15,951,410
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	153,847,109	147,463,794	—	20,925	6,383,315	6,383,315

Total	$41,422,789			$133,177	$1,871,041		$107,102,217

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$7,261,630	$16,887,905	$3,859,075	$72,197	$271,554	1,740,693	$20,244,264
JPMorgan Corporate Bond Fund, Class R6 Shares	2,202,012	1,620,312	621,626	608	72,841	314,163	3,185,616
JPMorgan Emerging Economies Fund, Class R6 Shares	1,873,758	2,100,538	172,770	(17,760)	37,502	331,915	4,387,914
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	612,327	4,516,458	2,305,402	(118,745)	103,449	332,168	2,733,742
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,538,955	2,308,021	343,315	(13,335)	22,007	208,564	5,378,862
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	200,018	2,064,768	—	—	23,884	271,077	2,260,781
JPMorgan High Yield Fund, Class R6 Shares	4,899,576	10,400,097	2,223,405	(107,983)	477,791	1,786,821	13,293,945
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,385,085	8,938,361	11,323,446	—	1,365	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,453,842	8,567,245	712,019	347,524	126,422	969,939	12,696,500
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	103,910,820	98,813,600	—	15,586	5,097,220	5,097,220

Total	$27,427,203			$162,506	$1,152,401		$69,278,844

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,299,963	$12,389,969	$4,251,668	$85,653	$139,773	1,073,387	$12,483,488
JPMorgan Corporate Bond Fund, Class R6 Shares	1,474,832	1,035,125	495,768	(6,039)	49,833	199,352	2,021,429
JPMorgan Emerging Economies Fund, Class R6 Shares	2,098,443	2,618,989	—	—	36,112	407,860	5,391,913
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	326,286	4,303,109	2,340,379	(117,820)	81,413	267,227	2,199,276
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,583,771	3,268,493	466,535	(36,568)	27,386	246,259	6,351,009
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	192,368	2,037,556	—	—	27,107	267,630	2,232,035
JPMorgan High Yield Fund, Class R6 Shares	4,409,931	10,655,338	2,016,231	(89,087)	464,990	1,781,822	13,256,754
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,052,030	6,359,085	8,411,115	—	1,285	—	—
JPMorgan Realty Income Fund, Class R6 Shares	5,734,942	10,328,384	184,625	404,628	135,960	1,165,987	15,262,776
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	125,115,976	117,172,967	—	16,032	7,943,009	7,943,009

Total	$23,172,566			$240,767	$979,891		$67,141,689

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$2,548,547	$6,618,363	$2,360,267	$50,731	$74,363	586,575	$6,821,872
JPMorgan Corporate Bond Fund, Class R6 Shares	890,766	443,283	349,171	(3,859)	27,296	96,562	979,138
JPMorgan Emerging Economies Fund, Class R6 Shares	1,286,967	1,919,424	103,997	(15,492)	22,189	266,620	3,524,716
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	236,959	2,649,348	1,383,347	(70,299)	48,315	175,244	1,442,257
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,474,371	1,949,969	—	—	16,238	156,094	4,025,657
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	86,399	1,226,969	—	—	15,382	157,533	1,313,829
JPMorgan High Yield Fund, Class R6 Shares	2,688,948	6,883,125	1,236,833	(42,590)	280,154	1,135,567	8,448,620
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,282,241	3,725,989	5,008,230	—	818	—	—
JPMorgan Realty Income Fund, Class R6 Shares	3,513,232	7,051,947	166,396	235,381	81,500	763,635	9,995,987
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	73,247,862	68,647,545	—	10,577	4,600,317	4,600,317

Total	$14,008,430			$153,872	$576,832		$41,152,393

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,858,510	$5,759,003	$1,854,165	$35,567	$60,533	497,146	$5,781,803
JPMorgan Corporate Bond Fund, Class R6 Shares	645,055	835,091	304,316	(4,829)	20,712	115,329	1,169,440
JPMorgan Emerging Economies Fund, Class R6 Shares	860,296	1,475,064	—	—	17,482	201,047	2,657,841
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	133,558	1,894,638	1,054,178	(53,898)	36,686	112,921	929,337
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,138,311	1,813,315	79,562	(7,725)	12,790	129,691	3,344,739
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	60,307	1,104,324	—	—	13,850	139,789	1,165,842
JPMorgan High Yield Fund, Class R6 Shares	1,943,757	5,479,278	817,471	(30,660)	224,025	900,463	6,699,449
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,136,356	3,050,712	4,187,068	—	648	—	—
JPMorgan Realty Income Fund, Class R6 Shares	2,546,023	5,658,171	—	181,977	63,812	603,781	7,903,498
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	66,135,726	63,561,112	—	8,430	2,574,614	2,574,614

Total	$10,322,173			$120,432	$458,968		$32,226,563

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$755,871	$1,927,663	$605,027	$13,045	$23,236	178,860	$2,080,143
JPMorgan Corporate Bond Fund, Class R6 Shares	262,310	163,527	134,689	(2,238)	8,545	28,438	288,362
JPMorgan Emerging Economies Fund, Class R6 Shares	380,184	439,684	37,923	(8,794)	7,655	68,571	906,502
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	65,388	748,389	442,146	(22,544)	14,409	42,863	352,762
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	454,955	646,523	—	—	4,922	49,357	1,272,928
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	31,395	406,480	—	—	4,897	52,483	437,705
JPMorgan High Yield Fund, Class R6 Shares	792,010	1,971,848	259,159	(10,557)	86,246	341,549	2,541,121
JPMorgan Prime Money Market Fund, Institutional Class Shares	422,543	1,330,710	1,753,253	—	261	—	—
JPMorgan Realty Income Fund, Class R6 Shares	1,036,508	2,081,947	—	76,437	26,665	227,715	2,980,790
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	25,234,277	24,013,070	—	3,108	1,221,207	1,221,207

Total	$4,201,164			$45,349	$179,944		$12,081,520

		For the period ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan SmartRetirement Blend 2060 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$109,953	$26,358	$(254)	$943	7,214	$83,895
JPMorgan Corporate Bond Fund, Class R6 Shares	—	19,067	3,837	(115)	296	1,463	14,837
JPMorgan Emerging Economies Fund, Class R6 Shares	—	37,593	—	—	321	3,143	41,556
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	35,076	18,536	(1,052)	573	1,898	15,622
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	44,374	2,971	189	205	1,846	47,611
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	—	16,837	—	—	216	2,023	16,868
JPMorgan High Yield Fund, Class R6 Shares	—	113,629	16,717	(182)	3,384	13,114	97,566
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	9,507	9,507	—	1	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	124,011	4,152	2,463	1,080	8,692	113,781
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	1,277,528	1,259,706	—	53	17,822	17,822

Total	$—			$1,049	$7,072		$449,558

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

C. Futures Contracts — The Funds, with the exception of JPMorgan SmartRetirement Blend 2060 Fund, used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$3,928,452	(a)	$7,871,997
Interest Rate	557,057		5,229,274

Short Futures Contracts:
Equity	1,149,955	(a)	943,873
Interest Rate	3,840,749	(a)	9,598,784
Foreign Exchange	248,400	(b)	—

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	6,759,916		15,392,387
Interest Rate	3,132,421	(c)	10,516,292

Short Futures Contracts:
Equity	3,094,659	(a)	1,604,584
Interest Rate	10,503,063	(a)	17,589,040
Foreign Exchange	1,159,200	(b)	—

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	8,341,490		20,962,712
Interest Rate	3,880,563	(c)	10,997,614

Short Futures Contracts:
Equity	2,451,359	(a)	1,415,810
Interest Rate	12,091,993	(a)	20,152,078
Foreign Exchange	1,407,600	(b)	—

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	8,792,827		22,026,231
Interest Rate	6,148,137	(a)	12,320,715

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2030 Fund (continued)
Short Futures Contracts:
Equity	$2,545,202	(a)	$1,604,585
Interest Rate	11,906,245	(a)	20,765,817
Foreign Exchange	2,070,000	(b)	—

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	6,532,868		16,250,353
Interest Rate	4,724,113	(a)	9,130,785

Short Futures Contracts:
Equity	1,813,798	(a)	1,132,648
Interest Rate	8,721,722	(a)	14,737,935
Foreign Exchange	1,821,600	(b)	—

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	6,703,125		18,194,231
Interest Rate	4,913,830	(a)	10,129,656

Short Futures Contracts:
Equity	1,845,716	(a)	1,227,035
Interest Rate	8,869,765	(a)	15,698,384
Foregin Exchange	1,987,200	(b)	—

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	4,075,757		11,134,167
Interest Rate	3,056,042	(a)	6,772,622

Short Futures Contracts:
Equity	1,141,133	(a)	943,873
Interest Rate	5,205,147	(a)	9,691,833
Foreign Exchange	1,159,200	(b)	—

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	3,285,060		8,844,875
Interest Rate	2,412,003	(a)	5,240,034

Short Futures Contracts:
Equity	895,132	(a)	566,324
Interest Rate	4,358,535	(a)	8,115,846
Foreign Exchange	828,000	(b)	—

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	1,232,154		3,313,146
Interest Rate	942,364	(a)	1,971,558

Short Futures Contracts:
Equity	340,975	(a)	188,775
Interest Rate	1,703,385	(a)	2,998,325
Foreign Exchange	331,200	(b)	—

(a)	For the period December 1, 2016 through June 30, 2017.
(b)	For the period July 1, 2016 through July 31, 2016.
(c)	For the period January 1, 2017 through June 30, 2017.

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$148,328
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	39,252

Total		$187,580

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(68,091)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(53,089)

Total		$(121,180)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$278,924
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	105,077

Total		$384,001

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(126,531)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(112,379)

Total		$(238,910)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$271,418
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	101,107

Total		$372,525

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(122,157)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(134,616)

Total		$(256,773)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$293,107
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	110,476

Total		$403,583

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(131,811)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(136,624)

Total		$(268,435)

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$210,049
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	79,002

Total		$289,051

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(97,589)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(105,607)

Total		$(203,196)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$225,025
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	88,500

Total		$313,525

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(108,103)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(115,687)

Total		$(223,790)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$141,871
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	62,415

Total		$204,286

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(72,612)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(68,437)

Total		$(141,049)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$117,044
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	43,084

Total		$160,128

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(56,982)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(58,083)

Total		$(115,065)

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$43,340
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	16,714

Total		$60,054

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(20,530)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(19,728)

Total		$(40,258)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2017, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(94,358)
Equity contracts	69,578
Foreign exchange contracts	28,032

Total	$3,252

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$80,237
Equity contracts	(13,837)
Foreign exchange contracts	(26,094)

Total	$40,306

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(307,871)
Equity contracts	387,451
Foreign exchange contracts	130,809

Total	$210,389

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$152,393
Equity contracts	(22,637)
Foreign exchange contracts	(121,773)

Total	$7,983

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(254,445)
Equity contracts	631,467
Foreign exchange contracts	158,810

Total	$535,832

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$149,261
Equity contracts	(47,821)
Foreign exchange contracts	(147,867)

Total	$(46,427)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(127,364)
Equity contracts	700,452
Foreign exchange contracts	233,530

Total	$806,618

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$161,296
Equity contracts	(42,506)
Foreign exchange contracts	(217,452)

Total	$(98,662)

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(108,169)
Equity contracts	513,746
Foreign exchange contracts	205,523

Total	$611,100

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$112,460
Equity contracts	(36,828)
Foreign exchange contracts	(191,358)

Total	$(115,726)

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(114,362)
Equity contracts	532,152
Foreign exchange contracts	224,171

Total	$641,961

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

Amount of Change in Unrealized Appreciation (Depreciaiton) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$116,922
Equity contracts	(37,409)
Foreign exchange contracts	(208,755)

Total	$(129,242)

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(57,088)
Equity contracts	287,954
Foreign exchange contracts	130,784

Total	$361,650

Amount of Change in Unrealized Appreciation (Depreciaiton) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$69,259
Equity contracts	(13,178)
Foreign exchange contracts	(121,773)

Total	$(65,692)

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(47,727)
Equity contracts	268,340
Foreign exchange contracts	93,425

Total	$314,038

Amount of Change in Unrealized Appreciation (Depreciaiton) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$60,062
Equity contracts	(21,132)
Foreign exchange contracts	(86,981)

Total	$(48,051)

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(23,531)
Equity contracts	95,541
Foreign exchange contracts	37,391

Total	$109,401

Amount of Change in Unrealized Appreciation (Depreciaiton) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$22,810
Equity contracts	(5,058)
Foreign exchange contracts	(34,792)

Total	$(17,040)

The Funds’ derivatives contracts held at June 30, 2017 are not accounted for as hedging instruments under GAAP.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

E. Offering and Organization Costs — Total offering costs of $79,260 paid in connection with the offering of shares of JPMorgan SmartRetirement Blend 2060 Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of JPMorgan SmartRetirement Blend 2060 Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended June 30, 2017, total offering costs amortized were $65,796.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows:

	Class A	Class C	Class I	Class R2	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$152	$152	$388	$152	$432	$1,449	$2,725
Sub-transfer agency fees	—	—	3,334	—	4,966	—	8,300
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	152	152	673	151	707	1,975	3,810
Sub-transfer agency fees	—	—	5,951	—	10,229	—	16,180
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	152	152	756	152	668	1,973	3,853
Sub-transfer agency fees	—	—	8,826	—	14,069	—	22,895
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	153	152	816	152	690	2,142	4,105
Sub-transfer agency fees	—	—	9,307	—	12,480	—	21,787
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	152	152	728	152	532	1,988	3,704
Sub-transfer agency fees	—	—	7,678	—	12,996	—	20,674
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	152	153	1,189	152	570	1,966	4,182
Sub-transfer agency fees	—	—	8,400	—	13,740	—	22,140
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	152	152	579	152	501	1,725	3,261
Sub-transfer agency fees	—	—	9,160	—	13,598	—	22,758

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Class A	Class C	Class I	Class R2	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	$152	$152	$767	$152	$440	$1,672	$3,335
Sub-transfer agency fees	—	—	11,357	—	11,201	—	22,558
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	152	152	1,062	152	389	1,178	3,085
Sub-transfer agency fees	—	—	4,171	—	6,177	—	10,348
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	91	90	95	90	91	125	582
Sub-transfer agency fees	—	—	—	—	—	—	—

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$697,123	$88,004	$(785,127)
JPMorgan SmartRetirement Blend 2020 Fund	1	33,532	(33,533)
JPMorgan SmartRetirement Blend 2025 Fund	—	44,159	(44,159)
JPMorgan SmartRetirement Blend 2030 Fund	—	171,946	(171,946)
JPMorgan SmartRetirement Blend 2035 Fund	—	123,320	(123,320)
JPMorgan SmartRetirement Blend 2040 Fund	—	138,851	(138,851)
JPMorgan SmartRetirement Blend 2045 Fund	—	78,041	(78,041)
JPMorgan SmartRetirement Blend 2050 Fund	—	63,099	(63,099)
JPMorgan SmartRetirement Blend 2055 Fund	—	24,876	(24,876)
JPMorgan SmartRetirement Blend 2060 Fund	(49)	825	(776)

The reclassifications for the Funds relate primarily to investments in regulated investment companies and tax attributes acquired as the result of a business combination.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10	%*

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.79%	1.29%	0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017, except for Class R3 and Class R4 Shares which are in place until at least May 31, 2018.

Prior to July 1, 2016, the contractual expense limitations for the Funds were as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
0.85%	1.45%	0.70%	1.10%	0.50%	0.45%

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$192,553	$61,047	$3,933	$257,533	$178,704
JPMorgan SmartRetirement Blend 2020 Fund	569,730	126,463	6,773	702,966	151,522
JPMorgan SmartRetirement Blend 2025 Fund	548,480	132,666	9,725	690,871	128,370
JPMorgan SmartRetirement Blend 2030 Fund	581,959	135,470	10,276	727,705	106,786
JPMorgan SmartRetirement Blend 2035 Fund	415,131	118,901	8,425	542,457	102,616
JPMorgan SmartRetirement Blend 2040 Fund	423,122	118,479	9,484	551,085	92,535
JPMorgan SmartRetirement Blend 2045 Fund	257,784	81,237	13,587	352,608	123,333
JPMorgan SmartRetirement Blend 2050 Fund	204,787	63,029	16,709	284,525	137,789
JPMorgan SmartRetirement Blend 2055 Fund	78,949	25,809	7,781	112,539	171,317
JPMorgan SmartRetirement Blend 2060 Fund	2,964	969	149	4,082	154,747

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Blend Income Fund	$79,892,108	$25,938,574	$419,501	$—
JPMorgan SmartRetirement Blend 2020 Fund	251,527,136	74,944,182	1,143,613	175,000
JPMorgan SmartRetirement Blend 2025 Fund	216,379,974	45,300,014	1,118,637	145,000
JPMorgan SmartRetirement Blend 2030 Fund	247,096,510	49,626,194	1,133,601	140,000
JPMorgan SmartRetirement Blend 2035 Fund	177,237,503	38,255,963	883,891	310,000
JPMorgan SmartRetirement Blend 2040 Fund	193,987,073	32,241,204	833,961	290,000
JPMorgan SmartRetirement Blend 2045 Fund	125,494,825	17,081,019	649,199	269,999
JPMorgan SmartRetirement Blend 2050 Fund	105,711,759	13,465,825	439,454	165,000
JPMorgan SmartRetirement Blend 2055 Fund	37,530,971	4,856,722	254,676	20,000
JPMorgan SmartRetirement Blend 2060 Fund	3,076,090	1,051,471	—	—

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$187,235,806	$11,286,698	$724,225	$10,562,473
JPMorgan SmartRetirement Blend 2020 Fund	346,426,244	23,693,096	804,029	22,889,067
JPMorgan SmartRetirement Blend 2025 Fund	326,899,169	25,431,992	542,100	24,889,892
JPMorgan SmartRetirement Blend 2030 Fund	350,676,703	31,987,609	368,676	31,618,933
JPMorgan SmartRetirement Blend 2035 Fund	252,881,385	23,990,971	382,186	23,608,785
JPMorgan SmartRetirement Blend 2040 Fund	272,935,316	26,481,274	405,604	26,075,670
JPMorgan SmartRetirement Blend 2045 Fund	176,804,858	15,426,137	403,254	15,022,883
JPMorgan SmartRetirement Blend 2050 Fund	140,812,157	12,327,255	282,915	12,044,340
JPMorgan SmartRetirement Blend 2055 Fund	52,945,879	4,480,436	154,710	4,325,726
JPMorgan SmartRetirement Blend 2060 Fund	2,040,194	143,127	7,398	135,729

For the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2017 was as follows:

	Ordinary Income*	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$1,943,999	$1,943,999
JPMorgan SmartRetirement Blend 2020 Fund	5,837,369	5,837,369
JPMorgan SmartRetirement Blend 2025 Fund	5,493,010	5,493,010
JPMorgan SmartRetirement Blend 2030 Fund	5,716,865	5,716,865
JPMorgan SmartRetirement Blend 2035 Fund	4,038,639	4,038,639
JPMorgan SmartRetirement Blend 2040 Fund	4,088,780	4,088,780
JPMorgan SmartRetirement Blend 2045 Fund	2,525,739	2,525,739
JPMorgan SmartRetirement Blend 2050 Fund	1,992,022	1,992,022
JPMorgan SmartRetirement Blend 2055 Fund	777,823	777,823
JPMorgan SmartRetirement Blend 2060 Fund	29,752	29,752

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$1,199,203	$52,366	$1,251,569
JPMorgan SmartRetirement Blend 2020 Fund	3,813,672	64,874	3,878,546
JPMorgan SmartRetirement Blend 2025 Fund	3,363,256	98,042	3,461,298
JPMorgan SmartRetirement Blend 2030 Fund	3,436,426	59,363	3,495,789
JPMorgan SmartRetirement Blend 2035 Fund	2,416,909	48,779	2,465,688
JPMorgan SmartRetirement Blend 2040 Fund	2,248,062	69,799	2,317,861
JPMorgan SmartRetirement Blend 2045 Fund	1,364,351	39,952	1,404,303
JPMorgan SmartRetirement Blend 2050 Fund	882,345	32,452	914,797
JPMorgan SmartRetirement Blend 2055 Fund	366,996	7,955	374,951

*	Short-term gains are treated as ordinary income for income tax purposes.

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$112,656	$(873,030)	$10,455,342
JPMorgan SmartRetirement Blend 2020 Fund	41,071	(1,469,235)	22,721,766
JPMorgan SmartRetirement Blend 2025 Fund	43,494	(1,682,353)	24,823,531
JPMorgan SmartRetirement Blend 2030 Fund	98,775	(2,708,706)	31,542,606
JPMorgan SmartRetirement Blend 2035 Fund	60,082	(2,043,798)	23,560,592
JPMorgan SmartRetirement Blend 2040 Fund	70,099	(1,818,027)	26,020,081
JPMorgan SmartRetirement Blend 2045 Fund	44,644	(1,153,028)	14,985,714
JPMorgan SmartRetirement Blend 2050 Fund	34,430	(465,574)	12,012,420
JPMorgan SmartRetirement Blend 2055 Fund	15,675	(157,963)	4,316,098
JPMorgan SmartRetirement Blend 2060 Fund	4,532	48	135,729

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals and trustee deferred compensation.

As of June 30, 2017, the Funds had the net capital loss carryforwards as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$—	$873,030	*
JPMorgan SmartRetirement Blend 2020 Fund	—	1,469,235
JPMorgan SmartRetirement Blend 2025 Fund	87,268	1,595,085
JPMorgan SmartRetirement Blend 2030 Fund	308,760	2,399,946
JPMorgan SmartRetirement Blend 2035 Fund	273,125	1,770,673
JPMorgan SmartRetirement Blend 2040 Fund	268,087	1,549,940
JPMorgan SmartRetirement Blend 2045 Fund	259,989	893,039
JPMorgan SmartRetirement Blend 2050 Fund	6,685	458,889
JPMorgan SmartRetirement Blend 2055 Fund	69,863	88,100

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue code sections 381-384.

During the year ended June 30, 2017, the following Funds utilized net capital loss carryforwards as follows:

JPMorgan SmartRetirement Blend Income Fund	$71,542
JPMorgan SmartRetirement Blend 2020 Fund	103,506
JPMorgan SmartRetirement Blend 2050 Fund	14,124

Specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the Funds deferred to July 1, 2017 the following specified ordinary losses of:

Specified Ordinary Losses
JPMorgan SmartRetirement Blend Income Fund	$20,878
JPMorgan SmartRetirement Blend 2020 Fund	57,608
JPMorgan SmartRetirement Blend 2025 Fund	57,290

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2017. Average borrowings from the Facility for, during, the year ended June 30, 2017, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend 2020 Fund	$7,862,838	0.33%	1	$71

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement Blend 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2017. Average borrowings from the Credit Facility for, during, the year ended June 30, 2017, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend 2020 Fund	$500,000	1.53%	1	$21

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	—	—	2	32.8%
JPMorgan SmartRetirement Blend 2020 Fund	—	—	2	35.3
JPMorgan SmartRetirement Blend 2025 Fund	—	—	2	38.4
JPMorgan SmartRetirement Blend 2030 Fund	—	—	2	40.3
JPMorgan SmartRetirement Blend 2035 Fund	—	—	2	39.2
JPMorgan SmartRetirement Blend 2040 Fund	—	—	2	38.7
JPMorgan SmartRetirement Blend 2045 Fund	—	—	2	41.2
JPMorgan SmartRetirement Blend 2050 Fund	—	—	2	36.9
JPMorgan SmartRetirement Blend 2055 Fund	—	—	2	43.6
JPMorgan SmartRetirement Blend 2060 Fund	7	41.1%	4	28.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On February 15, 2017, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement Blend 2015 Fund (the “Target Fund”) into JPMorgan SmartRetirement Blend Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 23, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I, Class R2, Class R5 and Class R6 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $68,997,813 and identified cost of approximately $63,086,849 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 23, 2017, the Target Fund had net capital loss carryforwards of $335,557.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement Blend 2015 Fund				$5,910,964
Class A	1,242	$22,231	$17.90
Class C	1,223	21,884	17.89
Class I	407,944	7,299,264	17.89
Class R2	1,233	22,065	17.89
Class R5	670,317	11,997,058	17.90
Class R6	3,203,767	57,364,098	17.91

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
JPMorgan SmartRetirement Blend Income Fund				$6,319,991
Class A	1,281	$22,219	$17.34
Class C	1,262	21,878	17.33
Class I	401,062	6,954,410	17.34
Class R2	1,271	22,038	17.34
Class R3	1,160	20,108	17.33
Class R4	1,161	20,112	17.33
Class R5	985,778	17,095,790	17.34
Class R6	5,584,241	96,889,412	17.35

Post Reorganization
JPMorgan SmartRetirement Blend Income Fund				$12,230,955
Class A	2,563	$44,450	$17.34
Class C	2,525	43,762	17.33
Class I	822,012	14,253,674	17.34
Class R2	2,543	44,103	17.34
Class R3	1,160	20,108	17.33
Class R4	1,161	20,112	17.33
Class R5	1,677,554	29,092,848	17.34
Class R6	8,890,434	154,253,510	17.35

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and/or JPMDS waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2017, are as follows:

Net investment income (loss)	$3,354,190
Net realized/unrealized gains (losses)	6,644,133

Change in net assets resulting from operations	$9,998,323

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since June 23, 2017.

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund (each a separate series of JPMorgan Trust I) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, and the financial position of JPMorgan SmartRetirement Blend 2060 Fund (a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 31, 2016 (commencement of operations) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	115

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

116	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	117

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

118	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 31, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend Income Fund
Class A
Actual*	$1,000.00	$1,050.40	$2.75	0.54%
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class C
Actual*	1,000.00	1,047.20	5.23	1.03
Hypothetical*	1,000.00	1,019.69	5.16	1.03
Class I (formerly Select Class)
Actual*	1,000.00	1,051.10	1.47	0.29
Hypothetical*	1,000.00	1,023.36	1.45	0.29
Class R2
Actual*	1,000.00	1,048.50	3.96	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R3
Actual**	1,000.00	1,002.50	2.74	3.33
Hypothetical*	1,000.00	1,008.28	16.58	3.33
Class R4
Actual**	1,000.00	1,002.80	1.48	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R5
Actual*	1,000.00	1,052.50	0.61	0.12
Hypothetical*	1,000.00	1,024.20	0.60	0.12
Class R6
Actual*	1,000.00	1,052.30	0.20	0.04
Hypothetical*	1,000.00	1,024.60	0.20	0.04

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 31, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2020 Fund
Class A
Actual*	$1,000.00	$1,063.40	$2.92	0.57%
Hypothetical*	1,000.00	1,021.97	2.86	0.57
Class C
Actual*	1,000.00	1,060.80	5.42	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06
Class I (formerly Select Class)
Actual*	1,000.00	1,065.30	1.59	0.31
Hypothetical*	1,000.00	1,023.26	1.56	0.31
Class R2
Actual*	1,000.00	1,062.70	4.09	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R3
Actual**	1,000.00	1,003.90	2.81	3.41
Hypothetical*	1,000.00	1,007.88	16.98	3.41
Class R4
Actual**	1,000.00	1,004.10	1.54	1.87
Hypothetical*	1,000.00	1,015.52	9.35	1.87
Class R5
Actual*	1,000.00	1,066.10	0.72	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Class R6
Actual*	1,000.00	1,066.00	0.31	0.06
Hypothetical*	1,000.00	1,024.50	0.30	0.06

SmartRetirement Blend 2025 Fund
Class A
Actual*	1,000.00	1,073.70	2.98	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class C
Actual*	1,000.00	1,071.10	5.49	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class I (formerly Select Class)
Actual*	1,000.00	1,075.10	1.65	0.32
Hypothetical*	1,000.00	1,023.21	1.61	0.32
Class R2
Actual*	1,000.00	1,072.50	4.21	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82
Class R3
Actual**	1,000.00	1,005.50	2.89	3.51
Hypothetical*	1,000.00	1,007.39	17.47	3.51
Class R4
Actual**	1,000.00	1,005.70	1.63	1.98
Hypothetical*	1,000.00	1,014.98	9.89	1.98
Class R5
Actual*	1,000.00	1,075.90	0.82	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Class R6
Actual*	1,000.00	1,076.40	0.36	0.07
Hypothetical*	1,000.00	1,024.45	0.35	0.07

SmartRetirement Blend 2030 Fund
Class A
Actual*	1,000.00	1,082.40	2.99	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58

120	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Beginning Account Value May 31, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2030 Fund (continued)
Class C
Actual*	$1,000.00	$1,080.40	$5.57	1.08%
Hypothetical*	1,000.00	1,019.44	5.41	1.08
Class I (formerly Select Class)
Actual*	1,000.00	1,083.80	1.71	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33
Class R2
Actual*	1,000.00	1,081.10	4.28	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class R3
Actual**	1,000.00	1,006.10	0.49	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R4
Actual**	1,000.00	1,006.30	0.27	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33
Class R5
Actual*	1,000.00	1,084.70	0.88	0.17
Hypothetical*	1,000.00	1,023.95	0.85	0.17
Class R6
Actual*	1,000.00	1,085.60	0.41	0.08
Hypothetical*	1,000.00	1,024.40	0.40	0.08

SmartRetirement Blend 2035 Fund
Class A
Actual*	1,000.00	1,088.90	3.06	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class C
Actual*	1,000.00	1,085.80	5.64	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,089.90	1.76	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34
Class R2
Actual*	1,000.00	1,087.70	4.35	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R3
Actual**	1,000.00	1,006.90	0.49	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R4
Actual**	1,000.00	1,007.10	0.29	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R5
Actual*	1,000.00	1,090.60	0.98	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Class R6
Actual*	1,000.00	1,091.00	0.47	0.09
Hypothetical*	1,000.00	1,024.35	0.45	0.09

SmartRetirement Blend 2040 Fund
Class A
Actual*	1,000.00	1,094.80	3.12	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class C
Actual*	1,000.00	1,092.20	5.65	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 31, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2040 Fund (continued)
Class I (formerly Select Class)
Actual*	$1,000.00	$1,096.70	$1.77	0.34%
Hypothetical*	1,000.00	1,023.11	1.71	0.34
Class R2
Actual*	1,000.00	1,093.50	4.36	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R3
Actual**	1,000.00	1,007.30	2.99	3.62
Hypothetical*	1,000.00	1,006.84	18.01	3.62
Class R4
Actual**	1,000.00	1,007.50	1.72	2.09
Hypothetical*	1,000.00	1,014.43	10.44	2.09
Class R5
Actual*	1,000.00	1,097.00	0.99	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Class R6
Actual*	1,000.00	1,097.40	0.47	0.09
Hypothetical*	1,000.00	1,024.35	0.45	0.09

SmartRetirement Blend 2045 Fund
Class A
Actual*	1,000.00	1,095.00	3.12	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class C
Actual*	1,000.00	1,092.50	5.66	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,096.50	1.82	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R2
Actual*	1,000.00	1,093.80	4.36	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R3
Actual**	1,000.00	1,007.20	0.49	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R4
Actual**	1,000.00	1,007.50	0.29	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R5
Actual*	1,000.00	1,097.20	1.04	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Class R6
Actual*	1,000.00	1,097.70	0.52	0.10
Hypothetical*	1,000.00	1,024.30	0.50	0.10

SmartRetirement Blend 2050 Fund
Class A
Actual*	1,000.00	1,095.40	3.12	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class C
Actual*	1,000.00	1,092.90	5.66	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,096.90	1.82	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

122	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

	Beginning Account Value May 31, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2050 Fund (continued)
Class R2
Actual*	$1,000.00	$1,094.20	$4.36	0.84%
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R3
Actual**	1,000.00	1,007.30	2.99	3.62
Hypothetical*	1,000.00	1,006.84	18.01	3.62
Class R4
Actual**	1,000.00	1,007.50	1.73	2.10
Hypothetical*	1,000.00	1,014.38	10.49	2.10
Class R5
Actual*	1,000.00	1,098.10	1.04	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Class R6
Actual*	1,000.00	1,098.60	0.52	0.10
Hypothetical*	1,000.00	1,024.30	0.50	0.10

SmartRetirement Blend 2055 Fund
Class A
Actual*	1,000.00	1,094.90	3.12	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class C
Actual*	1,000.00	1,091.80	5.65	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,096.40	1.82	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R2
Actual*	1,000.00	1,093.70	4.36	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R3
Actual**	1,000.00	1,007.30	0.49	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R4
Actual**	1,000.00	1,007.50	0.29	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R5
Actual*	1,000.00	1,097.10	1.04	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Class R6
Actual*	1,000.00	1,097.10	0.52	0.10
Hypothetical*	1,000.00	1,024.30	0.50	0.10

SmartRetirement Blend 2060 Fund
Class A
Actual*	1,000.00	1,096.00	3.02	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class C
Actual*	1,000.00	1,094.20	5.66	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,097.40	1.72	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33
Class R2
Actual*	1,000.00	1,095.40	4.31	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 31, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Blend 2060 Fund (continued)
Class R3
Actual**	$1,000.00	$1,007.30	$0.49	0.59%
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R4
Actual**	1,000.00	1,007.50	0.28	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34
Class R5
Actual*	1,000.00	1,098.40	0.83	0.16
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Class R6
Actual*	1,000.00	1,099.40	0.42	0.08
Hypothetical*	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period). Commencement of offering of class of shares was May 31, 2017.

124	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$197,481
*JPMorgan SmartRetirement Blend 2015 Fund	75,802
JPMorgan SmartRetirement Blend 2020 Fund	605,964
JPMorgan SmartRetirement Blend 2025 Fund	574,972
JPMorgan SmartRetirement Blend 2030 Fund	601,201
JPMorgan SmartRetirement Blend 2035 Fund	424,490
JPMorgan SmartRetirement Blend 2040 Fund	431,916
JPMorgan SmartRetirement Blend 2045 Fund	266,838
JPMorgan SmartRetirement Blend 2050 Fund	211,222
JPMorgan SmartRetirement Blend 2055 Fund	82,453
JPMorgan SmartRetirement Blend 2060 Fund	3,346

*	Target Fund acquired in business combination.

JUNE 30, 2017	JPMORGAN SMARTRETIREMENT BLEND FUNDS	125

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017 All rights reserved. June 2017.	AN-SRB-617

Annual Report

JPMorgan SmartAllocation Funds

June 30, 2017

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	17.91%
MSCI World Index (net of foreign withholding taxes)	18.20%
Standard & Poor’s 500 Index	17.90%

Net Assets as of 6/30/17	$67,806,141

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Notably, emerging market equities generally outperformed developed market equities during the reporting period.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index averaged 10.5 points, which was about half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI World Index (net of foreign withholding taxes) and outperformed the S&P 500 for the twelve months ended June 30, 2017.

Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

During the reporting period, the Fund’s allocation to large- and multi-capitalization U.S. equities made a positive contribution to performance relative to both the S&P 500 and the MSCI World Index (net of foreign withholdings), while the Fund’s exposure to real estate investment trusts detracted from relative performance.

The performance of individual securities within the Fund was mixed but overall the Fund’s security selection detracted from relative performance over the past twelve months. Allocations to the JPMorgan Realty Income Fund hurt performance relative to both the S&P 500 and the MSCI World Index (net of foreign withholdings). The Fund’s allocation to the JPMorgan Emerging Markets Equity Fund made a positive contribution to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the reporting period, the Fund had a slight overweight position in U.S. large-cap equities, offset by a modest underweight in international developed market equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	57.2%
International Equity	35.0
Alternative Assets	6.0
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

2	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		11.15%	3.63%	9.43%
Without Sales Charge		17.29	5.50	10.62
CLASS C SHARES	July 2, 2012
With CDSC**		15.70	4.97	10.06
Without CDSC		16.70	4.97	10.06
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 2012	17.62	5.77	10.89
CLASS R2 SHARES	July 2, 2012	17.00	5.23	10.33
CLASS R5 SHARES	July 2, 2012	17.85	5.97	11.11
CLASS R6 SHARES	July 2, 2012	17.91	6.02	11.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global

Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $5,000,000 minimum initial investment for discretionary accounts.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	3

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 44.9%
	International Equity — 18.0%
144,685	iShares Core MSCI EAFE Fund	8,809,869
68,300	iShares Core MSCI Emerging Markets Fund	3,417,732

	Total International Equity	12,227,601

	U.S. Equity — 26.9%
12,253	iShares Russell 2000 Fund	1,726,693
11,407	iShares Russell Mid-Cap Fund	2,191,399
64,524	Vanguard S&P 500 Fund	14,328,199

	Total U.S. Equity	18,246,291

	Total Exchange-Traded Funds (Cost $23,578,329)	30,473,892

Investment Companies — 53.4% (b)
	Alternative Assets — 6.0%
308,833	JPMorgan Realty Income Fund, Class R6 Shares	4,042,620

	International Equity — 17.0%
130,103	JPMorgan Emerging Economies Fund, Class R6 Shares	1,719,959
68,126	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,756,978
161,047	JPMorgan International Equity Fund, Class R6 Shares	2,671,769
168,557	JPMorgan International Opportunities Fund, Class R6 Shares	2,649,710
130,443	JPMorgan Intrepid International Fund, Class R6 Shares	2,753,658

	Total International Equity	11,552,074

	U.S. Equity — 30.4%
258,641	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	4,852,111
93,633	JPMorgan Intrepid America Fund, Class R6 Shares	3,683,508
20,885	JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,027,122
337,348	JPMorgan U.S. Equity Fund, Class R6 Shares	5,353,708
54,273	JPMorgan U.S. Small Company Fund, Class R6 Shares	1,002,971
138,931	JPMorgan Value Advantage Fund, Class R6 Shares	4,669,459

	Total U.S. Equity	20,588,879

	Total Investment Companies (Cost $30,030,739)	36,183,573

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.7%
465,000	U.S. Treasury Note, 0.625%, 09/30/17 (k) (Cost $464,513)	464,484

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
750,303	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $750,303)	750,303

	Total Investments — 100.1% (Cost $54,823,884)	67,872,252
	Liabilities in Excess of Other Assets — (0.1)%	(66,111)

	NET ASSETS — 100.0%	$67,806,141

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	TOPIX Index	09/07/17	JPY	$575,354	$5,051
12	E-mini S&P 500 Index	09/15/17	USD	1,452,540	(4,514)
13	Euro STOXX 50 Index	09/15/17	EUR	510,250	(16,027)
5	Mini Russell 2000 Index	09/15/17	USD	353,575	(1,374)
	Short Futures Outstanding
(2)	Hang Seng Index	07/28/17	HKD	(327,708)	2,177
(3)	S&P/TSX 60 Index	09/14/17	CAD	(411,413)	7,034
(11)	FTSE 100 Index	09/15/17	GBP	(1,038,260)	25,698

					$18,045

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CAD	— Canadian Dollar
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FTSE	— Financial Times and The London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
TOPIX	— Tokyo Stock Price Index
TSX	— Toronto Stock Exchange
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$30,938,376
Investments in affiliates, at value	36,933,876

Total investment securities, at value	67,872,252
Receivables:
Fund shares sold	175
Interest from non-affiliates	731
Dividends from affiliates	305
Variation margin on futures contracts	189,879
Due from Adviser	15,414

Total Assets	68,078,756

LIABILITIES:
Payables:
Investment securities purchased	196,343
Accrued liabilities:
Distribution fees	515
Service fees	2,345
Custodian and accounting fees	3,149
Audit fees	13,757
Registration fees	48,038
Other	8,468

Total Liabilities	272,615

Net Assets	$67,806,141

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$54,164,924
Accumulated undistributed (distributions in excess of) net investment income	302,327
Accumulated net realized gains (losses)	249,497
Net unrealized appreciation (depreciation)	13,089,393

Total Net Assets	$67,806,141

Net Assets:
Class A	$535,203
Class C	631,518
Class I (formerly Select Class)	10,178,433
Class R2	23,056
Class R5	23,389
Class R6	56,414,542

Total	$67,806,141

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,236
Class C	27,547
Class I (formerly Select Class)	439,791
Class R2	991
Class R5	1,006
Class R6	2,426,421

Net Asset Value (a):
Class A — Redemption price per share	$23.03
Class C — Offering price per share (b)	22.92
Class I (formerly Select Class) — Offering and redemption price per share	23.14
Class R2 — Offering and redemption price per share	23.28
Class R5 — Offering and redemption price per share	23.25
Class R6 — Offering and redemption price per share	23.25
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.31

Cost of investments in non-affiliates	$24,042,842
Cost of investments in affiliates	30,781,042

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	7

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

SmartAllocation Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$943,615
Dividend income from affiliates	826,204
Interest income from non-affiliates	2,196
Interest income from affiliates	3

Total investment income	1,772,018

EXPENSES:
Investment advisory fees	525,086
Administration fees	85,939
Distribution fees:
Class A	1,455
Class C	4,016
Class R2	107
Service fees:
Class A	1,455
Class C	1,339
Class I (formerly Select Class)	13,810
Class R2	53
Class R5	14
Custodian and accounting fees	31,030
Interest expense to non-affiliates	748
Professional fees	28,806
Trustees’ and Chief Compliance Officer’s fees	24,982
Printing and mailing costs	19,887
Registration and filing fees	109,664
Transfer agency fees (See Note 2.E)	3,205
Sub-transfer agency fees (See Note 2.E)	463
Other	6,841

Total expenses	858,900

Less fees waived	(583,257)
Less expense reimbursements	(24,549)

Net expenses	251,094

Net investment income (loss)	1,520,924

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,106,272
Investments in affiliates	513,313
Futures	(101,920)
Foreign currency transactions	9,903

Net realized gain (loss)	3,527,568

Distributions of capital gains received from investment company affiliates	888,787
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,019,752
Investments in affiliates	6,833,917
Futures	(75,817)
Foreign currency translations	18,673

Change in net unrealized appreciation/depreciation	10,796,525

Net realized/unrealized gains (losses)	15,212,880

Change in net assets resulting from operations	$16,733,804

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,520,924	$1,959,900
Net realized gain (loss)	3,527,568	(5,521,723)
Distributions of capital gains received from investment company affiliates	888,787	1,976,387
Change in net unrealized appreciation/depreciation	10,796,525	(1,485,188)

Change in net assets resulting from operations	16,733,804	(3,070,624)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,198)	(5,396)
From net realized gains	—	(2,007)
Class C
From net investment income	(6,149)	(3,715)
From net realized gains	—	(1,779)
Class I (formerly Select Class)
From net investment income	(171,570)	(12,899)
From net realized gains	—	(3,810)
Class R2
From net investment income	(240)	—
From net realized gains	—	(92)
Class R5
From net investment income	(380)	(319)
From net realized gains	—	(91)
Class R6
From net investment income	(1,841,348)	(2,329,043)
From net realized gains	—	(625,992)

Total distributions to shareholders	(2,029,885)	(2,985,143)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(67,508,250)	(26,264,777)

NET ASSETS:
Change in net assets	(52,804,331)	(32,320,544)
Beginning of period	120,610,472	152,931,016

End of period	$67,806,141	$120,610,472

Accumulated undistributed (distributions in excess of) net investment income	$302,327	$708,757

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$241,857	$364,832
Distributions reinvested	10,198	7,403
Cost of shares redeemed	(392,279)	(268,714)

Change in net assets resulting from Class A capital transactions	$(140,224)	$103,521

Class C
Proceeds from shares issued	$305,022	$158,235
Distributions reinvested	6,149	5,494
Cost of shares redeemed	(177,694)	(97,531)

Change in net assets resulting from Class C capital transactions	$133,477	$66,198

Class I (formerly Select Class)
Proceeds from shares issued	$8,701,058	$603,533
Distributions reinvested	171,570	16,656
Cost of shares redeemed	(339,262)	(151,432)

Change in net assets resulting from Class I capital transactions	$8,533,366	$468,757

Class R2
Distributions reinvested	$240	$92
Cost of shares redeemed	—	(52,135)

Change in net assets resulting from Class R2 capital transactions	$240	$(52,043)

Class R5
Distributions reinvested	$380	$410
Cost of shares redeemed	—	(53,668)

Change in net assets resulting from Class R5 capital transactions	$380	$(53,258)

Class R6
Proceeds from shares issued	$29,456,010	$19,254,232
Distributions reinvested	1,841,348	2,756,081
Cost of shares redeemed	(107,332,847)	(48,808,265)

Change in net assets resulting from Class R6 capital transactions	$(76,035,489)	$(26,797,952)

Total change in net assets resulting from capital transactions	$(67,508,250)	$(26,264,777)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

	SmartAllocation Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	11,350	18,807
Reinvested	490	377
Redeemed	(18,236)	(13,437)

Change in Class A Shares	(6,396)	5,747

Class C
Issued	14,218	8,069
Reinvested	296	280
Redeemed	(8,053)	(4,762)

Change in Class C Shares	6,461	3,587

Class I (formerly Select Class)
Issued	406,492	29,218
Reinvested	8,205	844
Redeemed	(15,770)	(7,909)

Change in Class I Shares	398,927	22,153

Class R2
Reinvested	12	4
Redeemed	—	(2,480)

Change in Class R2 Shares	12	(2,476)

Class R5
Reinvested	18	21
Redeemed	—	(2,532)

Change in Class R5 Shares	18	(2,511)

Class R6
Issued	1,391,799	1,001,053
Reinvested	87,767	139,378
Redeemed	(4,963,144)	(2,425,926)

Change in Class R6 Shares	(3,483,578)	(1,285,495)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Year Ended June 30, 2017	$19.93	$0.25	(g)(h)	$3.16	$3.41	$(0.31)	$—	$(0.31)
Year Ended June 30, 2016	20.89	0.22	(g)(h)	(0.84)	(0.62)	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2015	20.82	0.23	(g)(h)	0.41	0.64	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2014	17.29	0.25	(g)(h)	3.50	3.75	(0.20)	(0.02)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2017	19.86	0.12	(g)(h)	3.17	3.29	(0.23)	—	(0.23)
Year Ended June 30, 2016	20.86	0.11	(g)(h)	(0.83)	(0.72)	(0.19)	(0.09)	(0.28)
Year Ended June 30, 2015	20.81	0.10	(g)(h)	0.43	0.53	(0.29)	(0.19)	(0.48)
Year Ended June 30, 2014	17.24	0.16	(g)(h)	3.49	3.65	(0.06)	(0.02)	(0.08)
July 2, 2012 (j) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class I (formerly Select Class)
Year Ended June 30, 2017	20.04	0.20	(g)(h)	3.29	3.49	(0.39)	—	(0.39)
Year Ended June 30, 2016	21.03	0.27	(g)(h)	(0.85)	(0.58)	(0.32)	(0.09)	(0.41)
Year Ended June 30, 2015	20.90	0.18	(g)(h)	0.51	0.69	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2014	17.31	0.28	(g)(h)	3.53	3.81	(0.20)	(0.02)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

Class R2
Year Ended June 30, 2017	20.12	0.16	(g)(h)	3.25	3.41	(0.25)	—	(0.25)
Year Ended June 30, 2016	20.88	0.15	(g)(h)	(0.82)	(0.67)	—	(0.09)	(0.09)
Year Ended June 30, 2015	20.84	0.16	(g)(h)	0.42	0.58	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2014	17.26	0.18	(g)(h)	3.53	3.71	(0.11)	(0.02)	(0.13)
July 2, 2012 (j) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2017	20.09	0.31	(g)(h)	3.24	3.55	(0.39)	—	(0.39)
Year Ended June 30, 2016	21.05	0.29	(g)(h)	(0.83)	(0.54)	(0.33)	(0.09)	(0.42)
Year Ended June 30, 2015	20.93	0.31	(g)(h)	0.42	0.73	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2014	17.33	0.31	(g)(h)	3.54	3.85	(0.23)	(0.02)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2017	20.09	0.32	(g)(h)	3.24	3.56	(0.40)	—	(0.40)
Year Ended June 30, 2016	21.06	0.29	(g)(h)	(0.82)	(0.53)	(0.35)	(0.09)	(0.44)
Year Ended June 30, 2015	20.94	0.35	(g)(h)	0.39	0.74	(0.43)	(0.19)	(0.62)
Year Ended June 30, 2014	17.33	0.41	(g)(h)	3.46	3.87	(0.24)	(0.02)	(0.26)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.03	17.29%	$535,203	0.71%		1.15	%(h)	1.39%		31%
19.93	(2.91)	590,420	0.67		1.09	(h)	1.69		40
20.89	3.14	498,867	0.64		1.10	(h)	1.39		16
20.82	21.76	314,143	0.55	(i)	1.31	(h)(i)	2.15	(i)	18
17.29	15.77	68,166	0.64	(i)	1.56	(i)	19.01	(i)	47

22.92	16.70	631,518	1.21		0.57	(h)	1.90		31
19.86	(3.39)	418,664	1.17		0.57	(h)	1.91		40
20.86	2.59	365,005	1.14		0.48	(h)	1.86		16
20.81	21.18	177,347	1.04	(i)	0.83	(h)(i)	2.78	(i)	18
17.24	15.16	57,583	1.14	(i)	0.99	(i)	19.29	(i)	47

23.14	17.62	10,178,433	0.46		0.89	(h)	1.17		31
20.04	(2.72)	819,073	0.42		1.36	(h)	1.15		40
21.03	3.41	393,436	0.38		0.84	(h)	1.15		16
20.90	22.04	1,266,572	0.26	(i)	1.42	(h)(i)	2.36	(i)	18
17.31	16.04	870,195	0.39	(i)	1.74	(i)	18.55	(i)	47

23.28	17.05	23,056	0.96		0.74	(h)	2.29		31
20.12	(3.18)	19,701	0.92		0.75	(h)	3.65		40
20.88	2.86	72,127	0.89		0.79	(h)	1.64		16
20.84	21.50	70,122	0.75	(i)	0.92	(h)(i)	2.95	(i)	18
17.26	15.43	57,726	0.89	(i)	1.24	(i)	19.04	(i)	47

23.25	17.85	23,389	0.27		1.44	(h)	1.59		31
20.09	(2.51)	19,847	0.22		1.45	(h)	2.89		40
21.05	3.59	73,655	0.19		1.49	(h)	0.94		16
20.93	22.30	71,108	0.05	(i)	1.62	(h)(i)	2.25	(i)	18
17.33	16.29	58,128	0.19	(i)	1.94	(i)	18.35	(i)	47

23.25	17.91	56,414,542	0.22		1.48	(h)	0.79		31
20.09	(2.45)	118,742,767	0.17		1.45	(h)	0.73		40
21.06	3.61	151,527,926	0.15		1.68	(h)	0.81		16
20.94	22.40	47,440,627	0.13	(i)	2.10	(h)(i)	1.14	(i)	18
17.33	16.31	58,152	0.15	(i)	1.99	(i)	18.30	(i)	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class I^, Class R2, Class R5 and Class R6	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$67,407,768	$464,484	$—	$67,872,252

Appreciation in Other Financial Instruments
Futures Contracts	$7,034	$32,926	$—	$39,960

Depreciation in Other Financial Instruments
Futures Contracts	$(5,888)	$(16,027)	$—	$(21,915)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser, or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan Emerging Economies Fund, Class R6 Shares	$3,103,274	$315,899	$2,261,849	$(86,752)	$44,959	130,103	$1,719,959
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,111,831	211,911	2,122,660	50,410	26,783	68,126	1,756,978
JPMorgan Growth Advantage Fund, Class R6 Shares	8,673,986	2,128,728	7,539,425	512,480	—	258,641	4,852,111
JPMorgan International Equity Fund, Class R6 Shares	4,753,645	421,320	3,304,349	(73,315)	33,740	161,047	2,671,769
JPMorgan International Opportunities Fund, Class R6 Shares	4,687,800	938,410	3,481,005	(71,361)	153,525	168,557	2,649,710
JPMorgan Intrepid America Fund, Class R6 Shares	6,585,155	1,585,741	5,160,262	85,134	85,289	93,633	3,683,508
JPMorgan Intrepid International Fund, Class R6 Shares	4,623,265	1,698,651	4,223,700	(137,070)	109,355	130,443	2,753,658
JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,798,553	369,020	1,316,270	38,963	7,639	20,885	1,027,122
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,272,438	6,593,914	7,866,352	—	1,042	—	—
JPMorgan Realty Income Fund, Class R6 Shares	7,216,046	2,626,676	4,901,688	140,057	134,127	308,833	4,042,620

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan U.S. Equity Fund, Class R6 Shares	9,628,463	2,440,399	7,921,787	499,084	99,288	337,348	5,353,708
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	14,126,563	13,376,260	—	2,344	750,303	750,303
JPMorgan U.S. Small Company Fund, Class R6 Shares	1,939,776	187,821	1,477,073	75,780	10,683	54,273	1,002,971
JPMorgan Value Advantage Fund, Class R6 Shares	—	7,690,381	4,451,052	405,866	117,430	138,931	4,669,459
JPMorgan Value Advantage Fund, Institutional Class Shares	8,147,795	1,456,806	9,343,889	(37,176)	—	—	—

	$65,542,027			$1,402,100	$826,204		$36,933,876

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2017:

Futures Contracts:
Average Notional Balance Long	$3,270,997
Average Notional Balance Short	1,900,201
Ending Notional Balance Long	2,891,719
Ending Notional Balance Short	1,777,381

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

16	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended June 30, 2017 are as follows:

	Class A	Class C	Class I	Class R2	Class R5	Class R6	Total
Transfer agency fees	$264	$369	$1,399	$153	$152	$868	$3,205
Sub-transfer agency fees	202	—	261	—	—	—	463

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$102,531	$(102,530)

The reclassifications for the Fund relates primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following amounts:

Front-End Sales Charge	CDSC
$306	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10	%*

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.13%	1.63%	0.88%	1.38%	0.68%	0.63%

The expense limitation agreement was in effect for the year ended June 30, 2017 and is in place until at least October 31, 2017.

For the year ended June 30, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$525,086	$55,660	$2,511	$583,257	$24,549

The Underlying Funds may impose separate advisory and service fees. JPMDS has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder service fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s service fee up to 0.25% of Class A, Class C, Class I and Class R2 Shares and up to 0.10% of Class R5 Shares (up to 0.05% of Class R5 Shares prior to April 3, 2017).

18	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended June 30, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$31,201,812	$96,818,543	$104,844	$104,897

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$55,686,177	$12,186,190	$115	$12,186,075

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,029,885	$—	$2,029,885

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,473,527	$511,616	$2,985,143

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,225,297	$439,878	$11,984,050

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The cumulative timing differences primarily consists of wash sale loss deferrals and straddle loss deferrals.

At June 30, 2017, the Fund did not have any net capital loss carryforwards.

During the year ended June 30, 2017, the Fund utilized capital loss carryforwards in the amount of $394,403.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2017, the Fund had three affiliated omnibus accounts and one non-affiliated omnibus account which owned 14.3% and 83.2% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

20	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Fund’s fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Fund’s financial statements and related disclosures. The adoption will have no effect on the Fund’s net assets or results of operations.

9. Subsequent Event

At their meeting on August 16, 2017, the Board of the Fund approved the liquidation of the Fund, which is expected to occur on or about December 8, 2017. Effective August 24, 2017, the Fund no longer accepted purchase orders from new investors.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Smart Allocation Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Smart Allocation Equity Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

22	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,105.60	$3.71	0.71%
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class C
Actual	1,000.00	1,102.50	6.31	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class I (formerly Select Class)
Actual	1,000.00	1,106.60	2.40	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Class R2
Actual	1,000.00	1,104.40	5.01	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R5
Actual	1,000.00	1,107.70	1.36	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R6
Actual	1,000.00	1,108.20	1.10	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 16.01%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2017.

Qualified Dividend Income (QDI)

The Fund had $899,413, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2017 will be disclosed in the semi-annual report for the period ended December 31, 2017.

JUNE 30, 2017	JPMORGAN SMARTALLOCATION FUNDS	27

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-SAE-617

J.P. Morgan Funds

Annual Report

June 30, 2017

JPMorgan Equity Low Volatility Income Fund

JPMorgan Value Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends – and the Fed’s acknowledgment of them – provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year – one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional, J.P. Morgan Asset Management

JPMorgan Equity Low Volatility Income Fund

Fund Commentary

For the Period July 31, 2016 to June 30, 2017 (Unaudited)

Reporting Period Return:
Portfolio (Class I Shares) [1]*	12.32%
S&P 500 Index	13.70%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.46%

Net Assets as of 6/30/2017	$56,117,499

INVESTMENT OBJECTIVE**

The JPMorgan Equity Low Volatility Income Funds (the “Fund”) seeks total return, which includes current income and capital appreciation.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the eleven month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Small cap stocks generally outperformed large cap and mid cap stocks during the reporting period, while growth stocks generally outperformed value stocks.

Within the fixed-income sector, emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, while investment grade corporate bonds and U.S. Treasury bonds underperformed amid investor expectations for rising interest rates in the U.S.

Notably, U.S. financial market volatility remained low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the Standard & Poor’s 500 Index to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 (the “Benchmark”) and outperformed the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (the “Secondary Benchmark”) for the period July 31, 2016 to June 30, 2017.

Relative to the Benchmark, the Fund’s underweight position in the information technology sector and its overweight position in the consumer staples sector were leading detractors from performance, while the Fund’s overweight positions in the health care and energy sectors was a leading contributor to relative performance.

Relative to the Secondary Benchmark, the Fund’s security selection in the financials and health care sectors was a leading contributor to performance, while the Fund’s security selection in the telecommunications sector was a leading detractor from relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and its overweight positions in J.M. Smucker Co. and Verizon Communications Inc. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of J.M. Smucker, a food products manufacturer, fell after the company reported lower-than-expected sales and earnings. Shares of Verizon Communications, a provider of telecommunication services, fell after the company outbid AT&T Corp. to acquire Straight Path Communications and moved to acquire the operating business of Yahoo Inc.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in C.R. Bard Inc., Atrion Corp. and AG Mortgage Investment Trust Inc. Shares of C.R. Bard, a medical technology provider, rose on news reports that the company would be acquired by Becton Dickinson & Co. for $24 billion. Shares of Atrion, a medical products manufacturer that was not held in the Benchmark, rose on improved operating results. Shares of AG Mortgage Investment Trust, a residential property real estate investment trust that was not held in the Benchmark, rose on earnings growth and overall strength in the residential mortgage sector.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined investment process. Based on these principles, the Fund’s managers invested in equity securities that they believed to be attractive based on certain characteristics, including quality, valuation, momentum and/or volatility.

To implement this strategy, the Fund invested primarily in a diversified portfolio of equity investments across all market capitalizations, sectors and industries during the reporting period. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments, including common stocks, real estate investment trusts and equity-linked notes.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. McDonald’s Corp.	2.8%
2. Johnson & Johnson	2.6
3. UnitedHealth Group, Inc.	2.6
4. Royal Bank of Canada, ELN, 20.400%, 07/25/17 (linked to Teleflex, Inc.)	2.6
5. Amdocs Ltd.	2.6
6. Deutsche Bank AG, ELN, 13.230%, 07/25/17 (linked to Altria Group, Inc.)	2.5
7. Merrill Lynch International & Co., C.V., ELN, 15.040%, 07/25/17 (linked to Wal-Mart Stores, Inc.)	2.5
8. Ecolab, Inc.	2.5
9. UBS AG, ELN, 15.550%, 07/25/17 (linked to PepsiCo, Inc.)	2.4
10. Philip Morris International, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.6%
Health Care	14.9
Equity Linked Notes	13.4
Utilities	12.0
Consumer Staples	9.5
Consumer Discretionary	6.1
Industrials	5.8
Energy	5.6
Information Technology	5.1
Materials	4.5
Telecommunication Services	1.8
Exchanged Traded Funds	1.2
Real Estate	1.2
Short-Term Investment	1.3

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JPMorgan Equity Low Volatility Income Fund

Fund Summary

For the period July 20, 2016 (Fund Inception Date) through June 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	July 20, 2016
With Sales Charge**		6.18%
Without Sales Charge		12.06
CLASS C SHARES	July 20, 2016
With CDSC***		10.54
Without CDSC		11.54
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 20, 2016	12.32
CLASS R5 SHARES	July 20, 2016	12.53
CLASS R6 SHARES	July 20, 2016	12.59

*	Not annualized

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an invest-or’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 20, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Low Volatility Income Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from July 20, 2016 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding U.S. Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Value Plus Fund

Fund Commentary

For the Period August 31, 2016 (Inception Date) to June 30, 2017 (Unaudited)

Reporting Period Return:
Portfolio (Class I Shares) [1]*	23.22%
Russell 1000 Value Index	11.41%

Net Assets as of 6/30/2017	$12,324,684

INVESTMENT OBJECTIVE**

The JPMorgan Value Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs and mostly retained their elevated levels through the end of the ten month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Notably, emerging market equities generally outperformed developed market equities during the reporting period.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, the U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index averaged 10.5 points, which was about half of its historical average. Small capitalization stocks generally outperformed large cap and mid cap stocks during the reporting period, while growth stocks generally outperformed value stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the period from August 31, 2016 to June 30, 2017. The Fund’s security selection in the consumer discretionary sector and its security selection and overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the consumer staples sector was the leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Southwest Airlines Co. and KeyCorp. Shares of Royal Caribbean Cruises, a cruise ship operator, rose on better-than-expected earnings and revenue. Shares of Southwest Airlines, an airline operator that was not held in the Benchmark, rose after the company increased its quarterly dividend and announced a $2 billion share repurchase plan. Shares of KeyCorp., a banking and financial services company, rose along with other banking stocks after it successfully passed the U.S. Federal Reserve “stress test.”

Leading individual detractors from relative performance included the Fund’s overweight positions in Mosaic Co. and Macy’s and its short position in Tesla Inc. Shares of Mosaic, a maker of fertilizers and animal feed, fell after the company reported a loss. Shares of Macy’s, a department store operator, fell after the company warned investors about pressure on its profit margins. Shares of Tesla, a maker of electric cars, rose on continued strong demand for its vehicles.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 113% to 13%.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1. Citigroup, Inc.	4.4%
2. Bank of America Corp.	4.1
3. Wells Fargo & Co.	3.5
4. General Motors Co.	3.0
5. KeyCorp.	2.7
6. Gilead Sciences, Inc.	2.2
7. Pfizer, Inc.	2.2
8. DR Horton, Inc.	2.2
9. Broadcom Ltd.	2.0
10. Charles Schwab Corp. (The)	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1. Clorox Co. (The)	6.9%
2. Sprint Corp.	6.4
3. Tesla, Inc.	6.0
4. Legg Mason, Inc.	5.7
5. AbbVie, Inc.	5.7
6. Praxair, Inc.	5.5
7. Express Scripts Holding Co.	4.1
8. Lockheed Martin Corp.	4.1
9. Estee Lauder Cos., Inc. (The), Class A	4.0
10. Duke Energy Corp.	3.9
LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	30.1%
Consumer Discretionary	21.2
Industrials	9.1
Health Care	8.4
Energy	8.2
Information Technology	7.3
Materials	6.0
Real Estate	3.7
Consumer Staples	2.4
Telecommunication Services	1.5
Others (each less than 1.0%)	0.3
Short-Term Investment	1.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Health Care	16.9%
Utilities	15.0
Consumer Staples	12.8
Materials	11.5
Real Estate	10.9
Consumer Discretionary	9.5
Financials	8.9
Telecommunication Services	6.4
Industrials	4.1
Information Technology	4.0

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JPMorgan Value Plus Fund

Fund Summary

For the period August 31, 2016 (Fund Inception Date) through June 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	August 31, 2016
With Sales Charge**		16.54%
Without Sales Charge		22.99
CLASS C SHARES	August 31, 2016
With CDSC***		21.47
Without CDSC		22.47
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	August 31, 2016	23.22

*	Not annualized

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an invest-or’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Value Plus Fund and the Russell 2000 Value Index from August 31, 2016 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 83.6%

	Consumer Discretionary — 6.0%

	Hotels, Restaurants & Leisure — 4.0%

520	Biglari Holdings, Inc. (a)	207,865

10,210	McDonald’s Corp.	1,563,764

7,430	Nathan’s Famous, Inc. (a)	468,090

		2,239,719

	Specialty Retail — 2.0%

7,500	Home Depot, Inc. (The)	1,150,500

	Total Consumer Discretionary	3,390,219

	Consumer Staples — 9.5%

	Beverages — 0.7%

4,130	Dr Pepper Snapple Group, Inc.	376,284

	Food & Staples Retailing — 2.3%

25,300	Sysco Corp.	1,273,349

	Food Products — 4.1%

18,700	Fresh Del Monte Produce, Inc.	952,017

1,700	General Mills, Inc.	94,180

8,000	JM Smucker Co. (The)	946,640

2,170	McCormick & Co., Inc. (Non-Voting)	211,597

1,700	Tyson Foods, Inc., Class A	106,471

		2,310,905

	Tobacco — 2.4%

11,400	Philip Morris International, Inc.	1,338,930

	Total Consumer Staples	5,299,468

	Energy — 5.6%

	Oil, Gas & Consumable Fuels — 5.6%

4,440	Chevron Corp.	463,225

14,130	Exxon Mobil Corp.	1,140,715

5,800	REX American Resources Corp. (a)	560,048

71,670	Ship Finance International Ltd., (Norway)	974,712

	Total Energy	3,138,700

	Financials — 17.5%

	Banks — 2.3%

5,060	American National Bankshares, Inc.	186,967

13,110	Citizens & Northern Corp.	304,938

4,550	First Financial Corp.	215,215

20,320	Flushing Financial Corp.	572,821

		1,279,941

	Insurance — 1.1%

6,800	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	124,440

930	Everest Re Group Ltd.	236,769

3,920	Safety Insurance Group, Inc.	267,736

		628,945

	Mortgage Real Estate Investment Trusts (REITs) — 3.4%

73,000	AG Mortgage Investment Trust, Inc.	1,335,900

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mortgage Real Estate Investment Trusts (REITs) — continued

20,450	Capstead Mortgage Corp.	213,293

8,900	Invesco Mortgage Capital, Inc.	148,719

21,080	Two Harbors Investment Corp.	208,903

		1,906,815

	Thrifts & Mortgage Finance — 10.7%

23,940	Charter Financial Corp.	430,920

45,170	Clifton Bancorp, Inc.	746,660

14,340	First Defiance Financial Corp.	755,431

1,650	Hingham Institution for Savings	300,185

67,330	Northwest Bancshares, Inc.	1,051,021

13,730	Provident Financial Holdings, Inc.	264,303

22,380	Territorial Bancorp, Inc.	698,032

123,540	TrustCo Bank Corp.	957,435

29,530	United Community Financial Corp.	245,394

29,810	Waterstone Financial, Inc.	561,919

		6,011,300

	Total Financials	9,827,001

	Health Care — 14.8%

	Biotechnology — 0.4%

1,300	Amgen, Inc.	223,899

	Health Care Equipment & Supplies — 6.1%

1,300	Analogic Corp.	94,445

1,655	Atrion Corp.	1,064,662

3,510	Becton Dickinson and Co.	684,836

15,670	Danaher Corp.	1,322,391

3,820	Utah Medical Products, Inc.	276,568

		3,442,902

	Health Care Providers & Services — 3.7%

2,600	Humana, Inc.	625,612

7,900	UnitedHealth Group, Inc.	1,464,818

		2,090,430

	Pharmaceuticals — 4.6%

600	Allergan plc	145,854

11,100	Johnson & Johnson	1,468,419

13,200	Merck & Co., Inc.	845,988

3,200	Pfizer, Inc.	107,488

		2,567,749

	Total Health Care	8,324,980

	Industrials — 5.8%

	Commercial Services & Supplies — 5.5%

17,010	Republic Services, Inc.	1,084,047

19,590	Tetra Tech, Inc.	896,242

14,950	Waste Management, Inc.	1,096,583

		3,076,872

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Equity Low Volatility Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued

	Trading Companies & Distributors — 0.3%

2,690	Applied Industrial Technologies, Inc.	158,845

	Total Industrials	3,235,717

	Information Technology — 5.1%

	Internet Software & Services — 0.7%

19,000	Blucora, Inc. (a)	402,800

	IT Services — 3.6%

22,100	Amdocs Ltd.	1,424,566

11,160	EVERTEC, Inc., (Puerto Rico)	193,068

3,510	Jack Henry & Associates, Inc.	364,584

		1,982,218

	Software — 0.8%

3,510	Intuit, Inc.	466,163

	Total Information Technology	2,851,181

	Materials — 4.4%

	Chemicals — 4.4%

10,310	Ecolab, Inc.	1,368,652

12,790	Sensient Technologies Corp.	1,029,979

1,200	Trinseo SA	82,440

	Total Materials	2,481,071

	Real Estate — 1.1%

	Equity Real Estate Investment Trusts (REITs) — 0.8%

14,150	CorEnergy Infrastructure Trust, Inc.	475,299

	Real Estate Management & Development — 0.3%

3,310	RMR Group, Inc. (The), Class A	161,031

	Total Real Estate	636,330

	Telecommunication Services — 1.8%

	Diversified Telecommunication Services — 1.8%

22,690	Verizon Communications, Inc.	1,013,335

	Utilities — 12.0%

	Electric Utilities — 3.0%

17,330	Southern Co. (The)	829,761

44,200	Spark Energy, Inc., Class A	830,960

		1,660,721

	Gas Utilities — 5.8%

16,290	Northwest Natural Gas Co.	974,956

19,080	ONE Gas, Inc.	1,331,975

13,720	Spire, Inc.	956,970

		3,263,901

	Multi-Utilities — 3.2%

9,280	Consolidated Edison, Inc.	750,010

21,350	Unitil Corp.	1,031,418

		1,781,428

	Total Utilities	6,706,050

	Total Common Stocks (Cost $43,658,823)	46,904,052

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Equity-Linked Notes — 13.2%

18,800	Deutsche Bank AG, ELN, 13.230%, 07/25/17 (linked to Altria Group, Inc.) (e)	1,400,359

17,900	Merrill Lynch International & Co., C.V., ELN, 15.040%, 07/25/17 (linked to Wal- Mart Stores, Inc.) (e)	1,366,619

7,100	Royal Bank of Canada, ELN, 20.400%, 07/25/17 (linked to Teleflex, Inc.) (e)	1,441,926

6,700	Royal Bank of Canada, ELN, 20.660%, 07/25/17 (linked to International Business Machines Corp.) (e)	1,031,387

11,700	UBS AG, ELN, 15.550%, 07/25/17 (linked to PepsiCo, Inc.) (e)	1,354,412

2,400	UBS AG, ELN, 23.000%, 07/25/17 (linked to Sherwin-Williams Co. (The)) (e)	844,632

	Total Equity-Linked Notes (Cost $7,508,248)	7,439,335

SHARES

Exchange Traded Funds — 1.2%

	U.S. Equity — 1.2%

1,840	iShares Russell 2000 Fund	259,293

1,759	SPDR S&P500 Fund Trust	425,326

	Total Exchange Traded Funds (Cost $686,019)	684,619

Short-Term Investment — 1.3%

	Investment Company — 1.3%

724,591	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $724,591)	724,591

	Total Investments — 99.3% (Cost $52,577,681)	55,752,597

	Other Assets in Excess of Liabilities — 0.7%	364,902

	NET ASSETS — 100.0%	$56,117,499

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 112.2%

Common Stocks — 109.8%

	Consumer Discretionary — 23.7%

	Auto Components — 3.9%

1,915	Delphi Automotive plc	167,850

1,564	Goodyear Tire & Rubber Co. (The)	54,677

5,500	Magna International, Inc., (Canada)	254,815

		477,342

	Automobiles — 4.8%

15,702	Ford Motor Co. (j)	175,705

11,922	General Motors Co. (j)	416,436

		592,141

	Hotels, Restaurants & Leisure — 5.0%

8,189	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	61,008

1,777	Bloomin’ Brands, Inc.	37,726

843	Brinker International, Inc.	32,118

2,831	Carnival Corp.	185,629

2,333	Royal Caribbean Cruises Ltd. (j)	254,834

1,157	Yum China Holdings, Inc. (a)	45,620

		616,935

	Household Durables — 4.7%

1,487	CalAtlantic Group, Inc.	52,566

8,623	DR Horton, Inc. (j)	298,097

5,822	Toll Brothers, Inc.	230,027

		580,690

	Leisure Products — 1.5%

3,030	Brunswick Corp.	190,072

	Media — 2.0%

3,943	DISH Network Corp., Class A (a)	247,462

	Specialty Retail — 1.5%

200	AutoZone, Inc. (a)	114,092

937	Murphy USA, Inc. (a)	69,441

		183,533

	Textiles, Apparel & Luxury Goods — 0.3%

800	Coach, Inc.	37,872

	Total Consumer Discretionary	2,926,047

	Consumer Staples — 2.7%

	Beverages — 1.2%

1,639	Molson Coors Brewing Co., Class B	141,511

	Food & Staples Retailing — 1.5%

4,012	Rite Aid Corp. (a)	11,836

2,287	US Foods Holding Corp. (a)	62,252

1,478	Walgreens Boots Alliance, Inc.	115,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued

		189,830

	Total Consumer Staples	331,341

	Energy — 9.3%

	Energy Equipment & Services — 0.2%

4,534	Ensco plc, Class A	23,396

	Oil, Gas & Consumable Fuels — 9.1%

2,350	Diamondback Energy, Inc. (a)	208,703

1,794	EOG Resources, Inc.	162,393

858	EQT Corp.	50,270

3,200	Kinder Morgan, Inc.	61,312

1,248	Marathon Petroleum Corp.	65,308

2,931	Occidental Petroleum Corp.	175,479

2,605	PBF Energy, Inc., Class A	57,987

1,410	Pioneer Natural Resources Co. (j)	225,008

3,818	Suncor Energy, Inc., (Canada)	111,486

		1,117,946

	Total Energy	1,141,342

	Financials — 33.8%

	Banks — 20.8%

23,262	Bank of America Corp. (j)	564,336

5,346	Barclays plc, (United Kingdom), ADR	56,614

3,600	BB&T Corp.	163,476

9,019	Citigroup, Inc. (j)	603,191

5,167	Huntington Bancshares, Inc.	69,858

1,500	IBERIABANK Corp.	122,250

20,155	KeyCorp (j)	377,704

17,600	Lloyds Banking Group plc, (United Kingdom), ADR	62,128

1,000	SunTrust Banks, Inc.	56,720

8,717	Wells Fargo & Co. (j)	483,009

		2,559,286

	Capital Markets — 6.6%

1,100	Bank of New York Mellon Corp. (The)	56,122

5,994	Charles Schwab Corp. (The)	257,502

4,425	Deutsche Bank AG (Registered), (Germany)	78,721

573	Goldman Sachs Group, Inc. (The)	127,149

3,900	Morgan Stanley	173,784

800	State Street Corp.	71,784

4,829	WisdomTree Investments, Inc.	49,111

		814,173

	Consumer Finance — 1.0%

2,401	Ally Financial, Inc.	50,181

2,500	Synchrony Financial	74,550

		124,731

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued

	Diversified Financial Services — 0.7%

2,200	Voya Financial, Inc.	81,158

	Insurance — 4.7%

2,674	Lincoln National Corp.	180,709

3,200	MetLife, Inc. (j)	175,808

1,533	Prudential Financial, Inc.	165,779

1,300	Prudential plc, (United Kingdom), ADR	59,813

		582,109

	Total Financials	4,161,457

	Health Care — 9.4%

	Biotechnology — 2.4%

4,249	Gilead Sciences, Inc. (j)	300,744

	Health Care Equipment & Supplies — 1.0%

1,472	Boston Scientific Corp. (a)	40,804

623	Zimmer Biomet Holdings, Inc.	79,993

		120,797

	Health Care Providers & Services — 1.6%

424	Aetna, Inc.	64,376

722	UnitedHealth Group, Inc.	133,873

		198,249

	Pharmaceuticals — 4.4%

989	Allergan plc	240,416

8,900	Pfizer, Inc.	298,951

		539,367

	Total Health Care	1,159,157

	Industrials — 10.2%

	Aerospace & Defense — 0.6%

1,685	Textron, Inc.	79,364

	Airlines — 6.3%

1,300	Alaska Air Group, Inc.	116,688

1,200	American Airlines Group, Inc.	60,384

5,195	Controladora Vuela Cia de Aviacion SAB de CV, (Mexico), ADR (a)	75,587

3,506	Delta Air Lines, Inc.	188,412

3,629	JetBlue Airways Corp. (a)	82,850

2,212	Southwest Airlines Co.	137,454

1,574	United Continental Holdings, Inc. (a)	118,444

		779,819

	Building Products — 0.7%

1,969	Johnson Controls International plc	85,376

	Industrial Conglomerates — 0.9%

4,127	General Electric Co.	111,470

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.7%

5,200	Hertz Global Holdings, Inc. (a)	59,800

1,339	Union Pacific Corp.	145,830

		205,630

	Total Industrials	1,261,659

	Information Technology — 8.2%

	Communications Equipment — 0.9%

3,000	CommScope Holding Co., Inc. (a)	114,090

	Electronic Equipment, Instruments & Components — 0.5%

820	TE Connectivity Ltd.	64,518

	IT Services — 2.7%

700	Accenture plc, Class A	86,576

300	FleetCor Technologies, Inc. (a)	43,263

948	International Business Machines Corp.	145,831

500	WEX, Inc. (a)	52,135

		327,805

	Semiconductors & Semiconductor Equipment — 2.4%

1,160	Broadcom Ltd. (j)	270,338

400	Texas Instruments, Inc.	30,772

		301,110

	Software — 0.5%

800	Microsoft Corp.	55,144

	Technology Hardware, Storage & Peripherals — 1.2%

1,647	Western Digital Corp.	145,924

	Total Information Technology	1,008,591

	Materials — 6.7%

	Chemicals — 3.9%

626	Celanese Corp., Series A (j)	59,433

1,347	Dow Chemical Co. (The)	84,955

1,287	Eastman Chemical Co. (j)	108,095

700	EI du Pont de Nemours & Co.	56,497

6,163	Mosaic Co. (The)	140,701

1,000	Olin Corp.	30,280

		479,961

	Metals & Mining — 2.8%

9,200	AK Steel Holding Corp. (a)	60,444

1,978	Alcoa Corp.	64,582

5,330	Alumina Ltd., (Australia), ADR	31,553

3,773	Freeport-McMoRan, Inc. (a)	45,314

1,132	Reliance Steel & Aluminum Co.	82,421

3,016	United States Steel Corp.	66,774

		351,088

	Total Materials	831,049

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued

	Real Estate — 4.1%

	Equity Real Estate Investment Trusts (REITs) — 4.1%

4,100	DDR Corp.	37,187

500	Federal Realty Investment Trust	63,195

4,662	Host Hotels & Resorts, Inc.	85,175

2,300	Kimco Realty Corp.	42,205

2,160	LaSalle Hotel Properties	64,368

400	Public Storage	83,412

3,918	Weyerhaeuser Co.	131,253

	Total Real Estate	506,795

	Telecommunication Services — 1.7%

	Diversified Telecommunication Services — 1.1%

3,696	AT&T, Inc.	139,450

	Wireless Telecommunication Services — 0.6%

1,132	T-Mobile US, Inc. (a) (j)	68,622

	Total Telecommunication Services	208,072

	Total Common Stocks

	(Cost $12,271,090)	13,535,510

Master Limited Partnership — 0.4%

	Utilities — 0.4%

	Independent Power and Renewable Electricity Producers — 0.4%

1,200	NextEra Energy Partners LP

	(Cost $40,317)	44,387

Short-Term Investment — 2.0%

	Investment Company — 2.0%

244,727	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $244,727)	244,727

	Total Investments — 112.2% (Cost $12,556,134)	13,824,624

	Liabilities in Excess of Other Assets — (12.2)%	(1,499,940)

	NET ASSETS — 100.0%	$12,324,684

Short Positions — 12.7%

Common Stocks — 12.7%

	Consumer Discretionary — 1.2%

	Automobiles — 0.8%

258	Tesla, Inc. (a)	93,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.4%

1,790	Bed Bath & Beyond, Inc.	54,416

	Total Consumer Discretionary	147,711

	Consumer Staples — 1.6%

	Household Products — 1.1%

810	Clorox Co. (The)	107,925

336	Procter & Gamble Co. (The)	29,282

		137,207

	Personal Products — 0.5%

650	Estee Lauder Cos., Inc. (The), Class A	62,387

	Total Consumer Staples	199,594

	Financials — 1.1%

	Capital Markets — 1.1%

2,330	Legg Mason, Inc.	88,913

1,077	Thomson Reuters Corp., (Canada)	49,854

	Total Financials	138,767

	Health Care — 2.2%

	Biotechnology — 1.1%

1,220	AbbVie, Inc.	88,462

281	Amgen, Inc.	48,397

		136,859

	Health Care Equipment & Supplies — 0.5%

608	Baxter International, Inc.	36,808

215	Edwards Lifesciences Corp. (a)	25,422

		62,230

	Health Care Providers & Services — 0.6%

1,001	Express Scripts Holding Co. (a)	63,904

	Total Health Care	262,993

	Industrials — 0.5%

	Aerospace & Defense — 0.5%

230	Lockheed Martin Corp.	63,850

	Information Technology — 0.5%

	Internet Software & Services — 0.1%

110	LogMeIn, Inc.	11,495

	Software — 0.4%

645	Citrix Systems, Inc. (a)	51,329

	Total Information Technology	62,824

	Materials — 1.5%

	Chemicals — 1.2%

694	LyondellBasell Industries NV, Class A	58,567

650	Praxair, Inc.	86,157

		144,724

	Containers & Packaging — 0.3%

634	Greif, Inc., Class A	35,365

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued

	Containers & Packaging — continued

	Total Materials	180,089

	Real Estate — 1.4%

	Equity Real Estate Investment Trusts (REITs) — 1.4%

563	Crown Castle International Corp.	56,401

650	Realty Income Corp.	35,867

737	Ventas, Inc.	51,207

358	Welltower, Inc.	26,796

	Total Real Estate	170,271

	Telecommunication Services — 0.8%

	Wireless Telecommunication Services — 0.8%

12,142	Sprint Corp. (a)	99,686

	Utilities — 1.9%

	Electric Utilities — 1.0%

720	Duke Energy Corp.	60,185

1,190	Southern Co. (The)	56,977

		117,162

	Multi-Utilities — 0.9%

710	Consolidated Edison, Inc.	57,382

775	Dominion Energy, Inc.	59,389

		116,771

	Total Utilities	233,933

	Total Securities Sold Short (Proceeds $1,489,500)	$1,559,718

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

ADR	—	American Depositary Receipt
ELN	—	Equity-Linked Note

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and
advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the
Securities Act of 1933, as amended. Unless otherwise
indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be
resold in transactions exempt from registration, normally to qualified institutional buyers.
(j)	—	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $2,752,904 and $3,529 respectively.
(l)	—	The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

	Equity Low Volatility Income Fund	Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$55,028,006	$13,579,897
Investments in affiliates, at value	724,591	244,727

Total investment securities, at value	55,752,597	13,824,624
Restricted cash	—	3,529
Receivables:
Investment securities sold	518,394	79,167
Interest from non-affiliates	172,410	11,088
Dividends from affiliates	908	184
Tax reclaims	—	107
Due from Adviser	2,351	2,155
Deferred offering cost	4,288	2,402

Total Assets	56,450,948	13,923,256

LIABILITIES:
Payables:
Due to custodian	32,252	1,001
Securities sold short, at value	—	1,559,718
Dividend expense to non-affiliates on securities sold short	—	1,422
Investment securities purchased	237,246	—
Interest expense to non-affiliates on securities sold short	—	904
Accrued liabilities:
Distribution fees	18	20
Service fees	11,557	1,372
Custodian and accounting fees	3,187	—
Audit fees	43,893	28,500
Other	5,296	5,635

Total Liabilities	333,449	1,598,572

Net Assets	$56,117,499	$12,324,684

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

	Equity Low Volatility Income Fund	Value Plus Fund
NET ASSETS:
Paid-in-Capital	$52,031,702	$10,027,263
Accumulated undistributed (distributions in excess of) net investment income	26,651	41,371
Accumulated net realized gains (losses)	884,230	1,057,778
Net unrealized appreciation (depreciation)	3,174,916	1,198,272

Total Net Assets	$56,117,499	$12,324,684

Net Assets:
Class A	$22,394	$24,599
Class C	22,289	24,497
Class I (formerly Select Class)	56,027,827	12,275,588
Class R5	22,489	—
Class R6	22,500	—

Total	$56,117,499	$12,324,684

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,383	1,335
Class C	1,376	1,334
Class I (formerly Select Class)	3,459,027	665,547
Class R5	1,388	—
Class R6	1,389	—

Net Asset Value (a):
Class A - Redemption price per share	$16.20	$18.42
Class C - Offering price per share (b)	16.20	18.36
Class I (formerly Select Class) - Offering and redemption price per share	16.20	18.44
Class R5 - Offering and redemption price per share	16.20	—
Class R6 - Offering and redemption price per share	16.20	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.10	$19.44

Cost of investments in non-affiliates	$51,853,090	$12,311,407
Cost of investments in affiliates	724,591	244,727
Proceeds from securities sold short	—	1,489,500

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS FOR

THE PERIODS ENDED JUNE 30, 2017

	Equity Low Volatility Income Fund (a)	Value Plus Fund (b)
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,312,459	$191,795
Dividend income from affiliates	9,591	1,265
Interest income from non-affiliates	1,149,892	—

Total investment income	2,471,942	193,060

EXPENSES:
Investment advisory fees	221,901	71,373
Administration fees	40,305	7,781
Distribution fees:
Class A	49	48
Class C	148	142
Service fees:
Class A	49	48
Class C	49	47
Class I (formerly Select Class)	123,081	23,696
Class R5	13	—
Custodian and accounting fees	31,283	13,247
Professional fees	88,511	58,316
Trustees’ and Chief Compliance Officer’s fees	23,514	18,846
Printing and mailing costs	11,012	4,999
Registration and filing fees	501	1,662
Transfer agency fees (See Note 2.H.)	625	124
Offering costs	73,978	11,716
Other	7,167	5,473
Dividend expense to non-affiliates on securities sold short	—	29,982
Interest expense to non-affiliates on securities sold short	—	7,003

Total expenses	622,186	254,503

Less fees waived	(137,453)	(96,218)
Less expense reimbursements	(74,213)	(30,940)

Net expenses	410,520	127,345

Net investment income (loss)	2,061,422	65,715

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	784,052	1,097,768
Futures	97,109	—
Securities sold short	—	(37,071)

Net realized gain (loss)	881,161	1,060,697

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,174,916	1,268,490
Securities sold short	—	(70,218)

Change in net unrealized appreciation/depreciation	3,174,916	1,198,272

Net realized/unrealized gains (losses)	4,056,077	2,258,969

Change in net assets resulting from operations	$6,117,499	$2,324,684

(a)	Commencement of operations was July 20, 2016.
(b)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS ENDED JUNE 30, 2017

	Equity Low Volatility Income Fund (a)	Value Plus Fund (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Operations:
Net investment income (loss)	$2,061,422	$65,715
Net realized gain (loss)	881,161	1,060,697
Change in net unrealized appreciation/depreciation	3,174,916	1,198,272

Change in net assets resulting from operations	6,117,499	2,324,684

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(762)	(37)
Class C
From net investment income	(663)	(14)
Class I (formerly Select Class)
From net investment income	(2,028,610)	(27,262)
Class R5
From net investment income	(853)	—
Class R6
From net investment income	(863)	—

Total distributions to shareholders	(2,031,751)	(27,313)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	52,031,751	10,027,313

NET ASSETS:
Change in net assets	56,117,499	12,324,684
Beginning of period	—	—

End of period	$56,117,499	$12,324,684

Accumulated undistributed (distributions in excess of) net investment income	$26,651	$41,371

(a)	Commencement of operations was July 20, 2016.
(b)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED ENDED JUNE 30, 2017 (continued)

	Equity Low Volatility Income Fund (a)	Value Plus Fund (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	762	37

Change in net assets resulting from Class A capital transactions	$20,762	$20,037

Class C
Proceeds from shares issued	$20,000	$20,000
Distributions reinvested	663	14

Change in net assets resulting from Class C capital transactions	$20,663	$20,014

Class I (formerly Select Class)
Proceeds from shares issued	$50,210,475	$10,437,694
Distributions reinvested	2,028,610	27,262
Cost of shares redeemed	(290,475)	(477,694)

Change in net assets resulting from Class I capital transactions	$51,948,610	$9,987,262

Class R5
Proceeds from shares issued	$20,000	$—
Distributions reinvested	853	—

Change in net assets resulting from Class R5 capital transactions	$20,853	$—

Class R6
Proceeds from shares issued	$20,000	$—
Distributions reinvested	863	—

Change in net assets resulting from Class R6 capital transactions	$20,863	$—

Total change in net assets resulting from capital transactions	$52,031,751	$10,027,313

SHARE TRANSACTIONS:
Class A
Issued	1,334	1,333
Reinvested	49	2

Change in Class A Shares	1,383	1,335

Class C
Issued	1,333	1,333
Reinvested	43	1

Change in Class C Shares	1,376	1,334

Class I (formerly Select Class)
Issued	3,346,948	690,928
Reinvested	131,027	1,546
Redeemed	(18,948)	(26,927)

Change in Class I Shares	3,459,027	665,547

Class R5
Issued	1,333	—
Reinvested	55	—

Change in Class R5 Shares	1,388	—

Class R6
Issued	1,333	—
Reinvested	56	—

Change in Class R6 Shares	1,389	—

(a)	Commencement of operations was July 20, 2016.
(b)	Commencement of operations was August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED JUNE 30, 2017

Value Plus Fund (a)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$2,324,684
Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(22,482,928)
Proceeds from disposition of investment securities	11,190,122
Covers of investment securities sold short	(938,404)
Proceeds from investment securities sold short	2,390,833
Purchases of short-term investments - affiliates, net	(244,727)
Change in unrealized (appreciation) / depreciation on investments	(1,268,490)
Change in unrealized (appreciation) / depreciation on investment securities sold short	70,218
Net realized (gain) / loss on investments	(1,097,768)
Net realized (gain) / loss on investments securities sold short	37,071
Increase in restricted cash	(3,529)
Increase in dividends receivable	(11,088)
Increase in dividends from affiliates	(184)
Increase in tax reclaims	(107)
Increase in due from Adviser	(2,155)
Increase in deferred offering cost	(2,402)
Increase in dividend expenses to non-affiliates on securities sold short	1,422
Increase in interest expense to non-affiliates on securities sold short	904
Increase in distribution fees payable	20
Increase in service fees payable	1,372
Increase in other accrued expenses payable	34,135

Net cash provided (used) by operating activities	(10,001,001)

Cash flows provided (used) by financing activities:
Increase in due to custodian	1,001
Proceeds from shares issued	10,477,694
Payment for shares redeemed	(477,694)

Net cash provided (used) by financing activities	10,001,001

Net decrease in cash	-

Cash:
Beginning of period	-

End of period	$-

Supplemental disclosure of cash flow information:

For the period ended June 30, 2017, the Fund paid $6,099 in interest expenses for securities sold short.

(a) Commencement of operations was August 31, 2016.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)
Equity Low Volatility Income Fund
Class A
July 20, 2016 (g) through June 30, 2017	$15.00	$0.57	$1.19	$1.76	$(0.56)	$16.20	11.99%	$22,394	1.08%	3.92%	1.82%	73%
Class C
July 20, 2016 (g) through June 30, 2017	15.00	0.50	1.19	1.69	(0.49)	16.20	11.47	22,289	1.58	3.43	2.34	73
Class I (formerly Select Class)
July 20, 2016 (g) through June 30, 2017	15.00	0.61	1.19	1.80	(0.60)	16.20	12.25	56,027,827	0.83	4.17	1.25	73
Class R5
July 20, 2016 (g) through June 30, 2017	15.00	0.64	1.19	1.83	(0.63)	16.20	12.46	22,489	0.63	4.37	1.41	73
Class R6
July 20, 2016 (g) through June 30, 2017	15.00	0.64	1.20	1.84	(0.64)	16.20	12.52	22,500	0.58	4.42	1.34	73

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Include earnings credits and interest expenses, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2017.
(g)	Commencement of operations.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge)(c) (d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)(g)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)
Value Plus Fund
Class A
August 31, 2016(h) through June 30, 2017	$15.00	$0.06	$3.39	$3.45	$(0.03)	$18.42	22.99%	$24,599	1.58%	0.44%	3.04%	91%	110%
Class C
August 31, 2016(h) through June 30, 2017	15.00	(0.01)	3.38	3.37	(0.01)	18.36	22.47	24,497	2.08	(0.06)	3.50	91	110
Class I (formerly Select Class)
August 31, 2016(h) through June 30, 2017	15.00	0.10	3.38	3.48	(0.04)	18.44	23.22	12,275,588	1.33	0.69	2.65	91	110

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2017.
(g)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.17% and 2.65% for the period ended 2017,Class C are 1.67% and 3.11% for the period ended 2017 and Class I are 0.93% and 2.26% for period ended 2017, respectively.
(h)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I ( “JPM I”) and JPMorgan Trust IV (“JPM IV”) were formed on November 12, 2004 and November 11, 2015, respectively, as a Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies.

The following are 2 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non- Diversified
Equity Low Volatility Income Fund	Class A, Class C, Class I^, Class R5 and Class R6	JPM I	Diversified
Value Plus Fund	Class A, Class C and Class I^	JPM IV	Diversified

^ Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Equity Low Volatility Income Fund is to seek total return which includes current income and capital appreciation.

The investment objective of the Value Plus Fund is to seek to provide long-term capital appreciation from a portfolio of U.S. large cap value stocks.

The Equity Low Volatility Income Fund and Value Plus Fund commenced operations on July 20, 2016 and August 31, 2016, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan Equity Low Volatility Income Fund

		Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total

Total Investments in Securities (a)	$	48,313,262	$	7,439,335	$	–	$	55,752,597

JPMorgan Value Plus Fund
		Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$	13,824,624	$	–	$	–	$	13,824,624

Total Liabilities for Securities Sold Short (b)	$	(1,559,718)	$	–	$	–	$	(1,559,718)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of Equity-Linked Notes. Please refer to the SOI for industry specifics of portfolio holdings.

(b)	Portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the periods ended June 30, 2017.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of June 30, 2017, the Funds had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Equity Low Volatility Income Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also buys futures contracts to invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Equity Low Volatility Income Fund’s futures contracts activity during the period ended June 30, 2017.

Equity Low Volatility Income Fund
Futures Contracts:
Average Notional Balance	$ 647,261 (a)

    (a)   For the period July 20, 2016 through June 30, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Equity-Linked Notes — The Equity Low Volatility Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying equity. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of June 30, 2017, the Fund had outstanding ELNs as listed on the SOI.

E. Short Sales — The Value Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replace the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2017, the Fund had outstanding short sales as listed on the SOI.

F. Offering and Organizational Costs — Total offering costs of $78,266 and $14,118 incurred in connection with the offering of shares of the Equity Low Volatility Income Fund and Value Plus Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the Statements of Operations. For the respective periods ended June 30, 2017, total offering costs amortized were $73,978 and $11,716, respectively.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees charged to each class of the Funds for the periods ended June 30, 2017 are as follows:

	Class A	Class C	Class I	Class R5	Class R6	Total
Equity Low Volatility Income Fund
Transfer agency fees	$66	$66	$359	$67	$67	$625
Value Plus Fund
Transfer agency fees	25	22	77	n/a	n/a	124

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax periods and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal periods, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for distributions from the Equity Low Volatility Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Low Volatility Income Fund	$(49)	$(3,020)	$3,069
Value Plus Fund	(50)	2,969	(2,919)

The reclassifications for the Funds relate primarily to non-taxable dividends and dividend expense on securities sold short.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Low Volatility Income Fund	0.45%
Value Plus Fund	0.75

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the periods ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees —Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ( “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A, and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R5*
Equity Low Volatility Income Fund	0.25%	0.25%	0.25%	0.10%
Value Plus Fund	0.25	0.25	0.25	n/a

* Prior to April 3, 2017, the service fee was 0.05% for Equity Low Volatility Income Fund.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R5	Class R6
Equity Low Volatility Income Fund	1.09%	1.59%	0.84%	0.64%	0.59%
Value Plus Fund	1.20%	1.70%	0.95	n/a	n/a

The expense limitation agreement was in effect for the respective periods ended June 30, 2017 and is in place until at least October 31, 2017 for Equity Low Volatility Income Fund and August 31, 2017 for Value Plus Fund.

For the respective periods ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future periods.

	Contractual Waivers
	Investment Advisory fees	Administration Fees	Service Fees	Total	Reimbursements
Equity Low Volatility Income Fund	$93,189	$40,305	$ 115	$133,609	$74,213
Value Plus Fund	71,373	7,781	16,827	95,981	30,940

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Funds’ investment in such affiliated money market funds.

The amounts of waivers resulting from investments in these money market funds for the periods ended June 30, 2017 were as follows:

Equity Low Volatility Income Fund	$3,844
Value Plus Fund	237

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the periods ended June 30, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the periods ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Shorts
Equity Low Volatility Income Fund	$75,355,042	$32,344,388	$ -	$ -
Value Plus Fund	22,482,928	11,264,263	2,390,833	938,404

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Low Volatility Income Fund	$ 52,577,681	$4,258,411	$1,083,495	$ 3,174,916
Value Plus Fund	12,565,642	1,585,390	326,408	1,258,982

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the periods ended June 30, 2017 was as follows:

Ordinary Income*
Equity Low Volatility Income Fund	$2,031,751
Value Plus Fund	27,313

    * Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Low Volatility Income Fund	$858,014	$58,265	$3,174,916
Value Plus Fund	1,108,594	4,366	1,188,764

For the Funds, the cumulative timing differences primarily consist of deferred compensation and wash sale loss deferrals.

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the periods ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds entered into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, all of the Funds’ shares were currently held by the Adviser.

Equity Low Volatility Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and the Shareholders of JPMorgan Equity Low Volatility Income Fund and JPMorgan Value Plus Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Low Volatility Income Fund (a separate series of JPMorgan Trust I) and JPMorgan Value Plus Fund (a separate series of JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, and the results of each of their operations, the changes in each of their net assets, their cash flows (for JPMorgan Value Plus Fund), and the financial highlights for the period July 20, 2016 (commencement of operations for JPMorgan Equity Low Volatility Income Fund) through June 30, 2017 and the period August 31, 2016 (commencement of operations for JPMorgan Value Plus Fund) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provides a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Low Volatility Income Fund
Class A
Actual	$1,000.00	$1,065.60	$5.53	1.08%
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class C
Actual	1,000.00	1,062.90	8.08	1.58
Hypothetical	1,000.00	1,016.96	7.90	1.58
Class I (formerly Select Class)
Actual	1,000.00	1,066.90	4.25	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R5
Actual	1,000.00	1,067.90	3.23	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (continued)

Hypothetical $1,000 Investment

Equity Low Volatility Income Fund (continue)
Class R6
Actual	1,000.00	1,068.20	2.97	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

Value Plus Fund
Class A
Actual	1,000.00	$1,058.60	8.32	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class C
Actual	1,000.00	1,055.80	10.86	2.13
Hypothetical	1,000.00	1,014.23	10.64	2.13
Class I (formerly Select Class)
Actual	1,000.00	1,059.80	7.05	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the actual period). Commencement of operations was July 20, 2016.

TAX LETTER (Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividend
Received
Deduction
Equity Low Volatility Income Fund	41.61%

Value Plus Fund	11.90

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017:

Qualified
Dividend
Income
Distribution
Equity Low Volatility Income Fund	$1,321,867

Value Plus Fund	27,313

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾   Social Security number and account balances

◾   transaction history and account transactions

◾   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾   open an account or provide contact information

◾   give us your account information or pay us by check

◾   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾   affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2013.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $1,402,712

2016 – $1,278,799

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $244,510

2016 – $206,100

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $506,133

2016 – $469.500

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 – $29.1 million

2016 – $29.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2017